AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 7, 1997.

                                                               FILE NO. 33-8982
                                                               ICA NO. 811-4852

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

       REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           [X]


                      PRE-EFFECTIVE AMENDMENT NO. _____                  [ ]


                       POST-EFFECTIVE AMENDMENT NO. 31                   [X]
                                       AND

                        REGISTRATION STATEMENT UNDER THE
                       INVESTMENT COMPANY ACT OF 1940                    [X]


                                AMENDMENT NO. 32


                               VICTORY PORTFOLIOS
           (EXACT NAME OF REGISTRANT AS SPECIFIED IN TRUST INSTRUMENT)

                                3435 STELZER ROAD
                              COLUMBUS, OHIO 43219
                     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

                                 (800) 362-5365
                        (AREA CODE AND TELEPHONE NUMBER)

                                                         COPY TO:

GEORGE O. MARTINEZ, ESQ.                   CARL FRISCHLING, ESQ.
BISYS FUND SERVICES                        KRAMER, LEVIN, NAFTALIS & FRANKEL
3435 STELZER ROAD                          919 THIRD AVENUE
COLUMBUS, OHIO 43219                       NEW YORK,NEW YORK 10022
(NAME AND ADDRESS OF AGENT FOR SERVICE)


IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE:


[ ]      IMMEDIATELY UPON FILING PURSUANT TO   [ ] ON (        ) PURSUANT TO
         PARAGRAPH (B)                             PARAGRAPH (B)


[ ]      60 DAYS AFTER FILING PURSUANT TO      [ ] (           ) PURSUANT TO
         PARAGRAPH (A)(1)                          PARAGRAPH (A)(1)


|X|      75 DAYS AFTER FILING PURSUANT TO      [ ] ON (        ) PURSUANT TO
         PARAGRAPH (A)(2)                          PARAGRAPH (A)(2) OF RULE 485.


IF APPROPRIATE, CHECK THE FOLLOWING BOX:

[ ] THIS POST-EFFECTIVE AMENDMENT DESIGNATES A NEW EFFECTIVE DATE FOR A PREVIOUSLY FILED POST- EFFECTIVE AMENDMENT.


REGISTRANT HAS REGISTERED AN INDEFINITE NUMBER OF SHARES PURSUANT TO RULE 24F-2 AND ITS RULE 24F-2 NOTICE FOR ITS OCTOBER 31, 1996 FISCAL YEAR WAS FILED ON DECEMBER 23, 1996, IN ACCORDANCE WITH RULE 24F-2.

                             THE VICTORY PORTFOLIOS



                              CROSS-REFERENCE SHEET


                             THE VICTORY PORTFOLIOS
BALANCED FUND, DIVERSIFIED STOCK FUND, FINANCIAL RESERVES FUND, FUND FOR INCOME,
          GOVERNMENT BOND FUND, GOVERNMENT MORTGAGE FUND, GROWTH FUND,
           INSTITUTIONAL MONEY MARKET FUND, INTERMEDIATE INCOME FUND,
            INTERNATIONAL GROWTH FUND, INVESTMENT QUALITY BOND FUND,
             LIMITED TERM INCOME FUND, NATIONAL MUNICIPAL BOND FUND,
               OHIO MUNICIPAL BOND FUND, OHIO REGIONAL STOCK FUND,
                  PRIME OBLIGATIONS FUND, SPECIAL GROWTH FUND,
                      SPECIAL VALUE FUND, STOCK INDEX FUND,
                     TAX-FREE MONEY MARKET FUND, VALUE FUND,
                   LAKEFRONT FUND, REAL ESTATE INVESTMENT FUND


Item Number
 Form N-1A     Part A                                  Prospectus Caption
               ------                                  -------------------
i.       Cover Page                              Cover Page; Introduction; An
                                                 Overview of the Fund


ii.      Synopsis                                Fund Expenses

iii.     Condensed Financial Information         Financial Highlights


iv.      General Description of Registrant       Introduction; An Overview of the Fund;
                                                 Investment Policies and  Strategies; Risk
                                                 Factors;  Investment  Limitations ; Fund
                                                 Organization and Fees; Additional Information

v.       Management of the Fund                  Organization and   Management of the
                                                 Fund

v.A.     Management's Discussion of Fund         Investment Performance
         Performance

vi.      Capital Stock and Other Securities      INVESTING WITH VICTORY; How to
                                                 Purchase Shares; How to Exchange Shares;
                                                 How to Redeem Shares; Dividends,
                                                 Distributions and Taxes; Fund Organization
                                                 and Fees; Additional Information

vii.     Purchase of Securities Being Offered    How to Purchase Shares; How to Exchange
                                                 Shares

viii.    Redemption or Repurchase                How to Exchange Shares; How to
                                                 Redeem Shares

ix.      Pending Legal Proceedings               Inapplicable


THE VICTORY PORTFOLIOS




                              CROSS REFERENCE SHEET

                             THE VICTORY PORTFOLIOS
BALANCED FUND, DIVERSIFIED STOCK FUND, FINANCIAL RESERVES FUND, FUND FOR INCOME,
          GOVERNMENT BOND FUND, GOVERNMENT MORTGAGE FUND, GROWTH FUND,
           INSTITUTIONAL MONEY MARKET FUND, INTERMEDIATE INCOME FUND,
            INTERNATIONAL GROWTH FUND, INVESTMENT QUALITY BOND FUND,
             LIMITED TERM INCOME FUND, NATIONAL MUNICIPAL BOND FUND,
               OHIO MUNICIPAL BOND FUND, OHIO REGIONAL STOCK FUND,
                  PRIME OBLIGATIONS FUND, SPECIAL GROWTH FUND,
                      SPECIAL VALUE FUND, STOCK INDEX FUND,
                     TAX-FREE MONEY MARKET FUND, VALUE FUND,
                   LAKEFRONT FUND, REAL ESTATE INVESTMENT FUND


Item Number
 Form N-1A                                              Statement of Additional
    Part B                                              Information Caption
-------------                                           ------------------------


x.       Cover Page                                     Cover Page

xi.      Table of Contents                              Table of Contents

xii.     General Information and History                Additional Information

xiii.    Investment Objectives and Policies             Investment Objective and Policies; Investment
                                                        Limitations and Restrictions

xiv.     Management of the Fund                         Trustees and Officers

xv.      Control Persons and Principal                  Additional Information
         Holders of Securities

xvi.     Investment Advisory and Other                  Advisory and Other Contracts
         Services

xvii.    Brokerage Allocation and Other Practices       Advisory and Other Contracts

xviii.   Capital Stock and Other Securities             Valuation of Portfolio Securities; Additional
                                                        Purchase, Exchange and Redemption
                                                        Information; Additional Information

xix.     Purchase, Redemption and Pricing               Valuation of Portfolio Securities; Additional
         of Securities Being Offered                    Purchase, Exchange and Redemption
                                                        Information; Performance; Additional
                                                        Information


THE VICTORY PORTFOLIOS




Item Number
 Form N-1A                                              Statement of Additional
    Part B                                              Information Caption
-------------                                           ------------------------

xx.      Tax Status                                     Dividends and Distributions

xxi.     Underwriters                                   Advisory and Other Contracts

xxii.    Calculation of Performance Data                Performance; Additional Information

xxiii.   Financial Statements



THE VICTORY PORTFOLIOS




                              CROSS-REFERENCE SHEET

                             THE VICTORY PORTFOLIOS
                        U.S. GOVERNMENT OBLIGATIONS FUND

Item Number
 Form N-1A
    Part A                                            Prospectus Caption
------------                                          -------------------

i.       Cover Page                                   Cover Page

ii.      Synopsis                                     Fund Expenses

iii.     Condensed Financial Information              Financial Highlights

iv.      General Description of Registrant            Investment Objective; Investment Policies and
                                                      Risk Factors;  Limiting Investment Risks;
                                                      Fund Organization and Fees; Additional
                                                      Information

v.       Management of the Fund                       Fund Organization and Fees

v.A.     Management's Discussion of Fund              Inapplicable
         Performance

vi.      Capital Stock and Other Securities           How to Invest, Exchange and Redeem;
                                                      Dividends, Distributions and Taxes; Fund
                                                      Organization and Fees; Additional Information

vii.     Purchase of Securities Being Offered         How to Invest, Exchange and Redeem

viii.    Redemption or Repurchase                     How to Invest, Exchange and Redeem

ix.      Pending Legal Proceedings                    Inapplicable



THE VICTORY PORTFOLIOS




                              CROSS REFERENCE SHEET

                             THE VICTORY PORTFOLIOS
                        U.S. GOVERNMENT OBLIGATIONS FUND

Item Number
 Form N-1A                                            Statement of Additional
    Part B                                            Information Caption
------------                                          ------------------------

x.       Cover Page                                   Cover Page

xi.      Table of Contents                            Table of Contents

xii.     General Information and History              Additional Information

xiii.    Investment Objectives and Policies           Investment Objective and Policies; Investment
                                                      Limitations and Restrictions

xiv.     Management of the Fund                       Trustees and Officers

xv.      Control Persons and Principal                Additional Information
         Holders of Securities

xvi.     Investment Advisory and Other                Advisory and Other Contracts
         Services

xvii.    Brokerage Allocation and Other Practices     Advisory and Other Contracts

xviii.   Capital Stock and Other Securities           Valuation of Portfolio Securities; Additional
                                                      Purchase, Exchange and Redemption
                                                      Information; Additional Information

xix.     Purchase, Redemption and Pricing             Valuation of Portfolio Securities; Additional
         of Securities Being Offered                  Purchase, Exchange and Redemption
                                                      Information; Performance; Additional
                                                      Information


xx.      Tax Status                                   Dividends and Distributions

xxi.     Underwriters                                 Advisory and Other Contracts

xxii.    Calculation of Performance Data              Performance; Additional Information

xxiii.   Financial Statements



THE VICTORY PORTFOLIOS



                                     PART A








                                THE VICTORY FUNDS

                                 800-KEY-FUND(R)

                                       OR

                                  800-539-3863

                                   THE VICTORY

                                  BALANCED FUND
                             DIVERSIFIED STOCK FUND

                                   VALUE FUND

                                STOCK INDEX FUND

                            OHIO REGIONAL STOCK FUND
                                   GROWTH FUND

                               SPECIAL VALUE FUND
                               SPECIAL GROWTH FUND

                            INTERNATIONAL GROWTH FUND

                                   PROSPECTUS

                                  MARCH 1, 1997

TABLE OF CONTENTS                                                           PAGE

Introduction                                                                   2
AN OVERVIEW OF EACH OF THE FUNDS                                               3
A fund-by-fund analysis which includes objectives, policies, expenses, and financial highlights
         Balanced Fund                                                         6
         Diversified Stock Fund                                               10
         Value Fund                                                           14
         Stock Index Fund                                                     17
         Ohio Regional Stock Fund                                             20
         Growth Fund                                                          24
         Special Value Fund                                                   28
         Special Growth Fund                                                  32
         International Growth Fund                                            36
Risk Factors                                                                  40
Investment Limitations                                                        41
Investment Performance                                                        41
Share Price                                                                   42
Dividends, Distributions, and Taxes                                           42
INVESTING WITH VICTORY                                                        44
         Choosing a Share Class                                               44
         How to Purchase Shares                                               46
         How to Exchange Shares                                               49
         How to Redeem Shares                                                 49
Organization and Management of the Funds                                      50
Additional Information                                                        55
Other Securities and Investment Practices                                     56

Key to Fund Information:
(1) Objective and Strategy: The goals and the strategy that a Fund plans to use in pursuing its investment objective.
(2) Risk Factors: The risks that you may assume as an investor in a Fund.
(3) Expenses: The costs that you will pay as an investor in a Fund, including sales charges and ongoing expenses.
(4) Financial Highlights: A table which shows a Fund's historical performance by share class. This table also summarizes previous operating expenses.

SHARES OF THE FUNDS ARE:
o   NOT INSURED BY THE FDIC;
o NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY KEYBANK, ANY OF ITS AFFILIATES, OR ANY OTHER BANK;
o SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY SUCH STATE AUTHORITY PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                             THE VICTORY PORTFOLIOS

                                  BALANCED FUND
                             DIVERSIFIED STOCK FUND
                                   VALUE FUND
                                STOCK INDEX FUND
                            OHIO REGIONAL STOCK FUND
                                   GROWTH FUND
                               SPECIAL VALUE FUND
                               SPECIAL GROWTH FUND
                            INTERNATIONAL GROWTH FUND

                          800-KEY-FUND OR 800-539-3863

                                  INTRODUCTION

This prospectus describes the following funds:

                                  Balanced Fund
                             Diversified Stock Fund
                                   Value Fund
                                Stock Index Fund
                            Ohio Regional Stock Fund
                                   Growth Fund
                               Special Value Fund
                               Special Growth Fund
                            International Growth Fund

The nine Victory Funds (the Funds) discussed in this prospectus are diversified mutual funds and are a part of The Victory Portfolios (Victory), an open-end investment management company. This prospectus explains the objectives, policies, risks, and strategies of the Funds. You should read this prospectus before investing in one of these Funds and keep it for future reference. A detailed Statement of Additional Information (the SAI) describing each of the Funds is also available for your review. The SAI has been filed with the Securities and Exchange Commission (the SEC), and is incorporated into this prospectus by reference. If you would like a free copy of the SAI, please request one by calling us at 800-KEY-FUND.

(1)INVESTMENT OBJECTIVE:

The BALANCED FUND seeks to provide income and long-term  growth of capital.
The DIVERSIFIED STOCK FUND seeks to provide long-term growth of capital.
The VALUE FUND seeks to provide long-term growth of capital and dividend income. The STOCK INDEX FUND seeks to provide long-term capital appreciation by attempting to match the investment performance of the Standard & Poor's 500 Composite Stock Index.
The OHIO REGIONAL STOCK FUND seeks to provide capital appreciation.
The GROWTH FUND seeks to provide long-term growth of capital.
The SPECIAL VALUE FUND seeks to provide long-term growth of capital and dividend income.
The SPECIAL GROWTH FUND seeks capital appreciation.
The INTERNATIONAL GROWTH FUND seeks to provide capital growth consistent with reasonable investment risk.

(1)INVESTMENT STRATEGY:
Each of the Funds pursues its investment objective by investing primarily in equity securities. However, each of the Funds has unique investment strategies and its own risk/reward profile. Please review the section about the Fund in which you are interested in investing and "Other Securities and Investment Practices" for an overview of the Funds.

(2)RISK FACTORS:
The Funds are not insured by the FDIC. Since equity securities fluctuate in value, the Funds' shares also will fluctuate in value.

The Value Fund and the Special Value Fund invest in securities which the Adviser believes are undervalued. Therefore, investments in the Value Fund and the Special Value Fund may involve additional risks that the securities in which they invest are not undervalued.

The Growth Fund, the International Growth Fund, and the Special Growth Fund invest primarily in equity securities of companies that do not pay out a significant portion of their earnings as dividends. Therefore, the Growth Fund, the International Growth Fund, and the Special Growth Fund will not generate significant dividend income to their investors.

The International Growth Fund invests primarily in foreign equity securities. Therefore, an investment in the International Growth Fund may involve additional risks including economic, currency, or political risks specific to the foreign countries in which it invests.

The Ohio Regional Stock Fund invests primarily in the securities of companies whose headquarters are located in the State of Ohio. Therefore, an investment in the Ohio Regional Stock Fund may involve additional risks including economic or political risks specific to the State of Ohio.

The Special Growth Fund and the Special Value Fund invest primarily in securities of small and mid-capitalization companies. The smaller, less seasoned companies in which the Special Value Fund may invest may be subject to greater business risks than larger, established companies. They may be at greater risk to changes in economic conditions and factors affecting the profits of corporations.

In addition, there are other potential risks, which are discussed in the section "Risk Factors."

WHO SHOULD INVEST:
o Investors willing to accept higher short-term risk along with higher potential long-term returns
o   Investors seeking capital appreciation over the long term
o   Investors seeking funds for the growth portion of a diversified portfolio
o   Investors who are investing for goals that are many years in the future

(3)FEES AND EXPENSES:
The Value Fund, the Stock Index Fund, the Growth Fund, and the Special Growth Fund offer only Class A Shares, while the Balanced Fund, the Diversified Stock Fund, the Ohio Regional Stock Fund, the Special Value Fund, and the International Growth Fund offer both Class A and Class B Shares. (See "Choosing a Share Class.") If you purchase Class A Shares of a Fund, you may pay a sales charge of up to 4.75% of the offering price, depending on the Fund in which you invest and the amount you invest. If you purchase Class B Shares of a Fund, you will not pay an initial sales charge; however, you may pay a deferred sales charge if you sell ("redeem") your shares within six years of purchase, and you will pay additional distribution expenses. In either case, you also will incur expenses for investment advisory, management, administrative, and shareholder services, all of which are included in a Fund's expense ratio. See "Choosing a Share Class." PURCHASES: The minimum initial investment is $500 for most accounts $250 for Individual Retirement Accounts and $25 thereafter. An initial investment must be accompanied by a Fund's Account Application. Fund shares may be purchased by check, Automated Clearing House, or wire. See "How to Purchase Shares."

REDEMPTIONS:
You can redeem Fund shares by written request or telephone. When the Transfer Agent receives a redemption request in proper form, a Fund will redeem the shares and credit your bank account or send the proceeds to the address designated on your account application. See "How to Redeem Shares."

DIVIDENDS/DISTRIBUTIONS:
Ordinarily, the Balanced Fund declares and pays dividends from its net investment income monthly. All other Funds in this prospectus declare and pay dividends from their net investment income quarterly. Any net capital gains realized by a Fund are paid as dividends annually. A Fund can send your dividends directly to you by mail, credit them to your bank account, reinvest them in the Fund, or invest them in another fund of the Victory Group. The "Victory Group" includes other funds of The Victory Portfolios and Key Mutual Funds. You can make this choice when you fill out an account application. See "Dividends, Distributions, and Taxes."

OTHER SERVICES:
Victory offers a number of other services to better serve shareholders including exchange privileges and automated investment and withdrawal plans. See "How to Exchange Shares" and "How to Redeem Shares." Our toll-free fax number is 800-529-2244. You can reach Victory's Telecommunication Device for the Deaf
(TDD) at 800-970-5296.

AN OVERVIEW OF EACH OF THE FUNDS:

-----------------------------------------------------------------------------------------------------
                                                   ESTIMATED ANNUAL
                                                    EXPENSES AFTER
                                      INCEPTION      (AS A % OF        MAXIMIUM        NEWSPAPER
    VICTORY FUND                         DATE        NET ASSETS)     SALES CHARGE     ABBREVIATION*
-----------------------------------------------------------------------------------------------------
Balanced Fund Class A                      12/10/93       1.25%             4.75%      Victory BalncdA
Balanced Fund Class B                      2/1/96         2.20%             5.00%      Victory BalncdB
-----------------------------------------------------------------------------------------------------
Diversified Stock Fund Class A             10/20/89       1.05%             4.75%      Victory DvsStkA
Diversified Stock Fund Class B             02/01/96       1.95%             5.00%      Victory DvsStkB
-----------------------------------------------------------------------------------------------------
Value Fund Class A                         12/3/93        1.40%             4.75%      Victory Value
-----------------------------------------------------------------------------------------------------
Stock Index Fund Class A                   12/3/93        0.56%             4.75%      Victory StkIdx
-----------------------------------------------------------------------------------------------------
Ohio Regional Stock Fund Class A           10/20/89       1.45%             4.75%      Victory OH RegA
Ohio Regional Stock Fund Class B            2/1/96        2.50%             5.00%      Victory OH RegB
-----------------------------------------------------------------------------------------------------
Growth Fund Class A                        12/3/93        1.40%             4.75%      Victory Growth
-----------------------------------------------------------------------------------------------------
Special Value Fund Class A                 12/3/93        1.45%             4.75%      Victory SplValA
Special Value Fund Class B                  2/1/96        2.35%             5.00%      Victory SplValB
-----------------------------------------------------------------------------------------------------
Special Growth Fund Class A                12/3/93        1.53%             4.75%      Victory SplGwth
------------------------------------------------------------------------------------------------------
International Growth Fund Class A          12/10/93       1.70%             4.75%      Victory IntlGrA
International Growth Fund Class B          2/1/96         3.10%             5.00%      Victory IntlGrA
------------------------------------------------------------------------------------------------------

*All newspapers do not use the same abbreviation.

The following pages provide you with separate overviews of each Fund. Please look at the objective, policies, strategies, policies, risks, expenses, and financial history to determine which Fund will best suit your risk tolerance and investment needs. You also should review "Other Securities and Investment Practices" for additional information about the individual securities in which the Funds can invest and the risks related to these investments.

                                  BALANCED FUND

(1)INVESTMENT OBJECTIVE: The Balanced Fund seeks to provide income and long-term growth of capital.

(1)INVESTMENT POLICIES AND STRATEGY: The Balanced Fund pursues its investment objective by investing in equity securities and fixed income securities. The Balanced Fund may invest in any type or class of security.

Important Characteristics of the Balanced Fund's Investments:

    In making investment decisions involving EQUITY SECURITIES, the Adviser considers:
        o The growth and profitability prospects for the economic sector and markets in which the company operates and for the products or services it provides
        o   The financial condition of the company
        o The price of the security and how that price compares to historical price levels, to current price levels in the general market, and to prices of competing companies; projected earnings estimates; and earnings growth rate for the company
    In making investment decisions involving DEBT SECURITIES, the Adviser considers:
        o Quality: The Balanced Fund primarily purchases investment-grade corporate debt securities.
        o Maturity: The average weighted maturity of the Balanced Fund's fixed income securities will range from 5 to 15 years. This range may be changed in response to changes in market conditions.
    In making investment decisions involving PREFERRED STOCK, the Adviser considers:
        o The issuer's financial strength, including its historic and current financial condition
        o   The  issuer's   projected   earnings,   cash  flow,   and  borrowing
            requirements
        o   The issuer's continuing ability to meet its obligations

Under normal market conditions, the Balanced Fund will:
o Invest 40% to 70% of its total assets in equity securities and securities convertible into common stock
o   Invest at least 25% of its total assets in fixed income securities

(2) RISK: The Balanced Fund is designed for long-term investors. The Balanced Fund is subject to the risks common to all mutual funds and the risks common to mutual funds that invest in equity securities and debt securities. By itself, the Balanced Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment and in the level of income they receive from their investment. PLEASE READ "RISK FACTORS" CAREFULLY BEFORE INVESTING.

PORTFOLIO MANAGEMENT: Denise Coyne and Richard T. Heine are the Portfolio Managers of the Balanced Fund. Richard Heine has been the Portfolio Manager of the Balanced Fund since its inception in December 1993. Richard Heine is a Senior Portfolio Manager and Director of Key Asset Management Inc., and has been in the investment business since 1976. Denise Coyne has been a Portfolio Manager of the Balanced Fund since January 1995. She is a Senior Portfolio Manager and Director for Key Asset Management Inc., and has been in the investment advisory business since ___________.

                                  BALANCED FUND
                                (3)FUND EXPENSES

This section will help you understand the costs and expenses you would pay, directly or indirectly, if you invest in the Balanced Fund.

SHAREHOLDER TRANSACTION EXPENSES*                CLASS A SHARES   CLASS B SHARES
                                                 --------------   --------------

     Maximum Sales Charge Imposed on Purchases
       (as a percentage of the offering price)       4.75%             None
     Sales Charge Imposed on Reinvested Dividends     None             None
     Deferred Sales Charge                            None           5.00%**
     Redemption Fees                                  None             None
     Exchange Fees                                    None             None

*You may be charged additional fees if you purchase, exchange, or redeem shares through a broker or agent.
**5% in the first year, declining to 1% in the sixth year, with no charge after the sixth year.

The Annual Fund Operating Expenses table, below, illustrates the estimated operating expenses that you will incur as a shareholder of the Balanced Fund. THESE EXPENSES ARE CHARGED DIRECTLY TO THE BALANCED FUND. Expenses include management fees, as well as the costs of maintaining accounts, administering the Balanced Fund, providing shareholder services, and other activities. The expenses shown are estimated based on historical or projected expenses of the Balanced Fund.

ANNUAL FUND OPERATING EXPENSES               CLASS A SHARES      CLASS B SHARES
                                             --------------      --------------

(AFTER EXPENSE WAIVERS AND REIMBURSEMENTS)
(as a percentage of average daily net assets)

    Management Fee(1)                              .85%               .85%
    Rule 12b-1 Distribution Fees                   .00%               .75%
    Other Expenses(2)                              .40%               .60%
                                                  -----              -----
    Total Fund Operating Expenses(1)              1.25%              2.20%
                                                  =====              =====

(1) These fees have been voluntarily reduced. Without this waiver, the Management Fee would be 1.00%, and the Total Fund Operating Expenses would be 1.40% for Class A Shares and 2.35% for Class B Shares.
(2) Other Expenses includes an estimate of shareholder servicing fees the Balanced Fund expects to pay. See "Organization and Management of the Funds-Shareholder Servicing Plan."

The following example is designed to help you understand the various costs you will bear, directly or indirectly, as an investor in the Balanced Fund.

EXAMPLE: You would pay the following expenses on a $1,000 investment in the Balanced Fund, assuming: (1) a 5% annual return, and (2) redemption at the end of each time period.

                   1 YEAR           3 YEARS           5 YEARS           10 YEARS
                   ------           -------           -------           --------
CLASS A SHARES       $60              $85               $113              $191
CLASS B SHARES       $72              $99               $138              $229

THIS EXAMPLE IS ONLY AN ILLUSTRATION. ACTUAL EXPENSES AND RETURNS WILL VARY.

                              FINANCIAL HIGHLIGHTS

****The Financial Highlights describe the Balanced Fund's returns and operating expenses over time. This table shows the results of an investment in one share of the Balanced Fund for each of the periods indicated.****

The financial highlights were audited by Coopers & Lybrand L.L.P. This information should be read in conjunction with the Balanced Fund's most recent Annual Report to shareholders, which is incorporated by reference into the SAI. If you would like a copy of the Annual Report, write or call the Balanced Fund at 800-KEY-FUND.

Variability, as shown by year-to-year total return: (Insert chart showing Total Return)

                                  BALANCED FUND

                                            CLASS B SHARES                   CLASS A SHARES
                                            MARCH 1, 1996    ---------------------------------------------
                                               THROUGH       YEAR ENDED     YEAR ENDED       DECEMBER 10,
                                             OCTOBER 31,     OCTOBER 31,    OCTOBER 31,    1993 TO OCTOBER
                                               1996(d)         1996(d)          1995            31, 1994(a)
                                               -------         -------          ----      -   -----------
NET ASSET VALUE, BEGINNING OF PERIOD           $11.51           $11.01           $9.62         $10.00
---------------------------------------------------------------------------------------------------------
Investment Activities
     Net investment income                       0.14             0.36            0.41           0.33
     Net realized and unrealized gains
     (losses) from investments and               0.85             1.39            1.40          (0.39)
foreign  currencies
---------------------------------------------------------------------------------------------------------
         Total from Investment Activities        0.99             1.75            1.81          (0.06)
---------------------------------------------------------------------------------------------------------
Distributions
     Net investment income                      (0.14)           (0.36)          (0.41)         (0.32)
     In excess of net investment income         (0.02)           -----           (0.01)         -----
     Net realized gains                         -----            (0.07)           -----         -----
---------------------------------------------------------------------------------------------------------
         Total Distributions                    (0.16)           (0.43)          (0.42)         (0.32)
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                 $12.34           $12.33          $11.01          $9.62
=========================================================================================================
Total Return (excludes sales charge)            15.73%(e)        16.27%          19.24%         (0.57%)(b)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000)                $1,432         $273,553        $201,073         $127,285
Ratio of expenses to average net assets          2.46%(c)         1.27%           0.98%          0.87%(c)
Ratio of net investment income to
     average net assets                          1.78%(c)         3.14%           4.05%          3.97%(c)
Ratio of expenses to average net assets(h)       2.67%(c)         1.43%           1.36%          1.49%(c)
Ratio of net investment income to
     to average net assets(h)                    1.57             2.98%           3.67%          3.35%
Portfolio turnover(f)                            80%             80%             69%           118%
Average commission rate paid (g)               $0.0084         $0.0084            ----           ----

During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Effective March 1, 1996, the Balanced Fund designated the existing shares as Class A Shares and began offering Class B Shares.
(e) Represents total return for the Balanced Fund for the period November 1, 1995 through February 29, 1996 plus total return for Class B Shares for the period March 1, 1996 through October 31, 1996.
(f) Portfolio turnover is calculated on the basis of the Balanced Fund as a whole without distinguishing between the classes of shares issued.
(g) Represents the total dollar amount of commissions paid on portfolio security transactions divided by total number of shares purchased and sold by the Balanced Fund for which commissions were charged.

                             DIVERSIFIED STOCK FUND

(1)INVESTMENT OBJECTIVE: The Diversified Stock Fund seeks to provide long-term growth of capital.

(1)INVESTMENT POLICIES AND STRATEGIES: The Diversified Stock Fund pursues its investment objective by investing primarily in common stocks and securities convertible into common stocks issued by established domestic and foreign companies.

The Adviser seeks to invest in securities that they consider undervalued in relation to historical earnings and the value of the issuer's underlying assets. In making investment decisions, the Adviser may consider cash flow, book value, dividend yield and growth potential, quality of management, adequacy of revenues, earnings, capitalization, and future relative earnings growth. The Adviser will pursue investments that provide above average dividend yield or potential for appreciation.

Under normal market conditions, the Diversified Stock Fund:
o Will invest at least 80% of its total assets in equity securities and securities convertible into common stock
o   May invest up to 20% of its total assets in:
    o   Equity securities of foreign issuers
    o   Investment-grade corporate debt securities
    o   Short-term debt obligations
    o   U.S. Government obligations

(2) RISK: The Diversified Stock Fund is designed for long-term investors. The Diversified Stock Fund is subject to the risks common to all mutual funds and the risks common to mutual funds that invest in equity securities. By itself, the Diversified Stock Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment. PLEASE READ "RISK FACTORS" CAREFULLY BEFORE INVESTING.

PORTFOLIO MANAGEMENT: Lawrence G. Babin is the Portfolio Manager of the Diversified Stock Fund, a position he has held since its inception in October 1989. He is a Senior Portfolio Manager and Managing Director of Key Asset Management Inc., and has been in the investment business since 1982.

                             DIVERSIFIED STOCK FUND
                                (3)FUND EXPENSES

This section will help you understand the costs and expenses you would pay, directly or indirectly, if you invest in the Diversified Stock Fund.

SHAREHOLDER TRANSACTION EXPENSES*                 CLASS A SHARES  CLASS B SHARES
                                                  --------------  --------------
    Maximum Sales Charge Imposed on Purchases
         (as a percentage of the offering price)       4.75%          None
    Sales Charge Imposed on Reinvested Dividends       None           None
    Deferred Sales Charge                              None          5.00%**
    Redemption Fees                                    None           None
    Exchange Fee                                       None           None

*You may be charged additional fees if you purchase, exchange, or redeem shares through a broker or agent. **5% in the first year, declining to 1% in the sixth year, with no charge after the sixth year.

The Annual Fund Operating Expenses table, below, illustrates the estimated operating expenses that you will incur as a shareholder of the Diversified Stock Fund. THESE EXPENSES ARE CHARGED DIRECTLY TO THE DIVERSIFIED STOCK FUND. Expenses include management fees as well as the costs of maintaining accounts, administering the Diversified Stock Fund, providing shareholder services, and other activities. The expenses shown are estimated based on historical or projected expenses of the Diversified Stock Fund.

ANNUAL FUND OPERATING EXPENSES                CLASS A SHARES      CLASS B SHARES
                                              --------------      --------------
(as a percentage of average daily net assets)
   Management Fees                                  .65%                 .65%
   Rule 12b-1 Distribution Fees                     None                 .75%
   Other Expenses(1)                                .40%                 .65%
                                                   -----                -----
   Total Fund Operating Expenses                   1.05%                1.95%
                                                   =====                =====

(1) Other Expenses include an estimate of shareholder servicing fees the Diversified Stock Fund expects to pay. See "Organization and Management of the Funds -- Shareholder Servicing Plan."

The following example is designed to help you understand the various costs you will bear, directly or indirectly, as an investor in the Diversified Stock Fund.

EXAMPLE: You would pay the following expenses on a $1,000 investment, in the Diversified Stock Fund assuming: (1) a 5% annual return , and (2) redemption at the end of each time period.

                      1 YEAR          3 YEARS          5 YEARS         10 YEARS
                      ------          -------          -------         --------
CLASS A SHARES          $58             $79              $103            $170
CLASS B SHARES          $70             $91              $125            $204

THIS EXAMPLE IS ONLY AN ILLUSTRATION. ACTUAL EXPENSE AND RETURNS WILL VARY.

                              FINANCIAL HIGHLIGHTS


****The Financial Highlights describe the Diversified Stock Fund's returns and operating expenses over time. This table shows the results of an investment in one share of the Diversified Stock Fund for each of the periods indicated.****

The financial highlights were audited by Coopers & Lybrand L.L.P. This information should be read in conjunction with the Diversified Stock Fund's most recent Annual Report to shareholders, which is incorporated by reference into the SAI. If you would like a copy of the Annual Report, write or call the Diversified Stock Fund at 800-KEY-FUND.

Variability, as shown by year-to-year total return : (Insert chart showing Total Return)

                             DIVERSIFIED STOCK FUND

                                          Class B Shares                                         Class A Shares
                                       ---------------------------------------------------------------------------------------------
                                          March 1,                                                                       October 20,
                                       1996 through  Year Ended               Year Ended October 31,                       1989 to
                                        October 31,  October 31, ------------------------------------------------------- October 31,
                                          1996(a)      1996(a)   1995      1994     1993      1992      1991     1990(c)  1989(a)(c)
                                       ---------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD       $14.18     $13.62    $12.68    $13.39   $12.16    $11.44    $9.25     $9.90    $10.00
------------------------------------------------------------------------------------------------------------------------------------
Investment Activities
Net investment income                        0.07       0.20      0.27      0.25     0.18      0.19     0.23      0.26
  Net realized and unrealized gains
       (losses) from investments             1.57       3.21      2.33      0.64     1.50      1.11     2.20    (0.67)    (0.10)
------------------------------------------------------------------------------------------------------------------------------------
     Total from Investment Activities        1.64       3.41      2.60      0.89     1.68      1.30     2.43    (0.41)    (0.10)
------------------------------------------------------------------------------------------------------------------------------------
Distributions
  Net investment income                    (0.07)     (0.19)    (0.27)    (0.23)   (0.21)    (0.19)   (0.24)    (0.24)
  In excess of net investment income       (0.04)      -----    (0.01)     -----    -----     -----    -----     -----     -----
  Net realized gains                        -----     (1.09)    (1.38)    (1.37)   (0.24)    (0.39)
------------------------------------------------------------------------------------------------------------------------------------
     Total Distributions                   (0.11)     (1.28)    (1.66)    (1.60)   (0.45)    (0.58)   (0.24)    (0.24)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD             $15.71     $15.75    $13.62    $12.68   $13.39    $12.16   $11.44     $9.25     $9.90
====================================================================================================================================
Total Return (excludes sales charge)    26.61%(c)     27.16%    23.54%     7.39%   14.04%    11.57%   27.50%   (4.29%)   (1.00%)

RATIOS/SUPPLEMENTAL DATA:

Net Assets, End of Period (000)            $8,228   $571,153  $409,549  $263,227 $257,405  $227,839 $177,472  $121,754   $80,046
Ratio of expenses to average net assets  2.07%(b)      1.05%     0.92%     0.89%    0.89%     0.91%    0.91%     0.91%  0.75%(d)
Ratio of net investment income to        0.11%(b)      1.40%     2.11%     2.06%    1.45%     1.63%    2.06%     2.75%  1.39%(d)
average net assets
Ratio of expenses to average net         2.08%(b)      1.08%     0.95%     1.10%    0.90%
assets(b)
Ratio of net investment income to        0.10%(b)      1.37%     2.07%     1.86%    1.43%
average net assets(b)
Portfolio turnover(d)                         94%        94%       75%      104%      86%       75%      51%       63%        3%
Average commission rate paid(e)           $0.0504    $0.0504

During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Effective March 1, 1996, the Diversified Stock Fund designated the existing shares as Class A Shares and began offering Class B Shares.
(b) Annualized.
(c) Represents total return for the Diversified Stock Fund for the period November 1, 1995 through February 29, 1996 plus total return for Class B Shares for the period March, 1996 through October 31, 1996
(d) Portfolio turnover is calculated on the basis of the Diversified Stock Fund as a whole without distinguishing between the classes of shares issued.
(e) Represents the total dollar amount of commissions paid on portfolio security transactions divided by total number of shares purchased and sold by the Diversified Stock Fund for which commissions were charged.

                                   VALUE FUND

(1)INVESTMENT OBJECTIVE: The Value Fund seeks to provide long-term growth of capital and dividend income.

(1)INVESTMENT POLICIES AND STRATEGY: The Value Fund pursues its investment objective by investing primarily in a diversified group of equity securities with an emphasis on companies with above average total return potential. The securities in the Value Fund usually are listed on a nationally recognized exchange.

The Adviser seeks equity securities of under-valued companies.

Under normal market conditions, the Value Fund:
o Will invest at least 80% of its total assets in equity securities and securities convertible into common stock
o   May invest up to 20% of its total assets in:
    o   Preferred stocks
    o   Investment-grade corporate debt securities
    o   Short-term debt obligations
    o   U.S. Government obligations

(2)RISK: The Value Fund is designed for long-term investors. The Value Fund is subject to the risks common to all mutual funds and the risks common to mutual funds that invest in equity securities. By itself, the Value Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment. PLEASE READ "RISK FACTORS" CAREFULLY BEFORE INVESTING.

PORTFOLIO MANAGEMENT: Judith A. Jones is the Portfolio Manager of the Value Fund, a position she has held since its inception in December 1993. She is a Senior Portfolio Manager and Managing Director of Key Asset Management, Inc., and has been in the investment business since 1967.

                                   VALUE FUND
                                (3)FUND EXPENSES

This section will help you understand the costs and expenses you would pay, directly or indirectly, if you invested in the Value Fund.

SHAREHOLDER TRANSACTION EXPENSES*                        CLASS A SHARES
                                                         --------------
   Maximum Sales Charge Imposed on Purchases
        (as a percentage of the offering price)               4.75%
   Sales Charge Imposed on Reinvested Dividends               None
   Deferred Sales Charge                                      None
   Redemption Fees                                            None
   Exchange Fees                                              None

*You may be charged additional fees if you purchase, exchange, or redeem shares through a broker or agent.

The Annual Fund Operating Expenses table, below, illustrates illustrate the estimated operating expenses that you will incur as a shareholder of the Value Fund. THESE EXPENSES ARE CHARGED DIRECTLY TO THE VALUE FUND. Expenses include management fees as well as the costs of maintaining accounts, administering the Value Fund, providing shareholder services, and other activities. The expenses shown are estimated based on historical or projected expenses of the Value Fund.

ANNUAL FUND OPERATING EXPENSES                           CLASS A SHARES
(as a percentage of average daily net assets)            --------------
    Management Fee                                            1.00%
    Other Expenses(1)                                          .40%
                                                              -----
    Total Fund Operating Expenses                             1.40%
                                                              =====

(1) Other Expenses includes an estimate of shareholder servicing fees the Value Fund expects to pay. See "Organization and Management of the Funds -- Shareholder Servicing Plan."

The following example is designed to help you understand the various costs you will bear, directly or indirectly, as an investor in the Value Fund.

EXAMPLE: You would pay the following expenses on a $1,000 investment in the Value Fund, assuming: (1) a 5% annual return, and (2) redemption at the end of each time period.

                       1 YEAR          3 YEARS        5 YEARS          10 YEARS
                       ------          -------        -------          --------
CLASS A SHARES           $61             $90            $120             $207

THIS EXAMPLE IS ONLY AN ILLUSTRATION. ACTUAL EXPENSES AND RETURNS WILL VARY.

                              FINANCIAL HIGHLIGHTS

****The Financial Highlights describe the Value Fund's returns and operating expenses over time. This table shows the results of an investment in one share of the Value Fund for each of the periods indicated.****

The financial highlights were audited by Coopers & Lybrand L.L.P. This information should be read in conjunction with the Value Fund's most recent Annual Report to shareholders, which is incorporated by reference into the SAI. If you would like a copy of the Annual Report, write or call the Value Fund at 800-KEY-FUND).

Variability, as shown by year-to-year total return : (Insert chart showing Total Return)

                                   VALUE FUND

                                                                      YEAR ENDED          YEAR ENDED       DECEMBER 3, 1993
                                                                     OCTOBER 31,         OCTOBER 31,        TO OCTOBER 31,
                                                                         1996              1995(d)              1994(a)
                                                                         ----              -------              -------
NET ASSET VALUE, BEGINNING OF PERIOD                                    $11.87              $10.13              $10.00
--------------------------------------------------------------------------------------------------------------------------
Investment Activities
     Net investment income                                                0.20                0.27                0.21
     Net realized and unrealized gains from investments                   2.65                1.92                0.11
--------------------------------------------------------------------------------------------------------------------------
         Total from Investment Activities                                 2.85                2.19                0.32
--------------------------------------------------------------------------------------------------------------------------
Distributions
     Net investment income                                               (0.20)              (0.27)              (0.19)
     In excess of net investment income                                   ----               (0.01)              -----
     Net realized gains                                                  (0.34)              (0.17)              -----
--------------------------------------------------------------------------------------------------------------------------
         Total Distributions                                             (0.54)              (0.45)              (0.19)
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                          $14.18              $11.87              $10.13
==========================================================================================================================
Total Return (excludes sales charge)                                     24.66%              22.28%               3.27%(b)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000)                                        $382,083            $295,871            $188,184
Ratio of expenses to average net assets                                   1.33%               0.99%               0.92%(c)
Ratio of net investment income to average net assets                      1.56%               2.55%               2.32%(c)
Ratio of expenses to average net assets(f)                                1.35%               1.30%               1.48%(c)
Ratio of net investment income to average net assets(f)                   1.54%               2.24%              1.76%(c)
Portfolio turnover                                                       28%                 23%                 39%
Average commission rate paid(e)                                        $0.0524

(a)  Period from commencement of operations.
(b)  Not annualized.
(c)  Annualized.
(d) Effective June 5, 1995, the Victory Equity Income Portfolio merged into the Value Fund. Financial highlights for the periods prior to June 5, 1995 represent the Value Fund.
(e) Represents the total dollar amount of commissions paid on portfolio security transactions divided by total number of shares purchased and sold by the Value Fund for which commissions were charged.
(f) During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(1)INVESTMENT   OBJECTIVE:  The  Stock  Index  Fund  seeks  to  provide  capital appreciation by attempting to match the investment performance of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index").

(1)INVESTMENT POLICIES AND STRATEGY: The Stock Index Fund pursues its investment objective by attempting to duplicate the capital performance and dividend income of the S&P 500 Index. The Stock Index Fund invests primarily in many of the equity securities that are in the S&P 500 Index, including American Depository Receipts (ADRs), and secondarily in realted futures and options contracts.

The S&P 500 Index is composed of 500 common stocks. To minimize small positions and transactions expenses, the Stock Index Fund need not invest in every stock included in the S&P 500 Index. The Stock Index Fund may purchase stocks that are not included in the S&P 500 Index if the Adviser believes that those purchases will reduce "tracking error" (the difference between the Stock Index Fund's investment results, before expenses, and that of the S&P 500 Index).

The Stock Index Fund is not managed in the traditional sense using economic, financial, and market analysis. Therefore, the Stock Index Fund will not necessarily sell a stock that is underperforming. Brokerage costs, fees, operating expenses, and tracking errors may cause the Stock Index Fund's total return to be lower than that of the S&P 500 Index.

In connection with its futures and options transactions, the Stock Index Fund may invest in:
o    Preferred stocks
o    Investment-grade corporate debt securities
o    Short-term debt obligations
o    U.S. Government obligations.

(2)RISK: The Stock Index Fund is designed for long-term investors. The Stock Index Fund is subject to the risks common to all mutual funds and the risks common to mutual funds that invest in equity securities. The Stock Index Fund may purchase, retain, and sell securities when such transactions would not be consistent with traditional investment criteria. The Stock Index Fund generally will remain fully invested in common stocks even when stock prices generally are falling. Accordingly, an investor is exposed to a greater risk of loss (and a corresponding greater prospect of gain) from fluctuations in the value of such securities than would be the case if the Stock Index Fund was not so invested in such securities. By itself, the Stock Index Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather sudden and sometimes substantial changes in the value of their investment.

PLEASE READ "RISK FACTORS" CAREFULLY BEFORE INVESTING.

PORTFOLIO MANAGEMENT: Malini S. Menon is the Portfolio Manager of the Stock Index Fund, a position she has held since April, 1996. She is a Vice President and Portfolio Manager of Key Asset Management Inc., and has been in the investment business since 1990.

                                STOCK INDEX FUND
                                (3)FUND EXPENSES

This section will help you understand the costs and expenses you would pay, directly or indirectly, if you invested in the Stock Index Fund.

SHAREHOLDER TRANSACTION EXPENSES*                              CLASS A SHARES
                                                               --------------
    Maximum Sales Charge Imposed on Purchases

        (as a percentage of the offering price)                4.75%
    Sales Charge Imposed on Reinvested Dividends               None
    Deferred Sales Charge                                      None
    Redemption Fees                                            None
    Exchange Fees                                              None

*You may be charged additional fees if you purchase, exchange, or redeem shares through a broker or agent.

The Annual Fund Operating Expenses table, below, illustrates the estimated operating expenses that you will incur as a shareholder of the Stock Index Fund. THESE EXPENSES ARE CHARGED DIRECTLY TO THE STOCK INDEX FUND. Expenses include management fees, as well as the costs of maintaining accounts, administering the Stock Index Fund, providing shareholder services, and other activities. The expenses shown are estimated based on historical or projected expenses of the Stock Index Fund.

ANNUAL FUND OPERATING EXPENSES (AFTER EXPENSE, WAIVERS AND       CLASS A SHARES
REIMBURSMENTS) (as a percentage of average daily net assets)     --------------
        Management Fee (1)                                            .45%
        Other Expenses (2)                                            .11%
                                                                      ----
        Total Fund Operating Expenses(1)(2)                           .56%

(1) These fees have been voluntarily reduced. Without this waiver, the Management Fee would be .60% and the Administration Fee would be .15%. If the waivers were not in place, the Total Fund Operating Expenses would be .86%.
(2) Other Expenses includes an estimate of the shareholder servicing fees the Stock Index Fund expects to pay. See "Organization and Management of the Funds -- Shareholder Servicing Plan."

The following example is designed to help you understand the various costs you will bear, directly or indirectly, as an investor in the Stock Index Fund.

EXAMPLE: You would pay the following expenses on a $1,000 investment, in the Stock Index Fund assuming (1) a 5% annual return, and (2) redemption at the end of each time period.

                       1 YEAR          3 YEARS         5 YEARS       10 YEARS
                       ------          -------         -------       --------
CLASS A SHARES           $53             $65             $77           $114

THIS EXAMPLE IS ONLY AN ILLUSTRATION. ACTUAL EXPENSES AND RETURNS WILL VARY.

                              FINANCIAL HIGHLIGHTS

****The Financial Highlights describe the Stock Index Fund's returns and operating expenses over time. This table shows the results of an investment in one share of the Stock Index Fund for each of the periods indicated.****

The financial highlights were audited by Coopers & Lybrand L.L.P. This information should be read in conjunction with the Stock Index Fund's most recent Annual Report to shareholders, which is incorporated by reference into the SAI. If you would like a copy of the Annual Report, write or call the Stock Index Fund at 800-KEY-FUND.

Variability, as shown by year-to-year total return: (Insert chart showing Total Return)

                                STOCK INDEX FUND
                                 CLASS A SHARES

                                                                                                       DECEMBER 3,
                                                                   YEAR ENDED        YEAR ENDED          1993 TO
                                                                   OCTOBER 31,       OCTOBER 31,       OCTOBER 31,
                                                                      1996              1995              1994(a)
                                                                      -----             ----             -------
NET ASSET VALUE, BEGINNING OF PERIOD                                  $12.50          $10.18             $10.00
--------------------------------------------------------------------------------------------------------------------
Investment Activities

     Net investment income                                              0.28            0.27               0.20
     Net realized and unrealized gains on investments                   2.58            2.31               0.16
--------------------------------------------------------------------------------------------------------------------
         Total from Investment Activities                               2.86            2.58               0.36
--------------------------------------------------------------------------------------------------------------------
Distributions

     Net investment income                                             (0.28)          (0.26)             (0.18)
     In excess of net investment income                               -----             -----             -----
     Net realized gains                                                (0.23)           -----             -----
--------------------------------------------------------------------------------------------------------------------
         Total Distributions                                           (0.51)          (0.26)             (0.18)
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                        $14.85          $12.50             $10.18
--------------------------------------------------------------------------------------------------------------------
Total Return (excludes sales charge)                                   23.38%          25.72%              3.66%(b)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000)                                     $277,124          $160,822           $89,686
Ratio of expenses to average net assets                                 0.57%           0.55%              0.58%(c)
Ratio of net investment income to average net assets                    2.14%           2.53%              2.35%(c)
Ratio of expenses to average net assets(g)                              0.89%           0.87%              1.10%(c)
Ratio of net investment income to average net assets(g)                 1.82%           2.21%              1.82%(c)
Portfolio Turnover(e)                                                  4%              12%                 1%
Average commission rate paid(f)                                      $0.0186

(a)  Period from commencement of operations.
(b)  Not annualized.
(c)  Annualized.
(d) Effective March 1, 1996, the Stock Index Fund designated the existing shares as Class A Shares and began offering Class B Shares.
(e) Portfolio turnover is calculated on the basis of the Stock Index Fund as a whole without distinguishing between the classes of shares.
(f) Represents the total dollar amount of commissions paid on portfolio security transactions divided by total number of shares purchased and sold by the Stock Index Fund for which commissions were charged.
(g) During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

                            OHIO REGIONAL STOCK FUND

(1)INVESTMENT OBJECTIVE: The Ohio Regional Stock Fund seeks to provide capital appreciation.

(1)INVESTMENT POLICIES AND STRATEGY: The Ohio Regional Stock Fund pursues its investment objective by investing primarily in equity securities issued by companies headquartered in the State of Ohio.

In making investment decisions, the Adviser analyzes cash flow, book value, dividend growth potential, quality of management, earnings, and capitalization. The Ohio Regional Stock Fund looks at any information that reflects the potential for future earnings growth. The Ohio Regional Stock Fund invests in nationally recognized companies and lesser-known companies that may have smaller capitalization, but also the potential for growth.

Under normal  market conditions, the Ohio Regional Stock Fund:
o Will invest at least 80% of its total assets in common stocks and securities convertible into common stocks.
o    May invest up to 20% of its total assets in:
     o    Short-term debt obligations
     o    Investment-grade corporate debt securities
     o    Investment company securities

(2)RISK: The Ohio Regional Stock Fund is designed for long-term investors. The Ohio Regional Stock Fund is subject to the risks common to all mutual funds and the risks common to mutual funds that invest in equity securities. The Ohio Regional Stock Fund may be appropriate for investors who are comfortable with assuming the added risks associated with an investment in a fund that concentrates its investments in a single state. By itself, the Ohio Regional Stock Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment. Since the Ohio Regional Stock Fund concentrates its investments in the State of Ohio, its assets may be at greater risk because of economic, political, or regulatory risks associated with the state. The Ohio Regional Stock Fund is subject to additional risks because it concentrates its investments in a single geographic area and it may invest more than 5% of its assets in the securities of a single issuer. PLEASE READ "RISK FACTORS" CAREFULLY BEFORE INVESTING.

PORTFOLIO MANAGEMENT: Lynn S. Hamilton is the Portfolio Manager of the Ohio Regional Stock Fund, a position he has held since September, 1991. He is a Senior Portfolio Manager of Key Asset Management Inc., and has been in the investment business since 1977.

                            OHIO REGIONAL STOCK FUND
                                (3)FUND EXPENSES

This section will help you understand the costs and expenses you would pay, directly or indirectly, if you invest in the Ohio Regional Stock Fund.

SHAREHOLDER TRANSACTION EXPENSES*                CLASS A SHARES  CLASS B SHARES
                                                 --------------  --------------
    Maximum Sales Charge Imposed on Purchases
         (as a percentage of the offering price)      4.75%           None
    Sales Charge Imposed on Reinvested Dividends      None            None
    Deferred Sales Charge                             None            5.00%**
    Redemption Fees                                   None            None
    Exchange Fees                                     None            None

*You may be charged additional fees if you purchase, exchange, or redeem shares through a broker or agent. **5% in the first year, declining to 1% in the sixth year, with no charge after the sixth year.

The Annual Fund Operating Expenses table, below, illustrates the estimated operating expenses that you will incur as a shareholder of the Ohio Regional Stock Fund. THESE EXPENSES ARE CHARGED DIRECTLY TO THE OHIO REGIONAL STOCK FUND. Expenses include management fees as well as the costs of maintaining accounts, administering the Ohio Regional Stock Fund, providing shareholder services, and other activities. The expenses shown are estimated based on historical or projected expenses of the Ohio Regional Stock Fund.

ANNUAL FUND OPERATING EXPENSES                  CLASS A SHARES   CLASS B SHARES
(as a percentage of average daily net assets)   --------------   --------------

    Management Fee                                  .75%              .75%
    Rule 12b-1 Distribution Fees                    None              .75%
    Other Expenses(1)                               .70%             1.00%
                                                   -----             -----
    Total Fund Operating Expenses(1)               1.45%             2.50
                                                   =====             =====

(1) Other Expenses includes an estimate of shareholder servicing fees the Ohio Regional Stock Fund expects to pay. See "Organization and Management of the Funds -- Shareholder Servicing Plan."

The following example is designed to help you understand the various costs you will bear, directly or indirectly, as an investor in the Ohio Regional Stock Fund.

EXAMPLE: You would pay the following expenses on a $1,000 investment in the Ohio Regional Stock Fund, assuming: (1) a 5% annual return, and (2) redemption at the end of each time period.

                      1 YEAR          3 YEARS         5 YEARS         10 YEARS
                      ------          -------         -------         --------
CLASS A SHARES          $62             $91             $123            $213
CLASS B SHARES          $75            $108             $153            $258

THIS EXAMPLE IS ONLY AN ILLUSTRATION. ACTUAL EXPENSES AND RETURNS WILL VARY.

                              FINANCIAL HIGHLIGHTS

****The Financial Highlights describe the Ohio Regional Stock Fund's return and operating expenses over time. This table shows the results of an investment in one share of the Ohio Regional Stock Fund for each of the periods indicated.****

The financial highlights were audited by Coopers & Lybrand L.L.P. for the 1995 and 1996 periods, and by other auditors for all for earlier periods. This information should be read in conjunction with the Ohio Regional Stock Fund's most recent Annual Report to shareholders, which is incorporated by reference into the SAI. If you would like a copy of the Annual Report, write or call the Ohio Regional Stock Fund at 800-KEY-FUND.

Variability, as shown by year-to-year total return: (Insert chart showing Total Return)

                                                                    OHIO REGIONAL STOCK FUND

                                        CLASS B SHARES                            CLASS A SHARES
                                    ----------------------     ---------------------------------------------------------------------
                                        Class B Shares                            Class A Shares
                                    ------------------------------------------------------------------------------------------------
                                       March 1,     March 1,                                                            October 20,
                                    1996 through  1996 through                 Year Ended October 31,                     1989 to
                                     October 31,   October 31, -------------------------------------------------------   October 31,
                                       1996(e)       1996(e)   1995      1994    1993     1992      1991   1990(a)(c)  1989(a)(c)
                                    ------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD      $16.43    $15.94    $14.56   $14.69   $12.12   $11.15    $6.75    $9.72        $10.00
Investment Activities

  Net investment income (loss)            (0.03)      0.14      0.17     0.18     0.16     0.20     0.21     0.24
  Net realized and unrealized gains
     (losses) on investments                1.51      2.62      2.13     0.39     2.63     1.07     4.39   (2.98)        (0.28)
------------------------------------------------------------------------------------------------------------------------------------
     Total from Investment Activities       1.48      2.76      2.30     0.57     2.79     1.27     4.60   (2.74)        (0.28)
------------------------------------------------------------------------------------------------------------------------------------
Distributions

  Net investment income                    -----    (0.14)    (0.17)   (0.17)   (0.18)   (0.21)   (0.20)   (0.23)         -----
  In excess of net investment income      (0.04)     -----    (0.01)    -----    -----    -----    -----    -----         -----
  Net realized gains                       -----    (0.36)    (0.65)   (0.53)   (0.04)   (0.09)    -----    -----         -----
  In excess of net realized gains          -----    (0.25)    (0.09)    -----    -----    -----    -----    -----         -----
     Total Distributions                  (0.04)    (0.75)    (0.92)   (0.70)   (0.22)   (0.30)   (0.20)   (0.23)
NET ASSET VALUE, END OF PERIOD            $17.87    $17.95    $15.94   $14.56   $14.69   $12.12   $11.15    $6.75         $9.72
Total Return (excludes sales charge)   16.95%(g)    17.79%    16.93%    3.96%   23.16%   11.50%   68.68%  -28.63%        -2.80%

RATIOS/SUPPLEMENTAL DATA:

Net Assets, End of Period (000)             $326   $45,294   $39,048  $33,965  $34,926  $36,115  $27,092  $13,039       $20,277
Ratio of expenses to average
  net assets                             2.61%(c)     1.39%     1.20%    1.04%    1.04%    1.04%    1.08%    1.11%      0.88%(b)
Ratio of net investment income
  (loss) to                            (0.60%)(c)     0.79%     1.13%    1.27%    1.17%    1.73%    2.16%    2.66%      0.47%(b)
average net assets
Ratio of expenses to average
  net assets(d)                          3.50%(c)     1.40%     1.24%    1.27%    1.06%    -----    -----    -----          ----
Ratio of net investment income
  to average                           (1.49%)(c)     0.78%     1.09%    1.04%    1.15%    -----    -----    -----         -----
net assets(d)
Portfolio turnover(h)                          6%        6%       11%      14%       7%       8%      15%      11%         -----
Average commissions paid(i)               $0.0513   $0.0513

(a)  Period from commencement of operations.
(b)  Not annualized.
(c)  Annualized.
(d) During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(e) Effective March 1, 1996, the Ohio Regional Stock Fund designated the existing shares as Class A Shares and began offering Class B Shares.
(f) This information is not included in the financial statements audited by Coopers & Lybrand L.L.P.
(g) Represents total return for the Ohio Regional Stock Fund for the period November 1, 1995 through February 29, 1996 plus total return for Class B Shares for the period March 1, 1996 through October 31, 1996.
(h) Portfolio turnover is calculated on the basis of the Ohio Regional Stock Fund as a whole without distinguishing between the classes of shares issued.
(i) Represents the total dollar amount of commissions paid on portfolio security transactions divided by total number of shares purchased and sold by the Ohio Regional Stock Fund for which commissions were charged.

                                   GROWTH FUND

(1)INVESTMENT OBJECTIVE: The Growth Fund seeks to provide long-term growth of capital.

(1)INVESTMENT POLICIES AND STRATEGY: The Growth Fund pursues its investment objective by investing primarily in equity securities of companies with superior prospects for long-term earnings growth and price appreciation. The issuers usually are listed on a nationally recognized exchange.

In making investment decisions, the Adviser will look for above average growth rates, high return on equity, issuers that reinvest their earnings in their business, and strong balance sheets.

Under normal market conditions, the Growth Fund:
o Will invest at least 80% of its total assets in common stocks and securities convertible into common stocks
o    May invest up to 20% of its total assets in:
     o    Preferred stocks
     o    Investment-grade corporate debt securities
     o    Short-term debt obligations
     o    U.S. Government obligations

(2) RISK: The Growth Fund is designed for long-term investors. The Growth Fund is subject to the risks common to all mutual funds and the risks common to mutual funds that invest in equity securities. The Growth Fund may be appropriate for investors who are comfortable with assuming the added risks associated with stocks that do not pay out significant portions of their earnings as dividends. By itself, the Growth Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment and do not require significant current income from their investments. PLEASE READ "RISK FACTORS" CAREFULLY BEFORE INVESTING.

PORTFOLIO MANAGEMENT: William F. Ruple is the Portfolio Manager of the Growth Fund, a position he has held since June, 1995. He is a Senior Portfolio Manager and Director of Key Asset Management, Inc., and has been in the investment advisory business since 1970.

                                   GROWTH FUND
                                (3)FUND EXPENSES

This section will help you understand the costs and expenses you would pay, directly or indirectly, if you invested in the Growth Fund.

SHAREHOLDER TRANSACTION EXPENSES*                          CLASS A SHARES
                                                           --------------
  Maximum Sales Charge Imposed on Purchases

      (as a percentage of the offering price)                  4.75%
  Sales Charge Imposed on Reinvested Dividends                 None
  Deferred Sales Charge                                        None
  Redemption Fees                                              None
  Exchange Fees                                                None

*You may be charged additional fees if you purchase, exchange, or redeem shares through a broker or agent.

The Annual Fund Operating Expenses table, below, illustrates the estimated operating expenses that you will incur as a shareholder of the Growth Fund. THESE EXPENSES ARE CHARGED DIRECTLY TO THE GROWTH FUND'S INCOME BEFORE IT IS PAID TO YOU. Expenses include management fees as well as the costs of maintaining accounts, administering the Growth Fund, providing shareholder services, and other activities. The expenses shown are estimated based on historical or projected expenses of the Growth Fund.

ANNUAL FUND OPERATING EXPENSES                           CLASS A SHARES
(as a percentage of average daily net assets)

    Management Fee                                               1.00
    Other Expenses(1)                                             .40

    Total Fund Operating Expenses                                1.40%

(1) Other Expenses includes an estimate of shareholder servicing fees the Growth Fund expects to pay see "Organization and Management of the Fund -- Shareholder Servicing Plan".

The following example is designed to help you understand the various costs you will bear, directly or indirectly, as an investor in the Growth Fund.

EXAMPLE: You would pay the following expenses on a $1,000 investment, in the Growth Fund assuming: (1) a 5% annual return, and (2) redemption at the end of each time period.

                   1 YEAR        3 YEARS       5 YEARS   10 YEARS
                   ------        -------       -------   --------
CLASS A SHARES       $61           $90           $120      $207

THIS EXAMPLE IS ONLY AN ILLUSTRATION. ACTUAL EXPENSES AND RETURNS WILL VARY.

                              FINANCIAL HIGHLIGHTS

****The Financial Highlights describe the Growth Fund's returns and operating expenses over time. This following table shows the results of an investment in one share of the Growth Fund for each of the period indicated****

The financial highlights were audited by Coopers & Lybrand L.L.P. This information should be read in conjunction with the Growth Fund's most recent Annual Report to shareholders, which is incorporated by reference into the SAI. If you would like a copy of the Annual Report, write or call the Growth Fund at 800-KEY-FUND.

Variability, as shown by year-to-year total return: (Insert chart showing Total Return in table.

                                   GROWTH FUND
                                 CLASS A SHARES

                                                                                                             DECEMBER 3,
                                                                          YEAR ENDED        YEAR ENDED         1993 TO
                                                                          OCTOBER 31,      OCTOBER 31,       OCTOBER 31,
                                                                             1996              1995(d)         1994(a)(f)
                                                                             ----            -------         ----------
NET ASSET VALUE, BEGINNING OF PERIOD                                         $12.15           $10.23          $10.00
----------------------------------------------------------------------------------------------------------------------------
Investment Activities
     Net investment income (loss)                                              0.08             0.11            0.10
     Net realized and unrealized gains (losses) on investments                 2.93             1.97            0.22
----------------------------------------------------------------------------------------------------------------------------
         Total from Investment Activities                                      3.01             2.08            0.32
Distributions
     Net investment income                                                    (0.08)           (0.11)          (0.09)
     In excess of net investment income                                        ----             ----            ----
     Net realized gains                                                       (0.51)           (0.05)           ----
----------------------------------------------------------------------------------------------------------------------------
         Total Distributions                                                  (0.59)           (0.16)          (0.09)
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                               $14.57           $12.15          $10.23
----------------------------------------------------------------------------------------------------------------------------
Total Return (excludes sales charge)                                          25.66%           20.54%           3.22%(b)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000)                                            $147,753          $108,253          $66,921
Ratio of expenses to average net assets                                        1.33%            1.07%           0.94%(c)
Ratio of net investment income to average net assets                           0.64%            1.00%           1.10%(c)
Ratio of expenses to average net assets(e)                                     1.39%            1.42%           1.51%(c)
Ratio of net investment income to average net assets(e)                        0.58%            0.65%           0.53%(c)
Portfolio Turnover(g)                                                           27%             107%             28%
Ratio of net investment income to average net assets(e)                        0.58%            0.65%           0.52%(c)
Portfolio Turnover(g)                                                           27%             107.13%          28.09%
Average commission rate paid(h)                                             $0.0618

(a)  Period from commencement of operations.
(b)  Not annualized.
(c)  Annualized.
(d) Effective June 5, 1995, the Victory Equity Portfolio merged into the Growth Fund. Financial highlights for the period prior to June 5, 1995 represent the Growth Fund.
(e) During the period, certain fees were voluntarily waived or expenses reimbursed. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(f) Effective March 17, 1996, the Society Earnings Momentum Fund merged into the Growth Fund. Financial highlights for the period prior to March 17, 1994 represent the Growth Fund.
(g) Portfolio turnover is calculated on the basis of the Growth Fund as a whole without distinguishing between the classes of shares issued.
(h) Represents the total dollar amount of commissions paid on portfolio security transactions divided by total number of shares purchased and sold by the Growth Fund for which commissions were charged.

                               SPECIAL VALUE FUND

(1)INVESTMENT OBJECTIVE: The Special Value Fund seeks to provide long-term growth of capital and dividend income.

(1)INVESTMENT POLICIES AND STRATEGY: The Special Value Fund pursues its investment objective by investing primarily in equity securities of small-and medium-sized companies listed on a nationally recognized exchange. Small-sized companies are defined as those having market capitalization of less than $1 billion and medium-sized companies are defined as those having a market capitalization of between $1 billion and $5 billion.

The Adviser looks for companies with above average total return potential whose equity securities are under-valued and considered statistically cheap.

Under normal market conditions the Special Value Fund will invest at least 65% of its total assets in:
o    Common and preferred stocks
o Securities convertible into common stock of small- and medium-sized companies Debt securities

(2)RISK: The Special Value Fund is designed for long-term investors. The Special Value Fund is subject to the risks common to all mutual funds and the risks common to mutual funds that invest in equity securities. The Special Value Fund may be appropriate for investors who are comfortable with assuming the added risks associated with small capitalization stocks in return for the possibility of long-term rewards. The smaller, less seasoned companies in which the Special Value Fund may invest may be subject to greater business risks than larger, established companies. They may be at greater risk to changes in economic conditions and factors affecting the profits of corporations. By itself, the Special Value Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment. PLEASE READ "RISK FACTORS" CAREFULLY BEFORE INVESTING.

PORTFOLIO MANAGEMENT: Anthony Aveni, Barbara Myers, and Paul Danes are the Portfolio Managers of the Special Value Fund. Anthony Aveni has been a Portfolio Manager of the Special Value Fund since its inception in December 1993. He is a Senior Managing Director with Key Asset Management, Inc., he has been in the investment business since 1981. Barbara Myers has been a Portfolio Manager of the Special Value Fund since June, 1985. She is a Senior Portfolio Manager and Director with Key Asset Management, Inc. and has been in the investment business since 1987. Paul Danes has been a Portfolio Manager of the Special Value since October, 1995. He is a Senior Portfolio Manager and Director with Society Asset Management, Inc. since 1987, and has been in the investment business since 1987.

                               SPECIAL VALUE FUND
                                (3)FUND EXPENSES

This section will help you understand the costs and expenses you would pay, directly or indirectly, if you invested in the Special Value Fund.

SHAREHOLDER TRANSACTION EXPENSES*                 CLASS A       CLASS B
                                                  SHARES       SHARES
                                                  ------       ------
  Maximum Sales Charge Imposed on Purchases
      (as a percentage of the offering price)       4.75%         None
  Sales Charge Imposed on Reinvested Dividends      None          None
  Deferred Sales Charge                             None         5.00%
  Redemption Fees                                   None          None
  Exchange Fees                                     None          None

*You may be charged additional fees if you purchase, exchange, or redeem shares through a broker or agent.
**5% in the first year, declining to 1% in the sixth year, with no charge after the sixth year.

The Annual Fund Operating Expenses table, below, illustrates the estimated operating expenses that you will incur as a shareholder of the Special Value Fund. THESE EXPENSES ARE CHARGED DIRECTLY TO THE SPECIAL VALUE FUND. Expenses include management fees, as well as the costs of maintaining accounts, administering the Special Value Fund, providing shareholder services, and other activities. The expenses shown are estimated based on historical or projected expenses of the Special Value Fund.

ANNUAL FUND OPERATING EXPENSES                      CLASS A          CLASS B
                                                     SHARES          SHARES
(a percentage of average daily net assets)

         Management Fee                                  1.00%         1.00%
         Rule 12b-1 Distribution Fees                    None           .75%
         Other Expenses(1)                                .45%          .60%
                                                          ---           ---
         Total Fund Operating Expenses                   1.45%         2.35%
                                                         ====          ====

(1) Other Expenses includes an estimate of shareholder servicing fees the Special Value Fund expects to pay. See "Organization and Management of the Fund -- Shareholder Servicing Plan."

The following example is designed to help you understand the various costs you will bear, directly or indirectly, as an investor in the Special Value Fund.

EXAMPLE: You would pay the following expenses on a $1,000 investment, in the Special Value Fund assuming: (1) a 5% annual return, and (2) redemption at the end of each time period.

                     1 YEAR      3 YEARS    5 YEARS     10 YEARS
                     ------      -------    -------     --------
CLASS A SHARES         $62         $91        $123        $213
CLASS B SHARES         $74        $103        $146        $246

THIS EXAMPLE IS ONLY AN ILLUSTRATION. ACTUAL EXPENSES AND RETURNS WILL VARY.

                              FINANCIAL HIGHLIGHTS

****The Financial Highlights describe the Special Value Fund's returns and operating expenses over time. This table shows the results of an investment in one share of the Special Value Fund for each of the periods indicated.****

The financial highlights were audited by Coopers & Lybrand L.L.P. This information should be read in conjunction with the Special Value Fund's most recent Annual Report to shareholders, which is incorporated by reference into the SAI. If you would like a copy of the Annual Report, write or call the Special Value Fund at 800-KEY-FUND.

Variability, as shown by year-to-year total return (Insert chart showing Total Return

                               SPECIAL VALUE FUND

                                                             CLASS B SHARES                      CLASS A SHARES
                                                           -------------------   -------------------------------------------------
                                                             MARCH 1, 1996                                          DECEMBER 3,
                                                                THROUGH            YEAR ENDED       YEAR ENDED        1993 TO
                                                              OCTOBER 31,          OCTOBER 31,      OCTOBER 31,     OCTOBER 31,
                                                                1996(e)              1996(e)           1995           1994(a)
                                                                -------              -------           ----           -------
NET ASSET VALUE, BEGINNING OF PERIOD                             $12.89               $12.15          $10.49           $10.00
----------------------------------------------------------------------------------------------------------------------------------
 Investment Activities
     Net Investment income                                         0.01                 0.12            0.15             0.11
     Net realized and unrealized gains
     on investments                                                1.23                 2.33            1.71             0.48
----------------------------------------------------------------------------------------------------------------------------------
         Total from Investment Activities                          1.24                 2.45            1.86             0.59
----------------------------------------------------------------------------------------------------------------------------------
Distributions

     Net Investment Income                                        (0.01)               (0.11)          (0.15)           (0.10)
     In excess of net investment income                           (0.03)                  --              --               --
     Net realized gains                                              --                (0.34)          (0.05)
----------------------------------------------------------------------------------------------------------------------------------
         Total Distributions                                      (0.04)               (0.45)          (0.20)           (0.10)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                   $14.09               $14.15          $12.15           $10.49
----------------------------------------------------------------------------------------------------------------------------------
Total Return (excludes sales charge)                              19.80%(f)            20.60%          18.01%            5.92%(b)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000)                                   $386              $289,460         $194,700         $118,600
Ratio of expenses to average net assets                            2.51%(c)             1.37%           1.04%            1.00%(c)
Ratio of net investment income to average
     net assets                                                   (0.31)%(c)            0.88%           1.35%            1.23%(c)
Ratio of expenses to average net assets(d)                         3.75%(c)             1.40%           1.30%            1.49%(c)
Ratio of net investment income to average
     net assets(d)                                                (1.55)%(c)            0.85%           1.09%            0.74%(c)
Portfolio turnover(g)                                              55%                  55%             38.57%           17.90%
Average commission rate paid(h)                                 $0.0501              $0.0501

(a)  Period from commencement of operations.
(b)  Not annualized.
(c)  Annualized.
(d) During the period, certain fees were voluntarily reduced. If such voluntary waivers or fee reductions had not occurred, the ratios would have been as indicated.

(e) Effective March 1, 1996, the Special Value Fund designated the existing shares as Class A Shares and began offering Class B Shares.
(f) Represents total return for the Special Value Fund for the period November 1, 1995 through February 29, 1996 plus total return for Class B Shares for the period March 1, 1996 through October 31, 1996.
(g) Portfolio turnover is calculated on the basis of the Special Value Fund as a whole without distinguishing between the classes of shares issued.
(h) Represents the total dollar amount of commissions paid on portfolio security transactions divided by total number of shares purchased and sold by the Special Value Fund for which commissions were charged.

                               SPECIAL GROWTH FUND

(1)INVESTMENT OBJECTIVE: The Special Growth Fund seeks to provide capital appreciation.

(1)INVESTMENT POLICIES AND STRATEGY: The Special Growth Fund pursues its investment objective by investing in equity securities of companies with market capitalization of $750 million or less.

In making investment decisions, the Advisers will look for above average growth rates, high return on equity, issuers that reinvest their earnings in their business, and strong balance sheets.

Under normal market conditions, the Special Growth Fund:

o Will invest at least 65% of its total assets in equity securities of companies with market capitalization of $750 Million or less. These equity investments include:
     o    Common stock
     o    Preferred stock
     o    Convertible preferred stock
     o    Debt convertible into equity securities
     o    Securities convertible into common stock
o    May invest up to 35% of its total assets in:
     o Equity securities of companies with market capitalizations of up to approximately $1 billion
     o    Investment-grade debt securities
     o May invest up to 5% of its total assets in lower-rated debt securities, commonly referred to as "junk bonds."

(2)RISK: The Special Growth Fund is designed for long-term equity investors. The Special Growth Fund may be appropriate for investors who are comfortable with assuming the added risks associated with small capitalization stocks in return for the possibility of long-term rewards. Smaller capitalization companies may have limited product lines, markets, or financial resources, which may make them more susceptible to setbacks and reversals. These securities may be subject to more abrupt or erratic price fluctuations than securities of larger companies. Small capitalization stocks as a group may not respond to general market rallies or downturns as much as other types of equity securities. The Special Growth Fund may be appropriate for investors who are comfortable with assuming the added risks associated with stocks that do not pay out significant portions of their earnings as dividends. By itself, the Special Growth Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment and do not require significant current income from their investments. PLEASE READ "RISK FACTORS" CAREFULLY BEFORE INVESTING.

PORTFOLIO MANAGEMENT: Annette Geddes is the Portfolio Manager of the Special Growth Fund, a position she has held since June, 1996. She is a Managing Director and Portfolio Manager of Key Asset Management, Inc., and has been in the investment business since 1967.

                               SPECIAL GROWTH FUND
                                (3)FUND EXPENSES

This section will help you understand the costs and expenses you would pay, directly or indirectly, if you invest in the Special Growth Fund.

SHAREHOLDER TRANSACTION EXPENSES*                        CLASS A SHARES
                                                         --------------
         Maximum Sales Charge Imposed on Purchases
             (as a percentage of the offering price)          4.75%
         Sales Charge Imposed on Reinvested Dividends         None
         Deferred Sales Charge                                None
         Redemption Fees                                      None
         Exchange Fees                                        None

*You may be charged additional fees if you purchase, exchange, or redeem shares through a broker or agent.

The Annual Fund Operating table, below, illustrates the estimated operating expenses that you will incur as a shareholder of the Special Growth Fund. THESE EXPENSES ARE CHARGED DIRECTLY TO THE SPECIAL GROWTH FUND. Expenses include management fees as well as costs of maintaining accounts, administering the Special Growth Fund, providing shareholder services, and other activities. The expenses shown are estimated based on historical or projected expenses of the Special Growth Fund.

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average daily net assets)
                                                       CLASS A SHARES
                                                       --------------
         Management Fee                                   1.00%
         Other Expenses(1)                                 .53%
                                                           ---
         Total Fund Operating Expenses                    1.53%
                                                          ====

(1) Other Expenses includes an estimate of shareholder servicing fees the Special Growth Fund expects to pay. See "Organization and Management of the Funds -- Shareholder Servicing Plan."

The following example is designed to help you understand the various costs you will bear, directly or indirectly, as an investor in the Special Growth Fund.

EXAMPLE: You would pay the following expenses on a $1,000 investment in the Special Growth Fund, assuming: (1) a 5% annual return, and (2) redemption at the end of each time period.

                      1 YEAR        3 YEARS     5 YEARS      10 YEARS
                      ------        -------     -------      --------
CLASS A SHARES         $ 62           $94        $127          $221

THIS EXAMPLE IS ONLY AN ILLUSTRATION. ACTUAL EXPENSES AND RETURNS WILL VARY.

                          FINANCIAL HIGHLIGHTS

****The Financial Highlights describe the Special Growth Fund's returns and operating expenses over time. This table shows the results of an investment in one share of the Special Growth Fund for each of the periods indicated.****

The financial highlights were audited by Coopers & Lybrand L.L.P. This information should be read in conjunction with the Special Growth Fund's most recent Annual Report to shareholders, which is incorporated by reference into the SAI. If you would like a copy of the Annual Report, write or call the Special Growth Fund at 800-KEY-FUND.

Variability, as shown by year-to-year total return: (Insert chart sharing total return)

                               SPECIAL GROWTH FUND
                                 CLASS A SHARES

                                                                            SIX MONTHS                           JANUARY 11,
                                                         YEAR ENDED            ENDED           YEAR ENDED        1994 THROUGH
                                                         OCTOBER 31,        OCTOBER 31,         APRIL 30,         APRIL 30,
                                                            1996               1995               1995(d)           1994(a)
                                                            ----               ----              -------           -------
NET ASSET VALUE, BEGINNING OF PERIOD                        $11.81             $10.54              $9.82            $10.00
----------------------------------------------------------------------------------------------------------------------------------
Investment Activities
     Net investment income (loss)                            (0.07)              0.00               0.02             (0.01)
     Net realized and unrealized gains
     (losses) on investments                                  2.40               1.27               0.72             (0.17)
----------------------------------------------------------------------------------------------------------------------------------
         Total from Investment Activities                     2.33               1.27               0.74             (0.18)
----------------------------------------------------------------------------------------------------------------------------------
Distributions
     Net investment income                                     --                 --               (0.02)
----------------------------------------------------------------------------------------------------------------------------------
         Total Distributions                                                                       (0.02)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                              $14.14             $11.81             $10.54             $9.82
----------------------------------------------------------------------------------------------------------------------------------
Total Return (excludes sales charges)                        19.73%             12.05%(b)           7.51%            (1.80%)(b)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000)                            $87,837            $54,335            $20,796           $30,867
Ratio of expenses to average net assets                       1.47%              0.65%(c)           1.04%             0.82%(c)
Ratio of net investment income loss to
     average net assets                                      (0.62%)            (0.13%)(c)          0.17%            (0.27%)(c)
Ratio of expenses to average net assets(f)                    1.51%              1.40%(c)           1.35%             1.47%(c)
Ratio of net investment income (loss)
     to average net assets(f)                                (0.66%)            (0.88%)(c)         (0.14)%           (0.92%)(c)
Portfolio turnover                                            152%                54%               102%               61%
Average commission rate paid (e)                           $0.0468

(a)  Period from commencement of operations.
(b)  Not annualized.
(c)  Annualized.
(d) Effective June 5, 1995, the Victory Aggressive Growth Portfolio merged into the Special Growth Fund. Financial highlights for the periods prior to June 5, 1995 represent the Aggressive Growth Portfolio.
(e) Represents the total dollar amount of commissions paid on portfolio security transactions divided by total number of shares purchased and sold by the Special Growth Fund for which commissions were charged.
(f) During the period, certain fees were waived voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

                            INTERNATIONAL GROWTH FUND

(1)INVESTMENT OBJECTIVE: The International Growth Fund seeks to provide capital growth consistent with reasonable investment risk.

(1) INVESTMENT POLICIES AND STRATEGY: The International Growth Fund pursues its investment objective by investing primarily in equity securities of foreign corporations, most of which are denominated in foreign currencies.

The International Growth Fund will invest most of its assets in securities of companies located either in developed countries in Western Europe or in Japan, although it may purchase securities of companies located in developing countries and other developed countries. In making investment decisions, the Advisers may analyze the economies of foreign countries and the growth potential for individual sectors and securities.

Under normal market conditions, the International Growth Fund:

o Will invest at least 65% of its total assets in securities (including American Depository Receipts) of companies that derive more than 50% of their gross revenues from, or have more than 50% of their assets, outside the United States.
o Will invest at least 65% of its total assets in securities for which the principal trading markets are located in at least three different countries (excluding the United States).
o    May  invest  up to  35% of its  total  assets  in:
     o    Domestic  money  market securities
     o    Securities convertible into common stock
     o "Sponsored" and "unsponsored" American Depository Receipts and similar securities

(2)RISK: The International Growth Fund is designed for long-term investors. The International Growth Fund is subject to the risks common to all mutual funds and to the risks common to mutual funds that invest in equity securities and foreign securities. The International Growth Fund may be appropriate for investors who are comfortable with assuming the added risks associated with stocks that do not pay out significant portions of their earnings as dividends. The International Growth Fund may be appropriate for investors who are comfortable with assuming the added risks associated with investments in foreign countries and investments denominated in foreign currencies. By itself, the International Growth Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment and do not require significant current income from their investments. PLEASE READ "RISK FACTORS" CAREFULLY BEFORE INVESTING.

PORTFOLIO MANAGEMENT: Conrad R. Metz is the Portfolio Manager of the International Growth Fund, a position he has held since October, 1995. From 1993-1995 he was Senior Vice President, International Equities, at Bailard Biehl & Kaiser and has held other responsible positions managing or researching international investments since 1983. He is a Senior Portfolio Manager and Managing Director of Key Asset Management, Inc., and has been in the investment business since 1978.

                            INTERNATIONAL GROWTH FUND
                                (3)FUND EXPENSES

This section will help you understand the costs and expenses you would pay, directly or indirectly, if you invested in the International Growth Fund.

SHAREHOLDER TRANSACTION EXPENSES*                     CLASS A     CLASS B
                                                       SHARES      SHARES
                                                       ------      ------
  Maximum Sales Charge Imposed on Purchases
      (as a percentage of the offering price)           4.75%        None
  Sales Charge Imposed on Reinvested Dividends           None        None
  Deferred Sales Charge                                  None        5.00%**
  Redemption Fees                                        None        None
  Exchange Fees                                          None        None

*You may be charged additional fees if you purchase, exchange, or redeem shares through a broker or agent. **5% in the first year, declining to 1% in the sixth year with no charge after the sixth year.

The Annual Fund Operating Expenses table, below, illustrates the estimated operating expenses that you will incur as a shareholder of the International Growth Fund. THESE EXPENSES ARE CHARGED DIRECTLY TO THE INTERNATIONAL GROWTH FUND. Expenses include management fees as well as the costs of maintaining accounts, administering the International Growth Fund, providing shareholder services, and other activities. The expenses shown are estimated based on historical or projected expenses of the International Growth Fund.

ANNUAL FUND OPERATING EXPENSES                            CLASS A    CLASS B
                                                          SHARES      SHARES
                                                          ------      ------
(as a percentage of average daily net assets)

         Management Fee                                     1.10%      1.10%
         Rule 12b-1 Distribution Fees                        .00%       .75%
         Other Expenses(1)                                   .60%      1.25%
                                                             ---       -----
         Total Fund Operating Expenses(1)                   1.70%      3.10%
                                                            ====       =====

(1) Other Expenses includes an estimate of shareholder servicing fees the International Growth Fund expects to pay. See "Organization and Management of the Funds -- Shareholder Servicing Plan."

The following example is designed to help you understand the various costs you will bear, directly or indirectly, as an investor in the International Growth Fund.

EXAMPLE: You would pay the following expenses on a $1,000 investment, in the International Growth Fund assuming: (1) a 5% annual return, and (2) redemption at the end of each time period.

                      1 YEAR       3 YEARS       5 YEARS       10 YEARS
                      ------       -------       -------       --------
CLASS A SHARES          $64          $99           $135          $239
CLASS B SHARES          $81         $126           $183          $308

THIS EXAMPLE IS ONLY AN ILLUSTRATION. ACTUAL EXPENSES AND RETURNS WILL VARY.

                              FINANCIAL HIGHLIGHTS

****The Financial Highlights describe the International Growth Fund's returns and operating expenses over time. This table shows the results of an investment in one share of the International Growth Fund for each of the periods indicated.****

The financial highlights were audited by Coopers & Lybrand L.L.P. for the 1995 and 1996 periods, and by other auditors for all earlier periods. This information should be read in conjunction with the International Growth Fund's most recent Annual Report to shareholders, which is incorporated by reference into the SAI. If you would like a copy of the Annual Report, write or call the International Growth Fund at 800-KEY-FUND.

Variability, as shown by year-to-year total return: (Insert chart showing Total Return in table below.)

                                                               THE VICTORY INTERNATIONAL GROWTH FUND

                                                      CLASS B SHARES                                CLASS A SHARES

                                                      ----------------- --------------------------------------------------------
                                                       MARCH 1, 1996
                                                          THROUGH
                                                        OCTOBER 31,                                 YEAR ENDED OCTOBER 31,
                                                           1996(a)           1996(a)        1995(b)        1994         1993
                                                          -------           -------        -------       ----         ----

NET ASSET VALUE, BEGINNING OF PERIOD                      $12.79       $     $12.33         $13.32      $11.93      $8.93
--------------------------------------------------------------------------------------------------------------------------------
Investment Activities

     Net investment income (loss)                            --                0.08          (0.05)      (0.01)     (0.03)
     Net realized and unrealized gains                       --
         (losses) from investments and foreign

         currencies                                         0.14               0.62          (0.42)       1.40       3.03
--------------------------------------------------------------------------------------------------------------------------------
         Total from Investment Activities                   0.14               0.70          (0.37)       1.39       3.00
--------------------------------------------------------------------------------------------------------------------------------
Distributions

     Net investment income                                   --               (0.02)
     Net realized gains                                      --                 --           (0.55)
     Tax return of capital                                   --                 --           (0.07)
--------------------------------------------------------------------------------------------------------------------------------
         Total Distributions                                                  (0.02)         (0.62)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $12.93             $13.01         $12.33      $13.32     $11.93
--------------------------------------------------------------------------------------------------------------------------------
Total Return (excludes sales charge)                        4.89%(c)           5.65%         (2.50%)     11.65%     33.59%

RATIOS/SUPPLEMENTAL DATA:

Net Assets, End of Period (000)                             $118           $121,517       $106,477   $81,307       $30,629
Ratio of expenses to average net assets                     2.91%(d)           1.73%          1.53%       1.48%      1.46%
Ratio of net investment income
     (loss) to average net assets                          (0.10%)(d)          0.64%          0.75%      (0.51%)    (0.74%)
Ratio of expenses to average net assets(g)                  6.46%(d)           1.75%          1.65%       1.83%      1.63%
Ratio of net investment loss to average

     net assets(g)                                          (3.65%)(d)         0.62%          0.63%      (0.86%)    (0.91%)
Portfolio turnover(e)                                       178%             178%            68%         51%        45%
Average commission rate paid(f)                           $0.0242           $0.0242



                                                                  CLASS A SHARES

                                                     ----------------------------------------
                                                                              MAY 18, 1990
                                                                                 THROUGH
                                                                               OCTOBER 31,
                                                       1992        1991(d)        1990(a)(d)
                                                       ----        -------     ----------

NET ASSET VALUE, BEGINNING OF PERIOD                   $9.20         $9.46       $10.00
---------------------------------------------------------------------------------------------
Investment Activities

     Net investment income (loss)                      (0.02)         0.51         0.09
     Net realized and unrealized gains
         (losses) from investments and foreign

         currencies                                    (0.17)        (0.25)       (0.55)
---------------------------------------------------------------------------------------------
         Total from Investment Activities              (0.19)         0.26        (0.46)
---------------------------------------------------------------------------------------------
Distributions

     Net investment income                             (0.01)        (0.52)       (0.08)
     Net realized gains                                (0.07)
     Tax return of capital
---------------------------------------------------------------------------------------------
         Total Distributions                           (0.08)        (0.52)       (0.08)
---------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                         $8.93         $9.20        $9.46
---------------------------------------------------------------------------------------------
Total Return (excludes sales charge)                   (2.08%)        2.93%       (4.54%)

RATIOS/SUPPLEMENTAL DATA:

Net Assets, End of Period (000)                       $11,091      $5,682        $9,878
Ratio of expenses to average net assets                 1.56%         1.72%        1.70%(b)
Ratio of net investment income
     (loss) to average net assets                      (0.20%)        5.97%        2.51%(b)
Ratio of expenses to average net assets(g)              1.72%
Ratio of net investment loss to average

     net assets(g)                                     (0.35%)
Portfolio turnover(e)                                  96%          103%          12%
Average commission rate paid(f)


(a) Effective March 1, 1996, the International Growth Fund designated the existing shares of Class A Shares and began offering Class B Shares.
(b) Effective June 5, 1995, the Victory Foreign Markets Portfolio merged into the International Growth Fund. Financial highlights for the periods prior to June 5, 1995 represent the International Growth Fund.
(c) Represents total return for the International Growth Fund for the period November 1, 1995 through February 29, 1995 plus total return for Class B Shares for the Period March 1, 1995 through October 31, 1996.
(d)  Annualized.
(e) Portfolio turnover is calculated on the basis of the International Growth Fund as a whole without distinguishing between the classes of shares issued.
(f) Represents the total dollar amount of commissions paid on portfolio security transactions divided by total number of shares purchased and sold by the International Growth Fund for which commissions were charged.
(g) During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(h)  Period from commencement of operations.
(i) This information is not included in the financial statements audited by Coopers & Lybrand L.L.P.

                                  RISK FACTORS

This prospectus describes some of the risks that you may assume as an investor in the Funds. By matching your investment objective with a comfortable level of risk, you can create your own customized investment plan. Some limitations on the Funds' investments are described in the section that follows. "Other Securities and Investment Practices" at the end of this prospectus provides additional information on the securities mentioned in the overview of each of the Funds. As with any mutual fund, there is no guarantee that a Fund will earn income or show a positive total return over time. A Fund's price, yield, and total return will fluctuate. You may lose money if a Fund's investments do not perform well. ****It is important to keep in mind one basic principle of investing: the greater the risk, the greater the potential reward. The reverse is also generally true: the lower the risk, the lower the potential reward.****

The following risks are common to ALL MUTUAL FUNDS:
o MARKET RISK is the risk that the market value of a security will fluctuate, depending on the supply and demand for that type of security. As a result of this fluctuation, a security may be worth more or less than the price a Fund originally paid for it, or less than the security was worth at an earlier time. Market risk may affect a single issuer, an industry, a sector of the economy, or the entire market, and is common to all investments.
o MANAGER RISK is the risk that a Fund's Portfolio Manager may use a strategy that does not produce the intended result.

          The  following  risks are common to mutual funds that invest in EQUITY
SECURITIES:

      EQUITY RISK is the risk that the value of the security will fluctuate in response to changes in earnings or other conditions affecting the issuer's profitability. Unlike debt securities, which have preference to a company's earnings and cash flow, equity securities are entitled to the residual value after the company meets its other obligations. For example, holders of debt securities have priority over holders of equity securities to a company's assets in the event of bankruptcy.

The  following  risks  are  common  to  mutual  funds  that  invest  in  FOREIGN
SECURITIES:
o CURRENCY RISK is the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses.
o FOREIGN ISSUER RISK. Compared to U.S. and Canadian companies, there generally is less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers, and listed companies. Foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices used by domestic issuers.

The following risks are common to mutual funds that invest in DEBT SECURITIES:
o INTEREST RATE RISK. The value of a debt security typically changes in the opposite direction from a change in interest rates. When interest rates go up, the value of a fixed-rate security typically goes down. When interest rates go down, the value of these securities typically goes up. Generally, the market values of securities with longer maturities are more sensitive to changes in interest rates.
o INFLATION RISK is the risk that inflation will erode the purchasing power of the cash flows generated by debt securities held by a Fund. Fixed-rate debt securities are more susceptible to this risk than floating-rate debt securities.
o REINVESTMENT RISK is the risk that when interest income is reinvested, interest rates will have declined so that income must be reinvested at a lower interest rate. Generally, interest rate risk and reinvestment risk have offsetting effects.
o CREDIT (OR DEFAULT) RISK is the risk that the issuer of a debt security will be unable to make timely payments of interest or principal. Although the Funds generally invest in only high-quality securities, the interest or principal payments may not be insured or guaranteed on all securities.

The following risk is common to mutual funds that invest in the SECURITIES OF A SINGLE STATE:

o CONCENTRATION AND DIVERSIFICATION RISK is the risk that only a limited number of high-quality securities of a particular type may be available. Concentration and diversification risk is greater for Funds that primarily invest in the securities of a single state.

                             INVESTMENT LIMITATIONS

****The SEC and IRS have certain restrictions with which all mutual funds must comply. The Funds monitor these limitations on an ongoing basis.****

To help reduce risk, the Funds have adopted limitations on some investment policies. These limits involve a Fund's ability to borrow money and the amount it can invest in various types of securities. Certain limitations can be changed only with the approval of shareholders. Victory's Board of Trustees can change other investment limitations without shareholder approval. See "Other Securities and Investment Practices" and the SAI for more information.

Each Fund limits to 25% of its total assets the amount it may invest in any single industry (other than U.S. Government obligations). Each Fund limits its borrowing to 33-1/3% of its total assets (a Fund would borrow by selling a security that it owns and then repurchasing that security later at a higher price). The Funds do not intend to borrow for leveraging purposes

Each Fund is "diversified" according to certain federal securities provisions regarding the diversification of its assets. Generally, under those provisions, at least 75% of a Fund's total assets must be invested so that no more than 5% of the Fund's total assets are invested in the securities of any one issuer. Each Fund also intends to comply with certain federal tax requirements regarding the diversification of its assets, which generally are less restrictive than the securities provisions. These diversification provisions and requirements are discussed in the SAI.

                             INVESTMENT PERFORMANCE

****Past performance does not guarantee future results. You may obtain the current 30-day yield by calling 800-KEY-FUND. Our Shareholder Servicing representatives are available from 8:00 a.m. to 7:00 p.m. Eastern Time Monday through Friday.****

Victory may advertise the performance of a Fund by comparing it to other mutual funds with similar objectives and policies. Performance information may also appear in various publications. Any fees charged by Investment Professionals may not be reflected in these performance calculations. Performance information is contained in the annual and semi-annual reports, you may obtain a copy of the annual and semi-annual reports free of charge, which include performance information.

The "30-day yield" is an "annualized" figure--the amount you would earn if you stayed in a Fund for a year and the Fund continued to have the same yield throughout that year. To calculate 30-day yield, a Fund's net investment income per share for the most recent 30 days is divided by the maximum offering price per share for Class A Shares. This number is divided by the NAV for Class B Shares.

To calculate "total return," a Fund starts with the total number of shares that you can buy for $1,000 at the beginning of the period, then adds the additional shares that you would have purchased if you reinvested all of the dividends and distributions paid within the period (this takes into account the Fund's income, if any). The number of these shares is multiplied by the net asset value on the last day of the period and the result is divided by the initial $1,000 investment to determine the percentage gain or loss. For periods of more than one year, the cumulative total return is adjusted to get an average annual total return.

o    YIELD is a measure of dividend income.
o AVERAGE ANNUAL TOTAL RETURN (OR "ANNUALIZED TOTAL RETURN") is a measure of past dividend income plus capital appreciation. It is the sum of all of the parts of your investment return.

Whenever you see information on a Fund's performance, do not consider the past performance to be an indication of the performance you could expect by making an investment in a Fund today. The past is an imperfect guide to the future. History does not always repeat itself.

                                   SHARE PRICE

Each Fund's share price, called its net asset value (the NAV), is calculated each business day (normally at 4:00 p.m. Eastern time). Shares are purchased at the next share price calculated after your investment is received and accepted. A business day is a day on which the New York Stock Exchange is open for trading or any day in which enough trading has occurred in the securities held by a Fund to materially affect the NAV. If your account is established with an Investment Professional or a bank, you may not be able to purchase or sell shares on other holidays when the Federal Reserve Bank of Cleveland is closed and the New York Stock Exchange is closed.

The NAV is calculated by adding up the total value of a Fund's investments and other assets, subtracting its liabilities, and then dividing that figure by the number of outstanding shares of the Fund:

                                        Total Assets - Liabilities
                          NAV   =   -------------------------------------
                                        Number of Shares Outstanding

****The daily NAV is useful to you as a shareholder because the NAV, multiplied by the number of Fund shares you own, gives you the dollar amount and value of your investment.****

Each Fund's net asset value can be found daily in The Wall Street Journal and other newspapers.

                       DIVIDENDS, DISTRIBUTIONS, AND TAXES

As a shareholder, you are entitled to your share of net income and capital gains on a Fund's investments. The Funds pass their earnings along to investors in the form of distributions. Dividend distributions are the net dividends or interest earned on investments. If a Fund makes a capital gain distribution, it usually occurs in December. As with any investment, you should consider the tax consequences of an investment in a Fund.

Ordinarily, the Balanced Fund declares and pays dividends from its net investment income monthly. All other Funds in this prospectus declare and pay dividends from their net investment income quarterly. Any net capital gains realized by the Funds are paid as dividends at least annually. The Funds declare and pay dividends separately for Class A and Class B Shares of the Funds that have both classes of shares. Shareholders who receive a dividend check for less than $10.00 will have future dividends reinvested automatically into their accounts. Distributions can be received in one of the following ways:

o REINVESTMENT OPTION: You can have distributions automatically reinvested in additional shares of a Fund. If you do not indicate another choice on your Account Application, this option will be assigned to you automatically.
o CASH OPTION: A check will be mailed to you no later than 7 days after the pay date.

o INCOME EARNED OPTION: Dividends can be reinvested automatically in a Fund in which you have invested and your capital gains can be paid in cash, or capital gains can be reinvested and dividends paid in cash.
o DIRECTED DIVIDENDS OPTION: You can have distributions automatically reinvested in shares of another fund of the Victory Group. The "Victory Group" includes other funds of the Victory Portfolios and Key Mutual Funds If distributions from Class A Shares are reinvested in Class A Shares of another fund, you will not pay a sales charge on the reinvested distributions.
o DIRECTED BANK ACCOUNT OPTION: In most cases, you can have distributions transferred automatically to your bank checking or savings account. Under normal circumstances, a divdend will transferred within 7 days of the dividend payment date. The bank account must have a registration identical to that of your Fund account.

****Your choice of distribution should be set up on the original Account Application. If you would like to change the option you presently use, please call the Transfer Agent at 800-KEY-FUND.****

BUYING A DIVIDEND: You should check a Fund's distribution schedule before you invest. If you buy shares of a Fund shortly before it makes a distribution, some of your investment may come back to you as a taxable distribution.

IMPORTANT INFORMATION ABOUT TAXES: Each Fund intends to qualify as a regulated investment company, in which case it pays no federal income tax on the earnings or capital gains it distributes to its shareholders.

o Ordinary dividends from a Fund are taxable as ordinary income; dividends from a Fund's long-term capital gains are taxable as capital gain.
o Dividends are treated in the same manner for federal income tax purposes whether you receive them in cash or in additional shares. They may also be subject to state and local taxes.
o Dividends from the Funds that are attributable to interest on certain U.S. Government obligations may be exempt from certain state and local income taxes. The extent to which ordinary dividends are attributable to U.S. Government obligations will be shown on the tax statements you receive from a Fund.
o Certain dividends paid to you in January will be taxable as if they had been paid to you the previous December.
o You will receive tax statements from a Fund every January showing the amounts and tax status of distributions made to you.
o Under certain circumstances, a Fund may be in a position to (in which case it would) elect to "pass-through" to you the right to a credit or deduction for income or other creditable taxes paid by the Fund to foreign governments.
o Because your tax treatment depends on your purchase price and tax position, you should keep your regular account statements for use in determining your tax.
o You should review the more detailed discussion of federal income tax considerations in the SAI.

****THE TAX INFORMATION IN THIS PROSPECTUS IS PROVIDED AS GENERAL INFORMATION. YOU SHOULD CONSULT YOUR OWN TAX ADVISER ABOUT THE TAX CONSEQUENCES OF AN INVESTMENT IN A FUND.****

                             INVESTING WITH VICTORY

****All you need to do to get started is to fill out an application.****

If you are looking for a convenient way to open an account for yourself or a minor child, or to add money to an existing account, Victory can help. The section on "Choosing a Share Class" will help you decide whether it would be more to your advantage to purchase Class A or Class B Shares of a Fund. The following sections will describe how to access information on your account, how to open an account, and how to purchase, exchange, and redeem shares of a Fund. We want to make it simple for you to do business with us. The sections that follow will serve as a guide to your investments with Victory. If you have questions about any of this information, please call one of our customer service representatives at 800-KEY-FUND. They will be happy to assist you.

                             CHOOSING A SHARE CLASS

Some of the funds described in this prospectus offer only Class A Shares, while others offer both Class A and B shares of the funds. The following chart shows which funds offer one or both classes of shares:


            ONLY CLASS A SHARES                BOTH CLASS A AND CLASS B SHARES
            -------------------                -------------------------------
            Growth Fund                        Balanced Fund
            Special Growth Fund                Diversified Fund
            Index Fund                         International Growth Fund
            Value Fund                         Ohio Fund
                                               Special Value Fund

Each class has its own cost structure, allowing you to choose the one that best meets your requirements. Your Investment Professional can also help you decide.

                                     CLASS A

o Front-end sales charges, as described below. There are several ways to reduce these charges.
o    Lower annual expenses than Class B Shares.

                                     CLASS B

o    No front-end sales charge. All your money goes to work for you right away.
o    Higher annual expenses than Class A Shares.
o    A deferred sales charge on shares you sell within
o 6 years of purchase, as described below. Automatic conversion to Class A Shares after 8 years, thus reducing future annual expenses.

****For historical expense information on Class A and B shares, see the financial highlights in the Fund overviews earlier in this prospectus.****

CALCULATION OF SALES CHARGES -- CLASS A: Class A Shares are sold at their public offering price, which includes the initial sales charge. The sales charge as a percentage of your investment decreases as your investment amount increases. The current sales charge rates and commissions paid to Investment Professionals are as follows:

------------------------------------------------------------------------------------------
                                SALES CHARGE          SALES CHARGE      DEALER REALLOWANCE
YOUR INVESTMENT                AS A % OF OFFERING    AS A % OF YOUR       AS A % OF THE
                                   PRICE              INVESTMENT         OFFERING PRICE
------------------------------------------------------------------------------------------
Up to $50,000                      4.75%                 4.99%               4.00%
------------------------------------------------------------------------------------------
$50,000 up to $100,000             4.59%                 4.71%               4.00%
------------------------------------------------------------------------------------------
$100,000 up to $250,000            3.50%                 3.63%               3.00%
------------------------------------------------------------------------------------------
$250,000 up to $500,000            2.25%                 2.30%               2.00%
------------------------------------------------------------------------------------------
$500,000 up to $1,000,000          1.75%                 1.78%               1.50%
------------------------------------------------------------------------------------------
$1,000,000 and above               0.00%                 0.00%                 *
------------------------------------------------------------------------------------------

          *There is no initial sales charge on purchases of $1 million or more. However, a CDSC of up to 1.00% of the purchase price will be charged if shares are redeemed in the first year after purchase, or at .50% within two years of the purchase. This charge will be based on either the cost of the shares or current net asset value, whichever is lower. There will be no CDSC on reinvested dividends. Investment
          Professionals may be paid at a rate of up to 1.00% of the purchase price.

The Distributor reserves the right to reallow the entire commission to dealers. If that occurs, the dealer may be considered an "underwriter" under federal securities laws.

****There are several ways you can combine multiple purchases in the Victory Funds and take advantage of reduced sales charges.****

SALES CHARGE REDUCTIONS AND WAIVERS FOR CLASS A SHARES: You may qualify for reduced sales charges in the following cases:

1. A Letter of Intent lets you purchase Class A Shares of a fund over a 13-month period and receive the same sales charge as if all shares had been purchased at one time. You must start with a minimum initial investment of 5% of the total amount.
2. Rights of Accumulation allow you to add the value of any Class A Shares you already own to the amount of your next Class A investment for purposes of calculating the sales charge at the time of purchase.
3. You can combine Class A Shares of multiple Victory Funds, excluding Money Market Funds for purposes of calculating the sales charge. The combination privilege also allows you to combine the total investments from the accounts of members of your immediate family for a reduced sales charge at the time of purchase.
4.   Waivers for certain investors:
     a) Current and retired Fund Trustees, employees, directors, trustees and family members of KeyCorp or "Affiliated Providers"* and dealers who have an agreement with the Distributor and any trade organization to which the Adviser or the Administrator belong.
     b) Investors who purchase shares for non-discretionary trust or other advisory accounts established with KeyCorp or its affiliates.
     c) Investors who reinvest a distribution from a deferred compensation plan, agency, trust, or custody account that was maintained by the Victory Group or invested in a fund of the Victory Group.
     d) Investors who reinvest shares from another mutual fund complex or the Victory Group within 90 days after redemption, if they paid a sales charge for those shares.
     e) Investment Professionals utilizing fund shares in fee-based investment products under agreement with the Victory Group, and selling brokers and their sales representatives.

*Affiliated Providers are affiliates and subsidiaries of KeyCorp, and any organizations that provide services to Victory and Key Mutual Funds (the "Victory Group").

DEFERRED SALES CHARGES - CLASS B: Shares are offered at their NAV per share, without an initial sales charge. When you sell the shares within six years of buying them, there is a contingent deferred sales charge ("CDSC"). The CDSC is based on the original purchase cost of your investment. ****There is no CDSC on reinvested dividends.**** The longer the time between the purchase and sale of shares, the lower the rate of the CDSC.


                      YEARS AFTER PURCHASE        CDSC ON SHARES BEING SOLD
                      --------------------        -------------------------

                              0-1                            5.0%
                              1-2                            4.0%
                              2-3                            3.0%
                              3-4                            3.0%
                              4-5                            2.0%
                              5-6                            1.0%
                         After 6 Years                       None

Eight years after Class B Shares are purchased, they automatically will convert to Class A Shares. These shareholders are not subject to the asset-based sales charge that normally would apply, as described in "Distribution Plan for Class B Shares." Also see the SAI for additional details.

SALES CHARGE REDUCTIONS AND WAIVERS FOR CLASS B SHARES: The CDSC will be waived for the following redemptions:

1.   Distributions from retirement plans if the distributions are made:
     a) under the Systematic Withdrawal Plan after age 59-1/2 for up to 12% of the account value annually; or
     b) following the death or disability of the participant or beneficial owner;
2. Redemptions from accounts other than retirement accounts following the death or disability of the shareholder;
3.   Returns of excess contributions to retirement plans;
4. Distributions of less than 12% of the annual account value under a Systematic Withdrawal Plan;
5.   Shares sold to the Adviser or its affiliates; and
6. Shares issued in a plan of reorganization sponsored by Victory, or shares redeemed involuntarily in a similar situation.

                             HOW TO PURCHASE SHARES

Class A and Class B Shares can be purchased in a number of different ways. ****All you need to do to get started is to fill out an application.**** You can send in your payment by check, wire transfer, exchange from another Victory Fund, or through arrangements with your Investment Professional. An Investment Professional is a salesperson, financial planner, investment adviser, or trust officer who provides you with investment information. Sometimes they will charge you for these services. Their fee will be in addition to, and unrelated to, the fees and expenses charged by a Fund.

MAKE YOUR CHECK PAYABLE TO:
The Victory Funds

Keep the following addresses handy for purchases, exchanges, or redemptions:

REGULAR U.S. MAIL ADDRESS:

Send completed Account Applications with your check, bank draft, or money order to:


         The Victory Funds
         P. O. Box 8527
         Boston, MA  02266-8527

OVERNIGHT MAIL ADDRESS:

Use the following address ONLY for overnight packages:
         The Victory Funds
         c/o Boston Financial Data Services
         Two Heritage Drive
         Quincy, MA  02171
         PHONE:  800-KEY-FUND

WIRE ADDRESS:
The Transfer Agent does not charge a wire fee, but your originating bank may charge a fee. Always call the Transfer Agent at 800-KEY-FUND BEFORE wiring funds to obtain a control number.
         State Street Bank and Trust Co.
         ABA #011000028
         For Credit to DDA Account #9905-201-1
         For Further Credit to Account # (insert account number, name, and control number assigned by the Transfer Agent)

TELEPHONE NUMBER:
         800-KEY-FUND
         800-539-3863

ACH. After your account is set up, your purchase amount can be transferred by Automated Clearing House (ACH). Only domestic member banks may be used. It takes about 15 days to set up an ACH account. The Funds do is not currently charge a fee for ACH transfers; however, the Funds may charge a fee at some future date.

Notification would be sent out prior to implementing a fee.

STATEMENTS AND REPORTS. You will receive a periodic statement reflecting any transactions that affect the balance or registration of your account. You will receive a confirmation after any purchase, exchange, or redemption. If your account has been set up by an Investment Professional, account activity will be detailed in their statements to you. Share certificates are not issued. Twice a year, you will receive the financial reports of the Funds. By January 31 of each year, you will receive an IRS Form 1099-DIV, which also will be filed with the IRS. Form 1099-DIV reports activity from the previous year.

SYSTEMATIC INVESTMENT PLAN. To enroll in the Systematic Investment Plan, you should check this box on the Account Application. We will need your bank information and the amount and frequency of your investment. You can select monthly, quarterly, semi-annual, or annual investments. You should attach a voided personal check so the proper information can be obtained. You must first meet the minimum investment requirement of $500, then we will make automatic withdrawals of the amount you indicate ($25 or more) from your bank account and invest it into shares of a Fund.

RETIREMENT PLANS. You can use the Funds as part of your retirement portfolio. Your Investment Professional can set up your new account under one of several tax sheltered plans. Please contact your Investment Professional for details regarding an IRA or other retirement plan that works best for your financial situation.

All purchases must be made in U.S. Dollars and drawn on U.S. banks. ****If you would like to make additional investments after your account is already established, use the Investment Stub attached to your confirmation statement and send it with your check to the address indicated.**** The Transfer Agent may reject any purchase order, in its sole discretion. If your check is returned for any reason, you will be charged for any resulting fees and/or losses. Third party checks will not be accepted. You may only invest or exchange into fund shares legally available in your state. If your account falls below $500, we may ask you to re-establish the minimum investment. If you do not do so within 60 days, we may close your account and send you the value of your account.

                             HOW TO EXCHANGE SHARES

An exchange is the selling of shares of one fund of the Victory Group to purchase shares of another. You may exchange shares of one Victory fund for shares of the same class of any other, generally without paying any additional sales charges. The "Victory Group" includes funds offered as a part of the Victory Funds and Key Mutual Funds complex. Key Mutual Funds is affiliated with KeyCorp.

You can exchange shares of the Fund by writing or calling the Transfer Agent at 800-KEY-FUND. When you exchange shares of the Fund, you should keep the following in mind:
o Shares of the fund selected for exchange must be available for sale in your state of residence.
o The Fund whose shares you would like to exchange and the Fund whose shares you want to buy must offer the exchange privilege.
o Shares of a Fund may be exchanged at relative net asset value. Class A Shares can be exchanged only for Class A Shares of another fund. This means that if you own Class A Shares of the Fund, you can only exchange them for Class A Shares of another fund. The same rules apply to Class B Shares.
o You must meet the minimum purchase requirements for the fund you purchase by exchange. The registration and tax identification numbers of the two accounts must be identical.
o You must hold the shares you buy when you establish your account for at least 7 days before you can exchange them; after the account is open 7 days, you can exchange shares on any business day. Before exchanging, read the prospectus of the fund you wish to purchase by exchange.

****You can obtain a list of funds available for exchange by calling the Transfer Agent at 800-KEY-FUND.****

                              HOW TO REDEEM SHARES

****There are a number of convenient ways to redeem shares of a Fund. You can use the same mailing and wiring addresses listed for purchases. You will earn dividends up to and including the date your redemption request is processed.****

BY TELEPHONE. The easiest way to redeem shares is by calling 800-KEY-FUND. When you fill out your original application, be sure to check the box marked "Telephone Authorization." Then when your are ready to redeem, call us and tell us which one of the following options you would like to use:

o    Mail a check to the address of record;
o    Wire funds to a domestic financial institution;
o    Mail to a previously designated alternate address; or
o    Electronically transfer the funds via the Automated Clearing House (ACH).

All telephone calls are recorded for your protection and measures are taken to verify the identity of the caller. If we properly act on telephone instructions and follow reasonable procedures to ensure against unauthorized transactions, neither Victory nor its servicing agents, the Advisers, nor the Transfer Agent will be responsible for any losses. If these procedures are not followed, the Transfer Agent may be liable to you for losses resulting from unauthorized instructions.

If there is an unusual amount of market activity and you cannot reach the Transfer Agent by telephone, consider placing your order by mail.

BY MAIL. Use the Regular U.S. Mail or Overnight Mail Address to redeem shares. Send us a letter of instruction indicating your Fund account number, amount of redemption, and where to send the proceeds. A signature guarantee is required for the following redemption requests:
o    Redemptions over $10,000;
o    Your account registration has changed within the last 15 days;
o    The check is not being mailed to the address on your account;
o    The check is not being made payable to the owner of the account; or
o If the redemption proceeds are being transferred to another Victory Group account with a different registration.

A signature guarantee can be obtained from a financial institution such as a bank, broker-dealer, credit union, clearing agency, or savings association.

BY WIRE. If you want to redeem funds by wire, you must establish a Fund account which will accommodate wire transactions. If you call by 4:00 p.m. Eastern time, your funds will be wired on the next business day.

BY ACH. Normally, your redemption will be processed on the same day or the next day if received after 4:00 p.m. Eastern Time. It will be transferred by ACH as long as the transfer is to a domestic bank.

Under certain emergency circumstances, the right of redemption may be suspended. Redemption proceeds from the sale of shares purchased by a check may be held until the purchase check has cleared. If you request a complete redemption, any dividends accrued will be included with the redemption proceeds.

SYSTEMATIC WITHDRAWAL PLAN. If you check this box on the Account Application, we will send monthly, quarterly, semi-annual, or annual payments to the person you designate. The minimum withdrawal is $25, and you must have a balance of $5,000 or more. Once again, we will need a voided personal check to activate this feature. You should be aware that your account eventually may be depleted. However, you cannot automatically close your account using the Systematic Withdrawal Plan. If your balance falls below $500, we may ask you to bring the account back to the minimum balance. If you decide not to increase your account to the minimum balance, your account may be closed and the proceeds mailed to you.

                    ORGANIZATION AND MANAGEMENT OF THE FUNDS

****We want you to know who plays what role in your investment and how they are related. This section discusses the organizations employed by the Funds to service their shareholders. They are paid a fee for their services.****

ABOUT VICTORY:
Each Fund is a member of the Victory Funds, a family of 26 distinct investment portfolios. Victory has been operating continuously since 1983, and was organized as a Delaware business trust on February 29, 1996.

The Board of Trustees of Victory has the overall responsibility for the management of the Funds.

THE INVESTMENT ADVISERS: One of a Fund's most important contracts is its Advisory Agreement with Key Asset Management Inc. (KAM or the Adviser), a New York Corporation registered as an investment adviser with the SEC. KAM is a subsidiary of KeyBank National Association, a wholly-owned subsidiary of KeyCorp. Effective February 28, 1997, KAM became the surviving corporation after the reorganization of four indirect investment adviser subsidiaries of KeyCorp. Affiliates manage approximately $50 billion for a limited number of institutional clients.

The Advisory Agreement authorizes the Adviser to hire employers of its affiliates as sub-advisers to the Funds. It also allows KAM to choose brokers or dealers to handle the purchases and sales of a Fund's securities. Prior to February 28, 1997, KeyCorp Mutual Fund Advisers, Inc. was the adviser and Society Asset Management, Inc. was the sub-adviser to each of the Funds. During the fiscal year ended October 31, 1996, KeyCorp Mutual Fund Advisers, Inc. (formerly the adviser) was paid an annual rate based on a percentage of the average daily net assets of each Fund in advisory fees as follows:

                 Balanced     Diversified   Growth     International   Ohio        Special    Special    Stock     Value
                   Fund          Stock        Fund       Growth      Regional    Growth Fund  Value      Index      Fund
                                 Fund                     Fund      Stock Fund                 Fund       Fund
--------------------------------------------------------------------------------------------------------------------------
Advisory Fees     1.00%          .65%         1.00%       1.10%        .75%         1.00%       1.00%      .60%     1.00%

                             MANAGEMENT OF THE FUNDS

             --------------------------------------------------
             |                                                 |
             |                   TRUSTEES                      |
             |                                                 |
             |          Supervise each Fund's activities.      |
             |                                                 |
             --------------------------------------------------
                                    |
                                    |
             --------------------------------------------------
             |               INVESTMENT ADVISER                |
             |           Key Asset Management Inc.             |
             |               127 Public Square                 |
             |              Cleveland, OH 44114                |
             |                                                 |
             |           Manages each Fund's business          |
             |             and investment activities.          |
             ---------------------------------------------------

THE ADMINISTRATOR, DISTRIBUTOR, AND FUND ACCOUNTANT:
BISYS Fund Services is the Administrator and Distributor. BISYS is paid a fee of
 .15% of the Fund's average daily net assets on a monthly basis as the Administrator, but does not charge a fee for its services as Distributor. BISYS Fund Services Ohio, Inc. receives a fee as the Fund Accountant.

The Distributor may provide cash or other compensation to dealers for selling shares of a Fund. Payments may be in the form of trips, tickets, and/or merchandise offered through sales contests. It does this at its own expense and not at the expense of a Fund or its shareholders.

SHAREHOLDER SERVICING PLAN:
Victory has a Shareholder Servicing Plan for each class of shares of the Funds. The shareholder servicing agent performs a number of services for their customers who are shareholders of the Fund. It establishes and maintains accounts and records, processes dividend and distribution payments, arranges for bank wires, assists in transactions, and changes account information. For these services a Fund pays up to .25% of the average daily net assets of the shares of the class. The Funds have agreements with various shareholder servicing agents, including the Distributor, the Custodian and its affiliates, other financial institutions, and securities brokers. Shareholder servicing agents may waive all or a portion of their fee periodically.

DISTRIBUTION PLAN:

Victory has adopted a Distribution and Service Plan for Class B Shares of the five funds that sell Class B Shares. Victory pays the Distributor an annual asset-based sales charge of 0.75%. The fee is computed on the average daily net assets of those Funds and paid monthly. The Distributor pays sales commissions of 4.00% of the purchase price to dealers at the time of sale. The Distributor then uses the asset-based sales charge to recoup those sales commissions and the costs for financing them. See the SAI for more details regarding this plan.

INDEPENDENT ACCOUNTANTS:
Coopers & Lybrand L.L.P. serves as independent accountants to the Funds.

LEGAL COUNSEL:
Kramer, Levin, Naftalis & Frankel serves as legal counsel to the Funds.

                                HOW THE FUNDS ARE
                                   ORGANIZED

                            _______________________
                            |                     |
         ___________________|    SHAREHOLDERS     |
         |                  |                     |
         |                  |_____________________|
         |                             |
         |                             |
         |                             |
         |                             |
         |       ______________________|_______________________
         |       |        FINANCIAL SERVICES FIRMS AND         |
         |       |       THEIR INVESTMENT PROFESSIONALS        |
         |       |                                             |
         |       |       Advise current and prospective        |
         |       |   shareholders on their fund investments.   |
         |       |_____________________________________________|
         |                             |
         |                             |
         |                             |
         |       ______________________________________________
         |       |                                             |
         |       |       TRANSFER AGENT/SERVICING AGENT        |
         |       |     State Street Bank and Trust Company     |
         |       |             225 Franklin Street             |
         |       |              Boston, MA 02110               |
         |       |                                             |
         |       |       Boston Financial Data Services        |
         |       |                                             |
         |_______|             Two Heritage Drive              |
                 |              Quincy, MA 02171               |
                 |                                             |
                 |  Handles services such as record-keeping,   |
                 |      statements, processing of buy and      |
                 |  sell requests, distribution of dividends,  |
                 |  and servicing of shareholder's accounts.   |
                 |_____________________________________________|
                                         |
                                         |
______________________________________   |  ____________________________________
|         ADMINISTRATOR,              |  |  |         CUSTODIAN                |
|        DISTRIBUTOR, AND             |  |  |                                  |
|         FUND ACCOUNTANT             |  |  | Key Trust Company of Ohio, N.A.  |
|   BISYS Fund Services, Inc. and     |  |  |    127 Public Square             |
|  BISYS Fund Services Ohio, Inc.     |  |  |                                  |
|         3435 Stelzer Road           |  |  |    Cleveland, OH 44114           |
|                                     |__|__|                                  |
|        Columbus, OH 43219           |     |                                  |
|                                     |     |                                  |
|Markets the Funds, distributes shares|     | Provides for safekeeping of the  |
| through investment professionals,   |     | Funds' investments and cash, and |
| and calculates the value of shares. |     |settles trades made by the Funds. |
|_____________________________________|     |__________________________________|

                             ADDITIONAL INFORMATION

****Some additional information you should know about the Funds.****

The Funds offer only the classes of shares described in this prospectus, but at some future date, the Funds may offer additional classes of shares through a separate prospectus.

YOUR RIGHTS AS A SHAREHOLDER. All shareholders have equal voting, liquidation, and other rights. As a shareholder of a Fund, you have rights and privileges similar to those enjoyed by other corporate shareholders. Delaware Trust law limits the liability of shareholders.

If any matters are to be voted on by shareholders (such as a change in a fundamental investment objective or the election of trustees), each share outstanding at that point would be entitled to one vote. If you have a qualified trust account, the trustee will vote your shares on your behalf or in the same percentage voted on shares that are not held in trust. Shareholders with more than 10% of the outstanding shares of the Fund, may call a special meeting for removal of a Trustee. Normally, Victory is not required to hold annual meetings of shareholders. However, shareholders may request one under certain circumstances, as described in the SAI.

CODE OF ETHICS. Victory and the Advisers have each adopted a Code of Ethics to which all investment personnel and all other access persons to the Fund must conform. Investment personnel must refrain from certain trading practices and are required to report certain personal investment activities. Violations of the Code of Ethics can result in penalties, suspension, or termination.

BANKING LAWS. Banking laws, including the Glass-Steagall Act, prevent a bank holding company or its affiliates from sponsoring, organizing, or controlling a registered, open-end investment company. However, bank holding company subsidiaries may act as investment adviser, transfer agent, custodian or shareholder servicing agent. They also may purchase shares of such a company for their customers and pay third parties for performing these functions. The Funds may process trades through an affiliate subject to procedures approved by the Board. Should these laws ever change in the future, the Trustees would consider selecting another qualified firm so that all services would continue.

SHAREHOLDER COMMUNICATIONS. You will receive unaudited Semi-Annual Reports and audited Annual Reports on a regular basis from each Fund. In addition, you also may receive updated prospectuses or supplements to this prospectus. In order to eliminate duplicate mailings to an address at which two or more shareholders with the same last name reside, the Fund will send only one copy of the above communications. ****If you would like to receive additional copies of any materials, please call the Funds at 800-KEY-FUND.****

                    OTHER SECURITIES AND INVESTMENT PRACTICES

The following table lists some of the types of securities each of the Funds may choose to purchase. Each Fund invests primarily in equity securities. However, the Funds also are permitted to invest in the non-equity securities as shown in the table below and in the SAI.

For temporary defensive purposes, each Fund may hold up to 100% of its total assets in cash or short-term money market instruments.

% Percent of TOTAL assets
#  No limitation of usage; Fund may be using currently.
~ Indicates a "derivative security," whose value is linked to, or derived from another security, instrument or index.

----------------------------------------------------------------------------------------------------------------------------------
                                                     BALANCED   DIVERSIFIED    VALUE         STOCK         OHIO         GROWTH
       LIST OF ALLOWABLE INVESTMENTS IN FUNDS           FUND     STOCK FUND    FUND       INDEX FUND     REGIONAL        FUND
                                                                                                        STOCK FUND
----------------------------------------------------------------------------------------------------------------------------------
EQUITY SECURITIES.  Can include common stock,             70%        #           #             #             #            #
preferred stock, and convertible preferred stock.

FUTURES CONTRACTS AND OPTIONS.  Contracts involving       5%         5%         5%            5%            5%            5%
the right or obligation to deliver or receive           33-1/3%   33-1/3%     33-1/3%       33-1/3%       33-1/3%      33-1/3%
assets or money depending on the performance of one
or more assets or an economic index.  To reduce the
effects of leverage, liquid assets equal to the
contract commitment are set aside to cover the
commitment limit; 5% or less in margins or premiums;
and 33-1/3% or less of assets subject to futures and
options.  The Funds  may invest in futures and options
in an effort to hedge against market risk.
----------------------------------------------------------------------------------------------------------------------------------
FOREIGN SECURITIES.  Debt securities of foreign           20%       20%         20%            #            20%          20%
issuers including international bonds traded in the
United States and abroad.
----------------------------------------------------------------------------------------------------------------------------------
CORPORATE DEBT OBLIGATIONS.  Debt instruments             25%        #           #             #            20%          35%
issued by public corporations.  They may be secured
or unsecured.
----------------------------------------------------------------------------------------------------------------------------------
WARRANTS.  The right to purchase an equity security       10%       10%         10%           10%           10%          10%
at a stated price for a limited period of time.
----------------------------------------------------------------------------------------------------------------------------------
WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES. A          33-1/3%   33-1/3%     33-1/3%       33-1/3%       33-1/3%      33-1/3%
security that is purchased for delivery at a later
time.  The market value may change before the
delivery date.
----------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM DEBT OBLIGATIONS.  INCLUDING BANKERS'           #         #           #             #             #            #
ACCEPTANCES, CERTIFICATES OF DEPOSIT, PRIME QUALITY
COMMERCIAL PAPER, CASH, AND CASH EQUIVALENTS.
----------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES. Securities issued or          20%       20%         20%           20%           20%          20%
guaranteed by the U.S. government, its agencies, or
instrumentalities.  Some are direct obligations of
the U.S. Treasury; others are obligations only of
the U.S. agency.
----------------------------------------------------------------------------------------------------------------------------------
RECEIPTS.  Separately traded interest or principal        20%       20%         20%           20%           20%          20%
components of U.S. Government securities.
----------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS. The purchase of a security         20%     33-1/3%     33-1/3%       33-1/3%       33-1/3%      33-1/3%
that must later be sold back to the seller at the
same price plus interest.  The seller's obligation
is secured by collateral.
----------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER.  Short-term obligations issued by        #         #           #             #             #            #
corporations and financial institutions.  The Funds
only use prime quality commercial paper.


-----------------------------------------------------------------------------------------------
                                                         SPECIAL       SPECIAL       INTER-
       LIST OF ALLOWABLE INVESTMENTS IN FUNDS             VALUE        GROWTH       NATIONAL
                                                          FUND          FUND         GROWTH
                                                                                      FUND
-----------------------------------------------------------------------------------------------
EQUITY SECURITIES.  Can include common stock,               #             #            #
preferred stock, and convertible preferred stock.

FUTURES CONTRACTS AND OPTIONS.  Contracts involving        5%            5%            5%
the right or obligation to deliver or receive            33-1/3%       33-1/3%      33-1/3%
assets or money depending on the performance of one
or more assets or an economic index.  The Funds may
invest in futures and options in an effort to hedge
against market risk.
-----------------------------------------------------------------------------------------------
FOREIGN SECURITIES.  Debt securities of foreign            20%           20%          20%
issuers including international bonds traded in the
United States and abroad.
-----------------------------------------------------------------------------------------------
CORPORATE DEBT OBLIGATIONS.  Debt instruments               #             #           20%
issued by public corporations.  They may be secured
or unsecured.
-----------------------------------------------------------------------------------------------
WARRANTS.  The right to purchase an equity security        10%           10%          10%
at a stated price for a limited period of time.
-----------------------------------------------------------------------------------------------
WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES. A           33-1/3%       33-1/3%      33-1/3%
security that is purchased for delivery at a later
time.  The market value may change before the
delivery date.
-----------------------------------------------------------------------------------------------
SHORT-TERM DEBT OBLIGATIONS.  INCLUDING BANKERS'            #             #            #
ACCEPTANCES, CERTIFICATES OF DEPOSIT, PRIME QUALITY
COMMERCIAL PAPER, CASH, AND CASH EQUIVALENTS.
-----------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES. Securities issued or           20%           20%          20%
guaranteed by the U.S. government, its agencies, or
instrumentalities.  Some are direct obligations of
the U.S. Treasury; others are obligations only of
the U.S. agency.
-----------------------------------------------------------------------------------------------
RECEIPTS.  Separately traded interest or principal         20%           20%          20%
components of U.S. Government securities.
-----------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS. The purchase of a security        33-1/3%       33-1/3%      33-1/3%
that must later be sold back to the seller at the
same price plus interest.  The seller's obligation
is secured by collateral.
-----------------------------------------------------------------------------------------------
COMMERCIAL PAPER.  Short-term obligations issued by         #             #            #
corporations and financial institutions.  The Funds
only use prime quality commercial paper.

                                THE VICTORY FUNDS


                                  800-KEY-FUND
                                       OR
                                  800-539-3863


                                   THE VICTORY

                                 FUND FOR INCOME
                            GOVERNMENT MORTGAGE FUND
                            INTERMEDIATE INCOME FUND
                          INVESTMENT QUALITY BOND FUND
                            LIMITED TERM INCOME FUND

                                   PROSPECTUS


                                  MARCH 1, 1997

TABLE OF CONTENTS                                                  PAGE
-----------------                                                  ----

Introduction                                                          2
AN OVERVIEW OF EACH OF THE FUNDS                                      3
A fund-by-fund analysis which includes objectives,
  strategies, expenses, and financial highlights
            Fund for Income                                           4
            Government Mortgage Fund                                  7
            Intermediate Income Fund                                  10
            Investment Quality Bond Fund                              13
            Limited Term Income Fund                                  16
Investment Policies and Strategies                                    19
Risk Factors                                                          19
Investment Limitations                                                20
Investment Performance                                                20
Share Price                                                           21
Dividends, Distributions, and Taxes                                   21
INVESTING WITH VICTORY                                                23
            How to Purchase Shares                                    24
            How to Exchange Shares                                    25
            How to Redeem Shares                                      26
Organization and Management of the Funds                              27
Additional Information                                                30
Other Securities and Investment Practices                             32

Key to Fund Information:
(1) Objective and Strategy: The goals and the strategy that a Fund plans to use in pursuing its objective.
(2) Risk Factors:  The risks that you will assume as an investor in a Fund.
(3) Expenses: The costs that you will pay as an investor in a Fund, including sales charges and ongoing expenses.
(4) Financial Highlights: A table which shows the historical performance of a Fund by share class. This table also summarizes previous operating expenses.

SHARES OF THE FUNDS ARE:
o  NOT INSURED BY THE FDIC;
o NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, KEYBANK, ANY OF ITS AFFILIATES, OR ANY OTHER BANK;
o SUBJECT TO INVESTMENT RISKS,INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY SUCH STATE AUTHORITY PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                             THE VICTORY PORTFOLIOS

                                 FUND FOR INCOME
                            GOVERNMENT MORTGAGE FUND
                            INTERMEDIATE INCOME FUND
                          INVESTMENT QUALITY BOND FUND
                            LIMITED TERM INCOME FUND

                          800-KEY-FUND OR 800-539-3863

                                  INTRODUCTION

This prospectus describes the following funds:

                                 Fund for Income
                            Government Mortgage Fund
                            Intermediate Income Fund
                          Investment Quality Bond Fund
                            Limited Term Income Fund

The five Victory Funds discussed in this prospectus (the Funds) are a part of The Victory Portfolios (Victory), an open-end investment management company. The Funds are diversified mutual funds. This prospectus explains the objectives, risks, and strategies of the Funds. You should read this prospectus before investing in one of these Funds and keep it for future reference. A detailed Statement of Additional Information (SAI) describing each of the Funds is also available for your review. The SAI has been filed with the Securities and Exchange Commission (SEC), and is incorporated into this prospectus by reference. If you would like a free copy of the SAI, please request one by calling us at 800-KEY-FUND.

(1)INVESTMENT OBJECTIVE:
The FUND FOR INCOME seeks to provide a high level of current income consistent with preservation of shareholders' capital.
The GOVERNMENT MORTGAGE FUND seeks to provide a high level of current income consistent with safety of principal.
The  INTERMEDIATE  INCOME  FUND seeks to  provide a high  level of  income.
The  INVESTMENT  QUALITY BOND FUND seeks to provide a high level of income.
The LIMITED TERM INCOME FUND seeks to provide income consistent with limited fluctuation of principal.

(1)INVESTMENT STRATEGY:
Each of the Funds pursues its objective by investing primarily in debt securities. However, each of the Funds has unique investment strategies and its own risk/reward profile. Please review the section about the Fund in which you are interested in investing and "Other Securities and Investment Practices" for an overview of the Funds.

(2)RISK FACTORS:
The Funds are not insured by the FDIC. In addition, there are other potential risks, discussed in the section "Risk Factors."

WHO SHOULD INVEST:
     o  Investors seeking income over the long term
     o  Investors with a moderate risk tolerance
     o Investors seeking higher potential returns than provided by money market funds
     o  Investors  willing to accept  price and dividend fluctuations
     o  Investors seeking capital appreciation and preservation of capital

(3)FEES AND EXPENSES:
All of the Funds in this prospectus offer only Class A shares. If you purchase Class A shares of a Fund, you may pay a sales charge of up to 4.75% of the offering price, depending on the Fund in which you invest and the amount you invest. You also will incur expenses for investment advisory, management, administrative, and shareholder services, all of which are included in a Fund's expense ratio. See "Choosing a Share Class."

PURCHASES:
The minimum initial investment is $500 for most accounts ($250 for Individual Retirement Accounts) and $25 thereafter. An initial investment must be accompanied by a Fund's Account Application. Fund shares may be purchased by check, Automated Clearing House, or wire. See "How to Purchase Shares."

REDEMPTIONS:
You can redeem Fund shares by written request or telephone. When the Transfer Agent receives a redemption request in proper form, a Fund will redeem the shares and credit your bank account or send the proceeds to the address designated on your account application. See "How to Redeem Shares."

DIVIDENDS/DISTRIBUTIONS:
Income is accrued by each Fund daily and is paid monthly. Any capital gains realized by a Fund are paid as dividends at least annually. A Fund can send your dividends directly to you by mail, credit them to your bank account, reinvest them in the Fund, or invest them in another fund of the Victory Group. The "Victory Group" includes other funds of The Victory Portfolios and Key Mutual Funds. You can make this choice when you fill out an account application. See "Dividends, Distributions, and Taxes."

OTHER SERVICES:
Victory offers a number of other services to better serve shareholders including exchange privileges and automated investment and withdrawal plans. See "How to Exchange Shares" and "How to Redeem Shares." Our toll-free fax number is 800-529-2244. You can reach Victory's Telecommunication Device for the Deaf
(TDD) at 800-970-5296.

AN OVERVIEW OF EACH OF THE FUNDS:

                                                  ESTIMATED ANNUAL EXPENSES
                                                  AFTER WAIVERS (AS A % OF
        VICTORY FUND           INCEPTION DATE     NET ASSETS)                     MAXIMUM SALES CHARGE     NEWSPAPER ABBREVIATION*
        ------------           --------------     -------------------------       --------------------     -----------------------

Fund for Income
Class A                            5/8/87                   1.00%                           2.00%                Victory Incm

Government Mortgage Fund                                                                    4.75%                Victory Gvt Mtg
Class A                           5/18/90                    .90%

Intermediate Income Fund
Class A                          12/10/93                    .95%                           4.75%                Victory IntmInc

Investment Quality Bond Fund
Class A                          12/10/93                   1.00%                           4.75%                Victory InvQulBd

Limited Term Fund Class A        10/20/89                    .86%                           2.00%                Victory Ltd In

*All newspapers do not use the same abbreviation.

The following pages provide you with separate overviews of each Fund. Please look at the objective, policies, strategies, risks, expenses, and financial history to determine which Fund will best suit your risk tolerance and investment needs. You also should review the "Other Securities and Investment
Practices" section for additional information about the individual securities in which the Funds can invest and the risks related to these investments.

                                 FUND FOR INCOME

(1)INVESTMENT OBJECTIVE: The Fund for Income seeks to provide a high level of current income consistent with preservation of shareholders' capital.

(1)INVESTMENT  POLICIES AND STRATEGY: The Fund for Income pursues its investment
objective   by   investing   at  least  65%  of  the  Fund's   total  assets  in
mortgage-related securities rated in the top two rating categories by an NRSRO.

Under  normal   conditions,   the  Fund  for  Income   primarily   invests   in:
o  Mortgage-related   securities   issued   by   non-governmental   entities
o Collateralized mortgage obligations and real estate mortgage investment conduits
o  Government mortgage-backed securities

Important Characteristics of the Fund for Income's Investments:
o Quality: Mortgage-related securities rated AA or above by S&P, Fitch, Moody's or another NRSRO, or, if unrated, of comparable quality. For more information on ratings, see the Appendix to the SAI.
o Maturity: The dollar weighted effective average maturity of the Fund for Income generally will not exceed 10 years. Individual assets held by the Fund for Income may vary from the average maturity of the Fund for Income. Under certain market conditions, the Portfolio Manager may go outside these boundaries.

An NRSRO is a nationally recognized statistical ratings organization like Standard & Poors Corp. ("S&P"), Fitch, or Moody's which assigns credit ratings to securities based on the borrower's ability to meet its obligation to make principal and interest payments.

For liquidity and flexibility, the Fund for Income may invest up to 35% of total assets in short-term investment-grade corporate securities, Commercial paper, obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, short-term obligations of domestic or foreign branches of U.S. banks, futures contracts, and options related to these securities. When market conditions warrant a defensive strategy, the Fund for Income may invest more than 35% in these types of securities.

(2)The Fund for Income is subject to the risks common to mutual funds that invest in debt securities: Interest rate risk, credit risk, reinvestment risk, and inflation risk. It also is subject to the risks common to mortgage-related securities, like prepayment and extension risk. PLEASE READ "RISK FACTORS" CAREFULLY BEFORE INVESTING.

PORTFOLIO MANAGEMENT: Robert H. Fernald is the Portfolio Manager of the Fund for Income, a position he has held since May, 1996. A Senior Portfolio Manager and Director of Society Asset Management, Inc., he has been working in the fixed income markets for over 20 years.

                                (3)FUND EXPENSES

This section will help you understand the costs and expenses you would pay, directly or indirectly, if you invested in the Fund for Income.


               SHAREHOLDER TRANSACTION EXPENSES*                    CLASS A
               ---------------------------------                    -------
     Maximum Sales Charge Imposed on Purchases                       2.00%
       (as a percentage of offering price)
     Sales Charge None Imposed on Reinvested Dividends               None
     Deferred Sales Charge                                           None
     Redemption Fees                                                 None
     Exchange Fees                                                   None

*You may be charged additional fees if you purchase, exchange, or redeem shares through a broker or agent.

These examples illustrate the estimated operating expenses that you will incur as a shareholder of the Fund for Income. THESE EXPENSES ARE CHARGED DIRECTLY TO THE FUND FOR INCOME. Expenses include management fees as well as the costs of maintaining accounts, administering the Fund for Income, providing shareholder services, and other activities. The expenses shown are estimated based on historical or projected expenses of the Fund for Income.

ANNUAL FUND OPERATING EXPENSES AFTER EXPENSE WAIVERS AND REIMBURSEMENTS (as a percentage of average daily net assets)
                                                       CLASS A SHARES
                                                       --------------
       Management Fees(1)                                   .20%
       Other Expenses(1)                                    .80%
                                                           -----
       Total Fund Operating Expenses(1)(2)                 1.00%
                                                            ====

(1) These fees have been voluntarily reduced. Without this waiver, the Management Fee would be .50%, and Total Fund Operating Expenses would be 1.39%.

(2) Other Expenses include an estimate of shareholder servicing fees the Fund for Income expects to pay. (See "Organization and Management of the Funds -- Shareholder Servicing Plan.")

The following example is designed to help you understand the various costs you will bear, directly or indirectly, as an investor in the Fund for Income.

EXAMPLE:  You would pay the following expenses on a $1,000 investment,  assuming
(1) a 5% annual return and (2) full redemption at the end of each time period.

                         1 YEAR         3 YEARS        5 YEARS       10 YEARS
                         ------         -------        -------       --------
CLASS A SHARES            $30             $51            $74           $140

THIS TABLE IS ONLY AN ILLUSTRATION. ACTUAL EXPENSES AND RETURNS WILL VARY.

                             (4)FINANCIAL HIGHLIGHTS

****The Financial Highlights describe the Fund for Income's returns and operating expenses over time. This table shows the results of an investment in one share of the Fund for Income for each of the periods indicated.****

The financial highlights were audited by Coopers & Lybrand L.L.P. for the 1995 and 1996 periods, and by other auditors for all earlier periods. This information should be read in conjunction with the Fund for Income's most recent Annual Report to shareholders, which is incorporated by reference into the SAI. If you would like a copy of the Annual Report, write or call the Fund for Income at 800-KEY-FUND (800-539-3863).

Variability, as shown by year-to-year total return (%): (Insert performance chart showing "Total Return" in table below.)

                                 FUND FOR INCOME

                                                                                     PERIOD FROM
                                                     YEAR ENDED     YEAR ENDED      FEB. 1, 1994
                                                      OCT. 31,       OCT. 31,        TO OCT. 31,
                                                        1996          1995(d)          1994(c)         1994(c)         1993(c)
                                                        ----          -------          -------         -------         -------
NET ASSET VALUE, BEGINNING OF PERIOD                   $9.93          $9.43           $10.14           $10.57          $10.55
------------------------------------------------------------------------------------------------------------------------------
Investment Activities
      Net investment income                             0.68           0.73             0.52             0.80            0.80
      Net realized and unrealized gains
      (losses) on investments                          (0.08)          0.43            (0.71)           (0.41)           0.06
------------------------------------------------------------------------------------------------------------------------------
Total from Investment Activities                        0.60           1.16            (0.19)            0.39            0.86
------------------------------------------------------------------------------------------------------------------------------
Distributions
      Net investment income                            (0.68)         (0.66)           (0.51)           (0.80)          (0.80)
      In excess of net investment income               (0.03)          -----           (0.01)           -----           -----
      Net realized gains                               -----           -----            -----           (0.02)          (0.04)
      Tax return of capital                            (0.05)          -----            -----           -----           -----
------------------------------------------------------------------------------------------------------------------------------
            Total Distributions                        (0.76)         (0.66)           (0.52)           (0.82)          (0.84)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                         $9.77          $9.93            $9.43           $10.14          $10.57
------------------------------------------------------------------------------------------------------------------------------
Total Return (excludes sales charge)                    6.35%         12.75%           (1.99%)(a)        3.75%           8.45%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period                             $20,816         $22,756          $29,358         $46,632         $55,075
Ratio of expenses to average net assets                 1.02%          1.12%            1.12%(b)         1.13%           1.12%
Ratio of net investment income to average
      net assets                                        7.05%          7.62%            7.21%(b)         7.65%           7.56%
Ratio of expenses to average net assets(e)              1.73%          1.58%            1.26%(b)
Ratio of net investment income to
      average net assets(e)                             6.34%          7.16%            7.07%(b)
Portfolio turnover                                      25%             35%              18%             47%             23%

                                                                YEAR ENDED JANUARY 31,
                                                  1992(c)        1991(c)       1990(c)       1989(c)     1988(c)(f)
                                                  -------        -------       -------       -------     ----------
NET ASSET VALUE, BEGINNING OF PERIOD              $10.19          $9.90          $9.73        $9.95        $10.00
---------------------------------------------------------------------------------------------------------------------
Investment Activities
      Net investment income                         0.85           0.91           0.93         0.94         0.66
      Net realized and unrealized gains
      (losses) on investments                       0.36           0.29           0.17        (0.22)       (0.05)
---------------------------------------------------------------------------------------------------------------------
Total from Investment Activities                    1.21           1.20           1.10         0.72         0.61
---------------------------------------------------------------------------------------------------------------------
Distributions
      Net investment income                        (0.85)         (0.91)         (0.93)       (0.94)       (0.66)
      In excess of net investment income           -----          -----         -----         -----        -----
      Net realized gains                           -----          -----         -----         -----        -----
      Tax return of capital                        -----          -----         -----         -----        -----
---------------------------------------------------------------------------------------------------------------------
            Total Distributions                    (0.85)         (0.91)         -0.93        (0.94)       (0.66)
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                    $10.55         $10.19          $9.90        $9.73        $9.95
---------------------------------------------------------------------------------------------------------------------
Total Return (excludes sales charge)               12.34%         12.75%         11.77%        7.58%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period                         $58,055        $44,097       $35,788       $22,664       $6,221
Ratio of expenses to average net assets             0.92%          0.50%          0.29%        0.22%       0.12%
Ratio of net investment income to average
      net assets                                    8.18%          9.15%          9.34%        9.53%       6.72%
Ratio of expenses to average net assets(e)
Ratio of net investment income to
      average net assets(e)
Portfolio turnover                                  24%             5%            5%           15%          20%

(a) Not annualized.
(b) Annualized.
(c) Audited by other auditors.
(d) Effective June 5, 1995, the Victory Fund for Income Portfolio became the Fund For Income.
(e) During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(f) Information for the year ended January 31, 1988 is presented from May 8, 1987, the date registration became effective under the Investment Company Act of 1940, as amended.

                          THE GOVERNMENT MORTGAGE FUND

(1)INVESTMENT OBJECTIVE: The Government Mortgage Fund seeks to provide a high level of current income consistent with safety of principal.

(1)INVESTMENT  POLICIES AND STRATEGY:  The Government  Mortgage Fund pursues its
investment   objective  by  investing   exclusively  in  obligations  issued  or
guaranteed by the U.S. Government or its agencies or instrumentalities.

In addition to the above securities, the Government Mortgage Fund may also invest in the following:
o  Receipts, and strips, which are sold as zero coupon securities
o  Collateralized mortgage obligations
o  Reverse repurchase agreements
o  Futures contracts and put and call options on futures contracts
o  Treasury notes and agencies
o  IOs and POs

Important Characteristics of the Government Mortgage Fund's Investments:

o Quality: Since the mortgage-related securities purchased by the Government Mortgage Fund are guaranteed by the U.S. Government, they are considered to be of the highest quality. For more information on ratings, see the Appendix to the SAI.

o Maturity: The dollar-weighted effective average maturity of the Government Mortgage Fund generally will not exceed 10 years. Under certain market conditions, the Portfolio Manager may go outside these boundaries.

o Separately Traded Registered Interest and Principal Securities (STRIPS), Interest Only (IOs), and Principal Only (POs) are derivatives of bonds. Banks or brokerage firms separate the interest or principal payments from a bond or mortgage-backed security and sell only that portion as one of the above securities

(2)The Government Mortgage Fund is subject to the risks common to mutual funds that invest in debt securities: interest rate risk, credit risk, reinvestment risk, and inflation risk. It also is subject to the risks common to mortgage-related securities, like prepayment and extension risk. PLEASE READ "RISK FACTORS" CAREFULLY BEFORE INVESTING.

PORTFOLIO MANAGEMENT: Robert H. Fernald is the Portfolio Manager of the Government Mortgage Fund, a position he has held since May, 1996. A Senior Portfolio Manager and Director of Society Asset Management, Inc., he has been working in the fixed income markets for over 20 years.

                                (3)FUND EXPENSES

This section will help you understand the costs and expenses you would pay, directly or indirectly, if you invested in the Government Mortgage Fund.

SHOLDELDER TRANSACTION EXPENSES*                       CLASS A SHARES
                                                       --------------

     Maximum Sales Charge Imposed on
        Purchases (as a percentage of offering
        price)                                              4.75%
     Sales Charge None Imposed on Reinvested
        Dividends
     Deferred Sales Charge                                   None
     Redemption Fees                                         None
     Exchange Fees                                           None

*You may be charged additional fees if you purchase, exchange, or redeem shares through a broker or agent.

These examples illustrate the estimated operating expenses that you will incur as a shareholder of the Fund. THESE EXPENSES ARE CHARGED DIRECTLY TO THE GOVERNMENT MORTGAGE FUND. Expenses include management fees as well as the costs of maintaining accounts, administering the Government Mortgage Fund, providing shareholder services, and other activities. The expenses shown are estimated based on historical or projected expenses of the Government Mortgage Fund.

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average daily net assets)
                                                   CLASS A SHARES
                                                   --------------
     Management Fees                                   .50%
     Other Expenses(1)                                 .40%
                                                       ----
     Total Fund Operating Expenses(1)                  .90%
                                                        ===

(1) Other Expenses includes an estimate of shareholder servicing fees the Government Mortgage Fund expects to pay. (See "Organization and Management of the Funds -- Shareholder Servicing Plan.")

The following example is designed to help you understand the various costs you will bear, directly or indirectly, as an investor in the Government Mortgage Fund.

EXAMPLE:  You would pay the following expenses on a $1,000 investment,  assuming
(1) a 5% annual return and (2) full redemption at the end of each time period.

                             1 YEAR        3 YEARS       5 YEARS       10 YEARS
                             ------        -------       -------       --------
CLASS A SHARES                 $56           $75           $95           $153

THIS TABLE IS ONLY AN ILLUSTRATION. ACTUAL EXPENSES AND RETURNS WILL VARY.

                              FINANCIAL HIGHLIGHTS

****The Financial Highlights describe the Government Mortgage Fund's returns and operating expenses over time. The following table shows the results of an investment in one share of the Government Mortgage Fund for each of the periods indicated.****

The financial highlights were audited by Coopers & Lybrand L.L.P. This information should be read in conjunction with the Fund's most recent Annual Report to shareholders, which is incorporated by reference into the SAI. If you would like a copy of the Annual Report, write or call the Government Mortgage Fund at 800-KEY-FUND (800-539-3863).

Variability, as shown by year-to-year total return (%):

                            GOVERNMENT MORTGAGE FUND

                                                                                                                           MAY 18
                                                                                                                            1990
                                                                                                                             TO
                                                                              YEAR ENDED OCTOBER 31,                       OCT 31,
                                                         --------------------------------------------------------------------------
                                                           1996       1995        1994       1993     1992       1991       1990
                                                           ----       ----        ----       ----     ----       ----    ----------
NET ASSET VALUE, BEGINNING OF PERIOD                     $10.86      $10.33      $11.36    $11.07    $10.73     $10.18   $10.00
-----------------------------------------------------------------------------------------------------------------------------------
Investment Activities
      Net investment income                                0.70        0.72        0.68      0.66      0.74       0.80     0.35
      Net realized and unrealized gains
      (losses) on investments                             (0.12)       0.62       (1.02)     0.32      0.34       0.55     0.18
-----------------------------------------------------------------------------------------------------------------------------------
            Total from Investment Activities               0.58       $1.34       (0.34)     0.98      1.08       1.35     0.53
-----------------------------------------------------------------------------------------------------------------------------------
Distributions
      Net investment income                               (0.67)      (0.71)      (0.67)    (0.66)    (0.74)     (0.80)   (0.35)
      Net realized gains                                                             --        --     (0.02)     (0.03)      --
      In excess of net realized gains                                                --     (0.08)       --         --       --
      Tax return of capital                               (0.01)      (0.02)                             --         --       --
-----------------------------------------------------------------------------------------------------------------------------------
            Total Distributions                           (0.68)      (0.81)      (0.69)    (0.69)    (0.74)     (0.80)   (0.35)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                           $10.76      $10.86      $10.33    $11.36    $11.07     $10.73   $10.18
===================================================================================================================================
Total Return (excludes sales charge)                       5.54%      13.55%      (3.01%)    9.05%    10.34%     13.77%    5.37%(c)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000)                          125,992    $136,103    $148,168  $132,738   $73,660    $42,616  $31,972
Ratio of expenses to average net assets                    0.89%       0.77%       0.76%     0.75%     0.77%      0.78%    0.82%(b)
Ratio of net investment income to average net assets       6.46%       6.81%       6.38%     5.92%     6.82%      7.68%    7.98%(b)
Ratio of expenses to average net assets (d)                0.90%       0.79%       0.96%     0.76%
Ratio of net investment income to average net assets (d)   6.45%       6.80%       6.18%     5.92%
Portfolio turnover                                          127%         59%        132%      50%       11%        21%

(a) Period from commencement of operations.
(b) Annualized.
(c) Not annualized.
(d) During the period, certain fees were voluntarily waived or the expenses reimbursed. If such voluntary waivers or reimbursements had not occurred, the ratios would have been as indicated.
(e) This information is not included in the financial statements audited by Coopers & Lybrand L.L.P.

                            INTERMEDIATE INCOME FUND

(1)INVESTMENT OBJECTIVE: The Intermediate Income Fund seeks to provide a high level of income.

(1)INVESTMENT POLICIES AND STRATEGIES: The Intermediate Income Fund pursues its investment objective by investing in debt securities. Some of these debt securities are issued by corporations, the U.S. Government and its agencies and instrumentalities.

Under normal conditions, the Intermediate Income Fund will invest at least 65% of its total assets in:
o  Short-term investment-grade bonds, debentures, and notes
o Investment grade corporate securities, including asset-backed securities and convertible and exchangeable debt securities
o  Mortgage-related   securities
o First mortgage loans and participation certificates in pools of mortgages issued or guaranteed by the U.S. Government

Important Characteristics of the Intermediate Income Fund's Investments:
o Quality: Investment grade corporate securities rated in the top four rating categories by S&P, Fitch, Moody's or another NRSRO, or if unrated, of comparable quality.
o  Maturity:   The   dollar-weighted   effective   average  maturity  of  the
Intermediate Income Fund generally will range from 3 to 10 years. Under certain market conditions, the Portfolio Manager may go outside these boundaries.

Up to 20% of the Intermediate Income Fund's total assets may be invested in preferred stocks, short-term notes, commercial paper, short-term obligations of domestic and foreign branches of U.S. banks, and separately traded interest and principal component parts of U.S. Treasury obligations.

(2)The Intermediate Income Fund also is permitted to invest in international bonds, foreign securities, and future contracts and options related to these securities. Some of the securities in which the Intermediate Income Fund invests may have warrants or options attached. These investments tend to be riskier than some of the other investments of the Intermediate Income Fund. The Intermediate Income Fund is subject to the risks common to mutual funds that invest in debt securities: interest rate risk, credit risk, reinvestment risk, and inflation risk. PLEASE READ "RISK FACTORS" CAREFULLY BEFORE INVESTING.

PORTFOLIO MANAGEMENT: David M. Baccile is the portfolio manager of the Intermediate Income Fund, a position he has held since March, 1996. A Portfolio Manager of Society Asset Management, Inc., he has been in the investment advisory business since 1993.


                               (3)FUND EXPENSES

This section will help you understand the costs and expense you would pay, directly or indirectly, if you invested in the Intermediate Income Fund.

SHAREHOLDER TRANSACTION EXPENSE                             CLASS A SHARES
                                                            --------------
      Maxiaximum Sales Charge Imposed on Purchases
        (as a percentage of offering price.                        4.75%
      Maximum Sales NoneCharge Imposed on Reinvested                None
        Dividends
      Deferred Sales Charge                                         None
      Redemption Fees                                               None
      Exchange Fees                                                 None

*You may be charged additional fees if you purchase, exchange, or redeem shares through a broker or agent.

These examples illustrate the estimated operating expenses that you will incur as a shareholder of the Intermediate Income Fund. THESE EXPENSES ARE CHARGED DIRECTLY TO THE INTERMEDIATE INCOME FUND. Expenses include management fees as well as the costs of maintaining accounts, administering the Intermediate Income Fund, providing shareholder services, and other activities. The expenses shown are estimated based on historical or projected expenses of the Intermediate Income Fund.

ANNUAL FUND OPERATING EXPENSES AFTER EXPENSE WAIVERS AND REIMBURSEMENTS (as a percentage of average daily net assets)

                                                         CLASS A SHARES
                                                         --------------
 Management Fees                                              .57%
Other Expenses(1)                                             .38%
                                                               ---
Total Fund Operating Expenses(1)(2)                           .95%
                                                              ====

(1) These fees have been voluntarily reduced. Without this waiver, the Management Fee would be .75% and Total Fund Operating Expenses as a percentage of average daily net assets would be 1.13%.
(2) These amounts include an estimate of the shareholder servicing fees the Intermediate Income Fund expects to pay (see "Organization and Management of the Fund -- Shareholder Servicing Plan.")

The following example is designed to help you understand the various costs you will bear, directly or indirectly, as an investor in the Intermediate Income Fund.

EXAMPLE:  You would pay the following expenses on a $1,000 investment,  assuming
(1) a 5% annual return and (2) full redemption at the end of each time period.

                         1 YEAR        3 YEARS        5 YEARS         10 YEARS
                         ------        -------        -------         --------
CLASS A SHARES            $57            $76            $98             $159

THIS EXAMPLE IS ONLY AN ILLUSTRATION. ACTUAL EXPENSES AND RETURNS WILL VARY.

                             (4)FINANCIAL HIGHLIGHTS

****The Financial Highlights describe the Intermediate Income Fund's returns and operating expenses over time. The following table shows the results of an investment in one share of the Intermediate Income Fund for each of the periods indicated.****

The financial highlights were audited by Coopers & Lybrand L.L.P. This information should be read in conjunction with the Intermediate Income Fund's most recent Annual Report to shareholders, which is incorporated by reference into the SAI. If you would like a copy of the Annual Report, write or call the Intermediate Income Fund at 800-KEY-FUND (800-539-3863).

Variability,  as shown by  year-to-year  total return (%):


                            INTERMEDIATE INCOME FUND

                                                                     YEAR ENDED,             YEAR ENDED           DEC. 10, 1993 TO
                                                                    OCT. 31, 1996          OCT. 31, 1995            OCT. 31, 1994
                                                                    -------------          -------------          ----------------
NET ASSET VALUE, BEGINNING OF PERIOD                                    $9.69                 $9.25                    $10.00
----------------------------------------------------------------------------------------------------------------------------------
Investment Activities
      Net investment income                                              0.56                  0.60                      0.52
      Net realized and unrealized gains (losses) on investments         (0.13)                 0.44                     (0.76)
----------------------------------------------------------------------------------------------------------------------------------
            Total from Investment Activities                             0.43                  1.04                     (0.24)
----------------------------------------------------------------------------------------------------------------------------------
Distributions
      Net investment income                                             (0.56)                (0.60)                    (0.51)
      In excess of net investment income                                -----                 -----                     -----
      Tax return of capital                                             -----                 -----                     -----
----------------------------------------------------------------------------------------------------------------------------------
            Total Distributions                                         (0.56)                (0.60)                    (0.51)
                                                                        ======
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                          $9.56                 $9.69                     $9.25
Total Return (excludes sales charge)                                    4.56%                 11.65%                    (2.48%)(b)
Net Assets, End of Period (000)                                         $272,087              $163,281                  $112,923
RATIOS/SUPPLEMENTAL DATA:
Ratio of expenses to average net assets                                  0.94%                 0.82%                     0.79%(c)
Ratio of net investment income to average net assets                     5.81%                 6.32%                     6.23%(c)
Ratio of expenses to average net assets(d)                               1.11%                 1.06%                     1.25%(c)
Ratio of net investment income to average net assets(d)                  5.64%                 6.08%                     5.77%(c)
Portfolio turnover                                                        164%                   98%                     55%

(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

                          INVESTMENT QUALITY BOND FUND

(1)INVESTMENT OBJECTIVE: The Investment Quality Bond Fund seeks to provide a high level of income.

(1)INVESTMENT POLICIES AND STRATEGY: The Investment Quality Bond Fund pursues its investment objective by investing primarily in investment-grade bonds issued by corporations and the U.S. Government and its agencies or instrumentalities. ****"Investment grade" obligations are rated within the top four rating categories by an NRSRO.****

Normally, the Investment Quality Bond Fund invests at least 65% of its total assets in the following securities:
o Investment grade corporate securities, including asset-backed securities and convertible and exchangeable debt securities
o  Mortgage-related securities issued by non-governmental entities
o Obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities
o  Government mortgage-backed securities

Important Characteristics of the Investment Quality Bond Fund's Investments:
o Quality: All instruments will be rated, at the time of purchase, within the four highest rating categories by S&P, Fitch, Moody's, or another NRSRO, or, if unrated, be of comparable quality. For more information on ratings, see the Appendix to the SAI.
o Maturity: The dollar-weighted effective average maturity of the Investment Quality Bond Fund will range from 5 to 15 years. Individual assets held by the Investment Quality Bond Fund may vary from the average maturity of the Investment Quality Bond Fund. Under certain market conditions, the Portfolio Manager may go outside these boundaries.

Up to 20% of the Investment Quality Bond Fund's total assets may be invested in preferred stocks, short-term notes, commercial paper, short-term obligations of domestic and foreign branches of U.S. banks, and separately traded interest and principal component parts by U.S. Treasury obligations.

(2)The Investment Quality Bond Fund also is permitted to invest in international bonds, foreign securities, futures contracts and options related to these securities. These investments tend to be riskier than some of the other investments of the Investment Quality Bond Fund. The Investment Quality Bond Fund is subject to the risks common to mutual funds that invest in debt securities: interest rate risk, credit risk, reinvestment risk, and inflation risk. PLEASE READ "RISK FACTORS" CAREFULLY BEFORE INVESTING.

PORTFOLIO MANAGEMENT: Richard T. Heine is the Portfolio Manager of the Investment Quality Bond Fund, a position he has held since its inception in 1993. A Vice President and Portfolio Manager with Society Asset Management, Inc., he has been in the investment advisory business since 1977.


                                (3)FUND EXPENSES

This section will help you understand the costs and expenses you would pay, directly or indirectly, if you invested in the Investment Quality Bond Fund.

SHAREHOLDER TRANSACTION EXPENSES*                      CLASS A SHARES
                                                       --------------

     Maximum Sales Charge Imposed on Purchases
        (as a percentage of offering price)                 4.75%
     Maximum Sales Charge Imposed on Reinvested
        Dividends                                            None
     Deferred Sales Charge                                   None
     Redemption Fees                                         None
     Exchange Fees                                           None

*You may be charged additional fees if you purchase, exchange, or redeem shares through a broker or agent.

These examples illustrate the estimated operating expenses that you will incur as a shareholder of the Investment Quality Bond Fund. THESE EXPENSES ARE CHARGED DIRECTLY TO THE INVESTMENT QUALITY BOND FUND. Expenses include management fees as well as the costs of maintaining accounts, administering the Investment Quality Bond Fund, providing shareholder services, and other activities. The expenses shown are estimated based on historical or projected expenses of the Investment Quality Bond Fund.

ANNUAL FUND OPERATING EXPENSES (AFTER EXPENSE WAIVERS AND REIMBURSEMENTS) (as a percentage of average daily net assets)
                                                         CLASS A SHARES
                                                         --------------
     Management Fees                                          .62%
     Other Expenses                                           .38%
                                                               ---
     Total Fund Operating Expenses(1)(2)                     1.00%
                                                              ====

(1) These fees have been voluntarily reduced. Without this waiver, the Management Fee would be .75% and Total Fund Operating Expenses as a percentage of average daily net assets would be 1.13%.

(2) These amounts include an estimate of the shareholder servicing fees the Investment Quality Bond Fund expects to pay (see "Organization and Management of the Fund -- Shareholder Servicing Plan.")

The following example is designed to help you understand the various costs you will bear, directly or indirectly, as an investor in the Investment Quality Bond Fund.

EXAMPLE:  You would pay the following expenses on a $1,000 investment,  assuming
(1) a 5% annual return and (2) full redemption at the end of each time period.

                     1 Year          3 Years          5 Years          10 Years
                     ------          -------          -------          --------
Class A Shares        $57              $76              $98              $159

THIS EXAMPLE IS ONLY AN ILLUSTRATION. ACTUAL EXPENSES AND RETURNS WILL VARY.

                             (4)FINANCIAL HIGHLIGHTS

****The Financial Highlights describe the Investment Quality Bond Fund's returns and operating expenses over time. The following table shows the results of an investment in one share of the Investment Quality Bond Fund for each share of the Investment Quality Bond Fund for each of the periods indicated.****

The financial highlights were audited by Coopers & Lybrand L.L.P. This information should be read in conjunction with the Investment Quality Bond Fund's most recent Annual Report to shareholders, which is incorporated by reference into the SAI. If you would like a copy of the Annual Report, write or call the Investment Quality Bond Fund at 800-KEY-FUND (800-539-3863).

Variability, as shown by year-to-year total return (%): (Insert performance chart showing "Total Return" in table below.)

                          INVESTMENT QUALITY BOND FUND

                                                                        YEAR                   YEAR                 DECEMBER 10,
                                                                        ENDED                  ENDED                 1993 TO
                                                                     OCTOBER 31,            OCTOBER 31,             OCTOBER 31,
                                                                        1996                  1995(d)                1994(a)
                                                                        -----                 -------                -------
NET ASSET VALUE, BEGINNING OF PERIOD                                    $9.76                  $9.10                 $10.00
----------------------------------------------------------------------------------------------------------------------------
Investment Activities
      Net investment income                                              0.57                   0.62                   0.53
      Net realized and unrealized gains (losses)
        on investments                                                 (0.13)                   0.67                 (0.92)
----------------------------------------------------------------------------------------------------------------------------
            Total from Investment Activities                             0.44                   1.29                 (0.39)
----------------------------------------------------------------------------------------------------------------------------
Distributions
      Net investment income                                            (0.56)                 (0.62)                 (0.51)
      In excess of net investment income                                -----                 (0.01)                  -----
----------------------------------------------------------------------------------------------------------------------------
      Tax Return of capital                                            (0.01)                  -----                  -----
----------------------------------------------------------------------------------------------------------------------------
            Total Distributions                                        (0.57)                 (0.63)                 (0.51)
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                          $9.63                  $9.76                  $9.10
----------------------------------------------------------------------------------------------------------------------------
Total Return (excludes sales charge)                                    4.65%                 14.63%             (3.92%)(b)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000)                                      $150,807               $125,248                $94,685
Ratio of expenses to average net assets                                 1.01%                  0.88%               0.79%(c)
Ratio of net investment income to average net assets                    5.99%                  6.59%               6.33%(c)
Ratio of expenses to average net assets(e)                              1.14%                  1.10%               1.25%(c)
Ratio of net investment income to average net assets(e)                 5.86%                  6.37%               5.87%(c)
PORTFOLIO TURNOVER                                                       182%                   160%                    90%

(a) Period from commencement of operations.
(b) Not Annualized.
(c) Annualized.
(d) Effective June 5, 1995, the Victory Corporate Bond Portfolio merged into the Investment Quality Bond Fund. Financial highlights for the periods prior to June 5, 1995 represent the Investment Quality Bond Fund.
(e) During the period,certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

                            LIMITED TERM INCOME FUND

INVESTMENT OBJECTIVE: The Limited Term Income Fund seeks to provide income consistent with limited fluctuation of principal.

INVESTMENT POLICIES AND STRATEGY: The Limited Term Income Fund pursues its investment objective by investing in a portfolio of high grade, fixed income securities with a dollar-weighted average maturity of one to five years, based on remaining maturities.

o Investment-grade corporate securities, including asset-backed securities and convertible and exchangeable debt securities
o  Mortgage-related securities issued by non-governmental entities

Under normal conditions, the Limited Term Income Fund invests primarily in
o Obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities
o  Commercial Papers
o  Government mortgage-backed securities

Important characteristics of the Limited Term Income Fund's investments:
o Quality: The Limited Term Income Fund will only invest in high-grade debt securities rated in one of the top three rating category by S&P, Fitch, Moody's, or another NRSRO, or if unrated, of comparable quality. For more information on ratings, see the Appendix to the SAI.
o Maturity: The dollar-weighted effective maturity of the Limited Term Income Fund will generally range from 1 o 5 years. Under certain market conditions, the Portfolio Manager may go outside these boundaries.

(2)The Limited Term Income Fund is permitted also to invest in international bonds, foreign securities, futures contracts separate traded interest and principal component parts of U.S. Treasury obligations. Some of the securities in which the Limited Term Income Fund Invests may have warrants or options attached. These investments tend to be riskier than some of the other investments of the Limited Term Income Fund. The Limited Term Income Fund is subject to the risks common to mutual funds that invest in debt securities: interest rate risk, credit risk, reinvestment risk, and inflation risk. PLEASE READ "RISK FACTORS" CAREFULLY BEFORE INVESTING.

PORTFOLIO  MANAGEMENT:  Robert H.  Fernald is the  Limited  Term  Income  Fund's
Portfolio Manager, a position he has held since January, 1995. A Senior Portfolio Manager and Director of Society Asset Management, Inc., he has been working in the fixed income markets for over 20 years.


                                (3)FUND EXPENSES

This section will help you understand the costs and expense you would pay, directly or indirectly, if you invested in the Limited Term Income Fund.

SHAREHOLDER TRANSACTION EXPENSE*                         CLASS A SHARES
                                                         --------------

     Maximum Sales Charge Imposed on Purchases
      (as a percentage of offering price)                     2.00%
     Deferred Sales Charge                                     None
     Redemption Fees                                           None
     Exchange Fees                                             None

*You may be charged additional fees if you purchase, exchange, or redeem shares through a broker or agent.

These examples illustrate the estimated operating expenses that you will incur as a shareholder of the Limited Term Income Fund. THESE EXPENSES ARE CHARGED DIRECTLY TO THE LIMITED TERM INCOME FUND. Expenses include management fees as well as the costs of maintaining accounts, administering the Limited Term Income Fund, providing shareholder services, and other activities. The expenses shown are estimated based on historical or projected expenses of the Limited Term Income Fund.

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average daily net assets)               CLASS A SHARES
                                                            --------------
Management Fees                                                  .50%
Other Expenses(1)                                                .36%
                                                                -----
Total Fund Operating Expense                                    0.86%
                                                                =====

(1) Other Expenses include an estimate of the shareholder servicing fees the Limited Term Income Fund expects to pay. (See "Organization and Management of the Funds --Shareholder Servicing Plan.")

The following example is designed to help you understand the various costs you will bear, directly or indirectly, as an investor in the Limited Term Income Fund.

EXAMPLE:  You would pay the following expenses on a $1,000 investment,  assuming
(1) a 5% annual return and (2) full redemption at the end of each time period.

                      1 Year           3 Years          5 Years         10 Years
                      ------           -------          -------         --------
Class A Shares         $29               $47              $67             $124


THIS EXAMPLE IS ONLY AN ILLUSTRATION. ACTUAL EXPENSES AND RETURNS WILL VARY.

                            (4)FINANCIAL HIGHLIGHTS

****The Financial Highlights describe the Limited Term Income Fund's returns and operating expenses over time. The following table shows the results of an investment in one share of the Limited Term Income Fund for each of the periods indicated.****

The financial highlights were audited by Coopers & Lybrand L.L.P. This information should be read in conjunction with the Fund's most recent Annual Report to shareholders, which is incorporated by reference into the SAI. If you would like a copy of the Annual Report, write or call the Limited Term Income Fund at 800-KEY-FUND (800-539-3863).

Variability, as shown by year-to-year total return (%): (Insert performance chart showing "Total Return" in table below.)

                            LIMITED TERM INCOME FUND

                                                                                                                        OCTOBER 20,
                                                                                                                         1989 TO
                                                                                    YEARS ENDED OCTOBER 31,             OCTOBER 31,
                                                         1996       1995     1994     1993     1992     1991      1990     1989
                                                         ----     -------    ----     ----     ----     ----      ----    -------
NET ASSET VALUE, BEGINNING OF PERIOD                     $10.15    $9.88    $10.53   $10.45    $10.33   $10.02   $10.04   $10.00
--------------------------------------------------------------------------------------------------------------------------------
Investment Activities
      Net investment income                                0.63     0.57      0.54     0.57      0.64     0.73     0.76    0.02
      Net realized and unrealized gains
      (losses) from investments                           (0.14)    0.27     (0.61)    0.08      0.13     0.31    (0.01)   0.02
--------------------------------------------------------------------------------------------------------------------------------
            Total from Investment Activities               0.49     0.84     (0.07)    0.65      0.77     1.04     0.75    0.04
--------------------------------------------------------------------------------------------------------------------------------
Distributions
      Net investment income                               (0.62)   (0.57)    (0.54)   (0.57)    (0.64)   (0.73)   (0.77)  -----
      In excess of net investment income                  (0.01)   -----     -----    -----     -----   -----     -----   -----
        Net realized gains                               -----     -----     (0.04)  -----      (0.01)
                                                         -----     -----     ------  -----      ------
            Total Distributions                           (0.63)   (0.57)    (0.58)   (0.57)    (0.65)   (0.73)   (0.77)  -----
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                           $10.01   $10.15     $9.88   $10.53    $10.45   $10.33   $10.02   $10.04
================================================================================================================================
Total Return (excludes sales charge)                       4.94%    8.77%    (0.66%)   6.39%     7.77%   10.82%    7.75% 0.40%(c)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000)                         $90,019   $172,002 $79,150   $81,771  $55,565  $43,763   $31,303  $29,834
Ratio of expenses to average net assets                    0.86%    0.78%     0.79%    0.77%     0.78%    0.80%    0.82% 0.64%(b)
Ratio of net investment income to average net assets       5.90%    5.77%     5.29%    5.49%     6.18%    7.20%    7.63% 7.56%(b)
Ratio of expenses to average net assets(e)                 0.89%    0.79%     0.97%    0.78%
Ratio of net investment income to average net assets(e)    5.87%    5.76%     5.10%    5.48%
Portfolio turnover                                          221%       97%      41%      50%      15%      10%

(a) Period from commencement of operations.
(b) Annualized.
(c) Not Annualized.
(d) Effective June 5, 1995, the Victory Short-Term Government Income Portfolio merged into the Limited Term Income Fund. Financial highlights for the periods prior to June 5, 1995 represent the Limited Term Income Fund.
(e) During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

                                 (1)RISK FACTORS

This prospectus describes some of the risks that you may assume as an investor in the Funds. By matching your investment objective with a comfortable level of risk, you can create your own customized investment plan. Some limitations on the Funds' investments are described in the section that follows. As with any mutual fund, there is no guarantee that a Fund will earn income or show a positive total return over time. A Fund's price, yield, and total return will fluctuate. You may lose money if a Fund's investments do not perform well. ****It is important to keep in mind one basic principle of investing: the greater the risk, the greater the potential reward. The reverse also is generally true: the lower the risk, the lower the potential reward.****

The following risks are common to ALL MUTUAL FUNDS:
o MARKET RISK is the risk that the market value of a security will fluctuate, depending on the supply and demand for that type of security. As a result of this fluctuation, a security may be worth more or less than the price a Fund originally paid for it, or less than the security was worth at an earlier time. Market risk may affect a single issuer, an industry, a sector of the economy, or the entire market and is common to all investments.
o MANAGER RISK is the chance that a Fund's Portfolio Manager may use a strategy that does not produce the intended result.
o LIQUIDITY RISK is the risk that a Fund may be unable to find a buyer for a particular security.

The following risks are common to mutual funds that invest in DEBT SECURITIES:
o INTEREST RATE RISK. The value of a debt security typically changes in the opposite direction from a change in interest rates. Therefore, when interest rates go up, the value of a fixed-rate security typically goes down. When interest rates go down, the value of these securities typically goes up. Generally, the market values of securities with longer maturities are more sensitive to changes in interest rates.
o INFLATION RISK is the risk that inflation will erode the purchasing power of the cash flows generated by debt securities held by a Fund. Fixed-rate debt securities are more susceptible to this risk than floating-rate debt securities.
o REINVESTMENT RISK is the risk that when interest income is reinvested, interest rates will have declined so that income must be reinvested at a lower interest rate. Generally, interest rate risk and reinvestment risk have offsetting effects.
o CREDIT RISK (OR DEFAULT RISK) is the risk that an issuer of a debt security will be unable to make timely payments of interest or principal. Although the Funds generally invest in only high-quality securities, the interest or principal payments may not be insured or guaranteed on all securities.

The following risks are common to mutual funds that invest in MORTGAGE-RELATED
   SECURITIES:
o PREPAYMENT RISK. Prepayments of principal of mortgage-related securities affect the average life of a pool of mortgage-related securities. Mortgage prepayments are affected by the level of interest rates and other factors. In periods of rising interest rates, the prepayment rate tends to decrease, lengthening the average life of a pool of mortgage-related securities. In periods of falling interest rates, the prepayment rate tends to increase, shortening the average life of a pool of mortgage-related securities. Prepayment risk is the risk that, because prepayments generally occur when interest rates are falling, a Fund may have to reinvest the proceeds of prepayments at lower interest rates than those of its previous investments.
o EXTENSION RISK is the risk that anticipated prepayments may not occur typically because of a rise in interest rates.

                            (1)INVESTMENT LIMITATIONS

****The SEC and IRS have certain restrictions with which all mutual funds must comply. The Funds monitor these limitations on an ongoing basis.****

To help reduce risk, the Funds have adopted limitations on some investment policies. These limits involve a Fund's ability to borrow money and the amount it can invest in various types of securities including illiquid securities. Certain limitations can be changed only with the approval of shareholders. Victory's Board of Trustees can change other investment limitations without shareholder approval. See "Other Securities and Investment Practices" and the SAI for more information.

Each Fund limits to 25% of total assets the amount it may invest in any single industry (other than U.S. Government obligations and U.S. banks). Each Fund limits its borrowing to 33-1/3% of total assets. Borrowing would be in the form of selling a security and then repurchasing that security later at a higher price.

Each Fund is "diversified" according to certain federal securities provisions regarding the diversification of its assets. Generally, under those provisions, at least 75% of a Fund's total assets must be invested so that no more than 5% of the Fund's total assets are invested in the securities of any one issuer. Each Fund also intends to comply with certain federal tax requirements regarding the diversification of its assets, which generally are less restrictive than the securities provisions. These diversification provisions and requirements are discussed in the SAI.

                             INVESTMENT PERFORMANCE

****Past performance does not guarantee future results. You may obtain the current 30-day yield by calling 800-KEY-FUND. Our Shareholder Servicing representatives are available from 8:00 a.m. to 7:00 p.m. Eastern Time Monday through Friday.****

Victory may advertise the performance of a Fund by comparing it to other mutual funds with similar objectives and policies. Performance information may also appear in various publications. Any fees charged by Investment Professionals may not be reflected in these performance calculations. Performance information is contained in the annual and semi-annual reports. You may obtain a copy free of charge by calling 800-KEY-FUND.

The "30-day yield" is an "annualized" figure--the amount you would earn if you stayed in a Fund for a year and the Fund continued to have the same yield throughout that year. To calculate 30-day yield, a Fund's net investment income per share for the most recent 30 days is divided by the maximum offering price per share for Class A shares.

To calculate "total return," a Fund starts with the total number of shares that you could buy for $1,000 at the beginning of the period. Then all the additional shares that you would have purchased within the period are added with reinvested dividends and distributions (this takes into account the Fund's income, if any). The total number of shares is multiplied by the net asset value on the last day of the period and the result is divided by the initial $1,000 investment to determine the percentage gain or loss. For periods of more than one year, the cumulative total return is adjusted to get an average annual total return.

o  Yield is a measure of dividend income.
o Average annual total return (or "annualized total return") is a measure of past dividend income plus capital appreciation. It is the sum of all parts of your investment return.

Whenever you see information on a Fund's performance, do not consider the past performance to be an indication of the performance you could expect by making an investment in the Fund today. The past is an imperfect guide to the future. History does not always repeat itself.

                                   SHARE PRICE

The net asset value (the "NAV") for each Fund is calculated each business day (normally at 4:00 p.m. Eastern time, also known as the "Valuation Time"). Shares are purchased at the next share price calculated after your order is received and accepted. A business day is a day on which the New York Stock Exchange is open for trading or any day in which enough trading has occurred in the securities held by a Fund to materially affect the NAV. If your account is established with an Investment Professional or a bank, you may not be able to purchase or sell shares on other holidays when the Federal Reserve Bank of Cleveland is closed.

The NAV is calculated by adding up the total value of a Fund's investments and other assets, subtracting its liabilities, and then dividing that figure by the number of outstanding shares of the Fund:

                           Total Assets - Liabilities
             NAV = ------------------------------------------------
                          Number of Shares Outstanding

****The daily NAV is useful to you as a shareholder because the NAV, multiplied by the number of Fund shares you own, gives you the dollar amount and value of your investment.****

Each Fund's net asset value can be found daily in The Wall Street Journal and other local newspapers.

                       DIVIDENDS, DISTRIBUTIONS, AND TAXES

As a shareholder, you are entitled to your share of net income and capital gains on a Fund's investments. The Funds pass their earnings along to investors in the form of distributions. Dividend distributions are the net interest earned on investments. If a Fund makes a capital gain distribution, it usually occurs in December. As with any investment, you should consider the tax consequences of an investment in a Fund.

Ordinarily, income earned on securities owned by a Fund accrues daily and is paid monthly on or around the first business day of the next month. Any added capital gains realized by a Fund are paid as dividends at least annually. Shareholders who receive a dividend check for less than $10.00 will have future dividends reinvested automatically into their accounts.

Distributions can be received in one of the following ways:
o REINVESTMENT OPTION: You can have distributions automatically reinvested in additional shares of a Fund. If you do not indicate another choice on your Account Application, you will be assigned this option automatically.
o CASH OPTION: You will be mailed a check no later than 7 days after the pay date.

o INCOME EARNED OPTION: Dividends can be automatically reinvested in the Fund in which you have invested and your capital gains can be paid in cash; or capital gains can be reinvested and dividends paid in cash. DIRECTED
o DIVIDENDS OPTION: You can have distributions automatically reinvested in shares of another fund of the Victory Group. The "Victory Group" includes other funds of The Victory Portfolios and Key Mutual Funds complex. If distributions from Class A shares are reinvested in Class A shares of another fund, you will not pay a sales charge on the reinvested distributions.
o DIRECTED BANK ACCOUNT OPTION: In most cases, distributions can be automatically transferred to your bank checking or savings account. Under normal circumstances, dividends will be transferred within 7 days of the dividend payment date. The bank account must have a registration identical to that of your Fund account.

****Your choice of distribution should be set up on the original Account Application. If you would like to change the option you presently use, please call the Transfer Agent at 800-KEY-FUND.****

****BUYING A DIVIDEND: You should check a Fund's distribution schedule before you invest. If you buy shares of a fund shortly before it makes a distribution, some of your investment may come back to you as a taxable distribution.****

IMPORTANT INFORMATION ABOUT TAXES: Each Fund intends to qualify as a regulated investment company, in which case it will pay no federal income tax on the earnings it distributes to its shareholders.

o Dividends from the Fund's long-term capital gain are taxable as capital gain; dividends from other sources are generally taxable as ordinary income.
o Dividends are treated in the same manner for federal income tax purposes whether you receive them in cash or in additional shares. They may also be subject to state and local taxes.
o Dividends from the Funds that are attributable to interest on certain U.S. Government obligations will be exempt from certain state and local income taxes. The extent to which ordinary dividends are attributable to U.S. Government obligations will be shown on the tax statements you receive from a Fund.
o Certain dividends paid to you in January will be taxable as if they had been paid to you the previous December.
o You will receive tax statements from a Fund every January showing the amounts and tax status of distributions made to you.
o Because your tax treatment depends on your purchase price and tax position, you should keep your regular account statements for use in determining your tax.
o You should review the more detailed discussion of federal income tax considerations in the SAI.

****THE TAX INFORMATION IN THIS PROSPECTUS IS PROVIDED AS GENERAL INFORMATION. YOU SHOULD CONSULT YOUR OWN TAX ADVISER ABOUT THE TAX CONSEQUENCES OF AN INVESTMENT IN THE FUND.****

                             INVESTING WITH VICTORY

If you are looking for a convenient way to open an account for yourself or a minor child, or to add money to an existing account, Victory can help. The sections that follow will serve as a guide to your investments with Victory. The following sections will describe how to access information on your account, how to open an account, and how to purchase, exchange, and redeem shares of a Fund. We want to make it simple for you to do business with us. If you have questions about any of this information, please call one of our customer service representatives at 800-KEY-FUND. They will be happy to assist you.

The Funds in this prospectus offer only Class A shares. Class A shares have a front-end sales charge of 2.00% to 4.75%, depending upon which Fund you invest in. Please look at the "Fund Expenses" section of the Fund in which you are investing to find the sales charge. ****For historical expense information, see the "Financial Highlights" in the Fund overviews earlier in this prospectus.****

CALCULATION OF SALES CHARGES: Class A shares are sold at their public offering price, which includes the initial sales charge. The sales charge as a percentage of your investment decreases as your investment amount increases. The current sales charge rates and commissions paid to Investment Professionals are as follows:

-------------------------------------- -------------------- ---------------------- --------------------
  YOUR INVESTMENT IN THE GOVERNMENT      SALES CHARGE AS       SALES CHARGE AS            DEALER
  MORTGAGE FUND, INTERMEDIATE INCOME     A % OF OFFERING         A % OF YOUR            REALLOWANCE
  FUND, OR INVESTMENT QUALITY BOND             PRICE             INVESTMENT            AS A % OF THE
  FUND SALES CHARGE                                                                   OFFERING PRICE
-------------------------------------- -------------------- ---------------------- ---------------------
Up to $50,000                                 4.75%                 4.99%                  4.00%

$50,000 up to $100,000                        4.50%                 4.71%                  4.00%

$100,000 up to $250,000                       3.50%                 3.63%                  3.00%

$250,000 up to $500,000                       2.25%                 2.30%                  2.00%

$500,000 up to $1,000,000                     1.75%                 1.78%                  1.50%

$1,000,000 and above                          0.00%                 0.00%                    *

     YOUR INVESTMENT IN THE FUND           SALES CHARGE          SALES CHARGE               DEALER
      FOR INCOME OR THE LIMITED               AS A %            AS A % OF YOUR           REALLOWANCE
           TERM INCOME FUND               OFFERING PRICE          INVESTMENT            AS A % OF THE
                                                                                       OFFERING PRICE
-------------------------------------- -------------------- ---------------------- ---------------------
Up to $50,000                                 2.00%                  2.04%                 1.50%

$50,000 up to $100,000                        1.75%                  1.78%                 1.25%

$100,000 up to $250,000                       1.50%                  1.52%                 1.00%

$250,000 up to $500,000                       1.25%                  1.27%                 0.75%

$500,000 up to $1,000,000                     1.00%                  1.01%                 0.50%

$1,000,000 and above                          0.00%                  0.00%                   *

     *There is no initial sales charge on purchases of $1 million or more. However, a CDSC of up to 1.00% of the purchase price will be charged if shares are redeemed in the first year after purchase, or at .50% within two years of the purchase. This charge will be based on either the cost of the shares or current net asset value, whichever is lower. There will be no CDSC on reinvested distributions. Investment Professionals may be paid at a rate of up to 1.00% of the purchase price.

The Distributor reserves the right to reallow the entire commission to dealers. If that occurs, the dealer may be considered an "underwriter" under Federal securities laws.

****There are several ways you can combine multiple purchases in the Victory Funds and take advantage of reduced sales charges.****

SALES CHARGE REDUCTIONS AND WAIVERS FOR CLASS A SHARES: You may qualify for reduced sales charges in the following cases:

1. A Letter of Intent lets you purchase Class A shares of a fund over a 13-month period and receive the same sales charge as if all shares had been purchased at one time. You must start with a minimum initial investment of 5% of the total amount.
2. Rights of Accumulation allow you to add the value of any Class A shares you already own to the amount of your next Class A investment for purposes of calculating the sales charge at the time of purchase.
3. You can combine Class A shares of multiple Funds (excluding the Money Market Funds) for purposes of calculating the sales charge. The combination privilege also allows you to combine total investments from the accounts of members of your immediate family for a reduced sales charge.
4.   Waivers for certain investors:

     a) Current and retired Fund Trustees, employees, directors, trustees, and family members of KeyCorp or "Affiliated Providers"* and dealers who have an agreement with the Distributor and any trade organization to which the Advisers or the Administrator belong.
     b) Investors who purchase shares for non-discretionary trust or other advisory accounts established with KeyCorp or its affiliates.
     c) Investors who reinvest a distribution from a deferred compensation plan, agency, trust, or custody account that was maintained by the Victory Group or invested in a fund of the Victory Group.
     d) Investors who reinvest shares from another mutual fund complex or the Victory Group within 90 days after redemption, if they paid a sales charge for those shares.
     e) Investment Professionals in place of Financial Representatives using funds shares in fee-based investment products under agreement with the Victory Group, and selling brokers and their sales representatives.

Affiliated Providers are affiliates and subsidiaries of KeyCorp, and any organizations that provide services to Victory and Key Mutual Funds (the "Victory Group").

                             HOW TO PURCHASE SHARES

Class A Shares can be purchased in a number of different ways. ****All you need to do to get started is to fill out an application. ****You can send in your investment by check, wire transfer, exchange from another Victory Fund, or through arrangements with your Investment Professional. An Investment Professional is a salesperson, financial planner, investment adviser, or trust officer who provides you with investment information. Sometimes they will charge you for these services. Their fee will be in addition to, and unrelated to, the fees and expenses charged by the Funds.

MAKE YOUR CHECK PAYABLE TO:
The Victory Funds

Keep the following addresses handy for purchases, exchanges, or redemptions:

REGULAR U.S. MAIL ADDRESS:
Send completed Account Applications with your check, bank draft, or money order to:

            The Victory Funds
            P. O. Box 8527
            Boston, MA  02266-8527

OVERNIGHT MAIL ADDRESS:
Use this address ONLY for overnight packages:

            The Victory Funds
            c/o Boston Financial Data Services
            Two Heritage Drive
            Quincy, MA  02171
            PHONE:  800-KEY-FUND

WIRE ADDRESS:
The Transfer Agent does not charge a wire fee, but your originating bank may charge a fee. Always call the Transfer Agent at 800-KEY-FUND. BEFORE wiring funds to obtain a control number.

            State Street Bank and Trust Co.
            ABA #011000028
            For Credit to DDA Account #9905-201-1
            For Further Credit to Account # (insert account number, name and control number assigned by the Transfer Agent)

ACH. After your account is set up, your purchase amount can be transferred by Automated Clearing House (ACH). Only domestic member banks may be used. It takes about 15 days to set up an ACH account. A fee is not currently being charged for ACH transfers; however, the Funds may charge a fee at some future dates. Notification would be sent out prior to implementing a fee.

TELEPHONE NUMBER:
            800-KEY-FUND
            800-539-3863

STATEMENTS AND REPORTS. You will receive a periodic statement reflecting any transactions that affect the balance or registration of your account. You will receive a confirmation after any purchase, exchange, or redemption. If your account has been set up by an Investment Professional, account activity will be detailed in their statements to you. Share certificates are not issued. Twice a year, you will receive the financial reports of the Funds. By January 31 of each year, you will receive an IRS Form reporting account activity for the previous year which will also be filed with the IRS.

SYSTEMATIC INVESTMENT PLAN. To enroll in the Systematic Investment Plan, you should check this box on the Account Application. We will need your bank information and the amount and frequency of your investment. You can select monthly, quarterly, semi-annual, or annual investments. You should attach a voided personal check so the proper information can be obtained. You must first meet the minimum investment requirement of $500, then we will make automatic withdrawals of the amount you indicate ($25 or more) from your bank account and invest it into shares of a Fund.

RETIREMENT PLANS. You can use the Funds as part of your retirement portfolio. Your investment professional can set up your new account under one of several tax sheltered plans. Please contact your investment professional for details regarding an IRA or other retirement plan that works best for your financial situation.

All purchases must be made in U.S. Dollars and drawn on U.S. banks. ****If you would like to make additional investments after your account is already established, use the Investment Stub attached to your confirmation statement and send it with your check to the address indicated.**** The Transfer Agent may reject any purchase order, in its sole discretion. If your check is returned for any reason, you will be charged for any resulting fees and/or losses. Third party checks will not be accepted. You may only invest or exchange into fund shares legally available in your state. If your account falls below $500, we may ask you to re-establish the minimum investment. If you do not do so within 60 days, we may close your account and send you the value of your account.

                             HOW TO EXCHANGE SHARES

An exchange is the selling of shares of one fund of the Victory Group to purchase shares of another. You may exchange shares of one Victory fund for shares of the same class of any other, generally without paying any additional sales charges. (See Item 3 below for the exception.) The "Victory Group" includes funds offered as a part of the Victory Funds and Key Mutual Funds complex. Key Mutual Funds is affiliated with KeyCorp.

You can exchange shares of the Fund by writing or calling the Transfer Agent at 800-KEY-FUND. When you exchange shares of the Fund, you should keep the following in mind:

1. Shares of the fund selected for exchange must be available for sale in your state of residence.
2. The Fund whose shares you want to exchange and the fund whose shares you want to buy must offer the exchange privilege.
3. Shares of a Fund may be exchanged at relative net asset value. This means that if you own Class A shares of a Fund, you can only exchange them for Class A shares of another fund. This means that if you exchange into a fund with a higher sales charge, you pay the percentage-point difference between that fund's sales charge and any sales charge you have previously paid in connection with the shares you are exchanging. If you exchange from the Fund for Income or the Limited Term Income Fund to purchase Class A shares of another fund in the Victory Group that has a 4.75% sales charge, you would pay the 2.75% difference in sales charge.
4. You must meet the minimum purchase requirements for the fund you purchase by exchange.
5. The registration and tax identification numbers of the two accounts must be identical.
6. You must hold the shares you buy when you establish your account for at least 7 days before you can exchange them; after the account is open 7 days, you can exchange shares on any business day.
7. Before exchanging, read the prospectus of the fund you wish to purchase by exchange.

****You can obtain a list of funds available for exchange by calling the Transfer Agent at 800-KEY-FUND.****


                              HOW TO REDEEM SHARES

****There are a number of convenient ways to redeem shares of the Funds. You can use the same mailing and wiring addresses listed for purchases. You will earn dividends up to and including the date your redemption request is processed.****

BY TELEPHONE. The easiest way to redeem shares is by calling 800-KEY-FUND. When you fill out your original application, be sure to check the box marked "Telephone Authorization." Then when you're ready to redeem, call us and tell us which one of the following options you would like to use:
o  Mail a check to the address of record;
o  Wire funds to a domestic financial institution;
o  Mail to a previously designated alternate address; or
o  Electronically transfer the funds via the Automated Clearing House (ACH).

All telephone calls are recorded for your protection and measures are taken to verify the identity of the caller. If we properly act on telephone instructions and follow reasonable procedures to ensure against unauthorized transactions, neither Victory now its servicing Agents, the Adviser, nor the Transfer Agent will be responsible for any losses. Should these procedures not be followed, the Transfer Agent may be liable to you for losses resulting from unauthorized instructions.

If there is an unusual amount of market activity and you cannot reach the Transfer Agent by telephone, consider placing your order by mail.

BY MAIL. Use the Regular U.S. Mail or Overnight Mail Address to redeem shares. Send us a letter of instruction indicating your Fund account number, amount of redemption, and where to send the proceeds. A signature guarantee is required for the following redemption requests:
o  Redemptions over $10,000;
o  Your account  registration has changed within the last 15 days;
o  The check is not being  mailed to the  address  on your  account;
o  The check is not being made payable to the owner of the account; or
o If the redemption proceeds are being transferred to another Victory Group account with a different registration.
A signature guarantee can be obtained from a financial institution such as a bank, broker-dealer, credit union, clearing agency, or savings association.

BY WIRE. If you want to redeem funds by wire, you must establish a Fund account which will accommodate wire transactions. If you call by 4:00 p.m. Eastern time, your funds will be wired on the next business day.

BY ACH. Normally, your redemption will be processed on the same day or the next day if received after 4:00 p.m. Eastern Time. It will be transferred by ACH as long as the transfer is to a domestic bank.

Under certain emergency circumstances, the right of redemption may be suspended. Redemption proceeds from the sale of shares purchased by a check may be held until the purchase check has cleared. If you request a complete redemption, any dividends accrued will be included with the redemption proceeds.

SYSTEMATIC WITHDRAWAL PLAN. If you check this box on the Account Application, we will send monthly, quarterly, semi-annual, or annual payments to the person you designate. The minimum withdrawal is $25, and you must have a balance of $5,000 or more. Once again, we will need a voided personal check to activate this feature. You should be aware that your account may eventually be depleted.
However, you cannot automatically close your account using the Systematic Withdrawal Plan. If your balance falls below $500, we may ask you to bring the account back to the minimum balance. If you decide not to increase your account to the minimum balance, your account may be closed and the proceeds mailed to you.

                     ORGANIZATION AND MANAGEMENT OF THE FUND

****We want you to know who plays what role in your investment and how they are related. This section discusses the organizations employed by the Funds to service the shareholders. They are paid a fee for their services.****

ABOUT VICTORY:
Each Fund is a member of the Victory Funds, a family of 26 distinct investment portfolios. Victory has been operating continuously since 1983, and was organized as a Delaware business trust on February 29, 1996.

The Board of Trustees of Victory has the overall responsibility for the management of the Funds. They are elected by the shareholders.

****The Funds are supervised by the Board of Trustees, who monitors the services provided to investors.****

THE INVESTMENT ADVISERS:
One of the Funds' most important contracts is its Advisory Agreement with Key Asset Management Inc. One of the Fund's most important contracts is with its investment adviser, Key Asset Management Inc. (KAM or the Adviser), a New York corporation registered as an investment adviser with the SEC. KAM is a subsidiary of KeyBank National Association, a wholly-owned subsidiary of KeyCorp. Effective February 28, 1997, KAM became the surviving corporation of the reorganization of four indirect investment adviser subsidiaries of KeyCorp. Affiliates of the Adviser manage approximately $50 billion for a limited number of institutional clients.

The Advisory Agreement allows the Adviser to hire employees of its affiliates as sub-advisers to the Funds. It also allows KAM to choose brokers or dealers to handle the purchases and sales of a Fund's securities. Prior to February 28, 1997, KeyCorp Mutual Fund Advisers, Inc. was the adviser and Society Asset Management, Inc. (formerly the adviser) was the sub-adviser to each of the Funds. During the fiscal year ended October 31, 1996, KeyCorp Mutual Fund Advisers, Inc. was paid an annual rate based on a percentage of the average daily net assets of each Fund in advisory fees as follows:

An advisory agreement authorizes Key Management to choose brokers or dealers to handle the purchases and sales of a Fund's securities. During the fiscal year ended October 31, 1996, the Adviser was paid an annual rate based on a percentage of the average daily net assets of each Fund in advisory fees as follows:

-------------------- -------------------- ---------------------- --------------------- -------------------- ----------------------
                                           Government Mortgage   Intermediate Income   Investment Quality    Limited Term Income
                       Fund for Income            Fund                   Fund               Bond Fund               Fund
-------------------- -------------------- ---------------------- --------------------- -------------------- ----------------------
Advisory Fees                .50%                    .50%                  .75%                  .75%                .50%
-------------------- -------------------- ---------------------- --------------------- -------------------- ----------------------


                             MANAGEMENT OF THE FUNDS

             --------------------------------------------------
             |                                                 |
             |                   TRUSTEES                      |
             |                                                 |
             |          Supervise each Fund's activities.      |
             |                                                 |
             --------------------------------------------------
                                    |
                                    |
             --------------------------------------------------
             |               INVESTMENT ADVISER                |
             |           Key Asset Management Inc.             |
             |               127 Public Square                 |
             |              Cleveland, OH 44114                |
             |                                                 |
             |           Manages each Fund's business          |
             |             and investment activities.          |
             ---------------------------------------------------

THE ADMINISTRATOR, DISTRIBUTOR, AND FUND ACCOUNTANT:
BISYS Fund Services is the Administrator and the Distributor. BISYS is paid a fee of .15% of each Fund's average daily net assets on a monthly basis as the Administrator, but does not charge a fee for its services as Distributor. BISYS Fund Services Ohio, Inc. receives a fee as the Fund Accountant.

The Distributor may provide cash or other compensation to dealers for selling shares of a Fund. Payments may be in the form of trips, tickets, and/or merchandise offered through sales contests. It does this at its own expense, and not at the expense of a Fund or its shareholders.

SHAREHOLDER SERVICING PLAN:
Victory has a Shareholder Servicing Plan for each class of shares of the Funds. The shareholder servicing agent performs a number of services for its customers who are shareholders of a Fund. It establishes and maintains accounts and records, processes dividend and distribution payments, arranges for bank wires, assists in transactions, and changes account information. For these services a Fund pays up to .25% of the average daily net assets of the share of the class. The Funds have agreements with various shareholder servicing agents, including the Distributor, the Custodian and its affiliates, other financial institutions, and securities brokers. Shareholder servicing agents may waive all or a portion of their fee periodically.

DISTRIBUTION PLAN:
Under Rule 12b-1 of the Investment Company Act of 1940, Victory has adopted a Distribution and Service Plan for the Funds. Class A Shares of the Funds currently do not pay direct expenses under this plan.

INDEPENDENT ACCOUNTANTS:
Coopers & Lybrand L.L.P. serves as independent account to the Funds.

LEGAL COUNSEL:
Kramer, Levin, Naftalis & Frankel serves as legal counsel to the Funds.

                                HOW THE FUNDS ARE
                                   ORGANIZED

                            _______________________
                            |                     |
         ___________________|    SHAREHOLDERS     |
         |                  |                     |
         |                  |_____________________|
         |                             |
         |                             |
         |                             |
         |                             |
         |       ______________________|_______________________
         |       |        FINANCIAL SERVICES FIRMS AND         |
         |       |       THEIR INVESTMENT PROFESSIONALS        |
         |       |                                             |
         |       |       Advise current and prospective        |
         |       |   shareholders on their fund investments.   |
         |       |_____________________________________________|
         |                             |
         |                             |
         |                             |
         |       ______________________________________________
         |       |                                             |
         |       |       TRANSFER AGENT/SERVICING AGENT        |
         |       |     State Street Bank and Trust Company     |
         |       |             225 Franklin Street             |
         |       |              Boston, MA 02110               |
         |       |                                             |
         |       |       Boston Financial Data Services        |
         |       |                                             |
         |_______|             Two Heritage Drive              |
                 |              Quincy, MA 02171               |
                 |                                             |
                 |  Handles services such as record-keeping,   |
                 |      statements, processing of buy and      |
                 |  sell requests, distribution of dividends,  |
                 |  and servicing of shareholder's accounts.   |
                 |_____________________________________________|
                                         |
                                         |
______________________________________   |  ____________________________________
|         ADMINISTRATOR,              |  |  |         CUSTODIAN                |
|        DISTRIBUTOR, AND             |  |  |                                  |
|         FUND ACCOUNTANT             |  |  | Key Trust Company of Ohio, N.A.  |
|   BISYS Fund Services, Inc. and     |  |  |    127 Public Square             |
|  BISYS Fund Services Ohio, Inc.     |  |  |                                  |
|         3435 Stelzer Road           |  |  |    Cleveland, OH 44114           |
|                                     |__|__|                                  |
|        Columbus, OH 43219           |     |                                  |
|                                     |     |                                  |
|Markets the Funds, distributes shares|     | Provides for safekeeping of the  |
| through investment professionals,   |     | Funds' investments and cash, and |
| and calculates the value of shares. |     |settles trades made by the Funds. |
|_____________________________________|     |__________________________________|

                             ADDITIONAL INFORMATION

****Some additional information you should know about the Funds.****

The Funds offer only the classes of shares described in this prospectus, but at some future date, the Funds may offer additional classes of shares through a separate prospectus.

YOUR RIGHTS AS A SHAREHOLDER. All shareholders have equal voting, liquidation, and other rights. As a shareholder of a Fund, you have rights and privileges similar to those enjoyed by other corporate shareholders. Delaware Trust law limits the liability of shareholders.

If any matters are to be voted on by shareholders (such as a change in a fundamental investment objective or the election of Trustees), each share outstanding at that point would be entitled to one vote. If you have a qualified trust account, the trustee will vote your shares on your behalf or in the same percentage voted on shares that are not held in trust. Shareholders with more than 10% of the outstanding shares of a Fund may call a special meeting for removal of a Trustee. Normally, Victory is not required to hold annual meetings of shareholders. However, shareholders may request one under certain circumstances, as described in the SAI.

CODE OF ETHICS. Victory and the Adviser have each adopted a Code of Ethics to which all investment personnel and all other access persons to the Funds must conform. Investment personnel must refrain from certain trading practices and are required to report certain personal investment activities. Violations of the Code of Ethics can result in penalties, suspension, or termination.

BANKING LAWS. Banking laws, including the Glass-Steagall Act, prevent a bank holding company or its affiliates from sponsoring, organizing or controlling a registered, open-end investment company. However, bank holding companies may act as investment adviser, transfer agent, custodian, or shareholder servicing agent. They may also purchase shares of such a company for their customers and pay third parties for performing these functions. Should these laws change in the future, the Trustees would consider selecting another qualified firm so that all services would continue.

SHAREHOLDER COMMUNICATIONS. You will receive unaudited Semi-Annual Reports and audited Annual Reports on a regular basis from each Fund. In addition, you may also receive updated prospectuses or supplements to this prospectus. In order to eliminate duplicate mailings to an address at which two or more shareholders with the same last name reside, the Funds will send only one copy of the above communications. ****If you would like to receive additional copies of any materials, please call the Funds at 800-KEY-FUND.****

The securities described in this prospectus and the SAI are not offered in any state in which they may not lawfully be sold. No salesman, dealer, or other person is authorized to give any information or make any representation other than those contained in this prospectus and the SAI.

                    OTHER SECURITIES AND INVESTMENT PRACTICES

The following table lists some of the types of securities each of the Funds may choose to purchase. The majority of the portfolio for each of the Funds is made up of mortgage-backed securities and corporate debt obligations. However, the Funds are also permitted to invest in the securities in the table below and in the SAI.

% Percentage of total assets.
# No limitation of usage; Fund may be using currently.
  Indicates a "derivative security," whose value is linked to, or derived from another security, instrument, or index.

-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                                       INVEST-MENT
                                                                      GOVERNMENT      INTERMEDIATE      QUALITY BOND   LIMITED TERM
LIST OF ALLOWABLE INVESTMENTS IN FUNDS              FUND FOR INCOME   MORTGAGE FUND    INCOME FUND          FUND       INCOME FUND
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES.  Securities
issued or guaranteed by the U.S. government,
its agencies or instrumentalities.  Some
are direct obligations of the U.S. Treasury;
others are obligations only of the U.S. agency.             #                #                #               #             #
-----------------------------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES. Investments
received by pools of mortgages.                             #                #                #               #             #
o   U.S. GOVERNMENT . Issued or
    guaranteed by agencies of the U.S.
    Government; i.e., GNMAs, FNMAs,
    SLMAs.
o   NON-U.S. GOVERNMENT. Secured by
    non-government entities.                                #                #               25%             25%           25%
-----------------------------------------------------------------------------------------------------------------------------------
CORPORATE DEBT OBLIGATIONS. Debt
instruments issued by public
corporations. They may be secured or
unsecured.                                                  #                --               #               #             #
-----------------------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS.
Debt obligations that are secured by
mortgage-backed certificates. Some are
issued by U.S. government agencies and
instrumentalities.                                          #                #                #               #             #
-----------------------------------------------------------------------------------------------------------------------------------
CONVERTIBLE OR EXCHANGEABLE CORPORATE
DEBT OBLIGATIONS. Debt instruments which
may be exchanged or converted to other
securities.                                                 #                #                #               #             #
-----------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER. Short-term obligations
issued by public corporations. The Funds
only use prime quality commercial paper.                    20%              20%              20%             20%           20%
-----------------------------------------------------------------------------------------------------------------------------------
WHEN-ISSUED AND DELAYED-DELIVERY
SECURITIES. A security that is purchased
for delivery at a later time. The market
value may change before the delivery
date.                                                       33-1/3%          33-1/3%          33-1/3%         33-1/3%       33-1/3%
-----------------------------------------------------------------------------------------------------------------------------------
ZERO COUPON BONDS. These securities are
purchased at a discount from the face
value. The face value is received at
maturity, with no interest payments
before then. These may be subject to
greater risks of price fluctuation.                         #                #                #               #             #
-----------------------------------------------------------------------------------------------------------------------------------
VARIABLE & FLOATING RATE SECURITIES.
Investment grade instruments, some of
which may be illiquid, with interest
rates that reset periodically.                              #                #                #               #             #
-----------------------------------------------------------------------------------------------------------------------------------
YANKEE SECURITIES. Debt instruments
issued by non-domestic issuers and
traded in domestic currency.                                #                #                #               #             #
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       INVEST-MENT
                                                                      GOVERNMENT      INTERMEDIATE      QUALITY BOND   LIMITED TERM
LIST OF ALLOWABLE INVESTMENTS IN FUNDS              FUND FOR INCOME   MORTGAGE FUND    INCOME FUND          FUND       INCOME FUND
-----------------------------------------------------------------------------------------------------------------------------------
FOREIGN SECURITIES. Debt securities of
foreign issuers including international
bonds denominated in foreign or domestic
currencies traded in the United States
and abroad.                                                 --               --              20%             20%              20%
-----------------------------------------------------------------------------------------------------------------------------------
FUTURES CONTRACTS AND OPTIONS. Contracts
involving the right or obligation to
deliver or receive assets or money
depending on the performance of one or
more assets or an economic index. To
reduce the effects of leverage, liquid assets
equal to the contract commitment are set aside
to cover the assets involved will
to cover the commitment limit; 5% or less in                5%              5%               5%               5%
margins or premiums; and 33-1/3% or less
of assets subject to futures and options.
The Funds may invest in futures and options
in an effort to hedge against Srisk.                --            33-1/3%          33-1/3%         33-1/3%          33-1/3%
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT COMPANY SECURITIES.
Shares of other mutual funds with
similar investment objectives. The
following limitations apply: (1) No
more than 5% of the Fund's total
assets may be invested in one
mutual fund, (2) a Fund may not own
more than 3% of the securities of
any one mutual fund, and (3) No                             5%               5%              5%               5%               5%
more than 10% of the Fund's total assets                    3%               3%              3%               3%               3%
in combined mutual fund holdings.                          10%              10%             10%              10%              10%
-----------------------------------------------------------------------------------------------------------------------------------
RECEIPTS. Separately traded interest or
principal components of U.S. Government
securities.                                                 --              20%              20%             20%              20%
-----------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS. An agreement to
purchase a security at a stated price
plus interest that must later be sold
back to the seller at the same price
plus interest. The seller's obligation
is secured by collateral.                                   10%            33-1/3%          33-1/3%         33-1/3%          33-1/3%
-----------------------------------------------------------------------------------------------------------------------------------
TAX, REVENUE AND BOND ANTICIPATION
NOTES. Issued in expectation of future
revenues. Only purchased when their
yields are competitive with taxable
obligations.                                                #                #                #               #                #
-----------------------------------------------------------------------------------------------------------------------------------
LOWER-RATED DEBT SECURITIES. Sometimes
called "Junk Bonds" these securities
have lower ratings by the NRSROs and are
of a speculative nature.                                    --               --               P               P                --
-----------------------------------------------------------------------------------------------------------------------------------
WARRANTS. The right to purchase an
equity security at a stated price for a
limited period of time.                                     #                #                #               #                #
-----------------------------------------------------------------------------------------------------------------------------------
DOLLAR WEIGHTED EFFECTIVE AVERAGE
MATURITY. Based on the value of a Fund's
investments in securities with different
maturity dates. Longer term debt
securities are more volatile because
their values change with interest rate
changes. Therefore, the NAV of the Fund
tends to fluctuate more when its dollar
weighted effective average maturity is
longer.                                                10 years        10 years      3 -10 years     5 - 15 years     1 - 5 years
-----------------------------------------------------------------------------------------------------------------------------------

For temporary defensive purposes the Funds may hold up to 100% of their total assets in cash or short-term obligations. For more information on ratings and detailed descriptions of each of the above investment vehicles, see the SAI.

                                THE VICTORY FUNDS




                                 800-KEY-FUND(R)
                                       OR
                                  800-539-3863


                                   THE VICTORY

                          NATIONAL MUNICIPAL BOND FUND
                             NEW YORK TAX-FREE FUND
                            OHIO MUNICIPAL BOND FUND

                                   PROSPECTUS



                                  MARCH 1, 1997

TABLE OF CONTENTS                                                           PAGE

Introduction                                                                   2
AN OVERVIEW OF EACH OF THE FUNDS                                               3
A fund-by-fund analysis which includes objectives, policies, strategies, expenses, and financial highlights
      National Municipal Bond Fund                                             4
      New York Tax-Free Fund                                                   7
      Ohio Municipal Bond Fund                                                10
Risk Factors                                                                  13
Investment Limitations                                                        14
Investment Performance                                                        15
Share Price                                                                   15
Dividends, Distributions, and Taxes                                           16
INVESTING WITH VICTORY                                                        17
            Choosing a Share Class                                            17
            How to Purchase Shares                                            19
            How to Exchange Shares                                            21
            How to Redeem Shares                                              21
Organization and Management of the Funds                                      22
Additional Information                                                        26
Other Securities and Investment Practices                                     27

Key to Fund Information:
(1) Objective and Strategy: The goals and the strategy that a Fund plans to use in pursuing its investment objective.
(2) Risk Factors: The risks that you may assume as an investor in a Fund.
(3) Expenses: The costs you will pay as an investor in a Fund, including sales charges and ongoing expenses.
(4) Financial Highlights: A table which shows a Fund's historical performance by share class. This table also summarizes previous operating expenses.

SHARES OF THE FUNDS ARE:
o      NOT INSURED BY THE FDIC;
o NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, KEYBANK, ANY OF ITS AFFILIATES, OR ANY OTHER BANK;
o SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY SUCH STATE AUTHORITY PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                             THE VICTORY PORTFOLIOS

                          NATIONAL MUNICIPAL BOND FUND
                             NEW YORK TAX-FREE FUND
                            OHIO MUNICIPAL BOND FUND

                          800-KEY-FUND OR 800-539-3863

                                  INTRODUCTION

This prospectus describes the following funds:

                          National Municipal Bond Fund
                             New York Tax-Free Fund
                            Ohio Municipal Bond Fund

The three Victory Funds (the Funds) discussed in this prospectus are non-diversified mutual funds and are a part of The Victory Portfolios (Victory), an open-end investment management company. This prospectus explains the objectives, policies, risks, and strategies of the Funds. You should read this prospectus before investing in one of these Funds and keep it for future reference. A detailed Statement of Additional Information (the SAI) describing each of the Funds is also available for your review. The SAI has been filed with the Securities and Exchange Commission (the SEC), and is incorporated into this prospectus by reference. If you would like a free copy of the SAI, please request one by calling us at 800-KEY-FUND.

(1)INVESTMENT OBJECTIVE:

The NATIONAL MUNICIPAL BOND FUND seeks to provide a high level of current interest income exempt from federal income tax, as is consistent with the preservation of capital.
The NEW YORK TAX-FREE FUND seeks to provide a high level of current income exempt from federal, New York State and New York City income taxes, consistent with the preservation of shareholders' capital.
The OHIO MUNICIPAL BOND FUND seeks to provide a high level of current interest income which is exempt from both federal income tax and Ohio personal income tax.

(1)INVESTMENT STRATEGY:
Each of the Funds pursues its investment objective by investing primarily in general obligation bonds and revenue bonds. However, each of the Funds has unique investment strategies and its own risk/reward profile. Please review the section about the Fund in which you are interested in investing and "Other Securities and Investment Practices" for an overview of the Funds.

(2)RISK FACTORS:
The Funds are not insured by the FDIC. The New York Tax-Free and Ohio Municipal Bond Fund generally limit their investments to a single state. Therefore, an investment in one of these Funds may involve additional risks, including economic, political, or credit risks specific to that state. In addition, there are other potential risks, which are discussed in the section "Risk Factors."

WHO SHOULD INVEST:
    o  Investors  in  higher  tax  brackets  seeking   tax-exempt   income
    o  Investors seeking income over the long term
    o  Investors with moderate risk tolerance
    o Investors seeking higher potential returns than are provided by money market funds
    o  Investors  willing to accept price and dividend fluctuations

(3)FEES AND EXPENSES:
The National Municipal Bond Fund and New York Tax-Free Fund offer two classes of shares: Class A and Class B. The Ohio Municipal Bond Fund offers only Class A shares. If you purchase Class A shares of a Fund, you may pay a sales charge of up to 4.75% of the offering price, depending on the amount you invest. If you purchase Class B shares of a Fund, you will not pay an initial sales charge; however, you may pay a deferred sales charge if you sell ("redeem") your shares within six years of purchase, and you will pay additional distribution expenses. In either case, you also will incur expenses for investment advisory, management, administrative, and shareholder services, all of which are included in a Fund's expense ratio. See "Choosing a Share Class."

PURCHASES:
The minimum initial investment is $500 for most accounts ($250 for Individual Retirement Accounts) and $25 thereafter. An initial investment must be accompanied by a Fund's Account Application. Fund shares may be purchased by check, Automated Clearing House, or wire. See "How to Purchase Shares."

REDEMPTIONS:
You can redeem Fund shares by written request or telephone. When the Transfer Agent receives a redemption request in proper form, a Fund will redeem the shares and credit your bank account or send the proceeds to the address designated on your account application. See "How to Redeem Shares."

DIVIDENDS/DISTRIBUTIONS:
Income is accrued daily and is paid monthly. Any net capital gains realized by a Fund are paid as dividends annually. A Fund can send your dividends directly to you by mail, credit them to your bank account, reinvest them in the Fund, or invest them in another fund of the Victory Group. The "Victory Group" includes other funds of The Victory Portfolios and Key Mutual Funds. You can make this choice when you fill out an account application.
See "Dividends, Distributions, and Taxes."

OTHER SERVICES:
Victory offers a number of other services to better serve shareholders including exchange privileges and automated investment and withdrawal plans. See "How to Exchange Shares" and "How to Redeem Shares." Our toll-free fax number is 800-529-2244. You can reach Victory's Telecommunication Device for the Deaf
(TDD) at 800-970-5296.

AN OVERVIEW OF EACH OF THE FUNDS:

                                                            ESTIMATED ANNUAL
                                                            EXPENSES AFTER
                                                            WAIVERS                    MAXIMUM SALES      NEWSPAPER
          VICTORY FUND              INCEPTION DATE         (AS A % OF NET ASSETS)         CHARGE         ABBREVIATION*
          ------------              --------------          ----------------------         ------       --------------

National Municipal Bond Fund -                                                                           Victory
Class A                                2/11/91                   0.90%                     4.75%         NatMunA
National Municipal Bond Fund -                                                                           Victory
Class B                                9/6/94                    1.85%                     5.00%         NatMunB
                                                                                                         Victory
New York Tax-Free Fund - Class A       2/11/91                    .95%                     4.75%         NYTxFA
                                                                                                         Victory
New York Tax-Free Fund - Class B       9/6/94                    1.75%                     5.00%         NYTxFB
Ohio Municipal Bond Fund - Class                                                                         Victory
A                                      5/18/90                    .90%                     4.75%         OH Muni


*All newspapers do not carry the same abbreviation.

The following pages provide you with separate overviews of each Fund. Please look at the objective, policies, strategies, risks, expenses, and financial history to determine which Fund will best suit your risk tolerance and investment needs. You also should review "Other Securities and Investment Practices" section for additional information about the individual securities in which the Funds can invest and the risks related to these investments.

                          NATIONAL MUNICIPAL BOND FUND

(1)INVESTMENT OBJECTIVE: The National Municipal Bond Fund seeks to provide a high level of current interest income exempt from federal income tax, as is consistent with the preservation of capital.

(1)INVESTMENT POLICIES AND STRATEGY: The National Municipal Bond Fund pursues its investment objective by investing primarily in domestic municipal bonds. The interest on these bonds is exempt from federal income tax. Under normal circumstances,  at  least  80% of the  National  Municipal  Bond  Fund's  income distributions will be exempt from federal income taxes, including the alternative minimum tax.

Under normal market conditions, the National Municipal Bond Fund invests primarily in:
o    Municipal securities with fixed, variable, or floating interest rates
o    Zero coupon, tax, revenue, and bond anticipation notes
o    Tax-exempt commercial paper

Important Characteristics of the National Municipal Bond Fund's investments:

o Quality: Municipal securities rated A or above by S&P, Fitch, Moody's, or another NRSRO. For more information on ratings, see the Appendix to the SAI.
o Maturity: The dollar-weighted effective average maturity of the Fund generally will range from 5 to 11 years. Under certain market conditions, the Portfolio Manager may go outside these boundaries.

Municipal securities are issued to raise money for public purposes. General obligation bonds are backed by the taxing power of a state or municipality. This means the agency has the authority to raise taxes to cover the payments. Revenue bonds are backed by revenues from a specific tax, project, or facility. Principal and interest payments on some municipal securities are insured by private insurance companies.

An NRSRO is a nationally recognized statistical ratings organization such as Standard & Poors ("S&P"), Fitch, or Moody's which assigns credit ratings to securities based on the borrower's ability to meet its obligation to make principal and interest payments.

(2)RISK: The National Municipal Bond Fund invests primarily in municipal securities from several states, rather than from a single state. The National Municipal Bond Fund is subject to the risks common to mutual funds that invest in debt securities, that is, interest rate risk, credit risk, reinvestment risk, and inflation risk. It is also subject to the risks common to mutual funds that invest in municipal debt securities. These include the risk that certain investments could lose their tax-exempt status. PLEASE READ "RISK FACTORS" CAREFULLY BEFORE INVESTING.

PORTFOLIO MANAGEMENT:
Paul A. Toft has served as the Portfolio Manager for all three Funds since September, 1994. He is a Senior Portfolio Manager and Director of Key Asset Management Inc., and has been in the investment business since 1986.

                          NATIONAL MUNICIPAL BOND FUND
                                (3)FUND EXPENSES

This section will help you understand the costs and expenses you would pay, directly or indirectly, if you invest in the National Municipal Bond Fund.

SHAREHOLDER TRANSACTION EXPENSES*              CLASS A SHARES     CLASS B SHARES
---------------------------------              --------------     --------------

Maximum Sales Charge Imposed on Purchases
  (as a percentage of offering price)              4.75%               None
Sales Charge Imposed on Reinvested Dividends       None                None
Deferred Sales Charge                              None                5.00%**
Redemption Fees                                    None                None
Exchange Fees                                      None                None

*You may be charged additional fees if you purchase, exchange, or redeem shares through a broker or agent.
**5% in the first year, declining to 1% in the sixth year, with no charge after the sixth year.

The Annual Fund Operating Expenses table, below, illustrates the estimated operating expenses that you will incur as a shareholder of the National
Municipal Bond Fund. THESE EXPENSES ARE CHARGED DIRECTLY TO THE NATIONAL MUNICIPAL BOND FUND. Expenses include management fees as well as the costs of maintaining accounts, administering the National Municipal Bond Fund, providing shareholder services, and other activities. The expenses shown are estimated based on historical or projected expenses of the National Municipal Bond Fund.

ANNUAL FUND OPERATING EXPENSES (AFTER EXPENSE WAIVERS AND REIMBURSEMENTS)
(as a percentage of average
 daily net assets)                      CLASS A SHARES          CLASS B SHARES
                                        --------------          --------------
 Management Fee(1)                        None                    .None
 Rule 12b-1 Distribution Fees             None                      .75%
 Other Expenses(2)                        .90 %                    1.10%
 Total Fund Operating Expenses(1)         .90%                     1.85%

(1) These fees have been voluntarily reduced. Without this waiver, the Management Fee would be .55%; and the Total Fund Operating Expenses would be 1.45% for Class A Shares, and would be 2.40% for Class B Shares..

(2) Other Expenses includes an estimate of shareholder servicing fees the National Municipal Bond Fund expects to pay. See "Organization and Management of the Funds -- Shareholder Servicing Plan."

The following example is designed to help you understand the various costs you will bear, directly or indirectly, as an investor in the National Municipal Bond Fund.

EXAMPLE: You would pay the following expenses on a $1,000 investment in the National Municipal Bond Fund: assuming (1) a 5% annual return, and (2) redemption at the end of each time period.

                     1 YEAR    3 YEARS    5 YEARS      10 YEARS
                     ------    -------    -------      --------
CLASS A SHARES        $56        $75        $95          $153
CLASS B SHARES        $69        $88        $120         $192

THIS EXAMPLE IS ONLY AN ILLUSTRATION. ACTUAL EXPENSES AND RETURNS WILL VARY.

                             (4)FINANCIAL HIGHLIGHTS

****The Financial Highlights describe the National Municipal Bond Fund's returns and operating expenses over time. This table shows the results of an investment in one share of the National Municipal Bond Fund for each of the periods indicated.****

The financial highlights were audited by Coopers & Lybrand L.L.P. for the 1995 and 1996; periods and by other auditors for all earlier periods. This information should be read in conjunction with the National Municipal Bond Fund's most recent Annual Report to shareholders, which is incorporated by reference into the SAI. If you would like a copy of the Annual Report, write or call the National Municipal Bond Fund at 800-KEY-FUND.

Variability,  as shown by  year-to-year  return:  (Insert  chart  showing  Total
Return)

                          NATIONAL MUNICIPAL BOND FUND

                                                        CLASS B                                         CLASS A
                                            -----------------------------------   -------------------------------------------------
                                                YEAR   SIX MONTHS     SEPT. 26,     YEAR     SIX MONTHS    YEAR         FEB. 3,
                                               ENDED     ENDED        1994 TO       ENDED       ENDED      ENDED         1994 TO
                                              OCT. 31,  OCT. 31       APRIL 30,    OCT. 31,    OCT. 31    APRIL 30,      APRIL 30,
                                                1996    1995(d)       1995 (e)       1996        1995      1995(d)        1994 (a)
                                                ----    -------      --------       ----         ----     -------        --------

NET ASSET VALUE, BEGINNING OF PERIOD        $  10.07   $  9.59        $  9.53     $ 10.06     $  9.59     $  9.64     $  10.00
--------------------------------------------------------------------------------------------------------------------------------
Investment Activities
      Net Investment Income                     0.35      0.20           0.28        0.44        0.24        0.44         0.08
      Net realized and unrealized gains
      (losses) from investments                 0.13      0.47           0.05        0.13        0.46       (0.05)       (0.36)
--------------------------------------------------------------------------------------------------------------------------------
         Total from Investment
         Activities                             0.48      0.67           0.33        0.57        0.70        0.39        (0.28)
--------------------------------------------------------------------------------------------------------------------------------
Distributions
      Net investment income                    (0.35)    (0.19)         (0.27)      (0.44)      (0.23)      (0.44)       (0.08)
      In excess of net investment
         income                                (0.01)       --             --          --          --         --             --
      Net realized gains                       (0.03)       --             --          --          --         --             --
      In excess of net realized gains             --        --             --       (0.03)         --         --             --
--------------------------------------------------------------------------------------------------------------------------------
         Total Distributions                   (0.39)    (0.19)         (0.27)      (0.47)      (0.23)      (0.44)       (0.08)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD              $  10.16   $  10.07       $   9.59     $ 10.16    $  10.06     $  9.59     $   9.64
--------------------------------------------------------------------------------------------------------------------------------
Total Return (excludes sales charges)           4.85%     6.99%(b)       3.54%(b)    5.83%       7.39%(b)    4.21%       (2.82%)(b)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000)             $   1,808   $  456        $    147     $36,958    $    11,964  $ 5,118     $    494
Ratio of expenses to average
      net assets                                1.20%     0.96%(c)      (0.05%)(c)   0.29%       0.02%(c)    0.20%        0.65%(c)
Ratio of net investment income
      (loss) to average net income              3.50%     4.15%(c)       4.35%(c)    4.37%       5.11%(c)    5.01%        3.15%(c)
Ratio of expenses to average net
      assets (g)                                2.17%     3.67%(c)       2.63%(c)    1.35%       2.57%(c)    3.95%       26.10%(c)
Ratio of net investment income
      (loss) to average net assets (g)          2.53%     1.44%(c)       1.67%(c)    3.31%       2.56%(c)    1.26%      (22.30%)(c)
Portfolio turnover (f)                           143%        72%            52%        143%         72%       52%          13%

(a)  Period from commencement of operations.
(b)  Not annualized.
(c)  Annualized.
(d) Effective June 5, 1995, the Victory National Municipal Bond Portfolio became the National Municipal Bond Fund.
(e) Effective September 26, 1994, the National Municipal Bond Fund designated the existing shares as Class A Shares and commenced offering Class B Shares.
(f) Portfolio turnover is calculated on the basis of the National Municipal Bond Fund as a whole without distinguishing between the classes of shares issued.
(g) During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

                             NEW YORK TAX-FREE FUND

(1)INVESTMENT OBJECTIVE: The New York Tax-Free Fund seeks to provide a high level of current income exempt from federal, New York State, and New York City income taxes, consistent with the preservation of shareholders' capital.

(1)INVESTMENT POLICIES AND STRATEGY: The New York Tax-Free Fund pursues its objective by investing at least 80% of its total assets in securities that have interest income that is exempt from federal income tax, including the federal alternative minimum tax. At least 65% of the portfolio will be invested in insured municipal securities that have interest that is exempt from New York State and New York City income taxes.

Under normal market conditions, the New York Tax-Free Fund invests primarily in:
o    Municipal securities with fixed, variable, and floating interest rates
o    Zero coupon, tax, and revenue anticipation notes
o    Tax-exempt commercial paper

Important Characteristics of the New York Tax-Free Fund's Investments:
o Quality: Municipal securities rated A or above by S&P, Fitch, Moody's, or another NRSRO. For more information on ratings, see the Appendix to the SAI.
o Maturity: The dollar-weighted effective average maturity of the New York Tax-Free Fund generally will range from 5 to 15 years. Under certain market conditions, the Portfolio Manager may go outside these boundaries.

Insurance policies for the municipal securities held by the Fund generally are obtained either by the issuer of the security or by a third party from a private insurer. The insurance company guarantees timely payments of principal and interest. This insurance reduces risk, but these high quality bonds may yield less than uninsured bonds.

(2)RISK: The New York Tax-Free Fund primarily invests in municipal securities issued by the State of New York and its municipalities, including New York City. The New York Tax-Free Fund is subject to the risks common to mutual funds that invest in debt securities, that is, interest-rate risk, credit risk, reinvestment risk, and inflation risk. It also is subject to the risks common to mutual funds that invest in municipal debt securities. These include the risk that certain investments could lose their tax exempt status. The New York Tax-Free Fund is subject to additional risks because it concentrates its investments in a single geographic area, and it may invest more than 5% of its assets in the securities of a single issuer. This could make the New York Tax-Free Fund more susceptible to economic, political, or credit risks than a fund that invests in a more diversified geographic area. In the past, New York State, New York City, and other municipalities have experienced financial difficulties that jeopardized their ability to repay their debt obligations. If similar difficulties were to occur again, the New York Tax-Free Fund's investments may lose value or default. The SAI explains the risks specific to investments in New York municipal securities. PLEASE READ "RISK FACTORS" CAREFULLY BEFORE INVESTING.

PORTFOLIO MANAGEMENT:
Paul A. Toft has served as the Portfolio Manager for all three Funds since September, 1994. He is a Senior Portfolio Manager and Director of Key Asset Management Inc., and has been in the investment business since 1986.

                             NEW YORK TAX-FREE FUND
                                (3)FUND EXPENSES

This section will help you understand the costs and expenses you would pay, directly or indirectly, if you invest in the New York Tax Free Fund.

SHAREHOLDER TRANSACTION EXPENSES*                  CLASS A      CLASS B
                                                   SHARES       SHARES
                                                  --------      -------
Maximum Sales Charge Imposed on Purchases
(as a percentage of offering price)                 4.75%       None
Sales Charge Imposed on Reinvested Dividends        None        None
Deferred Sales Charge                               None        5.00%**
Redemption Fees                                     None        None
Exchange Fees                                       None        None

*You may be charged additional fees if you purchase, exchange, or redeem shares through a broker or agent.
**5% in the first year, declining to 1% in the sixth year, with no charge after the sixth year.

The Annual Fund Operating Expenses table, below, illustrates the estimated operating expenses that you will incur as a shareholder of the New York Tax-Free Fund. THESE EXPENSES ARE CHARGED DIRECTLY TO THE NEW YORK TAX-FREE FUND. Expenses include management fees as well as the costs of maintaining accounts, administering the New York Tax-Free Fund, providing shareholder services, and other activities. The expenses shown are estimated based on historical or projected expenses of the New York Tax-Free Fund.

ANNUAL FUND OPERATING EXPENSES (AFTER EXPENSE WAIVERS AND REIMBURSEMENTS) (as a percentage of average daily net assets)
                                        CLASS A      CLASS B
                                        SHARES       SHARES
                                        ------       ------
Management Fee(1)                        .12%          .12%
Rule 12b-1 Distribution Fees             None          .75%
Other Expenses(2)                        .83%          .88%
                                         ---          ----
Total Fund Operating Expenses(1)(2)      .95%         1.75%
                                         ===          ====

(1) These fees have been voluntarily reduced. Without this waiver, the Management Fee would be .55%, and the Total Fund Operating Expenses would be 1.47% for Class A Shares and would be 2.27% for Class B Shares.

(2) Other Expenses includes an estimate of shareholder servicing fees the New York Tax-Free Fund expects to pay. See "Organization and Management of the Funds -- Shareholder Servicing Plan."

The following example is designed to help you understand the various costs you will bear, directly or indirectly, as an investor in the New York Tax-Free Fund.

EXAMPLE: You would pay the following expenses on a $1,000 investment in the New York Tax-Free Fund assuming: (1) a 5% annual return; and (2) redemption at the end of each time period.

                   1 YEAR    3 YEARS     5 YEARS     10 YEARS
                   ------    -------     -------     --------
CLASS A SHARES      $57        $76          $98        $159
CLASS B SHARES      $68        $85         $115        $185

THIS EXAMPLE IS ONLY AN ILLUSTRATION. ACTUAL EXPENSES AND RETURNS WILL VARY.

                             (4)FINANCIAL HIGHLIGHTS

****The Financial Highlights describe the New York Tax-Free Fund's returns and operating expenses over time. This table shows the results of an investment in one share of the New York Tax-Free Fund for each of the periods indicated.****

The financial highlights were audited by Coopers & Lybrand L.L.P. for the 1995 and 1996 periods; other auditors for all earlier periods. This information should be read in conjunction with the New York Tax-Free Fund's most recent Annual Report to shareholders, which is incorporated by reference into the SAI. If you would like a copy of the Annual Report, write or call the New York Tax-Free Fund at 800-KEY-FUND.

Variability, as shown by year-to-year total return: (Insert chart showing "Total Return" )

                             NEW YORK TAX-FREE FUND

                                                                  CLASS B                                        CLASS A
                                                --------------------------------------------------  --------------------------------
                                                                     PERIOD FROM                            PERIOD FROM
                                                   YEAR      YEAR      SEPT. 26,        YEAR       YEAR      JAN. 1,          YEAR
                                                  ENDED      ENDED      1994 TO        ENDED      ENDED      1994 TO         ENDED
                                                 OCT. 31   OCT. 31,    OCT. 31,       OCT. 31,   OCT. 31,   OCT. 31,        DEC. 31,
                                                   1996     1995(d)     1994(d)         1996     1995(d)     1994(d)        1993(d)
                                                   ----     -------     -------         ----     -------     -------        -------
NET ASSET VALUE, BEGINNING OF PERIOD              $12.86     $12.39       $12.62        $12.85      $12.39     $13.54        $12.76
------------------------------------------------------------------------------------------------------------------------------------
Investment Activities:
      Net investment income                         0.57       0.85         0.07          0.68        0.87       0.57         0.70
      Net realized and unrealized gains
      (losses) from investments                    (0.10)      0.36        (0.23)        (0.11)       0.42      (1.15)        0.84
------------------------------------------------------------------------------------------------------------------------------------
            Total from Investment Activities        0.47       1.21        (0.16)         0.57        1.29      (0.58)        1.54
------------------------------------------------------------------------------------------------------------------------------------
Distributions:
      Net investment income                        (0.57)     (0.74)       (0.07)        (0.68)      (0.83)     (0.57)       (0.70)
      In excess of net investment income           (0.01)     -----        -----        -----       -----      -----         -----
      Net realized gains                           (0.01)     -----        -----        (0.01)      -----      -----         (0.06)
------------------------------------------------------------------------------------------------------------------------------------
            Total Distributions                    (0.59)     (0.74)       (0.07)        (0.69)      (0.83)     (0.57)       (0.76)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                    $12.74     $12.86       $12.39        $12.73      $12.85     $12.39        $13.54
------------------------------------------------------------------------------------------------------------------------------------
Total Return (excludes sales charge)                3.72%     10.18%       (1.25%)(b)     4.53%      10.82%     (4.31%)(b)   12.34%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000)                   $2,515     $1,953             (e)    $13,754     $15,374    $17,840       $28,530
Ratio of expenses to average net assets             1.65%      2.02%        0.52%(c)      0.93%       1.16%      0.91%(c)    0.87%
Ratio of net investment income (loss) to
      average net assets                            4.52%      5.94%        5.94%(c)      5.25%       5.50%      5.33%(c)    5.28%
Ratio of expenses to average net assets(g)          2.34%      2.25%        0.86%(c)      1.58%       1.96%      1.25%(c)    0.96%
Ratio of net investment income (loss) to
      average net assets(g)                         3.83       5.71%        5.60%(c)      4.60%       4.70%      4.99%(c)    5.19%
Portfolio turnover(f)                               0%           18%           18%          0%         18%        18%           12%


                                                                 CLASS A
                                                  ------------------------------
                                                                  PERIOD FROM
                                                        YEAR        FEB. 11,
                                                        ENDED       1991 TO
                                                      DEC. 31,      DEC. 31,
                                                       1992(d)    1991 (d)(h)
                                                       -------    -----------
NET ASSET VALUE, BEGINNING OF PERIOD                     $12.50       $12.00
--------------------------------------------------------------------------------
Investment Activities:
      Net investment income                               0.74         0.64
      Net realized and unrealized gains
      (losses) from investments                           0.26         0.5
--------------------------------------------------------------------------------
            Total from Investment Activities              1.00         1.14
--------------------------------------------------------------------------------
Distributions:
      Net investment income                              (0.74)       (0.64)
      In excess of net investment income                  -----       -----
      Net realized gains                                  -----       -----
--------------------------------------------------------------------------------
            Total Distributions                          (0.74)       (0.64)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                           $12.76       $12.50
--------------------------------------------------------------------------------
Total Return (excludes sales charge)                      8.26%     11.06%(b)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000)                          $26,034     $20,995
Ratio of expenses to average net assets                   0.66%      0.45%(c)
Ratio of net investment income (loss) to
      average net assets                                  5.89%      6.28%(c)
Ratio of expenses to average net assets(g)                0.96%      0.95%(c)
Ratio of net investment income (loss) to
      average net assets(g)                               5.59%      5.78%(c)
Portfolio turnover(f)                                        14%         61%


(a) Effective June 5, 1995, the Victory New York Tax-Free Portfolio became the New York Tax-Free Fund.
(b)  Not annualized.
(c)  Annualized.
(d) Effective September 26, 1994, the Fund designated the existing shares as Class A Shares and commenced offering Class B Shares.
(e)  Amount is less than $1,000.
(f) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(g) During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(h)  Period from commencement of operations.

                            OHIO MUNICIPAL BOND FUND

(1) INVESTMENT OBJECTIVE: The Ohio Municipal Bond Fund seeks to provide a high level of current interest income which is exempt from both federal income tax and Ohio personal income tax.

(1) INVESTMENT POLICIES AND STRATEGY: The Ohio Municipal Bond Fund pursues its investment objective by investing at least 80% of its total assets in investment grade obligations. The interest on these obligations is exempt from federal income taxes, including the federal alternative minimum tax. The Ohio Municipal Bond Fund expects to invest at least 65% of its total assets in bonds that pay interest which is also exempt from Ohio state income tax.

Under normal market  conditions,  the Ohio Municipal Bond Fund invests primarily in:
o    Municipal securities with fixed, variable, or floating interest rates
o    Zero  coupon,   tax,  revenue,   and  bond  anticipation  notes
o    Tax-exempt commercial paper

Important Characteristics of the Ohio Municipal Bond Fund's Investments:
o Quality: Municipal securities rated A or above by S&P, Fitch, Moody's, or another NRSRO. For more information on ratings, see the Appendix to the SAI.
o Maturity: The dollar-weighted effective average maturity of the Ohio Municipal Bond Fund generally will range from 5 to 15 years. Under certain market conditions, the Portfolio Manager may go outside these boundaries.

Ohio's economic activity includes the service sector, durable goods manufacturing, and agricultural industries. Manufacturing activity is concentrated in cyclical industries; therefore, the Ohio economy may be more cyclical than other states.

(2) RISK: The Ohio Municipal Bond Fund primarily invests in municipal securities issued by the State of Ohio and its municipalities. The Ohio Municipal Bond Fund is subject to the risks common to mutual funds that invest in debt securities; that is, interest-rate risk, credit risk, reinvestment risk, and inflation risk. It also is subject to the risks common to mutual funds that invest in municipal debt securities. These include the risk that certain investments could lose their tax-exempt status. The Ohio Municipal Bond Fund is subject to additional risks because it concentrates its investments in a single geographic area, and it may invest more than 5% of its assets in the securities of a single issuer. This could make the Ohio Municipal Bond Fund more susceptible to economic, political, or credit risks than a fund that invests in a more diversified geographic area. The SAI explains the risks specific to investments in Ohio municipal securities. PLEASE READ "RISK FACTORS" CAREFULLY BEFORE INVESTING.

PORTFOLIO MANAGEMENT:
Paul A. Toft has served as the Portfolio Manager for all three Funds since September, 1994. He is a Senior Portfolio Manager and Director of Key Asset Management Inc., and has been in the investment business since 1986.

                            OHIO MUNICIPAL BOND FUND
                                (3)FUND EXPENSES

This section will help you understand the costs and expenses you would pay, directly or indirectly, if you invested in the Ohio Municipal Bond Fund.

SHAREHOLDER TRANSACTION EXPENSES*                      CLASS A
                                                       SHARES
                                                       ------
 Maximum Sales Charge Imposed on Purchases
 (as a percentage of offering price)                    4.75%
 Sales Charge Imposed on Reinvested Dividends           None
 Deferred Sales Charge                                  None
 Redemption Fees                                        None
 Exchange Fee                                           None

*You may be charged additional fees if you purchase, exchange, or redeem shares through a broker or agent.

The Annual Fund Operating Expenses table, below, illustrates the estimated operating expenses that you will pay as a shareholder of the Ohio Municipal Bond Fund. THESE EXPENSES ARE CHARGED DIRECTLY TO THE OHIO MUNICIPAL BOND FUND. Expenses included management fees as well as the costs of maintaining accounts, administering the Ohio Municipal Bond Fund, providing shareholder services, and other activities. The expenses shown are estimated based on historical or projected expenses of the Ohio Municipal Bond Fund.

ANNUAL FUND OPERATING EXPENSES (AFTER EXPENSE WAIVERS AND REIMBURSEMENTS)
 (as a percentage of average daily net assets)

                                                 CLASS A SHARES
                                                 --------------
                                                      .46%
     Management Fee (1)                               .44%
     Other Expenses (2)                               ---
                                                      .90%
     Total Fund Operating Expenses (1)                ===

(1) These fees have been voluntarily reduced. Without this waiver, the Management Fee would be .60% and Total Fund Operating Expenses would be 1.04%.
(2) Other Expenses include an estimate of the shareholder servicing fees the Ohio Municipal Bond Fund expects to pay. See "Organization and Management of the Funds -- Shareholder Servicing Plan."

The following example is designed to help you understand the various costs you will bear, directly or indirectly, as an investor in the Ohio Municipal Bond Fund.

EXAMPLE: You would pay the following expenses on a $1,000 investment in the Ohio Municipal Bond Fund: assuming (1) a 5% annual return, and (2) redemption at the end of each time period.

                      1 YEAR         3 YEARS       5 YEARS        10 YEARS
                      ------         -------       -------        --------
CLASS A SHARES         $56             $75           $95            $153


THIS EXAMPLE IS ONLY AN ILLUSTRATION.  ACTUAL EXPENSES AND RETURNS WILL VARY.

                             (4)FINANCIAL HIGHLIGHTS


****The Financial Highlights describe the Ohio Municipal Bond Fund's returns and operating expenses over time. This table shows the results of an investment in one share of the Ohio Municipal Bond Fund for each of the periods indicated.****

The financial highlights were audited by Coopers & Lybrand L.L.P. for the 1995 and 1996; periods and by other auditors for all earlier periods. This information should be read in conjunction with the Ohio Municipal Bond Fund's most recent Annual Report to shareholders, which is incorporated by reference into the SAI. If you would like a copy of the Annual Report, write or call the Ohio Municipal Bond Fund at 800-KEY-FUND.

Variability, as shown by year-to-year total return: (Insert chart showing "Total Return" )

                            OHIO MUNICIPAL BOND FUND

                                                                                                                   MAY 18,
                                                                      YEARS ENDED OCTOBER 31,                      1990 TO
                                                   ---------------------------------------------------------------------------
                                                    1996      1995      1994        1993       1992        1991    1990(a)(e)
                                                    ----      ----      ----        ----       ----        ----    ----------
NET ASSET VALUE, BEGINNING OF PERIOD               $11.32    $10.33     $11.52     $10.52     $10.37      $10.06    $10.00
-------------------------------------------------------------------------------------------------------------------------------
Investment  Activities
      Net investment income                          0.54      0.52       0.49       0.52       0.60        0.65      0.28
      Net realized and unrealized gains
      (losses) from investments                      0.11      1.00      (0.94)      1.00       0.15        0.31      0.04
-------------------------------------------------------------------------------------------------------------------------------
            Total from Investment Activities         0.65      1.52      (0.45)      1.52       0.75        0.96      0.32
-------------------------------------------------------------------------------------------------------------------------------
Distributions
      Net investment income                         (0.54)    (0.52)     (0.49)     (0.52)     (0.60)      (0.65)    (0.26)
      In excess of net investment income            -----    (0.01)      -----       -----     -----        -----     -----
      Net realized gains                            -----     -----      (0.25)      -----     -----        -----     -----
-------------------------------------------------------------------------------------------------------------------------------
            Total Distributions                     (0.54)    (0.53)     (0.74)     (0.52)     (0.60)      (0.65)    (0.26)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                     $11.43    $11.32     $10.33      $11.52     $10.52      $10.37    $10.06
-------------------------------------------------------------------------------------------------------------------------------
Total Return (excludes sales charge)                 5.87%    15.03%     (4.08%)    14.75%      7.34%       9.87%     3.27%(c)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period                          $73,463   $60,031    $57,704     $50,676   $17,676      $8,042     $6,315
Ratio of expenses to average net assets              0.89%     0.66%      0.51%      0.42%      0.09%       0.01%     0.38%(b)
Ratio of net investment income to
      average net assets                             4.72%     4.78%      4.58%      4.77%      5.76%       6.39%     6.11%(b)
Ratio of expenses to average net assets(d)           1.05%     0.94%      1.09%      0.86%      0.84%                 1.17%(b)
Ratio of net investment income to
      average net assets(d)                          4.56%     4.49%      4.01%      4.33%      5.01%                 5.32%(b)
Portfolio turnover                                   81%       125%        53%        151%       47%          15%       18%

(a)  Period from commencement of operations.
(b)  Annualized.
(c)  Not annualized.
(d) During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(e) This information is not included in the financial statements audited by Coopers & Lybrand L.L.P.

                                 (1)RISK FACTORS

This prospectus describes some of the risks that you may assume as an investor in the Funds. By matching your investment objective with a comfortable level of risk, you can create your own customized investment plan. Some limitations on the Funds' investments are described in the section that follows. "Other Securities and Investment Practices" at the end of this Prospectus provides additional information on the securities mentioned in the overview of each of the Funds. As with any mutual fund, there is no guarantee that a Fund will earn income or show a positive total return over time. A Fund's price, yield, and total return will fluctuate. You may lose money if a Fund's investments do not perform well. ****It is important to keep in mind one basic principle of investing: the greater the risk, the greater the potential reward. The reverse is also generally true: the lower the risk, the lower the potential reward.****

The following risks are common to ALL MUTUAL FUNDS:
o MARKET RISK is the risk that the market value of a security will fluctuate, depending on the supply and demand for that type of security. As a result of this fluctuation, a security may be worth more or less than the price a Fund originally paid for it, or less than the security was worth at an earlier time. Market risk may affect a single issuer, an industry, a sector of the economy, or the entire market and is common to all investments.
o MANAGER RISK is the risk that a Fund's Portfolio Manager may use a strategy that does not produce the intended result.

The following risks are common to mutual funds that invest in DEBT SECURITIES:
o INTEREST RATE RISK. The value of a debt security typically changes in the opposite direction from a change in interest rates. When interest rates go up, the value of a fixed-rate security typically goes down. When interest rates go down, the value of these securities typically goes up. Generally, the market values of securities with longer maturities are more sensitive to changes in interest rates.
o INFLATION RISK is the risk that inflation will erode the purchasing power of the cash flows generated by debt securities held by a Fund. Fixed rate debt securities are more susceptible to this risk than floating-rate debt securities.
o REINVESTMENT RISK is the risk that when interest income is reinvested, interest rates will have declined so that income must be reinvested at a lower interest rate. Generally, interest rate risk and reinvestment risk have offsetting effects.
o CREDIT (OR DEFAULT) RISK is the risk that the issuer of a debt security will be unable to make timely payments of interest or principal. Although the Funds generally invest in only high-quality securities, the interest or principal payments may not be insured or guaranteed on all securities.

The  following  risk is common to mutual  funds that  invest in  MUNICIPAL  DEBT
o SECURITIES: TAX-EXEMPT STATUS RISK is the risk that a municipal debt security issued as a tax-exempt security may be declared by the Internal Revenue Service to be taxable.

The following risk is common to mutual funds that invest in the SECURITIES OF A SINGLE STATE:
o CONCENTRATION AND DIVERSIFICATION RISK is the risk that only a limited number of high-quality securities of a particular type may be available. Concentration and diversification risk is greater for funds that invest primarily in the securities of a single state.

The following  risks are common to mutual funds that invest in  MORTGAGE-RELATED
SECURITIES:
o PREPAYMENT RISK. Prepayments of principal of mortgage-related securities affect the average life of a pool of mortgage-related securities. Mortgage prepayments are affected by the level of interest rates and other factors. In periods of rising interest rates, the prepayment rate tends to decrease, lengthening the average life of a pool of mortgage-related securities. In periods of falling interest rates, the prepayment rate tends to increase, shortening the average life of a pool of mortgage-related securities. Prepayment risk is the risk that, because prepayments generally occur when interest rates are falling, a Fund may have to reinvest the proceeds of prepayments at lower interest rates than those of its previous investments.
o EXTENSION RISK is the risk that anticipated prepayments may not occur typically because of a rise in interest rates.

                             INVESTMENT LIMITATIONS

****The SEC and IRS have certain restrictions with which all mutual funds must comply. The Funds monitor these limitations on an ongoing basis.****

To help reduce risk, the Funds have adopted limitations on some investment policies. These limits involve a Fund's ability to borrow money and the amount it can invest in various types of securities, including illiquid securities. Certain limitations can be changed only with the approval of shareholders. Victory's Board of Trustees can change other investment limitations without shareholder approval. See "Other Securities and Investment Practices" and the SAI for more information.

Each Fund limits to 25% of its total assets the amount it may invest in any single industry (other than U.S. Government obligations). Each Fund limits its borrowing to 33-1/3% of its total assets (a Fund would borrow by selling a security that it owns and then repurchasing that security later at a higher price).

The Funds are not "diversified" according to certain federal securities provisions regarding diversification of their assets. However, each Fund intends to comply with certain federal tax requirements regarding the diversification of its assets. Generally, under those requirements, at least 50% of a Fund's total assets must be invested so that no more than 5% of the Fund's total assets are invested in the securities of any one issuer. These diversification provisions and requirements are discussed in the SAI.

                             INVESTMENT PERFORMANCE

****Past performance is not a guarantee of future results. You may obtain the current 30-day yield by calling 800-KEY-FUND. Our Shareholder Servicing representatives are available from 8:00 a.m. to 7:00 p.m. Eastern Time Monday through Friday.****

Victory may advertise the performance of a Fund by comparing it to other mutual funds with similar objectives and policies. Performance information may also appear in various publications. Any fees charged by Investment Professionals may not be reflected in these performance calculations. Performance information is contained in the annual and semi-annual reports. You may obtain a copy free of charge by calling 800-KEY-FUND.

The "30-day yield" is an "annualized" figure--the amount you would earn if you stayed in a Fund for a year and the Fund continued to have the same yield throughout that year. To calculate 30-day yield, a Fund's net investment income per share for the most recent 30 days is divided by the maximum offering price per share for Class A shares. This number is divided by the NAV for Class B shares.

To calculate "total return," a Fund starts with the total number of shares that you could buy for $1,000 at the beginning of the period. Then all the additional shares that you would have purchased within the period are added with reinvested dividends and distributions (this takes into account the Fund's income, if any). The number of these shares is multiplied by the net asset value on the last day of the period and the result is divided by the initial $1,000 investment to determine the percentage gain or loss. For periods of more than one year, the cumulative total return is adjusted to get an average annual total return.

o    YIELD is a measure of dividend income.

o TAX-EQUIVALENT YIELD shows the yield you would have to earn before taxes to receive a yield equal to an investment in one of the Funds.

o AVERAGE ANNUAL TOTAL RETURN (OR "ANNUALIZED TOTAL RETURN") is a measure of past dividend income plus capital appreciation. It is the sum of all parts of your investment return.

Whenever you see information on the Fund's performance, do not consider the past performance to be an indication of the performance you could expect by making an investment in the Fund today. The past is an imperfect guide to the future. History does not always repeat itself.

                                   SHARE PRICE

Each Fund's share price, called its net asset value (NAV), is calculated each business day (normally at 4:00 p.m. Eastern time). Shares are purchased at the next share price calculated after your order is received and accepted. A business day is a day on which the New York Stock Exchange is open for trading or any day in which enough trading has occurred in the securities held by a Fund to materially affect the NAV. If your account is established with an Investment Professional or a bank, you may not be able to purchase or sell shares on other holidays when the Federal Reserve Bank of Cleveland is closed, but the New York Stock Exchange is open.

The NAV is calculated by adding up the total value of a Fund's investments and other assets, subtracting its liabilities, and then dividing that figure by the number of outstanding shares of the Fund:

                           Total Assets - Liabilities
                   NAV = -------------------------------------
                          Number of Shares Outstanding

****The daily NAV is useful to you as a shareholder because the NAV, multiplied by the number of Fund shares you own, gives you the dollar amount and value of your investment.****

Each Fund's net asset value can be found daily in The Wall Street Journal and other newspapers.

                       DIVIDENDS, DISTRIBUTIONS, AND TAXES

As a shareholder, you are entitled to your share of net income and capital gains on a Fund's investments. The Funds pass their earnings along to investors in the form of distributions. Dividend distributions are the net interest earned on investments. If a Fund makes a capital gain distribution, it usually occurs in December. As with any investment, you should consider the tax consequences of an investment in a Fund.

Ordinarily, income earned on securities owned by a Fund accrues daily and is paid monthly on or around the first business day of the next month. Any capital gains realized by a Fund are paid at least annually as dividends. The National Municipal Bond Fund and New York Tax-Free Fund declare and pay dividends separately for Class A and Class B shares. Shareholders who receive a dividend check for less than $10.00 will have future dividends reinvested automatically into their accounts. Distributions can be received in one of the following ways:

o REINVESTMENT OPTION: You can have distributions automatically reinvested in additional shares of a Fund. If you do not indicate another choice on your Account Application, this option will be assigned to you automatically.

o CASH OPTION: A check will be mailed to you no later than 7 days after the pay date.

o INCOME EARNED OPTION: Dividends can be automatically reinvested in a Fund in which you have invested and your capital gains can be paid in cash, or capital gains can be reinvested and dividends paid in cash.

o DIRECTED DIVIDENDS OPTION: You can have distributions automatically reinvested in shares of another fund of the Victory Group. The "Victory Group" includes other funds of The Victory Portfolios and Key Mutual Funds. If distributions from Class A shares are reinvested in Class A shares of another fund, you will not pay a sales charge on the reinvested distributions.

o DIRECTED BANK ACCOUNT OPTION: In most cases, you can have distributions automatically transferred to your bank checking or savings account. Under normal circumstances, dividends will be transferred within 7 days of the dividend payment date. The bank account must have a registration identical to that of your Fund account.

****Your choice of distribution should be set up on the original Account Application. If you would like to change the option you presently use, please call the Transfer Agent at 800-KEY-FUND.****

****BUYING A DIVIDEND: You should check a Fund's distribution schedule before you invest. If you buy shares of a fund shortly before it makes a distribution, some of your investment may come back to you as a taxable distribution.****

IMPORTANT INFORMATION ABOUT TAXES: Each Fund intends to qualify as a regulated investment company, in which case it will pay no federal income tax on the earnings or capital gains it distributes to shareholders.

o Certain dividends from a Fund will be "exempt-interest dividends," which are exempt from federal income tax. However, exempt-interest dividends are not necessarily exempt from state or local taxes.
o Ordinary dividends from a Fund are taxable as ordinary income; dividends from a Fund's long-term capital gain are taxable as capital gain.
o Dividends are treated in the same manner for federal income tax purposes whether you receive them in cash or in additional shares. They may also be subject to state and local taxes.
o Certain dividends paid to you in January may be taxable as if they had been paid to you December of the previous year.
o You will receive tax statements from the Fund every January showing the amounts and tax status of distributions made to you.
o Certain dividends from the Ohio Municipal Bond Fund will be exempt from certain Ohio taxes.
o Certain dividends from the New York Tax-Free Fund will be exempt from certain New York taxes.
o Because your tax treatment depends on your purchase price and tax position, you should keep your regular account statements for use in determining your tax.
o You should review the more detailed discussion of federal income tax considerations in the SAI.

****THE TAX INFORMATION IN THIS PROSPECTUS IS PROVIDED AS GENERAL INFORMATION. YOU SHOULD CONSULT YOUR OWN TAX ADVISER ABOUT THE TAX CONSEQUENCES OF AN INVESTMENT IN A FUND.****

                             INVESTING WITH VICTORY

****ALL YOU NEED TO DO TO GET STARTED IS TO FILL OUT AN APPLICATION.****

If you are looking for a convenient way to open an account for yourself or a minor child, or to add money to an existing account, Victory can help. The section on "Choosing a Share Class" will help you decide whether it would be more to your advantage to purchase Class A or Class B shares of a Fund. The following sections will describe how to access information on your account, how to open an account, and how to purchase, exchange, and redeem shares of a Fund. We want to make it simple for you to do business with us. The sections that follow will serve as a guide to your investments with Victory. If you have questions about any of this information, please call one of our customer service representatives at 800-KEY-FUND. They will be happy to assist you.

                             CHOOSING A SHARE CLASS

The Ohio Municipal Bond Fund offers only Class A shares. The National Municipal Bond Fund and the New York Tax-Free Fund offer two classes of shares: Class A and Class B. Each class has its own cost structure, allowing you to choose the one that best meets your requirements. Your Investment Professional also can help you decide.

                                     CLASS A

o Front-end sales charges, as described below. There are several ways to reduce these charges.
o    Lower annual expenses than Class B shares.

                                     CLASS B

o    No front-end sales charge. All your money goes to work for you immediately.
o    Higher annual expenses than Class A shares.
o A deferred sales charge on shares you sell within 6 years of purchase, as described below.
o Automatic conversion to Class A shares after 8 years, thus reducing future annual expenses.

****For historical expense information on Class A and B shares, see the financial highlights in the fund overviews earlier in this prospectus.****

CALCULATION OF SALES CHARGES -- CLASS A: Class A shares are sold at their public offering price, which includes the initial sales charge. The sales charge as a percentage of your investment decreases as your investment amount increases. The current sales charge rates and commissions paid to Investment Professionals are as follows:

    `                                                                DEALER
                              SALES CHARGE       SALES CHARGE      REALLOWANCE
                              AS A % OF          AS A % OF        AS A % OF THE
    YOUR INVESTMENT          OFFERING PRICE    YOUR INVESTMENT   OFFERING PRICE
    ---------------          --------------    ---------------   --------------

Up to $50,000                    4.75%              4.99%            4.00%
$50,000 up to $100,000           4.50%              4.71%            4.00%
$100,000 up to $250,000          3.50%              3.63%            3.00%
$250,000 up to $500,000          2.25%              2.30%            2.00%
$500,000 up to $1,000,000        1.75%              1.78%            1.50%
$1,000,000 and above             0.00%              0.00%              *

     *There is no initial sales charge on purchases of $1 million or more. However, a CDSC of up to 1.00% of the purchase price will be charged if shares are redeemed in the first year after purchase, or at .50% within two years of the purchase. This charge will be based on either the cost of the shares or current net asset value, whichever is lower. There will be no CDSC on reinvested distributions. Investment Professionals may be paid at a rate of up to 1.00% of the purchase price.

     The Distributor reserves the right to reallow the entire commission to dealers. If that occurs, the dealer may be considered an "underwriter" under federal securities laws.

     ****There are several ways you can combine multiple purchases in the Victory Funds and take advantage of reduced sales charges.****

SALES CHARGE REDUCTIONS AND WAIVERS FOR CLASS A SHARES: You may qualify for reduced sales charges in the following cases:
1. A Letter of Intent lets you purchase Class A shares of a fund over a 13-month period and receive the same sales charge as if all shares had been purchased at one time. You must start with a minimum initial investment of 5% of the total amount.
2. Rights of Accumulation allow you to add the value of any Class A shares you already own to the amount of your next Class A investment for purposes of calculating the sales charge at the time of purchase.
3. You can combine Class A shares of multiple Victory Funds (excluding the Money Market Funds) for purposes of calculating the sales charge. The combination privilege also allows you to combine the total investments from the accounts of members of your immediate family for a reduced sales charge at the time of purchase.
4.   Waivers  for certain  investors:
     a) Current and retired Fund Trustees, employees, directors, trustees, and family members of KeyCorp or "Affiliated Providers"* and dealers who have an agreement with the Distributor and any trade organization to which the Adviser or the Administrator belong.
     b) Investors who purchase shares for non-discretionary trust or other advisory accounts established with KeyCorp or its affiliates.
     c) Investors who reinvest a distribution from a deferred compensation plan, agency, trust, or custody account that was maintained by the Victory Group or invested in a fund of the Victory Group.
     d) Investors who reinvest shares from another mutual fund complex or the Victory Group within 90 days after redemption, if they paid a sales charge for those shares.
     e) Investment Professionals utilizing funds shares in fee-based investment products under agreement with the Victory Group, and selling brokers and their sales representatives.

*Affiliated Providers are affiliates and subsidiaries of KeyCorp, and any organizations that provide services to Victory and Key Mutual Funds (the "Victory Group").

DEFERRED SALES CHARGES - CLASS B: Shares are offered at their NAV per share, without an initial sales charge. When you sell the shares within six years of buying them, there is a contingent deferred sales charge ("CDSC"). The CDSC is based on the original purchase cost of your investment. ****There is no CDSC on reinvested dividends.**** The longer the time between the purchase and sale of shares, the lower the rate of the CDSC.

       YEARS AFTER PURCHASE                 CDSC ON SHARES BEING SOLD
       --------------------                 -------------------------

                0-1                                   5.0%
                1-2                                   4.0%
                2-3                                   3.0%
                3-4                                   3.0%
                4-5                                   2.0%
                5-6                                   1.0%
           After 6 Years                              None

Eight years after Class B shares are purchased, they will automatically convert to Class A shares. These shareholders are not subject to the asset-based sales charge that would normally apply, as described in "Distribution Plan for Class B Shares." Also see the SAI for additional details.

SALES CHARGE REDUCTIONS AND WAIVERS FOR CLASS B SHARES: The CDSC will be waived for the following redemptions:

1. Distributions from retirement plans if the distributions are made:
     a) under the Systematic Withdrawal Plan after age 59-1/2 for up to 12% of the account value annually; or
     b) following the death or disability of the participant or beneficial owner;
2. Redemptions from accounts other than retirement accounts following the death or disability of the shareholder;
3.   Returns of excess  contributions to retirement  plans;
4. Distributions of less than 12% of the annual account value under a Systematic Withdrawal Plan;
5.   Shares sold to the Adviser or its affiliates; and
6. Shares issued in a plan of reorganization sponsored by Victory, or shares redeemed involuntarily in a similar situation.

                             HOW TO PURCHASE SHARES

Class A and Class B Shares can be purchased in a number of different ways. ****All you need to do to get started is to fill out an application.**** You can send in your payment by check, wire transfer, exchange from another Victory Fund, or through arrangements with your Investment Professional. An Investment Professional is a salesperson, financial planner, investment adviser, or trust officer who provides you with investment information. Sometimes they will charge you for these services. Their fee will be in addition to, and unrelated to, the fees and expenses charged by a Fund.

MAKE YOUR CHECK PAYABLE TO:
The Victory Funds

Keep the following addresses handy for purchase, exchange, or redemption:

REGULAR U.S. MAIL ADDRESS:
Send completed Account Applications with your check, bank draft or money order to:

            The Victory Funds
            P. O. Box 8527
            Boston, MA  02266-8527

OVERNIGHT MAIL ADDRESS:
Use this address ONLY for overnight packages:
            The Victory Funds
            c/o Boston Financial Data Services
            Two Heritage Drive
            Quincy, MA  02171
            PHONE:  800-KEY-FUND

WIRE ADDRESS:
The Transfer Agent does not charge a wire fee, but your originating bank may charge a fee. Always call the Transfer Agent at 800-KEY-FUND BEFORE wiring funds to obtain a control number.
            State Street Bank and Trust Co.
            ABA #011000028
            For Credit to DDA Account #9905-201-1
            For Further Credit to Account # (insert account number, name, and control number assigned by the Transfer Agent)

TELEPHONE NUMBER:
            800-KEY-FUND    800-539-3863

ACH. After your account is set up, your purchase amount can be transferred by Automated Clearing House (ACH). Only domestic member banks may be used. It takes about 15 days to set up an ACH account. The Funds do not currently charge a fee for ACH transfers; however, the Funds may charge a fee at some future date. Notification would be sent out prior to implementing a fee.

STATEMENTS AND REPORTS. You will receive a periodic statement reflecting any transactions that affect the balance or registration of your account. You will receive a confirmation after any purchase, exchange, or redemption. If your account has been set up by an Investment Professional, account activity will be detailed in their statements to you. Share certificates are not issued. Twice a year, you will receive the financial reports of the Funds. By January 31 of each year, you will receive an IRS Form 1099-DIV, which will also be filed with the IRS. Form 1099 DIV reports account activity from the previous year.

SYSTEMATIC INVESTMENT PLAN. To enroll in the Systematic Investment Plan, you should check this box on the Account Application. We will need your bank information and the amount and frequency of your investment. You can select monthly, quarterly, semi-annual, or annual investments. You should attach a voided personal check so the proper information can be obtained. You must first meet the minimum investment requirement of $500, then we will make automatic withdrawals of the amount you indicate ($25 or more) from your bank account and invest it into shares of a Fund.

RETIREMENT PLANS. You can use the Funds as part of your retirement portfolio. Your Investment Professional can set up your new account under one of several tax sheltered plans. Please contact your Investment Professional for details regarding an IRA or other retirement plan that works best for your financial situation.

All purchases must be made in U.S. Dollars and drawn on U.S. banks. ****If you would like to make additional investments after your account is already established, use the Investment Stub attached to your confirmation statement and send it with your check to the address indicated.**** The Transfer Agent may reject any purchase order, in its sole discretion. If your check is returned for any reason, you will be charged for any resulting fees and/or losses. Third party checks will not be accepted. You may only invest or exchange into fund shares legally available in your state. If your account falls below $500, we may ask you to re-establish the minimum investment. If you do not do so within 60 days, we may close your account and send you the value of your account.

                             HOW TO EXCHANGE SHARES

An exchange is the selling of shares of one fund of the Victory Group to purchase shares of another. You may exchange shares of one Victory fund for shares of the same class of any other, generally without paying any additional sales charges. The "Victory Group" includes funds offered as a part of the Victory Funds and Key Mutual Funds complex. Key Mutual Funds is affiliated with KeyCorp.

You can exchange shares of the Funds by writing or calling the Transfer Agent at 800-KEY-FUND. When you exchange shares of the Funds, you should keep the following in mind:

o Shares of the fund selected for exchange must be available for sale in your state of residence.
o The Fund whose shares you want to exchange and the fund whose shares you want to buy must offer the exchange privilege.
o Shares of the Fund may be exchanged at relative net asset value. This means that if you own Class A shares of the Fund, you can only exchange them for Class A shares of another fund. The same rules apply to Class B shares.
o You must meet the minimum purchase requirements for the fund you purchase by exchange.
o The registration and tax identification numbers of the two accounts must be identical.
o You must hold the shares you buy when you establish your account for at least 7 days before you can exchange them; after the account is open 7 days, you can exchange shares on any business day.
o Before exchanging, read the prospectus of the fund you wish to purchase by exchange.

****You can obtain a list of funds available for exchange by calling the Transfer Agent at 800-KEY-FUND.****

                              HOW TO REDEEM SHARES

****There are a number of convenient ways to redeem shares of a Fund. You can use the same mailing and wiring addresses listed for purchases. You will earn dividends up to and including the date your redemption request is processed.****

BY TELEPHONE. The easiest way to redeem shares is by calling 800-KEY-FUND. When you fill out your original application, be sure to check the box marked "Telephone Authorization." Then when you are ready to redeem, call us and tell us which one of the following options you would like to use:

o    Mail a check to the address of record;
o    Wire funds to a domestic financial institution;
o    Mail  to a  previously  designated  alternate  address;  or
o    Electronically transfer the funds via the Automated Clearing House (ACH).

All telephone calls are recorded for your protection and measures are taken to verify the identity of the caller. If we properly act on telephone instructions and follow reasonable procedures to ensure against unauthorized transactions, neither Victory nor its servicing agents, the Adviser, nor the Transfer Agent will be responsible for any losses. If these procedures are not be followed, the Transfer Agent may be liable to you for losses resulting from unauthorized instructions.

If there is an unusual amount of market activity and you cannot reach the Transfer Agent by telephone, consider placing your order by mail.

BY MAIL. Use the Regular U.S. Mail or Overnight Mail Address to redeem shares. Send us a letter of instruction indicating your Fund account number, amount of redemption, and where to send the proceeds. A signature guarantee is required for the following redemption requests:
o    Redemption's over $10,000;
o    Your account registration has changed within the last 15 days;
o    The check is not being mailed to the address on your account;
o    The check is not being made payable to the owner of the account; or
o If the redemption proceeds are being transferred to another Victory Group account with a different registration.

A signature guarantee can be obtained from a financial institution such as a bank, broker-dealer, credit union, clearing agency, or savings association.

BY WIRE. If you want to redeem funds by wire, you must establish a Fund account which will accommodate wire transactions. If you call by 4:00 p.m. Eastern time, your funds will be wired on the next business day.

BY ACH. Normally, your redemption will be processed on the same day or the next day if received after 4:00 p.m. Eastern Time. It will be transferred by ACH as long as the transfer is to a domestic bank.

Under certain emergency circumstances, the right of redemption may be suspended. Redemption proceeds from the sale of shares purchased by a check may be held until the purchase check has cleared. If you request a complete redemption, any dividends accrued will be included with the redemption proceeds.

SYSTEMATIC WITHDRAWAL PLAN. If you check this box on the Account Application, we will send monthly, quarterly, semi-annual, or annual payments to you or the person you designate. The minimum withdrawal is $25, and you must have a balance of $5,000 or more. Once again, we will need a voided personal check to activate this feature. You should be aware that your account eventually may be depleted. However, you cannot automatically close your account using the Systematic Withdrawal Plan. If your balance falls below $500, we may ask you to bring the account back to the minimum balance. If you decide not to increase your account to the minimum balance, your account may be closed and the proceeds mailed to you.

                    ORGANIZATION AND MANAGEMENT OF THE FUNDS

****We want you to know who plays what role in your investment and how they are related. This section discusses the organizations employed by the Funds to service their shareholders. They are paid a fee for their services.****

ABOUT VICTORY:
Each Fund is a member of the Victory Funds, a family of 26 distinct investment portfolios. Victory has been operating continuously since 1983, and was organized as a Delaware business trust on February 29, 1996.

The Board of Trustees of Victory has the overall responsibility for the management of the Funds.

THE  INVESTMENT  ADVISERS:
One of a Fund's most important contracts is its Advisory Agreement with Key Asset Management Inc. (KAM or the Adviser), a New York corporation registered as an investment adviser with the SEC. KAM is a subsidiary of KeyBank National Association, a wholly-owned subsidiary of KeyCorp. Effective Februrary 28, 1997, KAM became the surviving corporation after the reorganization of four indirect investment advisor subsidiaries of KeyCorp. Affiliates of the Adviser manage approximately $50 billion for a limited number of institutional clients.

The Advisory Agreement allows the Adviser to hire employees of its affilaites as sub-advisers to the Funds. It also allows KAM to choose brokers or dealers to handle the purchases and sales of a Fund's securities. Prior to February 28, 1997, KeyCorp Mutual Fund Advisers, Inc. (formerly the Adviser) was the adviser and Society Asset Management, Inc. was the sub-adviser to each of the Funds. During the fiscal year ended October 31, 1996 KeyCorp. Mutual Fund Advisers, Inc. was paid an annual rate based on a percentage of the average daily net assets of each Fund in advisory fees as follows:

                 National Municipal            New York         Ohio Municipal
                     Bond Fund               Tax-Free Fund         Bond Fund
Advisory Fees          55%                      .55%                .60%


                             MANAGEMENT OF THE FUNDS

             --------------------------------------------------
             |                                                 |
             |                   TRUSTEES                      |
             |                                                 |
             |          Supervise each Fund's activities.      |
             |                                                 |
             --------------------------------------------------
                                    |
                                    |
             --------------------------------------------------
             |               INVESTMENT ADVISER                |
             |           Key Asset Management Inc.             |
             |               127 Public Square                 |
             |              Cleveland, OH 44114                |
             |                                                 |
             |           Manages each Fund's business          |
             |             and investment activities.          |
             ---------------------------------------------------

****The Fund is supervised by the Board of Trustees who monitors the services provided to investors.****

THE ADMINISTRATOR, DISTRIBUTOR, AND FUND ACCOUNTANT:
BISYS Fund Services is the Administrator and Distributor. BISYS is paid a fee of
 .15% of the Fund's average daily net assets on a monthly basis as the Administrator, but does not charge a fee for its services as Distributor. BISYS Fund Services Ohio, Inc. receives a fee as the Fund Accountant.

The Distributor may provide cash or other compensation to dealers for selling shares of a Fund. Payments may be in the form of trips, tickets, and/or merchandise offered through sales contests. It does this at its own expense, and not at the expense of a Fund or its shareholders.

SHAREHOLDER SERVICING PLAN:
Victory has a Shareholder Servicing Plan for each class of shares of the Fund. The shareholder servicing agent performs a number of services for its customers who are shareholders of the Funds. It establishes and maintains accounts and records, processes dividend and distribution payments, arranges for bank wires, assists in transactions, and changes account information. For these services a Fund pays up to .25% of the average daily net assets of a class. The Funds have agreements with various shareholder servicing agents, including the Distributor, the Custodian and its affiliates, other financial institutions, and securities brokers. Shareholder servicing agents may waive all or a portion of their fee periodically.

DISTRIBUTION PLAN:
Under Rule 12b-1 of the Investment Company Act of 1940, Victory has adopted a Distribution and Service Plan for the Class A shares of the National Municipal Bond Fund and the New York Tax-Free Fund. The Class A Shares currently do not pay direct expenses under this plan.

Victory has adopted a Distribution and Service Plan for Class B Shares of the National Municipal Bond Fund and the New York Tax-Free Fund. Victory pays the Distributor an annual asset-based sales charge of 0.75%. The fee is computed on the average daily net assets of those Funds and paid monthly. The Distributor pays sales commissions of 4.00% of the purchase price to dealers at the time of sale. The Distributor then uses the asset-based sales charge to recoup those sales commissions and the costs for financing them. See the SAI for more details regarding this plan.

INDEPENDENT ACCOUNTANTS:
Coopers & Lybrand L.L.P. serves as independent accountant to the Funds.

LEGAL COUNSEL:
Kramer, Levin, Naftalis & Frankel serves as legal counsel to the Funds.

                                HOW THE FUNDS ARE
                                   ORGANIZED

                            _______________________
                            |                     |
         ___________________|    SHAREHOLDERS     |
         |                  |                     |
         |                  |_____________________|
         |                             |
         |                             |
         |                             |
         |                             |
         |       ______________________|_______________________
         |       |        FINANCIAL SERVICES FIRMS AND         |
         |       |       THEIR INVESTMENT PROFESSIONALS        |
         |       |                                             |
         |       |       Advise current and prospective        |
         |       |   shareholders on their fund investments.   |
         |       |_____________________________________________|
         |                             |
         |                             |
         |                             |
         |       ______________________________________________
         |       |                                             |
         |       |       TRANSFER AGENT/SERVICING AGENT        |
         |       |     State Street Bank and Trust Company     |
         |       |             225 Franklin Street             |
         |       |              Boston, MA 02110               |
         |       |                                             |
         |       |       Boston Financial Data Services        |
         |       |                                             |
         |_______|             Two Heritage Drive              |
                 |              Quincy, MA 02171               |
                 |                                             |
                 |  Handles services such as record-keeping,   |
                 |      statements, processing of buy and      |
                 |  sell requests, distribution of dividends,  |
                 |  and servicing of shareholder's accounts.   |
                 |_____________________________________________|
                                         |
                                         |
______________________________________   |  ____________________________________
|         ADMINISTRATOR,              |  |  |         CUSTODIAN                |
|        DISTRIBUTOR, AND             |  |  |                                  |
|         FUND ACCOUNTANT             |  |  | Key Trust Company of Ohio, N.A.  |
|   BISYS Fund Services, Inc. and     |  |  |    127 Public Square             |
|  BISYS Fund Services Ohio, Inc.     |  |  |                                  |
|         3435 Stelzer Road           |  |  |    Cleveland, OH 44114           |
|                                     |__|__|                                  |
|        Columbus, OH 43219           |     |                                  |
|                                     |     |                                  |
|Markets the Funds, distributes shares|     | Provides for safekeeping of the  |
| through investment professionals,   |     | Funds' investments and cash, and |
| and calculates the value of shares. |     |settles trades made by the Funds. |
|_____________________________________|     |__________________________________|

                             ADDITIONAL INFORMATION

****Some additional information you should know about the Funds.****

The Funds offer only the classes of shares described in this prospectus, but at some future date, the Funds may offer additional classes of shares through a separate prospectus.

YOUR RIGHTS AS A SHAREHOLDER. All shareholders of each class have equal voting, liquidation, and other rights. As a shareholder of a Fund, you have rights and privileges similar to those enjoyed by other corporate shareholders. Delaware Trust law limits the liability of shareholders.

If any matters are to be voted on by shareholders (such as a change in a fundamental investment objective or the election of trustees), each share outstanding at that point would be entitled to one vote. If you have a qualified trust account, the trustee will vote your shares on your behalf or in the same percentage voted on shares that are not held in trust. Shareholders with more than 10% of the outstanding shares of a Fund may call a special meeting for removal of a Trustee. Normally, Victory is not required to hold annual meetings of shareholders. However, shareholders may request one under certain circumstances, as described in the SAI.

CODE OF ETHICS. Victory and the Adviser have each adopted a Code of Ethics to which all investment personnel and all other access persons to the Funds must conform. Investment personnel must refrain from certain trading practices and are required to report certain personal investment activities. Violations of the Code of Ethics can result in penalties, suspension, or termination.

BANKING LAWS. Banking laws, including the Glass-Steagall Act, prevent a bank holding company or its affiliates from sponsoring, organizing or controlling a registered, open-end investment company. However, bank holding company subsidiaries may act as investment adviser, transfer agent, custodian, or shareholder servicing agent. They may also purchase shares of such a company for their customers and pay third parties for performing these functions. Should these laws change in the future, the Trustees would consider selecting another qualified firm so that all services would continue.

SHAREHOLDER COMMUNICATIONS. You will receive unaudited Semi-Annual Reports and audited Annual Reports on a regular basis from each Fund. In addition, you may also receive updated prospectuses or supplements to this prospectus. In order to eliminate duplicate mailings to an address at which two or more shareholders with the same last name reside, the Funds will send only one copy of the above communications. ****If you would like to receive additional copies of any materials, please call the Funds at 800-KEY-FUND.****

--------------------------------------------------------------------------------
NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS, AND IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE VICTORY PORTFOLIOS OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE VICTORY PORTFOLIOS OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                    OTHER SECURITIES AND INVESTMENT PRACTICES

The following table lists some of the types of securities each of the Funds may choose to purchase. The majority of the portfolio for each of the Funds is made up of general obligation bonds and revenue bonds. However, the Funds are also permitted to invest in securities as shown in the table below and in the SAI. For temporary defensive purposes each Fund may hold up to 100% of its total assets in cash or short-term money market instruments.

%    Percentage of total assets.
#    No limitation of usage; Fund may be using currently.
~ Indicates a "derivative security," whose value is linked to, or derived from another security, instrument, or index.

------------------------------------------------------------------------------------------------------------------------------------
                                                                     NATIONAL            NEW YORK            OHIO
                                                                    MUNICIPAL BOND       TAX-FREE          MUNICIPAL
   LIST OF ALLOWABLE INVESTMENTS IN FUNDS                                FUND               FUND            BOND FUND
------------------------------------------------------------------------------------------------------------------------------------
REVENUE SECURITIES.  Payable only from the proceeds of a                    #                 #                  #
specific revenue source, such as the users of a
municipal facility.

GENERAL OBLIGATION SECURITIES.  Secured by the issuer's full faith and credit and taxing  power for  payment of  interest
and principal.                                                               #                 #                  #

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES. A security that is purchased for delivery at a later time. The market value
may change before the delivery date.                                       33-1/3%           33-1/3%            33-1/3%

ZERO COUPON  BONDS.  These  securities  are  purchased  at a discount from the face value.  The face value is received at maturity,  with no interest  payments before then. These may
be subject to greater risks of price fluctuation.                            #                 #                  #

INVESTMENT COMPANY SECURITIES.  Shares of other mutual funds                  5%                5%                 5%
with  similar  investment  objectives,  including  shares of                  3%                3%                 3%
Victory money market funds (whose advisory fees are waived).                 10%               10%                10%
The following  limitations apply: (1) No more than 5% of the
Fund's total assets may be invested in one mutual fund, (2) a
Fund may not own more than 3% of the securities of any one
mutual fund, (3) no more than 10% of the Fund's total assets in combined mutual fund holdings.


MUNICIPAL  LEASE   OBLIGATIONS.   Issued  to  acquire  land,                 30%               30%                30%
equipment,  or  facilities.  They may become  taxable if the lease is assigned.  The lease could terminate,  resulting in default.

CERTIFICATES OF PARTICIPATION. General obligation bonds from                 20%               20%                20%
which annual lease payments are received.


REFUNDING  CONTRACTS.  Issued to refinance an issuer's debt.                  #                 #                  #
The Fund buys these at a stated  price and yield on a future settlement date.


TAX,  REVENUE,   AND  BOND  ANTICIPATION  NOTES.  Issued  in
expectation of future revenues.                                                #                #                  #


U.S. GOVERNMENT SECURITIES.  Securities issued or guaranteed by the U.S. government,  its agencies, or instrumentalities.
Some are direct obligations of the U.S. Treasury; others are
obligations only of the U.S. agency.                                          20%               20%                20%


~VARIABLE  &  FLOATING  RATE  SECURITIES.  Investment  grade                   #                 #                  #
instruments,  some of which may be illiquid,  with  interest rates that reset periodically.



                                       30



------------------------------------------------------------------------------------------------------------------------------------
                                                                     NATIONAL            NEW YORK            OHIO
                                                                    MUNICIPAL BOND       TAX-FREE          MUNICIPAL
   LIST OF ALLOWABLE INVESTMENTS IN FUNDS                                FUND               FUND            BOND FUND
------------------------------------------------------------------------------------------------------------------------------------
~MORTGAGE-BACKED SECURITIES,  TAX-EXEMPT. Investments secured              35%               35%                35%
by pools of mortgages which are tax-exempt.
o    U.S. GOVERNMENT Issued or guaranteed  by agencies of the
     U.S.  Government; i.e., GNMAs, FNMAs, SLMAs.
o    NON-U.S.  GOVERNMENT.  Secured by non-government entities.            50%               50%                50%

RESOURCE  RECOVERY  BONDS.  Issued to build  waste-to-energy                #                 #                  #
facilities and equipment.

TAX PREFERENCE ITEMS.  Tax-exempt obligations subject to the               20%               20%                20%
federal "alternative minimum tax."

INDUSTRIAL  DEVELOPMENT  BONDS AND PRIVATE  ACTIVITY  BONDS.               25%               25%                25%
Secured by lease payments made by a corporation, these bonds are issued for financing large  industrial  projects;  i.e., building industrial parks or factories.

COLLATERALIZED  MORTGAGE OBLIGATIONS.  Debt obligations that               25%               25%                25%
are secured by mortgage-backed certificates. Some are issued by U.S. government agencies and instrumentalities.

TAX EXEMPT COMMERCIAL PAPER. Short-term obligations that are                #                 #                  #
exempt from state and federal income tax.


 FUTURES CONTRACTS AND OPTIONS. Contracts involving the right               5%                 5%                5%
 or  obligation  to  deliver  or  receive   assets  or  money            33-1/3%           33-1/3%            33-1/3%
 depending  on the  performance  of one or more  assets or an economic index.  The Funds may invest in futures and options in an effort to hedge against market risk..


 REPURCHASE  AGREEMENTS.  An agreement to purchase a security               #                 #                  #
 at a stated price plus interest that must later be sold back to the seller at the same price plus interest.  The seller's obligation is secured by collateral.


 DEMAND FEATURES, OR "PUTS". Contract for the right to sell a               #                 #                  #
 specified  number of shares of a security at a predetermined price on or before a stated date. Usually the issuer obtains letters of credit or guarantees from banks as backup.


 STAND-BY COMMITMENTS.  The right, but not the obligation, to               #                 #                  #
 sell a  security  during a  specific  time  period  at a set price.


 TAXABLE  OBLIGATIONS.  Only used for temporary  investments.              20%               20%                20%
 The Fund does not intend to use.


 DOLLAR WEIGHTED  EFFECTIVE  AVERAGE  MATURITY.  Based on the           5 - 11             5 - 15            5 - 15
 value of a fund's  investments in securities  with different            years              years             years
 maturity  dates.  This  measures the  sensitivity  of a debt security's  value to changes in interest rates.  Longer term debt  securities  are more  volatile  than shorter term debt securities  because  their values  change with interest rate changes.  Therefore,  the NAV of a fund with a longer dollar weighted effective average maturity may fluctuate more.

--------------------------------------------------------------------------------


The Funds may also hold cash for temporary defensive purposes. For more information on ratings and detailed descriptions of each of the above investment vehicles, see the SAI.

                                THE VICTORY FUNDS








                                 800-KEY-FUND(R)
                                       OR
                                  800-539-3863










                             FINANCIAL RESERVES FUND
                        OHIO MUNICIPAL MONEY MARKET FUND
                             PRIME OBLIGATIONS FUND
                           TAX-FREE MONEY MARKET FUND
                        U.S. GOVERNMENT OBLIGATIONS FUND

                                   PROSPECTUS






                                  MARCH 1, 1997

TABLE OF CONTENTS                                                 PAGE

Introduction                                                       2
AN OVERVIEW OF EACH OF THE FUNDS                                   4
A fund-by-fund analysis which includes objectives, strategies, policies, expenses, and financial highlights
            Financial Reserves Fund                                5
            Ohio Municipal Money Market Fund                       8
            Prime Obligations Fund                                12
            Tax-Free Money Market Fund                            16
            U.S. Government Obligations Fund                      19
Risk Factors                                                      22
Investment Limitations                                            22
Investment Performance                                            23
Share Price                                                       23
Dividends, Distributions, and Taxes                               24
INVESTING WITH VICTORY                                            25
            How to Purchase Shares                                25
            How to Exchange Shares                                27
            How to Redeem Shares                                  28
Organization and Management of the Funds                          29
Additional Information                                            33
Other Securities and Investment Practices                         34

Key to Fund Information:

(1) Objective and Strategy: The goals and the strategy that a Fund plans to use in pursuing its investment objective.

(2) Risk Factors: The risks that you may assume as an investor in a Fund.

(3) Expenses: The costs that you will pay as an investor in a Fund, including sales charges and ongoing expenses.

(4) Financial Highlights: A table which shows a Fund's historical performance. This table also summarizes previous operating expenses.


AN INVESTMENT IN A FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT A FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE. SHARES OF THE FUNDS ARE:
o    NOT INSURED BY THE FDIC;
o NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY KEYBANK, ANY OF ITS AFFILIATES, OR ANY OTHER BANK;
o SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY SUCH STATE AUTHORITY PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                             THE VICTORY PORTFOLIOS

                             FINANCIAL RESERVES FUND
                        OHIO MUNICIPAL MONEY MARKET FUND
                             PRIME OBLIGATIONS FUND
                           TAX-FREE MONEY MARKET FUND
                        U.S. GOVERNMENT OBLIGATIONS FUND

                          800-KEY-FUND OR 800-539-3863

                                  INTRODUCTION

This prospectus describes the following funds:

                             Financial Reserves Fund
                        Ohio Municipal Money Market Fund
                             Prime Obligations Fund
                           Tax-Free Money Market Fund
                        U.S. Government Obligations Fund

The five Victory Funds (the Funds) discussed in this prospectus are diversified money market mutual funds, except the Ohio Municipal Money Market Fund, which is a non-diversified money market mutual fund. All five Funds are a part of The Victory Portfolios (Victory), an open-end investment management company. This prospectus explains the objective, policies, risks, and strategies of the Funds. You should read this prospectus before investing in one of these Funds and keep it for future reference. A detailed Statement of Additional Information (the
SAI) describing each of the Funds is also available for your review. The SAI has been filed with the Securities and Exchange Commission (the SEC), and is incorporated into this prospectus by reference. If you would like a free copy of the SAI, please request one by calling us at 800-KEY-FUND.

(1)INVESTMENT OBJECTIVE:

The FINANCIAL  RESERVES FUND seeks to provide as high a level of current income as is consistent with preserving capital and providing liquidity.
The OHIO  MUNICIPAL  MONEY MARKET FUND seeks to provide  current  income exempt from federal regular income tax and the personal income taxes imposed by the State of Ohio and Ohio municipalities consistent with stability of principal.
The PRIME  OBLIGATIONS  FUND seeks to provide  current income  consistent  with liquidity and stability of principal.
The TAX-FREE MONEY MARKET FUND seeks to  provide  current   interest  income
     free from federal income taxes consistent with relative liquidity and stability of principal.
The U.S. GOVERNMENT OBLIGATIONS FUND seeks to provide current income consistent with liquidity and stability of principal.

(1)INVESTMENT STRATEGY:
Each of the Funds pursue its investment objective by investing in a diversified portfolio of high-quality, short-term U.S. dollar-denominated money market instruments. However, each of the Funds has unique investment strategies and its own risk/reward profile. The Funds seek to maintain a constant net asset value of $1.00 per share, and shares are offered at net asset value. Please review the section about the Fund in which you are interested in investing and "Other Securities and Investment Practices" for an overview of the Funds.

(2)RISK FACTORS:
The Funds are not insured by the FDIC, and while each Fund attempts to maintain a $1.00 per share price, there is no guarantee that it will be able to do so. In addition, there are other potential risks which are discussed in the section "Risk Factors."

WHO SHOULD INVEST:
o    Investors seeking relative safety and easy access to investments
o    Investors with a low risk tolerance
o Investors seeking preservation of capital Investors willing to accept lower potential returns in return for safety

(3)FEES AND EXPENSES:
NO LOAD or sales commission is charged to investors in the Funds. You will, however, incur expenses for investment advisory, management, administrative, and shareholder services, all of which are included in a Fund's expense ratio. The U.S. Government Obligations Fund offers two classes of shares: Investor Shares and Select Shares. The Investor Shares are available to certain institutions or individuals that meet minimum investment requirements, and are not subject to a shareholder servicing fee. The Select Shares are available to certain institutions and are subject to a shareholder servicing fee of up to .25% of the net assets of that class. See "Choosing a Share Class."

PURCHASES:
The minimum initial investment is $500 for most accounts ($250 for Individual Retirement Accounts) and $25 thereafter. An initial investment must be accompanied by a Fund's Account Application. Fund shares may be purchased by check, Automated Clearing House, or wire. See "How to Purchase Shares."

REDEMPTIONS:
You can redeem Fund shares by written request or telephone. When the Transfer Agent receives a redemption request in proper form, a Fund will redeem the shares and credit your bank account or send the proceeds to the address designated on your account application. See "How to Redeem Shares."

DIVIDENDS/DISTRIBUTIONS:
Income is accrued by each Fund daily and is paid monthly. Any net capital gains realized by a Fund are paid as dividends annually. A Fund can send your dividends directly to you by mail, credit them to your bank account, reinvest them in the Fund, or invest them in another fund of the Victory Group. The "Victory Group" includes other funds of The Victory Portfolios and Key Mutual Funds. You can make this choice when you fill out an account application. See "Dividends, Distributions, and Taxes."

OTHER SERVICES:
Victory offers a number of other services to better serve shareholders including exchange privileges, automated investment and withdrawal plans, and free check writing services for certain funds (minimum $100 per check). See "How to Exchange Shares" and "How to Redeem Shares." Our toll-free fax number is 800-529-2244. You can reach Victory's Telecommunication Device for the Deaf
(TDD) at 800-970-5296.

AN OVERVIEW OF EACH OF THE FUNDS:


                                               ESTIMATED ANNUAL
                                                EXPENSES AFTER
                                    INCEPTION   WAIVERS (AS A %      NEWSPAPER
       VICTORY FUND                   DATE      OF NET ASSETS)     ABBREVIATION*
--------------------------------------------------------------------------------
Financial Reserves Fund              4/4/83        .65%             Victory FRF
Ohio Municipal Money Market Fund     7/3/85        .65%             Victory OH
Prime Obligations Fund               11/18/86      .90%             Victory PrOb
Tax-Free Money Market Fund           8/24/88       .79%             Victory TF
U.S. Government Obligations Fund -
Investor Shares                      1/7/97        .60%             VictryUSGvI
U.S. Government Obligations Fund -
Select Shares                      11/18/86        .85%             VictryUSGvS

*All newspapers do not carry the same abbreviation.

The following pages provide you with separate overviews of each Fund. Please look at the objective, policies, strategies, risks, expenses, and financial history to determine which Fund will best suit your risk tolerance and investment needs. You should also review "Other Securities and Investment Practices" for additional information about the individual securities in which the Funds can invest and the risks related to these investments.

                             FINANCIAL RESERVES FUND

(1)INVESTMENT OBJECTIVE: The Financial Reserves Fund seeks to provide as high a level of current income as is consistent with preserving capital and providing liquidity.

(1)INVESTMENT POLICIES AND STRATEGY: The Financial Reserves Fund pursues its investment objective by investing primarily in a portfolio of high-quality U.S. dollar-denominated money market instruments.

Under normal market conditions, the Financial Reserves Fund invests primarily in:
o Negotiable certificates of deposit, time deposits, and bankers' acceptances of U.S. and foreign banks
o Short-term corporate obligations, such as commercial paper, notes, and bonds
o    Repurchase Agreements
o    Reverse Repurchase Agreements
o Other debt obligations such as master demand notes, short-term funding agreements, Eurodollars, variable and floating rate securities, and private placement investments
o U.S. Treasury obligations and obligations of government sponsored agencies such as GNMA, FNMA, SLMA, FFCB, FHL, and FHLMC
o    When-issued or delayed-delivery securities
o    Eurodollar debt obligations

Important Characteristics of the Financial Reserves Fund's Investments:
o Quality: Normally, the Financial Reserves Fund invests only in instruments that are rated in the highest category by two or more NRSROs,* or in the highest category if rated by only one NRSRO, or if unrated, determined to be of equivalent quality. The Board of Trustees has established policies to ensure that the Financial Reserves Fund invests in high quality, liquid instruments. For more information on ratings, see the Appendix to the SAI.
o Maturity: Weighted average maturity of 90 days or less. Individual investments may be purchased with maturities ranging from one day to 397 days.

*An NRSRO is a nationally recognized statistical rating organization such as Standard & Poors ("S&P"), Fitch, or Moody's which assigns credit ratings to securities based on the borrower's ability to meet its obligation to make principal and interest payments.

For more information about other securities in which the Financial Reserves Fund can invest, see "Other Securities and Investment Practices" and the SAI.

The Financial Reserves Fund is only available to certain institutions or individuals that meet minimum investment requirements and have trust accounts set up through KeyCorp or its affiliates.

(2)RISK: The Financial Reserves Fund is subject to credit risk, interest rate risk, inflation risk, liquidity risk, and market risk. PLEASE READ "RISK FACTORS" CAREFULLY BEFORE INVESTING.

                             FINANCIAL RESERVES FUND
                                (3)FUND EXPENSES

This section will help you understand the costs and expenses you would pay, directly or indirectly, if you invest in the Financial Reserves Fund. You will note in the table that you do not pay fees of any kind when you purchase, exchange, or redeem shares of the Financial Reserves Fund.

SHAREHOLDER TRANSACTION EXPENSES*

   Sales Charge Imposed on Purchases (as a percentage of
     the offering price)                                          None
   Sales Charge Imposed on Reinvested Dividends                   None
   Deferred Sales Charge                                          None
   Redemption Fees                                                None
   Exchange Fees                                                  None

*You may be charged additional fees if you purchase, exchange, or redeem shares through a broker or agent.

The Annual Fund Operating Expenses table, below, illustrates the estimated operating expenses that you will incur as a shareholder of the Financial Reserves Fund. THESE EXPENSES ARE CHARGED DIRECTLY TO THE FINANCIAL RESERVES FUND. Expenses include management fees as well as the costs of maintaining accounts, administering the Financial Reserves Fund, providing shareholder services, and other activities. The expenses shown are estimated based on historical or projected expenses of the Financial Reserves Fund.

ANNUAL FUND OPERATING EXPENSES (AFTER EXPENSE WAIVERS AND REIMBURSEMENTS) (as a percentage of average daily net assets):

            Management Fee(1)                                        .42%
            Other Expenses(2)                                        .23%
                                                                      ---
            Total Fund Operating Expenses(1)                         .65%
                                                                      ===

(1) These fees have been voluntarily reduced. Without this waiver, the Management Fee would be .50% and Total Fund Operating Expenses would be .73%.
(2) Other Expenses includes an estimate of the shareholder servicing fees the Financial Reserves Fund expects to pay. See "Organization and Management of the Funds--Shareholder Servicing Plan."

The following example is designed to help you understand the various costs you will bear, directly or indirectly, as an investor in the Financial Reserves Fund.

EXAMPLE: You would pay the following expenses on a $1,000 investment in the Financial Reserves Fund, assuming: (1) a 5% annual return, and (2) redemption at the end of each time period.

                                  1 YEAR      3 YEARS      5 YEARS      10 YEARS
                                  ------      -------      -------      --------

FINANCIAL RESERVES FUND               $7          $21          $36           $81

THIS EXAMPLE IS ONLY AN ILLUSTRATION. ACTUAL EXPENSES AND RETURNS WILL VARY.

                            (4) FINANCIAL HIGHLIGHTS

****The Financial Highlights describe the Financial Reserves Fund's returns and operating expenses over time. This table shows the results of an investment in one share of the Financial Reserves Fund for each of the periods indicated.****

The Financial Highlights were audited by Coopers & Lybrand L.L.P. for the 1995 and 1996 periods, and by other auditors for all earlier periods. This information should be read in conjunction with the Financial Reserves Fund's most recent Annual Report to shareholders, which is incorporated by reference into the SAI. If you would like a copy of the Annual Report, write or call the Financial Reserves Fund at 800-KEY-FUND.

Variability, as shown by year-to-year total return: (Insert chart showing total return)


                             FINANCIAL RESERVES FUND

                                                                                                             Year Ended October 31
                                                     -----------------------------------------------------------------------------
                                                           1996     1995(c)      1994(b)    1993(a)(b)   1992(a)(b)    1991(a)(b)

Net Asset Value, Beginning of Period                     $1.000      $1.000       $1.000        $1.000       $1.000        $1.000
Investment Activities
  Net investment income                                   0.049       0.054        0.035          0.03         0.04          0.06
Distributions
  Net investment income                                  (0.049)     (0.054)      (0.035)       (0.030)      (0.040)       (0.060)
Net Asset Value, End of Period                            $1.00       $1.00        $1.00         $1.00        $1.00         $1.00
Total Return                                              5.00%       5.50%        3.57%         2.81%        3.76%         6.28%
Ratios/Supplemental Data:
Net Assets, End of Period (000)                        $767,990    $762,693     $433,266      $457,872     $523,889      $412,542
Ratio of expenses to average net assets                   0.67%       0.60%        0.57%         0.55%        0.55%         0.55%
Ratio of net investment income to average net assets      4.89%       5.40%        3.48%         2.78%        3.67%         6.12%
Ratio of expenses to average net assets(d)                0.75%       0.76%        0.73%         0.70%        0.70%         0.62%
Ratio of net investment income to average net
assets(d)                                                 4.81%       5.24%        3.32%         2.63%        3.52%         6.05%


                                                          1990(b)       1989(b)      1988(b)      1987(b)       1986(b)

Net Asset Value, Beginning of Period                     $1.000        $1.000       $1.000       $1.000        $1.000
Investment Activities
  Net investment income                                    0.08          0.09         0.07         0.06          0.07
Distributions
  Net investment income                                  (0.080)       (0.090)      (0.070)      (0.060)       (0.070)
Net Asset Value, End of Period                            $1.00         $1.00        $1.00        $1.00         $1.00
Total Return                                              8.12%         9.14%        7.13%        6.19%         6.87%
Ratios/Supplemental Data:
Net Assets, End of Period (000)                        $432,905      $369,582     $409,440     $388,938      $231,823
Ratio of expenses to average net assets                   0.55%         0.56%        0.54%        0.56%         0.57%
Ratio of net investment income to average net assets      7.84%         8.77%        6.92%        6.06%         6.55%
Ratio of expenses to average net assets(d)
Ratio of net investment income to average net
assets(d)


(a) Effective May 16, 1991, Ameritrust Company National Association became investment adviser to the Fund. Effective March 16, 1992, Ameritrust was acquired by Society Corporation and merged into Society National Bank, a wholly-owned subsidiary of Society Corporation, on July 13, 1992. On January 7, 1993, Society Asset Management, Inc., a wholly-owned subsidiary of Society Corporation, was named investment adviser to the Fund.
(b)  Audited  by other  auditors.  The  information  for the  fiscal  year ended
     October 31, 1994 was audited by KPMG Peat Marwick LLP, and by Price Waterhouse LLP for all earlier periods.
(c) Effective June 5, 1995, the Victory Financial Reserves Portfolio became the Financial Reserves Fund.
(d) During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

                        OHIO MUNICIPAL MONEY MARKET FUND

(1)INVESTMENT OBJECTIVE: The Ohio Municipal Money Market Fund seeks to provide current income exempt from federal regular income tax and the personal income taxes imposed by the State of Ohio and Ohio municipalities consistent with stability of principal.

(1)INVESTMENT POLICIES AND STRATEGY: The Ohio Municipal Money Market Fund pursues its investment objective by investing at least 80% of its total assets in short-term Ohio municipal securities. The interest income on these securities is exempt from federal regular income tax. Federal regular income tax does not include the individual or corporate federal alternative minimum tax. The Ohio Municipal Money Market Fund expects to invest at least 65% of its total assets in debt securities that pay interest which is also exempt from Ohio state income tax.

Under normal market conditions, the Ohio Municipal Money Market Fund primarily invests in:
o Short-term municipal obligations, such as commercial paper, notes, and bonds
o    Tax, revenue,  and bond anticipation notes
o Variable rate demand notes, municipal bonds, and participation interests in any of the above obligations

Important Characteristics of the Ohio Municipal Money Market Fund's Investments:
o Quality: Normally, the Ohio Municipal Money Market Fund invests only in instruments that are rated in the highest category by two or more NRSROs,* in the highest category if rated by only one NRSRO, or if unrated, determined to be of equivalent quality. The Board of Trustees has established policies to ensure that the Ohio Municipal Money Market Fund invests in high quality, liquid instruments. For more information on ratings, see the Appendix to the SAI.
o Maturity: Weighted average maturity of 90 days or less. Individual investments may be purchased with maturities ranging from one day to 397 days.

For more information about other securities in which the Ohio Municipal Money Market Fund can invest, see "Other Securities and Investment Practices" and the SAI.

*An NRSRO is a nationally recognized statistical rating organization such as Standard & Poors ("S&P"), Fitch, or Moody's which assigns credit ratings to securities based on the borrower's ability to meet its obligation to make principal and interest payments.

(2)RISK: The Ohio Municipal Money Market Fund primarily invests in securities issued by the State of Ohio and its municipalities. This could make the Ohio Municipal Money Market Fund more susceptible to economic, political, or credit risks than a fund that invests in a more diversified geographic area. The SAI explains the risks specific to investments in Ohio securities. A large portion of the securities held by the Ohio Municipal Money Market Fund are supported by letters of credit from U.S. or foreign banks. Changes in the credit quality of other banks could cause losses to the Ohio Municipal Money Market Fund and affect its share price. The Ohio Municipal Money Market Fund is subject to credit risk, interest rate risk, inflation risk, liquidity risk, and market risk. The Ohio Municipal Money Market Fund is also subject to the risks common to mutual funds that invest in municipal debt securities, i.e., tax-exempt status risk, concentration, and diversification risk. PLEASE READ "RISK FACTORS" CAREFULLY BEFORE INVESTING.

                        OHIO MUNICIPAL MONEY MARKET FUND
                                (3)FUND EXPENSES

This section will help you understand the costs and expenses you would pay, directly or indirectly, if you invest in the Ohio Municipal Money Market Fund. You will note in the table that you do not pay fees of any kind when you purchase, exchange, or redeem shares of the Ohio Municipal Money Market Fund.

SHAREHOLDER TRANSACTION EXPENSES*

     Sales Charge Imposed on Purchases (as a percentage of
       the offering price)                                                None
     Sales Charge Imposed on Reinvested Dividends                         None
     Deferred Sales Charge                                                None
     Redemption Fees                                                      None
     Exchange Fees                                                        None

*You may be charged additional fees if you purchase, exchange, or redeem shares through a broker or agent.

The Annual Fund Operating Expenses table, below, illustrates the estimated operating expenses that you will incur as a shareholder of the Ohio Municipal Money Market Fund. THESE EXPENSES ARE CHARGED DIRECTLY TO THE OHIO MUNICIPAL MONEY MARKET FUND. Expenses include management fees as well as the costs of maintaining accounts, administering the Ohio Municipal Money Market Fund, providing shareholder services, and other activities. The expenses shown are estimated based on historical or projected expenses of the Ohio Municipal Money Market Fund.

ANNUAL FUND OPERATING EXPENSES (AFTER EXPENSE WAIVERS AND REIMBURSEMENTS) (as a percentage of average daily net assets):

            Management Fee(1)                                  .20%
            Other Expenses(2)                                  .45%
                                                               ----
            Total Fund Operating Expenses(1)                   .65%

(1) These fees have been voluntarily reduced. Without this waiver, the Management Fee would be .50% and Total Fund Operating Expenses would be .95%.
(2) Other Expenses includes an estimate of the shareholder servicing fees the Ohio Municipal Money Market Fund expects to pay. See "Organization and Management of the Funds--Shareholder Servicing Plan."

The following example is designed to help you understand the various costs you will bear, directly or indirectly, as an investor in the Ohio Municipal Money Market Fund.

EXAMPLE: You would pay the following expenses on a $1,000 investment in the Ohio Municipal Money Market Fund, assuming: (1) a 5% annual return, and (2) redemption at the end of each time period.

                                      1 YEAR    3 YEARS    5 YEARS     10 YEARS
                                      ------    -------    -------     --------
OHIO MUNICIPAL MONEY MARKET FUND        $7        $21        $36         $81

THIS EXAMPLE IS ONLY AN ILLUSTRATION. ACTUAL EXPENSES AND RETURNS WILL VARY.

                             (4)FINANCIAL HIGHLIGHTS

****The Financial Highlights describe the Ohio Municipal Money Market Fund's returns and operating expenses over time. This table shows the results of an investment in one share of the Ohio Municipal Money Market Fund for each of the periods indicated.****

The Financial Highlights were audited by Coopers & Lybrand L.L.P. for the 1995 and 1996 periods, and by other auditors for all earlier periods. This information should be read in conjunction with the Ohio Municipal Money Market Fund's most recent Annual Report to shareholders, which is incorporated by reference into the SAI. If you would like a copy of the Annual Report, write or call the Ohio Municipal Money Market Fund at 800-KEY-FUND.

Variability, as shown by year-to-year total return: (Insert chart showing total return)



                                                                    OHIO MUNICIPAL MONEY MARKET FUND
                                            Year         Two Months
                                            Ended           Ended
                                          October 31,     October 31,                                          Year Ended August 31,
                                            1996            1995          1995(b)        1994(c)      1993(a)(c)       1992(a)(c)
                                             ----            ----          -------        -------      ----------       ----------
NET ASSET VALUE, BEGINNING
  OF PERIOD                                 $1.000          $1.000         $1.000        $1.000         $1.000           $1.000
Investment Activities
  Net investment income                      0.030           0.006          0.033         0.021          0.021            0.031
Distributions
  Net investment income                     (0.030)         (0.006)        (0.033)       (0.021)        (0.021)          (0.031)
                                            -------         -------        -------       -------        -------          -------
NET ASSET VALUE, END OF PERIOD              $1.000         $1.000         $1.000        $1.000         $1.000           $1.000
                                            ======         =======        =======       =======        =======          =======
Total Return                                 3.11%        0.55%(d)          3.33%         2.10%          2.14%            3.18%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000)           $561,131        $510,632       $502,453      $318,132       $262,681         $252,705
Ratio of expenses to
  average net assets                         0.67%        0.64%(e)          0.63%         0.65%          0.65%            0.65%
Ratio of net interest income
  to average net assets                      3.03%        3.31%(e)          3.33%         2.08%          2.12%            3.13%
Ratio of expenses to
  average net assets(f)                      0.97%        0.92%(e)          0.94%         0.76%          0.72%            0.68%
Ratio of net interest income
  to average net assets(f)                   2.73%        3.03%(e)          3.02%         1.97%          2.05%            3.10%


                                 1991(a)(c)       1990(c)          1989(c)        1988(c)           1987(c)           1986(c)
                                 ------           -------          -------         -----            ------            -------
NET ASSET VALUE, BEGINNING
  OF PERIOD                       $1.000           $1.000           $1.000          $1.000           $1.000           $1.000
Investment Activities
  Net investment income            0.046            0.053            0.056           0.044            0.036            0.045
Distributions
  Net investment income           (0.046)          (0.053)          (0.056)         (0.044)          (0.036)          (0.045)
                                  -------          -------          -------         -------          -------          -------
NET ASSET VALUE, END OF PERIOD   $1.000           $1.000           $1.000          $1.000           $1.000           $1.000
                                 =======          =======          =======         =======          =======          ======
Total Return                       4.67%            5.50%            5.76%           4.50%            3.75%            4.60%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000) $253,177         $297,845         $278,337        $257,002         $223,677         $160,061
Ratio of expenses to
  average net assets               0.64%            0.65%            0.65%           0.63%            0.62%            0.63%
Ratio of net interest income
  to average net assets            4.59%            5.36%            5.60%           4.41%            3.71%            4.30%
Ratio of expenses to
  average net assets(f)            0.66%                                             0.66%                             0.73%
Ratio of net interest income
  to average net assets(f)         4.57%                                             4.38%                             4.21%(f)




(a) Effective February 27, 1991, Ameritrust Company National Association became investment adviser to the Fund. Effective March 16, 1992, Ameritrust was acquired by Society Corporation, and merged into Society National Bank, a wholly-owned subsidiary of Society Corporation on July 13, 1992. Effective February 3, 1993, Society Asset Management, Inc., a wholly-owned subsidiary of Society Corporation, was named investment adviser to the Fund.
(b) Effective June 5, 1995, the Victory Ohio Municipal Money Market Portfolio became the Ohio Municipal Money Market Fund.
(c) Audited by other auditors. The information for the fiscal year ended August 31, 1994 was audited by KPMG Peat Marwick LLP, and by Ernst & Young LLP for all earlier periods.
(d)  Not annualized.
(e)  Annualized.
(f) During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

                             PRIME OBLIGATIONS FUND

(1)INVESTMENT OBJECTIVE: The Prime Obligations Fund seeks to provide current income consistent with liquidity and stability of principal.

(1)INVESTMENT POLICIES AND STRATEGY: The Prime Obligations Fund pursues its investment objective by investing primarily in short-term, high-quality debt instruments.

Normally, the Prime Obligations Fund invests only in instruments that are rated in the highest category by two or more NRSROs,* or in the highest category if rated by only one NRSRO, or if unrated, determined to be of equivalent quality. The Board of Trustees has established policies to ensure that the Prime Obligations Fund invests in high quality, liquid instruments.

Under normal market conditions, the Prime Obligations Fund invests primarily in:
o Negotiable certificates of deposit, time deposits, and bankers' acceptances of U.S. and foreign banks.
o Short-term corporate obligations, such as commercial paper, notes, and bonds.
o    Repurchase Agreements
o    Reverse Repurchase Agreements
o Other debt obligations such as master demand notes, short-term funding agreements, Eurodollars, variable and floating rate securities, and private placement investments.
o U.S. Government obligations which may be backed by the creditworthiness of the issuing agency, such as GNMAs, FNMAs, and SLMAs.
o    When-issued or delayed-delivery securities.

Important Characteristics of the Prime Obligations Fund's Investments:
o Quality: Instruments rated A or above by S&P, Fitch, Moody's, or another NRSRO. For more information on ratings, see the Appendix to the SAI.
o Maturity: Weighted average maturity of 90 days or less. Individual investments may be purchased with maturities ranging from one day to 397 days.

For more information about other securities in which the Prime Obligations Fund can invest, see "Other Securities and Investment Practices" and the SAI.

*An NRSRO is a nationally recognized statistical rating organization such as Standard & Poors ("S&P"), Fitch, or Moody's which assigns credit ratings to securities based on the borrower's ability to meet its obligation to make principal and interest payments.

(2)RISK: The Prime Obligations Fund is subject to credit risk, interest rate risk, inflation risk, liquidity risk, and market risk. PLEASE READ "RISK FACTORS" CAREFULLY BEFORE INVESTING.

                             PRIME OBLIGATIONS FUND
                                (3)FUND EXPENSES

This section will help you understand the costs and expenses you would pay, directly or indirectly, if you invest in the Prime Obligations Fund. You will note in the table that you do not pay fees of any kind when you purchase, exchange, or redeem shares of the Prime Obligations Fund.

SHAREHOLDER TRANSACTION EXPENSES*
    Sales Charge Imposed on Purchases (as a percentage of
      the offering price)                                    None
    Sales Charge Imposed on Reinvested Dividends             None
    Deferred Sales Charge                                    None
    Redemption Fees                                          None
    Exchange Fees                                            None

*You may be charged additional fees if you purchase, exchange, or redeem shares through a broker or agent.

The Annual Fund Operating Expenses table, below, illustrates the estimated operating expenses that you will incur as a shareholder of the Prime Obligations Fund. THESE EXPENSES ARE CHARGED DIRECTLY TO THE PRIME OBLIGATIONS FUND. Expenses include management fees as well as the costs of maintaining accounts, administering the Prime Obligations Fund, providing shareholder services, and other activities. The expenses shown are estimated based on historical or projected expenses of the Prime Obligations Fund.

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average daily net assets)
            Management Fee                                               .35%
            Other Expenses(1)                                            .55%
                                                                          ---
            Total Fund Operating Expenses                                .90%
                                                                          ===

(1) Other Expenses includes an estimate of the shareholder servicing fees the Prime Obligations Fund expects to pay. See "Organization and Management of the Funds -- Shareholder Servicing Plan."

The following example is designed to help you understand the various costs you will bear, directly or indirectly, as an investor in the Prime Obligations Fund.

EXAMPLE: You would pay the following expenses on a $1,000 investment in the Prime Obligations Fund, assuming: (1) a 5% annual return, and (2) redemption at the end of each time period.

                               1 YEAR       3 YEARS       5 YEARS     10 YEARS
                               ------       -------       -------     --------
PRIME OBLIGATIONS FUND             $9           $29           $50         $111

THIS EXAMPLE IS ONLY AN ILLUSTRATION. ACTUAL EXPENSES AND RETURNS WILL VARY.

                             (4)FINANCIAL HIGHLIGHTS

****The Financial Highlights describe the Prime Obligations Fund's returns and operating expenses over time. This table shows the results of an investment in one share of the Prime Obligations Fund for each of the periods indicated.****

The Financial Highlights were audited by Coopers & Lybrand L.L.P. This information should be read in conjunction with the Prime Obligations Fund's most recent Annual Report to shareholders, which is incorporated by reference into the SAI. If you would like a copy of the Annual Report, write or call the Prime Obligations Fund at 800-KEY-FUND.

Variability, as shown by year-to-year total return: (Insert chart showing total return)



                                                                   PRIME OBLIGATIONS FUND

                                                                                                          YEAR ENDED OCTOBER 31,
                                                      1996             1995            1994             1993            1992
                                                      ----             ----            ----             ----            ----

NET ASSET VALUE, BEGINNING
  OF PERIOD                                      $ 1.000          $ 1.000         $  1.000         $  1.000            $  1.000
Investment Activities
  Net investment income                            0.047            0.051            0.035            0.030               0.037
Net realized losses from
  investment transactions                           ----             ----           (0.003)            ----                ----
                                                                                    ------
Total from Investment
  Activities                                       0.047            0.051            0.032            0.030               0.037
Distributions
  Net investment income                           (0.047)          (0.051)          (0.035)          (0.030)             (0.037)
                                                  -------          ------            ------          -------              ------

Capital transactions                                 ----             ----           0.003(a)          -- --               -- --
                                                 --------        ---------     --  --------           ------               -----
NET ASSET VALUE, END OF PERIOD                   $ 1.000          $ 1.000         $  1.000         $  1.000            $  1.000
                                                 ========         =========       ==========       ==========          =========
Total Return                                        4.81%            5.26%            3.57%           3.05%                3.77%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000)                  $496,019          $456,266        $782,303         $720,024           $524,338
Ratio of expenses to average
   net assets                                        0.87%           0.74%            0.62%           0.60%                0.61%
Ratio of net investment income
  to average net assets                              4.72%           5.09%            3.52%           2.96%                3.68%
Ratio of expenses to average
  net assets (c)                                                                      0.79%
Ratio of net investment income
  to average net assets(c)                                                            3.35%



                                       1991           1990(b)          1989(b)
                                       ----           -------          -------
NET ASSET VALUE, BEGINNING
  OF PERIOD                         $  1.000         $  1.000        $  1.000
Investment Activities
  Net investment income                0.061            0.078           0.087
Net realized losses from
  investment transactions               ----             ----            ----
Total from Investment
  Activities                           0.061            0.078           0.087
Distributions
  Net investment income               (0.061)          (0.078)         (0.087)
                                       ------           ------          ------

Capital transactions                     ----             ----            ----
                                         ----             ----            ----
NET ASSET VALUE, END OF PERIOD       $ 1.000          $ 1.000        $  1.000
                                     =========        =========      ========
Total Return                            6.32%            8.06%           9.02%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000)     $442,263         $444,238        $304,186
Ratio of expenses to average
   net assets                           0.62%            0.62%           0.61%
Ratio of net investment income
  to average net assets                 6.14%            7.76%           8.69%
Ratio of expenses to average
  net assets (c)
Ratio of net investment income
  to average net assets(c)


(a) During 1994, KeyCorp made a capital contribution of approximately $2,506,000 for losses realized from the disposition of certain securities.

(b) This information is not included in the financial statements audited by Coopers & Lybrand L.L.P.

(c) During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

                           TAX-FREE MONEY MARKET FUND

(1)INVESTMENT OBJECTIVE: The Tax-Free Money Market Fund seeks to provide current interest income free from federal income taxes consistent with relative liquidity and stability of principal.

(1)INVESTMENT POLICIES AND STRATEGY: The Tax-Free Money Market Fund pursues its investment objective by investing at least 80% of its total assets in short-term, high-quality municipal securities issued by or on behalf of U.S. states, territories and possessions. The interest income on these securities is exempt from federal regular income tax. Federal regular income tax does not include the individual or corporate federal alternative minimum tax.

Under normal market conditions, the Tax-Free Money Market Fund invests primarily in:
o    General obligation and revenue securities.
o    Moral obligation securities and refunded bonds.
o    Variable rate demand notes and municipal bonds.

Important Characteristics of the Tax-Free Money Market Fund's Investments:
o Quality: Normally, the Tax-Free Money Market Fund invests only in instruments that are rated in the highest category by two or more NRSROs, or in the highest category if rated by only one NRSRO, or if unrated, determined to be of equivalent quality. The Board of Trustees has established policies to ensure that the Tax-Free Money Market Fund invests in high quality, liquid instruments. For more information on ratings, see the Appendix to the SAI.
o Maturity: Weighted average maturity of 90 days or less. Individual investments may be purchased with maturities ranging from one day to 397 days.

For more information about other securities in which the Tax-Free Money Market Fund can invest, see "Other Securities and Investment Practices" and the SAI.

(2)RISK: A large portion of the securities held by the Tax-Free Money Market Fund are supported by letters of credit from U.S. or foreign banks. Changes in the credit quality of other banks could cause losses to the Tax-Free Money Market Fund and affect its share price. This Tax-Free Money Market Fund is subject to credit risk, interest rate risk, inflation risk, liquidity risk, and market risk. The Tax-Free Money Market Fund is also subject to the risks common to mutual funds that invest in municipal debt securities, i.e., tax-exempt status risk. PLEASE READ "RISK FACTORS" CAREFULLY BEFORE INVESTING.

                           TAX-FREE MONEY MARKET FUND
                                (3)FUND EXPENSES

This section will help you understand the costs and expenses you would pay, directly or indirectly, if you invest in the Tax-Free Money Market Fund. You will note in the table that you do not pay fees of any kind when you purchase, exchange, or redeem shares of the Tax-Free Money Market Fund.

SHAREHOLDER TRANSACTION EXPENSES*
    Sales Charge Imposed on Purchases (as a percentage of
      the offering price)                                      None
    Sales Charge Imposed on Reinvested Dividends               None
    Deferred Sales Charge                                      None
    Redemption Fees                                            None
    Exchange Fees                                              None

*You may be charged additional fees if you purchase, exchange, or redeem shares through a broker or agent.

The Annual Fund Operating Expense table, below, illustrates the estimated operating expenses that you will incur as a shareholder of the Tax-Free Money Market Fund. THESE EXPENSES ARE CHARGED DIRECTLY TO THE TAX-FREE MONEY MARKET FUND. Expenses include management fees as well as the costs of maintaining accounts, administering the Tax-Free Money Market Fund, providing shareholder services, and other activities. The expenses shown are estimated based on historical or projected expenses of the Tax-Free Money Market Fund.

ANNUAL FUND OPERATING EXPENSES (as a percentage of average daily net assets)
     Management Fee                                                 .35%
     Other Expenses(1)                                              .44%
                                                                   ----
     Total Fund Operating Expenses(1)                               .79%
                                                                   ====

(1) Other Expenses includes an estimate of shareholder servicing fees the Tax-Free Money Market Fund expects to pay. See "Organization and Management of the Funds -- Shareholder Servicing Plan."

The following example is designed to help you understand the various costs you will bear, directly or indirectly, as an investor in the Tax-Free Money Market Fund.

EXAMPLE: You would pay the following expenses on a $1,000 investment in the Tax-Free Money Market Fund, assuming: (1) a 5% annual return, and (2) redemption at the end of each time period.

                                 1 YEAR       3 YEARS     5 YEARS    10 YEARS
                                 ------       -------     -------    --------

TAX-FREE MONEY MARKET FUND           $8          $25         $44          $98

THIS EXAMPLE IS ONLY AN ILLUSTRATION. ACTUAL EXPENSES AND RETURNS WILL VARY.

                             (4)FINANCIAL HIGHLIGHTS

****The Financial Highlights describe the Tax-Free Money Market Fund's returns and operating expenses over time. This table shows the results of an investment in one share of the Tax-Free Money Market Fund for each of the periods indicated.****

The Financial Highlights were audited by Coopers & Lybrand L.L.P. This information should be read in conjunction with the Tax-Free Money Market Fund's most recent Annual Report to shareholders, which is incorporated by reference into the SAI. If you would like a copy of the Annual Report, write or call the Tax-Free Money Market Fund at 800-KEY-FUND.

Variability, as shown by year-to-year total return: (Insert chart showing total return).




                                                                 TAX-FREE MONEY MARKET FUND

                                                                                                       YEAR ENDED OCTOBER 31,
                                                                                                       ---------------------
                                   1996             1995            1994             1993            1992             1991
                                   ----             ----            ----             ----            ----             ----
NET ASSET VALUE, BEGINNING OF
PERIOD                            $ 1.000         $ 1.000          $ 1.000         $ 1.000          $ 1.000         $ 1.000
                                  -------         -------          -------         -------          -------         -------
Investment Activities
  Net investment income            0.030           0.034            0.021            0.020            0.027            0.043
Distributions
  Net investment income           (0.030)         (0.034)          (0.021)          (0.020)          (0.027)         (0.043)
                                  -------         -------          -------          -------         --------         -------

NET ASSET VALUE, END OF PERIOD    $ 1.000         $ 1.000          $ 1.000         $ 1.000          $ 1.000         $ 1.000
                                  =======         =======          =======         =======          =======         =======
Total Return                        3.04%           3.42%            2.17%            2.06%           2.77%            4.44%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of
  Period (000)                    $344,796        $307,726         $198,561        $189,351         $151,012        $129,601
Ratio of expenses to average
  net assets                       0.78%           0.61%            0.60%             0.59%           0.61%            0.62%
Ratio of net investment
  income to average
  net assets                       2.97%           3.36%            2.14%             2.04%           2.70%            4.29%
Ratio of expenses to average
  net assets(a)                    0.80%           0.62%            0.79%             0.60%
Ratio of net investment
  income to average
  net assets(a)                    2.95%           3.35%            1.95%             2.02%



                                      YEAR ENDED OCTOBER 31,
                                      ---------------------
                                      1990             1989
                                      ----             ----
NET ASSET VALUE, BEGINNING OF
PERIOD                              $ 1.000         $ 1.000
                                     -------         -------
Investment Activities
  Net investment income               0.054           0.059
Distributions
  Net investment income              (0.054)         (0.059)
                                     -------         -------

NET ASSET VALUE, END OF PERIOD      $ 1.000         $ 1.000
                                    =======         =======
Total Return                        5.48%            6.04%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of
  Period (000)                     $134,652         $85,556
Ratio of expenses to average
  net assets                        0.63%            0.58%
Ratio of net investment
  income to average
  net assets                        5.32%            5.88%
Ratio of expenses to average
  net assets(a)                                      0.67%
Ratio of net investment
  income to average
  net assets(a)                                      5.79%



(a) During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

                        U.S. GOVERNMENT OBLIGATIONS FUND

(1)INVESTMENT OBJECTIVE: The U.S. Government Obligations Fund seeks to provide current income consistent with liquidity and stability of principal.

(1)INVESTMENT POLICIES AND STRATEGY: The U.S. Government Obligations Fund pursues its investment objective by investing only in short-term U.S. Government securities backed by the full faith and credit of the U.S. Treasury, and repurchase agreements collaterilized by these securities.

Under normal market conditions, the U.S. Government Obligations Fund invests primarily in:
o U.S. Treasury bills, notes, and other obligations issued or guaranteed by the U.S. Government.
o    Repurchase Agreements
o    Reverse Repurchase Agreements

Important Characteristics of the U.S. Government Obligations Fund's Investments:
o Quality: Instruments issued by the U.S. Treasury are of the highest quality, since they are backed by the U.S. Government.
o Maturity: Weighted average maturity of 90 days or less. Individual investments may be purchased with maturities ranging from one day to 397 days.

For more information about other securities in which the U.S. Government Obligations Fund can invest, see "Other Securities and Investment Practices" and the SAI.

(2)RISK: The U.S. Government Obligations Fund is subject to credit risk, interest rate risk, inflation risk, liquidity risk, and market risk. PLEASE READ "RISK FACTORS" CAREFULLY BEFORE INVESTING.

                        U.S. GOVERNMENT OBLIGATIONS FUND
                                (3)FUND EXPENSES

This section will help you understand the costs and expenses you would pay, directly or indirectly, if you invest in the U.S. Government Obligations Fund. You will note in the table that you do not pay fees of any kind when you purchase, exchange, or redeem shares of the U.S. Government Obligations Fund.

                                                    INVESTOR             SELECT
SHAREHOLDER TRANSACTION EXPENSES*                   SHARES               SHARES
                                                    ------               ------
   Sales Charge Imposed on Purchases                None                 None
   Sales Charge Imposed on Reinvested Dividends     None                 None
   Deferred Sales Charge                            None                 None
   Redemption Fees                                  None                 None
   Exchange Fees                                    None                 None

*You may be charged additional fees if you purchase, exchange, or redeem shares through a broker or agent.

The Annual Fund Operating Expenses table, below, illustrates the estimated operating expenses that you will incur as a shareholder of the U.S. Government Obligations Fund. THESE EXPENSES ARE CHARGED DIRECTLY TO THE U.S. GOVERNMENT
OBLIGATIONS FUND. Expenses include management fees as well as the costs of maintaining accounts, administering the U.S. Government Obligations Fund, providing shareholder services, and other activities. The expenses shown are estimated based on historical or projected expenses of the U.S. Government Obligations Fund.

                                                       INVESTOR         SELECT
ANNUAL FUND OPERATING EXPENSES                         SHARES           SHARES
(as a percentage of average daily net assets)
    Management Fee                                     .35%             .35%
    Other Expenses                                     .25%             .50%(1)
                                                       ----             ----
    Total Fund Operating Expenses                      .60%             .85%(1)
                                                       ====             ====

(1) Other Expenses includes an estimate of shareholder servicing fees the U.S. Government Obligations Fund expects to pay. See "Organization and Management of the Funds -- Shareholder Servicing Plan."

The following example is designed to help you understand the various costs you will bear, directly or indirectly, as an investor in the U.S. Government Obligations Fund.

EXAMPLE: You would pay the following expenses on a $1,000 investment in the U.S. Government Obligations Fund, assuming: (1) a 5% annual return, and (2) redemption at the end of each time period.

                       1 YEAR      3 YEARS     5 YEARS      10 YEARS
                       ------      -------     -------      --------
INVESTOR SHARES          $6          $19         $33          $75
SELECT SHARES            $9          $27         $47         $105

THIS EXAMPLE IS ONLY AN ILLUSTRATION. ACTUAL EXPENSES AND RETURNS WILL VARY.

                             (4)FINANCIAL HIGHLIGHTS

****The Financial Highlights describe the U.S. Government Obligations Fund's returns and operating expenses over time. This table shows the results of an investment in one share of the U.S. Government Obligations Fund for each of the periods indicated.****

The financial highlights were audited by Coopers & Lybrand L.L.P. There is no information on Investor Shares, since they were not sold prior to February 1, 1997. This information should be read in conjunction with the U.S. Government Obligations Fund's most recent Annual Report to shareholders, which is incorporated by reference into the SAI. If you would like a copy of the Annual Report, write or call the U.S. Government Obligations Fund at 800-KEY-FUND.

Variability, as shown by year-to-year total return: (Insert chart showing total return)




                        U.S. GOVERNMENT OBLIGATIONS FUND
                                  SELECT SHARES


                                                                                        Year Ended October 31,
                                  1996            1995(b)           1994             1993         1992             1991
                                  ----            -------           ----             ----         ----             ----
NET ASSET VALUE, BEGINNING
OF PERIOD                        $  1.000        $  1.000         $  1.000        $  1.000     $  1.000        $  1.000
                                 --------        --------         --------        --------      --------        --------
Investment Activities
  Net investment income             0.049           0.052            0.032           0.026        0.036            0.060
Distributions
  Net investment income            (0.049)         (0.052)          (0.032)         (0.026)      (0.036)          (0.060)
                                   ------          ------           -------         ------     --------         --------
NET ASSET VALUE, END
  OF PERIOD                      $  1.000        $  1.000         $  1.000        $  1.000     $  1.000         $  1.000
                                 ========        ========         ========        ========     ========         ========
Total Return                        4.96%           5.38%            3.30%           2.62%        3.66%            6.14%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of
  Period (000)                 $1,357,817        $964,929         $412,048        $515,734     $579,836         $430,248
Ratio of expenses to
  average net assets                0.61%           0.58%            0.63%           0.60%        0.60%            0.60%
Ratio of net investment
  income to average
  net assets                        4.84%           5.28%            3.20%           2.57%        3.50%            5.92%
Ratio of expenses to
  average net assets(a)                             0.60%            0.80%
Ratio of net investment
  income to average
  net assets(a)                                     5.26%            3.03%


                                  Year Ended October 31,
                                 1990(c)          1989(c)
                                 -------          -------
NET ASSET VALUE, BEGINNING
OF PERIOD                      $  1.000         $  1.000
                                --------         --------
Investment Activities
  Net investment income            0.076           0.081
Distributions
  Net investment income           (0.076)         (0.081)
                                --------        --------
NET ASSET VALUE, END
  OF PERIOD                     $  1.000        $  1.000
                                ========        ========
Total Return                       7.83%           8.44%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of
  Period (000)                  $376,021        $152,718
Ratio of expenses to
  average net assets               0.62%           0.62%
Ratio of net investment
  income to average
  net assets                       7.56%           8.16%
Ratio of expenses to
  average net assets(a)
Ratio of net investment
  income to average
  net assets(a)


(a) During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(b) Effective June 5, 1995, the Victory U.S. Treasury Money Market Portfolio merged into the U.S. Government Obligations Fund. Financial highlights for the periods prior to June 5, 1995 represent the U.S. Government Obligations Fund.
(c) This information is not included in the financial statements audited by Coopers & Lybrand L.L.P.

                               (2) RISK FACTORS

This prospectus describes some of the risks that you may assume as an investor in the Funds. By matching your investment objective with a comfortable level of risk you can create your own customized investment plan. Some limitations on the Funds' investments are described in the section that follows. "Other Securities and Investment Practices" at the end of this prospectus provides additional information about the securities mentioned in the overview of each of the Funds. As with any mutual fund, there is no guarantee that a Fund will earn income or show a positive total return over time. ****It is important to keep in mind one basic principle of investing: the greater the risk, the greater the potential reward. The reverse is also generally true: the lower the risk, the lower the potential reward.**** Over time, money market mutual funds have offered investors the least amount of principal risk; therefore, the potential return usually is lower than for other types of investments.

The following risks are common to all MUTUAL FUNDS:
o MARKET RISK is the risk that the market value of a security will fluctuate, depending on the supply and demand for that type of security. As a result of this fluctuation, a security may be worth more or less than the price a Fund originally paid for it, or less than the security was worth at an earlier time. Market risk may affect a single issuer, an industry, a sector of the economy, or the entire market, and is common to all investments.

The following risks are common to all MONEY MARKET MUTUAL FUNDS:
o INTEREST RATE RISK. The value of a debt security typically changes in the opposite direction from a change in interest rates. When interest rates go up, the value of a fixed-rate security typically goes down. When interest rates go down, the value of these securities typically goes up. Generally, the market values of securities with longer maturities are more sensitive to changes in interest rates.
o CREDIT (OR DEFAULT) RISK is the risk that the issuer of a debt security will be unable to make timely payments of interest or principal. Although the Funds generally invest in only high-quality securities, the interest or principal payments are not insured or guaranteed.
o INFLATION RISK is the risk that inflation will erode the purchasing power of the cash flows generated by debt securities held by a Fund. Fixed-rate debt securities are more susceptible to this risk than floating-rate debt securities.

The  following  risk is common to mutual  funds that  invest in  MUNICIPAL  DEBT
SECURITIES:
o TAX-EXEMPT STATUS RISK is the risk that a municipal debt security issued as a tax-exempt security may be declared by the Internal Revenue Service to be taxable.

The following risk is common to mutual funds that invest in the SECURITIES OF A SINGLE STATE:
o CONCENTRATION AND DIVERSIFICATION RISK is the risk that only a limited number of high-quality securities of a particular type may be available. Concentration and diversification risk is greater for Funds that invest primarily in the securities of a single state.

                             INVESTMENT LIMITATIONS

****The SEC and IRS have certain restrictions with which all mutual funds must comply. The Funds monitor these limitations on an ongoing basis.****

To help reduce risk and maintain its $1.00 per share price, the Funds have adopted limitations on some investment policies. These limits involve a Fund's ability to borrow money and the amount it can invest in various types of securities, including illiquid securities. Certain limitations can be changed only with the approval of  shareholders.  Victory's Board of Trustees can change other investment limitations without shareholder approval.
See  "Other   Securities  and  Investment   Practices"  and  the  SAI  for  more
information.

Each Fund limits to 25% of its total assets the amount it may invest in any single industry (other than U.S. Government obligations and U.S. banks). Each Fund limits its borrowing to 33-1/3% of its total assets (a Fund would borrow by selling a security that it owns and then repurchasing that security later at a higher price).

Each Fund, except the Ohio Municipal Money Market Fund, is "diversified" according to certain federal securities provisions regarding the diversification of its assets. Generally, under those provisions, at least 75% of a Fund's total assets must be invested so that no more than 5% of the Fund's total assets are invested in the securities of any one issuer. Each Fund, including the Ohio Municipal Money Market Fund, intends to comply with certain federal tax requirements regarding the diversification of its assets. Generally, under those requirements, at least 50% of a Fund's total assets must be invested so that no more than 5% of the Fund's total assets are invested in the securities of any one issuer. Each Fund also intends to comply with certain more stringent federal securities diversification provisions for money market funds. These diversification requirements are discussed in the SAI.

                             INVESTMENT PERFORMANCE

Victory may advertise the performance of a Fund by comparing it to other mutual funds with similar objectives and policies. Performance information may also appear in various publications. Any fees charged by Investment Professionals may not be reflected in these performance calculations. Performance information is contained in the annual and semi-annual reports. You may obtain a copy free of charge by calling 800-KEY-FUND. ****Past performance is not a guarantee of future results. You may obtain the current 7-day yield by calling 800-KEY-FUND. Our Shareholder Servicing representatives are available from 8:00 a.m. to 7:00 p.m. Eastern Time Monday through Friday.****

The "7-day yield" is an "annualized" figure--the amount you would earn if you stayed in a Fund for a year and the Fund continued to have the same yield throughout that year. To calculate 7-day yield, net investment income per share for the most recent 7 days is multiplied by 52 (52 weeks/year), then divided by the NAV ($1.00) to get a percentage, which is the 7-day yield.

o    YIELD is a measure of dividend income.
o EFFECTIVE YIELD is similar to yield, except it is assumed that dividends are reinvested and compounded.
o TAX-EQUIVALENT YIELD shows the yield you would have to earn before taxes to receive a yield equal to an investment in one of the tax-free funds.
o AVERAGE ANNUAL TOTAL RETURN (OR "ANNUALIZED TOTAL RETURN") is a measure of past dividend income plus capital appreciation. It is the sum of all parts of your investment return.

Whenever you see information on a Fund's performance, do not consider the past performance to be an indication of the performance you could expect by making an investment in the Fund today. The past is an imperfect guide to the future. History does not always repeat itself.

                                   SHARE PRICE

Each Fund's share price, called its net asset value (NAV), is calculated each business day (normally at 2:00 p.m. Eastern time). The Ohio Municipal Money Market Fund's NAV is normally calculated at

12:00 p.m. Eastern time. Shares are purchased at the next share price calculated after your investment is received and accepted. A business day is a day on which the New York Stock Exchange and the Federal Reserve Bank of Cleveland are open for trading or any day in which enough trading has occurred in the securities held by a Fund to materially affect the NAV. If your account is established with an Investment Professional or a bank, you may not be able to purchase or sell shares on other holidays when the Federal Reserve Bank of Cleveland is closed, even though the New York Stock Exchange is open.

The NAV is calculated by adding up the total value of a Fund's investments and other assets, subtracting its liabilities, and then dividing that figure by the number of outstanding shares of the Fund.

                           Total Assets - Liabilities
                   NAV = -------------------------------------
                          Number of Shares Outstanding

Since the Fund seeks to maintain a $1.00 NAV, an accounting system called the "Amortized Cost Method" is used to value individual holdings. This system is described in the SAI.

Each Fund's performance can be found once a week in The Wall Street Journal and other newspapers.

****The values of the securities each Fund holds are computed every day.****

                       DIVIDENDS, DISTRIBUTIONS, AND TAXES

As a shareholder, you are entitled to your share of net income and capital gains on a Fund's investments. The Funds pass their earnings along to investors in the form of distributions. Dividend distributions are the interest earned on investments. Money market funds usually don't distribute capital gains; however, if a Fund does make a distribution, it usually occurs in December. As with any investment, you should consider the tax consequences of an investment in a Fund.

Ordinarily, income earned on securities owned by the Fund accrues daily and is paid monthly on or around the first business day of the next month. Shareholders who receive a dividend check for less than $10.00 will have future dividends reinvested automatically into their accounts. Distributions can be received in one of the following ways:

o REINVESTMENT OPTION: You can have distributions automatically reinvested in additional shares of a Fund. If you do not indicate another choice on your Account Application, this option will be assigned to you automatically.
o CASH OPTION: A check will be mailed to you no later than 7 days after the pay date.
o DIRECTED DIVIDENDS OPTION: You can have distributions automatically reinvested in shares of another fund of the Victory Group. The "Victory Group" includes other funds of The Victory Portfolios and Key Mutual Funds. If distributions are reinvested in a different class of another fund, you may pay a sales charge on the reinvested distributions.
o DIRECTED BANK ACCOUNT OPTION: In most cases, you can have distributions automatically transferred to your bank checking or savings account. Under normal circumstances, a dividend will be transferred within 7 days of the dividend payment date. The bank account must have a registration identical to that of your Fund account.

****Your choice of distribution should be set up on the original Account Application. If you would like to change the option you presently use, please call the Transfer Agent at 800-KEY-FUND.****

IMPORTANT INFORMATION ABOUT TAXES:

Each Fund intends to qualify as a regulated investment company, in which case it pays no federal income tax on the earnings or capital gains it distributes to its shareholders.

o Dividends from a Fund's long-term capital gain are taxable as capital gain; dividends from other sources are generally taxable as ordinary income.
o Dividends are treated in the same manner for federal income tax purposes whether you receive them in cash or in additional shares. They may also be subject to state and local taxes.
o Certain dividends paid to you in January will be taxable as if they had been paid to you in December of the previous year.
o When you sell (redeem) or exchange shares of a Fund, you must recognize any gain or loss. However, as long as the Fund's NAV per share does not deviate from $1.00, there will be no gain or loss.
o You will receive tax statements from the Fund every January showing the amounts and tax status of distributions made to you.
o Certain dividends from the Ohio Municipal Money Market Fund will be exempt from certain Ohio taxes.
o Because your tax treatment depends on your purchase price and tax position, you should keep your regular account statements for use in determining your tax.
o You should review the more detailed discussion of federal income tax considerations in the SAI.

****THE TAX INFORMATION IN THIS PROSPECTUS IS PROVIDED AS GENERAL INFORMATION. YOU SHOULD CONSULT YOUR OWN TAX ADVISER ABOUT THE TAX CONSEQUENCES OF AN INVESTMENT IN A FUND.****


                             INVESTING WITH VICTORY

****All you need to do to get started is to fill out an application.****

If you are looking for a convenient way to open an account for yourself or to add money to an existing account, Victory can help. The following sections will describe how to access information on your account, how to open an account, and how to purchase, exchange, and redeem shares of a Fund. We want to make it simple for you to do business with us. The sections that follow will serve as a guide to your investments with Victory. If you have questions about any of this information, please call one of our customer service representatives at 800-KEY-FUND. They will be happy to assist you.

                             HOW TO PURCHASE SHARES

Shares of the Funds can be purchased in a number of different ways. All you need to do to get started is to fill out an application. You can send in your payment by check, wire transfer, exchange from another Victory Fund, or through arrangements with your Investment Professional. An Investment Professional is a salesperson, financial planner, investment adviser, or trust officer who provides you with investment information. Sometimes they will charge you for these services. Their fee will be in addition to, and unrelated to, the fees and expenses charged by a Fund. ****When you buy shares of a Fund, your cost will be $1.00 per share.****

The Financial Reserves Fund is only available to certain institutions or individuals that meet minimum investment requirements and have trust accounts set up through KeyCorp or its affiliates. The U.S. Government

Obligations Fund offers Investor Shares and Select Shares. The Investor Shares are available to certain institutions or individuals that meet minimum investment requirements, and are not subject to a shareholder servicing fee. The Select Shares are available to certain institutions who are subject to a shareholder servicing fee of up to .25% of the net assets of that class.

MAKE YOUR CHECK PAYABLE TO:
The Victory Funds

Keep the following addresses handy for purchases, exchanges, or redemptions:

REGULAR U.S. MAIL ADDRESS:
Send completed Account Applications with your check, bank draft, or money order to:

     The  Victory Funds
     P.   O. Box 8527
     Boston, MA 02266-8527

OVERNIGHT MAIL ADDRESS:
Use the following address ONLY for overnight packages:
     The  Victory Funds
     c/o  Boston Financial Data Services
     Two  Heritage Drive
     Quincy, MA 02171
     PHONE: 800-KEY-FUND

WIRE ADDRESS:

The Transfer Agent does not charge a wire fee, but your originating bank may charge a fee. Always call the Transfer Agent at 800-KEY-FUND BEFORE wiring funds to obtain a control number.

     State Street Bank and Trust Co.
     ABA  #011000028
     For  Credit to DDA Account #9905-201-1
     For Further Credit to Account # (insert account number, name, and control number assigned by the Transfer Agent)

****TELEPHONE NUMBER:
     800-KEY-FUND
     800-539-3863****

ACH. After your account is set up, your purchase amount can be transferred by Automated Clearing House (ACH). Only domestic member banks may be used. It takes about 15 days to set up an ACH account. The Funds do not currently charge a fee for ACH transfers; however, the Funds may charge a fee at some future date. Notification would be sent out prior to implementing a fee.

STATEMENTS AND REPORTS. You will receive a periodic statement reflecting any transactions that affect the balance or registration of your account. You will receive a confirmation after any purchase, exchange, or redemption. If your account has been set up by an Investment Professional, account activity will be detailed in their statements to you. Share certificates are not issued. Twice a year, you will receive the financial reports of the Funds. By January 31 of each year, you will receive an IRS Form

1099-DIV, which will also be filed with the IRS. Form 1099-DIV reports account activities from the previous year.

SYSTEMATIC INVESTMENT PLAN. To enroll in the Systematic Investment Plan, you should check this box on the Account Application. We will need your bank information and the amount and frequency of your investment. You can select monthly, quarterly, semi-annual, or annual investments. You should attach a voided personal check so the proper information can be obtained. You must first meet the minimum investment requirement of $500, then we will make automatic withdrawals of the amount you indicate ($25 or more) from your bank account and invest it into shares of a Fund.

RETIREMENT PLANS. You can use the Funds as part of your retirement portfolio. Your Investment Professional can set up your new account under one of several tax sheltered plans. Please contact your Investment Professional for details regarding an IRA or other retirement plan that works best for your financial situation.

All purchases must be made in U.S. Dollars and drawn on U.S. banks. The Transfer Agent may reject any purchase order, in its sole discretion. If your check is returned for any reason, you will be charged for any resulting fees and/or losses. Third party checks will not be accepted. You may only invest or exchange into fund shares legally available in your state. If your account falls below $500, we may ask you to re-establish the minimum investment. If you do not do so within 60 days, we may close your account and send you the value of your account.

****If you would like to make additional investments after your account is already established, use the Investment Stub attached to your confirmation statement and send it with your check to the address indicated.****

                             HOW TO EXCHANGE SHARES

An exchange is the selling of shares of one fund of the Victory Group to purchase shares of another. You may exchange shares of one Victory fund for shares of the same class of any other, generally without paying any additional sales charges. (See the more complete explanation below.) The "Victory Group" includes funds offered as a part of the Victory Funds and Key Mutual Funds complex. Key Mutual Funds is affiliated with KeyCorp.

You can exchange shares of a Fund by writing or calling the Transfer Agent at 800-KEY-FUND. When you exchange shares of a Fund, you should keep the following in mind.

o Shares of the fund selected for exchange must be available for sale in your state of residence.
o The Fund whose shares you want to exchange and the fund whose shares you want to buy must offer the exchange privilege.
o Shares of the Funds may be exchanged at relative net asset value. This means that if you exchange into a fund with a sales charge, you pay the percentage-point difference between that fund's sales charge and any sales charge you have previously paid in connection with the shares you are exchanging. Since the money market funds do not have a sales charge, if you were to purchase another fund in the Victory Group that has a 4.75% sales charge, you would pay the 4.75% sales charge. o You must meet the minimum purchase requirements for the fund you purchase by exchange. The registration and tax identification numbers of the two accounts must be identical.
o You must hold the shares you buy when you establish your account for at least 7 days before you can exchange them; after the account is open 7 days, you can exchange shares on any business day.

o Before exchanging, read the prospectus of the fund you wish to purchase by exchange.

****You can obtain a list of funds available for exchange by calling the Transfer Agent at 800-KEY-FUND.****

                              HOW TO REDEEM SHARES

****There are a number of convenient ways to redeem shares of a Fund. You can use the same mailing and wiring addresses listed for purchases. You will earn dividends up to and including the date your redemption request is processed.****

BY TELEPHONE. The easiest way to redeem shares is by calling 800-KEY-FUND. When you fill out your original application, be sure to check the box marked "Telephone Authorization." Then when you are ready to redeem, call us and tell us which one of the following options you would like to use:

o    Mail a check to the address of record;
o    Wire funds to a domestic financial institution;
o    Mail to a previously designated alternate address; or
o    Electronically transfer the funds via the ACH.

All telephone calls are recorded for your protection and measures are taken to verify the identity of the caller. If we properly act on telephone instructions and follow reasonable procedures to ensure against unauthorized transactions, neither Victory nor its servicing agents, the Adviser, nor the Transfer Agent will be responsible for any losses. If these procedures are not followed, the Transfer Agent may be liable to your for losses resulting from unauthorized instructions.

If there is an unusual amount of market activity and you cannot reach the Transfer Agent by telephone, consider placing your order by mail.

BY MAIL. Use the Regular U.S. Mail or Overnight Mail Address to redeem shares. Send us a letter of instruction indicating your Fund account number, amount of redemption, and where to send the proceeds. A signature guarantee is required for the following redemption requests:
o    Redemptions over $10,000;
o    Your account registration has changed within the last 15 days;
o    The check is not being mailed to the address on your account;
o    The check is not being made payable to the owner of the account; or
o If the redemption proceeds are being transferred to another Victory Group account with a different registration.

A signature guarantee can be obtained from a financial institution such as a bank, broker-dealer, credit union, clearing agency, or savings association.

BY WIRE. If you want to redeem funds by wire, you must establish a Fund account which will accommodate wire transactions. If you call by 2:00 p.m. Eastern time, your funds will be wired on the same business day.

BY ACH. Normally, your redemption will be processed on the same day or the next day if received after 2:00 p.m. Eastern Time. It will be transferred by ACH as long as the transfer is to a domestic bank.

Under certain emergency circumstances, the right of redemption may be suspended. Redemption proceeds from the sale of shares purchased by a check may be held until the purchase check has cleared. If you request a complete redemption, any dividends accrued will be included with the redemption proceeds.

CHECK WRITING. Shareholders of the following funds may withdraw funds by writing a check for $100.00 or more:

            Ohio Municipal Money Market Fund
            Prime Obligations Fund
            Tax-Free Money Market Fund
            U.S. Government Obligations - Select Shares

In order to activate the check writing option on your account, you must sign a signature card. After your completed signature card is received, an initial supply of checks will be mailed to you. There is no charge for checks; however, you will be charged for stopping payment of a check or for insufficient funds. You may not close your account by writing a check. Please call 800-KEY-FUND to request a signature card.

SYSTEMATIC WITHDRAWAL PLAN. If you check this box on the Account Application, we will send monthly, quarterly, semi-annual, or annual payments to you or the person you designate. The minimum withdrawal is $25, and you must have a balance of $5,000 or more. Once again, we will need a voided personal check to activate this feature. You should be aware that your account eventually may be depleted. However, you cannot automatically close your account using the Systematic Withdrawal Plan. If your balance falls before $500, we may ask you to bring the account back to the minimum balance. If you decide not to increase your account to the minimum balance, your account may be closed and the proceeds mailed to you.

                    ORGANIZATION AND MANAGEMENT OF THE FUNDS

****We want you to know who plays what role in your investment and how they are related. This section discusses the organizations employed by the Funds to service their shareholders. They are paid a fee for their services.****

ABOUT VICTORY:
Each Fund is a member of the Victory Funds, a family of 26 distinct investment portfolios. Victory has been operating continuously since 1983, and was organized as a Delaware business trust on February 29, 1996.

The Board of Trustees of Victory has the overall responsibility for the management of the Funds. They are elected by the shareholders

THE INVESTMENT ADVISERS:
One of a Fund's most important contracts is its Advisory Agreement with Key Asset Management Inc. (KAM or the Adviser), a New York Corporation registered as an investment adviser with the SEC. KAM is a subsidiary of KeyBank National Association, a wholly-owned subsidiary of KeyCorp. Effective February 28, 1997, KAM became the surviving corporation after the reorganization of four indirect investment adviser subsidiaries of Key Corp. Affiliates of the Adviser manage approximately $50 billion for a limited number of institutional clients.

The Advisory Agreement allows the Adviser to hire employees of its affiliates as subadvisers to the Funds. It also allows KAM to choose brokers or dealers to handle the purchases and sales of a Fund's securities. Prior to February 28, 1997, KeyCorp Mutual Fund Advisers, Inc. was the adviser and Society Asset Management, Inc. was the sub-adviser to each of the Funds. During the fiscal year ended October 31, 1996, KeyCorp Mutual Fund Advisers, Inc. was paid an annual rate based on a percentage of the average daily net assets of each Fund in advisory fees as follows:




                   Financial Reserves     Ohio Municipal Money     Prime Obligations    Tax-Free Money Market     U.S. Government
                          Fund                Market Fund                 Fund                  Fund              Obligations Fund
Advisory Fees             .50%                    .50%                    .35%                  .35%                    .35%





                             MANAGEMENT OF THE FUNDS

             --------------------------------------------------
             |                                                 |
             |                   TRUSTEES                      |
             |                                                 |
             |          Supervise each Fund's activities.      |
             |                                                 |
             --------------------------------------------------
                                    |
                                    |
             --------------------------------------------------
             |               INVESTMENT ADVISER                |
             |           Key Asset Management Inc.             |
             |               127 Public Square                 |
             |              Cleveland, OH 44114                |
             |                                                 |
             |           Manages each Fund's business          |
             |             and investment activities.          |
             ---------------------------------------------------

THE ADMINISTRATOR, DISTRIBUTOR, AND FUND ACCOUNTANT:
BISYS Fund Services is the Administrator and the Distributor. BISYS is paid a fee of .15% of the Funds average daily net assets on a monthly basis as the Administrator, but does not charge a fee for its services as Distributor. BISYS Fund Services Ohio, Inc. receives a fee as the Fund Accountant.

The Distributor may provide cash or other compensation to dealers for selling Select shares of the Funds. Payments may be in the form of trips, tickets, and/or merchandise offered through sales contests. It does this at its own expense, and not at the expense of the Fund or their shareholders.

SHAREHOLDER SERVICING - SELECT SHARES:
Victory has a Shareholder Servicing Plan for the Select Shares class of the U.S. Government Obligations Fund. The shareholder servicing agent performs a number of services. It establishes and maintains accounts and records, processes dividend and distribution payments, arranges for bank wires, assists in transactions, and changes account information. For these services the U.S. Government Obligations Fund pays up to .25% of the average daily net assets of the Select class. The U.S. Government Obligations Fund has agreements with various shareholder servicing agents, including the Distributor, the Custodian and its affiliates, other financial institutions, and securities brokers. Shareholder servicing agents may waive all or a portion of their fee periodically.

INDEPENDENT ACCOUNTANTS:
Coopers & Lybrand L.L.P. serves as independent accountant to the Funds.

LEGAL COUNSEL:
Kramer, Levin, Naftalis & Frankel serves as legal counsel to the Funds.

                                HOW THE FUNDS ARE
                                   ORGANIZED

                            _______________________
                            |                     |
         ___________________|    SHAREHOLDERS     |
         |                  |                     |
         |                  |_____________________|
         |                             |
         |                             |
         |                             |
         |                             |
         |       ______________________|_______________________
         |       |        FINANCIAL SERVICES FIRMS AND         |
         |       |       THEIR INVESTMENT PROFESSIONALS        |
         |       |                                             |
         |       |       Advise current and prospective        |
         |       |   shareholders on their fund investments.   |
         |       |_____________________________________________|
         |                             |
         |                             |
         |                             |
         |       ______________________________________________
         |       |                                             |
         |       |       TRANSFER AGENT/SERVICING AGENT        |
         |       |     State Street Bank and Trust Company     |
         |       |             225 Franklin Street             |
         |       |              Boston, MA 02110               |
         |       |                                             |
         |       |       Boston Financial Data Services        |
         |       |                                             |
         |_______|             Two Heritage Drive              |
                 |              Quincy, MA 02171               |
                 |                                             |
                 |  Handles services such as record-keeping,   |
                 |      statements, processing of buy and      |
                 |  sell requests, distribution of dividends,  |
                 |  and servicing of shareholder's accounts.   |
                 |_____________________________________________|
                                         |
                                         |
______________________________________   |  ____________________________________
|         ADMINISTRATOR,              |  |  |         CUSTODIAN                |
|        DISTRIBUTOR, AND             |  |  |                                  |
|         FUND ACCOUNTANT             |  |  | Key Trust Company of Ohio, N.A.  |
|   BISYS Fund Services, Inc. and     |  |  |    127 Public Square             |
|  BISYS Fund Services Ohio, Inc.     |  |  |                                  |
|         3435 Stelzer Road           |  |  |    Cleveland, OH 44114           |
|                                     |__|__|                                  |
|        Columbus, OH 43219           |     |                                  |
|                                     |     |                                  |
|Markets the Funds, distributes shares|     | Provides for safekeeping of the  |
| through investment professionals,   |     | Funds' investments and cash, and |
| and calculates the value of shares. |     |settles trades made by the Funds. |
|_____________________________________|     |__________________________________|

                             ADDITIONAL INFORMATION

****Some additional information you should know about the Funds.****

The Funds offer only the classes of shares described in this prospectus, but at some future date, the Funds may offer additional classes of shares through a separate prospectus.

YOUR RIGHTS AS A SHAREHOLDER. All shareholders of each class have equal voting, liquidation, and other rights. As a shareholder of a Fund, you have rights and privileges similar to those enjoyed by other corporate shareholders. Delaware Trust law limits the liability of shareholders.

If any matters are to be voted on by shareholders (such as a change in a fundamental investment objective or the election of trustees), each share outstanding at that point would be entitled to one vote. If you have a qualified trust account, the trustee will vote your shares on your behalf or in the same percentage voted on shares that are not held in trust. Shareholders with more than 10% of the outstanding shares of a Fund may call a special meeting for removal of a Trustee. Normally, Victory is not required to hold annual meetings of shareholders. However, shareholders may request one under certain circumstances, as described in the SAI.

CODE OF ETHICS. Victory and the Adviser have each adopted a Code of Ethics to which all investment personnel and all other access persons to each Fund must conform. Investment personnel must refrain from certain trading practices and are required to report certain personal investment activities. Violations of the Code of Ethics can result in penalties, suspension, or termination.

BANKING LAWS. Banking laws, including the Glass-Steagall Act, prevent a bank holding company or its affiliates from sponsoring, organizing or controlling a registered, open-end investment company. However, bank holding company subsidiaries may act as investment adviser, transfer agent, custodian, or shareholder servicing agent. They may also purchase shares of such a company for their customers and pay third parties for performing these functions. Should these laws change in the future, the Trustees would consider selecting another qualified firm so that all services would continue.

SHAREHOLDER COMMUNICATIONS. You will receive unaudited Semi-Annual Reports and audited Annual Reports on a regular basis from each Fund. In addition, you may also receive updated prospectuses or supplements to this Prospectus. In order to eliminate duplicate mailings to an address at which two or more shareholders with the same last name reside, the Funds will send only one copy of the above communications. ****If you would like to receive additional copies of any materials, please call the Funds at 800-KEY-FUND.****




-------------------------------------------------------------------------------
NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS, AND IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE VICTORY PORTFOLIOS OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE VICTORY PORTFOLIOS OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                    OTHER SECURITIES AND INVESTMENT PRACTICES

The following table lists some of the types of securities each of the Funds may choose to purchase. The majority of the portfolio for each of the Funds other than the tax-exempt Funds is made up of repurchase agreements, short-term debt obligations, and U.S. Government obligations, while the tax-exempt Funds are made up of municipal securities. However, the Funds are also permitted to invest in other securities as shown in the table below. For temporary defensive purposes, each Fund may hold up to 100% of its total assets in cash or short-term money market instruments. For more information on ratings and detailed descriptions of each of the investments below, see the SAI.

% Percent of TOTAL assets
# No limitation of usage; Fund may be using currently
~ Indicates a "derivative security," whose value is linked to or derived from another security, instrument, or index.


                                                  FINANCIAL    OHIO MUNICIPAL       PRIME         TAX-FREE       U.S. GOVERNMENT
LIST OF ALLOWABLE INVESTMENTS IN THE FUNDS         RESERVES     MONEY MARKET     OBLIGATIONS    MONEY MARKET       OBLIGATIONS
                                                     FUND           FUND             FUND          FUND                FUND


COMMERCIAL PAPER.   Short-term obligations             #              #               #              #                   none
issued by banks, corporations, broker
dealers and other entities to finance
their current operations.

REPURCHASE AGREEMENTS.   An agreement to               #           10% of             #             10% of                #
purchase a security at a stated price                            net assets                       net assets
plus interest that must later be sold
back to the seller at the same price
plus interest.  The seller's obligation
is secured by collateral.

CERTIFICATES OF DEPOSIT.   A commercial                #          10% of             #            10% of                 none
bank's obligations to repay funds                                net assets                      net assets
deposited with it, earning specified
rates of interest over given periods.

MASTER DEMAND NOTES.   Unsecured                       #            20%                             20%                  none
obligations that permit the investment
of fluctuating amounts by the Funds
at varying interest rates.

~SHORT-TERM FUNDING AGREEMENTS.  Similar            10% of         none          10% of             none                 none
to guaranteed investment contracts, or           net assets                    net assets
"GIC's", and issued by insurance
companies.  The Fund invest cash for
a specified period and guaranteed
amount of interest as stated in the
contract.  (Contracts cannot be sold
and may be considered illiquid.)

U. S. GOVERNMENT SECURITIES.  Securities             #           20% of            #              20% of              Only direct
issued or guaranteed by the U.S.                                net assets                       net assets             Treasury
Government, its agencies, or                                                                                           obligations.
instrumentalities.  Some are direct
obligations of the U.S. Treasury; others
are obligations only of the U.S. agency
or instrumentality.


                                       32



                                                  FINANCIAL    OHIO MUNICIPAL       PRIME         TAX-FREE       U.S. GOVERNMENT
LIST OF ALLOWABLE INVESTMENTS IN THE FUNDS         RESERVES     MONEY MARKET     OBLIGATIONS    MONEY MARKET       OBLIGATIONS
                                                     FUND           FUND             FUND          FUND                FUND



PRIVATE PLACEMENT SECURITIES.  Private             #              #              #                  #                   none
placement securities are not registered
under the federal securities laws and
are sold under an exemption from
registration.

TIME DEPOSITS.   Non-negotiable deposits           #             20%              #                 20%                  none
in banks that pay a specified rate of
interest over a set period of time.

TAX AND BOND ANTICIPATION NOTES.                 none             #             none                  #                   none
Issued in expectation of future
revenues.

~VARIABLE AND FLOATING RATE SECURITIES.            #              #                #                  #                   none
Investment grade instruments, some
of which may be illiquid, with
interest rates that reset periodically.

TAX-EXEMPT COMMERCIAL PAPER.  Short-               #              #                #                   #                   none
term obligations that are exempt
from state and federal income tax.

EURODOLLAR OBLIGATIONS.   Obligations              #              #                #                   #                   none
of foreign branches of U.S. Banks.
Subject to 25% concentration by
industry.

WHEN-ISSUED AND DELAYED-DELIVERY                   #              #                #                   #                  33-1/3%
SECURITIES.
A security that is purchased for
delivery at a later time.  The
market value may change before
the delivery date.

ZERO COUPON BONDS.   These                        #              #                #                   #                     #
securities are purchased at a
discount from the face value.  The
face value is received at maturity,
with no interest payments before
then.  These may be subject to
greater risks of price fluctuation
than securities that periodically
pay interest.

~MORTGAGE-BACKED SECURITIES.                      #              #                #                   #                     #
Instruments secured by a pool of
mortgages.
o  U.S. GOVERNMENT.  Issued or
   guaranteed by the U.S.
   Government or its agencies;
   i.e., GNMAs, FNMAs, SLMAs.*
o  NON-U.S. GOVERNMENT. Secured
   by non-government entities.

INVESTMENT COMPANY SECURITIES.                  none             5%              none               5%                    none
Shares of other mutual funds with                                3%                                 3%
similar investment objectives. The                              10%                                10%
following limitations apply:
(1) no more than 5% of a Fund's
total assets may be invested in one
mutual fund,(2) a Fund may not own
more than 3% of the securities of
any one mutual fund, and (3) no
more than 10% of a Fund's total
assets in combined mutual fund
holdings.


*Obligations of entities such as the Government  National  Mortgage  Association
(GNMA) and the Export-Import Bank of the U.S. are backed by the full faith and credit of the U.S. Treasury. Others, such as the Federal National Mortgage Association (FNMA) are supported by the right of the issuer to borrow from the U.S. Treasury. Still others, such as the Student Loan Marketing Association
(SLMA), Federal Farm Credit Bank (FFCB), Federal Home Loan Bank (FHL), and the Federal Home Loan Mortgage Corporation (FHLMC) are supported only by the credit of the federal agency.

                                THE VICTORY FUNDS




                                  800-KEY-FUND(R)
                                       OR
                                  800-539-3863






                                   THE VICTORY

                         INSTITUTIONAL MONEY MARKET FUND

                                   PROSPECTUS




















                                  MARCH 1, 1997

                       TABLE OF CONTENTS                                    PAGE

Introduction                                                                   2
An analysis including objectives, policies, strategies, expenses, and financial highlights
Fund Expenses                                                                  4
Financial Highlights                                                           5
Investment Objective, Policies, and Strategies                                 6
Risk Factors                                                                   7
Investment Limitations                                                         7
Investment Performance                                                         8
Share Price                                                                    9
Dividends, Distributions, and Taxes                                            9
INVESTING WITH VICTORY                                                        10
            How to Purchase Shares                                            10
            How to Exchange Shares                                            11
            How to Redeem Shares                                              11
Organization and Management of the Fund                                       12
Additional Information                                                        15
Other Securities and Investment Practices                                     16


Key to Fund Information:

(1) Objective and Strategy: The goals and the strategy the Fund plans to use in pursuing its investment objective.
(2)  Risk Factors: The risks that you may assume as an investor in the Fund.
(3) Expenses: The costs that you will pay as an investor in the Fund, including sales charges and ongoing expenses.
(4) Financial Highlights: A table which shows the historical performance of the Fund by share class. This table also summarizes previous operating expenses.


AN INVESTMENT IN THE FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE. SHARES OF THE FUND ARE:

o      NOT INSURED BY THE FDIC;
o      NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY KEYBANK,  ANY
o      OF ITS  AFFILIATES,  OR ANY OTHER  BANK;  SUBJECT  TO  INVESTMENT  RISKS,
o      INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY SUCH STATE AUTHORITY PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                             THE VICTORY PORTFOLIOS
                         INSTITUTIONAL MONEY MARKET FUND

                          800-KEY-FUND OR 800-539-3863

                                  INTRODUCTION

This  prospectus  describes  the Victory  Institutional  Money  Market Fund (the
Fund). The Fund is a diversified money market mutual fund and is a part of The Victory Portfolios (Victory), an open-end investment management company. You should read this prospectus before investing in the Fund and keep it for future reference. A detailed Statement of Additional Information (the SAI) is also available for your review. The SAI has been filed with the Securities and Exchange Commission (the SEC), and is incorporated into this prospectus by reference. If you would like a free copy of the SAI, please request one by calling us at 800-KEY-FUND.

INVESTMENT OBJECTIVE:
The investment objective of the INSTITUTIONAL MONEY MARKET FUND is to obtain as high a level of current income as is consistent with preserving capital and providing liquidity.

INVESTMENT  STRATEGY:
The Fund pursues its investment objective by investing in a diversified portfolio of high-quality, short-term U.S. dollar-denominated money market instruments. The Fund seeks to maintain a constant net asset value of $1.00 per share, and shares are offered at net asset value.

RISKS FACTORS:
The Fund is not insured by the FDIC, and while it attempts to maintain a $1.00 per share price, there is no guarantee that it will be able to do so. In addition, there are potential credit, interest rate, market, and liquidity risks. These risks are discussed in the section " Risk Factors."

WHO SHOULD INVEST:
o      Investors   seeking  relative  safety  and  easy  access  to  investments
o      Investors with a low risk tolerance
o      Investors  seeking  preservation  of capital
o Investors willing to accept lower potential returns in return for safety

FEES AND EXPENSES:
NO LOAD or sales commission is charged to investors in this Fund. You will, however, incur expenses for investment advisory, management, administrative, and shareholder services, all of which are included in the Fund's expense ratio. This prospectus offers two classes of shares: Investor Shares and Select Shares. The Investor Shares are available to certain institutions or individuals that meet minimum investment requirements, and are not subject to a shareholder servicing fee. The Select Shares are available to certain institutions that provide additional services to investors. The Select Shares Class pays a shareholder servicing fee of up to .25% of the net assets of that class. See "Choosing a Share Class."

PURCHASES:
The minimum initial investment is $1,000,000 and $500 thereafter. The initial investment must be accompanied by the Fund's Account Application. Fund shares may be purchased by check, Automated Clearing House, or wire. See "How to Purchase Shares."

REDEMPTIONS:
You can redeem Fund shares by written request or telephone. When the Transfer Agent receives a redemption request in proper form, the Fund will redeem the shares and credit your bank account or send the proceeds to the address designated on your account application. See "How to Redeem Shares."

DIVIDENDS/DISTRIBUTIONS:
Income is accrued by the Fund daily and is paid monthly. Any capital gains realized by the Fund are paid as dividends annually. The Fund can send your dividends directly to you by mail, credit them to your bank account, reinvest them in the Fund, or invest them in another fund of the Victory Group. The "Victory Group" includes other funds of The Victory Portfolios and Key Mutual Funds. You can make this choice when you fill out an account application. See "Dividends, Distributions, and Taxes."

OTHER SERVICES:
Victory offers a number of other services to better serve shareholders including exchange privileges. See "How to Exchange Shares" and "How to Redeem Shares." Our toll-free fax number is 800-529-2244. You can reach Victory's Telecommunication Device for the Deaf (TDD) at 800-970-5296.

AN OVERVIEW OF THE FUND:

                                                 ESTIMATED ANNUAL
                                     INCEPTION   EXPENSES AFTER     NEWSPAPER
          VICTORY FUND                 DATE      WAIVERS (AS A %  ABBREVIATION*
                                                 OF NET ASSETS)

Institutional Money Market Fund -     1/20/83        .27%           VictoryInst
Investor Shares

Institutional Money Market Fund -      6/5/95        .52%          VictoryInstS
Select Shares

*All newspapers do not carry the same abbreviation.

The following pages provide you with an overview of the Fund. Please look at the objective, strategies, risks, expenses, and financial history to determine if this Fund will suit your risk tolerance and investment needs. You should also review the "Other Securities and Investment Practices" section for additional information about the individual securities in which the Fund can invest and the risks related to these investments.

                 INVESTMENT OBJECTIVE, POLICIES, AND STRATEGIES

The next three sections describe how your money is invested and outline the investments the Fund can make. We also describe some of the risks involved in investing in the Fund. By matching your investment objective with a comfortable level of risk, you can create your own customized investment plan.

(1) INVESTMENT OBJECTIVE: The investment objective of the Fund is to obtain as high a level of current income as is consistent with preserving capital and providing liquidity.

(1)INVESTMENT POLICIES AND STRATEGY: The Fund pursues its investment objective by investing primarily in short-term, high-quality debt instruments.

Normally, the Fund invests only in instruments that are rated in the highest category by two or more NRSROs,* or in the highest category if rated by only one NRSRO, or if unrated, determined to be of equivalent quality. The Board of Trustees has established policies to ensure that the Fund invests in high quality, liquid instruments.

Under normal market conditions, the Fund invests primarily in:
o Negotiable certificates of deposit, time deposits, and bankers' acceptances of U.S. and foreign banks.
o Short-term corporate obligations, such as commercial paper, notes, and bonds.
o    Repurchase Agreements
o    Reverse Repurchase Agreements
o Other debt obligations such as master demand notes, short-term funding agreements, Eurodollars, variable and floating rate securities, and private placement investments.
o U.S. Government obligations which may be backed by the creditworthiness of the issuing agency, such as GNMAs, FNMAs, and SLMAs.
o    When-issued or delayed-delivery securities.

Important Characteristics of the Fund's Investments:
o Quality: Instruments rated A or above by S&P, Fitch, Moody's, or another NRSRO. For more information on ratings, see the Appendix to the SAI.
o    Maturity:   Weighted   average  maturity  of  90  days  or  less.
     Individual investments may be purchased with maturities ranging from one day to 397 days.

For more information about other securities in which the Fund can invest, see "Other Securities and Investment Practices" and the SAI.

*An NRSRO is a nationally recognized statistical rating organization such as Standard & Poors ("S&P"), Fitch, or Moody's which assigns credit ratings to securities based on the borrower's ability to meet its obligation to make principal and interest payments.

(2)RISK: The Fund is subject to credit risk, interest rate risk, inflation risk, liquidity risk, and market risk. PLEASE READ "RISK FACTORS" CAREFULLY BEFORE INVESTING.

****For more information about other securities in which the Fund can invest, see "Other Securities and Investment Practices" and the SAI.****

****The Board of Trustees has established policies to ensure that the Fund invests in high quality, liquid instruments.****

*Obligations of entities such as the Government  National  Mortgage  Association
(GNMA) and the Export-Import Bank of the U.S. are backed by the full faith and credit of the U.S. Treasury. Others, such as the Federal National Mortgage Association (FNMA) are supported by the right of the issuer to borrow from the Treasury. Still others, such as the Student Loan Marketing Association (SLMA), Federal Farm Credit Banks, Federal Home Loan Bank, and the Federal Home Loan Mortgage Corporation (FHLMC) are supported only by the credit of the federal agency.****

                         INSTITUTIONAL MONEY MARKET FUND
                                  FUND EXPENSES

This section will help you understand the costs and expenses you would pay, directly or indirectly, if you invest in the Institutional Money Market Fund. You will note in the table that you do not pay fees of any kind when you buy, sell, or exchange shares of the Fund.

SHAREHOLDER TRANSACTION EXPENSES*                   INVESTOR           SELECT
                                                     SHARES            SHARES
                                                     ------            ------
    Maximum Sales Charge Imposed on Purchases         None             None
    Sales Charge Imposed on Reinvested Dividends      None             None
    Deferred Sales Charge                             None             None
    Redemption Fees                                   None             None
    Exchange Fees                                     None             None

*You may be charged additional fees if you purchase, exchange, or redeem shares through a broker or agent.

The Annual Fund Operating Expenses table, below, illustrates the estimated operating expenses that you will incur as a shareholder of the Fund. THESE EXPENSES ARE CHARGED DIRECTLY TO THE FUND. Expenses include management fees as well as the costs of maintaining accounts, administering the Fund, providing shareholder services, and other activities. The expenses shown are estimated based on historical or projected expenses of the Fund.

ANNUAL FUND OPERATING EXPENSES                        INVESTOR         SELECT
AFTER EXPENSE WAIVERS AND REIMBURSEMENTS               SHARES          SHARES
(as a percentage of average daily net assets)
     Management Fee(1)                                  .10%            .10%
     Other Expenses                                     .17%            .42%(2)
                                                        ----            ----
     Total Fund Operating Expenses(1)                   .27%            .52%
                                                        ====            ====

(1) These fees have been voluntarily reduced. Without this waiver, the Management Fee would be .25%, and the Total Fund Operating Expenses would be .51% for Investor Shares and .76% for Select Shares.

(2) Other Expenses includes an estimate of shareholder servicing fees the Fund expects to pay. (See "Organization and Management of the Funds -- Shareholder Servicing Plan.")

The following example is designed to help you understand the various costs you will bear, directly or indirectly, as an investor in the Fund.

Example:  You would pay the following expenses on a $1,000 investment,  assuming
(1) a 5% annual return, and (2) redemption at the end of each time period.

                       1 Year        3 Years        5 Years         10 Years
                       ------        -------        -------         --------
Investor Shares          $3            $9             $15             $34
Select Shares            $5            $17            $29             $65

This example is only an illustration. Actual expenses and returns will vary.




                             (4)FINANCIAL HIGHLIGHTS

****The Financial Highlights describe the Fund's returns and operating expenses over time. This table shows the results of an investment in one share of the Fund for each of the periods indicated.**** The financial highlights were audited by Coopers & Lybrand L.L.P. for the 1995 and 1996 periods and by other auditors for all earlier periods. This information should be read in conjunction with the Fund's most recent Annual Report to shareholders, which is incorporated by reference into the SAI. If you would like a copy of the Annual Report, write or call the Fund at 800-KEY-FUND.

VARIABILITY, AS SHOWN BY YEAR-TO-YEAR TOTAL RETURN:
(INSERT CHART SHOWING TOTAL RETURN)


                         INSTITUTIONAL MONEY MARKET FUND

                                               Investor Shares                Select Shares
                                       ----------------------------  ---------------------------
                                           Year       June 5, 1995       Year             June 5, 1995
                                           Ended          to             Ended          to
                                        October 31,    October 31,    October 31,  October 31,          Year Ended April 30,
                                                                                                ------------------------------
                                           1996         1995(d)          1996        1995(d)       1995(h)        1994(h)

Net Asset Value, Beginning                $    1.000    $    1.000      $    1.000   $    1.000     $    1.000    $    1.000
  of Period
Income from Investment
  Activities
  Net investment income                        0.053         0.290           0.050        0.012          0.500         0.028
Distributions
  Net investment income                      (0.053)    (0.290)(b)         (0.050)      (0.012)        (0.500)       (0.028)
Net Asset Value, End
  of Period                               $    1.000    $    1.000      $    1.000   $    1.000     $    1.000    $    1.000
Total Return                                   5.41%         2.90%           5.16%     1.23%(b)          4.91%         2.80%
Ratios/Supplemental Data:
Net Assets, End of                        $  671,575    $  504,536      $  373,090    $  11,479     $  449,814    $  541,229
  Period (000)
Ratio of expenses to                           0.27%      0.26%(c)           0.52%     0.51%(c)          0.27%         0.55%
  average net assets
Ratio of net investment                        5.27%      5.69%(c)           4.97%     5.33%(c)          4.91%         2.78%
  income to average net assets
Ratio of expenses to                           0.48%      0.49%(c)           0.73%     1.00%(c)          0.51%         0.55%
  average net assets(g)
Ratio of net investment                        5.06%      5.46%(c)           4.77%     4.84%(c)          4.67%         2.78%
  income to average net assets(g)

                                                                            Year Ended April 30,
                                     --------------------------------------------------------------------------------------
                                       1993(h)       1992(h)        1991(h)       1990(h)       1989(h)        1988(d)

Net Asset Value, Beginning              $    1.000     $    1.000   $    1.000    $    1.000     $    1.000    $    1.000
  of Period
Income from Investment
  Activities
  Net investment income                     0.032          0.051         0.076         0.087          0.082         0.068
Distributions
  Net investment income                   (0.032)        (0.051)       (0.076)       (0.087)        (0.082)    (0.068)(f)
Net Asset Value, End
  of Period                            $    1.000     $    1.000    $    1.000    $    1.000     $    1.000    $    1.000
Total Return                                3.26%          5.21%         7.83%         8.95%          8.46%         6.98%
Ratios/Supplemental Data:
Net Assets, End of                     $  155,097     $  177,640    $  248,515    $  178,208     $  133,492    $  172,151
  Period (000)
Ratio of expenses to                        0.43%          0.30%         0.30%         0.30%          0.29%         0.25%
  average net assets
Ratio of net investment                     3.19%          5.06%         7.46%         8.63%          8.21%      6.94%(f)
  income to average net assets
Ratio of expenses to                        0.48%          0.42%         0.44%         0.43%          0.36%         0.25%
  average net assets(g)
Ratio of net investment                     3.14%          4.94%         7.32%
  income to average net assets(g)


                                           Year Ended April 30,
                                       ----------------------------
                                         1987(d)       1986(d)
Net Asset Value, Beginning
  of Period                              $    1.000    $     1.000
Income from Investment
  Activities
  Net investment income
Distributions                                 0.061          0.075
  Net investment income
Net Asset Value, End                     (0.061)(f)         (0.075)
  of Period
Total Return                             $    1.000    $     1.000
Ratios/Supplemental Data:                     6.21%          7.72%
Net Assets, End of
  Period (000)                           $  106,961    $    56,260
Ratio of expenses to
  average net assets                          0.24%          0.39%
Ratio of net investment
  income to average net assets             6.02%(f)       7.58%(f)
Ratio of expenses to
  average net assets(g)                       0.24%          0.39%
Ratio of net investment
  income to average net assets(g)



(a)  Period from commencement of operations.
(b)  Not Annualized.
(c)  Annualized.
(d) Effective June 5, 1995, the Victory Institutional Money Market Portfolio became the Institutional Money Market Fund, and the Fund commenced offering separate share classes. (e) Effective March 1, 1996, the Fund designated Institutional Shares as Investor Shares and Service Shares as Select Shares.
(f) Through March 13, 1988, distributions were declared from the total of net investment income, net realized gain/(loss) on investments and unrealized appreciation (depreciation) of investments. Subsequently, distributions have been declared solely from net investment income.
(g) During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
(h)  Audited by other auditors.

                                 (2)RISK FACTORS

This prospectus describes some of the risks that you may assume as an investor in the Fund. As with any mutual fund, there is no guarantee that the Fund will earn income. ****It is important to keep in mind one basic principle of investing: the greater the risk , the greater the potential reward. The reverse is also generally true: the lower the risk, the lower the potential reward.**** Over time, money market mutual funds have offered investors the least amount of principal risk; therefore, the potential return is usually lower than for other types of investments.

The following risks are common to all MUTUAL FUNDS:
o MARKET RISK is the risk that the market value of a security may fluctuate, depending on the supply and demand for that type of security. As a result of this fluctuation, a security may be worth more or less than the price the Fund originally paid for it, or less than the security was worth at an earlier time. Market risk may affect a single issuer, an industry, a sector of the economy, or the entire market, and is common to all investments.

The following risks are common to all MONEY MARKET MUTUAL FUNDS:
o CREDIT (OR DEFAULT) RISK is the possibility that the issuer of a security will be unable to make timely payments of interest or principal. Although the Fund generally invests only in high-quality securities, the interest or principal payments are not insured or guaranteed.
o INFLATION RISK is the risk that inflation will erode the purchasing power of the cash flows generated by debt securities held by the Fund. Fixed-rate debt securities are more susceptible to this risk than floating-rate debt securities.
o INTEREST RATE RISK. The value of a debt security typically changes in the opposite direction from a change in interest rates. When interest rates go up, the value of a fixed-rate security typically goes down. When interest rates go down, the value of these securities typically goes up. Generally, the market values of securities with longer maturities are more sensitive to changes in interest rates.

                             INVESTMENT LIMITATIONS

****The SEC and IRS have certain restrictions with which all mutual funds must comply. The Fund monitors these limitations on an ongoing basis.****

To help reduce risk and maintain its $1.00 per share price, the Fund has adopted limitations on some investment policies. These limits involve the Fund's ability to borrow money and the amount it can invest in various types of securities, including illiquid securities. Certain limitations can be changed only with the approval of shareholders. Victory's Board of Trustees can change other investment limitations without shareholder approval. See "Other Securities and Investment Practices" and the SAI for more information.

The Fund limits to 25% of its total assets the amount it may invest in any single industry (other than U.S. Government obligations and U.S. banks). The Fund limits its borrowing to 33-1/3% of its total assets (the Fund would borrow by selling a security that it owns and then repurchasing that security later at a higher price). The Fund does not intend to borrow for leverage purposes.

The Fund is "diversified" according to certain federal securities provisions regarding the diversification of its assets. Generally, under those provisions, at least 75% of the Fund's total assets must be invested so that no more than 5% of the Fund's total assets are invested in the securities of any one issuer. The Fund also intends to comply with certain federal tax requirements regarding the diversification of its assets, which generally are less restrictive than the securities provisions. The Fund also intends to comply with certain more stringent federal securities diversification provisions for money market funds. These diversification provisions and requirements are discussed in the SAI.

                             INVESTMENT PERFORMANCE

Victory may advertise the performance of the Fund by comparing it to other mutual funds with similar objectives and policies. Performance information may also appear in various publications. Any fees charged by Investment Professionals may not be reflected in these performance calculations. Performance information is contained in the annual and semi-annual reports. You may obtain a copy free of charge by calling 800-KEY-FUND. ****Past performance is not a guarantee of future results. You may obtain the current 7-day yield by calling 800-KEY-FUND. Our Shareholder Servicing representatives are available from 8:00 a.m. to 7:00 p.m. Eastern Time Monday through Friday.****

The "7-day yield" is an "annualized" figure--the amount you would earn if you stayed in the Fund for a year and we continued to have the same yield throughout that year. To calculate 7-day yield, net investment income per share for the most recent 7 days is multiplied by 52 (52 weeks/year), then divided by the NAV ($1.00) to get a percentage, which is the 7-day yield.

o    Yield is a measure of dividend income.
o Effective yield is similar to yield, except it is assumed that dividends are reinvested and compounded.
o Average annual total return (or "annualized total return") is a measure of past dividend income plus capital appreciation. It is the sum of all parts of your investment return.

Whenever you see information on the Fund's performance, do not consider the past performance to be an indication of the performance you could expect by making an investment in the Fund today. The past is an imperfect guide to the future. As you know, history does not always repeat itself.

                                   SHARE PRICE

The Fund's share price, called its net asset value (NAV), is calculated each business day (normally at 3:00 p.m. Eastern time). Shares are purchased at the next share price calculated after your investment is received and accepted. A business day is a day on which the New York Stock Exchange and the Federal Reserve Bank of Cleveland is open for trading or any day in which enough trading has occurred in the securities held by the Fund to materially affect the NAV. If your account is established with an Investment Professional or a bank, you may not be able to purchase or sell shares on other holidays when the Federal Reserve Bank of Cleveland is closed, even though the New York Stock Exchange is open.

The NAV is calculated by adding up the total value of the Fund's investments and other assets, subtracting its liabilities, and then dividing that figure by the number of outstanding shares of the Fund.

                                Total Assets - Liabilities
            NAV   =         -------------------------------------
                            Number of Shares Outstanding

Since the Fund seeks to maintain a $1.00 NAV, an accounting system called the "Amortized Cost Method" is used to value individual holdings. You can read about this system in the SAI.

The Fund's performance can be found once a week in The Wall Street Journal and other local newspapers.

****The values of the securities the Fund holds are computed every day.

                       DIVIDENDS, DISTRIBUTIONS, AND TAXES

As a shareholder, you are entitled to your share of net income and capital gains on the Fund's investments. The Fund passes its earnings along to investors in the form of distributions. Dividend distributions are the interest earned on investments. Money market funds usually don't distribute capital gains; however, if the Fund does make a distribution, it usually occurs in December. As with any investment, you should consider the tax consequences of an investment in the Fund.

Ordinarily, income earned on securities owned by the Fund accrues daily and is paid monthly on or around the first business day of the next month. Shareholders who receive a dividend check for less than $10.00 will have future dividends reinvested automatically into their accounts. Distributions can be received in one of the following ways:

o REINVESTMENT OPTION: You can have distributions automatically reinvested in additional shares of the Fund. If you do not indicate another choice on your Account Application, you will be assigned this option automatically.
o    CASH OPTION:  You will be mailed a check no later than 7 days after the pay date.
o DIRECTED DIVIDENDS OPTION: You can have distributions automatically reinvested in shares of another fund of the Victory Group. The "Victory Group" includes other funds of The Victory Portfolios and Key Mutual Funds. If distributions are reinvested in a different class of another fund, you may pay a sales charge on the reinvested distributions.
o DIRECTED BANK ACCOUNT OPTION: In most cases, you can have distributions automatically transferred to your bank checking or savings account. Under normal circumstances, it would be transferred within 7 days of the dividend payment date. The bank account must have a registration identical to that of your Fund account.

****Your choice of distribution should be set up on the original Account Application. If you would like to change the option you presently use, please call the Transfer Agent at 800-KEY-FUND.****

IMPORTANT INFORMATION ABOUT TAXES:

The Fund intends to qualify as a regulated investment company, in which case it pays no federal income tax on the earnings or capital gains it distributes to its shareholders.
o Dividends from the Fund's long-term capital gain are taxable as capital gain; dividends from other sources are generally taxable as ordinary income.
o Dividends are treated in the same manner for federal income tax purposes whether you receive them in cash or in additional shares. They may also be subject to state and local taxes.
o Certain dividends paid to you in January will be taxable as if they had been paid to you in December of the previous year.
o When you sell (redeem) or exchange shares of the Fund, you must recognize any gain or loss. However, as long as the Fund's NAV per share does not deviate from $1.00, there will be no gain or loss.
o You will receive tax statements from the Fund every January showing the amounts and tax status of distributions made to you.
o Because your tax treatment depends on your purchase price and tax position, you should keep your regular account statements for use in determining your tax.
o You should review the more detailed discussion of federal income tax considerations in the SAI.

****THE TAX INFORMATION IN THIS PROSPECTUS IS PROVIDED AS GENERAL INFORMATION. YOU SHOULD CONSULT YOUR OWN TAX ADVISER ABOUT THE TAX CONSEQUENCES OF AN INVESTMENT IN THE FUND.****

                             INVESTING WITH VICTORY

****All you need to do to get started is to fill out an application.****

If you are looking for a convenient way to open an account for yourself or to add money to an existing account, Victory can help. This section will describe how to access information on your account, how to open an account, and how to purchase, exchange, and redeem shares of the Fund. We want to make it simple for you to do business with us. The sections that follow will serve as a guide to your investments with Victory. If you have questions about any of this information, please call one of our customer service representatives at 800-KEY-FUND. They will be happy to assist you.

                             HOW TO PURCHASE SHARES

Investor and Select Shares can be purchased in a number of different ways. All you need to do to get started is to fill out an application. You can send in your payment by check, wire transfer, exchange from another Victory Fund, or through arrangements with your Investment Professional. An Investment Professional is a salesperson, financial planner, investment adviser, or trust officer who provides you with investment information. Sometimes they will charge you for these services. Their fee will be in addition to, and unrelated to, the fees and expenses charged by the Fund. ****When you buy shares of the Fund, your cost will be $1.00 per share.****

MAKE YOUR CHECK PAYABLE TO:
The Victory Funds

Keep the following addresses handy for purchases, exchanges, or redemptions:

REGULAR U.S. MAIL ADDRESS:
Send completed Account Applications with your check, bank draft, or money order to:

            The Victory Funds
            P. O. Box 8527
            Boston, MA  02266-8527

OVERNIGHT MAIL ADDRESS:
Use the following address ONLY for overnight packages:
            The Victory Funds
            c/o Boston Financial Data Services
            Two Heritage Drive
            Quincy, MA  02171
            PHONE:  800-KEY-FUND

WIRE ADDRESS:
The Transfer Agent does not charge a wire fee, but your originating bank may charge a fee. Always call the Transfer Agent at 800-KEY-FUND BEFORE wiring funds to obtain a control number.
            State Street Bank and Trust Co.
            ABA #011000028
            For Credit to DDA Account #9905-201-1
            For Further Credit to Account # (insert account number, name, and control number assigned by the Transfer Agent)

****TELEPHONE NUMBER:
            800-KEY-FUND
            800-539-3863****

ACH. After your account is set up, your purchase amount can be transferred by Automated Clearing House (ACH). Only domestic member banks may be used. It takes about 15 days to set up an ACH account. A fee is not currently being charged for ACH transfers; however, the Fund may charge a fee at some future date. Notification would be sent out prior to implementing a fee.

STATEMENTS AND REPORTS. You will receive a periodic statement reflecting any transactions that affect the balance or registration of your account. You will receive a confirmation after any purchases, exchanges, or redemptions. If your account has been set up by an Investment Professional, account activity will be detailed in their statements to you. Share certificates are not issued. Twice a year, you will receive the financial reports of the Fund. By January 31 of each year, you will receive an IRS Form 1099-DIV, which will also be filed with the IRS. Form 1099-DIV reports account activities from the previous year.

All purchases must be made in U.S. Dollars and drawn on U.S. banks. The Transfer Agent may reject any purchase order, in its sole discretion. If your check is returned for any reason, you will be charged for any resulting fees and/or losses. Third party checks will not be accepted. You may only invest or exchange into fund shares legally available in your state.

****If you would like to make additional investments after your account is already established, use the Investment Stub attached to your confirmation statement and send it with your check to the address indicated.****

                             HOW TO EXCHANGE SHARES

An exchange is the selling of shares of one fund of the Victory Group to purchase shares of another. You may exchange shares of one Victory fund for shares of the same class of any other, generally without paying any additional sales charges. (See the more complete explanation below.) The "Victory Group" includes funds offered as a part of the Victory Funds and Key Mutual Funds complex. Key Mutual Funds is affiliated with KeyCorp.

You can exchange shares of the Fund by writing or calling the Transfer Agent at 800-KEY-FUND. When you exchange shares of the Fund, you should keep the following in mind.

o Shares of the fund selected for exchange must be available for sale in your state of residence.
o The Fund whose shares you want to exchange and the fund whose shares you want to buy must offer the exchange privilege.
o Shares of the Fund may be exchanged at relative net asset value. This means that if you exchange into a fund with a sales charge, you pay the percentage-point difference between that fund's sales charge and any sales charge you have previously paid in connection with the shares you are exchanging. Since the Fund does not have a sales charge, if you were to purchase another fund in the Victory Group that has a 4.75% sales charge, you would pay the 4.75% sales charge.
o You must meet the minimum purchase requirements for the fund you purchase by exchange.
o The registration and tax identification numbers of the two accounts must be identical.
o You must hold the shares you buy when you establish your account for at least 7 days before you can exchange them; after the account is open 7 days, you can exchange shares on any business day.
o Before exchanging, read the prospectus of the fund you wish to purchase by exchange.

****You can obtain a list of funds available for exchange by calling the Transfer Agent at 800-KEY-FUND.****

                              HOW TO REDEEM SHARES

****There are a number of convenient ways to redeem shares of the Fund. You can use the same mailing and wiring addresses listed for purchases. You will earn dividends up to and including the date your redemption request is processed.****

BY TELEPHONE. The easiest way to redeem shares is by calling 800-KEY-FUND. When you fill out your original application, be sure to check the box marked "Telephone Authorization." Then when you are ready to redeem, call us and tell us which one of the following options you would like to use:
o    Mail a check to the address of record;
o    Wire funds to a domestic financial institution;
o    Mail to a previously designated alternate address; or
o    Electronically transfer the funds via the Automated Clearing House (ACH).

All telephone calls are recorded for your protection and measures are taken to verify the identity of the caller. If we properly act on telephone instructions and follow reasonable procedures to ensure against unauthorized transactions, neither Victory nor its servicing agents, the Adviser, nor the Transfer Agent will be responsible for any losses. Should these procedures not be followed, the Transfer Agent may be liable to your for losses resulting from unauthorized instructions.

If there is an unusual amount of market activity and you cannot reach the Transfer Agent by telephone, consider placing your order by mail.

BY MAIL. Use the Regular U.S. Mail or Overnight Mail Address to redeem shares. Send us a letter of instruction indicating your Fund account number, amount of redemption, and where to send the proceeds. A signature guarantee is required for the following redemption requests:
o    Redemptions over $10,000;
o    Your account registration has changed within the last 15 days;
o    The check is not being mailed to the address on your account;
o    The check is not being made payable to the owner of the account; or
o If the redemption proceeds are being transferred to another Victory Group account with a different registration.

A signature guarantee can be obtained from a financial institution such as a bank, broker-dealer, credit union, clearing agency, or savings association.

BY WIRE. If you want to redeem funds by wire, you must establish a Fund account which will accommodate wire transactions. If you call by 2:00 p.m. Eastern time, your funds will be wired on the same business day.

BY ACH. Normally, your redemption will be processed on the same day or the next day if received after 2:00 p.m. Eastern Time. It will be transferred by ACH as long as the transfer is to a domestic bank.

Under certain emergency circumstances, the right of redemption may be suspended. Redemption proceeds from the sale of shares purchased by a check may be held until the purchase check has cleared. If you request a complete redemption, any dividend accrued will be included with the redemption proceeds.

                     ORGANIZATION AND MANAGEMENT OF THE FUND

****We want you to know who plays what role in your investment and how they are related. This section discusses the organizations employed by the Fund to service the shareholders. They are paid a fee for their services.****

ABOUT VICTORY:
The Fund is a member of the Victory Funds, a family of 26 distinct investment portfolios. Victory has been operating continuously since 1983, and was organized as a Delaware business trust on February 29, 1996.

The Board of Trustees of Victory has the overall responsibility for the management of the Fund. They are elected by the shareholders.

THE INVESTMENT ADVISERS:

One of the Fund's most important contracts is its Advisory Agreement with Key Asset Management, Inc. (KAM or the Adviser), a New York Corporation registered as an investment adviser with the SEC. KAM is a subsidiary of KeyBank National Association, a wholly-owned subsidiary of KeyCorp. Effective February 28, 1997, KAM became the surviving corporation after the reorganization of four indirect investment adviser subsidiaries of KeyCorp. Affiliates of the Adviser manage approximately $50 billion for a limited number of institutional clients.

The Advisory Agreement allows the Adviser hire employees of its affiliates as sub-advisers to the Fund. It also allows KAM to choose brokers or dealers to handle the purchases and sales of a Fund's securities. Prior to February 28, 1997, KeyCorp Mutual Fund Advisers, Inc. was the adviser and Society Asset Management, Inc. (formerly the adviser) was the sub-adviser to the Fund. During the fiscal year ended October 31, 1996, KeyCorp Mutal Fund Advisers, Inc. was paid an annual rate based on a percentage of the average daily net assets of the Fund in advisory fees as follows:


                     Investor Shares         Select Shares
   Advisory Fees         .25%                    .25%

                             MANAGEMENT OF THE FUND


             --------------------------------------------------
             |                                                 |
             |                   TRUSTEES                      |
             |                                                 |
             |          Supervise each Fund's activities.      |
             |                                                 |
             --------------------------------------------------
                                    |
                                    |
             --------------------------------------------------
             |               INVESTMENT ADVISER                |
             |           Key Asset Management Inc.             |
             |               127 Public Square                 |
             |              Cleveland, OH 44114                |
             |                                                 |
             |           Manages each Fund's business          |
             |             and investment activities.          |
             ---------------------------------------------------

****THE FUND IS SUPERVISED BY THE BOARD OF TRUSTEES WHO MONITORS THE SERVICES PROVIDED TO INVESTORS.****

THE ADMINISTRATOR, DISTRIBUTOR, AND FUND ACCOUNTANT:
BISYS Fund Services is the Administrator and the Distributor. BISYS is paid a fee of .15% of the Funds average daily net assets on a monthly basis as the Administrator, but does not charge a fee for its services as Distributor. BISYS Fund Services Ohio, Inc. receives a fee as the Fund Accountant.

The Distributor may provide cash or other compensation to dealers for selling Select shares of the Fund. Payments may be in the form of trips, tickets, and/or merchandise offered through sales contests. It does this at its own expense, and not at the expense of the Fund or its shareholders.

SHAREHOLDER SERVICING - SELECT SHARES:
Victory has a Shareholder Servicing Plan for the Select Shares class of the Fund. The shareholder servicing agent performs a number of services for their customers who are shareholders of the Fund. It establishes and maintains accounts and records, processes dividend and distribution payments, arranges for bank wires, assists in transactions, and changes account information. For these services the Fund pays up to .25% of the average daily net assets of the Select class. The Fund has agreements with various shareholder servicing agents, including the Distributor, the Custodian and its affiliates, other financial institutions, and securities brokers. Shareholder servicing agents may waive all or a portion of their fee periodically.

DISTRIBUTION PLAN:
Under Rule 12b-1 of the Investment Company Act of 1940, Victory has adopted a Distribution and Service Plan for the Fund. The Fund does not currently pay direct expenses under this plan.

INDEPENDENT ACCOUNTANTS:
Coopers & Lybrand L.L.P. serves as independent accountants to the Fund.

LEGAL COUNSEL:
Kramer, Levin, Naftalis & Frankel serves as legal counsel to the Fund.

                           HOW THE FUNDS ARE ORGANIZED

                            _______________________
                            |                     |
         ___________________|    SHAREHOLDERS     |
         |                  |                     |
         |                  |_____________________|
         |                             |
         |                             |
         |                             |
         |                             |
         |       ______________________|_______________________
         |       |        FINANCIAL SERVICES FIRMS AND         |
         |       |       THEIR INVESTMENT PROFESSIONALS        |
         |       |                                             |
         |       |       Advise current and prospective        |
         |       |   shareholders on their fund investments.   |
         |       |_____________________________________________|
         |                             |
         |                             |
         |                             |
         |       ______________________________________________
         |       |                                             |
         |       |       TRANSFER AGENT/SERVICING AGENT        |
         |       |     State Street Bank and Trust Company     |
         |       |             225 Franklin Street             |
         |       |              Boston, MA 02110               |
         |       |                                             |
         |       |       Boston Financial Data Services        |
         |       |                                             |
         |_______|             Two Heritage Drive              |
                 |              Quincy, MA 02171               |
                 |                                             |
                 |  Handles services such as record-keeping,   |
                 |      statements, processing of buy and      |
                 |  sell requests, distribution of dividends,  |
                 |  and servicing of shareholder's accounts.   |
                 |_____________________________________________|
                                         |
                                         |
______________________________________   |  ____________________________________
|         ADMINISTRATOR,              |  |  |         CUSTODIAN                |
|        DISTRIBUTOR, AND             |  |  |                                  |
|         FUND ACCOUNTANT             |  |  | Key Trust Company of Ohio, N.A.  |
|   BISYS Fund Services, Inc. and     |  |  |    127 Public Square             |
|  BISYS Fund Services Ohio, Inc.     |  |  |                                  |
|         3435 Stelzer Road           |  |  |    Cleveland, OH 44114           |
|                                     |__|__|                                  |
|        Columbus, OH 43219           |     |                                  |
|                                     |     |                                  |
|Markets the Funds, distributes shares|     | Provides for safekeeping of the  |
| through investment professionals,   |     | Fund's investments and cash, and |
| and calculates the value of shares. |     |settles trades made by the Fund.  |
|_____________________________________|     |__________________________________|

                             ADDITIONAL INFORMATION

****Some additional information you should know about the Fund.****

The Fund offers only the classes of shares described in this prospectus, but at some future date, the Fund may offer additional classes of shares through a separate prospectus.

YOUR RIGHTS AS A SHAREHOLDER. All shareholders of each class have equal voting, liquidation, and other rights. As a shareholder of a Fund, you have rights and privileges similar to those enjoyed by other corporate shareholders. Delaware Trust law limits the liability of shareholders.

If any matters are to be voted on by shareholders (such as a change in a fundamental investment objective or the election of trustees), each share outstanding at that point would be entitled to one vote. If you have a qualified trust account, the trustee will vote your shares on your behalf or in the same percentage voted on shares that are not held in trust. Shareholders with more than 10% of the outstanding shares of the Fund may call a special meeting for removal of a Trustee. Normally, Victory is not required to hold annual meetings of shareholders. However, shareholders may request one under certain circumstances, as described in the SAI.

CODE OF ETHICS. Victory and the Adviser have each adopted a Code of Ethics to which all investment personnel and all other access persons to the Fund must conform. Investment personnel must refrain from certain trading practices and are required to report certain personal investment activities. Violations of the Code of Ethics can result in penalties, suspension, or termination.

BANKING LAWS. Banking laws, including the Glass-Steagall Act, prevent a bank holding company or its affiliates from sponsoring, organizing or controlling a registered, open-end investment company. However, bank holding company subsidiaries may act as investment adviser, transfer agent, custodian, or shareholder servicing agent. They may also purchase shares of such a company for their customers and pay third parties for performing these functions. Should these laws change in the future, the Trustees would consider selecting another qualified firm so that all services would continue.

SHAREHOLDER COMMUNICATIONS. You will receive unaudited Semi-Annual Reports and audited Annual Reports on a regular basis from the Fund. In addition, you may also receive updated prospectuses or supplements to this prospectus. In order to eliminate duplicate mailings to an address at which two or more shareholders with the same last name reside, the Fund will send only one copy of the above communications. ****If you would like to receive additional copies of any materials, please call the Fund at 800-KEY-FUND.****


--------------------------------------------------------------------------------
NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS, AND IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE VICTORY PORTFOLIOS OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE VICTORY PORTFOLIOS OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                    OTHER SECURITIES AND INVESTMENT PRACTICES

The following table lists some of the types of securities the Fund may choose to purchase. The majority of the portfolio for the Fund is made up of repurchase agreements, short term obligations, and/or U.S. Government obligations. However, the Fund is also permitted to invest in securities as shown in the table below.

%    Percent of TOTAL assets

#    No limitation of usage; Fund may be using currently

} Indicates a "derivative security," whose value is linked to or derived from another security, instrument, or index.


                          INSTITUTIONAL MONEY
           LIST OF ALLOWABLE INVESTMENTS IN THE FUND MARKET

REPURCHASE AGREEMENTS. An agreement to purchase a security at a stated     #
price plus interest that must later be sold back to the seller at the same price plus interest. The seller's obligation is secured by collateral.

COMMERCIAL   PAPER.    Short-term   obligations   issued   by   banks,     #
corporations, broker dealers and other entities to finance their current operations.

CERTIFICATES  OF DEPOSIT.  A commercial  bank's  obligations  to repay     #
funds deposited with it, earning specified rates of interest over given periods.

MASTER DEMAND NOTES.  Unsecured obligations that permit the investment     #
of fluctuating amounts by the Fund at varying interest rates.

SHORT-TERM  FUNDING  AGREEMENTS.   Similar  to  guaranteed  investment    10%
contracts, or "GIC's", and issued by insurance companies. The Fund invests cash for a specified period and a guaranteed amount of interest as stated in the contract. (Contracts cannot be sold and may be considered illiquid.)

U. S. GOVERNMENT  SECURITIES.  Securities  issued or guaranteed by the     #
U.S. government, its agencies or instrumentalities. Some are direct obligations of the U.S. Treasury; others are obligations only of the U.S. agency.

PRIVATE PLACEMENT  SECURITIES.  Private  placement  securities are not     #
registered under the federal securities laws and are sold under an exemption from registration.

TIME DEPOSITS.  Non-negotiable  deposits in banks that pay a specified     #
rate of interest over a set period of time.

EURODOLLAR OBLIGATIONS. Obligations of foreign branches of U.S. Banks.    25%
Subject to 25% concentration by industry.

WHEN-ISSUED  AND  DELAYED-DELIVERY  SECURITIES.  A  security  that  is     #
purchased for delivery at a later time. The market value may change before the delivery date.

ZERO COUPON BONDS.  These  securities are purchased at a discount from     #
the face value. The face value is received at maturity, with no interest payments before then. These may be subject to greater risks of price fluctuation.

MORTGAGE-BACKED SECURITIES.   Securities backed by a pool of mortgages.    #
o U.S. GOVERNMENT . Issued or guaranteed by the U.S. Government or its agencies; i.e., GNMAs, FNMAs, SLMAs.
o    NON-U.S. GOVERNMENT. Backed by non-government entities.

The Fund also may hold cash for temporary defensive purposes. For more information on ratings and detailed descriptions of each of the above investment vehicles, see the SAI.

                              THE VICTORY FUNDS




                                  800-KEY-FUND(R)
                                       OR
                                  800-539-3863






                                   THE VICTORY

                                 LAKEFRONT FUND

                                   PROSPECTUS









                                  MARCH 1, 1997



TABLE OF CONTENTS                                                                        PAGE
Introduction                                                                                3
AN OVERVIEW OF THE FUND                                                                     4
An analysis including objectives, policies, strategies, and expenses
Investment Objective, Policies, and Strategies                                              7
Risk Factors                                                                                7
Investment Limitations                                                                      8
Investment Performance                                                                      8
Share Price                                                                                 9
Dividends, Distributions, and Taxes                                                         9
INVESTING WITH VICTORY                                                                     11
     How to Purchase Shares                                                                12
     How to Exchange Shares                                                                13
     How to Redeem Shares                                                                  14
Organization and Management of the Fund                                                    15
Additional Information                                                                     19
Other Securities and Investment Practices                                                  20

Key to Fund Information:
(1) Objective and Strategy: The goals and the strategy that the Fund plans to use in pursuing its investment.
(2)  Risk Factors:  The risks that you may assume as an investor in the Fund.
(3) Expenses: The costs that you will pay as an investor in the Fund, including sales charges and ongoing expenses.

SHARES OF THE FUND ARE:

o    NOT INSURED BY THE FDIC;
o NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY KEYBANK, ANY OF ITS AFFILIATES, OR ANY OTHER BANK;
o SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY SUCH STATE AUTHORITY PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                             THE VICTORY PORTFOLIOS

                               THE LAKEFRONT FUND

                          800-KEY-FUND OR 800-539-3863

                                  INTRODUCTION

This prospectus describes the Lakefront Fund (the Fund). The Fund is a diversified mutual fund and is a part of The Victory Portfolios (Victory), an open-end investment management company. This prospectus explains the objectives, policies, risks, and strategies of the Fund. You should read this prospectus before investing in the Fund and keep it for future reference. A detailed Statement of Additional Information (the SAI) describing the Fund is also available for your review. The SAI has been filed with the Securities and Exchange Commission (the SEC), and is incorporated into this prospectus by reference. If you would like a free copy of the SAI, please request one by calling us at 800-KEY-FUND.

(1)  INVESTMENT OBJECTIVE:
The FUND seeks to provide  long-term  growth of capital and income.

(1)  INVESTMENT STRATEGY:
The  Fund  pursues  its  investment   objective  by  investing  primarily  in  a
diversified group of equity securities with an emphasis on high-quality, financially strong companies whose stocks are undervalued. The Advisers also consider a company's demonstrated commitment to diversity among its employees and suppliers. Please review "Investment Objective, Policies, and Strategies" and "Other Securities and Investment Practices" for an overview of the Fund.

(2)  RISK FACTORS:
The Fund is not insured by the FDIC. Since equity securities fluctuate in value, the Fund's shares also will fluctuate in value. In addition, there are other potential risks, which are discussed in the section "Risk Factors."

WHO SHOULD INVEST:
o Investors willing to accept higher short-term risk along with higher potential long-term returns o Investors seeking capital appreciation over the long term
o    Investors seeking funds for the growth portion of a diversified portfolio
o    Investors who are investing for goals that are many years in the future
o Investors seeking to support diversity through their participation in the Fund

(3)  FEES AND EXPENSES:
You may pay a sales charge of up to 4.75% of the offering price, depending on the amount you invest. You also will incur expenses for investment advisory, management, administrative, and shareholder services, all of which are included in the Fund's expense ratio.

PURCHASES:
The minimum initial investment is $500 for most accounts ($250 for Individual Retirement Accounts) and $25 thereafter. The initial investment must be accompanied by the Fund's Account Application. Fund shares may be purchased by check, Automated Clearing House, or wire. See "How to Purchase Shares."

REDEMPTIONS:
You can redeem Fund shares by written request or telephone. When the Transfer Agent receives a redemption request in proper form, the Fund will redeem the shares and credit your bank account or send the proceeds to the address designated on your account application. See "How to Redeem Shares."

DIVIDENDS/DISTRIBUTIONS:
Ordinarily, the Fund declares and pays dividends from its net investment income quarterly. Any net capital gains realized by the Fund are paid as dividends annually. The Fund can send your dividends directly to you by mail, credit them to your bank account, reinvest them in the Fund, or invest them in another fund of the Victory Group. The "Victory Group" includes other funds of The Victory Portfolios and Key Mutual Funds. You can make this choice when you fill out an account application. See "Dividends, Distributions, and Taxes."

OTHER SERVICES:
Victory offers a number of other services to better serve shareholders including exchange privileges and automated investment and withdrawal plans. See "How to Exchange Shares" and "How to Redeem Shares." Our toll-free fax number is 800-529-2244. You can reach Victory's Telecommunication Device for the Deaf
(TDD) at 800-970-5296.

AN OVERVIEW OF THE FUND:
------------------------------------------------------------------------------------------
                              Inception    Estimated Annual      Maximum     Newspaper
            VICTORY FUND         Date       Expenses After        Sales     Abbreviation
                                          Waivers (as a % of      Charge         *
                                              net assets)
------------------------------------------------------------------------------------------
The Lakefront Fund              3/1/97         1.40%               4.75%
==========================================================================================

*All newspapers do not use the same abbreviation.

The following pages provide you with an overview of the Fund. Please look at the objective, policies, strategies, risks, expenses, and financial history to determine whether the Fund will suit your risk tolerance and investment needs. You should also review "Other Securities and Investment Practices" for additional information about the individual securities in which the Fund can invest and the risks related to these investments.

                               THE LAKEFRONT FUND

(1) INVESTMENT OBJECTIVE: The Fund seeks to provide long-term growth of capital and income.

(1) INVESTMENT POLICIES AND STRATEGY: The Fund pursues its objective by investing primarily in a diversified group of equity securities of established companies, emphasizing companies with above average total return potential. The Fund's portfolio securities usually are listed on a nationally recognized exchange. The Advisers seek equity securities that they consider undervalued in relation to historical and projected earnings and the value of the issuer's underlying assets. In evaluating potential investments as part of its investment analysis, the Advisers will also consider a company's demonstrated commitment to diversity among its employees and suppliers. The Advisers will invest in securities issued by these companies only if their securities meet the Fund's investment criteria.

Under normal market conditions, the Fund:
o Will invest at least 80% of its total assets in equity securities and securities convertible into common stock
o    May invest up to 20% of its total assets in:
     o    Preferred stocks
     o    Investment-grade corporate debt securities
     o    Short-term debt obligations
     o    U.S. Government obligations

(2) RISK: The Fund is designed for long-term investors. The Fund is subject to the risks common to all mutual funds and the risks common to mutual funds that invest in equity securities. By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment. PLEASE READ "RISK FACTORS" CAREFULLY BEFORE INVESTING.

PORTFOLIO MANAGEMENT: Nathaniel E. Carter is the Portfolio Manager of the Fund, a position he has held since the Fund's inception in March 1997. He is the President of Lakefront Capital Investors, Inc., and has been in the investment business since 1991.

Lakefront Capital Investors, Inc. (Lakefront) will serve as Sub-Adviser to the Fund. Lakefront is a registered investment advisory firm that has been providing equity investment services to public and corporate pension funds since its founding in 1991. Lakefront is the largest African-American owned institutional investment advisory firm in the state of Ohio.

                               (3) LAKEFRONT FUND
                                  FUND EXPENSES

This section will help you understand the costs and expenses you will pay, directly or indirectly, if you invest in the Fund.

SHAREHOLDER TRANSACTION EXPENSES*                          CLASS A SHARES
                                                           --------------
   Maximum Sales Charge Imposed on Purchases
   (as a percentage of the offering price)                    4.75%
   Sales Charge Imposed on Reinvested Dividends               None
   Deferred Sales Charge                                      None
   Redemption Fees                                            None
   Exchange Fees                                              None


*You may be charged additional fees if you purchase, exchange, or redeem shares through a broker or agent.

The Annual Fund Operating Expenses table, below, illustrates the estimated operating expenses that you will incur as a shareholder of the Fund. THESE EXPENSES ARE CHARGED DIRECTLY TO THE FUND. Expenses include management fees as well as the costs of maintaining accounts, administering the Fund, providing shareholder services, and other activities. The expenses shown are estimated based on historical or projected expenses of the Fund.

ANNUAL FUND OPERATING EXPENSES (After Expense Waivers and Reimbursements) (as a percentage of average daily net assets)
                                                              CLASS A SHARES
                                                              --------------
         Management Fee                                             0%
         Other Expenses(1)                                          0%
         Total Fund Operating Expenses(2)                           0%


(1) Other Expenses includes an estimate of shareholder servicing fees the Lakefront Fund expects to pay. See "Organization and Management of the Fund -- Shareholder Servicing Plan."
(2) All fees and expenses are being voluntarily waived or reimbursed. Without the waiver and reimbursement, the annual Management Fee of the Fund's average daily net assets would be 1.00% and the Fund's total operating expenses would be 1.40% of Fund's average daily net assets.

The following example is designed to help you understand the various costs you will bear, directly or indirectly, as an investor in the Fund.

EXAMPLE: You would pay the following expenses on a $1,000 investment in the Fund, assuming: (1) a 5% annual return, and (2) redemption at the end of each time period.

                                   1 YEAR                   3 Years
                                   ------                   -------
CLASS A SHARES                       $0                        $0


THIS EXAMPLE IS ONLY AN ILLUSTRATION. ACTUAL EXPENSES AND RETURNS WILL VARY.

                       INVESTMENT POLICIES AND STRATEGIES

The next section describes some of the risks involved in investing in the Fund. By matching your long-term investment objective with a comfortable level of risk, you can create your own customized investment plan. Some limitations on the Fund's investments are described in the section that follows.

"Other Securities and Investment Practices" at the end of this Prospectus provides additional information on the securities mentioned in the overview of the Fund. You may want to reference "Risk Factors" when you review the various types of investments permitted by the Fund.

                                (2) RISK FACTORS

This prospectus describes some of the risks that you may assume as an investor in the Fund. As with any mutual fund, there is no guarantee that the Fund will earn income or show a positive total return over time. The Fund's price, yield, and total return will fluctuate. You may lose money if a Fund's investments do not perform well. ****It is important to keep in mind one basic principle of investing: the greater the risk, the greater the potential reward. The reverse is also generally true: the lower the risk, the lower the potential reward.****

The following risks are common to all MUTUAL FUNDS:
o MARKET RISK is the risk that the market value of a security will fluctuate, depending on the supply and demand for that type of security. As a result of this fluctuation, a security may be worth less than the price the Fund originally paid for it, or less than the security was worth at an earlier time. Market risk may affect a single issuer, an industry, a sector of the economy, or the entire market, and is common to all investments.
o MANAGER RISK is the risk that the Fund's Portfolio Manager may use a strategy that does not produce the intended result.

The following risks are common to mutual funds that invest in EQUITY SECURITIES:
     o EQUITY RISK is the risk that the value of the security will fluctuate in response to changes in earnings or other conditions affecting the issuer's profitability. Unlike debt securities, which have preference to a company's earnings and cash flow, equity securities are entitled to the residual value after the company meets its other obligations. For example, holders of debt securities have priority over holders of equity securities to a company's assets in the event of bankruptcy.

The following risks are common to mutual funds that invest in DEBT SECURITIES:
o INTEREST RATE RISK. The value of a debt security typically changes in the opposite direction from a change in interest rates. When interest rates go up, the value of a fixed-rate security typically goes down. When interest rates go down, the value of these securities typically goes up. Generally, the market values of securities with longer maturities are more sensitive to changes in interest rates.
o INFLATION RISK is the risk that inflation will erode the purchasing power of the cash flows generated by debt securities held by the Fund. Fixed-rate debt securities are more susceptible to this risk than floating-rate debt securities.
o REINVESTMENT RISK is the risk that when interest income is reinvested, interest rates will have declined so that income must be reinvested at a lower interest rate. Generally, interest rate risk and reinvestment risk have offsetting effects.
o CREDIT (OR DEFAULT) RISK is the risk that the issuer of a debt security will be unable to make timely payments of interest or principal. Although the Fund generally invests in only high-quality securities, the interest or principal payments may not be insured or guaranteed on all securities. Credit risk is measured by NRSROs such as Moody's, Fitch, or S&P.
o CONCENTRATION AND DIVERSIFICATION RISK is the risk that only a limited number of high-quality securities of a particular type may be available. Concentration and diversification risk is greater for funds that invest primarily in the securities of a single state.

                             INVESTMENT LIMITATIONS

****The SEC and IRS have certain restrictions with which all mutual funds must comply. The Fund monitors these limitations on an ongoing basis.****

To help reduce risk, the Fund has adopted limitations on some investment policies. These limits involve the Fund's ability to borrow money and the amount it can invest in various types of securities, including illiquid securities. Certain limitations can be changed only with the approval of shareholders. Victory's Board of Trustees can change other investment limitations without shareholder approval. See "Other Securities and Investment Practices" and the SAI for more information.

The Fund limits to 25% of total assets the amount it may invest in any single industry (other than U.S. Government obligations). The Fund limits its borrowing to 33-1/3% of its total assets (a Fund would borrow by selling a security that its aims and then repurchasing that security later at a higher price). The Fund will not borrow for leverage purposes.

The Fund is "diversified" according to certain federal securities provisions regarding diversification of its assets. Generally, under these provisions, at least 75% of the Fund's total assets must be invested so that no more than 5% of the Fund's total assets are invested in the securities of any one issuer. These diversification provisions and requirements are discussed in the SAI.


                             INVESTMENT PERFORMANCE

****Past performance does not guarantee future results. You may obtain the current 30-day yield by calling 800-KEY-FUND. Our Shareholder Servicing representatives are available from 8:00 a.m. to 7:00 p.m. Eastern Time Monday through Friday.****

Victory may advertise the performance of the Fund by comparing it to other mutual funds with similar objectives and policies. Performance information may also appear in various publications. Any fees charged by Investment Professionals may not be reflected in these performance calculations. Performance information is contained in the annual and semi-annual reports. You may obtain a copy of the annual and semi-annual reports free of charge.

The "30-day yield" is an "annualized" figure--the amount you would earn if you stayed in a Fund for a year and the Fund continued to have the same yield throughout that year. To calculate 30-day yield, the Fund's net investment income per share for the most recent 30 days is divided by the maximum offering price per share.

To calculate "total return," the Fund starts with the total number of shares that you can buy for $1,000 at the beginning of the period. Then all the additional shares that you would have purchased within the period are added with reinvested dividends and distributions (this takes into account the Fund's income, if any). The number of these shares is multiplied by the net asset value on the last day of the period and the result is divided by the initial $1,000 investment to determine the percentage gain or loss. For periods of more than one year, the cumulative total return is adjusted to get an average annual total return.

o    YIELD is a measure of dividend income.
o AVERAGE ANNUAL TOTAL RETURN (OR "ANNUALIZED TOTAL RETURN") is a measure of past dividend income plus capital appreciation. It is the sum of all parts of your investment return.

Whenever you see information on the Fund's performance, do not consider the past performance to be an indication of the performance you could expect by making an investment in the Fund today. The past is an imperfect guide to the future. History does not always repeat itself.

                                   SHARE PRICE

The Fund's share price, called its net asset value (NAV) is calculated each business day (normally at 4:00 p.m. Eastern time). Shares are purchased at the next share price calculated after your investment is received and accepted. A business day is a day on which the New York Stock Exchange is open for trading or any day in which enough trading has occurred in the securities held by the Fund to materially affect the NAV. If your account is established with an Investment Professional or a bank, you may not be able to purchase or sell shares on other holidays when the Federal Reserve Bank of Cleveland is closed.

The NAV is calculated by adding up the total value of the Fund's investments and other assets, subtracting its liabilities, and then dividing that figure by the number of outstanding shares of the Fund.

                                   Total Assets - Liabilities
                      NAV   =  -------------------------------------
                                  Number of Shares Outstanding

****The daily NAV is useful to you as a shareholder because the NAV, multiplied by the number of Fund shares you own, gives you the dollar amount and value of your investment.****

                       DIVIDENDS, DISTRIBUTIONS, AND TAXES

As a shareholder, you are entitled to your share of net income and capital gains on the Fund's investments. The Fund passes its earnings along to investors in the form of distributions. Dividend distributions are the net dividends or interest earned on investments. If the Fund makes a capital gain distribution, it usually occurs in December. As with any investment, you should consider the tax consequences of an investment in the Fund.

Ordinarily, the Fund declares and pays dividends from its net investment income quarterly. The Fund pays any realized net capital gains as dividends at least annually. Shareholders who receive a dividend check for less than $10.00 will have future dividends reinvested automatically into their accounts. Distributions can be received in one of the following ways:

o REINVESTMENT OPTION: You can have distributions automatically reinvested in additional shares of the Fund. If you do not indicate another choice on your Account Application, this option will be assigned to you automatically.
o CASH OPTION: A check will be mailed to you no later than 7 days after the pay date.
o INCOME EARNED OPTION: Dividends can be reinvested automatically in the Fund and your capital gains can be paid in cash, or capital gains can be reinvested and dividends paid in cash.
o DIRECTED DIVIDENDS OPTION: You can have distributions automatically reinvested in shares of another fund of the Victory Group. The "Victory Group" includes other funds of the Victory Portfolios and Key Mutual Funds. If distributions are reinvested in shares of another fund, you will not pay a sales charge on the reinvested distributions.
o DIRECTED BANK ACCOUNT OPTION: In most cases, you can have distributions automatically transferred to your bank checking or savings account. Under normal circumstances, a dividend will be transferred within 7 days of the dividend payment date. The bank account must have a registration identical to that of your Fund account.

****Your choice of distribution should be set up on the original Account Application. If you would like to change the option you presently use, please call the Transfer Agent at 800-KEY-FUND.****

BUYING A DIVIDEND: You should check the Fund's distribution schedule before you invest. If you buy shares of the Fund shortly before it makes a distribution, some of your investment may come back to you as a taxable distribution.

IMPORTANT INFORMATION ABOUT TAXES: The Fund intends to qualify as a regulated investment company, in which case it pays no federal income tax on the earnings or capital gains it distributes to its shareholders.

o    The Fund's long-term capital gains are taxable as capital gain.
o Dividends are treated in the same manner for federal income tax purposes whether you receive them in cash or in additional shares. They may also be subject to state and local taxes.
o Dividends from the Fund that are attributable to interest on certain U.S. Government obligations may be exempt from certain state and local income taxes. The extent to which ordinary dividends are attributable to U.S. Government obligations will be shown on the tax statements you receive from the Fund.
o Certain dividends paid to you in January will be taxable as if they had been paid to you the previous December.

o You will receive tax statements from the Fund every January showing the amounts and tax status of distributions made to you.
o Because your tax treatment depends on your purchase price and tax position, you should keep your regular account statements for use in determining your tax.
o You should review the more detailed discussion of federal income tax considerations in the SAI.

****THE TAX INFORMATION IN THIS PROSPECTUS IS PROVIDED AS GENERAL INFORMATION. YOU SHOULD CONSULT YOUR OWN TAX ADVISER ABOUT THE TAX CONSEQUENCES OF AN INVESTMENT IN THE FUND.****

                             INVESTING WITH VICTORY

****All you need to do to get started is to fill out an application.****

If you are looking for a convenient way to open an account for yourself or a minor child, or to add money to an existing account, Victory can help. The sections that follow will serve as a guide to your investments with Victory. The following sections will describe how to access information on your account, how to open an account, and how to purchase, exchange, and redeem shares of the Fund. We want to make it simple for you to do business with us. If you have questions about any of this information, please call one of our customer service representatives at 800-KEY-FUND. They will be happy to assist you.

CALCULATION OF SALES CHARGES. Shares are sold at their public offering price, which includes the initial sales charge. The sales charge as a percentage of your investment decreases as your investment amount increases. The current sales charge rates and commissions paid to Investment Professionals are as follows:

---------------------------------------------------------------------------------------
                               Sales Charge       Sales Charge     Dealer Reallowance
         YOUR INVESTMENT        As a % of        As a % of Your      As a % of the
                              Offering Price       Investment        Offering Price
---------------------------------------------------------------------------------------
Up to $50,000                     4.75%               4.99%              4.00%
---------------------------------------------------------------------------------------
$50,000 up to $100,000            4.50%               4.71%              4.00%
---------------------------------------------------------------------------------------
$100,000 up to $250,000           3.50%               3.63%              3.00%
---------------------------------------------------------------------------------------
$250,000 up to $500,000           2.25%               2.30%              2.00%
---------------------------------------------------------------------------------------
$500,000 up to $1,000,000         1.75%               1.78%              1.50%
---------------------------------------------------------------------------------------
$1,000,000 and above              0.00%               0.00%                *
---------------------------------------------------------------------------------------

     *There is no initial sales charge on purchases of $1 million or more. However, a CDSC of up up 1.00% of the purchase price will be charged if shares are redeemed in the first year after purchase, or at .50% within two years of purchase. This charge will be based on either the cost of the shares or current net asset value, whichever is lower. There will be no CDSC on reinvested distributions. Investment Professionals may be compensated at the rate of up to 1.00% of the purchase. Investment Professionals may be paid at a rate of up to 1.00% of the purchase price.

The Distributor reserves the right to reallow the entire commission to dealers. If that occurs, the dealer may be considered an "underwriter" under federal securities laws.

****There are several ways you can combine multiple purchases in the Victory Funds and take advantage of reduced sales charges.****

SALES CHARGE REDUCTIONS AND WAIVERS. You may qualify for reduced sales charges in the following cases:

1. A Letter of Intent lets you purchase Class A shares of the Fund over a 13-month period and receive the same sales charge as if all shares had been purchased at one time. You must start with a minimum initial investment of 5% of the total amount.

2. Rights of Accumulation allow you to add the value of any Class A shares you already own to the amount of your next Class A investment for purposes of calculating the sales charge at the time of purchase.

3. You can combine Class A shares of multiple Victory Funds (except Money Market Funds) for purposes of calculating the sales charge. The combination privilege also allows you to combine the total investments from the accounts of members of your immediate family (spouse and children under the age of 21) for a reduced sales charge at the time of purchase.

4.   Waivers for certain investors:

     a) Current and retired Fund Trustees, employees, directors, trustees and family members of KeyCorp or "Affiliated Providers"* and dealers who have an agreement with the Distributor and any trade organization to which the Advisers or the Administrator belong.
     b) Investors who purchase shares for non-discretionary trust or other advisory accounts established with KeyCorp or its affiliates.
     c) Investors who reinvest a distribution from a deferred compensation plan, agency, trust, or custody account that was maintained by the Victory Group or invested in a fund of the Victory Group.
     d) Investors who reinvest shares from another mutual fund complex or the Victory Group within 90 days after redemption, if they paid a sales charge for those shares.
     e) Investment Professionals utilizing fund shares in fee-based investment products under agreement with the Victory Group, and selling brokers and their sales representatives.

*Affiliated Providers are affiliates and subsidiaries of KeyCorp, and any organizations that provide services to Victory and Key Mutual Funds (the Victory Group).

                             HOW TO PURCHASE SHARES

Shares can be purchased in a number of different ways. ****All you need to do to get started is to fill out an application.**** You can send in your payment by check, wire transfer, exchange from another Victory Fund, or through arrangements with your Investment Professional. An Investment Professional is a salesperson, financial planner, investment adviser, or trust officer who provides you with investment information. Sometimes they will charge you for these services. Their fee will be in addition to, and unrelated to, the fees and expenses charged by the Fund.

MAKE YOUR CHECK PAYABLE TO:
The Victory Funds

Keep the following addresses handy for purchases, exchanges, or redemptions:

o REGULAR U.S. MAIL ADDRESS:
Send completed Account Applications with your check, bank draft, or money order to:

     The Victory Funds
     P. O. Box 8527
     Boston, MA  02266-8527

o OVERNIGHT MAIL ADDRESS:
Use the following address ONLY for overnight packages:
     The Victory Funds
     c/o Boston Financial Data Services
     Two Heritage Drive
     Quincy, MA  02171
     PHONE:  800-KEY-FUND

o WIRE ADDRESS:
The Transfer Agent does not charge a wire fee, but your originating bank may charge a fee. Always call the Transfer Agent at 800-KEY-FUND BEFORE wiring funds to obtain a control number.
     State Street Bank and Trust Co.
     ABA #011000028
     For Credit to DDA Account #9905-201-1
     For Further Credit to Account # (insert account number, name, and control number assigned by the Transfer Agent)

TELEPHONE NUMBER:
     800-KEY-FUND
     800-539-3863

ACH. After your account is set up, your purchase amount can be transferred by Automated Clearing House (ACH). Only domestic members banks may be used. It takes about 15 days to set up an ACH account. A fee is not currently being charged for ACH transfers; however, the Fund may charge a fee at some future date. Notification would be sent out prior to implementing a fee.

STATEMENTS AND REPORTS. You will receive a periodic statement reflecting any transactions that affect the balance or registration of your account. You will receive a confirmation after any purchase, exchange, or redemption. If your account has been set up by an Investment Professional, account activity will be detailed in their statements to you. Share certificates are not issued. Twice a year, you will receive the financial reports of the Fund. By January 31 of each year, you will receive an IRS Form 1099-DIV, which will also be filed with the IRS. Form 1099-DIV reports account activity from the previous year.

SYSTEMATIC INVESTMENT PLAN. To enroll in the Systematic Investment Plan, you should check this box on the Account Application. We will need your bank information and the amount and frequency of your investment. You can select monthly, quarterly, semi-annual, or annual investments. You should attach a voided personal check so the proper information can be obtained. You must first meet the minimum investment requirement of $500, then we will make automatic withdrawals of the amount you indicate ($25 or more) from your bank account and invest it into shares of the Fund.

RETIREMENT PLANS. You can use the Fund as part of your retirement portfolio. Your Investment Professional can set up your new account under one of several tax sheltered plans. Please contact your Investment Professional for details regarding an IRA or other retirement plan that works best for your financial situation.

All purchases must be made in U.S. Dollars and drawn on U.S. banks. ****If you would like to make additional investments after your account is already established, use the Investment Stub attached to your confirmation statement and send it with your check to the address indicated.**** The Transfer Agent may reject any purchase order, in its sole discretion. If your check is returned for any reason, you will be charged for any resulting fees and/or losses. Third party checks will not be accepted. You may only invest or exchange into fund shares legally available in your state. If your account falls below $500, we may ask you to re-establish the minimum investment. If you do not do so within 60 days, we may close your account and send you the value of your account.

                             HOW TO EXCHANGE SHARES

An exchange is the selling of shares of one fund of the Victory Group to purchase shares of another. You may exchange shares of one Victory fund for shares of the same class of any other, generally without paying any additional sales charges. The "Victory Group" includes funds offered as a part of the Victory Funds and Key Mutual Funds complex. Key Mutual Funds is affiliated with KeyCorp.

You can exchange shares of the Fund by writing or calling the Transfer Agent at 800-KEY-FUND. When you exchange shares of the Fund, you should keep the following in mind:
o Shares of the fund selected for exchange must be available for sale in your state of residence.
o The prospectus of the Fund and the fund whose shares you want to buy must offer the exchange privilege.
o Shares of the Fund may be exchanged at relative net asset value. Shares can only be exchanged for Class A shares of another fund.
o You must meet the minimum purchase requirements for the fund you purchase by exchange.
o The registration and tax identification numbers of the two accounts must be identical.
o You must hold the shares you buy when you establish your account for at least 7 days before you can exchange them; after the account is open 7 days, you can exchange shares on any business day.
o Before exchanging, read the prospectus of the fund you wish to purchase by exchange.

****You can obtain a list of funds available for exchange by calling the Transfer Agent at 800-KEY-
FUND.****

                              HOW TO REDEEM SHARES

****There are a number of convenient ways to redeem shares of the Fund. You can use the same mailing and wiring addresses listed for purchases. You will earn dividends up to and including the date your redemption request is processed.****

o BY TELEPHONE. The easiest way to redeem shares is by calling 800-KEY-FUND. When you fill out your original application, be sure to check the box marked "Telephone Authorization." Then when you are ready to redeem, call us and tell us which one of the following options you would like to use:
o    Mail a check to the address of record;
o    Wire  funds  to a  domestic  financial  institution;
o    Mail to a previously designated alternate address; or
o    Electronically transfer the funds via the Automated Clearing House (ACH).

All telephone calls are recorded for your protection and measures are taken to verify the identity of the caller. If we properly act on telephone instructions and follow reasonable procedures to ensure against unauthorized transactions, neither Victory nor its servicing agents, the Adviser, the Sub-Adviser, nor the Transfer Agent will be responsible for any losses. If these procedures are not followed, the Transfer Agent may be liable to you for losses resulting from unauthorized instructions.

If there is an unusual amount of market activity and you cannot reach the Transfer Agent by telephone, consider placing your order by mail.

o BY MAIL. Use the Regular U.S. Mail or Overnight Mail Address to redeem shares. Send us a letter of instruction indicating your Fund account number, amount of redemption, and where to send the proceeds. A signature guarantee is required for the following redemption requests:

o    Redemptions over $10,000;
o    Your account registration has changed within the last 15 days;
o    The check is not being mailed to the address on your  account;
o    The check is not being made payable to the owner of the account; or
o If the redemption proceeds are being transferred to another Victory Group account with a different registration.

A signature guarantee can be obtained from a financial institution such as a bank, broker-dealer, credit union, clearing agency, or savings association.

o BY WIRE. If you want to redeem funds by wire, you must establish a Fund account which will accommodate wire transactions. If you call by 4:00 p.m. Eastern time, your funds will be wired on the next business day.

o BY ACH. Normally, your redemption will be processed on the same day or the next day if received after 4:00 p.m. Eastern Time. It will be transferred by ACH as long as the transfer is to a domestic bank.

Under certain emergency circumstances, the right of redemption may be suspended. Redemption proceeds from the sale of shares purchased by a check may be held until the purchase check has cleared. If you request a complete redemption, any dividends accrued will be included with the redemption proceeds.

SYSTEMATIC WITHDRAWAL PLAN. If you check this box on the Account Application, we will send monthly, quarterly, semi-annual, or annual payments to the person you designate. The minimum withdrawal is $25, and you must have a balance of $5,000 or more. Once again, we will need a voided personal check to activate this feature. You should be aware that your account eventually may be depleted. However, you cannot automatically close your account using the Systematic Withdrawal Plan. If your balance falls below $500, we may ask you to bring the account back to the minimum balance. If you decide not to increase your account to the minimum balance, your account may be closed and the proceeds mailed to you.

                     ORGANIZATION AND MANAGEMENT OF THE FUND

****We want you to know who plays what role in your investment and how they are related. This section discusses the organizations employed by the Fund to service its shareholders. They are paid a fee for their services.****

ABOUT VICTORY:
The Fund is a member of the Victory Funds, a family of 26 distinct investment portfolios. Victory has been operating continuously since 1983, and was organized as a Delaware business trust on February 29, 1996.

The Board of Trustees of Victory has the overall responsibility for the management of the Fund.

THE INVESTMENT ADVISERS: One of the Fund's most important contracts is its Advisory Agreement with Key Asset Management Inc. (KAM or the Adviser), a New York Corporation registered as an investment adviser with the SEC. KAM is a subsidiary of KeyBank National Association, a wholly-owned subsidiary of KeyCorp. Effective February 28, 1997, KAM became the surviving corporation after the reorganization of four indirect investment adviser subsidiaries of KeyCorp. Affiliates of the Adviser manage approximately $50 billion for a limited number of institutional clients.

The Adviser has hired a sub-adviser, Lakefront Capital Investors, Inc. (the "Sub-Adviser", and together with KAM, the "Advisers") to help manage the Fund. In this way, investors have access to a range of investment styles and strategies. The advisory and sub-advisory agreements authorize the Advisers to choose brokers or dealers to handle the purchases and sales of a Fund's securities. KAM will be paid a monthly fee of 1.00% of the average annual daily net assets of the Fund. KAM will pay the Sub-Adviser a monthly fee of .50% of the Fund's average annual daily net assets from its advisory fee. KAM has obtained an option to purchase 19.9% of the capital stock of Lakefront Capital Investors, Inc.

                             MANAGEMENT OF THE FUND

             --------------------------------------------------
             |                                                 |
             |                   TRUSTEES                      |
             |                                                 |
             |          Supervise the Fund's activities.      |
             |                                                 |
             --------------------------------------------------
                                    |
                                    |
             --------------------------------------------------
             |               INVESTMENT ADVISER                |
             |           Key Asset Management Inc.             |
             |               127 Public Square                 |
             |              Cleveland, OH 44114                |
             |                                                 |
             |           Manages the Fund's business
|
             |             and investment activities.          |
             ---------------------------------------------------
                                      |
                                      |
             --------------------------------------------------
             |                                                 |
             |                INVESTMENT SUB-ADVISER           |
             |                   Lakefront Capital             |
             |                    Investors, Inc.              |
             |             Suite 840, The Hanna Building       |
             |                  1422 Euclid Avenue             |
             |                  Cleveland, OH 44115            |
             |                                                 |
             |             Provides portfolio management       |
             |                 services to the Fund.           |
             --------------------------------------------------

THE ADMINISTRATOR, DISTRIBUTOR, AND FUND ACCOUNTANT:
BISYS Fund Services is the Administrator and Distributor. BISYS is paid a fee of
 .15% of the Fund's average daily net assets on a monthly basis as the Administrator, but does not charge a fee for its services as Distributor. BISYS Fund Services Ohio, Inc. receives a fee as the Fund Accountant.

The Distributor may provide cash or other compensation to dealers for selling shares of the Fund. Payments may be in the form of trips, tickets, and/or merchandise offered through sales contests. It does this at its own expense, and not at the expense of the Fund or its shareholders.

BISYS Fund Services has retained Lakefront Capital Investors, Inc. as a consultant and from time to time may pay Lakefront a fee for its services.

SHAREHOLDER  SERVICING PLAN:
The Fund has adopted a Shareholder Servicing Plan. The shareholder servicing agent performs a number of services for its customers who are shareholders of the Fund. It establishes and maintains accounts and records, processes dividend and distribution payments, arranges for bank wires, assists in transactions, and changes account information. For these services the Fund pays up to .25% of the average daily net assets of the shares of the class. The Fund has agreements with various shareholder servicing agents, including the Distributor, the Custodian and its affiliates, other financial institutions, and securities brokers. Shareholder servicing agents may waive all or a portion of their fee periodically.

DISTRIBUTION PLAN:
Under Rule 12b-1 of the Investment Company Act of 1940, Victory has adopted a Distribution and Service Plan for the Fund. The Fund does not currently pay direct expenses under this plan.

BROKERAGE:
The Fund may buy and sell securities through an affiliate of KAM. The Board of Trustees has adopted procedures to ensure that these transactions are fair and in the best interest of the Fund.

INDEPENDENT ACCOUNTANTS:
Coopers & Lybrand L.L.P. serves as independent accountants to the Fund.

LEGAL COUNSEL:
Kramer, Levin, Naftalis & Frankel serves as legal counsel to the Fund.

                            HOW THE FUND IS ORGANIZED

                            _______________________
                            |                     |
         ___________________|    SHAREHOLDERS     |
         |                  |                     |
         |                  |_____________________|
         |                             |
         |                             |
         |                             |
         |                             |
         |       ______________________|_______________________
         |       |        FINANCIAL SERVICES FIRMS AND         |
         |       |       THEIR INVESTMENT PROFESSIONALS        |
         |       |                                             |
         |       |       Advise current and prospective        |
         |       |   shareholders on their fund investments.   |
         |       |_____________________________________________|
         |                             |
         |                             |
         |                             |
         |       ______________________________________________
         |       |                                             |
         |       |       TRANSFER AGENT/SERVICING AGENT        |
         |       |     State Street Bank and Trust Company     |
         |       |             225 Franklin Street             |
         |       |              Boston, MA 02110               |
         |       |                                             |
         |       |       Boston Financial Data Services        |
         |       |                                             |
         |_______|             Two Heritage Drive              |
                 |              Quincy, MA 02171               |
                 |                                             |
                 |  Handles services such as record-keeping,   |
                 |      statements, processing of buy and      |
                 |  sell requests, distribution of dividends,  |
                 |  and servicing of shareholder's accounts.   |
                 |_____________________________________________|
                                         |
                                         |
______________________________________   |  ____________________________________
|         ADMINISTRATOR,              |  |  |         CUSTODIAN                |
|        DISTRIBUTOR, AND             |  |  |                                  |
|         FUND ACCOUNTANT             |  |  | Key Trust Company of Ohio, N.A.  |
|   BISYS Fund Services, Inc. and     |  |  |    127 Public Square             |
|  BISYS Fund Services Ohio, Inc.     |  |  |                                  |
|         3435 Stelzer Road           |  |  |    Cleveland, OH 44114           |
|                                     |__|__|                                  |
|        Columbus, OH 43219           |     |                                  |
|                                     |     |                                  |
| Markets the Fund, distributes shares|     | Provides for safekeeping of the  |
| through investment professionals,   |     | Fund's investments and cash, and |
| and calculates the value of shares. |     |settles trades made by the Fund. |
|_____________________________________|     |__________________________________|

                             ADDITIONAL INFORMATION

****Some additional information you should know about the Fund.****

The Fund offers only the classes of shares described in this prospectus, but at some future date, the Fund may offer additional classes of shares through a separate prospectus.

YOUR RIGHTS AS A SHAREHOLDER. All shareholders have equal voting, liquidation, and other rights. As a shareholder of the Fund, you have rights and privileges similar to those enjoyed by other corporate shareholders. Delaware Trust law limits the liability of shareholders.

If any matters are to be voted on by shareholders (such as a change in a fundamental investment objective or the election of Trustees), each share outstanding at that point would be entitled to one vote. If you have a qualified trust account, the trustee will vote your shares on your behalf or in the same percentage voted on shares that are not held in trust. Shareholders with more than 10% of the outstanding shares of the Fund may call a special meeting for removal of a Trustee. Normally, Victory is not required to hold annual meetings of shareholders. However, shareholders may request one under certain circumstances, as described in the SAI.

CODE OF ETHICS. Victory and the Advisers have each adopted a Code of Ethics to which all investment personnel and all other access persons to the Fund must conform. Investment personnel must refrain from certain trading practices and are required to report certain personal investment activities. Violations of the Code of Ethics can result in penalties, suspension, or termination.

BANKING LAWS. Banking laws, including the Glass-Steagall Act, prevent a bank holding company or its affiliates from sponsoring, organizing, or controlling a registered, open-end investment company. However, bank holding company subsidiaries may act as investment adviser, transfer agent, custodian or shareholder servicing agent. They may also purchase shares of such a company for their customers and pay third parties for performing these functions. Should these laws ever change in the future, the Trustees would consider selecting another qualified firm so that all services would continue.

SHAREHOLDER COMMUNICATIONS. You will receive unaudited Semi-Annual Reports and audited Annual Reports on a regular basis from the Fund. In addition, you may also receive updated prospectuses or supplements to this prospectus. In order to eliminate duplicate mailings to an address at which two or more shareholders with the same last name reside, the Fund will send only one copy of the above communications. ****If you would like to receive additional copies of any materials, please call the Fund at 800-KEY- FUND.****


The securities described in this prospectus and the SAI are not offered in any state in which they may not be sold lawfully. No salesman, dealer, or other person is authorized to give any information or make any representation other than those contained in this prospectus and the SAI.

                    OTHER SECURITIES AND INVESTMENT PRACTICES

The following table lists the types of securities the Fund may choose to purchase. The majority of the portfolio for the Fund is made up of equity securities. However, the Fund is also permitted to invest in the securities listed in the table below and the SAI.

% Percent of TOTAL assets
#  No limitation of usage; Fund may be using currently.
~ Indicates a "derivative security," whose value is linked to, or derived from another security, instrument or index.


------------------------------------------------------------------------------------------------------------
                     INVESTMENT PRACTICES AND LIMITATIONS                           THE LAKEFRONT FUND
------------------------------------------------------------------------------------------------------------
BORROWING; REVERSE REPURCHASE AGREEMENTS.  The borrowing of money                           33-1/3%
from banks or through reverse repurchase agreements.  The Fund will not use borrowing to create leverage.
------------------------------------------------------------------------------------------------------------
ILLIQUID SECURITIES.  Illiquid securities are securities that are not readily                 15%
marketable or cannot be disposed of within seven days and in the usual course of business at approximately the price at which the Fund has valued them.
------------------------------------------------------------------------------------------------------------
SHORT-TERM TRADING.  Selling a security soon after purchasing it.  Short-term                  #
trading increases turnover and transaction costs.
------------------------------------------------------------------------------------------------------------
                        LIST OF ALLOWABLE INVESTMENTS                                THE LAKEFRONT FUND
------------------------------------------------------------------------------------------------------------
Equity Securities.  Can include common stock preferred stock and                            80-100%
ssecurities convertible preferred stock.
------------------------------------------------------------------------------------------------------------
CORPORATE DEBT OBLIGATIONS.  Debt instruments issued by private                               20%
corporations which are traded on major exchanges.  They may be secured or unsecured by property.
------------------------------------------------------------------------------------------------------------
~ FUTURES CONTRACTS AND OPTIONS.  Contracts involving the right or                           5%
obligation to deliver or receive assets or money depending on the performance               33-1/3%
of one or more assets or a securities index.  To reduce the effects of leverage, liquid assets equal to the contract commitment are set aside to cover the commitment. 5% or less in margins or premiums;  and  33-1/3% or less of total assets subject to futures and options.  The Fund will use futures and options in an effort to hedge against market risk.

--------------------------------------------------------------------------------------------------------------
~ WARRANTS.  The right to purchase an equity security at a stated price for a              33-1/3%
limited period of time.
--------------------------------------------------------------------------------------------------------------
WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES. A security that is purchased                   33-1/3%
for delivery at a later time.  The market value may change before the delivery date.
--------------------------------------------------------------------------------------------------------------
ZERO COUPON BONDS.  These securities are purchased at a discount from the                     20%
face value.  The face value is received at maturity,  with no interest  payments before then. These may be subject to greater risks of price fluctuation.
--------------------------------------------------------------------------------------------------------------
~VARIABLE & FLOATING RATE SECURITIES.  Investment grade instruments, some                     20%
of which may be illiquid, with interest rates that reset periodically.
--------------------------------------------------------------------------------------------------------------
SHORT-TERM DEBT OBLIGATIONS.  Including bankers' acceptances, certificates of                 20%
deposit, prime quality commercial paper, cash and cash equivalents.
--------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES. Securities issued or guaranteed by the U.S.                       20%
Government, its agencies or instrumentalities.  Some are direct obligations of the U.S. Treasury; others are obligations only of the U.S. agency.
--------------------------------------------------------------------------------------------------------------
~RECEIPTS.  Separately traded interest or principal components of U.S.                        20%
Government securities.
--------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS.  An agreement to purchase a security that must                       33-1/3%
later be sold back to the seller at the same price plus  interest.  The seller's obligation is secured with collateral.
--------------------------------------------------------------------------------------------------------------
OTHER INVESTMENT COMPANIES.  Shares of other mutual funds with similar                        5%
investment objectives.  The following limitations apply:  (1) No more than 5%                 3%
of the Fund's total assets may be invested in one mutual fund, (2) No more                    10%
than 3% of the outstanding voting securities of any one mutual fund, and (3)
No more than 10% of the Fund's total assets in combined mutual fund holdings.
--------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER.  Short-term obligations issued by corporations and financial                  #
institutions.  The Fund only uses prime quality commercial paper.
--------------------------------------------------------------------------------------------------------------

For temporary defensive purposes, the Fund may invest up to 100% of its total assets in U.S. Government securities or short-term debt obligations. For more information on ratings and detailed descriptions of each of the above investment vehicles, see the SAI.


                                THE VICTORY FUNDS




                                 800-KEY-FUND(R)
                                       OR
                                  800-539-3863






                                   THE VICTORY

                           REAL ESTATE INVESTMENT FUND

                                   PROSPECTUS









                                  MARCH 1, 1997




TABLE OF CONTENTS                                                                                              PAGE
Introduction                                                                                                      2
AN OVERVIEW OF THE FUND                                                                                           3
An analysis which  includes  objectives,  policies,  strategies,  and expenses,
Investment Objective, Policies, and Strategies                                                                   19
Risk Factors                                                                                                     19
Investment Limitations                                                                                           20
Investment Performance                                                                                           20
Share Price                                                                                                      21
Dividends, Distributions, and Taxes                                                                              21
INVESTING WITH VICTORY                                                                                           23
     How to Purchase Shares                                                                                      24
     How to Exchange Shares                                                                                      25
     How to Redeem Shares                                                                                        26
Organization and Management of the Fund                                                                          27
Additional Information                                                                                           30
Other Securities and Investment Practices                                                                        32



Key to Fund Information:

(1) Objective and Strategy: The goals and the strategy that the Fund plans to use in pursuing its investment objective.
(2) Risk Factors: The risks that you may assume as an investor in the Fund.
(3) Expenses: The costs that you will pay as an investor in the Fund, including sales charges and ongoing expenses.

SHARES OF THE FUND ARE:

o    NOT INSURED BY THE FDIC;
o NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY KEYBANK, ANY OF ITS AFFILIATES, OR ANY OTHER BANK;
o SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY SUCH STATE AUTHORITY PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                             THE VICTORY PORTFOLIOS

                           REAL ESTATE INVESTMENT FUND

                          800-KEY-FUND OR 800-539-3863

                                  INTRODUCTION

This prospectus describes the Real Estate Investment Fund (the Fund). The Fund is a diversified mutual fund and is a part of The Victory Portfolios (Victory), an open-end investment management company. This prospectus explains the objectives, policies, risks, and strategies of the Fund. You should read this prospectus before investing in the Fund and keep it for future reference. A detailed Statement of Additional Information (the SAI) describing the Fund is also available for your review. The SAI has been filed with the Securities and Exchange Commission (the SEC), and is incorporated into this prospectus by reference. If you would like a free copy of the SAI, please request one by calling us at 800-KEY-FUND.

(1) INVESTMENT OBJECTIVE:
The  REAL  ESTATE   INVESTMENT  FUND  seeks  to  provide  total  return  through investments in real estate-related securities.

(1)  INVESTMENT STRATEGY:
The Fund pursues its investment objective by investing primarily in common stocks, including real estate investment trusts (REITs), rights to purchase these securities, convertible securities and preferred stocks. Please review "Investment Objective, Policies, and Strategies" and "Other Securities and Investment Practices" for an overview of the Fund.

(2) RISK FACTORS:
The Fund is not insured by the FDIC. Since equity securities fluctuate in value, the Fund's shares also will fluctuate in value. Because the Fund invests in REITs, the Fund is subject to risks similar to those associated with direct investments in real estate. In addition, there are other potential risks which are discussed in the section "Risk Factors."

WHO SHOULD INVEST:
o Investors willing to accept higher short-term risk along with higher potential long-term returns
o    Investors seeking total return over the long term with some current income
o    Investors who are investing for goals that are many years in the future
o Investors seeking to participate in the real estate market through indirect investment in real estate securities and who can bear the risks associated with this investment.

(3) FEES AND EXPENSES:
You may pay a sales charge of up to 4.75% of the offering price, depending on the amount you invest. You also will incur expenses for investment advisory, management, administrative, and shareholder services, all of which are included in the Fund's expense ratio.

PURCHASES:
The minimum initial investment is $500 for most accounts ($250 for Individual Retirement Accounts) and $25 thereafter. The initial investment must be accompanied by the Fund's Account Application. Fund shares may be purchased by check, Automated Clearing House, or wire. See "How to Purchase Shares."

REDEMPTIONS:
You can redeem Fund shares by written request or telephone. When the Transfer Agent receives a redemption request in proper form, the Fund will redeem the shares and credit your bank account or send the proceeds to the address designated on your account application. See "How to Redeem Shares."

DIVIDENDS/DISTRIBUTIONS:
Ordinarily, the Fund declares and pays dividends from its net investment income quarterly. Any net capital gains realized by the Fund are paid as dividends annually. The Fund can send your dividends directly to you by mail, credit them to your bank account, reinvest them in the Fund, or invest them in another fund of the Victory Group. The "Victory Group" includes other funds of The Victory Portfolios and Key Mutual Funds. You can make this choice when you fill out an account application. See "Dividends, Distributions, and Taxes."

OTHER SERVICES:
Victory offers a number of other services to better serve shareholders including exchange privileges and automated investment and withdrawal plans. See "How to Exchange Shares" and "How to Redeem Shares." Our toll-free fax number is 800-529-2244. You can reach Victory's Telecommunication Device for the Deaf
(TDD) at 800-970-5296.

AN OVERVIEW OF THE FUND:

-------------------------------------------------------------------------------------------------------------------------
                                           Inception        Estimated Annual           Maximum        Newspaper
            VICTORY FUND                      Date           Expenses After             Sales       Abbreviation*
                                                           Waivers (as a % of          Charge
                                                               net assets)
-------------------------------------------------------------------------------------------------------------------------
Victory Real Estate                          3/1/97               1.40%                4.75%
Investment
-------------------------------------------------------------------------------------------------------------------------

*All newspapers do not use the same abbreviation.

The following pages provide you with an overview of the Fund. Please look at the objective, policies, strategies, risks, expenses, and financial history to determine whether the Fund will suit your risk tolerance and investment needs. You should also review "Other Securities and Investment Practices" section for additional information about the individual securities in which the Fund can invest and the risks related to these investments.

                         THE REAL ESTATE INVESTMENT FUND

(1) INVESTMENT OBJECTIVE: The Real Estate Investment Fund seeks to provide total return through investment in real estate-related securities.

(1) INVESTMENT POLICIES AND STRATEGY: The Real Estate Investment Fund pursues its investment objective by investing in real estate-related securities.

Under normal market conditions, the Fund will invest substantially all of its assets in:
o    Common  stocks (including REITs)
o    Rights or warrants to purchase common stocks
o Securities convertible into common stocks when the Fund's investment adviser thinks that the conversion will be profitable
o    Preferred stocks

The Real Estate Investment Fund may also invest up to 20% of its total assets in securities of foreign real estate companies.

For more information about other securities in which the Fund can invest, see "Other Securities and Investment Practices" and the SAI.

     (2) RISK: The Real Estate Investment Fund is designed for long-term investors. The Fund is subject to the risks common to all mutual funds and the risks common to mutual funds that invest in equity securities. In addition, the Real Estate Investment Fund is subject to the risks related to direct investment in real estate. By itself, the Real Estate Investment Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment. PLEASE READ "RISK FACTORS" CAREFULLY BEFORE INVESTING.

     PORTFOLIO MANAGEMENT: Patrice Derrington and Richard E. Salomon are the Portfolio Managers of the Fund, positions they have held since the Fund's inception in March 1997. Patrice Derrington is a Vice President and Portfolio Manager of Key Asset Management, Inc. (KAM or the Adviser), and has been in the real estate, investment, and finance business since 1991. Richard E. Salomon is the President and Managing Director of KAM, and has been in the investment advisory business since 1982.

(3) FUND EXPENSES

This section will help you understand the costs and expenses you will pay, directly or indirectly, if you invest in the Real Estate Investment Fund.

SHAREHOLDER TRANSACTION EXPENSES*

Maximum Sales Charge Imposed on Purchases                      4.75%
     (as a percentage of the offering price)
Sales Charge Imposed on Reinvested Dividends                   None
Deferred Sales Charge                                          None
Redemption Fees                                                None
Exchange Fees                                                  None

*You may be charged additional fees if you purchase, exchange, or redeem shares through a broker or agent.

These examples illustrate the estimated operating expenses that you will incur as a shareholder of the Fund. THESE EXPENSES ARE CHARGED DIRECTLY TO THE FUND. Expenses include management fees as well as the costs of maintaining accounts, administering the Fund, providing shareholder services, and other activities. The expenses shown are estimated based on projected expenses of the Fund.

ANNUAL FUND OPERATING EXPENSES (AFTER EXPENSE WAIVERS AND REIMBURSEMENTS) (as a percentage of average daily net assets)


         Management Fees                                         1.00%
         Rule 12b-1 Distribution Fees                            None
         Other Expenses(1)                                       .40%
         Total Fund Operating Expenses                           1.40%


(1) "Other Expenses" includes an estimate of shareholder servicing fees the Fund expects to pay. (See "Organization and Management of the Funds -- Shareholder Servicing Plan.")

These examples are designed to help you understand the various costs you will bear, directly or indirectly, as an investor in the Real Estate Investment Fund.

EXAMPLE:  You would pay the following expenses on a $1,000 investment,  assuming
(1) a 5% annual return and (2) full redemption at the end of each time period.

           Real Estate                  1 YEAR                   3 Years
           Investment Fund               $61                       $90


THIS EXAMPLE IS ONLY AN ILLUSTRATION. ACTUAL EXPENSES AND RETURNS WILL VARY.

                                  RISK FACTORS

This prospectus describes some of the risks that you may assume as an investor in the Fund. Some limitations on the Fund's investments are described in the section that follows. By matching your investment objective with a comfortable level of risk, you can create your own customized investment plan. "Other Securities and Investment Practices" at the end of this Prospectus provides additional information on the securities mentioned in the overview of the Fund. As with any mutual fund, there is no guarantee that the Fund will earn income or show a positive total return over time. The Fund's price, yield, and total return will fluctuate. You may lose money if the Fund's investments do not perform well. ****It is important to keep in mind one basic principle of investing: the greater the risk, the greater the potential reward. The reverse is also generally true: the lower the risk, the lower the potential reward.****

The following risks are common to ALL MUTUAL FUNDS:
o MARKET RISK is the risk that the market value of a security will fluctuate, depending on the supply and demand for that type of security. As a result of this fluctuation, a security may be worth less than the price the Fund originally paid for it, or less than the security was worth at an earlier time.
o MARKET RISK may affect a single issuer, an industry, a sector of the economy, or the entire market, and is common to all investments.
o MANAGER RISK is the risk that the Fund's Portfolio Manager may use a strategy that does not produce the intended result.

The following risks are common to mutual funds that invest in EQUITY SECURITIES:
o EQUITY RISK is the risk that the value of the security will fluctuate in response to changes in earnings or other conditions affecting the issuer's profitability. Unlike debt securities, which have preference to a company's earnings and cash flow, equity securities are entitled to the residual value after the company meets its other obligations. For example, holders of debt securities have priority over holders of equity securities to a company's assets in the event of bankruptcy.

The  following  risks are  common to mutual  funds  that  invest in REAL  ESTATE
SECURITIES:
o REAL ESTATE RISK is the risk that the value of a security will fluctuate because of changes in property values, vacancies of rental properties, overbuilding, changes in local laws, increased property taxes and operating expenses, and other risks associated with real estate. While the Fund will not invest directly in real estate, it may be subject to the risks associated with direct ownership. Equity REITs may be affected by changes in property value, while mortgage REITs may be affected by credit quality.
o REGULATORY RISK. Certain REITs may fail to qualify for pass-through of income under federal tax law, or to maintain their exemption from the registration requirements under federal securities laws.
o FOREIGN ISSUER AND CURRENCY RISK. Foreign real estate securities involve additional risks. Foreign issuers may not be subject to uniform accounting, auditing and financial reporting standards and practices used by domestic issuers. In addition, foreign securities markets may be less liquid, more volatile, and less subject to governmental supervision than in the U.S. Investments in foreign countries could be affected by factors not present in the U.S., including expropriation, confiscation of property, and difficulties in enforcing contracts. Currency risk is the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in rates may erode or reverse gains produced by investments denominated in foreign currencies.

**** EQUITY REITs, which own property, generate income from rental and lease payments and offer the potential for growth from property appreciation and periodic capital gains from the sale of property. Mortgage REITs earn interest income and are subject to credit risks, like the chance that a developer may fail to repay a loan.****

                             INVESTMENT LIMITATIONS

**** The SEC and IRS have certain restrictions with which all mutual funds must comply. The Fund monitors these limitations on an ongoing basis.****

     To help reduce risk, the Fund has adopted limitations on some investment policies. These limits involve the Fund's ability to borrow money and the amount it can invest in various types of securities, including liquid securities. Certain limitations can be changed only with the approval of shareholders. Victory's Board of Trustees can change other investment limitations without shareholder approval. See "Other Securities and Investment Practices" and the SAI for more information.

     The Fund limits to 25% of total assets the amount it may invest in any single issuer (other than U.S. Government obligations). The Fund limits its borrowing to 33-1/3% of its total assets (the Fund would borrow by selling a security that it owns and then repurchasing that security later at a higher price). The Fund will not borrow for leverage purposes.

     The Fund is not "diversified" according to certain federal securities provisions regarding diversification of its assets. However, the Fund intends to comply with certain federal tax requirements regarding the diversification of its assets. Generally, under those requirements, at least 50% of the Fund's total assets must be invested so that no more than 5% of its Fund's total assets are invested in the securities of any one issuer. These diversification provisions and requirements are discussed in the SAI.

                             INVESTMENT PERFORMANCE

**** Past performance does not guarantee future results. You may obtain the current 30-day yield by calling 800-KEY-FUND. Our Shareholder Servicing representatives are available from 8:00 a.m. to 7:00 p.m. Eastern Time Monday through Friday.****

Victory may advertise the performance of the Fund by comparing it to other mutual funds with similar objectives and policies. Performance information may also appear in various publications. Any fees charged by Investment Professionals may not be reflected in these performance calculations. Performance information is contained in the annual and semi-annual reports. You may obtain a copy of the annual and semi-annual reports free of charge, which include performance information.

The "30-day yield" is an "annualized" figure--the amount you would earn if you stayed in a Fund for a year and the Fund continued to have the same yield throughout that year. To calculate 30-day yield, the Fund's net investment income per share for the most recent 30 days is divided by the maximum offering price per share.

To calculate "total returns," the Fund starts with the total number of shares that you can buy for $1,000 at the beginning of the period. Then all the additional shares that you would have purchased within the period are added with reinvested dividends and distributions (this takes into account the Fund's income, if any). The number of these shares is multiplied by the net asset value on the last day of the period and the result is divided by the initial $1,000 investment to determine the percentage gain or loss. For periods of more than one year, the cumulative total return is adjusted to get an average annual total return.

     o    YIELD is a measure of dividend income.
     o AVERAGE ANNUAL TOTAL RETURN (OR "ANNUALIZED TOTAL RETURN") is a measure of past dividend income plus capital appreciation. It is the sum of all parts of your investment return.

Whenever you see information on a Fund's performance, do not consider the past performance to be an indication of the performance you could expect by making an investment in the Fund today. The past is an imperfect guide to the future. History does not always repeat itself.

                                   SHARE PRICE

The Fund's share price, called its net asset value (NAV), is calculated each business day (normally at 4:00 p.m. Eastern time). Shares are purchased at the next share price calculated after your investment is received and accepted. A business day is a day on which the New York Stock Exchange is open for trading or any day in which enough trading has occurred in the securities held by the Fund to materially affect the NAV. If your account is established with an Investment Professional or a bank, you may not be able to purchase or sell shares on other holidays when the Federal Reserve Bank of Cleveland is closed.

The NAV is calculated by adding up the total value of the Fund's investments and other assets, subtracting its liabilities, and then dividing that figure by the number of outstanding shares of the Fund:

                                Total Assets - Liabilities
                      NAV   =   -----------------------------
                                Number of Shares Outstanding

****The daily NAV is useful to you as a shareholder because the NAV, multiplied by the number of Fund shares you own, gives you the dollar amount and value of your investment.****

The Fund's net asset value can be found daily in The Wall Street Journal and other newspapers.

                       DIVIDENDS, DISTRIBUTIONS, AND TAXES

As a shareholder, you are entitled to your share of net income and capital gains on the Fund's investments. The Fund passes its earnings along to investors in the form of distributions. Dividend distributions are the net dividends or interest earned on investments. If the Fund makes a capital gain distribution, it usually occurs in December. As with any investment, you should consider the tax consequences of an investment in the Fund.

Ordinarily, the Fund declares and pays dividends from its net investment income quarterly. The Fund pays any realized capital gains as dividends at least annually. Shareholders who receive a dividend check for less than $10.00 will have future dividends reinvested automatically into their accounts. Distributions can be received in one of the following ways:

o REINVESTMENT OPTION: You can have distributions automatically reinvested in additional shares of the Fund. If you do not indicate another choice on your Account Application, this option will be assigned to you automatically.
o CASH OPTION: A check will be mailed to you no later than 7 days after the pay date.
o INCOME EARNED OPTION: Dividends can be reinvested automatically in the Fund and your capital gains can be paid in cash, or capital gains can be reinvested and dividends paid in cash.
o DIRECTED DIVIDENDS OPTION: You can have distributions automatically reinvested in shares of another fund of the Victory Group. The "Victory Group" includes other funds of the Victory Portfolios and Key Mutual Funds. If distributions are reinvested in shares of another fund, you will not pay a sales charge on the reinvested distributions.
o DIRECTED BANK ACCOUNT OPTION: In most cases, you can have distributions automatically transferred to your bank checking or savings account. Under normal circumstances, a dividend will be transferred within 7 days of the dividend payment date. The bank account must have a registration identical to that of your Fund account.

****Your choice of distribution should be set up on the original Account Application. If you would like to change the option you presently use, please call the Transfer Agent at 800-KEY-FUND.****

BUYING A DIVIDEND: You should check the Fund's distribution schedule before you invest. If you buy shares of the Fund shortly before it makes a distribution, some of your investment may come back to you as a taxable distribution.

IMPORTANT INFORMATION ABOUT TAXES: The Fund intends to qualify as a regulated investment company, in which case it pays no federal income tax on the earnings or capital gains it distributes to its shareholders.

o Ordinary dividends from the Fund are taxable as ordinary income; dividends from the Fund's long-term capital gains are taxable as capital gain.
o Dividends are treated in the same manner for federal income tax purposes whether you receive them in cash or in additional shares. They may also be subject to state and local taxes.
o Dividends from the Fund that are attributable to interest on certain U.S. Government obligations may be exempt from certain state and local income taxes. The extent to which ordinary dividends are attributable to U.S. Government obligations will be shown on the tax statements you receive from the Fund.
o Certain dividends paid to you in January will be taxable as if they had been paid to you the previous December.
o You will receive tax statements from the Fund every January showing the amounts and tax status of distributions made to you.

o Because your tax treatment depends on your purchase price and tax position, you should keep your regular account statements for use in determining your tax.
o You should review the more detailed discussion of federal income tax considerations in the SAI.

****THE TAX INFORMATION IN THIS PROSPECTUS IS PROVIDED AS GENERAL INFORMATION. YOU SHOULD CONSULT YOUR OWN TAX ADVISER ABOUT THE TAX CONSEQUENCES OF AN INVESTMENT IN THE FUND.****


                             INVESTING WITH VICTORY

If you are looking for a convenient way to open an account for yourself or a minor child, or to add money to an existing account, Victory can help. The following sections will describe how to access information on your account, how to open an account, and how to purchase, exchange and redeem shares of the Fund. We want to make it simple for you to do business with us. The sections that follow will serve as a guide to your investments with Victory. If you have questions about any of this information, please call one of our customer service representatives at 800-KEY-FUND. They will be happy to assist you.

CALCULATION OF SALES CHARGES. Shares are sold at their public offering price, which includes the initial sales charge. The sales charge as a percentage of your investment decreases as your investment amount increases. The current sales charge rates and commissions paid to Investment Professionals are as follows:

----------------------------------------------------------------------------------------------
                                 Sales Charge       Sales Charge      Dealer Reallowance
         YOUR INVESTMENT      As a % of Offering   As a % of Your       As a % of the
                                    Price            Investment         Offering Price
----------------------------------------------------------------------------------------------
Up to $50,000                       4.75%               4.99%               4.00%
----------------------------------------------------------------------------------------------
$50,000 up to $100,000              4.59%               4.71%               4.00%
----------------------------------------------------------------------------------------------
$100,000 up to $250,000             3.50%               3.63%               3.00%
----------------------------------------------------------------------------------------------
$250,000 up to $500,000             2.25%               2.30%               2.00%
----------------------------------------------------------------------------------------------
$500,000 up to $1,000,000           1.75%               1.78%               1.50%
----------------------------------------------------------------------------------------------
$1,000,000 and above                0.00%               0.00%                 *
----------------------------------------------------------------------------------------------

*There is no initial sales charge on purchases of $1 million or more. However, a CDSC of up to 1.00% of the purchase price will be charged if shares are redeemed in the first year after purchase, or at .50% within two years of the purchase. This charge will be based on either the cost of the shares or current net asset value, whichever is lower. There will be no CDSC on reinvested distributions. Investment Professionals may be paid at a rate of up to 1.00% of the purchase price.

The Distributor reserves the right to reallow the entire commission to dealers. If that occurs, the dealer may be considered an "underwriter" under federal securities laws.

****There are several ways you can combine multiple purchases in The Victory Portfolios and take advantage of reduced sales charges.****

SALES CHARGE REDUCTIONS AND WAIVERS. You may qualify for reduced sales charges in the following cases:

1. A Letter of Intent lets you purchase shares over a 13-month period and receive the same sales charge as if all shares had been purchased at one time. You must start with a minimum initial investment of 5% of the total amount.

2. Rights of Accumulation allow you to add the value of any shares you already own to the amount of your next investment for purposes of calculating the sales charge at the time of purchase.

3. You can combine shares of multiple Victory Funds (excluding Money Market Funds) for purposes of calculating the sales charge. The combination privilege also allows you to combine the total investments from the accounts of members of your immediate family for a reduced sales charge at the time of purchase.

4.   Waivers for certain investors:

     a) The prospectus of this Fund and the fund whose shares you want to buy must offer the exchange privilege.
     b) Shares of the Fund may be exchanged at relative net asset value. Shares can only be exchanged for Class A shares of another fund.
     c) You must meet the minimum purchase requirements for the fund you purchase by exchange.
     d) The registration and tax identification numbers of the two accounts must be identical.
     e) You must hold the shares you buy when you establish your account for at least 7 days before you can exchange them; after the account is open 7 days, you can exchange shares on any business day.
     f) Before exchanging, read the prospectus of the fund you wish to purchase by exchange.

****You can obtain a list of funds available for exchange by calling the Transfer Agent at 800-KEY- FUND.****

                              HOW TO REDEEM SHARES

****There are a number of convenient ways to redeem shares of the Fund. You can use the same mailing and wiring addresses listed for purchases. You will earn dividends up to and including the date your redemption request is processed.****

BY TELEPHONE. The easiest way to redeem shares is by calling 800-KEY-FUND. When you fill out your original application, be sure to check the box marked "Telephone Authorization." Then when you are ready to redeem, call us and tell us which one of the following options you would like to use:

o Mail a check to the address of record;
o Wire funds to a domestic financial institution;
o Mail to a previously designated alternate address; or
o Electronically transfer the funds via the Automated Clearing House (ACH).

All telephone calls are recorded for your protection and measures are taken to verify the identity of the caller. If we properly act on telephone instructions and follow reasonable procedures to ensure against unauthorized transactions, neither Victory, the Adviser, nor the Transfer Agent will be responsible for any losses. If these procedures are not followed, the Transfer Agent may be liable to you for losses resulting from unauthorized instructions.

If there is an unusual amount of market activity and you cannot reach the Transfer Agent by telephone, consider placing your order by mail.

BY MAIL. Use the Regular U.S. Mail or Overnight Mail Address to redeem shares. Send us a letter of instruction indicating your Fund account number, amount of redemption, and where to send the proceeds. A signature guarantee is required for the following redemption requests: o Redemptions over $10,000;

o Your account registration has changed within the last 15 days; o The check is not being mailed to the address on your account;
o    The check is not being made payable to the owner of the account; or
o If the redemption proceeds are being transferred to another Victory Group account with a different registration.

A signature guarantee can be obtained from a financial institution such as a bank, broker-dealer, credit union, clearing agency, or savings association.

BY WIRE. If you want to redeem funds by wire, you must establish a Fund account which will accommodate wire transactions. If you call by 4:00 p.m. Eastern time, your funds will be wired on the next business day.

BY ACH. Normally, your redemption will be processed on the same day or the next day if received after 4:00 p.m. Eastern Time. It will be transferred by ACH as long as the transfer is to a domestic bank.

Under certain emergency circumstances, the right of redemption may be suspended. Redemption proceeds from the sale of shares purchased by a check may be held until the purchase check has cleared. If you request a complete redemption, any dividends accrued will be included with the redemption proceeds.

Statements and Reports. You will receive a periodic statement reflecting any transactions that affect the balance or registration of your account. You will receive a confirmation after any purchase, exchange, or redemption. If your account has been set up by an Investment Professional, account activity will be detailed in their statements to you. Share certificates are not issued. Twice a year, you will receive the financial reports of the Fund. By January 31 of each year, you will receive an IRS Form 1099-DUIV, which will also be filed with the IRS. Form 1099-DIV reports account activity from the previous year.

SYSTEMATIC WITHDRAWAL PLAN. If you check this box on the Account Application, we will send monthly, quarterly, semi-annual, or annual payments to the person you designate. The minimum withdrawal is $25, and you must have a balance of $5,000 or more. Once again, we will need a voided personal check to activate this feature. You should be aware that your account eventually may be depleted. However, you cannot automatically close your account using the Systematic Withdrawal Plan. If your balance falls below $500, we may ask you to bring the account back to the minimum balance. If you decide not to increase your account to the minimum balance, your account may be closed and the proceeds mailed to you.

Retirement Plans. You can use the Fund as part of your retirement portfolio. Your Investment Professional can set up your new account under one of several tax sheltered plans. Please contact your Investment Professional for details regarding an IRA or other retirement plan that works best for your financial situtation.

All purchases must be made in U.S. Dollars and drawn on U.S. banks. ****If you would like to make additional investments after your account is already established, use the Investment Stub attached to your confirmation statement and send it with your check to the address indicated.**** The Transfer Agent may reject any purchase order, in its sole discretion. If your check is returned for any reason, you will be charged for any resulting fees and/or losses. Third party checks will not be accepted. You may only invest or exchange into fund shares legally available in your state. If your account falls below $500, we may ask you to reestablish the minimum investment. If you do not do so within 60 days, we may close your account and send you the value of your account.



                     ORGANIZATION AND MANAGEMENT OF THE FUND

****We want you to know who plays what role in your investment and how they are related. This section discusses the organizations employed by the Fund to service its shareholders. They are paid a fee for their services.****

ABOUT VICTORY:
The Fund is a member of the Victory Funds, a family of 26 distinct investment portfolios. Victory has been operating continuously since 1983, and was organized as a Delaware business trust on February 29, 1996.

The Board of Trustees of Victory has the overall responsibility for the management of the Fund.

THE INVESTMENT ADVISERS: One of the Fund's most important contracts is its Advisory Agreement with is a subsidiary of KeyCorp. Affiliates of KAM manage approximately $50 billion for a limited number of institutional clients.

                             MANAGEMENT OF THE FUNDS

             --------------------------------------------------
             |                                                 |
             |                   TRUSTEES                      |
             |                                                 |
             |          Supervise each Fund's activities.      |
             |                                                 |
             --------------------------------------------------
                                    |
                                    |
             --------------------------------------------------
             |               INVESTMENT ADVISER                |
             |           Key Asset Management Inc.             |
             |               127 Public Square                 |
             |              Cleveland, OH 44114                |
             |                                                 |
             |           Manages each Fund's business          |
             |             and investment activities.          |
             ---------------------------------------------------



THE ADMINISTRATOR, DISTRIBUTOR, AND FUND ACCOUNTANT:
BISYS Fund Services is the Administrator and Distributor. BISYS is paid a fee of
 .15% of the Fund's average daily net assets on a monthly basis as the Administrator, but does not charge a fee for its services as Distributor.
KAM serves as Fund Accountant and receives a fee for those accounting services.

The Distributor may provide cash or other compensation to dealers for selling shares of the Fund. Payments may be in the form of trips, tickets, and/or merchandise offered through sales contests. It does this at its own expense, and not at the expense of the Fund or its shareholders.

SHAREHOLDER SERVICING PLAN: The Fund has adopted a Shareholder Servicing Plan. The shareholder servicing agent performs a number of services. It establishes and maintains accounts and records, processes dividend and distribution payments, arranges for bank wires, assists in transactions, and changes account information. For these services the Fund pays up to .25% of its average daily net assets of the share of the class. The Fund has agreements with various shareholder servicing agents, including the Distributor, the Custodian and its affiliates, other financial institutions, and securities brokers. Shareholder servicing agents may waive all or a portion of their fee periodically.

DISTRIBUTION PLAN:
Under Rule 12b-1 of the Investment Company Act of 1940, Victory has adopted a Distribution and Service Plan for the Fund. The Fund does not currently pay direct expenses under this plan.

INDEPENDENT ACCOUNTANTS:
Coopers & Lybrand L.L.P. serves as independent accountants to the Fund.

LEGAL COUNSEL:
Kramer, Levin, Naftalis & Frankel serves as legal counsel to the Fund.

                                HOW THE FUNDS ARE

                                   ORGANIZED

                            _______________________
                            |                     |
         ___________________|    SHAREHOLDERS     |
         |                  |                     |
         |                  |_____________________|
         |                             |
         |                             |
         |                             |
         |                             |
         |       ______________________|_______________________
         |       |        FINANCIAL SERVICES FIRMS AND         |
         |       |       THEIR INVESTMENT PROFESSIONALS        |
         |       |                                             |
         |       |       Advise current and prospective        |
         |       |   shareholders on their fund investments.   |
         |       |_____________________________________________|
         |                             |
         |                             |
         |                             |
         |       ______________________________________________
         |       |                                             |
         |       |       TRANSFER AGENT/SERVICING AGENT        |
         |       |     State Street Bank and Trust Company     |
         |       |             225 Franklin Street             |
         |       |              Boston, MA 02110               |
         |       |                                             |
         |       |       Boston Financial Data Services        |
         |       |                                             |
         |_______|             Two Heritage Drive              |
                 |              Quincy, MA 02171               |
                 |                                             |
                 |  Handles services such as record-keeping,   |
                 |      statements, processing of buy and      |
                 |  sell requests, distribution of dividends,  |
                 |  and servicing of shareholder's accounts.   |
                 |_____________________________________________|
                                         |
                                         |
______________________________________   |  ____________________________________
|         ADMINISTRATOR,              |  |  |         CUSTODIAN                |
|        DISTRIBUTOR, AND             |  |  |                                  |
|         FUND ACCOUNTANT             |  |  | Key Trust Company of Ohio, N.A.  |
|   BISYS Fund Services, Inc. and     |  |  |    127 Public Square             |
|  BISYS Fund Services Ohio, Inc.     |  |  |                                  |
|         3435 Stelzer Road           |  |  |    Cleveland, OH 44114           |
|                                     |__|__|                                  |
|        Columbus, OH 43219           |  |  |                                  |
|                                     |  |  |                                  |
|Markets the Funds, distributes shares|  |  | Provides for safekeeping of the  |
| through investment professionals,   |  |  | Funds' investments and cash, and |
| and calculates the value of shares. |  |  |settles trades made by the Funds. |
|_____________________________________|  |  |__________________________________|
                                         |
                                         |
                    _____________________|_____________________
                    |             Fund Accountant              |
                    |                                          |
                    |         Key Asset Management, Inc.       |
                    |             45 Rockefeller Plaza         |
                    |             New York, NY  10111          |
                    |                                          |
                    |      Calculates the value of shares.     |
                    |__________________________________________|

                             ADDITIONAL INFORMATION

****Some additional information you should know about the Fund.****

The Fund offers only the classes of shares described in this prospectus, but at some future date, the Fund may offer additional classes of shares through a separate prospectus.

YOUR RIGHTS AS A SHAREHOLDER. All shareholders have equal voting, liquidation, and other rights. As a shareholder of the Fund, you have rights and privileges similar to those enjoyed by other corporate shareholders.
Delaware Trust law limits the liability of shareholders.

If any matters are to be voted on by shareholders (such as a change in a fundamental investment objective or the election of trustees), each share outstanding at that point would be entitled to one vote. If you have a qualified trust account, the trustee will vote your shares on your behalf or in the same percentage voted on shares that are not held in trust. Shareholders with more than 10% of the outstanding shares of the Fund may call a special meeting for removal of a Trustee. Normally, Victory is not required to hold annual meetings of shareholders. However, shareholders may request one under certain circumstances, as described in the SAI.

CODE OF ETHICS. Victory and the Adviser have each adopted a Code of Ethics to which all investment personnel and all other access persons to the Fund must conform. Investment personnel must refrain from certain trading practices and are required to report certain personal investment activities. Violations of the Code of Ethics can result in penalties, suspension, or termination.

BANKING LAWS. Banking laws, including the Glass-Steagall Act, prevent a bank holding company or its affiliates from sponsoring, organizing, or controlling a registered, open-end investment company. However, bank holding company subsidiaries may act as investment adviser, transfer agent, custodian or shareholder servicing agent. They may also purchase shares of such a company for their customers and pay third parties for performing these functions. The Funds may process trades through an affiliate subject to procedures approved by the Board. Should these laws ever change in the future, the Trustees would consider selecting another qualified firm so that all services would continue.

SHAREHOLDER COMMUNICATIONS. You will receive unaudited Semi-Annual Reports and audited Annual Reports on a regular basis from the Fund. In addition, you may also receive updated prospectuses or supplements to this prospectus. In order to eliminate duplicate mailings to an address at which two or more shareholders with the same last name reside, the Fund will send only one copy of the above communications. ****If you would like to receive additional copies of any materials, please call the Fund at 800-KEY-FUND.****

                    OTHER SECURITIES AND INVESTMENT PRACTICES

The following table lists some of the types of securities the Fund may choose to purchase. The majority of the portfolio for the Fund is made up of equity securities. However, the Fund is also permitted to invest in the securities as shown in the table, below and in the SAI..

For temporary defensive purposes, the Fund may hold up to 100% of its total assets in cash or short-term money-market instruments. % Percent of TOTAL assets

# No  limitation  of  usage;  Fund  may  be  using  currently.

-> Indicates a "derivative security," whose value is linked to, or derived from another security, instrument or index.

---------------------------------------------------------------------------------------------------------------------------
                        List of Allowable Investments                           Real Estate Investment Fund
------------------------------------------------------------------------------------------------------------
Real Estate Investment Trusts.  Shares of ownership in real estate or mortgages on real estate.
------------------------------------------------------------------------------------------------------------
Equity Securities.  Can include common stock, preferred stock and convertible               #
preferred stock.
------------------------------------------------------------------------------------------------------------
~ WARRANTS.  The right to purchase an equity security at a stated price for a              10%
limited period of time.
------------------------------------------------------------------------------------------------------------
WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES. A security that is purchased                33-1/3%
for delivery at a later time.  The market value may change before the delivery date.
------------------------------------------------------------------------------------------------------------
~ VARIABLE & FLOATING RATE SECURITIES.  Investment grade instruments, some                20%
of which may be illiquid, with interest rates that reset periodically.
------------------------------------------------------------------------------------------------------------
SHORT-TERM OBLIGATIONS.  Including bankers' acceptances, certificates of                   #
deposit, prime quality, commercial paper, cash, and cash.
------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES. Securities issued or guaranteed by the U.S.                   20%
government, its agencies or instrumentalities.  Some are direct obligations of the U.S. Treasury; others are obligations only of the U.S. agency.
------------------------------------------------------------------------------------------------------------
~RECEIPTS.  Separately traded interest or principal components of U.S.                    20%
Government securities.
------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS. The purchase of a security that must later be sold                33-1/3%
back to the seller at the same price plus interest.  The seller's obligation is secured with government securities.
------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER.  Short-term obligations issued by corporations or financial               #
institutions.  The Funds only use prime quality commercial paper.
------------------------------------------------------------------------------------------------------------

For temporary defensive purposes, the Fund may invest up to 100% of its total assets in U.S. Government obligations or short-term debt obligations.


                               MANAGED BY KEYCORP











                        THE VICTORY GOVERNMENT BOND FUND




















                                  MARCH 1, 1997

The
VICTORY
Portfolios
GOVERNMENT BOND FUND


PROSPECTUS              For current yield, purchase and redemption information,
March 1,  1997                             call 800-KEY-FUND(R) or 800-539-3863

THE VICTORY PORTFOLIOS (the "Victory Portfolios") is a registered open-end management investment company that offers investors a selection of money market, fixed-income, municipal bond, domestic and international equity portfolios. This Prospectus relates to the GOVERNMENT BOND FUND (the "Fund"), a diversified portfolio. Key Asset Management Inc., Cleveland, Ohio, an indirect subsidiary of KeyCorp, is the investment adviser to the Fund ("KAM" or the "Adviser"). BISYS Fund Services ("BISYS") is the Fund's administrator (the "Administrator") and distributor (the "Distributor").

ON FEBRUARY 19, 1997 THE VICTORY PORTFOLIOS, ON BEHALF OF THE FUND, HAS ENTERED INTO A PLAN OF LIQUIDATION AND REORGANIZATION (THE "PLAN"), SUBJECT TO APPROVAL BY THE FUND'S SHAREHOLDERS. THE PLAN PROVIDES FOR THE TRANSFER OF SUBSTANTIALLY ALL THE FUND'S ASSETS AND STATED LIABILITIES TO THE VICTORY INVESTMENT QUALITY BOND FUND. IN EXCHANGE, THE FUND WILL RECEIVE SHARES OF THE VICTORY INVESTMENT QUALITY BOND FUND. THE FUND WILL DISTRIBUTE THOSE SHARES TO ITS SHAREHOLDERS PRO RATA. THE FUND WILL THEN LIQUIDATE. IT IS CONTEMPLATED THAT THE REORGANIZATION WILL BE TAX FREE.


The Fund seeks to provide as high a level of current income as is consistent with preservation of capital by investing in U.S. Government securities. The Fund's dollar-weighted average maturity will not exceed ten years.

The Fund offers two classes of shares: (1) Class A shares, which are offered at net asset value plus the applicable sales charge (maximum of 4.75% of public offering price) and (2) Class B shares, which are offered at net asset value with a maximum contingent deferred sales charge ("CDSC") of 5.0% imposed on certain redemptions. At the end of the sixth year after a purchase, the CDSC will no longer apply to redemptions. Class B shares have higher ongoing expenses than Class A shares, but automatically convert to Class A shares eight years after purchase.


Please read this Prospectus before investing. It is designed to provide you with information and to help you decide if the Fund's goals match your own. Retain this document for future reference. A Statement of Additional Information (dated March 1, 1997) for the Fund and an audited annual report for the Fund's fiscal period ended October 31, 1996 have been filed with the Securities and Exchange Commission ("Commission") and are incorporated herein by reference. The Statement of Additional Information is available without charge upon request by writing to The Victory Funds, P.O. Box 8527, Boston, MA 02266-8527, or by calling 800-KEY-FUND.


SHARES OF THE FUND ARE:

O    NOT INSURED BY THE FDIC;

O NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY KEYCORP BANK, ANY OF ITS AFFILIATES, OR ANY OTHER BANK;

O SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE, NOR HAS THE COMMISSION OR ANY SUCH STATE AUTHORITY PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS                                                       PAGE


Fund Expenses............................................................  4
Financial Highlights.....................................................  5
Investment Objective.....................................................  6
Investment Policies and Risk Factors.....................................  6
How to Invest, Exchange and Redeem.......................................  9
Dividends, Distributions and Taxes....................................... 18
Performance.............................................................. 20
Fund Organization and Fees............................................... 21
Additional Information................................................... 23

                                  FUND EXPENSES

The table below summarizes the expenses associated with the Fund. This standard format was developed for use by all mutual funds to help an investor make investment decisions. You should consider this expense information along with other important information in this Prospectus, including the Fund's investment objective, policies and risk factors.

SHAREHOLDER TRANSACTION EXPENSES(1)

                                              CLASS A     CLASS B
                                              -------     -------

Maximum Sales Charge Imposed on Purchases
  (as a percentage of the offering price)        4.75%    none
Maximum Sales Charge Imposed on Reinvested
  Dividends                                      none     none
Deferred Sales Charge                            none     5% in the first
                                                          year, declining to
                                                          1% in the sixth year
                                                          and eliminated
                                                          thereafter
Redemption Fees                                  none     none
Exchange Fee                                     none     none

ANNUAL FUND OPERATING EXPENSES AFTER EXPENSE WAIVERS AND REIMBURSEMENTS (as a percentage of average daily net assets)

                                                 CLASS A             CLASS B
                                                 -------             -------

Management Fees(2)                                 0.40%               0.40%
Rule 12b-1 Distribution Fees                       0.00%               0.75%
Other Expenses(3)                                  0.63%               1.20%
                                                   ----                ----
Total Fund Operating Expenses(2)(3)                1.03%               2.35%
                                                   ====                ====


(1) Investors may be charged a fee if they effect transactions in Fund shares through a broker or agent, including affiliated banks and non-bank affiliates of the Adviser and KeyCorp. (See "How to Invest, Exchange and Redeem.")

(2) The Adviser has agreed to reduce the investment advisory fees for the indefinite future. Absent the voluntary reduction of investment advisory fees, "Management Fees" as a percentage of average daily net assets would be .55% and "Total Fund Operating Expenses" as a percentage of average daily net assets would be 1.18% for Class A Shares and 2.85% for Class B Shares.


(3) These amounts include an estimate of the shareholder servicing fees the Fund expects to pay. (See "Fund Organization and Fees -- Shareholder Servicing Plan.")

EXAMPLE:  You would pay the following expenses on a $1,000 investment,  assuming
(1) a 5% annual return and (2) full redemption at the end of each time period.

                                        1 YEAR   3 YEARS    5 YEARS   10 YEARS
                                        ------   -------    -------   --------


Government Bond Fund -- Class A Shares    $58      $ 79        $102      $167
Government Bond Fund -- Class B Shares    $74      $103        $146      $236

The purpose of the table above is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. See "Fund Organization and Fees" for a more complete discussion of annual operating expenses of the Fund. The foregoing example is based upon expenses for the fiscal year ended October 31, 1996 and expenses that the Fund is expected to incur during the current fiscal year. THE FOREGOING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                              FINANCIAL HIGHLIGHTS


The table below sets forth certain financial information with respect to the financial highlights for the periods indicated. The information below has been derived from financial statements audited by Coopers & Lybrand L.L.P. for the fiscal year ended 1996 and the fiscal period ended 1995 (and by other auditors for all earlier periods) whose reports thereon, together with the financial statements of the Fund and the Victory Government Bond Portfolio (the "Predecessor Fund"), are incorporated by reference into the Statement of Additional Information. No Class B shares were publicly issued prior to September 26, 1994, and therefore no information on Class B shares is reflected in the table below for periods prior to September 26, 1994.

The information set forth below is for a share of the Fund outstanding for each period indicated.
                        THE VICTORY GOVERNMENT BOND FUND


                                                                             Class B                          Class A
                                          --------------------------------------------------------------------------------
                                                            SIX MONTHS            SEPTEMBER 26,
                                          YEAR ENDED          ENDED                  1994 TO                YEAR ENDED
                                         OCTOBER 31,        OCTOBER 31,              APRIL 30,              OCTOBER 31,
                                            1996             1995(d)                  1995(e)                 1996
                                            ----             -------              -------------                ----

NET ASSET VALUE, BEGINNING

   OF PERIOD                                 $  9.85          $  9.43                   $  9.25               $  9.87
                                             -------          -------                   -------               -------

Investment Activities

   Net investment income                        0.46             0.25                      0.31                  0.55
   Net realized and

      unrealized gains (losses)
      from investments

                                              (0.20)             0.45                      0.17                (0.22)
         Total from Invest-ment
          Activities                            0.26             0.70                      0.48                  0.33
                                             -------             ----                      ----               -------

Distributions

   Net investment income                      (0.46)           (0.22)                    (0.30)                (0.55)
   In excess of net
   invest-                                    (0.01)           (0.06)                        --                    --
      ment income
   Net realized gains                             --               --                        --                    --
      Total Distributions                     (0.47)           (0.28)                    (0.30)               (0.55 )
                                            --------         --------                  --------             ---------

NET ASSET VALUE, END

   OF PERIOD                                 $  9.64          $  9.85                   $  9.43               $  9.65
                                             =======          =======                   =======               =======

Total Return (excludes

   sales charges)                              2.77%         $  7.47%(b)                  5.26%(b)              3.52%

RATIOS/SUPPLEMENTAL
   DATA:
Net Assets, End of Period

   (000)                                     $ 1,498          $   909                   $   155               $24,632
Ratio of expenses to
   average net assets                          1.84%            1.82%(c)                  1.43%(c)              0.98%
Ratio of net investment

   income to average net

   assets                                      4.78%            4.98%(c)                  5.03%(c)              5.64%
Ratio of expenses to
   average net  assets(g)                      2.06%            2.12%(c)                  1.60%(c)              1.22%
Ratio of net investment

   income to average net

    assets(g)                                  4.56%            4.68%(c)                  4.86%(c)              5.40%
Portfolio turnover(f)                           378%              69%                      127%                  378%



                                       5



                                                                Class A
                                    -----------------------------------------------------------
                                     SIX MONTHS
                                       ENDED               YEAR ENDED           MAY 3, 1993 TO
                                     OCTOBER 31,            APRIL 30,              APRIL 30,
                                      1995(d)              1995(c)                  1994(a)

NET ASSET VALUE, BEGINNING            -------              ----------             ----------
   OF PERIOD                          $  9.44              $  9.45                 $  10.00
Investment Activities                 -------              -------                 --------
   Net investment income
   Net realized and
       unrealized gains (losses)         0.33                 0.55                     0.45
       from investments

         Total from Invest-ment
          Activities                    (0.40)               (0.02)                   (0.54)

                                         0.73                 0.53                    (0.09)
Distributions                          -------              -------                ---------
   Net investment income
   In excess of net
   invest-                              (0.29)               (0.54)                   (0.45)
      ment income
   Net realized gains                   (0.01)                   --                       --
      Total Distributions
                                            --                   --                   (0.01)
                                        (0.30)               (0.54)                   (0.46)

NET ASSET VALUE, END                  --------             --------                ---------

   OF PERIOD

                                       $  9.87              $  9.44                 $   9.45

Total Return (excludes                 =======              =======                 ========

   sales charges)

RATIOS/SUPPLEMENTAL                      7.86%(b)             5.87%                   (1.06%)
   DATA:
Net Assets, End of Period

   (000)
Ratio of expenses to
   average net assets                  $27,856              $84,567                 $120,636
Ratio of net investment
                                         0.92%(c)             0.63%                    0.38%(c)

   income to average net

   assets
Ratio of expenses to
   average net  assets(h)                6.04%(c)             5.97%                    4.61%(c)
Ratio of net investment
                                         1.06%(c)             0.98%                    0.96%(c)

   income to average net

    assets(h)
Portfolio turnover(g)
                                        5.90%(c)             5.62%                    4.03%(c)

                                          69%                 127%                     121%

(a)  Period from commencement of operations.
(b)  Not annualized.
(c)  Annualized.

(d) Effective June 5, 1995, the Victory Government Bond Portfolio was reorganized as the Victory Government Bond Fund.
(e) Effective September 26, 1994, the Fund designated the existing shares as Class A Shares and commenced offering Class B Shares.
(f) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(g) During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

                              INVESTMENT OBJECTIVE

The Fund seeks to provide as high a level of current income as is consistent with preservation of capital by investing in U.S. Government securities. The investment objective of the Fund is fundamental and therefore may not be changed without a vote of the holders of a majority of the outstanding voting securities (as defined in the Statement of Additional Information). There can be no assurance that the Fund will achieve its investment objective.

                      INVESTMENT POLICIES AND RISK FACTORS

SUMMARY OF PRINCIPAL INVESTMENT POLICIES

The Fund pursues its objective by investing in a portfolio of U.S. government securities. As a fundamental policy, the Fund normally invests 100% of its total assets in U.S. government securities such as U.S. Treasury bonds, notes and bills and mortgage-backed securities issued by the Government National Mortgage Association ("GNMA"), and in repurchase agreements secured by those securities in such a manner that the Fund's dollar-weighted average maturity does not exceed ten years. However, the Fund normally holds some U.S. government securities with remaining maturities of 18 months or less. When the Adviser believes market conditions warrant a temporary defensive position, the Fund may invest up to 100% of its assets in short-term securities such as bankers' acceptances, certificates of deposit and other bank obligations, repurchase agreements, short-term government or government agency obligations, and commercial paper and other short-term corporate obligations, having remaining maturities of one year or less.

The value of the Fund's securities will fluctuate in response to market conditions and the value of a share in the Fund may vary. Investors should review the investment objective and policies of the Fund and carefully consider the ability to assume any risk involved in purchasing shares of the Fund, including the risk of possible loss of principal.

Generally, bond funds offer higher yields than money market funds although unlike money market funds, the share price of bond funds fluctuates in response to changes in prevailing interest rates and may be affected by other market and credit factors. Fixed-income securities (except securities with floating or variable interest rates) are generally considered to be interest rate sensitive, which means that their value (and a Fund's share price) will tend to decrease when interest rates rise and increase when interest rates fall. Securities with shorter maturities, while offering lower yields, generally provide greater price stability than longer-term securities and are less affected by changes in interest rates. The share prices and yields of the Fund are not insured or guaranteed by the U.S. Government.

ADDITIONAL INFORMATION REGARDING THE FUND'S INVESTMENTS

The following paragraphs provide a brief description of some of the types of securities in which the Fund may invest in accordance with its investment objective, policies and limitations, including certain transactions it may make and strategies it may adopt. The following also contains a brief description of certain risk factors. The Fund may, following notice to its shareholders, take advantage of other investment practices which are not at present contemplated for use by the Fund or which currently are not available but which may be developed, to the extent such investment practices are both consistent with the Fund's investment objective and are legally permissible for the Fund. Such investment practices, if they arise, may involve risks which exceed those involved in the activities described in this Prospectus.

o MONEY MARKET INSTRUMENTS. The Fund may invest in money market instruments, which are short-term, high-quality debt securities, including U.S. Government obligations, commercial paper, certificates of deposit, bankers' acceptances, time deposits and short-term corporate obligations. Money market instruments may carry fixed rates of return or have variable or floating interest rates. The Fund may only invest in U.S. Government securities and money market instruments.

o COMMERCIAL PAPER. The Fund may invest in commercial paper, which consists of short-term obligations issued by banks, broker-dealers, corporations and other entities for purposes such as financing their current operations.

o CERTIFICATES OF DEPOSIT. The Fund may invest in certificates of deposit, which are negotiable certificates representing a commercial bank's obligations to repay funds deposited with it, earning specified rates of interest over given periods.

o BANKERS' ACCEPTANCES. The Fund may invest in bankers' acceptances, which are negotiable obligations of a bank to pay a draft which has been drawn on it by a customer. These obligations are backed by large banks and usually backed by goods in international trade.

o TIME DEPOSITS. The Fund may invest in time deposits, which are non-negotiable deposits in a banking institution earning a specified interest rate over a given period of time.

o WHEN-ISSUED SECURITIES. The Fund may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time. When the Fund agrees to purchase securities on a when-issued basis, the Fund's custodian must set aside cash or liquid portfolio securities equal to the amount of that commitment in a separate account, and may be required to subsequently place additional assets in the separate account to reflect any increase in the Fund's commitment. Prior to delivery of when-issued securities, their value is subject to fluctuation and no income accrues until their receipt. The Fund engages in when-issued and delayed delivery transactions only for the purpose of acquiring portfolio securities consistent with its investment objective and policies, and not for investment leverage. In when-issued and delayed delivery transactions, the Fund relies on the seller to complete the transaction; its failure to do so may cause the Fund to miss a price or yield considered to be advantageous.

o REPURCHASE AGREEMENTS. Under the terms of a repurchase agreement, the Fund acquires securities from financial institutions or registered broker-dealers, subject to the seller's agreement to repurchase such securities at a mutually agreed upon date and price. The seller is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). If the seller were to default on its repurchase obligation or become insolvent, the Fund would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price, or to the extent that the disposition of such securities by the Fund was delayed pending court action.

o ZERO COUPON BONDS. The Fund is permitted to purchase both zero coupon U.S. government securities and zero coupon corporate securities ("Zero Coupon Bonds"). Zero Coupon Bonds are purchased at a discount from the face amount because the buyer receives only the right to a fixed payment on a certain date in the future and does not receive any periodic interest payments. The effect of owning instruments which do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on accretion during the life of the obligations. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest distributions at a rate as high as the implicit yields on the Zero Coupon Bond, but at the same time eliminates the holder's ability to reinvest at higher rates. For this reason, Zero Coupon Bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities which pay interest periodically. The amount of price fluctuation tends to increase as maturity of the security increases.

o RECEIPTS. In addition to bills, notes and bonds issued by the U.S. Treasury, the Fund may also purchase separately traded interest and principal component parts of such obligations that are transferable through the Federal book entry system, known as Separately Traded Registered Interest and Principal Securities ("STRIPS") and Coupon Under Book Entry Safekeeping ("CUBES"). These instruments are issued by banks and brokerage firms and are created by depositing Treasury notes and Treasury bonds into a special account at a custodian bank; the custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts include Treasury Receipts ("TRs"), Treasury Investment Growth Receipts ("TIGRs") and Certificates of Accrual on Treasury Securities ("CATS").

STRIPS, CUBES, TRs, TIGRs and CATS are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is amortized over the life of the security, and such amortization will constitute the income earned on the security for both accounting and tax purposes. Because of these features, these securities may be subject to greater fluctuations in value due to changes in interest rates than interest-paying U.S. Treasury obligations.

o MORTGAGE-BACKED SECURITIES. Mortgage-backed securities purchased by the Fund are securities issued or guaranteed by agencies or instrumentalities of the U.S. Government and non-government entities such as banks, mortgage lenders, or other financial institutions. A mortgage-backed security may be an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-backed securities make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties. Other types of mortgage-backed securities will likely be developed in the future, and the Fund may invest in them if the Adviser determines they are consistent with the Fund's investment objective and policies. The Fund will not acquire "residual" interests in real estate mortgage investment conduits (REMICs) under current tax law in order to avoid certain potential adverse tax consequences.

The value of mortgage-backed securities may change due to shifts in the market's perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government, mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage-backed securities are subject to prepayment risk. Prepayment, which occurs when unscheduled or early payments are made on the underlying mortgages, may shorten the effective maturities of these securities and may lower their total returns.

o EXTENDIBLE DEBT SECURITIES. The Fund may purchase extendible debt securities, which can be retired at the option of the Fund at various dates prior to maturity.


o INVESTMENT COMPANY SECURITIES. The Fund may invest up to 5% of its total assets in the securities of any one investment company that follows the Fund's investment policy, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies. Pursuant to an exemptive order received by The Victory Portfolios from the Commission, the Fund may invest in the money market funds of The Victory Portfolios. The Adviser will waive its fee attributable to the Fund's assets invested in a fund of The Victory Portfolios and, to the extent required by the laws of any state in which shares of the Fund are sold, the Adviser will waive its investment advisory fee as to all assets invested in other investment companies. Because such other investment companies employ an investment adviser, such investment by the Fund will cause shareholders to bear duplicative fees, such as management fees, to the extent such fees are not waived by the Adviser. The Fund will invest only in the securities of money market funds which invest only in securities of equal or higher short-term ratings as the securities in which the Fund may invest.


o PORTFOLIO TRANSACTIONS. The Fund may engage in the technique of short-term trading. Such trading involves the selling of securities held for a short time, ranging from several months to less than a day. The object of such short-term trading is to take advantage of what the Adviser believes are changes in market, industry or individual company conditions or outlook. Any such trading would increase the Fund's turnover rate and its transaction costs. High turnover will generally result in higher brokerage costs and possible tax consequences for the Fund. In the fiscal period ended October 31, 1995, the portfolio turnover rate was 68.82% compared to 127.00% in the fiscal year ended April 30, 1995.

From time to time, the Fund, to the extent consistent with its investment objective, policies and restrictions, may invest in securities of issuers with which the Adviser or its affiliates have a lending relationship.

NOTE: The Statement of Additional Information contains additional information about the investment practices of the Fund and risk factors. The investment policies and limitations of the Fund may be changed by the Trustees without any vote of shareholders unless (1) a policy is expressly deemed to be a fundamental policy of the Fund or (2) a policy is expressly deemed to be changeable only by such majority vote.

INVESTMENT LIMITATIONS

The following summarizes some of the Fund's principal investment limitations. The Statement of Additional Information contains a complete listing of the Fund's investment limitations and provides additional information about investment restrictions designed to reduce the risk of an investment in the Fund.

1. The Fund may not invest more than 5% of its total assets in the securities of any issuer (except U.S. Government securities, except that up to 25% of the Fund's total assets may be invested without regard to this limitation).

2. The Fund may not borrow money except that the Fund may borrow money from banks for temporary or emergency purposes (not for leveraging or investment), and engage in reverse repurchase agreements in an amount not exceeding 33=% of its total assets, including the amount borrowed less liabilities other than borrowings (any borrowings exceeding this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33=% limitation), provided that any such borrowings representing more than 5% of the Fund's total assets must be repaid before the Fund may make additional investments.

3. The Fund will not purchase a security if, as a result, more than 15% of its net assets would be invested in illiquid securities. Illiquid securities are investments that cannot be readily sold within seven days in the usual course of business at approximately the price at which the Fund has valued them. Under the supervision of the Trustees, the Adviser determines the liquidity of the Fund's investments. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Fund to sell them promptly at an acceptable price.

Each of the investment limitations indicated above in this subsection are fundamental, except for the limitation pertaining to illiquid securities. Non-fundamental limitations may be changed without shareholder approval. Whenever an investment policy or limitation states a maximum percentage of the Fund's assets that may be invested, such percentage limitation will be determined immediately after and as a result of the investment and any subsequent change in values, assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations, except in the case of borrowing (or other activities that may be deemed to result in the issuance of a "senior security" under the 1940 Act). If the value of the Fund's illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or for other reasons, the Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.

                       HOW TO INVEST, EXCHANGE AND REDEEM

HOW TO INVEST


 This prospectus offers investors two different classes of shares. The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses and will likely have different share prices.


o CLASS A SHARES AND CLASS B SHARES. If Class A shares are purchased, there is an initial sales charge (on investments up to $1 million). If Class B shares are purchased, there is no sales charge at the time of purchase, but if the shares are redeemed within six years, you will normally pay a contingent deferred sales charge ("CDSC") that varies depending on how long you own your shares.

o WHICH CLASS OF SHARES SHOULD YOU CHOOSE? Once you decide that the Fund is an appropriate investment for you, the decision as to which class of shares is better suited to your needs depends on a number of factors which you should discuss with your financial adviser:

1. AMOUNT OF INVESTMENT. If you plan to invest a substantial amount, the reduced sales charges available for larger purchases of Class A shares may be more beneficial to you. Any order for $1 million or more will only be accepted as Class A shares for that reason.

2. INVESTMENT HORIZON. While future financial needs cannot be predicted with certainty, investors who prefer not to pay an initial sales charge and who plan to hold their shares for more than six years might consider Class B shares. Investors who plan to redeem shares within eight years might prefer Class A shares.

3. DIFFERENCES IN ACCOUNT FEATURES. The dividends payable to Class B shareholders will be reduced by the additional expenses borne solely by that class, such as the asset-based sales charge to which Class B shares are subject, as described below and in the Statement of Additional Information.

A salesperson, financial planner, investment adviser or trust officer who provides you with information regarding the investment of your assets (an "Investment Professional") or other person who is entitled to receive compensation for selling Fund shares may receive different compensation for selling one class than for selling another class. Both the CDSC (an asset-based sales charge) for Class B shares and the front-end sales charge on sales of Class A shares are used primarily to compensate such persons.

o HOW ARE SHARES PURCHASED? Shares may be purchased directly or through an Investment Professional of a securities broker or other financial institution that has entered into a selling agreement with the Fund or the Distributor. Shares are also available to clients of bank trust departments. The minimum investment is $500 ($250 for Individual Retirement Accounts) for the initial purchase and $25 thereafter. Accounts set up through a bank trust department or an Investment Professional may be subject to different minimums. When you buy shares, be sure to specify Class A or Class B shares. If you do not make a selection, your investment will be made in Class A shares.

O INVESTING THROUGH YOUR INVESTMENT PROFESSIONAL. Your Investment Professional will place your order with the Transfer Agent (see "Fund Organization and Fees -- Transfer Agent") on your behalf. You may be required to establish a brokerage or agency account. Your Investment Professional will inform you if whether subsequent trades should be directed to the Investment Professional or directly to the Fund's Transfer Agent. Accounts established with Investment Professionals may have different features, requirements and fees. In addition, Investment Professionals may charge for their services. Information regarding these features, requirements and fees will be provided by the Investment Professional. If you are purchasing shares of any Fund through a program of services offered or administered by your Investment Professional, you should read the program materials in conjunction with this Prospectus. You may initiate any transaction by telephone through your Investment Professional. Subsequent investments by telephone may be made directly. See "Special Investor Services" for more information about telephone transactions.

o INVESTING THROUGH YOUR BANK TRUST DEPARTMENT. Your bank trust department may require a minimum investment and may charge additional fees. Fee schedules for such accounts are available upon request and are detailed in the agreements by which a client opens the desired account. Your bank trust department may require a completed and signed Account Application for the Fund in which an investment is made. Additional documents may be required from corporations, associations, and certain fiduciaries. Any account information, such as balances, should be obtained through your bank trust department. Additional purchases, exchanges or redemptions should also be coordinated through your bank trust department. Contact your bank trust department for instructions.


The services rendered by a bank trust department, including Key Trust Company of Ohio, N.A. and other affiliates of the Adviser are not duplicative of any of the services for which KAM as the investment adviser is compensated for advising the Fund. The charges paid by clients of bank trust departments, or their affiliates, should also be considered by the investor in addition to the net yield and return on the investment in the Fund, although such charges do not affect the Fund's dividends or distributions.


o INVESTING THROUGH THE SYSTEMATIC INVESTMENT PLAN. You can use the Systematic Investment Plan to purchase shares directly from your bank account. Please refer to "The Systematic Investment Plan" for more details.

INVESTING DIRECTLY


o BY MAIL. You may purchase shares by completing and signing an Account Application (initial purchase only payable to the Victory Funds) and mailing it, together with a check (or other negotiable bank draft or money order) payable in the amount of at least the minimum investment requirement to:

                           The Victory  Funds
                           P.O. Box 8527
                           Boston, MA 02266-8527

o By Wire.YOU MUST CALL THE TRANSFER AGENT BEFORE WIRING FUNDS. Federal funds should be wired to:

                           State Street Bank and Trust Company
                           ABA #011000028
                           For Credit to DDA Account #9905-201-1
                           For Further Credit to Account # (insert your account number, name, and control number assigned by the Transfer Agent).


The Fund does not impose a fee for wire transactions, although your bank may charge you a fee for this service.


o BY ACH . The purchase amount will be transferred between the bank account designated and your fund account via Automated Clearing House ("ACH"). Only a bank account maintained in a domestic financial institution which is an ACH member may be so designated. The Fund may modify or terminate the telephone and/or ACH privilege at any time or charge a service fee upon notice to shareholders. No such fee is currently contemplated by the Fund; however, your bank may charge you a fee for this service. If the designated bank account does not contain sufficient assets at the time your order is processed, the order may be cancelled, and you could be liable for resulting fees and/or losses. NOTE THAT THIS SERVICE REQUIRES APPROXIMATELY 15 DAYS TO ESTABLISH. THEREFORE, IT MAY NOT BE APPLICABLE TO REQUEST YOUR INITIAL PURCHASE UTILIZING THIS METHOD.

Class A shares are sold at the public offering price based on the net asset value that is next determined after the Transfer Agent receives the purchase order. Class B shares are sold at net asset value per share, but may be subject to a CDSC (see "Class B Shares"). In most cases, to receive that day's offering price, the Transfer Agent must receive your order as of the close of regular trading of the New York Stock Exchange ("NYSE") which is normally 4:00 p.m. Eastern time (the "Valuation Time") on each Business Day (as defined in "Shareholder Account Rules and Policies -- Share Price") . If you buy shares through an Investment Professional, the Investment Professional must receive your order in a timely fashion on a regular Business Day . It is the responsibility of your Investment Professional to transmit your order to purchase shares to the Transfer Agent in a timely fashion in order for you to receive that day's share price. The Transfer Agent may reject any purchase order for the Fund's shares, in its sole discretion.


INVESTMENT REQUIREMENTS


All purchases must be made in U.S. dollars and made payable to the Victory Funds, or in the case of a retirement account, the custodian or trustee. Third party checks will not be accepted. Checks must be drawn on U.S. banks. No cash will be accepted. If you make a purchase with more than one check, each check must have a value of at least $25, and the minimum investment requirement still applies. The Fund reserves the right to limit the number of checks processed at one time. If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees incurred. Payment for the purchase is expected at the time of the order. If payment is not received within three business days of the date of the order, the order may be canceled, and you could be held liable for resulting fees and/or losses. When purchases are made by check or periodic account investment, redemptions will not be allowed until the investment being redeemed has been in the account for 15 calendar days.


CLASS A SHARES. Class A shares are sold at their offering price, which is normally net asset value plus an initial sales charge. However, in some cases, described below, where purchases are not subject to an initial sales charge, the offering price may be net asset value. In some cases, reduced sales charges may be available, as described below. When you invest, the Fund receives the net asset value for your account. The sales charge varies depending on the amount of your purchase and a portion may be retained by the Distributor and allocated to your Investment Professional. The Victory Portfolios has a reinstatement policy which allows an investor who redeems shares originally purchased with a sales charge to reinvest within 90 days without incurring an additional sales charge. The current sales charge rates and commissions paid to Investment Professionals are as follows:



                                    CLASS  A SALES CHARGE             DEALER
                                ----------------------------       REALLOWANCE
                                AS A % OF          AS A % OF         AS A % OF
                                OFFERING          NET AMOUNT         OFFERING
AMOUNT OF PURCHASE                PRICE           INVESTMENT           PRICE
------------------              --------          ----------       ------------

Less than $49,999                4.75%              4.99%             4.00%
$50,000 to $99,999               4.50%              4.71%             4.00%
$100,000 to $249,999             3.50%              3.63%             3.00%
$250,000 to $499,999             2.25%              2.30%             2.00%
$500,000 to $999,999             1.75%              1.78%             1.50%
$1,000,000 and above             0.00%              0.00%               (1)


(1) There is no initial sales charge on purchases of $1 million or more. However, a CDSC of up to 1.00% of the purchase price will be charged if shares are redeemed in the first year after purchase, or at .50% within two years of the purchase. This charge will be based on either the cost of the shares or current net asset value, whichever is lower. There will be no CDSC on reinvested distributions. Investment Professionals may be paid up to 1.00% of the purchase price.


The Distributor reserves the right to reallow the entire commission to dealers. If that occurs, the dealer may be considered an "underwriter" under Federal securities laws.


The Distributor may pay all or a portion of any applicable sales charges and service fees to Investment Professionals who sell shares of the Fund and provide ongoing sales support services or shareholder support services. For the three-year period commencing April 30, 1994, for maintaining and servicing accounts of customers invested in the Fund, First Albany Corporation ("First Albany") and PFIC Securities Corporation ("PFIC") may receive payments from the Distributor equal to two-thirds of the Dealer Retention (as defined below) on any shares of the Fund (and other funds of The Victory Portfolios) sold by First Albany or PFIC and their broker-dealer affiliates. "Dealer Retention" is an amount equal to the difference between the applicable sales charge and such part of the sales charge which is reallowed to broker-dealers.

o REDUCED SALES CHARGES FOR CLASS A SHARES. You may be eligible to buy Class A shares at reduced sales charge rates in one or more of the following ways:

o LETTER OF INTENT FOR CLASS A SHARES. An investor may obtain a reduced sales charge by means of a written Letter of Intent which expresses the investor's intention to purchase shares of the Fund at a specified total public offering price within a 13-month period.

A Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of the total amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed to pay the additional sales charge, if necessary. Dividends (if any) on escrowed shares, whether paid in cash or reinvested in additional shares, are not subject to escrow. The escrowed shares will not be available for redemption, exchange or other disposal by the investor until all purchases pursuant to the Letter of Intent have been made or the higher sales charge has been paid. When the full amount indicated has been purchased, the escrow will be released. A Letter of Intent may include purchases of shares made not more than 90 days prior to the date the investor signs a Letter of Intent; however, the 13-month period during which the Letter of Intent is in effect will begin on the date of the earliest purchase to be included. An investor may combine purchases that are made in an individual capacity with (1) purchases that are made by members of the investor's immediate family and (2) purchases made by businesses that the investor owns as sole proprietorships, for purposes of obtaining reduced sales charges by means of a written Letter of Intent. In order to accomplish this, however, investors must designate on the Account Application the accounts that are to be combined for this purpose. Investors can only designate accounts that are open at the time the Letter of Intent is executed.

If an investor qualifies for a further reduced sales charge because the investor has either purchased more than the dollar amount indicated on the Letter of Intent or has entered into a Letter of Intent which includes shares purchased prior to the date of the Letter of Intent, the difference in the sales charge will be used to purchase additional shares of the Fund on behalf of the investor; thus the total purchases (included in the Letter of Intent) will reflect the applicable reduced sales charge of the Letter of Intent.


For further information about Letters of Intent, interested investors should contact the Transfer Agent at 800- KEY-FUND. This program, however, may be modified or eliminated at any time without notice.

o RIGHTS OF ACCUMULATION AND CONCURRENT PURCHASES. A shareholder may qualify for a reduced sales charge on purchases of Class A Shares of the Fund, and other funds of The Victory Portfolios, by combining a current purchase with purchases of another fund(s), or with certain prior purchases of shares of The Victory Portfolios. The applicable sales charge is based on the sum of (1) the purchaser's current purchase plus (2) the current public offering price of the purchaser's previous purchases of (a) all shares held by the purchaser in the Fund and (b) all shares held by the purchaser in any other fund of The Victory Portfolios (except money market funds).


To receive the applicable public offering price pursuant to the right of accumulation, shareholders must provide the Transfer Agent with sufficient information at the time of purchase to permit confirmation of qualification. Accumulation privileges may be amended or terminated without notice at any time by the Distributor. See "Combined Purchases" and "Rights of Accumulation" in the Statement of Additional Information.

o WAIVERS OF CLASS A SALES CHARGES. No sales charge is imposed on sales of Class A shares to the following categories of persons (which categories may be changed or eliminated at any time):


(1) Current or retired Trustees of The Victory Portfolio and Victory Shares, employees, directors, trustees, and their family members of KeyCorp or an "Affiliated Provider" ("Affiliated Providers" refer to affiliates and subsidiaries of KeyCorp and service providers to The Victory Portfolios and the Victory Shares (collectively, the "Victory Group")), dealers having an agreement with the Distributor and any trade organization to which the Adviser or the Administrator belongs;


(2) Investors who purchase shares for trust, investment management or certain other advisory accounts established with KeyCorp or any of its affiliates;

(3) Investors who reinvest assets received in a distribution from a qualified, non-qualified or deferred compensation plan, agency, trust or custody account that was either (a) maintained by KeyCorp or an Affiliated Provider, or (b) invested in a fund of the Victory Group;

(4) Investors who, within 90 days of redemption, use the proceeds from the redemption of shares of another mutual fund complex for which they previously paid a front end sales charge or sales charge upon redemption of shares;

(5) Shareholders of the former Investors Preference Fund For Income, Inc. and the Investors Preference New York Tax-Free Fund, Inc. who have continuously maintained accounts with a fund or funds of the Victory Group with a balance of $250,000 or more (investors with less than $250,000 will pay any applicable sales charges); and

(6) Investment advisers or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; and clients of such investment advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment adviser or financial planner on the books and records of the broker or agent. Such accounts include retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in sections 401(a), 403(b), or 457 of the Internal Revenue Code and "rabbi trusts."

CLASS B SHARES. Class B shares are sold at net asset value per share without an initial sales charge. However, if Class B shares are redeemed within six years of their purchase, a CDSC will be deducted from the redemption proceeds. That sales charge will not apply to shares purchased by the reinvestment of dividends or capital gains distributions. The charge will be assessed on the lesser of the net asset value of the shares at the time of redemption or the original purchase price. The CDSC is not imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price (including increases due to the reinvestment of dividends and capital gains distributions). The Class B CDSC is paid to the Distributor to reimburse its expenses of providing distribution-related services to the Fund in connection with the sale of Class B shares.


To determine whether the CDSC applies to a redemption, The Victory Portfolios redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held for over six years, and (3) shares held the longest during the 6-year period. The amount of the CDSC will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule:


                                            CONTINGENT DEFERRED SALES CHARGE
        YEARS SINCE PURCHASE                   ON REDEMPTIONS IN THAT YEAR
          PAYMENT WAS MADE                 (AS % OF AMOUNT SUBJECT TO CHARGE)
        --------------------               ----------------------------------
                 0-1                                     5.0%
                 1-2                                     4.0%
                 2-3                                     3.0%
                 3-4                                     3.0%
                 4-5                                     2.0%
                 5-6                                     1.0%
           6 and following                               none

In the table, a "year" is a 12-month period. All purchases are considered to have been made on the first regular business day of the month in which the purchase was made.

o WAIVERS OF CLASS B CDSC. The Class B CDSC will be waived if the shareholder requests it for any of the following redemptions: (1) distributions to participants or beneficiaries from Retirement Plans, if the distributions are made (a) under an Automatic Withdrawal Plan after the participant reaches age 59 1/2, as long as the payments are no more than 12% of the account value annually (measured from the date the Transfer Agent receives the request), or (b) following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficial owner; (2) redemptions from accounts other than Retirement Plans following the death or disability of the shareholder (as evidenced by a determination of disability by the Social Security Administration); (3) returns of excess contributions to Retirement Plans; and
(4) distributions of not more than 12% of the account value annually.


The CDSC is also waived on Class B shares in the following cases: (1) shares sold to the Adviser or its affiliates; (2) shares issued in plans of reorganization to which The Victory Portfolios is a party; and (3) shares redeemed in involuntary redemptions as described above.

o AUTOMATIC CONVERSION OF CLASS B SHARES. Eight years after Class B shares are purchased, those shares will automatically convert to Class A shares. This conversion feature relieves Class B shareholders of the asset-based sales charge that applies to Class B shares under the Class B Distribution Plan, described below. The conversion is based on the relative net asset value of the two classes, and no sales charge or other charge is imposed. When Class B shares convert, any other Class B shares that were acquired by the reinvestment of dividends and distributions on the converted shares will also convert to Class A shares. The conversion feature is subject to the continued availability of a tax ruling described in "Alternative Sales Arrangements -- Class B Conversion Feature" in the Statement of Additional Information.


o DISTRIBUTION PLAN FOR CLASS B SHARES. The Victory Portfolios has adopted a Distribution Plan (the "Plan") under Rule 12b-1 of the 1940 Act for Class B shares to compensate the Distributor for its services and costs in distributing Class B shares and servicing accounts. Under the Plan, The Victory Portfolios pays the Distributor an annual "asset-based sales charge" of 0.75% per year on Class B shares. This fee is computed on the average daily net assets of Class B shares and paid monthly. The asset-based sales charge allows investors to buy Class B shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell Class B shares. The asset-based sales charge increases Class B expenses by up to 0.75% of average net assets per year.

The Distributor pays sales commissions of 4.00% of the purchase price to dealers from its own resources at the time of sale. For maintaining and servicing accounts of customers invested in the Fund, First Albany and PFIC Securities Corporation may receive payments from the Distributor equal to two-thirds of the excess of the scheduled CDSC over any commission paid to the selling broker. The Distributor retains the asset-based sales charge to recoup the sales commissions it pays and its financing costs. If the Plan is terminated by The Victory Portfolios, it provides that the Trustees may elect to continue payments for certain expenses already incurred. The payments under the Plan increase the annual expenses of Class B shares. For more details, please refer to "Advisory and Other Contracts -- Class B Shares Distribution Plan" in the Statement of Additional Information.


SPECIAL INVESTOR SERVICES


o THE SYSTEMATIC INVESTMENT PLAN. You can make regular investments in the Fund with the Systematic Investment Plan by completing the appropriate section of the Account Application and attaching a voided personal check with your bank's magnetic ink coding number across the front. If your bank account is jointly owned, be sure that all owners sign. You must first meet the Fund's initial investment requirement of $500, then investments may be made monthly, quarterly, semi-annually, or annually by automatically deducting $25 or more from your bank account. For officers, trustees, directors and employees, including retired directors and employees, of the Victory Group, KeyCorp and its affiliates, and the Administrator and its affiliates (and family members of each of the foregoing) who participate in the Systematic Investment Plan, there is no minimum initial investment required. You may change the amount of your monthly purchase at any time. Your bank checking account will be debited on the date indicated on your Account Application. Shares will be purchased at the offering price next determined following receipt of the order by the Transfer Agent. You may cancel the Systematic Investment Plan at any time without payment of a cancellation fee. Your monthly account statement will reflect systematic investment transactions, and a debit entry will appear on your bank statement.


o THE SYSTEMATIC WITHDRAWAL PLAN. You can make regular withdrawals from your account with the Systematic Withdrawal Plan by completing the appropriate section of the Account Application. If you own shares in a fund worth $5,000 or more, you can have monthly, quarterly, semi-annual or annual checks sent from your account directly to you, to a person named by you, or to your bank checking account. The minimum withdrawal is $25. If you are having checks sent to your bank checking account, attach a voided personal check with your bank's magnetic ink coding number across the front. If your account is jointly owned, be sure that all owners sign. You may obtain information about the Systematic Withdrawal Plan by contacting the Transfer Agent. Your Systematic Withdrawal Plan payments are drawn from share redemptions. If Systematic Withdrawal Plan redemptions exceed income dividends and capital gain dividend distributions earned on your Fund shares, your account eventually may be exhausted. If any applicable sales charges are applied to new purchases of shares of the Fund, it is to your disadvantage to buy shares of the Fund while also making systematic redemptions.

Your account will be debited on the date you indicate on your Account Application. Shares will be redeemed at the net asset value per share (the "NAV") as determined on the debit date indicated on your Account Application. You may cancel the Systematic Withdrawal Plan at any time without payment of a cancellation fee. Each Systematic Withdrawal Plan transaction will appear as a debit entry on your monthly account statement.


o TELEPHONE TRANSACTIONS. You can initiate most transactions by telephone. You may call the Transfer Agent toll-free at 800- KEY-FUND or call your Investment Professional or bank trust department. Telephone transaction privileges for purchases, exchanges or redemptions may be modified, suspended or terminated by the Fund at any time. If an account has more than one owner, the Fund and the Transfer Agent may rely on the instructions of any one owner. Telephone privileges apply to each owner of the account and the dealer representative of record for the account unless and until the Transfer Agent receives cancellation instructions from an owner of the account.


Generally, neither the Fund, the bank trust department nor the Transfer Agent will be responsible for any claims, losses or expenses for acting on telephone instructions that they reasonably believe to be genuine. The Transfer Agent and the Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine and if they do not employ reasonable procedures they may be liable for any losses due to unauthorized or fraudulent instructions. The identification procedures may include, but are not limited to, the following: account number, registration and address, personalized security codes, taxpayer identification number and other information particular to the account. Your Investment Professional, bank trust department or the Transfer Agent may also record calls, and you should verify the accuracy of your confirmation statements immediately after you receive them.

o RETIREMENT PLANS. Retirement plans can be among the best tax-planning vehicles available to individuals. Call your Investment Professional for more information on the plans and their benefits, provisions and fees. Your Investment Professional can set up your new account in the Fund under one of several tax-sheltered plans. These plans let you invest for retirement and shelter your investment income from current taxes. Plans include Individual Retirement Accounts (IRAs) and Rollover IRAs. Other fees may be charged by the IRA custodian or trustee.

HOW TO EXCHANGE

Shares of the Fund may be exchanged for shares of certain funds of the Victory Group at net asset value per share at the time of exchange, without a sales charge. To exchange shares, you must meet several conditions:

(1) Shares of the fund selected for exchange must be available for sale in your state of residence.

(2) The prospectuses of this Fund and the fund whose shares you want to buy must offer the exchange privilege.

(3) You must hold the shares you buy when you establish your account for at least 7 days before you can exchange them; after the account is open 7 days, you can exchange shares on any Business Day.

(4) You must meet the minimum purchase requirements for the fund you purchase by exchange.

(5) The registration and tax identification numbers of the two accounts must be identical.

(6) BEFORE EXCHANGING, OBTAIN AND READ THE PROSPECTUS FOR THE FUND YOU WISH TO PURCHASE BY EXCHANGE.


SHARES OF A PARTICULAR CLASS MAY BE EXCHANGED ONLY FOR SHARES OF THE SAME CLASS IN THE OTHER FUNDS OF THE VICTORY GROUP. For example, you can exchange Class A shares of this Fund only for Class A shares of another fund. At present, not all of the funds offer the same two classes of shares. If a fund has only one class of shares that does not have a class designation, they are "Class A" shares for exchange purposes. In some cases, sales charges may be imposed on exchange transactions. Certain funds offer Class A or Class B shares and a list can be obtained by calling the Transfer Agent at 800- KEY-FUND. Please refer to the Statement of Additional Information for more details about this policy.

Telephone exchange requests may be made either by calling your Investment Professional or the Transfer Agent at 800- KEY-FUND prior to Valuation Time on any Business Day (see "Shareholder Account Rules and Policies -- Share Price").

You can obtain a list of eligible funds of the Victory Group by calling the Transfer Agent at 800- KEY-FUND. Exchanges of shares involve a redemption of the shares of the Fund and a purchase of shares of the other fund of the Victory Group.

There are certain exchange policies you should be aware of:

o Shares are normally redeemed from one fund and issued by the other fund in the exchange transaction on the same Business Day on which the Transfer Agent receives an exchange request by Valuation Time (normally 4:00 p.m. Eastern time) that is in proper form, but either fund may delay the issuance of shares of the fund into which you are exchanging if it determines it would be disadvantaged by a same-day transfer of the proceeds to buy shares. For example, the receipt of multiple exchange requests from a dealer in a "market-timing" strategy might create excessive turnover in the Fund's portfolio and associated expenses disadvantageous to the Fund.


o Because excessive trading can hurt fund performance and harm shareholders, The Victory Portfolios reserves the right to refuse any exchange request that will impede the Fund's ability to invest effectively or otherwise have the potential to disadvantage the Fund or to refuse multiple exchange requests submitted by a shareholder or dealer.


o The Victory Portfolios may amend, suspend or terminate the exchange privilege at any time upon 60 days' written notice to shareholders.

o If the Transfer Agent cannot exchange all the shares you request because of a restriction cited above, only the shares eligible for exchange will be exchanged.

o  Each exchange may produce a gain or loss for tax purposes.


Shareholders of the former Investors Preference Fund for Income, Inc. and Investors Preference New York Tax-Free Fund, Inc. will not be subject to any additional sales charge upon an exchange of shares attributable to an Investors Preference Funds account for shares of other funds of The Victory Portfolios. Key Mutual Funds, which is managed by KAM, is part of the Victory Group. Exchange privileges applicable to the Victory Group will also apply to Key Mutual Funds.


HOW TO REDEEM

You may redeem all or a portion of your shares on any day that the Fund is open for business (see the definition of "Business Day" under "Shareholder Account Rules and Policies -- Share Price"). Shares will be redeemed at the NAV next calculated after the Transfer Agent has received the redemption request. If the Fund account is closed, any accrued dividends will be paid at the beginning of the following month.

You may redeem shares in several ways:

BY MAIL.  Send a written request to:


                                The Victory Funds
                                P.O. Box 8527
                                Boston, MA 02266-8527


Write a "letter of instruction" with your name, the Fund's name, your Fund account number, the dollar amount or number of shares to be redeemed, and any additional requirements that apply to each particular account. You will need the letter of instruction signed by all persons required to sign for transactions, exactly as their names appear on the Account Application. A signature guarantee is required if: you wish to redeem more than $10,000 worth of shares; your Fund account registration has changed within the last 60 days; the check is not being mailed to the address on your account; the check is not being made out to the account owner; or if the redemption proceeds are being transferred to another Victory Group account with a different registration. The following institutions should be able to provide you with a signature guarantee: banks, brokers, dealers, credit unions (if authorized under state law), securities exchanges and associations, clearing agencies, and savings associations. A signature guarantee may not be provided by a notary public. A signature guarantee is designed to protect you, the Fund and its agents from fraud. The Transfer Agent reserves the right to reject any signature guarantee if (1) it has reason to believe that the signature is not genuine, (2) it has reason to believe that the transaction would otherwise be improper, or (3) the guarantor institution is a broker or dealer that is neither a member of a clearing corporation nor maintains net capital of at least $100,000.


o BY WIRE. You may make redemptions by wire provided you have established a Fund account to accommodate wire transactions. If telephone instructions are received before Valuation Time (normally 4:00 p.m. Eastern time), proceeds of the redemption will be wired as federal funds on the next Business Day to the bank account designated with the Transfer Agent. You may change the bank account designated to receive an amount redeemed at any time by sending a letter of instruction with a signature guarantee to the Victory Funds P.O. Box 8527, Boston, MA 02266-8527.

o BY TELEPHONE. To redeem by telephone, you may call the Transfer Agent toll free at 800- KEY-FUND or call your Investment Professional or bank trust department. See "Special Investor Services" for more information about telephone transactions.

o ADDITIONAL REDEMPTION REQUIREMENTS. The Fund may delay payment on redemptions until it is reasonably satisfied that investments made by check have been collected, which can take up to 15 days. Also, when the NYSE is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closings, or under any emergency circumstances as determined by the Commission to merit such action, the right of redemption may be suspended or the date of payment postponed for a period of time that may exceed 7 days. In addition, the Fund reserves the right to advance the time on that day by which purchase and redemption orders must be received. To the extent that portfolio securities are traded in other markets on days when the NYSE is closed, the Fund's NAV may be affected on days when investors do not have access to the Fund to purchase or redeem shares.

If you are unable to reach the Transfer Agent by telephone (for example, during times of unusual market activity), consider placing your order by mail directly to the Transfer Agent. In case of suspension of the right of redemption, you may either withdraw your request for redemption or receive payment based on the NAV next determined after the termination of the suspension. If your balance in the Fund falls below $500, you may be given 60 days' notice to reestablish the minimum balance (except with respect to officers, trustees, directors and employees, including retired directors and employees, of The Victory Portfolios, KeyCorp and its affiliates, and the Administrator and its affiliates (and family members of each of the foregoing) participating in the Systematic Investment Plan, to whom no minimum balance requirement applies). If you do not increase your balance, your account may be closed and the proceeds mailed to you at the address on record. Shares will be redeemed at the last calculated NAV on the day the account is closed.


SHAREHOLDER ACCOUNT RULES AND POLICIES

SHARE PRICE. The term "net asset value per share," or "NAV", means the value of one share. The NAV of each class of shares is calculated by adding the value all the Fund's investments, plus cash and other assets, deducting liabilities of the Fund and of the class, and then dividing the result by the number of shares of the class outstanding. The NAV of the Fund is determined and its shares are priced as of the close of regular trading of the NYSE, which is normally 4:00 p.m. Eastern time (the "Valuation Time") on each Business Day of the Fund. A "Business Day" is a day on which the NYSE is open for trading, the Federal Reserve Bank of Cleveland is open, and any other day (other than a day on which no shares of the Fund are tendered for redemption and no order to purchase any shares is received) during which there is sufficient trading in its portfolio instruments that the Fund's net asset value per share might be materially affected. The NYSE or the Federal Reserve Bank of Cleveland will not be open in observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving and Christmas.

The Fund's securities are valued primarily on the basis of market quotations or, if quotations are not readily available, by a method that the Board of Trustees believes accurately reflects fair value. Fair value of these portfolio securities is determined by an independent pricing service based primarily upon information concerning market transactions and dealers quotations for comparable securities.

o The offering of shares may be suspended during any period in which the determination of NAV is suspended, and the offering may be suspended by the Trustees at any time the Trustees believe it is in the Fund's best interest to do so.

o Redemption or transfer requests will not be honored until the Transfer Agent receives all required documents in proper form. From time to time, the Transfer Agent in its discretion may waive certain of the requirements for redemptions stated in this Prospectus.


o Dealers that can perform account transactions for their client by participating in NETWORKING through the National Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions and are responsible to their clients who are shareholders of The Victory Portfolios if the dealer performs any transaction erroneously.


o The redemption price for shares will vary from day to day because the value of the securities in the Fund fluctuates, and the value of your shares may be more or less than their original cost.

o Payment for redeemed shares is ordinarily made in cash and forwarded by check within three business days after the Transfer Agent receives redemption instructions in proper form, except under unusual circumstances determined by the Securities and Exchange Commission delaying or suspending such payments. The Transfer Agent may delay forwarding a check for recently purchased shares, but only until the purchase payment has cleared. That delay may be as much as 15 days from the date the shares were purchased. That delay may be avoided if you arrange with your bank to provide telephone or written assurance to the Transfer Agent that your purchase payment has cleared.

o If your account value has fallen below $500 you may be given 60 days' notice to reestablish the minimum balance. If you do not increase your minimum balance, your account may be closed and the proceeds mailed to you at the record address. In some cases involuntary redemptions may be made to repay the Distributor for losses from the cancellation of share purchase orders. Under unusual circumstances, shares of the Fund may be redeemed "in kind," which means that the redemption proceeds will be paid with securities from the Fund. Please refer to the Statement of Additional Information for more details.


o "Backup Withholding" of Federal income tax may be applied at the rate of 31% from dividends, distributions and redemption proceeds (including exchanges) if you fail to furnish The Victory Portfolios with a certified Social Security or taxpayer identification number when you sign your Account Application, or if you violate Internal Revenue Service regulations on tax reporting of dividends.


o The Victory Portfolios does not charge a redemption fee, but if your Investment Professional handles your redemption, the Investment Professional may charge a separate service fee. Under the circumstances described in "How to Invest," you may be subject to a CDSC when redeeming Class B shares.

o The Distributor, at its expense, may also provide additional cash compensation to dealers in connection with sales of shares of the Fund. The maximum cash compensation payable by the Distributor is currently 4.00% of the offering price. In addition, the Distributor will, from time to time and at its own expense, provide compensation, including financial assistance, to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding one or more Victory Portfolios and/or other dealer-sponsored special events including payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Compensation will include the following types of non-cash compensation offered through sales contests: (1) vacation trips including the provision of travel arrangements and lodging; (2) tickets for entertainment events (such as concerts, cruises and sporting events) and (3) merchandise (such as clothing, trophies, clocks and pens). Dealers may not use sales of the Fund's shares to qualify for this compensation if prohibited by the laws of any state or any self-regulatory organization, such as the National Association of Securities Dealers, Inc. None of the aforementioned compensation is paid for by the Fund or its shareholders.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS


The Fund ordinarily declares and pays dividends separately for Class A and Class B shares from its net investment income monthly. The Fund may make distributions at least annually out of any net realized capital gains, and the Fund may make supplemental distributions of dividends and capital gains following the end of its fiscal year.


DISTRIBUTION OPTIONS

When you fill out your Account Application, you can specify how you want to receive your dividend distributions.

Currently, there are five available options:

1. REINVESTMENT OPTION. Your income and capital gain dividends, if any, will be automatically reinvested in additional shares of the Fund. Income and capital gain dividends will be reinvested at the net asset value of the Fund as of the day after the record date. If you do not indicate a choice on your Account Application, you will be assigned this option.

2. CASH OPTION. You will receive a check for each income or capital gain dividend, if any. Distribution checks will be mailed no later than 7 days after the dividend payment date which may be more than 7 days after the dividend record date.

3. INCOME EARNED OPTION. You will have your capital gain dividend distributions, if any, reinvested automatically in the Fund at the NAV as of the day after the record date and have your income dividends paid in cash.

4. DIRECTED DIVIDENDS OPTION. You will have income and capital gain dividends, or only capital gain dividends, automatically reinvested in shares of another fund of the Victory Group. Shares will be purchased at the NAV as of the day after the record date. If you are reinvesting dividends of a fund sold without a sales charge in shares of a fund sold with a sales charge, the shares will be purchased at the public offering price. If you are reinvesting dividends of a fund sold with a sales charge in shares of a fund sold with or without a sales charge, the shares will be purchased at the net asset value of the fund. Dividend distributions can be directed only to an existing account with a registration that is identical to that of your Fund account.

5. DIRECTED BANK ACCOUNT OPTION. You will have your income and capital gain dividends, or only your income dividends, automatically transferred to your bank checking or savings account. The amount will be determined on the dividend record date and will normally be transferred to your account within 7 days of the dividend record date. Dividend distributions can be directed only to an existing account with a registration that is identical to that of your Fund account. Please call or write the Transfer Agent to learn more about this dividend distribution option.


Any election or revocation of any of the above dividend distribution options may be made in writing to the Fund and sent to the Victory Funds , P.O. Box 8527, Boston, MA 02266-8527, or by calling the Transfer Agent at 800- KEY-FUND, and will become effective with respect to dividends having record dates after receipt of the Account Application or request by the Transfer Agent.


Reinvested dividend distributions receive the same tax treatment as dividend distributions paid in cash.

o STATEMENTS AND REPORTS. You will receive a monthly statement reflecting all transactions that affect the share balance or the registration of your Fund account. You will receive a confirmation after every transaction that affected the share balance of your Fund account, except for dividend reinvestment, systematic investment and systematic withdrawal transactions. These transactions will be detailed in your Fund account statement. Transactions that affect the share balance of your Fund investment in an account established with an Investment Professional or financial institution will be detailed in regular statements or through confirmation procedures of the financial institution. Certificates representing shares of the Fund will not be issued. An IRS Form with federal tax information will be mailed to you by January 31 of each tax year and also will be filed with the IRS. At least twice a year, you will receive the Fund's financial reports.

o REDEMPTION OR EXCHANGES. Investors may realize a gain or loss when redeeming (selling) or exchanging shares. For most types of accounts, the Fund reports the proceeds to the IRS annually. Because the shareholders' tax treatment also depends on their purchase price and personal tax positions, shareholders should keep their regular account statements to use in determining their tax. See "Buying a Dividend."

o COMPLETE REDEMPTIONS. If you request a complete redemption of all your Fund shares, any dividend accrued to your account will be included in the redemption check.

o BUYING A DIVIDEND. On the record date for a distribution of ordinary income or capital gains dividend, the net asset value of the Fund is reduced by the amount of the distribution. An investor who buys shares just before the record date ("buying a dividend") will pay the full price for the shares and then receive a portion of the purchase price back as a taxable distribution.

FEDERAL TAXES

The Fund intends to qualify as a regulated investment company by satisfying the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the "IRS Code"). The Fund contemplates the distribution of all of its net investment income and capital gains, if any, in accordance with the timing requirements imposed by the IRS Code, so that it will not be subject to federal income taxes or the 4% excise tax on undistributed income.


Distributions by the Fund of its net investment income and the excess, if any, of its net short-term capital gain over its net long-term capital loss are taxable to shareholders as ordinary income. These distributions are treated as dividends for federal income tax purposes, but only a portion thereof may qualify for the 70% dividends received deduction for corporate shareholders (which portion may not exceed the aggregate amount of qualifying dividends from domestic corporations received by the Fund and must be designated by the Fund as so qualifying). Distributions by the Fund of the excess, if any, of its net long-term capital gain over its net short-term capital loss are designated as capital gain dividends and are taxable to shareholders as long-term capital gain, regardless of the length of time shareholders have held their shares. Such distributions are not eligible for the dividends-received deduction . If a shareholder disposes of shares in the Fund at a loss before holding such shares for more than six months, the loss will be treated as a long-term capital loss to the extent that the shareholder has received a capital gain dividend on those shares.

Distributions to shareholders of the Fund will be treated in the same manner for federal income tax purposes whether received in cash or in additional shares and may also be subject to state and local taxes. Distributions received by shareholders of the Fund in January of a given year will be treated as received on December 31 of the preceding year provided that they were declared to shareholders of record on a date in October, November or December of such preceding year. The Fund sends tax statements to its shareholders (with copies to the Internal Revenue Service (the "IRS")) by January 31 showing the amounts and tax status of distributions made (or deemed made) during the preceding calendar year.


 Income from securities of foreign issuers may be subject to foreign withholding taxes. Credit for such foreign taxes, if any, will not pass through to the shareholders.

o OTHER TAX INFORMATION. The information above is only a summary of some of the federal income tax consequences generally affecting the Fund and its U.S. shareholders, and no attempt has been made to discuss individual tax consequences. A prospective investor should also review the more detailed discussion of federal income tax considerations in the Statement of Additional Information. In addition to the federal income tax, a shareholder may be subject to state or local taxes on his or her investment in the Fund, depending on the laws of the shareholder's jurisdiction. INVESTORS CONSIDERING AN INVESTMENT IN THE FUND SHOULD CONSULT THEIR TAX ADVISERS TO DETERMINE WHETHER THE FUND IS SUITABLE TO THEIR PARTICULAR TAX SITUATION.


When investors sign their Account Application, they are asked to provide their correct social security or taxpayer identification number and other required certifications. If investors do not comply with IRS regulations, the IRS requires the Fund to withhold 31% of amounts distributed to them by the Fund as dividends or in redemption of their shares.



                                   PERFORMANCE

From time to time, performance information for each class of shares of the Fund showing total return of each class of shares may be presented in advertisements, sales literature and in reports to shareholders. Such performance figures are based on historical earnings and are not intended to indicate future performance.

Average annual total return will be calculated over a stated period of more than one year. Average annual total return is measured by comparing the value of an investment in a class at the beginning of the relevant period (as adjusted for sales charges, if any) to the redemption value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions) and annualizing that figure. Cumulative total return is calculated similarly to average annual total return, except that the resulting difference is not annualized.

Yield will be computed by dividing the Fund's net investment income per share earned during a recent thirty-day period by the Fund's maximum offering price per share (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last day of the period and annualizing the result.


Investors may also judge, and The Victory Portfolios may at times advertise, the performance of the Fund by comparing it to the performance of other mutual funds with comparable investment objectives and policies, which performance may be contained in various unmanaged mutual fund or market indices or rankings such as those prepared by Dow Jones & Co., Inc. and Standard & Poor's Corporation, in publications issued by Lipper Analytical Services, Inc., and in the following publications: IBC's Money Fund Reports, Value Line Mutual Fund Survey, Morningstar, CDA/Wiesenberger, Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, Business Week, American Banker, Fortune, Institutional Investor, U.S.A. Today and local newspapers. In addition, general information about the Fund that appears in publications such as those mentioned above may also be quoted or reproduced in advertisements, sales literature or in reports to shareholders.

Performance is a function of the type and quality of instruments held in the Fund's portfolio, operating expenses, and market conditions. Consequently, performance will fluctuate and is not necessarily representative of future results. Any fees charged by service providers with respect to customer accounts for investing in shares of the Fund will not be reflected in performance calculations.


Additional information regarding the performance of each fund of The Victory Portfolios is included in The Victory Portfolios' annual and semi-annual reports which are available without charge upon request by calling 800- KEY-FUND.


                           FUND ORGANIZATION AND FEES


The Victory Portfolios is an open-end management investment company, commonly known as a mutual fund, and currently consisting of twenty- six series portfolios. The Victory Portfolios has been operating continuously since 1986, when it was created under Massachusetts law as a Massachusetts business trust although certain of its funds have a prior operating history from their predecessor funds. On February 29, 1996, The Victory Portfolios converted from a Massachusetts business trust to a Delaware business trust. The Victory Portfolios' offices are located at 3435 Stelzer Road, Columbus, Ohio 43219-3035.

Overall responsibility for management of The Victory Portfolios rests with its Board of Trustees, who are elected by the shareholders of The Victory Portfolios.


INVESTMENT ADVISER


One of the Fund's most important contracts is with its investment adviser, Key Asset Management Inc. ("KAM" or the "Adviser"), a New York corporation registered as an investment adviser with the Securities and Exchange Commission. KAM is a wholly owned subsidiary of KeyBank National Association ("KeyBank"), a wholly-owned subsidiary of KeyCorp. Effective February 28, 1997, KAM became the surviving corporation of the reorganization of four indirect investment adviser subsidiaries of KeyCorp--KeyCorp Mutual Fund Advisers, Inc. ("Key Advisers"), Society Asset Management, Inc. ("SAM"), Spears, Benzak, Salomon & Farrell, Inc. ("SBSF") and Applied Technologies, Inc. ("ATI"), each registered with the Securities and Exchange Commission as an investment adviser. Key Advisers, SAM and ATI were merged with and into SBSF, a New York corporation organized on February 22, 1972. Pursuant to the terms of the reorganization SBSF changed its name to Key Asset Management Inc. SAM, SBSF and ATI will continue to operate under their existing names as separate divisions of KAM.

An advisory agreement allows the Adviser to hire employees of affiliates as sub-advisers to the Funds. It also allows KAM to choose brokers or dealers to handle the purchases and sales of a Fund's securities. Prior to February 28, 1997, KeyCorp Mutual Fund Advisers, Inc. was the adviser and Society Asset Management, Inc. (formerly the adviser) was the sub-adviser to each of the Funds. During the fiscal year ended October 31, 1996, KeyCorp Mutual Fund Advisers, Inc. earned investment advisory fees aggregating .31% of the average daily net assets of the Fund.

For the services provided and expenses incurred pursuant to the investment advisory agreement between The Victory Portfolios respecting the Fund, the Adviser is entitled to receive a fee, computed daily and paid monthly, at an annual rate of fifty-five one hundredths of one percent (.55%) of the average daily net assets of the Fund. The advisory fees for the Fund have been determined to be fair and reasonable in light of the services provided to the Fund. The Adviser may periodically waive all or a portion of their advisory fee with respect to the Fund. Prior to January, 1996, Society Asset Management, Inc. served as investment adviser to the Fund. During the Fund's fiscal period ended October 31, 1995, Society Asset Management, Inc. earned investment advisory fees aggregating .42% of the average daily net assets of the Fund.

Under the investment advisory agreement between The Victory Portfolios, on behalf of the Fund, and the Adviser (the "Investment Advisory Agreement"), the Adviser may delegate a portion of its responsibilities to a sub-adviser.


The person primarily responsible for the investment management of the Fund as well as his previous experience is as follows:

                       MANAGING FUND
PORTFOLIO MANAGER          SINCE                PREVIOUS EXPERIENCE
------------------     -------------            -------------------


Robert H. Fernald       March, 1994   Senior Portfolio Manager and Director,
                                      Key Asset Management, Inc.; Portfolio
                                      Manager with  Key Asset Management Inc.
                                      since 1993, and with Society National Bank since 1992; Portfolio Manager,Ameritrust
                                      Company National Association 1991-1992.


EFFECT OF BANKING LAWS


The Glass-Steagall Act and other banking laws and regulations presently prohibit a bank holding company registered under the Bank Holding Company Act of 1956 or any affiliate thereof from sponsoring, organizing or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, and from issuing, underwriting, selling or distributing securities in general. Such laws and regulations do not prohibit such a holding company or affiliate from acting as investment adviser, transfer agent, custodian or shareholder servicing agent to such an investment company or from purchasing shares of such a company as agent for and upon the order of their customers, nor should they prevent the Adviser or the Fund from compensating third parties for performing such functions. The Adviser and its affiliates are subject to such banking laws and regulations.

The Adviser believes that it may perform the investment advisory services for the Fund contemplated by the Investment Advisory Agreement without violating the Glass-Steagall Act or other applicable banking laws or regulations and that they or their affiliates can perform the other services indicated above. Changes in either federal or state statutes and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as further judicial or administrative decisions or interpretations of present or future statutes and regulations could prevent the Adviser and its affiliates from continuing to perform all or a part of the above services for their customers and/or the Fund. In such event, changes in the operation of the Fund may occur, including the possible alteration or termination of any service then being provided by the Adviser and its affiliates, and the Trustees would consider alternate investment advisers and other means of continuing available services. It is not expected that the Fund's shareholders would suffer any adverse financial consequences (if other service providers are retained) as a result of any of these occurrences.


ADMINISTRATOR AND DISTRIBUTOR


BISYS Fund Services is the administrator , principal underwriter and Distributor for the Fund.

The Administrator generally assists in all aspects of the Fund's administration and operation. For expenses incurred and services provided as Administrator pursuant to its management and administration agreement with The Victory Portfolios, the Administrator receives a fee from the Fund, computed daily and paid monthly, at an annual rate of fifteen one-hundredths of one percent (.15%) of the Fund's average daily net assets. The Administrator may periodically waive all or a portion of its administrative fee with respect to the Fund.

BISYS sells shares of the Fund as agent on behalf of The Victory Portfolios at no cost to the Fund. The Adviser does not participate in nor is it responsible for the underwriting of Fund shares.


TRANSFER AGENT


State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110-3875 ("State Street" or the "Transfer Agent") serve as the Transfer Agent for the Fund, and receives a fee for such services based on various criteria, including assets, transactions and number of accounts. Boston Financial Data Services, Inc., Two Heritage Drive, Quincy, MA 02171 ("BFDS") is the dividend disbursing agent and shareholder servicing agent for the Fund.


SHAREHOLDER SERVICING PLAN


The Victory Portfolios has adopted a Shareholder Servicing Plan for each class of shares of the Fund. In accordance with the Shareholder Servicing Plan, the Fund may enter into Shareholder Service Agreements under which the Fund pays fees of up to .25% of the average daily net assets of each class for fees incurred in connection with the personal service and maintenance of accounts holding the shares of such class. Such agreements are entered into between The Victory Portfolios and various shareholder servicing agents, including the Distributor, Key Trust Company of Ohio, N.A. and its affiliates, and other financial institutions and securities brokers (each, a "Shareholder Servicing Agent"). Each Shareholder Servicing Agent generally will provide support services to shareholders by establishing and maintaining accounts and records, processing dividend and distribution payments, providing account information, arranging for bank wires, responding to routine inquires, forwarding shareholder communication, assisting in the processing of purchase, exchange and redemption requests, and assisting shareholders in changing dividend options, account designations and addresses. Shareholder Servicing Agents may periodically waive all or a portion of their respective shareholder servicing fees with respect to the Fund.

FUND ACCOUNTANT

BISYS Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, OH 43219, provides certain accounting services for the Fund pursuant to a Fund Accounting Agreement and receives a fee for such services.

CUSTODIAN

Key Trust Company of Ohio, N.A., an affiliate of the Adviser serves as custodian for the Fund and receives fees for the services it performs as custodian.

INDEPENDENT ACCOUNTANTS


Coopers & Lybrand L.L.P. serves as independent  accountant to the Fund.

FUND COUNSEL

Kramer, Levin, Naftalis & Frankel serves as legal counsel to the Fund.


EXPENSES


For the fiscal year ended October 31, 1996, the Fund's total operating expenses for Class A and Class B shares were 1.22% and 2.06%, respectively, of the Fund's average daily net assets, excluding certain voluntary fee reductions or reimbursements.





                             ADDITIONAL INFORMATION


The Victory Portfolios may issue an unlimited number of shares and classes of the Fund. Shares of each class of the Fund participate equally in dividends and distributions and have equal voting, liquidation and other rights. When issued and paid for, shares will be fully paid and nonassessable by The Victory Portfolios and will have no preference, conversion, exchange or preemptive rights. Shareholders are entitled to one vote for each full share owned and fractional votes for fractional shares owned. For those investors with qualified trust accounts, the trustee will vote the shares at meetings of the Fund's shareholders in accordance with the shareholder's instructions or will vote in the same percentage as shares that are not so held in trust. The trustee will forward to these shareholders all communications received by the trustee, including proxy statements and financial reports. The Victory Portfolios and the Fund are not required to hold annual meetings of shareholders and in ordinary circumstances do not intend to hold such meetings. The Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act or the Declaration of Trust. Under certain circumstances, the Trustees may be removed by action of the Trustees or by the shareholders. Shareholders holding 10% or more of The Victory Portfolios' outstanding shares may call a special meeting of shareholders for the purpose of voting upon the question of removal of Trustees.

The Board of Trustees may authorize The Victory Portfolios to offer other funds which may differ in the types of securities in which their assets may be invested.

The Adviser and The Victory Portfolios have each adopted a Code of Ethics (the "Codes") which require investment personnel (a) to pre-clear all personal securities transactions, (b) to file reports regarding such transactions, and
(c) to refrain from personally engaging in (i) short-term trading of a security,
(ii) transactions involving a security within seven days of a Fund transaction involving the same security, and (iii) transactions involving securities being considered for investment by a Victory fund. The Codes also prohibit investment personnel from purchasing securities in an initial public offering. Personal trading reports are review periodically by the Adviser and the Board of Trustees reviews their Codes and any substantial violations of the Codes. Violations of the Codes may result in censure, monetary penalties, suspension or termination of employment.

DELAWARE LAW


On February 29, 1996, The Victory Portfolios converted to a Delaware business trust. The Delaware Business Trust Act provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of personal liability extended to stockholders of Delaware corporations and the Trust Instrument provides that shareholders will not be personally liable for liabilities of The Victory Portfolios. In light of Delaware law, the nature of Victory Portfolios' business, and the nature of its assets, management of Victory Portfolios believes that the risk of personal liability to a Fund shareholder would be extremely remote.

In the unlikely event a shareholder is held personally liable for The Victory Portfolios' obligations, The Victory Portfolios will be required to use its property to protect or compensate the shareholder. On request, The Victory Portfolios will defend any claim made and pay any judgment against a shareholder for any act or obligation of
 The Victory Portfolios. Therefore, financial loss resulting from liability as a shareholder will occur only if The Victory Portfolios itself cannot meet its obligations to indemnify shareholders and pay judgments against them.

Delaware law authorizes electronic or telephone communications between shareholders and The Victory Portfolios. Under Delaware law, The Victory Portfolios have the flexibility to respond to future business contingencies. For example, the Trustees have the power to incorporate The Victory Portfolios, to merge or consolidate it with another entity, to cause each fund to become a separate trust, and to change the Victory Portfolio's domicile without a shareholder vote. This flexibility could help reduce the expense and frequency of future shareholder meetings for non-investment related issues.


MISCELLANEOUS


As of the date of this Prospectus, the Fund offers only the classes of shares that are offered by this Prospectus. Subsequent to the date of this Prospectus, the Fund may offer additional classes of shares through a separate prospectus. Any such additional classes may have different sales charges and other expenses, which would affect investment performance. Further information may be obtained by contacting your Investment Professional or by calling 800- KEY-FUND.

Shareholders will receive Semi-Annual Reports, which are unaudited, and Annual Reports, which are audited by independent public accountants ("Reports"), describing the investment operations of the Fund. Each of these Reports, when available for a particular fiscal year end or the end of a semi-annual period, is incorporated herein by reference. The Victory Portfolios may include information in their Reports to shareholders that (a) describes general economic trends, (b) describes general trends within the financial services industry or the mutual fund industry, (c) describes past or anticipated portfolio holdings for the Fund or (d) describes investment management strategies for The Victory Portfolios. Such information is provided to inform shareholders of the activities of The Victory Portfolios for the most recent fiscal year or semi-annual period and to provide the views of the Adviser`s and/or The Victory Portfolios' officers regarding expected trends and strategies.

The Fund intends to eliminate duplicate mailings of Reports to an address at which more than one shareholder of record with the same last name has indicated that mail is to be delivered. Shareholders may receive additional copies of any Reports at no cost by writing to the Fund at the address below.

Inquiries regarding The Victory Portfolios or the Fund may be directed in writing to The Victory Portfolios at the Victory Funds , P.O. Box 8527, Boston, MA 02266-8527, or by telephone, toll-free, at 800- KEY-FUND.









NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS, AND IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE VICTORY PORTFOLIOS OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE VICTORY PORTFOLIOS OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

THE VICTORY PORTFOLIOS



                                     PART B









                       STATEMENT OF ADDITIONAL INFORMATION


                             THE VICTORY PORTFOLIOS

                            The Victory Balanced Fund
                       The Victory Diversified Stock Fund
                       The Victory Financial Reserves Fund
                           The Victory Fund For Income
                      The Victory Government Mortgage Fund
                             The Victory Growth Fund
                   The Victory Institutional Money Market Fund
                      The Victory Intermediate Income Fund
                      The Victory International Growth Fund
                    The Victory Investment Quality Bond Fund
                           The Victory Lakefront Fund
                      The Victory Limited Term Income Fund
                    The Victory National Municipal Bond Fund
                       The Victory New York Tax-Free Fund
                      The Victory Ohio Municipal Bond Fund
                  The Victory Ohio Municipal Money Market Fund
                      The Victory Ohio Regional Stock Fund
                       The Victory Prime Obligations Fund
                     The Victory Real Estate Investment Fund
                         The Victory Special Growth Fund
                         The Victory Special Value Fund
                          The Victory Stock Index Fund
                     The Victory Tax-Free Money Market Fund
                  The Victory U.S. Government Obligations Fund
                             The Victory Value Fund



  March 1, 1997




This Statement of Additional Information is not a prospectus, but should be read in conjunction with each prospectus of The Victory Portfolios (individually, a "Prospectus," and collectively, the "Prospectuses"), each of which is dated the same date as the date hereof. This Statement of Additional Information is incorporated by reference in its entirety into the Prospectuses. Copies of the Prospectuses may be obtained by writing The Victory Portfolios at P.O Box 8527, Boston, MA 02266-8527, or by calling toll free 800-KEY FUND(R) or 800-539-3863.


INVESTMENT ADVISER
Key Asset Management Inc.

ADMINISTRATOR
BISYS Fund Services

DISTRIBUTOR
BISYS Fund Services

TRANSFER AGENT
State Street Bank and Trust Company

DIVIDEND DISBURSING AGENT AND SHAREHOLDER SERVICING AGENT Boston Financial and Data Services, Inc.

CUSTODIAN
Key Trust Company of Ohio, N.A.

INDEPENDENT CERTIFIED ACCOUNTANTS
Coopers & Lybrand

COUNSEL
Kramer, Levin, Naftalis & Frankel

Table of Contents

INVESTMENT OBJECTIVES AND INVESTMENT POLICIES AND
LIMITATIONS................................................................. 10

THE VICTORY BALANCED FUND................................................... 11
         Investment Objective............................................... 11
         Investment Policies and Limitations................................ 11

THE VICTORY DIVERSIFIED STOCK FUND.......................................... 12
         Investment Objective............................................... 12
         Investment Policies and Limitations................................ 12

THE VICTORY FINANCIAL RESERVES FUND......................................... 13
         Investment Objective............................................... 13
         Investment Policies and Limitations................................ 13

THE VICTORY FUND FOR INCOME................................................. 14
         Investment Objective............................................... 14
         Investment Policies and Limitations................................ 14

THE VICTORY GOVERNMENT MORTGAGE FUND........................................ 15
         Investment Objective............................................... 15
         Investment Policies and Limitations................................ 15

THE VICTORY GROWTH FUND..................................................... 17
         Investment Objective............................................... 17
         Investment Policies and Limitations................................ 17

THE VICTORY INSTITUTIONAL MONEY MARKET FUND................................. 17
         Investment Objective............................................... 17
         Investment Policies and Limitations................................ 17

THE VICTORY INTERMEDIATE INCOME FUND........................................ 18
         Investment Objective............................................... 18
         Investment Policies and Limitations................................ 19

THE VICTORY INTERNATIONAL GROWTH FUND....................................... 20
         Investment Objective............................................... 20
         Investment Policies and Limitations................................ 20

THE VICTORY INVESTMENT QUALITY BOND FUND................................... 21
         Investment Objective.............................................. 21
         Investment Policies and Limitations............................... 21

THE VICTORY LIMITED TERM INCOME FUND....................................... 23
         Investment Objective.............................................. 23
         Investment Policies and Limitations............................... 23

THE VICTORY NATIONAL MUNICIPAL BOND FUND................................... 25
         Investment Objective.............................................. 25
         Investment Policies and Limitations............................... 25

THE VICTORY NEW YORK TAX-FREE FUND......................................... 26
         Investment Objective.............................................. 26
         Investment Policies and Limitations............................... 27

THE VICTORY OHIO MUNICIPAL BOND FUND....................................... 28
         Investment Objective.............................................. 28
         Investment Policies and Limitations............................... 28

THE VICTORY OHIO MUNICIPAL MONEY MARKET FUND............................... 31
         Investment Objective.............................................. 31
         Investment Policies and Limitations............................... 31

THE VICTORY OHIO REGIONAL STOCK FUND....................................... 32
         Investment Objective.............................................. 32
         Investment Policies and Limitations............................... 32

THE VICTORY PRIME OBLIGATIONS FUND......................................... 32
         Investment Objective.............................................. 32
         Investment Policies and Limitations............................... 32

THE VICTORY SPECIAL GROWTH FUND............................................ 33
         Investment Objective.............................................. 33
         Investment Policies and Limitations............................... 33

THE VICTORY SPECIAL VALUE FUND............................................. 34
         Investment Objective.............................................. 34
         Investment Policies and Limitations............................... 34

THE VICTORY STOCK INDEX FUND............................................... 35
         Investment Objective.............................................. 35
         Investment Policies and Limitations............................... 35

THE VICTORY TAX-FREE MONEY MARKET FUND..................................... 35
         Investment Objective.............................................. 35
         Investment Policies and Limitations............................... 35

THE VICTORY U.S. GOVERNMENT OBLIGATIONS FUND............................... 36
         Investment Objective.............................................. 36
         Investment Policies and Limitations............................... 36

THE VICTORY VALUE FUND..................................................... 37
         Investment Objective.............................................. 37
         Investment Policies and Limitations............................... 37

FUNDAMENTAL RESTRICTIONS OF THE FUNDS...................................... 38

NON-FUNDAMENTAL RESTRICTIONS OF THE FUNDS.................................. 46

INSTRUMENTS IN WHICH THE FUNDS CAN INVEST.................................. 56
         Eligible Securities............................................... 56
         U.S. Corporate Debt Obligations................................... 57
         Bankers' Acceptances.............................................. 57
         Certificates of Deposit........................................... 57
         Eurodollar Certificates of Deposit................................ 58
         Yankee Certificates of Deposit.................................... 58
         Eurodollar Time Deposits.......................................... 58
         Canadian Time Deposits............................................ 58
         Commercial Paper.................................................. 58
         International Bonds............................................... 58
         Foreign Debt Securities........................................... 59
         Repurchase Agreements............................................. 59
         Reverse Repurchase Agreements..................................... 59
         Short-Term Funding Agreements..................................... 60
         Variable Amount Master Demand Notes............................... 60
         Variable Rate Demand Notes........................................ 61
         Variable and Floating Rate Notes.................................. 61
         Extendible Debt Securities........................................ 62
         Receipts.......................................................... 62

         Zero-Coupon Bonds................................................. 62
         High-Yield Debt Securities........................................ 63
         Loans and Other Direct Debt Instruments........................... 64
         Securities of Other Investment Companies.......................... 64
         U.S. Government Obligations....................................... 64
         Municipal Securities.............................................. 65
         Ohio Tax-Exempt Obligations....................................... 69
         Municipal Lease Obligations....................................... 71
         Lower-Rated Municipal Securities.................................. 72
         Federally Taxable Obligations..................................... 72
         Refunded Municipal Bonds.......................................... 72
         When-Issued Securities............................................ 72
         Delayed-Delivery Transactions..................................... 73
         Mortgage-Backed Securities........................................ 73
                  In General............................................... 73
                  U.S. Government Mortgage-Backed Securities............... 74
                  GNMA Certificates........................................ 74
                  FHLMC Securities......................................... 75
                  FNMA Securities.......................................... 75
                  Collateralized Mortgage Obligations...................... 75
                  Non-Governmental Mortgage-Backed Securities.............. 76
         Asset-Backed Securities........................................... 77
         Futures and Options............................................... 77
                  Futures Contracts........................................ 77
                  Restrictions on the Use of Futures Contracts............. 79
                  Risk Factors in Futures Transactions..................... 80
                  Options.................................................. 81
                  Puts..................................................... 82
         Illiquid Investments.............................................. 82
         Restricted Securities............................................. 83
         Securities Lending Transactions................................... 84
         High-Quality Investments.......................................... 84
         Participation Interests........................................... 86
         Warrants.......................................................... 86
         Refunding Contracts............................................... 86
         Standby Commitments............................................... 86
         Foreign Investment................................................ 87
         Miscellaneous Securities.......................................... 88
         Additional Information Concerning Ohio Issuers.................... 88
         Additional Information Concerning New York Issuers................ 93

DETERMINING NET ASSET VALUE FOR THE MONEY MARKET FUNDS.....................130

VALUATION OF PORTFOLIOS SECURITIES FOR THE MONEY MARKET FUNDS..............132

VALUATION OF PORTFOLIO SECURITIES FOR THE TAXABLE BOND FUNDS AND THE
TAX-FREE BOND FUNDS........................................................133

PERFORMANCE OF THE MONEY MARKET FUNDS......................................133

PERFORMANCE OF THE NON-MONEY MARKET FUNDS..................................137

ADDITIONAL PURCHASE, EXCHANGE, AND REDEMPTION INFORMATION..................150

DIVIDENDS AND DISTRIBUTIONS................................................154

TAXES......................................................................155

TRUSTEES AND OFFICERS......................................................169

ADVISORY AND OTHER CONTRACTS...............................................175

ADDITIONAL INFORMATION.....................................................191

APPENDIX...................................................................202

                       STATEMENT OF ADDITIONAL INFORMATION

The Victory Portfolios (the "Victory Portfolios") is an open-end management investment company. The Victory Portfolios consists of 26 series (each a "Fund," and collectively, the "Funds") of units of beneficial interest ("shares"). The outstanding shares represent interests in the 26 separate investment portfolios. This Statement of Additional Information (the "SAI") relates to the shares of 25 of the 26 Funds and their respective classes, and are listed below. Much of the information contained in this Statement of Additional Information expands on subjects discussed in the Prospectuses. Capitalized terms not defined herein are used as defined in the Prospectuses. No investment in shares of a Fund should be made without first reading that Fund's Prospectus.

THE VICTORY PORTFOLIOS:

The Victory Balanced Fund
         Class A Shares
         Class B Shares
The Victory Diversified Stock Fund
         Class A Shares
         Class B Shares
The Victory Financial Reserves Fund
The Victory Fund For Income Fund
The Victory Government Mortgage Fund
The Victory Growth Fund
The Victory Institutional Money Market Fund
         Select Shares
         Investor Shares
The Victory Intermediate Income Fund
The Victory International Growth Fund
         Class A Shares
         Class B Shares
The Victory Investment Quality Bond Fund
The Victory Lakefront Fund
The Victory Limited Term Income Fund
The Victory National Municipal Bond Fund
         Class A Shares
         Class B Shares
The Victory New York Tax-Free Fund
         Class A Shares
         Class B Shares

The Victory Ohio Municipal Bond Fund
The Victory Ohio Municipal Money Market Fund
The Victory Ohio Regional Stock Fund
         Class A Shares
         Class B Shares
The Victory Prime Obligations Fund
The Victory Real Estate Investment Fund
The Victory Special Growth Fund
The Victory Special Value Fund
         Class A Shares
         Class B Shares
The Victory Stock Index Fund
The Victory Tax-Free Money Market Fund
The Victory U.S. Government Obligations Fund
         Select Shares
         Investor Shares
The Victory Value Fund

INVESTMENT OBJECTIVES AND INVESTMENT POLICIES AND LIMITATIONS

Each Fund's investment objective is fundamental and may not be changed without a vote of the holders of a majority of the Fund's outstanding voting securities. There can be no assurance that a Fund will achieve its investment objective.

ADDITIONAL INFORMATION REGARDING FUND INVESTMENTS.

The following policies and limitations supplement the Funds' investment policies set forth in the Prospectuses. The Funds' investments in the following securities and other financial instruments are subject to the other investment policies and limitations described in the Prospectuses and this SAI.

Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a Fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund's acquisition of such security or other asset except in the case of borrowing (or other activities that may be deemed to result in the issuance of a "senior security" under the Investment Company Act of 1940 (the "1940 Act")). Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with a Fund's investment policies and limitations. If the value of a Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.

The investment policies of a Fund may be changed without an affirmative vote of the holders of a majority of that Fund's outstanding voting securities unless
(1) a policy expressly is deemed to be a fundamental policy of the Fund or (2) a policy expressly is deemed to be changeable only by such majority vote. A Fund may, following notice to its shareholders, take advantage of other investment practices which presently are not contemplated for use by the Fund or which currently are not available but which may be developed to the extent such investment practices are both consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks which exceed those involved in the activities described in a Fund's Prospectus.

The following sections list each Fund's investment objective and its investment policies, limitations, and restrictions. The securities in which the Funds can invest and the risks associated with these securities are discussed in the section "Instruments in Which the Funds Can Invest."

DEFINED TERMS. All capitalized terms listed in a Fund's Investment Policies and Limitations section referring to permissible investments are described in the section "Instruments in Which the Funds Can Invest."

The following terms are used throughout the Investment Objective and Investment Policies and Limitations sections.
         S&P:  Standard & Poor's Ratings Group
         Moody's:  Moody's Investors Service, Inc.
         Fitch:  Fitch Investors Service, Inc.
         NRSRO:  Nationally Recognized Statistical Ratings Organization

THE VICTORY BALANCED FUND
INVESTMENT OBJECTIVE. The Balanced Fund seeks to provide income and long-term growth of capital.

INVESTMENT POLICIES AND LIMITATIONS. The Balanced Fund pursues its investment objective by investing in equity securities and fixed income securities. The Balanced Fund may invest in any type or class of security.

Important Characteristics of the Balanced Fund's Investments:
     In making investment decisions involving EQUITY SECURITIES, Key Asset Management Inc., the investment adviser of the Funds (the "Adviser"), considers:
     o The growth and profitability prospects for the economic sector and markets in which the company operates and for the products or services it provides
     o The financial condition of the company o The price of the security and how that price compares to historical price levels, to current price, levels in the general market, and to prices of competing companies; projected earnings estimates; and earnings growth rate for the company In making investment decisions involving DEBT SECURITIES, the Adviser considers:
     o Quality: The Balanced Fund primarily purchases investment-grade debt securities. o Maturity: The average weighted maturity of the Balanced Fund's fixed income securities will range from 5 to 15 years. This range may be changed in response to changes in market conditions.

     In making investment decisions involving PREFERRED STOCK, the Adviser considers:
     o The issuer's financial strength, including its historic and current financial condition
     o    The issuer's projected earnings, cash flow, and borrowing requirements
     o    The issuer's continuing ability to meet its obligations

Under normal market conditions, the Balanced Fund:

     o Will invest 40% to 70% of its total assets in equity securities and securities convertible into common stock
     o Will invest at least 25% of its total assets in fixed income securities

For temporary defensive purposes, the Balanced Fund may invest up to 100% of its total assets in U.S. Government obligations or short-term debt obligations.

The Balanced Fund may invest in futures, puts, and options in an effort to hedge against market risk. The Balanced Fund may also invest in the following securities: ADRs, Banker's Acceptances, certificates of deposit, commercial paper, demand and time deposits, foreign securities, master demand notes, mortgage-related securities, receipts, repos, reverse repos, rights, variable and floating rate securities, warrants and when-issued securities.

THE VICTORY DIVERSIFIED STOCK FUND
INVESTMENT OBJECTIVE. The Diversified Stock Fund seeks to provide long-term growth of capital.

INVESTMENT POLICIES AND LIMITATIONS. The Diversified Stock Fund pursues its investment objective by investing primarily in common stocks and securities convertible into common stocks issued by established domestic and foreign companies.

The Adviser seeks to invest in securities that it considers undervalued in relation to historical earnings and the value of the issuer's underlying assets. In making investment decisions, the Adviser may consider cash flow, book value, dividend yield and growth potential, quality of management, adequacy of revenues, earnings, capitalization, and future relative earnings growth. The Adviser will pursue investments that provide above average dividend yield or potential for appreciation.

Under normal market conditions, the Diversified Stock Fund:
o Will invest at least 80% of its total assets in equity securities and securities convertible into common stock
o        May invest up to 20% of its total assets in:
          o    Equity securities of foreign issuers

     o    Investment-grade   corporate   debt   securities
     o    Short-term debt obligations
     o    U.S. Government obligations

For temporary defensive purposes, the Diversified Stock Fund may invest up to 100% of its total assets in U.S. Government obligations or short-term debt obligations.

The Diversified Stock Fund may invest in futures and options in an effort to hedge against market risks.

The Diversified Stock Fund may also invest in the following securities: ADRs, Banker's Acceptances, certificates of deposit, commercial paper, investment company securities, master demand notes, repurchase agreements, receipts, reverse repurchase agreements, variable rate and floating rate securities, warrants, when-issued securities and Zero-Coupon Bonds.

THE VICTORY FINANCIAL RESERVES FUND
INVESTMENT OBJECTIVE. The Financial Reserves Fund seeks to obtain as high a level of current income as is consistent with preserving capital and providing liquidity.

INVESTMENT POLICIES AND LIMITATIONS. The Financial Reserves Fund pursues its investment objective by investing primarily in a portfolio of high-quality U.S. dollar-denominated money market instruments. Normally, the Financial Reserves Fund invests only in instruments that are rated in the highest category by two or more NRSROs, or in the highest category if rated by only one NRSRO, or if unrated, determined to be of equivalent quality. The Board of Trustees has established policies to ensure that the Financial Reserves Fund invests in high quality, liquid instruments.

An NRSRO, such as S&P, Fitch, or Moody's, assigns credit ratings to securities based on the borrower's ability to meet its obligation to make principal and interest payments.

Generally, the Financial Reserves Fund primarily invests in:

     o Negotiable certificates of deposit, time deposits and bankers' acceptances of U.S. and foreign banks
     o U.S. Treasury obligations and obligations of government sponsored agencies, such as the Government National Mortgage Association ("GNMAs"), the Federal National Mortgage Association ("FNMAs"), the Student Loan Mortgage Association ("SLMAs"), the Federal Home Loan Bank ("FHLB"), and Federal Home Loan Mortgage Corporation ("FHLMC").
     o Short-term corporate obligations, such as commercial paper, notes and bonds

     o Repurchase agreements and reverse repurchase agreements with Federal Reserve system member banks and dealers in U.S. Government securities
     o A Other debt obligations such as master demand notes, short-term funding agreements, Eurodollar debt obligations, variable and floating rate securities, and private placement investments

Important Characteristics of the Financial Reserves Fund's Investments:
     o Quality: Instruments rated A or above by S&P, Fitch, Moody's or another NRSRO. For more information on ratings, see the Appendix to the SAI.
     o Maturity: Weighted average maturity of 90 days or less. Individual investments may be purchased with maturities ranging from one day to 397 days.

The Financial Reserves Fund is only available to certain institutions or individuals that meet minimum investment requirements and have trust accounts set up through KeyCorp or its affiliates.


THE VICTORY FUND FOR INCOME
INVESTMENT OBJECTIVE. The Fund For Income seeks to provide a high level of current income, consistent with preservation of shareholders' capital.

INVESTMENT POLICIES AND LIMITATIONS. The Fund For Income pursues its investment objective by investing primarily in selected mortgage-related securities.

The Fund For Income generally invests at least 65% of the value of its total assets in:
     o    Mortgage-Related Securities issued by non-governmental entities
     o Unrated mortgages and Government Mortgage-Backed Securities which, in the opinion of the Adviser, are of equivalent investment quality
     o Collateralized mortgage obligations and real estate mortgage investment conduits.

This is a fundamental policy which may not be changed without shareholder approval. This policy limits the Fund For Income's ability to invest in lower-rated securities from which a higher yield may be derived.

The Fund For Income can invest up to 35% of the value of its total assets in:
     o    U.S. Government Obligations
     o    Certificates of Deposit
     o    Bankers' Acceptances

     o Interest-bearing savings deposits of banks having total assets of more than $1 billion and that are members of the Federal Deposit Insurance Corporation
     o Commercial Paper of prime quality rated A-1 or higher by S&P or Prime-1 or higher by Moody's or, if not rated, issued by companies which have an outstanding debt issue rated AA or higher by S&P or Aa or higher by Moody's o Privately issued debt securities which, although not mortgage-related securities of the type described above, are secured by mortgages on residential properties, provided such securities are rated A or better by Moody's and S&P or, if not rated, are of equivalent investment quality as determined by the Adviser (such securities may entitle the holder to participate in income derived from the mortgaged properties or from sales thereof) o U.S. Corporate Debt Obligations rated A or higher by Moody's and S&P

The Fund For Income can invest up to 33 1/3% of the value of its total assets in:
     o    When-Issued Securities
     o    Delayed-Delivery Transactions

The Fund For Income can invest up to 20% of the value of its total assets in:
     o    Securities Lending Transactions

The Fund For Income can invest up to 10% of the value of its total assets in:
     o Repurchase Agreements with maturities of more than 7 days o Investment Company Securities

Temporary Investments. For defensive purposes, the Adviser may, at certain times, decrease the percentage of the Fund's assets invested in these instruments. When business or financial conditions warrant, the Fund For Income may take a temporary defensive position and invest without limit in the foregoing securities. The Fund For Income may borrow money for temporary or emergency purposes (not for investment purposes) but only in an amount not exceeding 5% of the value of its total assets at the time of the borrowing.

From time to time, the Fund For Income, to the extent consistent with its investment objective, policies, and restrictions, may invest in securities of issuers with which the Adviser or its affiliates have a lending relationship.

THE VICTORY GOVERNMENT MORTGAGE FUND
INVESTMENT OBJECTIVE. The Government Mortgage Fund seeks to provide a high level of current income consistent with safety of principal.

INVESTMENT POLICIES AND LIMITATIONS. The Government Mortgage Fund will invest exclusively in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, including mortgage-related securities.

     The Government Mortgage Fund's can invest up to 100% of the value of its total assets in:
     o U.S. Government Securities. The Government Mortgage Fund will invest in the obligations of such agencies or instrumentalities only when the Adviser believes that the credit risk with respect thereto is minimal.
     o Government Mortgage-Backed Securities. The Government Mortgage Fund can only invest in mortgage-related securities that are issued or guaranteed by the U.S. Government or its agencies or instrumentalities, such as the GNMA, the FNMA, the FHLB, and the FHLMC.
     o    Collateralized  Mortgage  Obligations  ("CMOs")
     o    Treasury notes and agencies

The Government Mortgage Fund can invest up to 33 1/3% of the value of its total assets in:
     o    Repurchase Agreements
     o    Reverse Repurchase Agreements
     o    Futures Contracts
     o    Securities Lending Transactions
     o    Delayed-Delivery Transactions
     o    When-Issued Securities

The Government Mortgage Fund can invest up to 20% of the value of its total assets in:
     o    Receipts, which are sold as zero coupon securities

The Government Mortgage Fund can invest up to 10% of the value of its total assets in:
     o    Investment Company Securities
     o    Short-Term Funding Agreements

The Government Mortgage Fund also can invest in:
     o    Bankers' Acceptances
     o    Certificates of Deposit
     o    Eurodollar Certificates of Deposit ("ECDs")
     o    Yankee Certificates of Deposit ("Yankee CDs")
     o    Eurodollar Time Deposits ("ETDs")

     o    Canadian Time Deposits ("CTDs")
     o    Variable Amount Master Demand Notes
     o    Variable and Floating Rate Notes
     o    Private Placement Investments

The Government Mortgage Fund may invest up to 15% of the value of its total assets in illiquid securities.

Temporary Investments. The Government Mortgage Fund also may invest temporarily in high quality investments or cash during times of unusual market conditions for defensive purposes and in order to accommodate shareholder redemption requests although currently it does not intend to do so. Any portion of the Government Mortgage Fund's assets maintained in cash will reduce the amount of assets in securities and thereby reduce the Government Mortgage Fund's yield or total return.

From time to time, the Government Mortgage Fund, to the extent consistent with its investment objective, policies, and restrictions, may invest in securities of issuers with which the Adviser or its affiliates have a lending relationship.

THE VICTORY GROWTH FUND INVESTMENT OBJECTIVE. The Growth Fund seeks to provide long-term growth of capital.

INVESTMENT POLICIES AND LIMITATIONS. The Growth Fund pursues its investment objective by investing primarily in equity securities of companies with superior prospects for long-term earnings growth and price appreciation. The issuers usually are listed on a nationally recognized exchange.

In making investment decisions, the Adviser will look for above average growth rates, high return on equity, issuers that reinvest their earnings in their business, and strong balance sheets.

Under normal conditions, the Growth Fund:

     o Will invest at least 80% of its total assets in common stocks and securities convertible into common stocks
     o    May invest up to 20% of its total assets in:
                  o         Preferred stocks
                  o         Investment-grade corporate debt securities
                  o         Short-term debt obligations
                  o         U.S. Government obligations

For temporary defensive purposes, the Growth Fund may invest up to 100% of its total assets in U.S. Government obligations or short-term debt obligations.

The Growth Fund may invest in futures and options in an effort to hedge against market risks.

The Growth Fund may also invest in the following securities: ADRs, Bankers Acceptances, Certificates of Deposit, Commercial Paper, foreign and domestic demand and time deposits, foreign securities, investment company securities, master demand notes, puts, receipts, repos and reverse repos, variable and floating rate securities, warrants, when-issued securities and zero coupon bonds.

THE VICTORY INSTITUTIONAL MONEY MARKET FUND
INVESTMENT OBJECTIVE. The Institutional Money Market Fund's investment objective is to seek to obtain as high a level of current income as is consistent with preserving capital and providing liquidity.

INVESTMENT POLICIES AND LIMITATIONS. The Institutional Money Market Fund pursues its investment objective by investing primarily in a portfolio of high-quality, U.S. dollar-denominated money market instruments. The Institutional Money Market Fund may invest only in obligations determined by the Adviser to present minimal credit risks under guidelines adopted by the Fund's Board of Trustees.

Investments will be limited to those obligations which, at the time of purchase,
(i) possess one of the two highest short-term ratings from at least two NRSROs or (ii) possess, in the case of multiple-rated securities, one of the two highest short-term ratings by at least two NRSROs; or (iii) do not possess a rating (i.e. are unrated) but are determined by the Adviser to be of comparable quality to the rated instruments eligible for purchase by the Institutional Money Market Fund under the guidelines adopted by the Trustees. For purposes of these investment limitations, a security that has not received a rating will be deemed to possess the rating assigned to an outstanding class of the issuer's short-term debt obligations if determined by the Adviser to be comparable in priority and security to the obligation selected for purchase by the Institutional Money Market Fund. The above described securities which may be purchased by the Institutional Money Market Fund are hereinafter referred to as Eligible Securities.

Pursuant to Rule 2a-7 under the 1940 Act, the Institutional Fund will maintain a dollar-weighted average portfolio maturity which does not exceed 90 days.

The  Institutional  Money  Market Fund can invest in:

o    Bankers' Acceptances
o    Certificates of Deposit
o    Commercial Paper o Variable Amount Master Demand Notes
o    Variable and Floating Rate Notes
o    U.S. Government Obligations
o    Other Investment Companies
o    Repurchase Agreements
o    Reverse Repurchase Agreements
o    Participation Interests
o    Extendible Debt Securities
o    Master Demand Notes
o    Receipts
o    When-Issued Securities o Government Mortgage-Backed Securities
o    GNMA Certificates
o    FHLMC Securities
o    FNMA Securities
o    Zero Coupon Bonds

THE VICTORY INTERMEDIATE INCOME FUND
INVESTMENT OBJECTIVE. The Intermediate Income Fund seeks to provide a high level of income.

INVESTMENT POLICIES AND LIMITATIONS. The Intermediate Income Fund pursues its investment objective by investing primarily in debt securities issued by corporations and the U.S.
Government and its agencies and instrumentalities.

All debt securities purchased by the Intermediate Income Fund will be investment grade.

Under normal market conditions, the Intermediate Income Fund will invest at least 65% of the value of its total assets in:
     o Investment-grade Corporate Securities with remaining maturities at the time of purchase of one year or more including asset-backed securities and convertible and exchangeable debt securities
     o    Zero-Coupon Securities
     o    Mortgage-Related Securities
     o    State, municipal, or industrial revenue bonds

     o    U.S. Government Mortgage-backed securities
     o    Debt securities convertible into, or exchangeable for, common stocks
     o State and municipal securities when, in the opinion of the Adviser their yields are competitive with comparable taxable debt obligations.

The Intermediate Income Fund can invest up to 33 1/3% of the value of its total assets in:
     o    Futures Contracts
     o    When-issued and delayed-delivery securities
     o    Repurchase Agreements

The Intermediate Income Fund can invest up to 20% of the value of its total assets in:
     o    Preferred Stocks
     o Notes with remaining maturities at the time of purchase of less than one year
     o    Commercial Paper
     o    Variable Amount Master Demand Notes
     o    Bankers' Acceptances
     o    Certificates of Deposit
     o Time deposits of domestic and foreign branches of U.S. banks and foreign banks
     o    Receipts
     o    Private Placement Investment
     o    Master Demand Notes
     o    Junk Bonds
     o    Foreign Securities
     o    CMOs
     o    International Bonds

The Intermediate Income Fund can invest up to 10% of the value of its total assets in:
     o    Investment Company Securities

The Intermediate Income Fund also can invest in:
     o    OTC Options

Some of the securities in which the Intermediate Income Fund invests may have warrants or options attached.

THE VICTORY INTERNATIONAL GROWTH FUND
INVESTMENT OBJECTIVE. The International Growth Fund seeks to provide capital growth consistent with reasonable investment risk.

INVESTMENT POLICIES AND LIMITATIONS. The International Growth Fund pursues its investment objective by investing primarily in equity securities of foreign corporations, most of which are denominated in foreign currencies.

The International Growth Fund will invest most of its assets in securities of companies located either in developed countries in Western Europe or in Japan, although it may purchase securities of companies located in developing countries and other developed countries. In making investment decisions, the Adviser may analyze the economies of foreign countries and the growth potential for individual sectors and securities.

Under normal market conditions, the International Growth Fund:
     o Will invest at least 65% of its total assets in securities (including American Depository Receipts) of companies that derive more than 50% of their gross revenues from or have more than 50% of their assets outside the United States.
     o Will invest at least 65% of its total assets in securities for which the principal trading markets are located in at least three different countries (excluding the United States).
     o    May invest up to 35% of its total assets in:
          o    Domestic money market securities
          o    Securities convertible into common stock
          o "Sponsored" and "unsponsored" American Depository Receipts and similar securities

For temporary defensive purposes, the International Growth Fund may invest up to 100% of its assets in:
     o    A single foreign country
     o    U.S. Government obligations
     o    Investment-grade corporate debt securities
     o    Short-term debt obligations

The International Growth Fund may invest in futures and options in an effort to hedge against market and currency risks.

The  International  Growth  Fund may also  invest in the  following  securities:
Bankers Acceptances, certificates of deposit, master demand notes, and warrants


THE VICTORY INVESTMENT QUALITY BOND FUND

INVESTMENT OBJECTIVE. The Investment Quality Bond Fund seeks to provide a high level of income.

INVESTMENT POLICIES AND LIMITATIONS. The Investment Quality Bond Fund pursues its investment objective by investing primarily in investment-grade bonds issued by corporations and the U.S. Government and its agencies or instrumentalities.

All instruments purchased by the Investment Quality Bond Fund will be rated, at the time of purchase, within the four highest rating categories by an NRSRO (investment grade) or, if unrated, will be of comparable quality, as determined by the Adviser.

Under normal market conditions, the Investment Quality Bond Fund will invest at least 65% of the value of its total assets:
     o    U.S. Government Obligations
     o    Government Mortgage-Backed Securities
     o    GNMA Certificates
     o    FHLMC Securities
     o    FNMA Securities
     o    CMOs
     o    Non-Governmental Mortgage-Backed Securities
     o    U.S. Corporate Debt Obligations
     o Notes with remaining maturities at the time of purchase of one year or more
     o    Debt securities convertible into, or exchangeable for, common stocks
     o First mortgage loans and participation certificates in pools of mortgages issued or guaranteed by the U.S. Government or its agencies or instrumentalities.
     o State and municipal securities when, in the opinion of the Adviser their yields are competitive with those of comparable taxable debt obligations.

The Investment Quality Bond Fund can invest up to 33 1/3% of the value of its total assets in:
     o    Securities Lending Transactions
     o    Reverse Repurchase Agreements
     o    When-Issued and Delayed-Delivery Securities

The Investment Quality Bond Fund can invest up to 25% of the value of its total assets in:

     o Futures And Options. The Investment Quality Bond Fund will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 331/3 % of the Investment Quality Bond Fund's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the Investment Quality Bond Fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 331/3% of its total assets; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the Fund would exceed 5% of the Investment Quality Bond Fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities.

The Investment Quality Bond Fund can invest up to 20% of the value of its total assets in:

     o Preferred stocks o Notes with remaining maturities at the time of purchase of less than one year
     o Commercial Paper. The Investment Quality Bond Fund will purchase only commercial paper rated in one of the two highest categories at the time of purchase by an NRSRO or, if not rated, found by the Trustees to present minimal credit risks and to be of comparable quality to instruments that are rated high quality (i.e., in one of the two top ratings categories) by an NRSRO that is neither controlling, controlled by, or under common control with the issuer of, or any issuer, guarantor, or provider of credit support for, the instruments.
     o    Variable Amount Master Demand Notes
     o    Bankers' Acceptances
     o Certificates of Deposit and time deposits of domestic and foreign branches of U.S. banks and foreign banks
     o    ECDs
     o    Yankee CDs
     o    ETDs
     o    CTDs
     o    Repurchase Agreements
     o    Receipts
     o Foreign Securities. The Investment Quality Bond Fund may invest up to 20% of the value of its total assets in debt securities of foreign issuers, including foreign banks. The Investment Quality Bond Fund will not hold foreign currency in amounts exceeding 5% of its total assets as a result of such investments.

The Investment Quality Bond Fund can invest up to 10% of the value of its total assets in:
     o    Investment Company Securities

The Investment Quality Bond Fund also can invest in:
     o    Private Placement Investments

     o    Illiquid Investments
     o    Loans and Other Direct Debt Instruments
     o    Restricted Securities
     o    Warrants
     o    Variable Amount Master Demand Notes
     o    Variable And Floating Rate Notes
     o    Miscellaneous Securities

Some of the securities in which the Investment Quality Bond Fund invests may have warrants or options attached.

From time to time, the Investment Quality Bond Fund, to the extent consistent with its investment objective, policies, and restrictions, may invest in securities of issuers with which the Adviser or its affiliates have a lending relationship.


THE VICTORY LAKEFRONT FUND

INVESTMENT OBJECTIVE. The Lakefront Fund seeks to provide long-term growth of capital and dividend income.

INVESTMENT POLICIES AND LIMITATIONS. The Lakefront Fund pursues its investment objective by investing primarily in a diversified group of equity securities with an emphasis on high-quality, financially strong companies whose stocks are undervalued.

Under normal market conditions, the Lakefront Fund:

     o Will invest at least 80% of its total assets in equity securities and securities convertible into common stock.
     o    May invest up to 20% of its total assets in:
          o    Preferred stock
          o    Investment-grade corporate debt securities
          o    Short-term debt obligations
          o    U.S. Government obligations

The Lakefront Fund may invest up to 33 1/3 of the value of its total assets in:
          o    Reverse Repurchase Agreements

The Lakefront Fund may also invest in:
          o    Illiquid Securities
          o    Other Investment Companies

The Lakefront Fund may also invest in: ADRs, Bankers Acceptances, certificates of deposit, commercial paper, demand and time deposits, foreign securities, master demand notes, puts, receipts, repurchase agreements, reverse repurchase agreements, variable and floating rate securities, warrants, when-issued securities and zero-coupon bonds.

THE VICTORY LIMITED TERM INCOME FUND
INVESTMENT OBJECTIVE. The Limited Term Income Fund seeks to provide income consistent with limited fluctuation of principal.

INVESTMENT POLICIES AND LIMITATIONS. The Limited Term Income Fund pursues its investment objective by investing in high grade, fixed income securities with a dollar-weighted average maturity of one to five years, based upon remaining maturities.

The Limited Term Income Fund will invest only in high-grade debt securities; i.e., those which are rated at the time of purchase in one of the three highest rating groups assigned by an NRSRO or, if unrated, which the Adviser deems to be of comparable quality.

Under normal market conditions, the Limited Term Income Fund will invest in:
     o    U.S. Corporate Debt Obligations
     o    Equipment lease and trust certificates
     o    Collateralized Mortgage Obligations
     o    U.S. Government Obligations
     o Fixed-income securities convertible into, or exchangeable for, common stocks, as well as repurchase agreements collateralized by such instruments
     o    Repurchase Agreements
     o    First  mortgage  loans
     o    Income participation loans
     o    Participation certificates in pools of mortgages
     o    Asset-Backed Securities

The Limited Term Income Fund can invest up to 33 1/3% of the value of its total assets in:

     o    Futures Contracts
     o    Securities Lending Transactions
     o    Reverse Repurchase Agreements
     o    When-Issued and Delayed Delivery Securities
     o    Repurchase Agreements

The Limited Term Income Fund can invest up to 20% of the value of its total assets in:

     o Short-Term Obligations. There may be times when, in the Adviser's opinion, market conditions warrant that, for temporary defensive purposes, the Limited Term Income Fund hold more than 20% of its total assets in short-term obligations. To the extent that the Limited Term Income Fund's assets are so invested, they will not be invested so as to meet its investment objective.

     o    Receipts
     o Foreign Securities. The Limited Term Income Fund may invest up to 20% of the value of its total assets in debt securities of foreign issuers, including foreign banks. The Limited Term Income Fund will not hold foreign currency in amounts exceeding 5% of its total assets as a result of such investments.

The Limited Term Income Fund also can invest in:
     o    Zero Coupon Bonds
     o    International Bonds
     o    U.S. Government Securities
     o    Government Mortgage-Backed Securities
     o    CMOs
     o    Non-Governmental Mortgage-Backed Securities
     o    Variable and Floating Rate Securities
     o    Private Placement Investments
     o    Variable Amount Master Demand Notes.

Some of the securities in which the Limited Term Income Fund invests may have warrants or options attached.

From time to time, the Limited Term Income Fund, to the extent consistent with its investment objective, policies and restrictions, may invest in securities of issuers with which the Adviser or its affiliates have a lending relationship.


THE VICTORY NATIONAL MUNICIPAL BOND FUND
INVESTMENT OBJECTIVE. The National Municipal Bond Fund seeks to provide a high level of current interest income, exempt from federal income taxes, as is consistent with the preservation of capital.

INVESTMENT POLICIES AND LIMITATIONS. The National Municipal Bond Fund pursues its investment objective by investing primarily in municipal bonds of varying maturities issued by or on behalf of states, territories, and possessions of the United States and the District of Columbia and their political subdivisions, agencies, authorities, and instrumentalities, the interest from which, in the opinion of bond counsel for the issuer, is exempt from federal income tax. The Adviser anticipates that the National Municipal Bond Fund ordinarily will be fully invested in obligations of municipalities whose interest is exempt from federal income tax. Under normal conditions, 80% or more of its income distributions will be exempt from federal income taxes, including the alternative minimum tax.

The National Municipal Bond Fund can invest in:
     o    Industrial Development Bonds
     o    Refunding Contracts
     o    Resource Recovery Bonds
     o    Tax and Revenue Anticipation Notes and Bond Anticipation Notes
     o    Demand Features
     o    Under 331/3%
     o    Zero Coupon Bonds
     o    331/3%
     o    Variable and Floating Rate Securities
     o    Investment Company Securities
     o    331/3%
     o    Standby Commitments
     o    Lower-Rated Municipal Securities
     o    Federally Taxable Obligations
     o    Restricted Securities
     o    Tax-Exempt Commercial Paper

The National Municipal Bond Fund can invest up to 33 1/3% of the value of its total assets in:
     o    Futures Contracts
     o    Reverse Repurchase Agreements
     o    Securities Lending Transactions
     o    Repurchase Agreements
     o    When-Issued and Delayed Delivery Securities

The National Municipal Bond Fund can invest up to 20% of the value of its total assets in:
     o    Municipal Lease Obligations

The National Municipal Bond Fund may change its investment focus temporarily for defensive purposes. During periods when, in the opinion of the Adviser a temporary defensive posture in the market is appropriate, the National Municipal Bond Fund may hold cash that is not earning interest or invest in obligations of issuers whose interest may be taxable at the state and/or federal level. The National Municipal Bond Fund may also invest in short-term municipal obligations and money market instruments (including other investment companies). Under such circumstances, the National Municipal Bond Fund may temporarily invest so that less than 80% of its income distributions will be federally or state tax-free. Federally taxable obligations include, but are not limited to, obligations issued by the U.S. Government or any of its agencies or instrumentalities and repurchase agreements. The National Municipal Bond Fund does not intend to invest in federally taxable obligations under normal conditions.

Temporary Investments. The National Municipal Bond Fund may also invest in high quality investments or cash temporarily during times of unusual market conditions for defensive purposes and in order to accommodate shareholder redemption requests although currently it does not intend to do so. Any portion of the National Municipal Bond Fund's assets maintained in cash will reduce the amount of assets in securities and thereby reduce the National Municipal Bond Fund's yield or total return.


THE VICTORY NEW YORK TAX-FREE FUND
INVESTMENT OBJECTIVE. The New York Tax-Free Fund seeks to provide a high level of current income exempt from federal, New York State, and New York City income taxes, consistent with the preservation of shareholders' capital.

INVESTMENT POLICIES AND LIMITATIONS. Under normal market conditions, the New York Tax-Free Fund pursues its investment objective by investing at least 80% (and generally all) of its portfolio in securities, the interest on which is exempt from federal income tax, and will maintain at least 65% of the portfolio in insured investments of New York State and its public authorities, instrumentalities, and municipalities. The New York Tax-Free Fund generally invests all of its portfolio in municipal securities and insured municipal securities.

However, during normal market conditions and during periods when there is an adequate supply of other types of municipal securities in which the New York Tax-Free Fund may invest, the New York Tax-Free Fund intends to invest substantially all of its assets in securities, the interest on which does not constitute a tax preference item.

The New York Tax-Free Fund can invest in:
     o    Municipal Securities
     o    Variable Rate Demand Notes
     o    Municipal Securities
     o    Demand Features
     o    Refunding Contracts
     o    Resource Recovery Bonds
     o    Tax and Revenue Anticipation Notes
     o    Variable and Floating Rate Securities
     o    Zero Coupon Bonds
     o    Illiquid Investments
     o    Restricted Securities
     o    Tax-Exempt Commercial Paper

The New York Tax-Free Fund can invest up to 33 1/3% of the value of its total assets in:
     o    Reverse Repurchase Agreements
     o    Securities Lending Transactions
     o    Delayed-Delivery Transactions
     o    When-Issued Securities
     o    Repurchase Agreements

The New York Tax-Free Fund can invest up to 20% of the value of its total assets in:
     o    Municipal Lease Obligations
     o Tax Preference Securities. A Tax Preference Security is a security, the interest on which constitutes a tax preference item, and consequently, may be subject to the federal alternative minimum tax on individuals.

The New York Tax-Free Fund can invest up to 10% of the value of its total assets in:
     o    Investment Company Securities

Temporary Investments. The New York Tax-Free Fund anticipates being as fully invested as practicable in municipal securities; however, there may be occasions when, as a result of maturities of portfolio securities, sales of Fund shares, or in order to meet redemption requests, the New York Tax-Free Fund may hold cash that is not earning income. In addition, there may be occasions when, in order to raise cash to meet redemptions, the New York Tax-Free Fund may be required to sell securities at a loss.

In adverse markets, the New York Tax-Free Fund may take temporary defensive positions and invest up to 50% of its portfolio in short-term investments which may be uninsured. To the extent that these short-term investments are not tax-exempt securities, the income received by the New York Tax-Free Fund may be taxable to investors. These investments will be limited to:

     o    U.S. Government Obligations
     o    Commercial Paper rated in the highest grade by either Moody's or S&P
     o High-quality obligations of U.S. banks belonging to the Federal Reserve System having assets of $10 billion or more
     o    Municipal Securities

The Adviser believes that it is likely that sufficient Municipal Securities will be available to satisfy the New York Tax-Free Fund's investment objective and policies. In meeting its investment policies, the Fund may invest all or any part of its total assets in Municipal Securities which are private activity bonds. Moreover, although the New York Tax-Free Fund does not presently intend to do so on a regular basis, it may invest more than 25% of its total assets in Municipal Securities which are related in such a way that an economic, business or political development or change affecting one such security would likewise affect the other Municipal Securities. Examples of such securities are obligations, the repayment of which is dependent upon similar types of projects or projects located in the same state. Such investments would be made only if deemed necessary or appropriate by the Adviser.


THE VICTORY OHIO MUNICIPAL BOND FUND
INVESTMENT OBJECTIVE. The investment objective of the Ohio Municipal Bond Fund seeks to produce a high level of current interest income which is exempt from both federal income tax and Ohio personal income tax.

INVESTMENT POLICIES AND LIMITATIONS. Under normal market conditions, the Ohio Municipal Bond Fund pursues its investment objective by investing at least 80% of its total assets in investment grade obligations issued by or on behalf of the State of Ohio and its political subdivisions, the interest on which, in the opinion of the issuer's bond counsel at the time of issuance, is exempt from both federal income tax and Ohio personal income tax and not treated as a tax preference item for purposes of the federal alternative minimum tax ("Ohio
Tax-Exempt Obligations"). Under normal market conditions, the Ohio Municipal Bond Fund will invest at least 65% of its total assets in Ohio Tax-Exempt Obligations that are bonds.

Changes in the value of portfolio securities will not affect cash income, if any, derived from these securities but will affect the Ohio Municipal Bond Fund's net asset value. Because the Ohio Municipal Bond Fund invests primarily in debt securities, which fluctuate in value, the Ohio Municipal Bond Fund's shares will fluctuate in value.

The Ohio Municipal Bond Fund may also invest in:

     o Municipal Securities. Under normal market conditions, at least 80% of the total assets of the Fund will be invested in Municipal Securities.

     o Refunded Municipal Bonds. Investments by the Fund in refunded municipal bonds that are secured by escrowed obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities are considered to be investments in U.S. Government obligations for purposes of the diversification requirements to which the Fund is subject under the 1940 Act. As a result, more than 5% of the Fund's total assets may be invested in such refunded bonds issued by a particular municipal issuer. The escrowed securities securing such refunded municipal bonds will consist exclusively of U.S. Government obligations, and will be held by an independent escrow agent or be subject to an irrevocable pledge of the escrow account to the debt service on the original bonds.

The Ohio Municipal Bond Fund can invest in:
     o    Ohio Tax-Exempt Obligations
     o Taxable Obligations. The Fund may invest up to 20% of its net assets in taxable obligations or debt securities the interest income from which may be treated as an item of tax preference for purposes of the federal alternative minimum tax if, for example, suitable tax-exempt obligations are unavailable or if the acquisition of such securities is deemed appropriate for temporary defensive purposes.
     o    GNMA Certificates
     o    FHLMC Securities
     o    FNMA Securities
     o    Zero Coupon Bonds
     o    U.S. Government Obligations
     o    Collateralized Mortgage Obligations
     o    Mortgage-Related Securities
     o    Tax-Exempt Commercial Paper
     o    Commercial Paper

The Fund may hold uninvested cash reserves pending investment, during temporary defensive periods or if, in the opinion of the Adviser, suitable Ohio Tax-Exempt Obligations are unavailable. There is no percentage limitation on the amount of assets which may be held uninvested. Uninvested cash reserves will not earn income, and thus are not being utilized so as to meet the Ohio Municipal Bond Fund's investment objective.

The Ohio Municipal Bond Fund can invest up to 20% of the value of its total assets in:
     o    Variable and Floating Rate Securities

The Ohio Municipal Bond Fund can invest up to 33 1/3% of the value of its total assets in:
     o    Futures Contracts
     o    Puts
     o    Stand-By Commitments
     o    Receipts
     o    When-Issued Securities
     o    Repurchase Agreements.
     o    Reverse Repurchase Agreements
     o    Private Placement Investments
     o    Delayed Delivery Transactions

The Ohio Municipal Bond Fund can invest up to 10% of the value of its total assets in:

     o    Investment Company Securities

From time to time, the Fund, to the extent consistent with its investment objective, policies and restrictions, may invest in securities of issuers with which the Adviser or its affiliates have a lending relationship.

The Ohio Municipal Bond Fund may purchase:
                  o   Bankers' Acceptances
                  o   Certificates of Deposit
                  o   Commercial Paper
                  o   Variable and Floating Rate Notes
                  o   Securities of Other Investment Companies

Temporary Investments. The Ohio Municipal Bond Fund may also invest temporarily in high quality investments or cash during times of unusual market conditions for defensive purposes and in order to accommodate shareholder redemption requests although currently it does not intend to do so. Any portion of the Ohio Municipal Bond Fund's assets maintained in cash will reduce the amount of assets in securities and thereby reduce the Fund's yield or total return.


The Adviser believes that it is likely that sufficient Municipal Securities will be available to satisfy the Ohio Municipal Bond Fund's investment objective and policies. In meeting its investment policies, the Ohio Municipal Bond Fund may invest all or any part of its total assets in Municipal Securities which are private activity bonds. Moreover, although the Ohio Municipal Bond Fund does not presently intend to do so on a regular basis, it may invest more than 25% of its total assets in Municipal Securities which are related in such a way that an economic, business or political development or change affecting one such security would likewise affect the other Municipal Securities. Examples of such securities are obligations, the repayment of which is dependent upon similar types of projects or projects located in the same state. Such investments would be made only if deemed necessary or appropriate by the Adviser.


THE VICTORY OHIO MUNICIPAL MONEY MARKET FUND
INVESTMENT OBJECTIVE. The Ohio Municipal Money Market Fund seeks to provide current income exempt from federal regular income tax and the personal income taxes imposed by the State of Ohio and Ohio municipalities consistent with stability of principal.

INVESTMENT POLICIES AND LIMITATIONS. To pursue its objective, the Ohio Municipal Money Market Fund invests at least 80% of its total assets in short-term Ohio municipal securities. The interest income on these securities is exempt from federal regular income tax. Federal regular income tax does not include the individual or corporate federal alternative minimum tax. The Ohio Municipal Money Market Fund expects to invest at least 65% of its total assets in debt securities that pay interest which is also exempt from Ohio state income tax.

Normally, the Ohio Municipal Money Market Fund invests only in instruments that are rated in the highest category by two or more NRSROs, or in the highest category if rated by only one NRSRO, or if unrated, determined to be of equivalent quality. The Board of Trustees has established policies to ensure that the Ohio Municipal Money Market Fund invests in high quality, liquid instruments.

Generally, the Ohio Municipal Money Market Fund primarily invests in:

     o    Short-term municipal obligations,  such as commercial paper, notes and bonds
     o    Tax, revenue, and bond anticipation notes
     o    Variable  rate  demand  notes,   municipal  bonds,  and  participation
          interests in any of the above obligations

Important Characteristics of the Ohio Municipal Money Market Fund's Investments:
     o Quality: Instruments rated A or above by S&P, Fitch, Moody's or another NRSRO. For more information on ratings, see the Appendix to the SAI.
     o Maturity: Weighted average maturity of 90 days or less. Individual investments may be purchased with maturities ranging from one day to 397 days.

When market conditions warrant a defensive strategy, the Ohio Municipal Money Market Fund may invest up to 100% of its total assets in short-term, taxable money market instruments or cash. For more information about other securities in which the Ohio Municipal Money Market Fund can invest, see "Other Securities and Investment Practices" in the Prospectus.


THE VICTORY OHIO REGIONAL STOCK FUND
INVESTMENT OBJECTIVE. The Ohio Regional Stock Fund seeks to provide capital appreciation.

INVESTMENT POLICIES AND LIMITATIONS. The Ohio Regional Stock Fund pursues its investment objective by investing primarily in equity securities issued by companies headquartered in the State of Ohio.

In making investment decisions, the Adviser analyzes cash flow, book value, dividend growth potential, quality of management, earnings, and capitalization. The Ohio Regional Stock Fund looks at any information that reflects the potential for future earnings growth.

The Ohio Regional Stock Fund invests in nationally recognized companies and lesser-known companies that may have smaller capitalization, but also the potential for growth.

Under normal conditions, the Ohio Regional Stock Fund:
     o Will invest at least 80% of its total assets in common stocks and securities convertible into common stocks.
     o    May invest up to 20% of its total assets in:
     o    Short-term debt obligations
     o    Investment-grade corporate debt securities
     o    Investment company securities

For temporary defensive purposes, the Ohio Regional Stock Fund may invest up to 100% of its total assets in U.S. Government obligations or short-term debt obligations.

The Ohio Regional Stock Fund may invest in futures and options in an effort to hedge against market risk.

The Ohio Regional Stock Fund may also invest in: ADRs, Bankers Acceptances, Certificates of Deposit, Commercial Paper, foreign and domestic demand and time deposits, foreign securities, investment company securities, master demand notes, puts, receipts, repos and reverse repos, variable and floating rate securities, warrants, when-issued securities and zero coupon bonds.


THE VICTORY PRIME OBLIGATIONS FUND

INVESTMENT OBJECTIVE. The Prime Obligations Fund seeks to provide current income consistent with liquidity and stability of principal.

INVESTMENT POLICIES AND LIMITATIONS. The Prime Obligations Fund pursues its investment objective by investing primarily in short-term, high-quality debt instruments.

Normally, the Prime Obligations Fund invests only in instruments that are rated in the highest category by two or more NRSROs, or in the highest category if rated by only one NRSRO, or if unrated, determined to be of equivalent quality. The Board of Trustees has established policies to ensure that the Prime Obligations Fund invests in high quality, liquid instruments.

Generally, the Prime Fund invests primarily in:
     o    Negotiable   certificates  of  deposit,  time  deposits  and  bankers'
          acceptances of U.S. and foreign banks.
     o Short-term corporate obligations, such as commercial paper, notes and bonds.

     o Repurchase agreements and reverse repurchase agreements with Federal Reserve system member banks and dealers in U.S. Government securities.
     o A Other debt obligations such as master demand notes, short-term funding agreements, Eurodollars, variable and floating rate securities, and private placement investments.
     o U.S. Government obligations which may be backed by the creditworthiness of the issuing agency, such as GNMAs, FNMAs and SLMAs.
     o    When-issued or delayed-delivery securities.

Important Characteristics of the Prime Obligations Fund's Investments:
     o Quality: Instruments rated A or above by S&P, Fitch, Moody's or another NRSRO. For more information on ratings, see the Appendix to the SAI.
     o Maturity: Weighted average maturity of 90 days or less. Individual investments may be purchased with maturities ranging from one day to 397 days.


THE VICTORY REAL ESTATE INVESTMENT FUND

INVESTMENT OBJECTIVE. The Real Estate Investment Fund seeks to provide total return through investments in real estate related securities.

INVESTMENT POLICIES AND LIMITATIONS. The Real Estate Investment Fund pursues its objective by investing primarily in common stocks, including real estate investment trusts ("REITs"), rights to purchase these securities, convertible securities and preferred stocks.

Under normal market conditions, the Real Estate Investment Fund will invest substantially all of its assets in:
     o    Common stocks (including REITs)
     o    Rights or warrants to purchase common stocks
     o Securities convertible into common stocks when the Adviser believes that the conversion will be profitable
     o    Preferred stocks

The Real Estate Investment Fund may also invest up to 20% of its total assets in securities of foreign real estate companies. For temporary defensive purposes, the Real Estate Investment Fund may invest up to 100% of its total assets in U.S. Government obligations or short-term debt obligations.

The Real Estate Investment Fund may also invest in: ADRs, Bankers Acceptances, certificates of deposit, commercial paper, demand and time deposits, foreign securities, master demand notes, puts, receipts, repurchase agreements, reverse repurchase agreements, variable and floating rate securities, warrants, when-issued securities and zero-coupon bonds.

THE VICTORY SPECIAL GROWTH FUND
INVESTMENT  OBJECTIVE.   The  Special  Growth  Fund  seeks  to  provide  capital
appreciation.

INVESTMENT POLICIES AND LIMITATIONS. The Special Growth Fund pursues its investment objective by investing in equity securities of companies with market capitalization of $750 million or less.

In making investment decisions, the Adviser will look for above average growth rates, high return on equity, issuers that reinvest their earnings in their business, and strong balance sheets.

Under normal circumstances, the Special Growth Fund:
     o Will invest at least 65% of its total assets in equity securities of companies with market capitalization of $750 million or less. These equity investments include:
          o    Common stock
          o    Preferred stock
          o    Convertible preferred stock
          o    Debt convertible into equity securities
          o    Securities convertible into common stock
     o    May invest up to 35% of its total assets in:
          o Equity securities of companies with larger market capitalizations of up to $1 billion
          o    Investment-grade debt securities
     o May invest up to 5% of its total assets in lower-rated debt securities, commonly referred to as "junk bonds."

For temporary defensive purposes,  the Special Growth Fund may invest up to 100%
of  its  total  assets  in  U.S.  Government   obligations  or  short-term  debt
obligations.

The Special Growth Fund may invest in futures and options in an effort to hedge against market risk.

The Special Growth Fund may also invest in the following securities: ADRs, Bankers Acceptances, certificates of deposit, commercial paper, foreign securities, loans and other direct debt instruments, master demand notes, receipts, repurchase agreements, reverse repurchase agreements, variable and floating rate securities, warrants, when-issued securities and zero-coupon bonds.

THE VICTORY SPECIAL VALUE FUND
INVESTMENT OBJECTIVE. The Special Value Fund seeks to provide long-term growth of capital and dividend income.

INVESTMENT POLICIES AND LIMITATIONS. The Special Value Fund pursues its investment objective by investing primarily in equity securities of small- and medium-size companies listed on nationally recognized exchanges. Small-size companies are defined as those having market capitalization of less than $1 billion and medium-size companies are defined as those having a market capitalization of between $1 billion and $5 billion.

The Adviser looks for companies with above average total return potential whose equity securities are under-valued and considered statistically cheap.

Under normal circumstances, the Special Value Fund will invest at least 65% of its total assets in:
     o    Common and preferred stocks
     o Securities convertible into common stock of small and medium-sized companies
     o    Debt securities

For temporary defensive  purposes,  the Special Value Fund may invest up to 100%
of  its  total  assets  in  U.S.  Government   obligations  or  short-term  debt
obligations.

The Special Value Fund may invest in futures and options in an effort to hedge against market risk.

The Special Value Fund may also invest in the following securities: ADRs, Bankers Acceptances, certificates of deposit, commercial paper, foreign securities, master demand notes, receipts, repurchase agreements, reverse repurchase agreements, variable and floating rate securities, warrants, when-issued securities, and zero-coupon bonds.


THE VICTORY STOCK INDEX FUND
INVESTMENT OBJECTIVE. The Stock Index Fund seeks to provide long-term capital appreciation by attempting to match the investment performance of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index").

INVESTMENT POLICIES AND LIMITATIONS. The Stock Index Fund pursues its investment objective by attempting to duplicate the capital performance and dividend income of the S&P 500 Index. The Stock Index Fund invests primarily in many of the equity securities which are in the S&P 500 Index and secondarily in stock futures.

The S&P 500 Index is composed of 500 common stocks. To minimize small positions and transactions expenses, the Stock Index Fund need not invest in every stock included in the S&P 500 Index. The Stock Index Fund may purchase stocks that are not included in the S&P 500 Index if the Adviser believes that those purchases will reduce "tracking error" (the difference between the Stock Index Fund's investment results, before expenses, and that of the S&P 500 Index).

The Stock Index Fund is not managed in the traditional sense using economic, financial, and market analysis. Therefore, the Stock Index Fund will not necessarily sell a stock that is underperforming. Brokerage costs, fees, operating expenses, and tracking errors may cause the Stock Index Fund's total return to be lower than that of the S&P 500 Index.

In connection with investments in options and stock futures, the Stock Index Fund may invest in:
          o    Preferred stocks
          o    Investment-grade corporate debt securities
          o    Short-term debt obligations
          o    U.S. Government obligations

The Stock Index Fund may also invest in: Bankers Acceptances, certificates of deposit, commercial paper, foreign and domestic demand and time deposits, master demand notes, puts, receipts, repurchase agreements and reverse repurchase agreements, variable and floating rate securities, warrants, when-issued securities and zero-coupon bonds.


THE VICTORY TAX-FREE MONEY MARKET FUND
INVESTMENT OBJECTIVE. The Tax-Free Money Market Fund seeks to provide current interest income free from federal income taxes consistent with relative liquidity and stability of principal.

INVESTMENT POLICIES AND LIMITATIONS. To pursue its investment objective, the Tax-Free Money Market Fund invests at least 80% of its total assets in short-term, high-quality municipal securities issued by or on behalf of U.S. states, territories and possessions. The interest income on these securities is exempt from federal regular income tax. Federal regular income tax does not include the individual or corporate federal alternative minimum tax.

Normally, the Tax-Free Money Market Fund invests only in instruments that are rated in the highest category by two or more NRSROs, or in the highest category if rated by only one NRSRO, or if unrated, determined to be of equivalent quality. The Board of Trustees has established policies to ensure that the Tax-Free Money Market Fund invests in high quality, liquid instruments.

Generally, the Tax-Free Money Market Fund primarily invests in:
o    General obligation and revenue securities.
o    Moral obligation securities and refunded bonds.
o    Variable rate demand notes, and municipal bonds.

Important Characteristics of the Fund's Investments:
o Quality: Instruments rated A or above by S&P, Fitch, Moody's or another NRSRO. For more information on ratings, see the Appendix to the SAI.
o Maturity: Weighted average maturity of 90 days or less. Individual investments may be purchased with maturities ranging from one day to 397 days.

When market conditions warrant a defensive strategy, the Tax-Free Money Market Fund may invest up to 100% of its total assets in short-term, taxable money market instruments or cash.


THE VICTORY U.S. GOVERNMENT OBLIGATIONS FUND
INVESTMENT OBJECTIVE. The U.S. Government Obligations Fund seeks to provide current income consistent with liquidity and stability of principal.

INVESTMENT  POLICIES  AND  LIMITATIONS.  The U.S.  Government  Obligations  Fund
pursues  this  investment   objective  by  investing  only  in  short-term  U.S.
Government securities backed by the full faith and credit of the U.S. Treasury.

Generally, the U.S. Government Obligations Fund primarily invests in:
o U.S. Treasury bills, notes, and other obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities.
o    Repurchase agreements and reverse repurchase agreements.

Important Characteristics of the U.S. Government Obligations Fund's Investments:
o Quality: Instruments issued by the U.S. Treasury are of the highest quality, since they are backed by the U.S. Government or its agencies or instrumentalities.
o Maturity: Weighted average maturity of 90 days or less. Individual investments may be purchased with maturities ranging from one day to 397 days.

THE VICTORY VALUE FUND

INVESTMENT OBJECTIVE. The Value Fund seeks to provide long-term growth of capital and dividend income.

INVESTMENT POLICIES AND LIMITATIONS. The Value Fund pursues its investment objective by investing primarily in a diversified group of equity securities with an emphasis on companies with above average total return potential. The securities in the Value Fund usually are listed on a nationally recognized exchange.

The Adviser seeks equity securities of under-valued companies.

Under normal conditions, the Value Fund:

     o Will invest at least 80% of its total assets in equity securities and securities convertible into common stock
     o    May invest up to 20% of its total assets in:
          o    Preferred stocks
          o    Investment-grade corporate debt securities
          o    Short-term debt obligations
          o    U.S. Government obligations

For temporary defensive purposes, the Value Fund may invest up to 100% of its total assets in U.S. Government obligations or short-term debt obligations.

The Value Fund may invest in futures and options in an effort to hedge against market risk.

The Value Fund may also invest in: ADRs, Bankers Acceptances, certificates of deposit, commercial paper, demand and time deposits, foreign securities, master demand notes, puts, receipts, repurchase agreements, reverse repurchase agreements, variable and floating rate securities, warrants, when-issued securities and zero-coupon bonds.

FUNDAMENTAL RESTRICTIONS OF THE FUNDS

ISSUING SENIOR SECURITIES:  THE FUNDS MAY NOT:

Issue any senior security (as defined in the 1940 Act), except that (a) each Fund may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act or an exemptive order; (b) each Fund may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; and (c) subject to the restrictions set forth below, each Fund may borrow money as authorized by the 1940 Act.

UNDERWRITING SECURITIES:  THE FUNDS MAY NOT:

Underwrite securities issued by others, except to the extent that each Fund may be considered an underwriter within the meaning of the Securities Act of 1933 (the "1933 Act") in the disposition of restricted securities.

BORROWING MONEY:

     A)  (EXCEPT  FOR  THE  FINANCIAL  RESERVES  FUND,   GOVERNMENT  BOND  FUND,
     INSTITUTIONAL MONEY MARKET FUND AND NATIONAL MUNICIPAL BOND FUND) THE FUNDS MAY NOT:

     Borrow money, except that (a) each Fund (except the Fund For Income) may enter into commitments to purchase securities in accordance with its investment program, including delayed-delivery and when-issued securities and reverse repurchase agreements, provided that the total amount of any such borrowing does not exceed 33 1/3% of the Fund's total assets; and (b) each Fund may borrow money for temporary or emergency purposes in an amount not exceeding 5% of the value of its total assets at the time when the loan is made. The Ohio Municipal Money Market Fund has no 5% limit on temporary borrowing. Except for the Ohio Municipal Money Market Fund and Fund For Income, any borrowings representing more than 5% of the Fund's total assets must be repaid before the Fund may make additional investments. The Ohio Municipal Money Market Fund will not purchase any securities while any such borrowings (including reverse repurchase agreements) are outstanding. For purposes of this restriction, with regard to the International Growth Fund, collateral arrangements with respect to margins for currency futures contracts are not deemed to be a pledge of assets.

     B) THE FINANCIAL RESERVES FUND, GOVERNMENT BOND FUND, INSTITUTIONAL MONEY MARKET FUND AND NATIONAL MUNICIPAL BOND FUND MAY NOT:

     Borrow money, except (i) from a bank for temporary or emergency purposes (not for leveraging or investment) or (ii) by engaging in reverse repurchase agreements, provided that (i) and (ii) in combination ("borrowings") do not exceed an amount equal to one third of the current value of its total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made.

     This limitation is construed in conformity with the 1940 Act, and if any time Fund borrowings exceed an amount equal to one third of the current value of the Fund's total assets (including the amount borrowed) less liabilities (other than borrowings) at the time the borrowing is made due to a decline in net assets, such borrowings will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation. Provided that, for the Government Bond Fund, any such borrowing representing more than 5% of the Fund's total assets must be repaid before the Fund may make additional investments.

PURCHASING OR SELLING REAL ESTATE: (EXCEPT FOR THE FUND FOR INCOME AND NEW YORK TAX-FREE FUND) THE FUNDS MAY NOT:

Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Funds from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business). Investments by the Funds in securities backed by mortgages on real estate or in marketable securities of companies engaged in such activities are not hereby precluded.

PURCHASING OR SELLING COMMODITIES:

     A) (EXCEPT FOR THE FINANCIAL RESERVES FUND, FUND FOR INCOME, INSTITUTIONAL MONEY MARKET FUND, NEW YORK TAX-FREE FUND AND OHIO MUNICIPAL MONEY MARKET
     FUND) THE FUNDS MAY NOT:

     Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Funds from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

          B) THE FINANCIAL RESERVES FUND, FUND FOR INCOME, INSTITUTIONAL MONEY MARKET FUND, NEW YORK TAX-FREE FUND AND OHIO MUNICIPAL MONEY MARKET FUND MAY NOT:

          Purchase or sell commodities or commodity contracts.

LENDING:

          A)  (EXCEPT  FOR  THE  FINANCIAL   RESERVES  FUND,  FUND  FOR  INCOME,
          INSTITUTIONAL MONEY MARKET FUND, NEW YORK TAX-FREE FUND AND OHIO MUNICIPAL MONEY MARKET FUND) THE FUNDS MAY NOT:

          Lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of publicly issued debt securities or to repurchase agreements.

          B) THE FINANCIAL RESERVES FUND, INSTITUTIONAL MONEY MARKET FUND AND OHIO MUNICIPAL MONEY MARKET FUND MAY NOT:

          Make loans to other persons, except (i) by the purchase of debt obligations in which the Fund is authorized to invest in accordance with its investment objective, and (ii) by engaging in repurchase agreements. In addition, each Fund may lend its portfolio securities to broker-dealers or other institutional investors, provided that the borrower delivers cash or cash equivalents as collateral to the Fund and agrees to maintain such collateral so that it equals at least 100% of the value of the securities loaned. Except for the Ohio Municipal Money Market Fund, any such securities loan may not be made if, as a result thereof, the aggregate value of all securities loaned exceeds 33 1/3% of the total assets of the Fund.

          C) THE FUND FOR INCOME MAY NOT:

          Make loans to other persons except through the use of repurchase agreements or the purchase of commercial paper. For these purposes, the purchase of a portion of an issue of debt securities which is part of an issue to the public shall not be considered the making of a loan.

          D) THE NEW YORK TAX-FREE FUND MAY NOT:

          Make loans to other persons except through the use of repurchase agreements, the purchase of commercial paper or by lending portfolio securities. For these purposes, the purchase of a portion of an issue of debt securities which is part of an issue to the public shall not be considered the making of a loan.


JOINT  TRADING  ACCOUNTS:  (EXCEPT FOR THE  FINANCIAL  RESERVES  FUND,  FUND FOR
INCOME, GOVERNMENT BOND FUND, INSTITUTIONAL MONEY MARKET FUND, NATIONAL MUNICIPAL BOND FUND, NEW YORK TAX-FREE FUND, OHIO MUNICIPAL MONEY MARKET FUND AND U.S. GOVERNMENT OBLIGATIONS FUND) THE FUNDS MAY NOT:

Participate on a joint or joint and several basis in any securities trading account.

DIVERSIFICATION:

          A)  (EXCEPT  FOR  THE  FINANCIAL   RESERVES  FUND,  FUND  FOR  INCOME,
          INSTITUTIONAL MONEY MARKET FUND, NATIONAL MUNICIPAL BOND FUND, NEW YORK TAX-FREE FUND, OHIO MUNICIPAL BOND FUND, OHIO MUNICIPAL MONEY MARKET FUND, TAX-FREE MONEY MARKET FUND AND U.S. GOVERNMENT OBLIGATIONS FUND) THE FUNDS MAY NOT:

          With respect to 75% of each Funds' total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of each Fund's total assets would be invested in the securities of that issuer, or (b) each Fund would hold more than 10% of the outstanding voting securities of that issuer. (Note: In accordance with Rule 2a-7 under the 1940 Act, the Prime Obligations Fund may invest up to 25% of its assets in securities of a single issuer for a period of up to three business days.)

          B) THE FUND FOR INCOME MAY NOT:

          Purchase the securities of any issuer (except the United States government, its agencies and instrumentalities), with regard to 50% of total assets, if as a result more than 5% of its total assets would be invested in the securities of such issuer.

          In determining the issuer of a tax-exempt security, each state and each political subdivision, agency, and instrumentality of each state and each multi-state agency of which such state is a member is a separate issuer. Where securities are backed only by assets and revenues of a particular instrumentality, facility, or subdivision, such entity is considered the issuer.

          C) THE NATIONAL  MUNICIPAL  BOND FUND AND NEW YORK  TAX-FREE  FUND MAY
          NOT:

          Purchase the securities of any issuer (except the United States government, its agencies and instrumentalities, and for the New York Tax Free Fund, the State of New York and its municipalities) if as a result more than 25% of either Fund's total assets are invested in the securities of a single issuer, and with regard to 50% of total assets, if as a result more than 5% of either Fund's total assets would be invested in the securities of such issuer.

          With regard to the New York Tax-Free Fund, in determining the issuer of a tax-exempt security, each state and each political subdivision, agency, and instrumentality of each state and each multi-state agency, of which such state is a member, is a separate issuer. Where securities are backed only by assets and revenues of a particular instrumentality, facility or subdivision, such entity is considered the issuer.

          D) THE OHIO MUNICIPAL MONEY MARKET FUND MAY NOT:

          Invest more than 10% of its assets in one issuer, with respect to 75% of the Fund's total assets. The total amount of the remaining 25% of the value of the Fund's total assets could be invested in a single issuer if the Adviser believes such a strategy to be prudent. Under Rule 2a-7 under the 1940 Act, the Fund is also subject to certain diversification requirements.

          E) THE TAX-FREE MONEY MARKET FUND MAY NOT:

          Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities if, immediately after such purchase, more than 5% of the value of its total assets would be invested in such issuer, except that up to 25% of the value of the Tax-Free Money Market Fund's total assets may be invested without regard to such 5% limitation. For purposes of this limitation, a security is considered to be issued by the government entity (or entities) whose assets and revenues guarantee or back the security; with respect to a private activity bond that is backed only by the assets and revenues of a non-governmental user, a security is considered to be issued by such non-governmental user.

CONCENTRATION:

          A)  (EXCEPT  FOR  THE  FINANCIAL   RESERVES  FUND,  FUND  FOR  INCOME,
          GOVERNMENT BOND FUND, GOVERNMENT MORTGAGE FUND, INSTITUTIONAL MONEY MARKET FUND, NEW YORK TAX-FREE FUND AND U.S. GOVERNMENT OBLIGATIONS
          FUND) THE FUNDS MAY NOT:

          Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or repurchase agreements secured thereby; and for the National Municipal Bond Fund, other than tax-exempt obligations issued or guaranteed by a U.S. territory or possession or a state or local government, or a political subdivision of the foregoing) if, as a result, more than 25% of a Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry. In the utilities category, the industry shall be determined according to the service provided. For example, gas, electric, water and telephone will be considered as separate industries. Provided that with regard to the Ohio Municipal Bond Fund and Tax-Free Money Market Fund, this limitation shall not apply to municipal securities or governmental guarantees of municipal securities; but for these purposes only, industrial development bonds that are backed only by the assets and revenues of a non-governmental issuer shall not be deemed to be municipal securities. Notwithstanding the foregoing, the Prime Obligations Fund and Tax-Free Money Market Fund have no limitation with respect to certificates of deposit and bankers' acceptances issued by domestic banks, or repurchase agreements secured thereby. For the National Municipal Bond Fund, industrial development revenue bonds which are issued by nongovernmental entities within the same industry shall be subject to this industry limitation. In addition, the Ohio Municipal Money Market Fund will not invest 25% or more of its assets in securities, the interest upon which is paid from revenues of similar type projects; it may invest 25% or more of its assets in industrial development bonds.

         B)  THE FINANCIAL RESERVES FUND AND INSTITUTIONAL MONEY MARKET FUND MAY
             NOT:

         Purchase the securities of any issuer (other than obligations issued or guaranteed as to principal and interest by the United States government, its agencies or instrumentalities) if, as a result thereof:
         (i) more than 5% of either Fund's total assets would be invested in the securities of such issuer, provided, however, that in the case of certificates of deposit, time deposits and bankers' acceptances, up to 25% of the Fund's total assets may be invested without regard to such 5% limitation, but shall instead be subject to a 10% limitation; (ii) more than 25% of either Fund's total assets would be invested in the securities of one or more issuers having their principal business activities in the same industry, provided, however, that it may invest more than 25% of its total assets in the obligations of domestic banks. Neither finance companies as a group nor utility companies as a group are considered a single industry for purposes of this policy (i.e., finance companies will be considered a part of the industry they finance and utilities will be divided according to the types of services they provide). (Note: In accordance with Rule 2a-7 under the 1940 Act, the Fund may invest up to 25% of its total assets in securities of a single issuer for a period of up to three business days.)

          C) THE NEW YORK TAX-FREE FUND MAY NOT:

          With respect to non-municipal investments, purchase securities (other than securities of the United States government, its agencies or instrumentalities), if as a result of such purchase 25% or more of the Fund's total assets would be invested in any one industry, or enter into a repurchase agreement if, as a result thereof, more than 10% of its total assets would be subject to repurchase agreements maturing in more than seven days.

SECURITIES OF SIMILAR PROJECTS: THE FUND FOR INCOME AND NEW YORK TAX-FREE FUND MAY NOT:

Invest more than 25% of their respective total assets in securities whose interest payments are derived from revenue from similar projects.

OIL, GAS, OR OTHER MINERAL EXPLORATION: THE FUND FOR INCOME AND INSTITUTIONAL MONEY MARKET FUND MAY NOT:

Invest in oil, gas or other mineral exploration or development programs.

TAX-EXEMPT INCOME:  THE OHIO MUNICIPAL MONEY MARKET FUND MAY NOT:

Invest its assets so that less than 80% of its annual interest income is exempt from the federal income tax and Ohio taxes.

USE OF ASSETS AS SECURITY:  THE FUND FOR INCOME MAY NOT:

Pledge, mortgage, or hypothecate its assets, except that, to secure borrowings permitted by its fundamental restriction on borrowing, it may pledge securities having a market value at the time of pledge not exceeding 10% of the value of its total assets.

NON-FUNDAMENTAL RESTRICTIONS OF THE FUNDS

The following restrictions are not fundamental and may be changed without shareholder approval:

BOARD AND MANAGEMENT OWNERSHIP OF ISSUERS:

     A) (EXCEPT FOR THE FINANCIAL RESERVES FUND, FUND FOR INCOME, GOVERNMENT BOND FUND, INSTITUTIONAL MONEY MARKET FUND, NATIONAL MUNICIPAL BOND FUND AND SPECIAL GROWTH FUND) EACH FUND:

     Will not purchase or retain securities of any issuer if the officers or Trustees of the Victory Portfolios or the officers or directors of its investment adviser owning beneficially more than one-half of 1% of the securities of such issuer together own beneficially more than 5% of such securities.

     B) THE FINANCIAL RESERVES FUND AND INSTITUTIONAL MONEY MARKET FUND MAY NOT:

     Purchase or retain the securities of any issuer, any of whose officers, directors, or security holders is a trustee, director, or officer of the Fund or of its investment adviser, if or so long as the Board of Trustees, directors, and officers of the Fund and of its Investment Adviser together own beneficially more than 5% of any class of securities of such issuer.

UNSEASONED ISSUERS: (EXCEPT FOR THE FUND FOR INCOME, GOVERNMENT BOND FUND AND NATIONAL MUNICIPAL BOND FUND) EACH FUND:

Will not invest more than 10% (5% for the Financial Reserves Fund, Institutional Money Market Fund, Ohio Municipal Money Market Fund and New York Tax Free Fund) of its total assets in the securities of issuers which together with any predecessors have a record of less than three years of continuous operation.

ILLIQUID SECURITIES: EACH FUND:

Will  not  invest  more  than  15%  (10%  for  the  Financial   Reserves   Fund,
Institutional Money Market Fund, Ohio Municipal Money Market Fund, Prime Obligations Fund, Tax-Free Money Market Fund and U.S. Government Obligations
Fund) of its net assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business at approximately the price at which the Fund has valued them. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A, securities offered  pursuant  to  Section  4(2) of,  or  securities  otherwise  subject  to
restrictions   or  limitations  on  resale  under  the  1933  Act   ("Restricted
Securities") shall not be deemed illiquid solely by reason of being unregistered. The Adviser determines whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors. However, because state securities laws may limit the Fund's investment in Restricted Securities (regardless of the liquidity of the investment), investments in Restricted Securities resalable under Rule 144A will continue to be subject to applicable state law requirements until such time, if ever, that such limitations are changed.

REAL ESTATE:

          A) THE FINANCIAL RESERVES FUND:

          Does  not   currently   intend  to  invest  in  real  estate   limited
          partnerships.

          B) THE SPECIAL GROWTH FUND:

          Does not currently intend to invest in securities of real estate investment trusts that are not readily marketable, or to invest in securities of real estate limited partnerships that are not listed on the New York Stock Exchange or the American Stock Exchange or traded on the NASDAQ National Market System.

SHORT SALES AND PURCHASES ON MARGIN: THE FUNDS WILL NOT:

Make short sales of securities; however, the Funds, except for the Financial Reserves Fund, Fund for Income, Institutional Money Market Fund, New York Tax-Free Fund and Ohio Municipal Money Market Fund, may make short sales "against the box." The Funds will not purchase securities on margin except for such short-term credits as are necessary for the clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts, and related options, in the manner otherwise permitted by the investment restrictions, policies and investment program of each Fund.

OTHER INVESTMENT COMPANIES:

         A)  (EXCEPT FOR THE FUND FOR INCOME AND OHIO MUNICIPAL MONEY MARKET
         FUND) EACH FUND MAY:

         Invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies. Pursuant to an exemptive order received by the Victory Portfolios from the Commission, the Funds may invest in the other money market funds of the Victory Portfolios. The Institutional Money Market Fund, Financial Reserves Fund, National Municipal Bond Fund and Government Bond Fund may only invest in shares of money market funds that are not "affiliated persons" of the Funds (unless permitted by Commission regulations or exemptive relief) and that limit their investments to securities appropriate for those Funds. The New York Tax-Free Fund may only invest in shares of tax-exempt money market funds that are not "affiliated persons" of the Funds (unless permitted by Commission regulations or exemptive relief) and that limit their investments to securities appropriate for the Fund. The investment advisor of the Institutional Money Market Fund, Financial Reserves Fund, National Municipal Bond Fund, Government Bond Fund and New York Tax-Free Fund will waive the portion of its fee attributable to the assets of each Fund invested in such money market funds to the extent required by the laws of any jurisdiction in which shares of the Funds are registered for sale.

         B) THE NATIONAL MUNICIPAL BOND FUND AND OHIO MUNICIPAL MONEY MARKET FUND MAY NOT:

         Purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid. Such limitation does not apply to securities received as dividends, through offers of exchange, or as a result of a reorganization, consolidation, or merger.

         C)  THE FUNDS MAY NOT:

         Purchase the securities of any registered open-end investment company or registered unit investment trust in reliance on Section 12(d)(1)(G) or Section 12(d)(1)(F) of the 1940 Act, which permits operation as a "fund of funds."

OPTIONS:

          A) THE BALANCED FUND, DIVERSIFIED STOCK FUND, INSTITUTIONAL MONEY MARKET FUND, INTERNATIONAL GROWTH FUND, LIMITED TERM INCOME FUND, OHIO MUNICIPAL BOND FUND, OHIO REGIONAL STOCK FUND, STOCK INDEX FUND AND TAX-FREE MONEY MARKET FUND, EACH

          Will not write or sell puts, straddles, spreads, or combinations thereof or write or purchase put options (except that the Ohio Municipal Bond Fund and Tax-Free money Market Fund may acquire puts with respect to municipal securities in their portfolio and sell those puts in connection with a sale of such municipal securities) or purchase call options.

          B) THE FINANCIAL RESERVES FUND AND INSTITUTIONAL MONEY MARKET FUND MAY
          NOT:

          Write or purchase any put or call option.

          C) THE OHIO MUNICIPAL MONEY MARKET FUND MAY NOT:

          Purchase or sell puts, calls, straddles, spreads, or any combination of them, except that the Fund may purchase Municipal Securities accompanied by agreements of sellers to repurchase them at the Fund's option.

          D) THE PRIME OBLIGATIONS FUND MAY NOT:

          Write or purchase put options or purchase call options.

          E) THE TAX-FREE MONEY MARKET FUND MAY NOT:

          Acquire an over the counter put if, immediately after such acquisition, more than 5% of the value of the Fund's total assets would be subject to over the counter puts from the same institution except that (i) up to 25% of the value of the Fund's total assets may be subject to puts without regard to such 5% limitation and (ii) the 5% limitation is inapplicable to puts that, by their terms, would be readily exercisable in the event of a default in payment of principal or interest on the underlying securities. In applying the above-described limitation, the Fund will aggregate securities subject to over the counter puts from any one institution with the Fund's investments, if any, in securities issued or guaranteed by that institution. In addition, the Fund may not acquire an over the counter put that, by its terms, would be readily exercisable in the event of a default in payment of principal or interest on the underlying security or securities if, immediately after that acquisition, the value of the security or securities underlying that put, when aggregated with the value of any other securities issued or guaranteed by the issuer of the put, would exceed 10% of the value of the Fund's total assets.

STATE, MUNICIPAL AND PRIVATE ACTIVITY OBLIGATIONS:

          A) THE DIVERSIFIED STOCK FUND, INTERNATIONAL GROWTH FUND, LIMITED TERM INCOME FUND, OHIO REGIONAL STOCK FUND, STOCK INDEX FUND AND U.S. GOVERNMENT OBLIGATIONS FUND, EACH:

          Will not buy state, municipal, or private activity bonds.

          B) THE NATIONAL MUNICIPAL BOND FUND MAY NOT:

          Invest in "private activity bonds" as defined in the Tax Reform Act of 1986.

USE OF ASSETS AS SECURITY:

          A) THE FINANCIAL RESERVES FUND AND INSTITUTIONAL MONEY MARKET FUND MAY
          NOT:

          Pledge assets, except that the Fund may pledge not more than one third of its total assets (taken at current value) to secure borrowings made in accordance with its fundamental limitation on borrowing.

          B) THE NEW YORK TAX FREE FUND MAY NOT:

          Pledge, mortgage or hypothecate its assets, except that, to secure borrowings as permitted above under the Fund's fundamental investment limitations, it may pledge securities having a market value at the time of pledge not exceeding 10% of the value of the Fund's total assets.

          C) THE OHIO MUNICIPAL MONEY MARKET FUND MAY NOT:

          Mortgage, pledge, or hypothecate any assets except to secure permitted borrowings. In those cases, it may mortgage, pledge, or hypothecate assets having a market value not exceeding 10% of the value of total assets at the time of the pledge. In addition the Fund will not borrow, pledge, mortgage or hypothecate any assets in excess of one third of the Fund's total assets.

EXERCISE OF CONTROL:

          A) THE FINANCIAL RESERVES FUND MAY NOT:

          Invest in companies for the purpose of exercising control or management and will not purchase the securities of any issuer if, as to 75% of its total assets, it would own more than 10% of the voting securities of any such issuer.

          B) THE INSTITUTIONAL MONEY MARKET FUND MAY NOT:

          Invest  in  companies  for  the  purpose  of  exercising   control  or
          management.

WARRANTS:

          A) THE FINANCIAL RESERVES FUND MAY NOT:

          Invest more than 5% of its net assets in warrants, valued at lower of cost or market. In addition the Fund will not invest more than 2% of its net assets in warrants not listed on the New York or American Stock Exchange.

          B) THE GOVERNMENT MORTGAGE FUND WILL:

          Limit its investments in warrants to no more than 5% of its net assets, and of this 5%, no more than 2% will be invested in warrants which are not listed on the New York Stock Exchange or American Stock Exchange.

          C) THE OHIO MUNICIPAL MONEY MARKET FUND WILL NOT:

          Invest more than 5% of its net assets in warrants, valued at lower of cost or market. In addition the Fund will not invest more than 2% of its net assets in warrants not listed on the New York or American Stock Exchanges.

OIL, GAS, AND MINERAL EXPLORATION AND DEVELOPMENT PROGRAMS:

          A) THE FINANCIAL RESERVES FUND WILL NOT:

          Invest in oil, gas, or other mineral exploration or development programs. The Fund does not currently intend to invest in oil, gas or other mineral leases.

          B) THE NEW YORK TAX-FREE FUND MAY NOT:

          Purchase or sell oil, gas or other mineral exploration or development programs.

          C) THE OHIO MUNICIPAL MONEY MARKET FUND MAY NOT:

          Purchase or sell oil, gas, or other mineral exploration or development programs, or related leases.

SAVINGS AND LOAN OBLIGATIONS:  THE FINANCIAL RESERVES FUND WILL NOT:

Purchase obligations of savings and loan institutions and savings banks.

MONEY MARKET FUNDS:

         A)  THE FINANCIAL RESERVES FUND WILL NOT:

         Purchase commercial paper which is not rated in the single highest category by Duff & Phelps, Inc., Fitch, S&P or Moody's, or if unrated, which is not deemed to be of equivalent quality pursuant to procedures reviewed by the Trustees.

         B)  THE INSTITUTIONAL MONEY MARKET FUND WILL NOT:

         Purchase commercial paper which is not rated in the single highest category by one NRSRO, or if unrated, which is not deemed to be of equivalent quality pursuant to procedures reviewed by the Trustees.

         C)  THE OHIO MUNICIPAL MONEY MARKET FUND WILL NOT:

         Invest less than 95% of its total assets in securities rated in one of the two highest short-term rating categories by a NRSRO or be of comparable quality to securities having such ratings. The Fund will invest no more than 5% of its total assets in securities that would be considered to be in the second highest rating category ("Second Tier Securities"), and subject to this limitation the Fund will not invest more than the greater of 1% of its total assets or $1 million in Second Tier Securities of any one issuer.

INVESTMENT GRADE OBLIGATIONS:  THE NATIONAL MUNICIPAL BOND FUND MAY NOT:

Hold more than 5% of its total assets in securities that have been downgraded below investment grade.

BORROWINGS:

          A) THE FINANCIAL RESERVES FUND, INSTITUTIONAL MONEY MARKET FUND AND NATIONAL MUNICIPAL BOND FUND MAY NOT:

          Purchase any security while borrowing representing more than 5% of its total assets are outstanding.

          B) THE SPECIAL GROWTH FUND MAY:

          Borrow money only from a bank.

LENDING:

          A) THE FINANCIAL RESERVES FUND AND INSTITUTIONAL MONEY MARKET FUND WILL NOT:

          Lend more than 5% of their respective portfolio securities.

          B) THE SPECIAL GROWTH FUND:

          Does not currently intend to make loans, but this limitation does not apply to purchases of debt securities or to repurchase agreements.

SECURITIES TRADING ACCOUNTS: THE FUND FOR INCOME, INSTITUTIONAL MONEY MARKET FUND AND NEW YORK TAX-FREE FUND MAY NOT:

Participate on a joint, or a joint and several, basis in any trading account in securities, except pursuant to an exemptive order or as otherwise permitted by the 1940 Act. The "bunching" of orders for the sale or purchase of portfolio securities with other funds advised by the Adviser or its affiliates to reduce brokerage commissions or otherwise to achieve best overall execution is not considered participation in a trading account in securities.

CONCENTRATION:  THE FUND FOR INCOME MAY NOT:

With respect to non-municipal bond investments, purchase securities (other than securities of the United States government, its agencies or instrumentalities), if as a result of such purchase 25% or more of the total Fund's assets would be invested in any one industry, or enter into a repurchase agreement if, as a result thereof, more than 10% of its total assets would be subject to repurchase agreements maturing in more than seven days.

DIVERSIFICATION:  THE OHIO MUNICIPAL MONEY MARKET FUND WILL NOT:

With respect to 75% of the Fund's total assets, purchase the securities of any issuers (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 5% of the Fund's total assets would be invested in the securities of any one issuer. Of the remaining 25% of the Fund's total assets, no more than 10% may be invested in securities of one or more issuers, and then only if they are "first tier securities."

INSTRUMENTS IN WHICH THE FUNDS CAN INVEST

The instruments in which the Funds can invest, according to their investment policies and limitations are described below.

The following paragraphs provide a brief description of some of the types of securities in which the Funds may invest in accordance with their investment objective, policies, and limitations, including certain transactions the Funds may make and strategies they may adopt. The following also contains a brief description of certain risk factors. The Funds may, following notice to their shareholders, take advantage of other investment practices which presently are not contemplated for use by the Funds or which currently are not available but which may be developed, to the extent such investment practices are both consistent with a Fund's investment objective and are legally permissible for the Fund. Such investment practices, if they arise, may involve risks which exceed those involved in the activities described in a Fund's Prospectus and this Statement of Additional Information.

U.S. CORPORATE DEBT OBLIGATIONS. U.S. Corporate Debt Obligations include bonds, debentures, and notes. Debentures represent unsecured promises to pay, while notes and bonds may be secured by mortgages on real property or security interests in personal property. Bonds include, but are not limited to, debt instruments with maturities of approximately one year or more, debentures, mortgage-related securities, stripped government securities, and zero coupon obligations. Bonds, notes, and debentures in which the Funds may invest may differ in interest rates, maturities, and times of issuance. The market value of a Fund's fixed income investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the price of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates.

Changes by recognized agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Except under conditions of default, changes in the value of a Fund's securities will not affect cash income derived from these securities but will affect the Fund's net asset value.

BANKERS' ACCEPTANCES. Bankers' Acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Bankers' Acceptances will be those guaranteed by domestic and foreign banks, if at the time of purchase such banks have capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements).

CERTIFICATES OF DEPOSIT. Certificates of Deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return. Certificates of Deposit and demand and time deposits invested in by a Fund will be those of domestic and foreign banks and savings and loan associations, if (a) at the time of purchase such financial institutions have capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements) or (b) the principal amount of the instrument is insured in full by the Federal Deposit Insurance Corporation (the "FDIC") or the Savings Association Insurance Fund.

EURODOLLAR   CERTIFICATES  OF  DEPOSIT  ("ECDs")  are  U.S.   dollar-denominated
certificates of deposit issued by branches of foreign and domestic banks located outside the United States.

YANKEE CERTIFICATES OF DEPOSIT ("Yankee CDs") are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States.

EURODOLLAR TIME DEPOSITS ("ETDs") are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank.

CANADIAN TIME DEPOSITS ("CTDs") are U.S. dollar-denominated certificates of deposit issued by Canadian offices of major Canadian Banks.

COMMERCIAL PAPER. Commercial paper is unsecured promissory notes issued by corporations. Except as noted below with respect to variable amount master demand notes, issues of commercial paper normally have maturities of less than nine months and fixed rates of return.

The Funds will purchase only commercial paper rated in one of the two highest categories at the time of purchase by an NRSRO or, if not rated, found by the Trustees to present minimal credit risks and to be of comparable quality to instruments that are rated high quality (i.e., in one of the two top ratings categories) by an NRSRO that is neither controlling, controlled by, or under common control with the issuer of, or any issuer, guarantor, or provider of credit support for, the instruments. For a description of the rating symbols of each NRSRO see the Appendix to this Statement of Additional Information.

INTERNATIONAL BONDS. International Bonds include Euro and Yankee obligations, which are U.S. dollar-denominated international bonds for which the primary trading market is in the United States ("Yankee Bonds"), or for which the primary trading market is abroad ("Eurodollar Bonds"). International Bonds also include Canadian and Supranational Agency Bonds (e.g., International Monetary
Fund). (See "Foreign Debt Securities" for a description of risks associated with investments in foreign securities.)

FOREIGN DEBT SECURITIES. Investments in securities of foreign companies generally involve greater risks than are present in U.S. investments. Compared to U.S. and Canadian companies, there generally is less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. Foreign companies generally are not subject to uniform accounting, auditing, and financial reporting standards, practices, and requirements comparable to those applicable to U.S. companies. Securities of some foreign companies are less liquid, and their prices more volatile, than securities of comparable U.S. companies. Settlement of transactions in some foreign markets may be delayed or may be less frequent than in the U.S., which could affect the liquidity of a Fund's investment. In addition, with respect to some foreign countries, there is the possibility of nationalization, expropriation, or confiscatory taxation; limitations on the removal of securities, property, or other assets of a Fund; there may be political or social instability; there may be increased difficulty in obtaining legal judgments; or diplomatic developments which could affect U.S. investments in those countries. The Adviser will take such factors into consideration in managing a Fund's investments. A Fund will not hold foreign currency in amounts exceeding 5% of its assets as a result of such investments.

REPURCHASE AGREEMENTS. Securities held by a Fund may be subject to Repurchase Agreements. Under the terms of a Repurchase Agreement, a Fund would acquire securities from financial institutions or registered broker-dealers deemed creditworthy by the Adviser pursuant to guidelines adopted by the Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed upon date and price. The seller is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest).

If the seller were to default on its repurchase obligation or become insolvent, a Fund would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price, or to the extent that the disposition of such securities by the Fund is delayed pending court action.

REVERSE REPURCHASE AGREEMENTS. A Fund may borrow funds for temporary purposes by entering into reverse Repurchase Agreements. Reverse Repurchase Agreements are considered to be borrowings under the 1940 Act.

Pursuant  to  such  agreement,  a Fund  would  sell a  portfolio  security  to a financial institution such as a bank and a broker-dealer, and agree to repurchase such security at a mutually agreed-upon date and price. At the time a Fund enters into a Reverse Repurchase Agreement, it will place in a segregated custodial account assets (such as cash or other liquid high-grade securities) consistent with the Fund's investment restrictions having a value equal to the repurchase price (including accrued interest), the collateral will be marked-to-market on a daily basis, and will be monitored continuously to ensure that such equivalent value is maintained. Reverse Repurchase Agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which the Fund is obligated to repurchase the securities.

SHORT-TERM FUNDING AGREEMENTS. A Fund may invest in Short-Term Funding Agreements (sometimes referred to as "GICs") issued by insurance companies. Pursuant to such agreements, a Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits the Fund, on a monthly basis, guaranteed interest which is based on an index. The Short-Term Funding Agreement provides that this guaranteed interest will not be less than a certain minimum rate. Because the principal amount of a Short-Term Funding Agreement may not be received from the insurance company on seven days notice or less, the agreement is considered to be an illiquid investment and, together with other instruments in a Fund which are not readily marketable, will not exceed 10% of the Fund's total assets. In determining dollar-weighted average portfolio maturity, a Short-Term Funding Agreement will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate.

VARIABLE AMOUNT MASTER DEMAND NOTES. Variable Amount Master Demand Notes are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Although there is no secondary market for these notes, a Fund may demand payment of principal and accrued interest at any time and may resell the notes at any time to a third party. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of a Variable Amount Master Demand Note if the issuer defaulted on its payment obligations, and the Fund could, for this or other reasons, suffer a loss to the extent of the default. While the notes typically are not rated by credit rating agencies, issuers of Variable Amount Master Demand Notes must satisfy the same criteria as set forth above for unrated commercial paper, and the Adviser will monitor continuously the issuer's financial status and ability to make payments due under the instrument. Where necessary to ensure that a note is of "high quality," a Fund will require that the issuer's obligation to pay the principal of the note be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. For purposes of a Fund's investment policies, a Variable Amount Master Demand Note will be deemed to have a maturity equal to the longer of the period of time remaining until the next readjustment of its interest rate or the period of time remaining until the principal amount can be recovered from the issuer through demand.

VARIABLE RATE DEMAND NOTES. Variable Rate Demand Notes are tax-exempt obligations containing a floating or variable interest rate adjustment formula, together with an unconditional right to demand payment of the unpaid principal balance plus accrued interest upon a short notice period, generally not to exceed seven days. The Funds also may invest in participation Variable Rate Demand Notes, which provide a Fund with an undivided interest in underlying Variable Rate Demand Notes held by major investment banking institutions. Any purchase of Variable Rate Demand Notes will meet applicable diversification and concentration requirements.

VARIABLE AND FLOATING RATE NOTES. A Variable Rate Note is one whose terms provide for the readjustment of its interest rate on set dates and which, upon such readjustment, reasonably can be expected to have a market value that approximates its par value. A Floating Rate Note is one whose terms provide for the readjustment of its interest rate whenever a specified interest rate changes and which, at any time, reasonably can be expected to have a market value that approximates its par value. Such notes frequently are not rated by credit rating agencies; however, a Fund only will purchase unrated Variable and Floating Rate Notes purchased by the Fund will only be those determined by the Adviser, under guidelines established by the Trustees, to pose minimal credit risks and to be of comparable quality, at the time of purchase, to rated instruments eligible for purchase under the Fund's investment policies. In making such determinations, the Adviser will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. Although there may be no active secondary market with respect to a particular Variable or Floating Rate Note purchased by a Fund, the Fund may resell the note at any time to a third party. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of a Variable or Floating Rate Note in the event that the issuer of the note defaulted on its payment obligations and a Fund could, for this or other reasons, suffer a loss to the extent of the default. Variable or Floating Rate Notes may be secured by bank letters of credit.

Variable or Floating Rate Notes may have maturities of more than one year, as follows:

1. A Variable or Floating Rate Note that is issued or guaranteed by the United States government or any agency thereof and which has a variable rate of interest readjusted no less frequently than annually will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate.

2. A Variable or Floating Rate Note, the principal amount of which is scheduled on the face of the instrument to be paid in one year or less, will be deemed by the Fund to have a maturity equal to the period remaining until the next readjustment of the interest rate.

3. A Variable or Floating Rate Note that is subject to a demand feature scheduled to be paid in one year or more will be deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

4. A Variable or Floating Rate Note that is subject to a demand feature will be deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

As used above, a note is "subject to a demand feature" where a Fund is entitled to receive the principal amount of the note either at any time on no more than 30 days' notice or at specified intervals not exceeding one year and upon no more than 30 days' notice.

EXTENDIBLE DEBT SECURITIES. Extendible Debt Securities are securities that can be retired at the option of a Fund at various dates prior to maturity. In calculating average portfolio maturity, a Fund may treat Extendible Debt Securities as maturing on the next optional retirement date.

RECEIPTS. Receipts are separately traded interest and principal component parts of bills, notes, and bonds issued by the U.S. Treasury that are transferable through the Federal book entry system, known as Separately Traded Registered Interest and Principal Securities ("STRIPS") and Coupon Under Book Entry Safekeeping ("CUBES"). These instruments are issued by banks and brokerage firms and are created by depositing Treasury notes and Treasury bonds into a special account at a custodian bank; the custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts include Treasury Receipts ("TRs"), Treasury Investment Growth Receipts ("TIGRs"), and Certificates of Accrual on Treasury Securities ("CATS").

ZERO-COUPON BONDS. Zero-Coupon Bonds are purchased at a discount from the face amount because the buyer receives only the right to a fixed payment on a certain date in the future and does not receive any periodic interest payments. The effect of owning instruments which do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on accretion during the life of the obligations. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest distributions at a rate as high as the implicit yields on the Zero-Coupon Bond, but at the same time eliminates the holder's ability to reinvest at higher rates. For this reason, Zero-Coupon Bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities which pay interest currently, which fluctuation increases in accordance with the length of the period to maturity.

HIGH-YIELD DEBT SECURITIES. High-Yield Debt Securities are lower-rated debt securities, commonly referred to as "junk bonds" (those rated Ba to C by Moody's or BB to C by S&P), that have poor protection with respect to the payment of interest and repayment of principal, or may be in default. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of High-Yield Debt Securities may fluctuate more than those of higher- rated debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

While the market for High-Yield Debt Securities has been in existence for many years and has weathered previous economic downturns, the 1980s brought a dramatic increase in the use of such securities to fund highly-leveraged corporate acquisitions and restructurings. Past experience may not provide an accurate indication of future performance of the high yield bond market, especially during periods of economic recession. In fact, from 1989 to 1991, the percentage of High-Yield Debt Securities that defaulted rose significantly above prior levels, although the default rate decreased in 1992.

The market for High-Yield Debt Securities may be thinner and less active than that for higher-rated debt securities, which can adversely affect the prices at which the former are sold. If market quotations are not available, High-Yield Debt Securities will be valued in accordance with procedures established by the Victory Portfolios' Board of Trustees, including the use of outside pricing services.

Judgment plays a greater role in valuing High-Yield Debt Securities than is the case for securities for which more external sources for quotations and last-sale information are available. Adverse publicity and changing investor perceptions may affect the ability of outside pricing services to value High-Yield Debt Securities and a Fund's ability to sell these securities.

Since the risk of default is higher for High-Yield Debt Securities, the Adviser's research and credit analysis are an especially important part of managing securities of this type held by a Fund. In considering investments for a Fund, the Adviser will attempt to identify those issuers of high-yielding debt securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. Analysis of the Adviser focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.

A Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise exercise its rights as security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the Fund's shareholders.

LOANS AND OTHER DIRECT DEBT INSTRUMENTS. Loans and Other Direct Debt Instruments are interests in amounts owed by a corporate, governmental, or other borrower to another party. They may represent amounts owed to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct Debt Instruments involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to a Fund in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Direct Debt Instruments may also include standby financing commitments that obligate a Fund to supply additional cash to the borrower on demand.

SECURITIES OF OTHER INVESTMENT COMPANIES. A Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies.
Pursuant to an exemptive order received by the Victory Portfolios from the Securities and Exchange Commission, a Fund may invest in the money market funds of the Victory Portfolios. The Adviser will waive its investment advisory fee with respect to assets of a Fund invested in any of the money market funds of the Victory Portfolios, and, to the extent required by the laws of any state in which a Fund's shares are sold, the Adviser will waive its investment advisory fee as to all assets invested in other investment companies.

U.S. GOVERNMENT OBLIGATIONS. U.S. Obligations are obligations issued or guaranteed by the U.S. Government, its agencies, and instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others are supported only by the credit of the agency or instrumentality. No assurance can be given that the U.S. Government will provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law.

MUNICIPAL SECURITIES. Municipal Securities are obligations, typically bonds and notes, issued by or on behalf of states, territories, and possessions of the United States and the District of Columbia and their political subdivisions, agencies, authorities, and instrumentalities, the interest on which, in the opinion of the issuer's bond counsel at the time of issuance, is both exempt from federal income tax and not treated as a preference item for individuals for purposes of the federal alternative minimum tax.

Two specific types of Municipal Securities are "Ohio Tax-Exempt Obligations" and "New York Tax-Exempt Obligations." Ohio Tax-Exempt Obligations are Municipal Securities issued by the State of Ohio and its political subdivisions, the interest on which is, in the opinion of the issuer's bond counsel at the time of issuance, excluded from gross income for purposes of both federal income taxation and Ohio personal income tax. New York Tax-Exempt Obligations are Municipal Securities issued by the State of New York and its political subdivisions, the interest on which is, in the opinion of the issuer's bond counsel at the time of issuance, excluded from gross income for purposes of both federal income taxation and New York personal income tax.

Generally, Municipal Securities are issued by governmental entities to obtain funds for various public purposes, such as the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to other public institutions and facilities. Municipal Securities may include fixed, variable, or floating rate obligations. Municipal Securities may be purchased on a when-issued or delayed-delivery basis (including refunding contracts).

The two principal categories of Municipal Securities are "general obligation" issues and "revenue" issues. Other categories of Municipal Securities are "moral obligation" issues, private activity bonds, and industrial development bonds.

The prices and yields on Municipal Securities are subject to change from time to time and depend upon a variety of factors, including general money market conditions, the financial condition of the issuer (or other entities whose financial resources are supporting the Municipal Security), general conditions in the market for tax-exempt obligations, the size of a particular offering, the maturity of the obligation, and the rating(s) of the issue. There are variations in the quality of Municipal Securities, both within a particular category of Municipal Securities and between categories. Current information about the financial condition of an issuer of tax-exempt bonds or notes usually is not as extensive as that which is made available by corporations whose securities are publicly traded.

The term Municipal Securities, as used in this SAI, includes private activity bonds issued and industrial development bonds by or on behalf of public authorities to finance various privately-operated facilities if the interest paid thereon is both exempt from federal income tax and not treated as a preference item for individuals for purposes of the federal alternative minimum tax. The term Municipal Securities also includes short-term instruments issued in anticipation of the receipt of tax funds, the proceeds of bond placements, or other revenues, such as short-term general obligation notes, tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax-exempt commercial paper, construction loan notes, and other forms of short-term tax-exempt loans. Additionally, the term Municipal Securities includes project notes, which are issued by a state or local housing agency and are sold by the Department of Housing and Urban Development.

An issuer's obligations under its Municipal Securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the federal bankruptcy code. Congress or state legislatures may enact laws extending the time for payment of principal or interest, or both, or imposing other constraints upon the enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Municipal Securities may be materially adversely affected by litigation or other conditions. There is also the possibility that, as a result of litigation or other conditions, the power or ability of certain issuers to meet their obligations to pay interest on and principal of their tax-exempt bonds or notes may be materially impaired or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may, from time to time, have the effect of introducing uncertainties in the market for tax-exempt obligations or certain segments thereof, or may materially affect the credit risk with respect to particular bonds or notes. Adverse economic, business, legal, or political developments might affect all or a substantial portion of the Fund's tax-exempt bonds and notes in the same manner.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on tax-exempt bonds, and similar proposals may be introduced in the future. The U.S. Supreme Court has held that Congress has the constitutional authority to enact such legislation. It is not possible to determine what effect the adoption of such proposals could have on the availability of tax-exempt bonds for investment by the Fund and the value of its portfolio. Proposals also may be introduced before state legislatures that would affect the state tax treatment of

Municipal Securities. If such proposals were enacted, the availability of Municipal Securities and their value would be affected.

The Internal Revenue Code of 1986, as amended (the "Code"), imposes certain continuing requirements on issuers of tax-exempt bonds regarding the use, expenditure and investment of bond proceeds and the payment of rebate to the United States of America. Failure by the issuer to comply with certain of these requirements subsequent to the issuance of tax-exempt bonds could cause interest on the bonds to become includable in gross income retroactive to the date of issuance.

General obligation issues are backed by the full taxing power of a state or municipality and are payable from the issuer's general unrestricted revenues and not from any particular fund or source. The characteristics and method of enforcement of general obligation bonds vary according to the law applicable to the particular issuer. Revenue issues or special obligation issues are backed only by the revenues from a specific tax, project, or facility. "Moral obligation" issues are normally issued by special purpose authorities.

Private activity bonds and industrial development bonds generally are revenue bonds and not payable from the resources or unrestricted revenues of the issuer. The credit and quality of industrial development revenue bonds is usually directly related to the credit of the corporate user of the facilities. Payment of principal of and interest on industrial development revenue bonds is the responsibility of the corporate user (and any guarantor).

Private activity bonds, as discussed above, may constitute Municipal Securities depending on their tax treatment. The source of payment and security for such bonds is the financial resources of the private entity involved; the full faith and credit and the taxing power of the issuer normally will not be pledged. The payment obligations of the private entity also will be subject to bankruptcy as well as other exceptions similar to those described above. Certain debt obligations known as "industrial development bonds" under prior federal tax law may have been issued by or on behalf of public authorities to obtain funds to provide certain privately operated housing facilities, sports facilities, industrial parks, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities, sewage or solid waste disposal facilities, and certain local facilities for water supply or other heating or cooling facilities. Other private activity bonds and industrial development bonds issued to fund the construction, improvement or equipment of privately-operated industrial, distribution, research or commercial facilities may also be Municipal Securities, but the size of such issues is limited under current and prior federal tax law. The aggregate amount of most private activity bonds and industrial development bonds is limited (except in the case of certain types of facilities) under federal tax law by an annual "volume cap." The volume cap limits the annual aggregate principal amount of such obligations issued by or on behalf of all government instrumentalities in the state. Such obligations are included within the term Municipal Securities if the interest paid thereon is, in the opinion of bond counsel, at the time of issuance, excluded from gross income for purposes of both federal income taxation (including any alternative minimum tax) and state personal income tax. The Fund may not be a desirable investment for "substantial users" of facilities financed by private activity bonds or industrial development bonds or for "related persons" of substantial users.

Project notes are secured by the full faith and credit of the United States through agreements with the issuing authority which provide that, if required, the U.S. government will lend the issuer an amount equal to the principal of and interest on the project notes, although the issuing agency has the primary obligation with respect to its project notes.

Some municipal securities are insured by private insurance companies, while others may be supported by letters of credit furnished by domestic or foreign banks. Insured investments are covered by an insurance policy applicable to a specific security, either obtained by the issuer of the security or by a third party from a private insurer. Insurance premiums for the municipal bonds are paid in advance by the issuer or the third party obtaining such insurance. Such policies are noncancellable and continue in force as long as the municipal bonds are outstanding and the respective insurers remain in business.

The insurer unconditionally guarantees the timely payment of the principal of and interest on the insured municipal bonds when and as such payments become due but shall not be paid by the issuer, except that in the event of any acceleration of the due date of the principal by reason of mandatory or optional redemption (other than acceleration by reason of a mandatory sinking fund payment), default, or otherwise, the payments guaranteed will be made in such amounts and at such times as payments of principal would have been due had there not been such acceleration. The insurer will be responsible for such payments less any amounts received by the bondholder from any trustee for the municipal bond issuers or from any other source. The insurance does not guarantee the payment of any redemption premium, the value of the shares of a Fund, or payments of any tender purchase price upon the tender of the municipal bonds. With respect to small issue industrial development municipal bonds and pollution control revenue municipal bonds, the insurer guarantees the full and complete payments required to be made by or on behalf of an issuer of such municipal bonds if there occurs any change in the tax-exempt status of interest on such municipal bonds, including principal, interest, or premium payments, if any, as and when required to be made by or on behalf of the issuer pursuant to the terms of such municipal bonds. This insurance is intended to reduce financial risk, but the cost thereof will reduce the yield available to shareholders of a Fund.

The ratings of NRSROs represent their opinions as to the quality of Municipal Securities. In this regard, it should be emphasized that the ratings of any NRSRO are general and are not absolute standards of quality, and Municipal Securities with the same maturity, interest rate, and rating may have different yields, while Municipal Securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase by a Fund, an issue of Municipal Securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser will consider such an event in determining whether the Fund should continue to hold the obligation.

The Adviser believes that it is likely that sufficient Municipal Securities will be available to satisfy the Fund's investment objective and policies. In meeting its investment policies, the Fund may invest all or any part of its total assets in Municipal Securities which are private activity bonds. Moreover, although the Fund does not presently intend to do so on a regular basis, it may invest more than 25% of its total assets in Municipal Securities which are related in such a way that an economic, business or political development or change affecting one such security would likewise affect the other Municipal Securities. Examples of such securities are obligations, the repayment of which is dependent upon similar types of projects or projects located in the same state. Such investments would be made only if deemed necessary or appropriate by the Adviser.

OHIO TAX-EXEMPT OBLIGATIONS. As used in the Prospectus and this Statement of Additional Information, the term "Ohio Tax-Exempt Obligations" refers to debt obligations issued by the State of Ohio and its political subdivisions, the interest on which is, in the opinion of the issuer's bond counsel, at the time of issuance, excluded from gross income for purposes of both federal income taxation and Ohio personal income tax (as used herein the terms "income tax" and "taxation" do not include any possible incidence of any alternative minimum tax). Ohio Tax-Exempt Obligations are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, roads, schools, water and sewer works, and other utilities. Other public purposes for which Ohio Tax-Exempt Obligations may be issued include refunding outstanding obligations and obtaining funds to lend to other public institutions and facilities. In addition, certain debt obligations known as "private activity bonds" may be issued by or on behalf of municipalities and public authorities to obtain funds to provide certain water, sewage and solid waste facilities, qualified residential rental projects, certain local electric, gas and other heating or cooling facilities, qualified hazardous waste facilities, high-speed inter-city rail facilities, government-owned airports, docks and wharves and mass commuting facilities, certain qualified mortgages, student loan and redevelopment bonds and bonds used for certain organizations exempt from federal income taxation. Certain debt obligations known as "industrial development bonds" under prior federal tax law may have been issued by or on behalf of public authorities to obtain funds to provide certain privately operated housing facilities, sports facilities, industrial parks, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities, sewage or solid waste disposal facilities, and certain local facilities for water supply or other heating or cooling facilities. Other private activity bonds and industrial development bonds issued to fund the construction, improvement or equipment of privately-operated industrial, distribution, research or commercial facilities may also be Ohio Tax-Exempt Obligations, but the size of such issues is limited under current and prior federal tax law. The aggregate amount of most private activity bonds and industrial development bonds is limited (except in the case of certain types of facilities) under federal tax law by an annual "volume cap." The volume cap limits the annual aggregate principal amount of such obligations issued by or on behalf of all government instrumentalities in the state. Such obligations are included within the term Ohio Tax-Exempt Obligations if the interest paid thereon is, in the opinion of bond counsel, at the time of issuance, excluded from gross income for purposes of both federal income taxation (including any alternative minimum tax) and Ohio personal income tax. A Fund which invests in Ohio Tax-Exempt Obligations may not be a desirable investment for "substantial users" of facilities financed by private activity bonds or industrial development bonds or for "related persons" of substantial users. See "Dividends, Distributions, and Taxes" in the Prospectus.

Prices and yields on Ohio Tax-Exempt Obligations are dependent on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions in the market for tax-exempt obligations, the size of a particular offering, the maturity of the obligation and ratings of particular issues, and are subject to change from time to time. Current information about the financial condition of an issuer of tax-exempt bonds or notes is usually not as extensive as that which is made available by corporations whose securities are publicly traded.

Obligations of subdivision issuers of tax-exempt bonds and notes may be subject to the provisions of bankruptcy, insolvency and other laws, such as the Federal Bankruptcy Reform Act of 1978, as amended, affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of certain issuers to meet their obligations to pay interest on and principal of their tax-exempt bonds or notes may be materially impaired or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may, from time to time, have the effect of introducing uncertainties in the market for tax-exempt obligations or certain segments thereof, or may materially affect the credit risk with respect to particular bonds or notes. Adverse economic, business, legal or political developments might affect all or a substantial portion of the Funds' tax-exempt bonds and notes in the same manner.


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

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on tax-exempt bonds, and similar proposals may be introduced in the future. A recent decision of the U.S. Supreme Court has held that Congress has the constitutional authority to enact such legislation. It is not possible to determine what effect the adoption of such proposals could have on the availability of tax-exempt bonds for investment by a Fund and the value of its portfolio.

The Code imposes certain continuing requirements on issuers of tax-exempt bonds regarding the use, expenditure and investment of bond proceeds and the payment of rebate to the United States of America. Failure by the issuer to comply subsequent to the issuance of tax-exempt bonds with certain of these requirements could cause interest on the bonds to become includable in gross income retroactive to the date of issuance.

A Fund may invest in Ohio Tax-Exempt Obligations either by purchasing them directly or by purchasing certificates of accrual or similar instruments evidencing direct ownership of interest payments or principal payments, or both, on Ohio Tax-Exempt Obligations, provided that, in the opinion of counsel to the initial seller of each such certificate or instrument, any discount accruing on such certificate or instrument that is purchased at a yield not greater than the coupon rate of interest on the related Ohio Tax-Exempt Obligations will be exempt from federal income tax and Ohio personal income tax to the same extent as interest on such Ohio Tax-Exempt Obligations. A Fund may also invest in Ohio Tax-Exempt Obligations by purchasing from banks participation interests in all or part of specific holdings of Ohio Tax-Exempt Obligations. Such participations may be backed in whole or in part by an irrevocable letter of credit or guarantee of the selling bank. The selling bank may receive a fee from the Fund in connection with the arrangement. A Fund will not purchase participation interests unless it receives an opinion of counsel or a ruling of the Internal Revenue Service that interest earned by it on Ohio Tax-Exempt Obligations in which it holds such a participation interest is exempt from federal income tax and Ohio personal income tax.

MUNICIPAL LEASE OBLIGATIONS. A Fund may invest a portion of its assets in municipal leases and participation interests therein. These obligations, which may take the form of a lease, an installment purchase, or a conditional sale contract, are issued by state and local governments and authorities to acquire land and a wide variety of equipment and facilities. Generally, Funds will not hold such obligations directly as a lessor of the property, but will purchase a participation interest in a municipal obligation from a bank or other third party. A participation interest gives a Fund a specified, undivided interest in the obligation in proportion to its purchased interest in the total amount of the obligation.

Municipal leases frequently have risks distinct from those associated with general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet to incur debt. These may include voter referenda, interest rate limits, or public sale requirements. Leases, installment purchases, or conditional sale contracts (which normally provide for title to the leased asset to pass to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting their constitutional and statutory requirements for the issuance of debt. Many leases and contracts include "non-appropriation clauses" providing that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the appropriate legislative body on a yearly or other periodic basis. Non-appropriation clauses free the issuer from debt issuance limitations.

LOWER-RATED MUNICIPAL SECURITIES. The Fund does not currently intend to invest in lower-rated municipal securities. However, the Fund may hold up to 5% of its assets in municipal securities that have been downgraded below investment grade. While the market for New York municipal securities is considered to be substantial, adverse publicity and changing investor perceptions may affect the ability of outside pricing services used by the Fund to value portfolio securities, and the Fund's ability to dispose of lower-rated securities. Outside pricing services are consistently monitored to assure that securities are valued by a method that the Board of Trustees believes accurately reflects fair value. The impact of changing investor perceptions may be especially pronounced in markets where municipal securities are thinly traded.

The Fund may choose, at its expense, or in conjunction with others, to pursue litigation seeking to protect the interests of security holders if it determines this to be in the best interest of shareholders.

FEDERALLY TAXABLE OBLIGATIONS. The Fund does not intend to invest in securities whose interest is federally taxable; however, from time to time, the Fund may invest a portion of its assets on a temporary basis in fixed-income obligations whose interest is subject to federal income tax. For example, the Fund may invest in obligations whose interest is federally taxable pending the investment or reinvestment in municipal securities of proceeds from the sale of its shares of portfolio securities.

Should the Fund invest in federally taxable obligations, it would purchase securities which in the Adviser's judgment are of high quality. This would include obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; obligations of domestic banks; and repurchase agreements. The Fund's standards for high quality taxable obligations are essentially the same as those described by Moody's Investors Service, Inc. ("Moody's") in rating corporate obligations within its two highest ratings of Prime-1 and Prime-2, and those described by Standard & Poor's Corporation ("S&P") in rating corporate obligations within its two highest ratings of A-1 and A-2. In making high quality determinations the Fund may also consider the comparable ratings of other nationally recognized rating services.

The Supreme Court has held that Congress may subject the interest on municipal obligations to federal income tax. Proposals to restrict or eliminate the federal income tax exemption for interest on municipal obligations are introduced before Congress from time to time. Proposals also may be introduced before the New York legislature that would affect the state tax treatment of the Fund's distributions. If such proposals were enacted, the availability of municipal obligations and the value of the Fund's holdings would be affected and the Trustees would reevaluate the Fund's investment objective and policies.

The Fund anticipates being as fully invested as practicable in municipal securities; however, there may be occasions when, as a result of maturities of portfolio securities, sales of Fund shares, or in order to meet redemption requests, the Fund may hold cash that is not earning income. In addition, there may be occasions when, in order to raise cash to meet redemptions, the Fund may be required to sell securities at a loss.

REFUNDED MUNICIPAL BONDS. Investments by a Fund in refunded municipal bonds that are secured by escrowed obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities are considered to be investments in U.S. Government obligations for purposes of the diversification requirements to which the Funds is subject under the 1940 Act. As a result, more than 5% of a Fund's total assets may be invested in such refunded bonds issued by a particular municipal issuer. The escrowed securities securing such refunded municipal bonds will consist exclusively of U.S. Government obligations, and will be held by an independent escrow agent or be subject to an irrevocable pledge of the escrow account to the debt service on the original bonds.

WHEN-ISSUED SECURITIES. A Fund may purchase securities on a when-issued basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). When a Fund agrees to purchase securities on a when issued basis, the custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy the purchase commitment, and in such a case, the Fund may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that a Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. When a Fund engages in when-issued transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund incurring a loss or missing the opportunity to obtain a price considered to be advantageous. The Funds do not intend to purchase when issued securities for speculative purposes, but only in furtherance of its investment objective.

DELAYED-DELIVERY TRANSACTIONS. A Fund may buy and sell securities on a delayed-delivery basis. These transactions involve a commitment by the Fund to purchase or sell specific securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security (and more than seven days in the future). Typically, no interest accrues to the purchaser until the security is delivered. The Fund may receive fees for entering into delayed delivery transactions.

When purchasing securities on a delayed-delivery basis, a Fund assumes the rights and risks of ownership, including the risks of price and yield fluctuations in addition to the risks associated with the Fund's other investments. Because a Fund is not required to pay for securities until the delivery date, these delayed-delivery purchases may result in a form of leverage. When delayed-delivery purchases are outstanding, the Fund will set aside cash and appropriate liquid assets in a segregated custodial account to cover its purchase obligations. When the Fund has sold a security on a delayed-delivery basis, it does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or suffer a loss.

The Fund may renegotiate delayed-delivery transactions after they are entered into or may sell underlying securities before they are delivered, either of which may result in capital gains or losses.

MORTGAGE-BACKED SECURITIES--IN GENERAL. Mortgage-Backed Securities are backed by mortgage obligations including, among others, conventional 30-year fixed rate mortgage obligations, graduated payment mortgage obligations, 15-year mortgage obligations, and adjustable-rate mortgage obligations. All of these mortgage obligations can be used to create pass-through securities. A pass-through security is created when mortgage obligations are pooled together and undivided interests in the pool or pools are sold. The cash flow from the mortgage obligations is passed through to the holders of the securities in the form of periodic payments of interest, principal, and prepayments (net of a service fee). Prepayments occur when the holder of an individual mortgage obligation prepays the remaining principal before the mortgage obligation's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, Mortgage-Backed Securities are often subject to more rapid prepayment of principal than their stated maturity indicates. Because the prepayment characteristics of the underlying mortgage obligations vary, it is not possible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayment rates are important because of their effect on the yield and price of the securities. Accelerated prepayments have an adverse impact on yields for pass-throughs purchased at a premium (i.e., a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-throughs purchased at a discount. A Fund may purchase Mortgage-Backed Securities at a premium or at a discount. Among the U.S. Government securities in which a Fund may invest are Government Mortgage-Backed Securities (or government guaranteed mortgage-related securities). Such guarantees do not extend to the value of yield of the Mortgage-Backed Securities themselves or of the Fund's shares.

U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES. Certain obligations of certain agencies and instrumentalities of the U.S. Government are Mortgage-Backed Securities. Some such obligations, such as those issued by GNMA are supported by the full faith and credit of the U.S. Treasury; others, such as those of FNMA, are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Farm Credit Banks or FHLMC, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored agencies and instrumentalities if it is not obligated to do so by law.

The principal governmental (i.e., backed by the full faith and credit of the U.S. Government) guarantor of Mortgage-Backed Securities is GNMA. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks, and mortgage bankers) and pools of FHA-insured or VA-guaranteed mortgages. Government-related (i.e., not backed by the full faith and credit of the U.S. Government) guarantors include FNMA and FHLMC. FNMA and FHLMC are government-sponsored corporations owned entirely by private stockholders. Pass-through securities issued by FNMA and FHLMC are guaranteed as to timely payment of principal and interest by FNMA and FHLMC, respectively, but are not backed by the full faith and credit of the U.S. Government.

GNMA CERTIFICATES. Certificates of the GNMA are mortgage-backed securities which evidence an undivided interest in a pool or pools of mortgages. GNMA Certificates that a Fund may purchase are the "modified pass-through" type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the "issuer" and GNMA, regardless of whether or not the mortgagor actually makes the payment.

The National Housing Act authorizes GNMA to guarantee the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration ("FHA") or guaranteed by the Veterans Administration ("VA"). The GNMA guarantee is backed by the full faith and credit of the U.S. Government. GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

The estimated average life of a GNMA Certificate is likely to be substantially shorter than the original maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures usually will result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee, except to the extent that a Fund has purchased the certificates above par in the secondary market.

FHLMC SECURITIES. The FHLMC was created in 1970 to promote development of a nationwide secondary market in conventional residential mortgages. The FHLMC issues two types of mortgage pass-through securities ("FHLMC Certificates"), mortgage participation certificates and CMOs. Participation Certificates resemble GNMA Certificates in that each Participation Certificate represents a pro rata share of all interest and principal payments made and owed on the underlying pool. The FHLMC guarantees timely monthly payment of interest on PCs and the ultimate payment of principal. Recently introduced FHLMC Gold Participation Certificates guarantee the timely payment of both principal and interest.

FHLMC CMOs are backed by pools of agency mortgage-backed securities and the timely payment of principal and interest of each tranche is guaranteed by the FHLMC. The FHLMC guarantee is not backed by the full faith and credit of the U.S. Government.

FNMA SECURITIES. The FNMA was established in 1938 to create a secondary market in mortgages insured by the FHA, but has expanded its activity to the secondary market for conventional residential mortgages. FNMA primarily issues two types of mortgage-backed securities, guaranteed mortgage pass-through certificates ("FNMA Certificates") and CMOs. FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest and principal on FNMA Certificates and CMOs. The FNMA guarantee is not backed by the full faith and credit of the U.S.
Government.

COLLATERALIZED MORTGAGE OBLIGATIONS. Mortgage-Backed Securities in which a Fund may invest may also include CMOs. CMOs are securities backed by a pool of mortgages in which the principal and interest cash flows of the pool are channeled on a prioritized basis into two or more classes, or tranches, of bonds.

NON-GOVERNMENTAL MORTGAGE-BACKED SECURITIES. A Fund may invest in mortgage-related securities issued by non-governmental entities. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers also may be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are not direct or indirect government guarantees of payments in the former pools. However, timely payment of interest and principal of these pools is supported by various forms of insurance or guarantees, including individual loan, title, pool, and hazard insurance. The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers, thereof will be considered in determining whether a Non-Governmental Mortgage-Backed Security meets a Fund's investment quality standards. There can be no assurance that the private insurers can meet their obligations under the policies. A Fund may buy Non-Governmental Mortgage-Backed Related Securities without insurance or guarantees if, through an examination of the loan experience and practices of the poolers, the Adviser determines that the securities meet the Fund's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. A Fund will not purchase mortgage-related securities or any other assets which in the opinion of the Adviser are illiquid if, as a result, more than 15% of the value of the Fund's net assets will be invested in illiquid securities.

A Fund may purchase mortgage-related securities with stated maturities in excess of 10 years. Mortgage-related securities include CMOs and participation certificates in pools of mortgages. The average life of mortgage-related securities varies with the maturities of the underlying mortgage instruments, which have maximum maturities of 40 years. The average life is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of mortgage prepayments. The rate of such prepayments, and hence the average life of the certificates, will be a function of current market interest rates and current conditions in the relevant housing markets. The impact of prepayment of mortgages is described under "Government Mortgage-Backed Securities." Estimated average life will be determined by the Adviser. Various independent mortgage-related securities dealers publish estimated average life data using proprietary models, and in making such determinations, the Adviser will rely on such data except to the extent such data are deemed unreliable by the Adviser. The Adviser might deem data unreliable which appeared to present a significantly different estimated average life for a security than data relating to the estimated average life of comparable securities as provided by other independent mortgage-related securities dealers.

ASSET-BACKED SECURITIES. Asset-backed securities are debt securities backed by pools of automobile or other commercial or consumer finance loans. The collateral backing asset-backed securities cannot be foreclosed upon. These issues are normally traded over-the-counter and typically have a short to intermediate maturity structure, depending on the paydown characteristics of the underlying financial assets which are passed through to the security holder.

FUTURES AND OPTIONS

FUTURES CONTRACTS. The Funds may enter into futures contracts, options on futures contracts, and stock index futures contracts and options thereon for the purposes of remaining fully invested and reducing transaction costs. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security, class of securities, or an index at a specified future time and at a specified price. A stock index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading of the contracts and the price at which the futures contract is originally struck. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission (the "CFTC"), a U.S. Government agency.

The Funds may enter into contracts for the future delivery of securities and futures contracts based on a specific security, class of securities or an index, purchase or sell options on any such futures contracts and engage in related closing transactions. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index.

Although futures contracts by their terms call for actual delivery and acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position (buying a contract which has previously been "sold," or "selling" a contract previously purchased) in an identical contract to terminate the position. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index. The acquisition of put and call options on futures contracts will, respectively, give a Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period. Brokerage commissions are incurred when a futures contract is bought or sold.

Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Initial margin deposits on futures contracts are customarily set at levels much lower than the prices at which the underlying securities are purchased and sold, typically ranging upward from less than 5% of the value of the contract being traded.

After a futures contract position is opened, the value of the contract is marked-to-market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Funds expect to earn interest income on its margin deposits.

When interest rates are expected to rise or market values of portfolio securities are expected to fall, a Fund can seek through the sale of futures contracts to offset a decline in the value of its portfolio securities. When interest rates are expected to fall or market values are expected to rise, a Fund, through the purchase of such contracts, can attempt to secure better rates or prices for a Fund than might later be available in the market when it effects anticipated purchases.

The Funds will only sell futures contracts to protect securities it owns against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase.

The Funds' ability to use futures trading effectively depends on several factors. First, it is possible that there will not be a perfect price correlation between a futures contract and its underlying stock index. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that a Fund could lose more than the original margin deposit required to initiate a futures transaction.

Futures transactions involve brokerage costs and require a Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. A Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices move in an unanticipated manner. Such unanticipated changes may also result in poorer overall performance than if a Fund had not entered into any futures transactions. In addition, the value of a Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities, limiting a Fund's ability to hedge effectively against interest rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions.

RESTRICTIONS ON THE USE OF FUTURES CONTRACTS. The Funds will not enter into futures contract transactions for purposes other than bona fide hedging purposes to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of a Fund's total assets. In addition, a Fund will not enter into futures contracts to the extent that the value of the futures contracts held would exceed 1/3 of the Fund's total assets. Futures transactions will be limited to the extent necessary to maintain a Fund's qualification as a regulated investment company.

The Victory Portfolios have undertaken to restrict their futures contract trading as follows: first, the Victory Portfolios will not engage in transactions in futures contracts for speculative purposes; second, the Victory Portfolios will not market its funds to the public as commodity pools or otherwise as vehicles for trading in the commodities futures or commodity options markets; third, the Victory Portfolios will disclose to all prospective shareholders the purpose of and limitations on its funds' commodity futures trading; fourth, the Victory Portfolios will submit to the CFTC special calls for information. Accordingly, registration as a Commodities Pool Operator with the CFTC is not required.

In addition to the margin restrictions discussed above, transactions in futures contracts may involve the segregation of funds pursuant to requirements imposed by the Commission. Under those requirements, where a Fund has a long position in a futures contract, it may be required to establish a segregated account (not with a futures commission merchant or broker) containing cash or certain liquid assets equal to the purchase price of the contract (less any margin on deposit). For a short position in futures or forward contracts held by the Fund, those requirements may mandate the establishment of a segregated account (not with a futures commission merchant or broker) with cash or certain liquid assets that, when added to the amounts deposited as margin, equal the market value of the instruments underlying the futures contracts (but are not less than the price at which the short positions were established). However, segregation of assets is not required if a Fund "covers" a long position. For example, instead of segregating assets, a Fund, when holding a long position in a futures contract, could purchase a put option on the same futures contract with a strike price as high or higher than the price of the contract held by a Fund. In addition, where a Fund takes short positions, or engages in sales of call options, it need not segregate assets if it "covers" these positions. For example, where a Fund holds a short position in a futures contract, it may cover by owning the instruments underlying the contract. A Fund may also cover such a position by holding a call option permitting it to purchase the same futures contract at a price no higher than the price at which the short position was established. Where a Fund sells a call option on a futures contract, it may cover either by entering into a long position in the same contract at a price no higher than the strike price of the call option or by owning the instruments underlying the futures contract. A Fund could also cover this position by holding a separate call option permitting it to purchase the same futures contract at a price no higher than the strike price of the call option sold by a Fund.

In addition, the extent to which a Fund may enter into transactions involving futures contracts may be limited by the Code's requirements for qualification as a registered investment company and a Fund's intention to qualify as such.

RISK FACTORS IN FUTURES TRANSACTIONS. Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain the required margin. In such situations, if a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, a Fund may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the ability to effectively hedge them. A Fund will minimize the risk that they will be unable to close out a futures contract by only entering into futures contracts which are traded on national futures exchanges and for which there appears to be a liquid secondary market.

The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. Because the deposit requirements in the futures markets are less onerous than margin requirements in the securities market, there may be increased participation by speculators in the futures market which may also cause temporary price distortions. A relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchaser or sale of a futures contract may result in losses in excess of the amount invested in the contract. However, because the futures strategies engaged in by the Funds are only for hedging purposes, the Adviser does not believe that the Funds are subject to the risks of loss frequently associated with futures transactions. The Funds would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

Use of futures transactions by the Funds involve the risk of imperfect or no correlation where the securities underlying futures contract have different maturities than the portfolio securities being hedged. It is also possible that the Funds could both lose money on futures contracts and also experience a decline in value of its portfolio securities. There is also the risk of loss by the Funds of margin deposits in the event of bankruptcy of a broker with whom the Funds have open positions in a futures contract or related option.

OPTIONS. The Funds may sell (write) call options which are traded on national securities exchanges with respect to common stock in its portfolio. A Fund must at all times have in its portfolio the securities which it may be obligated to deliver if the option is exercised. A Fund may write such call options in an attempt to realize a greater level of current income than would be realized on the securities alone. A Fund may also write call options as a partial hedge against a possible stock market decline or to extend a holding period on a stock which is under consideration for sale in order to create a long-term capital gain. In view of their investment objective, a Fund generally would write call options only in circumstances where the Adviser does not anticipate significant appreciation of the underlying security in the near future or has otherwise determined to dispose of the security. As the writer of a call option, a Fund receives a premium for undertaking the obligation to sell the underlying security at a fixed price during the option period, if the option is exercised. So long as a Fund remains obligated as a writer of a call option, it forgoes the opportunity to profit from increases in the market price of the underlying security above the exercise price of the option, except insofar as the premium represents such a profit. A Fund retains the risk of loss should the value of the underlying security decline. A Fund may also enter into "closing purchase transactions" in order to terminate its obligation as a writer of a call option prior to the expiration of the option. Although the writing of call options only on national securities exchanges increases the likelihood of a Fund's ability to make closing purchase transactions, there is no assurance that a Fund will be able to effect such transactions at any particular time or at any acceptable price. The writing of call options could result in increases in a Fund's portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate.

PUTS. A Fund may acquire "puts" with respect to Ohio Tax-Exempt Obligations held in its portfolio.

A put is a right to sell a specified security (or securities) within a specified period of time at a specified exercise price. A Fund may sell, transfer, or assign a put only in conjunction with the sale, transfer, or assignment of the underlying security or securities. The amount payable to a Fund upon its exercise of a "put" is normally (i) a Fund's acquisition cost of the securities (excluding any accrued interest which a Fund paid on the acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period a Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period.

Puts may be acquired by a Fund to facilitate the liquidity of its portfolio assets. Puts may also be used to facilitate the reinvestment of a Fund's assets at a rate of return more favorable than that of the underlying security. Puts may, under certain circumstances, also be used to shorten the maturity of underlying variable rate or floating rate securities for purposes of calculating the remaining maturity of those securities and the dollar-weighted average portfolio maturity of a Fund's assets. See "Variable and Floating Rate Notes" and "Valuation" in this SAI.

A Fund expects that they will generally acquire puts only where the puts are available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Fund may pay for puts either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the puts (thus reducing the yield to maturity otherwise available for the same securities).

A Fund intends to enter into puts only with dealers, banks, and broker-dealers which, in the Adviser's opinion, present minimal credit risks.

A Fund may invest, consistent with their investment objective and policies, in zero coupon bonds, which are debt instruments that do not pay current interest and are typically sold at prices greatly discounted from par value. The return on a zero-coupon obligation, when held to maturity, equals the difference between the par value and the original purchase price. Zero-coupon obligations have greater price volatility than coupon obligations.

ILLIQUID INVESTMENTS. Illiquid investments are investments that cannot be sold or disposed of, within seven business days, in the ordinary course of business at approximately the prices at which they are valued.

Under the supervision of the Victory Portfolios' Board of Trustees, the Adviser determines the liquidity of the Funds' investments and, through reports from the Adviser, the Trustees monitor investments in illiquid instruments. In determining the liquidity of a Fund's investments, the Adviser may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset the Funds' rights and obligations relating to the investment).

Investments currently considered by a Fund to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days, over the counter options, non-government stripped fixed-rate mortgage-backed securities, and Restricted Securities.

Also, the Adviser may determine some securities to be illiquid.

However, with respect to over-the- counter options a Fund writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement a Fund may have to close out the option before expiration.

In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by a committee appointed by the Trustees.

If through a change in values, net assets, or other circumstances, a Fund were in a position where more than 15% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

RESTRICTED SECURITIES. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the 1933 Act, or in a registered public offering.

Where registration is required, a Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement.

If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to seek registration of the shares.

SECURITIES LENDING TRANSACTIONS. The Funds may from time to time lend securities from their portfolio to broker-dealers, banks, financial institutions and institutional borrowers of securities and receive collateral in the form of cash or U.S. Government Obligations. Under the Funds' current practices (which are subject to change), the loan collateral must be maintained at all times in an amount equal to at least 102% of the current market value of the loaned securities. The Funds will not lend portfolio securities in excess of 20% of the value of their total assets, nor will the Funds lend their portfolio securities to any officer, director, employee, or affiliate of the Funds, The Victory Portfolios, the Adviser, or the Distributor. A Fund must receive a minimum of 100% collateral, plus any interest due in the form of cash or U.S. Government Obligations. This collateral must be valued daily and should the market value of the loaned securities increase, the borrower must furnish additional collateral to a Fund. During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any interest negotiated between the parties to the lending agreement. Loans will be subject to termination by the Funds or the borrower at any time. While a Fund will not have the right to vote securities on loan, they intend to terminate loans and regain the right to vote if that is considered important with respect to the investment. A Fund will only enter into loan arrangements with broker-dealers, banks or other institutions which the Adviser has determined are creditworthy under guidelines established by the Trustees. The Funds will limit their securities lending to 33 1/3% of total assets.

HIGH-QUALITY INVESTMENTS. High-quality investments are those obligations which, at the time of purchase, (i) possess one of the two highest short-term ratings from an NRSRO or (ii) possess, in the case of multiple-rated securities, one of the two highest short-term ratings by at least two NRSROs; or (iii) do not possess a rating (i.e. are unrated) but are determined by the Adviser to be of comparable quality to the rated instruments described in (i) and (ii). For purposes of these investment limitations, a security that has not received a rating will be deemed to possess the rating assigned to an outstanding class of the issuer's short-term debt obligations if determined by the Adviser to be comparable in priority and security to the obligation selected for purchase by a Fund. (The above described securities which may be purchased by the Funds are hereinafter referred to as "Eligible Securities.")

Pursuant to Rule 2a-7 under the new 1940 Act (the "Rule"), the Money Market Funds will maintain a dollar-weighted average portfolio maturity which does not exceed 90 days.

The weighted average maturity of the U.S. Government Obligations Fund will usually be 60 days or less since rating agencies normally require shorter maturities. However, the permitted weighted average maturity for the U.S. Government Obligations Fund is 90 days.

The Appendix of this SAI identifies each NRSRO which may be utilized by the Adviser with regard to portfolio investments for the Funds and provides a description of relevant ratings assigned by each such NRSRO. A rating by an NRSRO may be utilized only where the NRSRO is neither controlling, controlled by, or under common control with the issuer of, or any issuer, guarantor, or provider of credit support for, the instrument.

PARTICIPATION INTERESTS. The Funds may purchase interests in securities from financial institutions such as commercial and investment banks, savings and loan associations and insurance companies. These interests may take the form of participation, beneficial interests in a trust, partnership interests or any other form of indirect ownership. The Funds invest in these participation interests, in order to obtain credit enhancement or demand features that would not be available through direct ownership of the underlying securities.

WARRANTS. Warrants are securities that give a Fund the right to purchase equity securities from the issuer at a specific price (the strike price) for a limited period of time. The strike price of warrants typically is much lower than the current market price of the underlying securities, yet they are subject to greater price fluctuations. As a result, warrants may be more volatile investments than the underlying securities and may offer greater potential for capital appreciation as well as capital loss.

REFUNDING CONTRACTS. A Fund generally will not be obligated to pay the full purchase price if it fails to perform under a refunding contract. Instead, refunding contracts generally provide for payment of liquidated damages to the issuer (currently 15-20% of the purchase price). A Fund may secure its obligations under a refunding contract by depositing collateral or a letter of credit equal to the liquidated damages provisions of the refunding contract. When required by Commission guidelines, a Fund will place liquid assets in a segregated custodial account equal in amount to its obligations under refunding contracts.

STANDBY COMMITMENTS. A Fund may enter into standby commitments, which are puts that entitle holders to same-day settlement at an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. The Funds may acquire standby commitments to enhance the liquidity of portfolio securities.

Ordinarily, the Funds may not transfer a standby commitment to a third party, although they could sell the underlying municipal security to a third party at any time. The Funds may purchase standby commitments separate from or in conjunction with the purchase of securities subject to such commitments. In the latter case, the Funds would pay a higher price for the securities acquired, thus reducing their yield to maturity.

Standby commitments are subject to certain risks, including the ability of issuers of standby commitments to pay for securities at the time the commitments are exercised; the fact that standby commitments are not marketable by the Funds; and the possibility that the maturities of the underlying securities may be different from those of the commitments.

FOREIGN INVESTMENT. A Fund may invest in securities issued by foreign branches of U.S. banks, foreign banks, or other foreign issuers, including American Depository Receipts ("ADRs") and securities purchased on foreign securities exchanges. Such investment may subject the Fund to significant investment risks that are different from, and additional to, those related to investments in obligations of U.S. domestic issuers or in U.S. securities markets.

The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer's financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than for U.S. investments.

Foreign  markets  may offer less  protection  to  investors  than U.S.  markets.
Foreign issuers, brokers, and securities markets may be subject to less government supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It may also be difficult to enforce legal rights in foreign countries.

Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that the Advisers will be able to anticipate these potential events or counter their effects.

The considerations noted above generally are intensified for investments in developing countries. Developing countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

A Fund may invest in foreign securities that impose restrictions on transfer within the U.S. or to U.S. persons. Although securities subject to transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

The International Growth Fund currently invests in the securities of issuers based in a number of foreign countries. The Adviser continuously evaluates issuers based in countries all over the world. Accordingly, the Fund may invest in the securities of issuers based in any country, subject to approval by the Trustees, when such securities met the investment criteria of the Adviser and are consistent with the investment objectives and policies of the Fund.

MISCELLANEOUS SECURITIES. The Funds can invest in various securities issued by domestic and foreign corporations, including preferred stocks and investment grade corporate bonds, notes, and warrants. Bonds are long-term corporate debt instruments secured by some or all of the issuer's assets, debentures are general corporate debt obligations backed only by the integrity of the borrower, and warrants are instruments that entitle the holder to purchase a certain amount of common stock at a specified price, which price is usually higher than the current market price at the time of issuance. Preferred stocks are instruments that combine qualities both of equity and debt securities. Individual issues of preferred stock will have those rights and liabilities that are spelled out in the governing document. Preferred stocks usually pay a fixed dividend per quarter (or annum) and are senior to common stock in terms of liquidation and dividends rights, and preferred stocks typically do not have voting rights. A Fund also may invest in zero coupon bonds, which are debt instruments that do not pay current interest and are typically sold at prices greatly discounted from par value. The return on a zero-coupon obligation, when held to maturity, equals the difference between the par value and the original purchase price. Zero-coupon obligations have greater price volatility than coupon obligations.

ADDITIONAL INFORMATION CONCERNING OHIO ISSUERS

The Ohio Municipal Bond Fund and the Ohio Municipal Money Market will invest most of its net assets in securities issued by or on behalf of (or in certificates of participation in lease-purchase obligations of) the State of Ohio, political subdivisions of the State, or agencies or instrumentalities of the State or its political subdivisions ("Ohio Obligations"). The Ohio Municipal Bond Fund is therefore susceptible to general or particular economic, political or regulatory factors that may affect issuers of Ohio Obligations. The following information constitutes only a brief summary of some of the many complex factors that may have an effect. The information does not apply to "conduit" obligations on which the public issuer itself has no financial responsibility. This information is derived from official statements of certain Ohio issuers published in connection with their issuance of securities and from other publicly available information, and is believed to be accurate. No independent verification has been made of any of the following information.

Generally the creditworthiness of Ohio Obligations of local issuers is unrelated to that of obligations of the State itself, and the State has no responsibility to make payments on those local obligations.

There may be specific factors that at particular times apply in connection with investment in particular Ohio Obligations or in those obligations of particular Ohio issuers. It is possible that the investment may be in particular Ohio Obligations, or in those of particular issuers, as to which those factors apply. However, the information below is intended only as a general summary, and is not intended as a discussion of any specific factors that may affect any particular obligation or issuer.

Ohio is the seventh most populous state. The 1990 Census count of 10,847,000 indicated a 0.5% population increase from 1980. The Census estimate for 1993 is 11,091,000.

While diversifying more into the service and other non-manufacturing areas, the Ohio economy continues to rely in part on durable goods manufacturing largely concentrated in motor vehicles and equipment, steel, rubber products and household appliances. As a result, general economic activity, as in many other industrially-developed states, tends to be more cyclical than in some other states and in the nation as a whole. Agriculture is an important segment of the economy, with over half the State's area devoted to farming and approximately 15% of total employment in agribusiness.

In prior years, the State's overall unemployment rate was commonly somewhat higher than the national figure. For example, the reported 1990 average monthly State rate was 5.7%, compared to the 5.5% national figure. However, for the last four years the State rates were below the national rates (5.6% versus 6.1% in 1994). The unemployment rate and its effects vary among particular geographic areas of the State.

There can be no assurance that future national, regional or state-wide economic difficulties, and the resulting impact on State or local government finances generally, will not adversely affect the market value of Ohio Obligations held in the Fund or the ability of particular obligors to make timely payments of debt service on (or lease payments relating to) those Obligations.

The State operates on the basis of a fiscal biennium for its appropriations and expenditures, and is precluded by law from ending its July 1 to June 30 fiscal year ("FY") or fiscal biennium in a deficit position. Most State operations are financed through the General Revenue Fund ("GRF"), for which personal income and sales-use taxes are the major sources. Growth and depletion of GRF ending fund balances show a consistent pattern related to national economic conditions, with the ending FY balance reduced during less favorable and increased during more favorable economic periods. The State has well-established procedures for, and has timely taken, necessary actions to ensure resource/expenditure balances during less favorable economic periods. Those procedures included general and selected reductions in appropriations spending.

Key biennium-ending fund balances at June 30, 1989 were $475.1 million in the GRF and $353 million in the Budget Stabilization Fund ("BSF"), a cash and budgetary management fund. June 30, 1991 ending fund balances were $135.3 million (GRF) and $300 million (BSF).

The next biennium, 1992-93, presented significant challenges to State finances, successfully addressed. To allow time to resolve certain budget differences, an interim appropriations act was enacted effective July 1, 1991; it included debt service and lease rental appropriations for the entire biennium, while continuing most other appropriations for a month. Pursuant to the general appropriations act for the entire biennium, passed on July 11, 1991, $200 million was transferred from the BSF to the GRF in FY 1992.

Based on updated results and forecasts in the course of that FY, both in light of the continuing uncertain nationwide economic situation, there was projected and timely addressed an FY 1992 imbalance in GRF resources and expenditures. In response, the Governor ordered most State agencies to reduce GRF spending in the last six months of FY 1992 by a total of approximately $184 million; the $100.4 million BSF balance, and additional amounts from certain other funds, were transferred late in the FY to the GRF; and adjustments were made in the timing of certain tax payments.

A significant GRF shortfall (approximately $520 million) was then projected for FY 1993. It was addressed by appropriate legislative and administrative actions, including the Governor's ordering $300 million in selected GRF spending reductions and subsequent executive and legislative action (a combination of tax revisions and additional spending reductions). The June 30, 1993 ending GRF fund balance was approximately $111 million, of which, as a first step to BSF replenishment, $21 million was deposited in the BSF.

None of the spending reductions were applied to appropriations needed for debt service or lease rentals on any State obligations.

The 1994-95 biennium presented a more affirmative financial picture. Based on June 30, 1994 balances, an additional $260 million was deposited in the BSF. The biennium ended June 30, 1995 with a GRF ending fund balance of $928 million, of which $535.2 million has been transferred into the BSF (which had a November 21, 1995 balance of over $828 million).

The GRF appropriations act for the 1995-96 biennium was passed on June 28, 1995 and promptly signed (after selective vetoes) by the Governor. All necessary GRF appropriations for State debt service and lease rental payments then projected for the biennium were included in that act. In accordance with the appropriations act, the significant June 30, 1995 GRF fund balance, after leaving in the GRF an unreserved and undesignated balance of $70 million, has been transferred to the BSF and other funds including school assistance funds and, in anticipation of possible federal program changes, a human services stabilization fund.

The State's incurrence or assumption of debt without a vote of the people is, with limited exceptions, prohibited by current State constitutional provisions. The State may incur debt, limited in amount to $750,000, to cover casual deficits or failures in revenues or to meet expenses not otherwise provided for. The Constitution expressly precludes the State from assuming the debts of any local government or corporation. (An exception is made in both cases for any debt incurred to repel invasion, suppress insurrection or defend the State in war.)

By 14 constitutional amendments, the last adopted in 1995, Ohio voters have authorized the incurrence of State debt and the pledge of taxes or excises to its payment. At December 2, 1995, $778 million (excluding certain highway bonds payable primarily from highway use charges) of this debt was outstanding. The only such State debt at that date still authorized to be incurred were portions of the highway bonds, and the following: (a) up to $100 million of obligations for coal research and development may be outstanding at any one time ($45.3 million outstanding); (b) $360 million of obligations previously authorized for local infrastructure improvements, no more than $120 million of which may be issued in any calendar year ($685.4 million outstanding); and (c) up to $200 million in general obligation bonds for parks, recreation and natural resources purposes which may be outstanding at any one time ($47.2 million outstanding, with no more than $50 million to be issued in any one year).

The electors approved in November 1995 a constitutional amendment that extends the local infrastructure bond program (authorizing an additional $1.2 billion of State full faith and credit obligations to be issued over 10 years for the purpose), and authorizes additional highway bonds (expected to be payable primarily from highway use receipts). The latter supersedes the prior $500 million highway obligation authorization, and authorizes not more that $1.2 billion to be outstanding at any time and not more than $220 million to be issued in a fiscal year.

Common resolutions are pending in both houses of the General Assembly that would submit a constitutional amendment relating to certain other aspects of State debt. The proposal would authorize, among other things, the issuance of State general obligation debt for a variety of purposes, with debt service on all State general obligation debt and GRF-supported obligations not to exceed 5% of the preceding fiscal year's GRF expenditures.

The Constitution also authorizes the issuance of State obligations for certain purposes, the owners of which do not have the right to have excises or taxes levied to pay debt service. Those special obligations include obligations issued by the Ohio Public Facilities Commission and the Ohio Building Authority and certain obligations issued by the State Treasurer, $4.5 billion of which was outstanding or awaiting delivery at December 2, 1995.

A 1990 constitutional amendment authorizes greater State and political subdivision participation (including financing) in the provision of housing. The General Assembly may for that purpose authorize the issuance of State obligations secured by a pledge of all or such portion as it authorizes of State revenues or receipts (but not by a pledge of the State's full faith and credit).

A 1994 constitutional amendment pledges the full faith and credit and taxing power of the State to meeting certain guarantees under the State's tuition credit program which provides for purchase of tuition credits, for the benefit of State residents, guaranteed to cover a specified amount when applied to the cost of higher education tuition. (A 1965 constitutional provision that authorized student loan guarantees payable from available State moneys has never been implemented, apart from a "guarantee fund" approach funded essentially from program revenues.)

The House has adopted a resolution that would submit to the electors a constitutional amendment prohibiting the General Assembly from imposing a new tax or increasing an existing tax unless approved by a three-fifths vote of each house or by a majority vote of the electors. It cannot be predicted whether required Senate concurrence to submission will be received.

State and local agencies issue obligations that are payable from revenues from or relating to certain facilities (but not from taxes). By judicial interpretation, these obligations are not "debt" within constitutional provisions. In general, payment obligations under lease-purchase agreements of Ohio public agencies (in which certificates of participation may be issued) are limited in duration to the agency's fiscal period, and are renewable only upon appropriations being made available for the subsequent fiscal period.

Local school districts in Ohio receive a major portion (state-wide aggregate in the range of 44% in recent years) of their operating moneys from State subsidies, but are dependent on local property taxes, and in 120 districts from voter-authorized income taxes, for significant portions of their budgets. Litigation, similar to that in other states, is pending questioning the constitutionality of Ohio's system of school funding. The trial court concluded that aspects of the system (including basic operating assistance) are unconstitutional, and ordered the State to provide for and fund a system complying with the Ohio Constitution. The State appealed and a court of appeals reversed the trial court's findings for plaintiff districts. The plaintiff coalition has filed an appeal of the court of appeals decision to the Ohio Supreme Court. A small number of the State's 612 local school districts have in any year required special assistance to avoid year-end deficits. A current program provides for school district cash need borrowing directly from commercial lenders, with diversion of State subsidy distributions to repayment if needed. Recent borrowings under this program totalled $94.5 million for 27 districts (including $75 million for one) in FY 1993, $41.1 million for 28 districts in FY 1994, and $71.1 million for 29 districts in FY 1995.

Ohio's 943 incorporated cities and villages rely primarily on property and municipal income taxes for their operations. With other subdivisions, they also receive local government support and property tax relief moneys distributed by the State. For those few municipalities that on occasion have faced significant financial problems, there are statutory procedures for a joint State/local commission to monitor the municipality's fiscal affairs and for development of a financial plan to eliminate deficits and cure any defaults. Since inception in 1979, these procedures have been applied to 23 cites and villages; for 18 of them the fiscal situation was resolved and the procedures terminated.

At present the State itself does not levy ad valorem taxes on real or tangible personal property. Those taxes are levied by political subdivisions and other local taxing districts.

The Constitution has since 1934 limited to 1% of true value in money the amount of the aggregate levy (including a levy for unvoted general obligations) of property taxes by all overlapping subdivisions, without a vote of the electors or a municipal charter provision, and statutes limit the amount of that aggregate levy to 10 mills per $1 of assessed valuation (commonly referred to as the "ten-mill limitation"). Voted general obligations of subdivisions are payable from property taxes that are unlimited as to amount or rate.

ADDITIONAL INFORMATION CONCERNING NEW YORK ISSUERS

The New York Tax-Free Fund will invest substantially all of its assets in New York municipal securities. In addition, the specific New York municipal securities in which The New York Tax-Free Fund will invest will change from time to time. The New York Tax-Free Fund is therefore susceptible to political, economic, regulatory or other factors affecting issuers of New York municipal securities. The following information constitutes only a brief summary of a number of the complex factors which may affect issuers of New York municipal securities and does not purport to be a complete or exhaustive description of all adverse conditions to which issuers of New York municipal securities may be subject. Such information is derived from official statements utilized in connection with the issuance of New York municipal securities, as well as from other publicly available documents. Such information has not been independently verified by the New York Tax-Free Fund, and the New York Tax-Free Fund assumes no responsibility for the completeness or accuracy of such information. Additionally, many factors, including national, economic, social and environmental policies and conditions, which are not within the control of such issuers, could have a material adverse impact on the financial condition of such issuers. The New York Tax-Free Fund cannot predict whether or to what extent such factors or other factors may affect the issuers of New York municipal securities, the market value or marketability of such securities or the ability of the respective issuers of such securities acquired by the Fund to pay interest on or principal of such securities. The creditworthiness of obligations issued by local New York issuers may be unrelated to the creditworthiness of obligations issued by the State of New York, and there is no responsibility on the part of the State of New York to make payments on such local obligations. There may be specific factors that are applicable in connection with investment in the obligations of particular issuers located within New York, and it is possible the Fund will invest in obligations of particular issuers as to which such specific factors are applicable. However, the information set forth below is intended only as a general summary and not as a discussion of any specific factors that may affect any particular issuer of New York municipal securities.

The New York Tax-Free Fund may invest in municipal securities issued by New York State (the "State"), by its various public bodies (the "Agencies") and/or by other entities located within the State, including the City of New York (the "City") and political subdivisions thereof and/or their agencies.

NEW YORK STATE. The State's most recently completed fiscal year commenced on April 1, 1994, and ended on March 31, 1995, and is referred to herein as the State's 1994-95 fiscal year.

The State's budget for the 1994-95 fiscal year was enacted by the Legislature on June 7, 1994, more than two months after the start of the fiscal year. Prior to adoption of the budget, the Legislature enacted appropriations for disbursements considered to be necessary for State operations and other purposes, including all necessary appropriations for debt service. The State Financial Plan for the 1994-95 fiscal year was formulated on June 16, 1994 and is based on the State's budget as enacted by the Legislature and signed into law by the Governor. The State Financial Plan will be updated pursuant to law in July and October and by February 1.

1994-95 FISCAL YEAR STATE FINANCIAL PLAN. The State issued the third quarterly update to the current year State Financial Plan on February 1, 1995. A discussion of the two prior quarterly updates precedes the discussion of the third quarterly update.

PRIOR QUARTERLY CASH-BASIS UPDATES. The State issued the first of the three required quarterly updates to the cash-basis 1994-95 State Financial Plan on July 29, 1994. That update reflected an analysis of actual receipts and disbursements in the first quarter of the fiscal year, as well as the impact of legislative actions and other developments after the enactment of the budget. Following so closely after the initial formulation of the State Financial Plan reflecting the enactment of the State's 1994-95 budget, the update reflected no significant changes and did not alter the balanced position of the State's General Fund in the State Financial Plan. The economic forecast at that time remained unchanged, following several weeks of mixed news about the pace of the economy of the nation and New York State.

The State issued its second quarterly, or mid-year, update to the cash-basis 1994-95 State Financial Plan on October 28, 1994. The update projected a year-end surplus of $14 million in the General Fund, with estimated receipts reduced by $267 million and estimated disbursements reduced by $281 million, compared to the State Financial Plan as initially formulated. In that update the State revised its forecast of national and State economic activity through the end of calendar year 1995. Although the national economic forecast was basically unchanged from that on which the initial formulation of the State Financial Plan was based, the revised State economic forecast was marginally weaker.

Receipts through the first two quarters of the 1994-95 fiscal year fell short of expectations by $132 million. These shortfalls were concentrated in the personal and business income taxes, where quarterly personal income, bank and insurance tax payments were lower than expected. Based on the revised economic outlook and this receipt shortfall, projected General Fund receipts for the 1994-95 fiscal year were reduced by $267 million. Estimates of the yield of the personal income tax were lowered by $334 million, primarily reflecting weak estimated tax collections and lower withholding collections due to reduced expectations for wage and salary growth -- particularly securities industry bonuses -- during the balance of the year. Business tax receipts were also reduced modestly, reflecting revised estimates of liability and lower payments from banks and insurance companies; however, these reductions were partially offset by increases in the general business corporation and utility taxes. Estimates in other receipt categories were increased by a total of $113 million. The largest increases were in the sales tax, reflecting collections to date and the revised economic outlook, and estate taxes which were buoyed by unexpectedly large collections during the first six months of the 1994-95 fiscal year. Increases were also made in estimates for the real property gains tax and the real estate transfer tax, based on strong collections to date.

Disbursements through the first six months of the fiscal year fell short of projections by $153 million, owing in part to changes in the timing of payments but also to lower spending trends in certain programs, most notably in payments for social services programs. Projections of 1994-95 General Fund disbursements were reduced by $281 million, with savings in virtually every category of the State Financial Plan. Payments for social services programs were projected to be $140 million lower than projected in the State Financial Plan as initially formulated, reflecting experience through the first six months of the fiscal year and an initiative to increase Federal reimbursement for administrative costs. Although school aid costs increased reflecting revisions to the current and two prior school years based on final audits and revised aid claims, these costs were expected to be offset by recoveries from the Federal government in support of programs for pupils with disabilities. Other reductions reflected lower pension costs, increased health insurance dividends, debt management savings, and slower spending for certain programs and capital projects. Higher spending was projected for a single program -- the Department of Correctional Services -- to accommodate an unanticipated increase in the State's prison population.

THIRD QUARTERLY CASH-BASIS UPDATE. On February 1, 1995, as part of his Executive Budget for the 1995-96 fiscal year, the Governor submitted the third quarterly update to the State Financial Plan for the current year. This update reflects changes to receipts and disbursements based on: (1) an updated economic forecast for both the nation and the State, (2) an analysis of actual receipts and disbursements through the first nine months of the fiscal year, (3) an analysis of changing program requirements, and (4) the Governor's proposed plan to close a potential $259 million deficit. The changes are reflected after the mid-year update to the State Financial Plan was restated to conform to certain accounting treatments used by the State Comptroller in reporting actual results, but do not affect the actual closing cash position of the General Fund.

Estimates of General Fund receipts for the current fiscal year have been reduced by $585 million, from the mid-year update, and are down $1.058 billion from the budget enacted in June 1994 (of which $227 million results from the restatement of the State Financial Plan, noted above). The reductions from the mid-year update are concentrated in (1) the personal income tax where lower withholdings and estimated taxes reflect the cessation of job growth in the last half of 1994, and even more severe reductions in brokerage industry bonuses than expected earlier, and deferrals of capital gains realizations in anticipation of potential Federal tax changes, and (2) the bank tax, where substantial overpayments of 1993 liability have depressed net collections in the current year. Offsetting this projected loss in receipts, however, are projected reductions of $312 million in disbursements from the mid-year update, attributable to lower spending through the first nine months of the fiscal year, and to the use of greater-than-anticipated receipts from the State lottery. The total reduction in projected disbursements from the budget enacted in June -- including payments from reserve funds -- is $1.008 billion (of which $182 million results from the restatement of the State Financial Plan).

The net result of the projected reductions in receipts and disbursement is a negative margin of $273 million against the mid-year update's projection of a $14 million surplus, producing a potential deficit of $259 million for the 1994-95 fiscal year. The Governor has proposed to close this deficit through a hiring freeze, a review of pending contracts, and spending cuts in certain programs that were started or expanded in the 1994-95 budget. Major actions to close the deficit include:

 --    $84 million in savings from freezing non-essential capital programs;
 --    $59 million in savings  from the  general  State  agency  hiring and budget freeze
       and halting the development of additional services for mental hygiene clients in community settings;
 -- $21 million in receipts from excess balances in accounts of the Environmental Facilities Corporation;
 --    $30 million in a repayment from the Urban Development Corporation for advances made by the State in prior years; and
 --    $50 million in savings from canceling the Liberty Scholarships program.

After these actions, the balance in the General Fund at the close of the 1994-95 fiscal year is expected to be $157 million. The required deposit to the Tax Stabilization Reserve Fund is projected to add $23 million to the existing balance of $134 million in that fund.

GAAP-BASIS UPDATES. The State issued its first update to the GAAP-basis Financial Plan for the State's 1994-95 fiscal year on September 1, 1994, based on the first quarterly cash-basis update to the 1994-95 State Financial Plan completed in July. In that update, the Division of the Budget projected a General Fund operating deficit of $690 million, primarily reflecting the impact of legislative changes to the 1994-95 Executive Budget, including the use of the 1993-94 surplus to finance 1994- 95 expenditures. For all governmental funds, the summary GAAP-basis Financial Plan showed an excess of expenditures and other financing uses over revenues and other financing sources of $687 million.

On February 1, 1994, the General Fund GAAP-basis Financial Plan for 1994-95 was revised to show a projected deficit of $901 million, with total revenues of $31.613 billion, total expenditures of $32.900 billion, and net other financing sources and uses of $386 million. The increase in the deficit of $211 million from the prior projection is primarily the result of projected revenue shortfalls and the Governor's tax cut recommendation for the 1995 tax year. For all governmental funds, the deficit is now projected at $854 million, $167 million greater than in the prior projection.

CURRENT FISCAL YEAR (1995-96 STATE FINANCIAL PLAN). On February 1, 1995 the Governor presented his 1995-96 Executive Budget to the Legislature, as required by the State Constitution. The Governor's budget is balanced on a cash basis in the General Fund. The Governor may amend his budget up to 30 days after its submission to the Legislature. There can be no assurance that the Legislature will enact the proposed Executive Budget into law, or that actual results will not differ materially and adversely from the projections set forth below.

The 1995-96 Executive Budget is the first to be submitted by the Governor, who assumed office on January 1. It proposes actual reductions in the year-over-year dollar levels of State spending from the General Fund for the first time in over half a century with a proposed cut of 3.4 percent. Proposed spending on State operations is projected to drop even more sharply, by 7.7 percent. Nominal spending from all State funding sources (i.e., excluding Federal aid) is proposed to drop by 0.3 percent from the prior fiscal year, in contrast to the prior decade when annual State-funded spending growth averaged more than 6.0 percent. There are, however, risks and uncertainties concerning whether or not certain tax and spending cuts proposed in the Executive Budget will be enacted, or if enacted, will be upheld in the face of potential legal challenges. For example, there can be no assurance that cuts in social-welfare entitlement programs will not be challenged in court. Further, the Comptroller has indicated his intention to challenge in court the proposed use of certain pension reserves in the Executive Budget.

According to the Executive Budget, in the 1995-96 fiscal year, the State Financial Plan, based on current-law provisions governing spending and revenues, would be out of balance by almost $4.7 billion, as a result of three key factors: (1) the projected structural deficit resulting from the ongoing disparity between sluggish growth in receipts, the effect of prior-year tax changes, and the rapid acceleration of spending growth ($2.1 billion); (2) the impact of unfunded 1994-95 initiatives, including capital projects such as sports and recreational facilities, an increase in revenue sharing to local governments, further State takeover of local Medicaid costs, more school aid, and increased tuition assistance ($1.1 billion); and (3) the use of one-time solutions to fund recurring spending in the 1994-95 budget ($1.5 billion). Tax cuts proposed to spur economic growth and provide relief for low and middle-income tax payers add $240 million to the projected imbalance or budget gap, bringing the total to approximately $5 billion.

The Executive Budget proposes to close this budget gap for the 1995-96 fiscal year through (1) 1.9 billion from cost containment savings in social-welfare programs, particularly Medicaid cost-containment recommendations ($1.277 billion), Income-Maintenance restructuring recommendations ($340 million), and the consolidation of various child-care programs into a Family Services Block Grant to counties and New York City; (2) $2.5 billion in savings from State agency restructuring that is expected to reduce spending on the State workforce, SUNY and CUNY, mental hygiene programs, capital projects, the prison population, and public authorities; (3) $350 million in savings from local assistance reforms, by freezing school aid, revenue sharing and county costs of pre-school special education at current levels, while proposing program legislation to provide relief from certain mandates that increase local spending; and (4) $200 million in revenue measures, primarily a new Quick Draw Lottery game and changes to tax-payment schedules.

The Executive Budget indicates that for years State revenues have grown at a slower rate than State spending, producing an increasing structural deficit, and that if the proposals in the Executive Budget are enacted (particularly the spending cuts described above) the State will start to eliminate the structural imbalance that has characterized the State's fiscal record. There can, however, be no assurances that the tax and spending cuts proposed in the Executive Budget will be enacted as proposed, or that if enacted, will eliminate potential imbalances in future fiscal years. The Governor's recommended multi-year personal income tax cuts are designed to reduce the yield on that tax by about one-third by 1988, and could require significant additional spending cuts in those years, increased economic growth to provide additional revenues, additional revenue measures, or a combination of those factors.

ECONOMIC OUTLOOK. The national economy performed better in 1994 than in any year since the recovery began in 1991. National job and income growth were substantial. In response, the Federal Reserve Board (FRB) shifted to a policy of monetary tightening by raising


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interest  rates  throughout the year. The federal funds rate is currently up 300 basis points from the level of a year ago. As a result, the economy is expected to slow sharply in the next several quarters, as higher interest rates reduce the growth in consumer spending and business investment. The Division of the Budget expects average annual growth in real gross domestic product (GDP) to be
2.8 percent in 1995, following the 4 percent pace estimated for 1994. This is somewhat more conservative than the 3.1 percent growth rate expected by the Blue Chip consensus of leading economic forecasters.

Inflationary pressures have increased due to strong national growth throughout 1994, with a fairly low unemployment rate and high capacity utilization, and economic recoveries in Europe and Japan. However, foreign competition is expected to help to moderate the increase in the inflation rate. With a slowing economy and only a modest acceleration of inflation, wage and personal income growth are expected to be moderate.

The State economy turned in a mixed performance during 1994. The moderate employment growth that characterized 1993 continued into mid-1994, then virtually ceased. After July, the trade and construction sectors stopped adding jobs and government employment declined. Growth, though considerably slower than earlier in the year, continued in the service sector. Wages grew at around 3.5 percent, reflecting, in part, a plunge in bonus payments from securities firms whose profits dropped in 1994. Personal income rose 4.0 percent in 1994.

Employment growth is expected to slow to less than 0.5 percent in 1995. Continued restructuring by large corporations and all levels of government largely account for the subdued growth rate in the forecast. Slow growth in employment and average wages is expected to restrain wage growth to a modest 3.2 percent in 1995. Personal income is anticipated to receive a boost from higher interest rates and rise by 4.4 percent.

Significant uncertainties exist in the forecasts. Consumer spending could be more robust than anticipated, and recoveries in Europe and Japan may be stronger than expected, leading to continued strong expansion throughout 1995. Interest rates, on the other hand, may be at a level that will initiate a sharper-than-expected slowdown. Financial instability, such as the foreign exchange turmoil in Mexico, remains possible. The State forecast could fail to estimate correctly the growth in average wages and the effect of corporate and government downsizing.

RECEIPTS. The Financial Plan for the 1995-96 fiscal year released on February 1, 1995, projects General Fund receipts, including transfers from other funds, of $32.516 billion, a reduction of $747 million from the revised 1994-95 State Financial Plan. Tax receipts are projected at $29.391 billion for the 1995-96 fiscal year, a reduction of $1.071 billion from the prior year.


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Although  growth in the base for tax receipts is expected to  accelerate  during the 1995-96 fiscal year, tax receipts are expected to fall by 3.5 percent, principally due to the combined effect of implementing during the 1995-96 fiscal year (1) a portion of the tax reductions originally enacted in 1987 and deferred each year since 1990, (2) additional tax cuts to prevent tax increases also originally enacted in 1987 from taking effect, and (3) the proposed employer day care credit ($5 million), together with the incremental cost of the tax reductions enacted in 1994 (more than $500 million), which effectively negate the effect of projected growth in the recurring revenue base. In addition, certain nonrecurring revenues in the 1994-95 receipts base, including the 1993-94 surplus of $1.026 billion, additional earmarking to dedicated funds (more than $210 million) and other miscellaneous one-time receipts (more than $100 million) are not available in the 1995-96 fiscal year, thereby reducing potential year-over-year growth by another 4 percentage points.

Personal income tax receipts, which show a sharp increase in 1994-95 and a projected decline in 1995-96, do not reflect the actual underlying pattern of tax liability across those fiscal years. In 1994, tax liability is actually estimated to have grown relatively slowly, less than 2.5 percent, with the apparently strong reported increase in 1994-95 collections resulting from the net drawdown of $869 million from the refund reserve, which increased stated 1994-95 cash receipts by that amount. In 1995, before the tax reductions described below, tax liability would actually have been projected to rise about 6 percent, primarily owing to an acceleration in wage growth (largely attributable to changes in the timing of bonus payments), a sharp rise in interest income, and higher reported capital gains.

Personal income tax reductions recommended in the Executive Budget are projected to produce taxpayer-savings of $720 million in calendar year 1995 reflecting the scheduled implementation of the 1987 tax reductions, which include a reduction in the top tax rate from 7.875 percent to 7.59375 percent and an increase in the standard deduction ranging from 10 to 14 percent, depending on filing status, as well as the elimination of scheduled changes that would have increased taxes for low- and middle-income taxpayers. The tax reductions recommended by the Governor are part of a multi-year program designed to reduce the yield of the income tax by about one-third by 1998.

Growth in user taxes and fees is expected to slow to about 1 percent in 1995-96, reflecting nearly $70 million of additional tax relief in this category in the coming year resulting from tax reductions enacted in 1994, the absence of extraordinary audit collections received in 1994-95, and a slowdown in the underlying growth rate of sales and use tax collections from more than 5 percent in 1994-95 to 3.5 percent in the coming year, offset by a projected improvement of $41 million as a result of recommended legislation to enhance sales tax collection procedures. Business tax receipts are projected to fall in the 1995-96 fiscal year largely reflecting the effect of tax reductions enacted in 1994. Underlying liability, which is


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expected to rise only  modestly in 1995,  is not expected to increase  enough to offset the effect of those tax reductions. Expected growth in other tax receipts in the 1995-96 fiscal year reflects, among other factors, a slight increase in the cost of the 1994 tax cuts, the diversion to the Environmental Protection Fund of a recommended $25 million in receipts from the real estate transfer tax and proposed legislation accelerating remittance of the transfer tax to the State. Growth in overall collections from miscellaneous receipts in the coming fiscal year is expected to result largely from several discrete actions involving settlement of environmental litigation, the recommended merger of public authorities, and transactions with the Power Authority, which together account for over $200 million of projected miscellaneous receipts anticipated in 1995-96. Transfers from other funds continue at prior year levels, with the addition of the transfer of $220 million in excess funds from the Metropolitan Mass Transportation Operating Assistance Fund.

DISBURSEMENTS. Disbursements in the General Fund are projected to total $32.361 billion in 1995-96, a decrease of $1,144 million or 3.4 percent. This decline reflects a broad agenda of cost containment actions, more than offsetting modest increases for fixed costs, such as pensions, debt service on bonds sold during the current year, and capital projects under construction.

In the category of grants to local governments, the 1995-96 Executive Budget recommendations generally preserve support for direct aid, such as school aid, revenue sharing, and public health programs, at 1994-95 levels. Operating aid to public schools is capped at 1995-95 amounts, while reimbursements for transportation and building aid follow current law. Costs for social welfare programs, however, are recommended to be dramatically reduced, reflecting more than $1.5 billion in cost containment actions. Medicaid decreases by $662 million, or 11.3 percent, to $5.215 billion; welfare costs decrease $109 million, or 4.9 percent, to $2.111 billion. State support for children's services is recommended to be converted to a block grant, providing local governments greater flexibility in administering these programs. All other local programs decline, primarily reflecting the elimination of $128 million in operating aid to the New York City Transit Authority, matching the reduction in New York City support of the Authority.

Spending recommended for State operations is projected to decline by $485 million, or 7.7 percent, to the lowest level since the 1985-86 fiscal year. Recommendations in the Executive Budget which would reduce the workforce by approximately 11,400 positions (most of which reduce disbursements in this category), are projected to result in personal service savings of more than $300 million. Additional savings reflect initiatives of the State University of New York and mental health agencies to maximize revenues to offset their costs.


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

Spending recommended for general State charges is projected to increase $59 million, which reflects the 1995-96 cost associated with returning the New York State and Local Employee Retirement Systems to the aggregate cost actuarial method from the projected unit credit actuarial method, as required by the Comptroller. Costs associated with the proposed early retirement program add another $22 million. Health insurance costs are projected to increase six percent and seven percent, for calendar years 1995 and 1996, respectively. Workers' compensation costs are projected to grow at 3.5 percent. Unemployment insurance costs are expected to double, in anticipation of up to 6,900 layoffs of State employees in the 1995-96 fiscal year.

The Executive Budget proposes to offset part of the increase in pension contributions by using $110 million currently on deposit in the Retirement Systems' reserves for pension supplementation, which, together with the other minor changes in assumptions, is expected to reduce the State's 1995-96 pension contribution to $286 million. The Executive Budget also recommends a similar offset of $120 million to be provided toward pension bills of other participating employers. The Comptroller, as sole trustee of the Common Retirement Fund and administrative head of the Retirement Systems, has indicated that, if the proposals are enacted, he would commence legal proceedings to prevent the proposed use of those reserves, which he considers to be a violation of the State Constitution. The Executive disagrees and considers the use to comply with the State Constitution.

General Fund debt service on short-term obligations of the State reflects the elimination of the State's spring borrowing. Transfers in support of debt service are projected to grow steadily, as the State proposes to continue to issue bonds to support approximately 48 percent of its capital projects. Transfers in support of capital projects are projected to increase despite significant proposed cutbacks in spending, owing in part to the loss of non-recurring receipts from sources other than the General Fund.

NON-RECURRING RESOURCES. The Division of the Budget estimates that the 1995-96 Financial Plan includes approximately $650 million in non-recurring resources, approximately 2 percent of the General Fund budget. The Budget Division believes that recommendations included in the Executive Budget will provide fully annualized savings in 1996-97 which more than offset the non-recurring resources used in 1995-96.

GENERAL FUND CLOSING FUND BALANCE. The closing fund balance in the General Fund for the 1995-96 fiscal year is projected to be $312 million, reflecting the required deposit of $15 million to the Tax Stabilization Reserve Fund, raising the balance in that fund to $172 million at the close of the 1995-96 fiscal year. The remainder reflects the recommended deposit of $140 million to the Contingency Reserve Fund (CRF) to provide resources to finance potential costs associated with litigation against the State.


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

SPECIAL REVENUE FUNDS. For 1995-96, the State Financial Plan projects disbursements of $25.825 billion from these funds. This includes $6.696 million from Special Revenue Funds containing State revenues, and $19.129 billion from funds containing Federal grants, primarily for social welfare programs. Disbursements recommended in the Executive Budget from State Special Revenue Funds are projected to increase $724 million or 12.1 percent from 1994-95. This increase reflects significant growth in spending supported by lottery proceeds, State University revenues, and dedicated taxes for transportation purposes. Total disbursements for programs supported by Federal grants which account for approximately three-quarters of all spending in the Special Revenue Funds, are estimated to increase $478 million or 2.6 percent over projected 1994-95. The single largest program is Medicaid, which comprises 60 percent of this Federal aid, and is expected to amount to approximately $11.4 billion both in 1994-95 and 1995-96. Growth in other Federal spending is primarily attributable to the expansion of the school lunch and breakfast programs, increased Federal reimbursement of certain State costs under the Emergency Assistance to Families program, and increased spending for the Women with Infant Children (WIC) program. No significant changes in the type or level of Federal aid are assumed.

CAPITAL PROJECTS FUNDS. Disbursements from the Capital Projects funds in 1995-96 are estimated at $3.901 billion. The estimate is the result of a review required by the Governor and the Budget Director of the necessity and affordability of projects, as well as the impact on current and future revenues and debt service requirements. This review reduced the amount the Division of the Budget estimates would otherwise have been spent on capital projects by $555 million, thereby avoiding an estimated increase of $227 million in General Fund support for capital projects. Significant among the recommended cut-backs resulting from that review are the following:

 -- Freezing mental health community bed development and cancellation of major modernization projects;
 -- Scaling back economic development programs and canceling some stadium projects;
 --   Eliminating the school maintenance program;
 --   Reducing new projects for CUNY and SUNY;
 -- Constraining the highway and bridge improvement program and deferring rail projects; and
 --   Scaling back planned increases for environmental and recreation programs.

Despite the actions described above, capital spending is still expected to increase 10.5 percent over the 1994-95 projection of $3.531 billion, and provides support for:

--    Highway and bridge contract letting at a $1.100 billion level;


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 --   Completion of mental health community beds already committed and major institutional modernization projects;
 --   Expansion and rehabilitation of prisons and youth facilities;
 --   High-priority SUNY and CUNY projects; and
 -- Increased "pay-as-you-go" funding for environmental and recreation programs over 1994-95 levels.

The share of State-funded capital projects expected to be financed on a "pay-as-you-go" basis is 38 percent in 1995-96 (as compared to 36 percent in the 1994-95), and is projected to total $1.1 billion. This is attributable to the full deposit of all authorized taxes into the Dedicated Highway and Bridge Trust Fund, the initial deposit of a portion of the real estate transfer tax into the Environmental Protection Fund, and an increase in the amount transferred from the General Fund.

DEBT SERVICE FUNDS. Disbursements are estimated at $2.498 billion in the 1995-96 fiscal year, an increase of $288 million or 13 percent from 1994-95. Of this increase, $61 million results from the loss of non-recurring resources available in the prior fiscal year, including savings from refundings of State-supported debt. Debt service would otherwise be projected to grow at 9 percent, reflecting $68 million for the General Debt Service Fund, $70 million for Dedicated Highway and Bridge Fund bonds, $30 million for payments from the Mental Hygiene Services Fund and $62 million for bonds of the Local Government Assistance Corporation
(LGAC).

The increase in debt service costs recommended in the Executive Budget primarily reflects prior capital commitments financed by bonds issued by the State and State-supported debt issued by its public authorities, and the completion of the LGAC program. The increase has been moderated by the reductions to bond-financed capital spending as discussed above, and reflects debt issuances in 1994-95 and 1995-96 which are lower than they would have been, absent the Governor's review of capital spending.

CASH FLOW. For the second time in many years, the State will meet its cash flow needs without relying on a spring borrowing. However, this achievement is predicated on two actions: the issuance of all remaining LGAC bonds authorized in the 1990 statute; and the passage of proposed legislation permitting the State to use, for cash flow purposes only, balances in the Lottery Fund. Temporary transfers will be returned within five months so that all available Lottery moneys as well as advances of additional aid can be paid to school districts in September.

The lingering impact of the 1994-95 receipts shortfall -- as well as the impact of the potential $5 billion 1995-96 imbalance on cash operations -- exerts substantial pressures on the State's


                                     - 105 -


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cash  balance  position  in the first  three  months of the fiscal  year.  These pressures are expected to abate later in the 1995-96 fiscal year, as cash outlays decline from previous levels consistent with cost-savings initiatives proposed in the Executive Budget.

GAAP-BASIS FINANCIAL PLAN

In 1995-96, the General Fund GAAP basis Financial Plan shows total revenues of $31.274 billion, total expenditures of $31.576 billion, and net other financing sources and uses of $1.123 billion; the surplus of $821 million reflects the $140 million available in the Contingency Reserve Fund (CRF), as well as the impact of LGAC bonds. New York State's General Fund GAAP basis position for 1995-96 is improved by the ongoing financing program of the Local Government Assistance Corporation (LGAC). The full amount of the LGAC bond proceeds -- $529 million in 1995-96 -- is treated as a financing source in the GAAP General Fund operating statement.

Absent the impact of LGAC and the CRF, the 1995-96 GAAP-basis Financial Plan would show a surplus of $152 million. For all governmental Funds, the summary GAAP-basis Financial Plan shows an excess of revenues and other financing sources over expenditures and financing uses of $494 million.

PRIOR FISCAL YEAR (1993-94 GAAP-BASIS RESULTS). On July 29, 1994, the Office of the State Comptroller issued the General Purpose Financial Statements of the State of New York for the 1993-94 fiscal year. The Statements were prepared on GAAP-basis and were independently audited in accordance with generally accepted auditing standards. The State's Combined Balance Sheet as of March 31, 1994 showed an accumulated surplus in its combined governmental funds of $370 million, reflecting liabilities of $13.219 billion and assets of $13.589 billion. This accumulated Governmental Funds surplus includes a $1.637 billion accumulated deficit in the General Fund, as well as accumulated surpluses in the Special Revenue and Debt Service fund types and a $622 million accumulated deficit in the Capital Projects Fund type.

YEAR-END GAAP FINANCIAL POSITION. The State completed its 1993-94 fiscal year with a combined Governmental Funds operating surplus of $1.051 billion, which included an operating surplus in the General Fund of $914 million, in the Special Revenue Funds of $149 million and in the Debt Service Funds of $23 million, and an operating deficit in the Capital Projects Funds of $35 million.


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

GAAP OPERATING RESULTS

GENERAL FUND. The State reported a General Fund operating surplus of $914 million for the 1993-94 fiscal year, as compared to an operating surplus of $2.065 billion for the prior fiscal year. The 1993-94 fiscal year surplus reflects several major factors, including the cash basis surplus recorded in 1993-94, the use of $671 million of the 1992-93 surplus to fund operating expenses in 1993-94, net proceeds of $575 million in bonds issued by the Local Government Assistance Corporation, and the accumulation of a $265 million balance in the Contingency Reserve Fund. Revenues increased $543 million (1.7 percent) over prior fiscal year revenues with the largest increase occurring in personal income taxes. Expenditures increased $1.659 billion (5.6 percent) over the prior fiscal year, with the largest increase occurring in State aid for social services programs. Other financing sources declined more than 11 percent, with a net increase in operating transfers from other funds more than offset by a decline in proceeds from financing arrangements caused by lower LGAC bond sales.

Personal income and business taxes increased by $847 million and $247 million, respectively, offset by reductions in consumption and use taxes and miscellaneous revenues of $141 million and $318 million, respectively. Personal income and business taxes increased primarily because the economy performed at a higher level. General Fund revenues from consumption and use taxes and fees declined primarily because revenues generated by both motor fuel and highway use taxes were earmarked instead for the Dedicated Highway and Bridge Trust Fund which is reported in the Capital Projects Funds. Miscellaneous revenues declined because certain receipts recorded in the prior year were nonrecurring.

Expenditures for social services programs increased $1.047 billion primarily due to increases in Medicaid and Income Maintenance. A $370 million increase in departmental operations was caused primarily by the settlement of outstanding labor contracts and unfavorable judicial decisions in previously pending litigation.

Operating transfers from other funds increased, primarily reflecting the receipt of $200 million from a prior-year claim settlement associated with the Federal government. In addition, transfers of excess sales tax receipts from the Local Government Assistance Tax Fund increased by nearly $170 million as a result of higher sales tax receipts in the Debt Service Funds. The increase in operating transfers to other funds was caused by an increase in operating subsidies provided to both the State University of New York and the City University of New York. Proceeds from financing arrangements declined over $340 million, as a result of a decrease in the issuance of LGAC bonds.

SPECIAL REVENUE, DEBT SERVICE AND CAPITAL PROJECTS FUNDS. Special Revenue Funds ended with an operating surplus of $149 million for the 1993-94 fiscal year and, as a result, the


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accumulated  fund balance has  increased  to $837  million.  Revenues  increased
$2.055 billion over the prior fiscal year primarily as a result of an increase in Federal grants to finance increased spending for social services programs, and in petroleum gross receipt taxes. Expenditures increased by $1.568 billion primarily related to social services programs. Other financing uses increased by approximately $500 million, representing increases in Federal reimbursement for Medicaid patient services provided by various State health and mental hygiene facilities.

Debt Service Funds ended with an operating surplus of $23 million for the 1993-94 fiscal year, and as a result, the accumulated fund balance has increased to $1.792 billion. Revenues increased $34 million, primarily as a result of an increase in dedicated taxes partially offset by a decrease in mental hygiene patient fees. Debt service expenditures increased $31 million. Other financing sources representing transfers from other funds increased by $220 million, as a result of an increase in Federal Medicaid reimbursement for mental hygiene patients.

An operating deficit of $35 million was reported in the Capital Projects Funds for the State's 1993-94 fiscal year, and, as a result, the accumulated deficit fund balance has increased to $622 million. Revenues increased by $458 million which was primarily attributable to the shifting of certain tax revenues from the General Fund to the Dedicated Highway and Bridge Trust Fund. Capital Projects Funds expenditures increased by $61 million. Expenditures for highway and bridge construction increased by approximately $223 million, but this increase was offset in large part by a decrease of $160 million relating to reductions in spending for water pollution control, hazardous waste programs and various miscellaneous State aid programs. Net other financing sources and uses decreased $489 million primarily as a result of a reduction in general obligation bond proceeds and a decrease in transfers from the General Fund.

ECONOMIC OUTLOOK. The national economy began to expand in 1991, although the growth rate for the first two years of the expansion was modest by historical standards. The State economy remained in recession until 1993, when employment growth resumed. Since early 1993, the State has gained approximately 100,000 jobs. Employment growth has been hindered during recent years by significant cutbacks in the computer and instrument manufacturing, utility, and defense industries. Personal income increased substantially in 1992 and 1993, aided significantly by large bonus payments in banking and financial industries.

The State Financial Plan is based on a projection by DOB of national and State economic activity. DOB forecasts that the overall rate of growth of the national economy during calendar year 1994 will be similar to the "consensus" of a widely followed survey of national


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economic  forecasters.  Growth in the real gross domestic product during 1994 is projected to be moderate (3.5 percent), with declines in defense spending and net exports more than offset by increases in consumption and investment. Continuing efforts by business to reduce costs is expected to exert a drag on economic growth. Inflation, as measured by the Consumer Price Index, is projected to remain about 3 percent due to moderate wage growth and foreign competition. Growth rates for personal income and wages are projected to increase.

New York's economy is expected to continue to expand during 1994. Industries that export goods and services to the rest of the country and abroad are expected to benefit from growing national and international markets. Both upstate and downstate regions are expected to share in this renewed growth. Employment is expected to grow moderately throughout the year, although the rate of increase is expected to be below the experience of the 1980's due to cutbacks in Federal spending and employment, as well as continued downsizing by large corporations. Both personal income and wages are expected to record moderate gains in 1994. Bonus payments in the banking and financial industries are expected to increase modestly from last year's level.

Receipts through the first two quarters of the 1994-95 fiscal year fell short of expectations by $132 million.

1994-95 STATE FINANCIAL PLAN. The four governmental fund types that comprise the State Financial Plan are the General Fund, the Special Revenue Funds, the Capital Projects Funds, and the Debt Service Funds. This fund structure adheres to accounting standards of the Governmental Accounting Standards Board.

GENERAL FUND. The General Fund is the general operating fund of the State and is used to account for all financial transactions, except those required to be accounted for in another fund. It is the State's largest fund and receives almost all State taxes and other resources not dedicated to particular purposes. In the State's 1994-95 fiscal year, the General Fund is expected to account for approximately 52 percent of total governmental-fund receipts and 51 percent of total governmental-fund disbursements. General Fund monies are also transferred to other funds, primarily to support certain capital projects and debt service payments in other fund types.

The General Fund is projected to be balanced on a cash basis for the 1994-95 fiscal year. Total receipts are projected to be $34.321 billion, an increase of $2.092 billion over total receipts in the prior fiscal year. Total General Fund disbursements are projected to be $34.248 billion, an increase of $2.351 billion over the total amount disbursed and transferred in the prior fiscal year.


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SPECIAL  REVENUE  FUNDS.  Special  Revenue  Funds  are used to  account  for the proceeds of specific revenue sources such as Federal grants that are legally restricted, either by the Legislature or outside parties, to expenditures for specified purposes. Although activity in this fund type is expected to comprise 39 percent of total government funds receipts and disbursements in the 1994-95 fiscal year, about three-quarters of that activity relates to Federally-funded programs.

Projected receipts in this fund type total $24.598 billion, an increase of $1.777 billion over the prior year. Total disbursements in this fund type total $24.982 billion, an increase of $2.259 billion over 1993-94 levels. Disbursements from Federal funds, primarily the Federal share of Medicaid and other social services programs, are projected to total $19.048 billion in the 1994-95 fiscal year. Remaining projected spending of $5.934 billion primarily reflects aid to SUNY supported by tuition and dormitory fees, education aid funded from lottery receipts, operating aid payments to the Metropolitan Transportation Authority funded from the proceeds of dedicated transportation taxes, and costs of a variety of self-supporting programs which deliver services financed by user fees.

CAPITAL PROJECTS FUNDS. Capital Projects Funds are used to account for the financial resources used for the acquisition, construction, or rehabilitation of major state capital facilities and for capital assistance grants to certain local governments or public authorities. This fund type consists of the Capital Projects Fund, which is supported by tax dollars transferred from the General Fund, and 37 other capital funds established to distinguish specific capital construction purposes supported by other revenues. In the 1994-95 fiscal year, activity in these funds is expected to comprise 5 percent of total governmental receipts and 6 percent of total governmental disbursements in the State's 1994-95 fiscal year.

Disbursements from this fund type are projected to increase by $630 million over prior-year levels, primarily reflecting higher spending for transportation and mental hygiene projects. The Dedicated Highway and Bridge Trust Fund is projected to comprise 26 percent of the activity in this fund type -- $982 million in 1994-95-- and is the single largest dedicated fund. Projected disbursements from this dedicated fund reflect an increase of $339 million over 1993-94 levels. Spending for capital projects will be financed through a combination of sources: Federal grants (25 percent), public authority bond proceeds (35 percent), general obligation bond proceeds (10 percent), and current revenues (30 percent). Total receipts in this fund type are projected at $3.233 billion, not including $374 million expected to be available from the proceeds of general obligation bonds.


DEBT SERVICE FUNDS. Debt Service Funds are used to account for the payment of principal of, and interest on, long-term debt of the State and to meet commitments under


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

lease-purchase and other contractual-obligation financing arrangements. This fund is expected to comprise 4 percent of total governmental fund receipts and disbursements in the 1994-95 fiscal year. Receipts in these funds in excess of debt service requirements are transferred to the General Fund and Special Revenue Funds, pursuant to law.

The Debt Service fund type consists of the General Debt Service Fund, which is supported primarily by tax dollars transferred from the General Fund, and seven other funds. In the 1994-95 fiscal year, total disbursements in this fund type are projected at $2.246 billion, an increase of $314 million or 16.3 percent. The transfer from the General Fund of $1.443 billion is expected to finance 64 percent of these payments.

The remaining payments are expected to be financed by pledged revenues, including $1.702 billion in taxes, $400 million in dedicated fees, and $889 billion in patient revenues. After impoundment for debt service, as required, $3.357 billion is expected to be transferred to the General Fund and other funds in support of State operations. The largest transfer -- $1.696 billion -- is made to the Special Revenue Fund type, in support of operations of the mental hygiene agencies. Another $1.301 billion in excess sales taxes is expected to be transferred to the General Fund, following payment of projected debt service on bonds of the Local Government Assistance Corporation ("LGAC").

1994-95 BORROWING PLAN. The State anticipates that its capital programs will be financed, in part, through borrowings by the State and public authorities in the 1994-95 fiscal year. The State expects to issue $374 million in general obligation bonds (including $140 million for purposes of redeeming outstanding
BANs) and $140 million in general obligation commercial paper. The Legislature has also authorized the issuance of up to $69 million in COPs during the State's 1994-95 fiscal year for equipment purchases. The projection of the State regarding its borrowings for the 1994-95 fiscal year may change if circumstances require.

LGAC is authorized to provide net proceeds of up to $315 million during the State's 1994-95 fiscal year, to fund payments to local governments.

Borrowings by other public authorities pursuant to lease-purchase and contractual-obligation financings for capital programs of the State are projected to total $2.426 billion, including costs of issuances, reserve funds, and other costs. Included therein are borrowings by (1) the Dormitory Authority of the State of New York for SUNY, the City University of New York ("CUNY"), health facilities, and SUNY dormitories; (2) MCFFA for mental health facilities;
(3) Thruway Authority for the Dedicated Highway and Bridge Trust Fund and Consolidated Highway Improvement Program; (4) UDC for prison and youth facilities and economic development programs; (5) the Housing Finance Agency for housing programs; and (6) other


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

borrowings by the Environmental Facilities Corporation and the Energy Research and Development Authority ("ERDA").

NEW YORK LOCAL GOVERNMENT ASSISTANCE CORPORATION. In June 1990, legislation was enacted creating the "New York Local Government Assistance Corporation" (the "Corporation"), a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments traditionally funded through the State's annual seasonal borrowing. Over a period of the next several years, the issuance of those long-term obligations, which will be amortized over no more than 30 years, is expected to result in eliminating the need for continuing short-term seasonal borrowing for those purposes, because the timing of local assistance payments in future years will correspond more closely with the State's available cash flow. The legislation also imposed a cap on the annual seasonal borrowing of the State at $4.7 billion, less net proceeds of bonds issued by the Corporation, except in cases where the Governor and the legislative leaders have certified both the need for additional borrowing and a schedule for reducing it to the cap. If borrowing above the cap is thus permitted in any fiscal year, it is required by law to be reduced to the cap by the fourth fiscal year after the limit was first exceeded. The Corporation has issued bonds to provide net proceeds of $3.856 billion and has been authorized to issue its bonds to provide net proceeds of up to an additional $315 million during the State's 1994-95 fiscal year. The impact of this borrowing, together with the availability of certain cash reserves, is that, for the first time in nearly 35 years, the 1994-95 State Financial Plan includes no short-term seasonal borrowing. This reflects the success of the LGAC program in permitting the State to accelerate local aid payments from the first quarter of the current fiscal year to the fourth quarter of the previous fiscal year.

1993-94 FISCAL YEAR. The State ended its 1993-94 fiscal year with a balance of $1.140 billion in the tax refund reserve account, $265 million in its Contingency Reserve Fund ("CRF") and $134 million in its Tax Stabilization Reserve Fund. These fund balances were primarily the result of an improving national economy, State employment growth, tax collections that exceeded earlier projections and disbursements that were below expectations. Deposits to the personal income tax refund reserve have the effect of reducing reported personal income tax receipts in the fiscal year when made and withdrawals from such reserve increase receipts in the fiscal year when made. The balance in the tax refund reserve account will be used to pay taxpayer refunds, rather than drawing from 1994-95 receipts.

Of the $1.140  billion  deposited  in the tax  refund  reserve  account,  $1,026 billion was available for budgetary planning purposes in the 1994-95 fiscal year. The remaining $114 million will be redeposited in the tax refund reserve account at the end of the State's 1994-95 fiscal year to continue the process of restructuring the State's cash flow as part of the LGAC program. The balance in the CRF will be used to meet the cost of litigation facing the State.


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

The Tax Stabilization Reserve Fund may be used only in the event of an unanticipated General Fund cash-basis deficit during the 1994-95 fiscal year.

Before the deposit of $1.140 billion in the tax refund reserve account, General Fund receipts in the 1993-94 exceeded those originally projected when the State Financial Plan for that year was formulated on April 16, 1993 by $1.002 billion. Greater-than-expected receipts in the personal income tax, the bank tax, the corporation franchise tax and the estate tax accounted for most of this variance, and more than offset weaker-than-projected collections from the sales and use tax and miscellaneous receipts. Collections from individual taxes were affected by various factors including changes in Federal business laws, sustained profitability of banks, strong performance of securities firms, and higher-than-expected consumption of tobacco projects following price cuts.

The higher receipts resulted, in part, because the New York economy performed better than forecasted. Employment growth started in the first quarter of the State's 1993-94 fiscal year, and, although this lagged behind the national economic recovery, the growth in New York began earlier than forecasted. The New York economy exhibited signs of strength in the service sector, in construction, and in trade. Long Island and the Mid-Hudson Valley continued to lag behind the rest of the State in economic growth. The DOB believes that approximately 100,000 jobs were added during the 1993-94 fiscal year.

Disbursements and transfers from the General Fund were $303 million below the level projected in April 1993, an amount that would have been $423 million had the State not accelerated the payment of Medicaid billings, which in the April 1993 State Financial Plan were planned to be deferred into the 1994-95 fiscal year. Compared to the estimates included in the State Financial Plan formulated in April 1993, lower disbursements resulted from lower spending for Medicaid, capital projects, and debt service (due to refundings) and $114 million used to restructure the State's cash flow as part of the LGAC program. Disbursements were higher-than-expected for general support for public schools, the State share of income maintenance, overtime for prison guards, and highways now and ice removal. The State also made the first of six required payments to the State of Delaware related to the settlement of Delaware's litigation against the State regarding the disposition of abandoned property receipts.

During the 1993-94 fiscal year, the State also established and funded a Contingency Reserve Fund ("CFR") as a way to assist the State in financing the cost of litigation affecting the State. The CFR was initially funded with a transfer of $100 million attributable to the positive margin recorded in the 1992-93 fiscal year. In addition, the State augmented this initial deposit with $132 million in debt service savings attributable to the refinancing of State and public authority bonds during 1993-94. A year-end transfer of $36 million was also made to the CRF, which, after a disbursement for authorized fund purposes, brought the CRF balance at the end of 1993-94 to $265 million. This amount was $165 million higher than the amount originally targeted for this reserve fund.

1992-93 FISCAL YEAR. The State ended its 1992-93 fiscal year with a balance of $671 million in the tax refund reserve account and $67 million in the Tax Stabilization Reserve Fund.

The State's 1992-93 fiscal year was characterized by performance that was better than projected for the national and regional economies. National gross domestic product, State personal income, and State employment and unemployment performed better than originally projected in April 1992. This favorable economic performance, particularly at year end, combined with a tax-induced acceleration of income into 1992, was the primary cause of the General Fund surplus. Personal income tax collections were more than $700 million higher than originally projected (before reflecting the tax refund reserve account transaction), primarily in the withholding and estimated payment components of the tax.

There were large, but mainly offsetting, variances in other categories of receipts. Significantly higher-than-projected business tax collections and the receipt of unbudgeted payments from the Medical Malpractice Insurance Association ("MMIA") and the New York Racing Association approximately offset the loss of an anticipated $200-million Federal reimbursement, the loss of certain budgeted hospital differential revenue as a result of unfavorable court decisions, and shortfalls in certain miscellaneous revenues.

Disbursements and transfers to other funds were $45 million above projections in April 1992, although this includes a $150 million payment to health insurers (financed with a receipt from the MMIA made pursuant to legislation passed in January 1993). All other disbursements were $105 million lower than projected. This reduction primarily reflected lower costs in virtually all categories of spending, including Medicaid, local health programs, agency operations, fringe benefits, capital projects and debt service as partially offset by higher-than-anticipated costs for education programs.

1991-92 FISCAL YEAR. The 1991-92 State fiscal year was marked by a protracted delay in the adoption of a budget, disagreements between the Executive and the Legislature over receipts and disbursements projections, and continuing deterioration in the State economy. Persistent under performance of the economy led to revenue shortfalls which were the primary cause of a $531-million deficit TRAN borrowing and a $44-million withdrawal from the tax stabilization reserve fund, depleting the balance in that fund. The tax refund reserve account had a balance of $29 million at the end of the 1991-92 fiscal year. The deposit to this account reduced personal income tax collections by $29 million in the 1991-92 fiscal year.


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

The State Financial Plan was initially formulated on June 10, 1991, more than two months after the beginning of the fiscal year. The State Financial Plan was formulated after disagreement between the Governor and the legislative leaders over spending levels, revenue-raising measures and estimates of the impact of legislative actions, and after the Governor vetoed $937 million in spending measures which the Legislature added to his proposed Executive Budget without providing the necessary revenues.

The Legislature, after consultation with the Governor, subsequently passed appropriation bills adding a net of $676 million in spending during the State's 1991-92 fiscal year. The additional spending was expected to be financed through several actions including tax increases, projected audit revenues, added operating support for tax enforcement efforts, nonrecurring revenues, and administrative actions to reduce spending.

Although the economic forecast upon which the 1991-92 State Financial Plan was based assumed a modest national recovery consistent with the consensus of forecasters at the time and continued but moderating declines in State employment, the expectations were too optimistic. The national economy was much more sluggish than forecasted, and the State economy also fared significantly worse with continued steep employment declines.

Budget projections for the 1991-92 fiscal year were adversely affected by several factors, including shortfalls in receipts from the personal income tax and user taxes and fees, higher-than-expected disbursements for Medicaid and income maintenance, and the inability of the State to complete certain nonrecurring transactions. Despite administrative cost savings from actions taken during the fiscal year of $407 million, the State was required to finance its operations through the deficit TRANs and fund transfer described above.

STATE FINANCIAL PRACTICES: GAAP BASIS. Historically, the State has accounted for, reported and budgeted its operations on a cash basis. The State currently formulates a financial plan which includes all funds required by generally accepted accounting principles ("GAAPW4,31). The State, as required by law, continues to prepare its financial plan and financial reports on the cash basis of accounting as well.

The State's financial position on a GAAP basis as of March 31, 1993 included an accumulated deficit in its combined governmental funds of $681 million. Liabilities totaled $12.864 billion and assets of $12.183 billion were available to liquidate these liabilities. The combined accumulated deficit included deficits of $2.551 billion in the General Fund and $586 million in the Capital Projects Funds, and accumulated surpluses of $1.768 billion in the Debt Service Funds and $688 million in the Special Revenue Funds. During the 1992-93 fiscal year, the State recorded an operating surplus in the governmental funds of $2.637 billion, including a General Fund operating surplus of $2.065 billion.


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

As of March 31, 1992, the State's financial position included an accumulated deficit in its combined governmental funds of $3.315 billion; liabilities were reported at $14.166 billion and assets at $10.851 billion. The accumulated governmental funds deficit included a $4.616 billion accumulated General Fund deficit, and a net accumulated surplus of $1.301 billion for all other governmental funds. During the 1991-92 fiscal year, the State recorded an operating surplus in the General Fund of $1.668 billion plus a net surplus of $1.301 billion for all other governmental funds.

GENERAL FUND. In 1992-93, the State recorded a General Fund operating surplus of $2.065 billion with a net increase in assets of $657 million and a net decrease in liabilities of $1.408 billion. The increase in assets was comprised of increases in cash of $430 million, other assets of $404 million and other receivables of $276 million offset by a decrease in taxes receivable of $453 million. The decrease in liabilities was comprised of decreases in payables to local governments of $688 million, tax and revenue anticipation notes payable of $531 million and all other liabilities of 189 million.

The 1991-92 fiscal year General Fund operating surplus of $1.688 billion was primarily attributable to a net decrease in liabilities of $2.159 billion. This was comprised of decreases in payables to local governments of $2.132 billion (primarily reflecting payments by LGAC of school aid) and TRANs payable of $374 million, offset, in part, by increases in accrued liabilities of $283 million and all other liabilities of $64 million. The decrease in liabilities was offset in part by a $491 million decline in assets.

ECONOMIC OVERVIEW

The State is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. The State's location and its excellent air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, the State has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries.

The State has historically been one of the wealthiest states in the nation. For decades, however, the State has grown more slowly than the nation as a whole, gradually eroding its relative economic affluence. Statewide, urban centers have experienced significant changes involving migration of the more affluent to the suburbs and an influx of generally less affluent residents. Regionally, the older Northeast cities have suffered because of the relative success that the South and the West have had in attracting people and business.


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

During the calendar years 1982 and 1983, the State's economy in most respects performed better than that of the nation. However, in the calendar years 1984 through 1991, the State's rate of economic expansion was somewhat slower than that of the nation. The unemployment rate in the State dipped below the national rate in the second half of 1981 and has generally remained lower until 1991. The total employment growth rate in the State has been below the national average since 1984. Total personal income in the State has risen slightly faster than the national average every year since 1983, with the exception of 1985, 1990 and 1991.

The State has for many years had a very high State and local tax burden relative to other states. The State and its localities have used these taxes to develop and maintain their transportation networks, public schools and colleges, public health systems, other social services and recreational facilities. Despite these benefits, the burden of State and local taxation, in combination with the many other causes of regional economic dislocation, may have contributed to the decisions of some businesses and individuals to relocate outside, or not locate within, the State.

To stimulate the State's economic growth, the State has developed programs, including the provision of direct financial assistance by State-related sources, designed to assist businesses to expand existing operations located within the State and to attract new businesses to the State. Local industrial development agencies raised an aggregate of approximately $7.8 billion in separate tax-exempt bond issues through December 31, 1993. There are currently over 100 county, city, town and village agencies. No new agencies have been established since 1987. In addition, the New York State Urban Development Corporation ("UDC") is empowered to issue, subject to approval by the Public Authorities Control Board, bonds and notes on behalf of private corporations for economic development projects. The State has also established the New York Insurance Exchange which permits insurers and individual investors to combine to compete with Lloyd's of London in the underwriting of large primary and reinsurance risks. The State has also taken advantage of certain changes in Federal bank regulations to establish a free international banking zone in the City.

In addition, the State has provided various tax incentives to encourage business relocation and expansion. These programs include direct tax abatement from local property taxes for new facilities (subject to locality approval) and investment tax credits that are applied against the State corporation franchise tax. Furthermore, legislation passed in 1986 authorizes the creation of up to 40 "economic development zones" in economically distressed regions of the State. Businesses in these zones are provided a variety of tax and other incentives to create jobs and make investments in the zones as the beginning of the State's 1994-95 fiscal year, there were 19 such zones.


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The 1994-95 budget contains a significant investment in efforts to spur economic growth. The budget includes provisions to reduce the level of business taxation in New York, with cuts in the corporate tax surcharge, the alternative minimum tax imposed on business and the petroleum business tax, repeal of the State's hotel occupancy tax, and reductions in the real property gains tax to stimulate construction and facilitate the real estate industry's access to capital. Complementing the elimination of the hotel tax is a $10 million investment of State funds in the "I Love New York" program designed to spur tourism activity throughout the State.

To help strengthen the State's economic recovery, the 1994-95 budget also includes more than $200 million in additional funding for economic development programs. Special emphasis is placed on programs intended to enable New York State to: (i) invest in high technology industries; (ii) expand access to foreign markets; (iii) strengthen assistance to small businesses, particularly those owned by women and minorities; (iv) retain and attract new manufacturing jobs; (v) help companies and communities impacted by continued cutbacks in Federal defense spending and ongoing corporate downsizings; and (vi) bolster the tourism industry. In addition, the budget includes increased levels of support for programs to rebuild and maintain State infrastructure, and provisions to create 21 new economic development zones.

STATE AUTHORITIES. The fiscal stability of the State is related, in part, to the fiscal stability of its public Authorities for financing, constructing and operating revenue-producing public benefit facilities. Authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself and may issue bonds and notes within the amounts of, and as otherwise restricted by, their legislative authorization. As of September 30, 1993 there were 18 Authorities that had outstanding debt of $100 million or more. The aggregate outstanding debt, including refunding bonds, of these 18 Authorities was $63.5 billion as of September 30, 1993. As of March 31, 1994, aggregate public authority debt outstanding as State-supported debt was $21.1 billion and as State-related debt was $29.4 billion.

Moral obligation financing generally involves the issuance of debt by an Authority to finance a revenue-producing project or other activity, and that debt is secured by project revenues and statutory provisions of the State, subject to appropriation by the Legislature, to make up any deficiencies which may occur in the issuer's debt service reserve fund. Under lease-purchase or contractual-obligation financing arrangements, Authorities and certain municipalities have issued obligations to finance the construction and rehabilitation of facilities or the acquisition and rehabilitation of equipment, and expect to cover debt service and amortization of the obligations through the receipt of rental or other contractual payments made by the State. The State has also entered into a payment agreement with the


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New York  Local  Government  Assistance  Corporation.  State  lease-purchase  or contractual-obligation financing arrangements involve a contractual undertaking by the State to make payments to an Authority, municipality or other entity, but the State's obligation to make such payments is generally expressly made subject to appropriation by the Legislature and the actual availability of money to the State for making the payments. The State also participates in the issuance of certificates of participation in a pool of leases entered into by the State's Office of General Services on behalf of several State departments and agencies. The State has also participated in the issuance of certificates of participation for the acquisition of real property which represent proportionate interests in lease payments to be paid by the State. Moral obligation financing is an arrangement pursuant to which the State provides, by statute, that it will pay such money as may be required to make up any deficiency in a debt service reserve fund established to assure payment of bonds. Lease-purchase financing is an arrangement pursuant to which the State leases from a public benefit corporation or municipality for a term not less than the amortization period of the debt obligations issued by the public benefit corporation or municipality to finance acquisition or, pays rent which is used to pay debt service on the obligations. Contractual-obligation financing is an arrangement pursuant to which the State makes periodic payments to a public benefit corporation under a contract with a term not less than the amortization period of the debt obligations issued by such corporation in connection with such contract.

Authorities are generally supported by revenues generated by the projects financed or operated, such as fares, user fees on bridges, highway tolls and rentals for dormitory rooms and housing. In recent years, however, the State has provided financial assistance through appropriations, in some cases of a recurring nature, to certain of the 18 Authorities for operation and other expenses and, in fulfillment of its commitments on moral obligation indebtedness or otherwise, for debt service. This assistance is expected to continue to be required in future years.

Several Authorities have, in the past experienced financial difficulties. Certain Authorities continue to experience financial difficulties, requiring financial assistance from the State.

The Metropolitan Transportation Authority (the "MTA") oversees New York City's subway and bus lines by its affiliates, the New York City Transit Authority and the Manhattan and Bronx Surface Transit Operating Authority (collectively, the "TA"). Through MTA's subsidiaries, the Long Island Rail Road Company, the
Metro-North Commuter Railroad Company and the Metropolitan Suburban Bus Authority, the MTA operates certain commuter rail and bus lines in the New York metropolitan area. In addition, the Staten Island Rapid Transit Operating Authority, an MTA subsidiary, operates a rapid transit line on Staten Island. Through its affiliated agency, the Triborough Bridge and Tunnel Authority (the "TBTA"), the MTA operates certain intrastate toll bridges and tunnels. Because fare


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revenues  are not  sufficient  to  finance  the mass  transit  portion  of these operations, the MTA has depended and will continue to depend for operating support upon a system of State, local government and TBTA support and, to the extent available, Federal operating assistance, including loans, grants and operating subsidies.

If current revenue projections are not realized and/or operating expenses exceed current projections, the TA or commuter railroads may be required to seek additional State assistance, raise rates or take other actions.

Over the past several years the State has enacted several taxes--including a surcharge on the profits of banks, insurance corporations and general business corporations doing business in the 12-county Metropolitan Transportation Region served by the MTA and a special one-quarter of 1 percent regional sales and use tax--that provide revenues for mass transit purposes, including assistance to the MTA. The surcharge, which expired in November 1995, yielded approximately $507 million in calendar year 1992, of which the MTA was entitled to receive approximately 90 percent, or approximately $456 million. These amounts include some receipts resulting from a change in State law to require taxpayers to make estimated payments on their surcharge liabilities. In addition, in March 1987, legislation was enacted that creates an additional source of recurring revenues for the MTA. This legislation requires that the proceeds of a one-quarter of 1% mortgage recording tax paid on certain mortgages in the Metropolitan Transportation Region that heretofore had been paid to the State of New York Mortgage Agency be deposited in a special MTA fund. These tax proceeds may be used by the MTA for either operating or capital (including debt service) expenses. Further, in 1993, the State dedicated a portion of the State petroleum business tax to fund operating or capital assistance to the MTA. For the 1994-95 State fiscal year, total State assistance to the MTA is estimated at approximately $1.3 billion.

In 1993, State legislation authorized the funding of a five-year $9.56 billion MTA capital plan for the five-year period, 1992 through 1996 (the "1992-96 Capital Program"). The MTA has received approval of the 1992-96 Capital Program based on this legislation from the 1992-96 Capital Program Review Board, as State law requires. This is the third five-year plan since the Legislature authorized procedures for the adoption, approval and amendment of a five-year plan in 1981 for a capital program designed to upgrade the performance of the MTA's transportation systems and to supplement, replace and rehabilitate facilities and equipment. The MTA, the TBTA and the TA are collectively authorized to issue an aggregate of $3.1 billion of bonds (net of certain statutory exclusions) to finance a portion of the 1992-96 Capital Program. The 1992-96 Capital Program is expected to be financed in significant part through dedication of State petroleum business taxes referred to above.


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

There can be no assurance that all the necessary governmental actions for the Capital Program will be taken, that funding sources currently identified will not be decreased or eliminated, or that the 1992-96 Capital Program, or parts thereof, will not be delayed or reduced. Furthermore, the power of the MTA to issue certain bonds expected to be supported by the appropriation of State petroleum business taxes is currently the subject of a court challenge. If the Capital Program is delayed or reduced, ridership and fare revenues may decline, which could, among other things, impair the MTA's ability to meet its operating expenses without additional State assistance.

CERTIFICATES OF PARTICIPATION. The New York Fund may invest at times in certificates of participation which represent proportionate interests in certain lease or other payments made by the State with respect to equipment or real property of the departments or agencies of the State. Such payments are subject to annual appropriation by the Legislature and the availability of money to the State for making such payments.

NEW YORK CITY. On February 14, 1995, the Mayor released the Preliminary Budget for the City's 1996 fiscal year (commencing July 1), which addressed a projected $2.7 billion budget gap. Most of the gap-closing initiatives may be implemented only with the cooperation of the City's municipal unions, or the State or Federal governments. The Office of the State Deputy Comptroller for the City of New York (OSDC) and the State Financial Control Board continue their respective oversight activities.

The fiscal health of the State is closely related to the fiscal health of its localities, particularly the City, which has required and continues to require significant financial assistance from the State. The City's independently audited operating results for each of its 1981 through 1993 fiscal years, which ended on June 30, show a General Fund surplus reported in accordance with GAAP. The City has eliminated the cumulative deficit in its net General Fund position. In addition, the City's financial statements for the 1993 fiscal year received an unqualified opinion from the City's independent auditors, the eleventh consecutive year the City has received such an opinion.

In response to the City's fiscal crisis in 1975, the State took a number of steps to assist the City in returning to fiscal stability. Among these actions, the State created the Municipal Assistance Corporation for the City of New York ("MAC") to provide financing assistance to the City. The State also enacted the New York State Financial Emergency Act for The City of New York (the "Financial Emergency Act") which, among other things, established the New York State
Financial Control Board (the "Control Board") to oversee the City's financial affairs. The State also established the Office of the State Deputy Comptroller for the City of New York ("OSDC") to assist the Control Board in exercising its powers and responsibilities.


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

The City operates under a four-year financial plan which is prepared annually and is periodically updated. On June 30, 1986, the Control Board's powers of approval over the City's financial plan were suspended pursuant to the Financial Emergency Act. However, the Control Board, MAC and OSDC continue to exercise various monitoring functions relating to the City's financial position. The City submits its financial plans as well as the periodic updates to the Control Board for its review.

Estimates of the City's revenues and expenditures are based on numerous assumptions and are subject to various uncertainties. If expected Federal or State aid is not forthcoming, if unforeseen developments in the economy significantly reduce revenues derived from economically sensitive taxes or necessitate increased expenditures for public assistance, if the City should negotiate wage increases for its employees greater than the amounts provided for in the City's financial plan or if other uncertainties materialize that reduce expected revenues or increase projected expenditures, then, to avoid operating deficits, the City may be required to implement additional actions, including increases in taxes and reductions in essential City services. The City might also seek additional assistance from the State.

On July 8, 1994 the City submitted to the Control Board a four-year Financial Plan covering fiscal years 1995 through 1998 (the "1995-1998 Financial Plan"). The 1995-98 Financial Plan reflects a program of proposed actions by the City, State and Federal governments to close the gaps between projected revenues and expenditures of $955 million, $1.547 billion and $2.024 billion for the 1996, 1997 and 1998 fiscal years, respectively.

City gap-closing actions total $705 million in the 1996 fiscal year, $1.072 in the 1997 fiscal year and $1.299 billion in the 1998 fiscal year. These actions, a substantial number of which are unspecified, include additional spending reductions, the reduction of City personnel through attrition, government efficiency initiatives, procurement initiatives and labor productivity initiatives. Certain of these initiatives may be subject to negotiation with the City's municipal unions.

State actions proposed in the gap-closing program total $200 million, $375 million and $525 million in the 1996, 1997 and 1998 fiscal years, respectively. These actions include savings primarily from the proposed State assumption of certain medicaid costs.

The Federal actions proposed in the gap-closing program are $50 million, $100 million and $200 million in increased Federal assistance in fiscal years 1996 through 1998, respectively.

Various actions proposed in the Financial Plan, including the proposed increase in State aid, are subject to approval by the Governor and the State Legislature, and the proposed increase in Federal aid is subject to approval by Congress and the President. State and Federal actions


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

are uncertain and no assurance can be given that such actions will in fact be taken or that the savings that the City projects will result from these actions will be realized. The State Legislature failed to approve a substantial portion of the proposed State assumption of Medicaid costs in the last session. The Financial Plan assumes that these proposals will be approved by the State Legislature during the 1996 fiscal year and that the Federal government will increase its share of funding for the Medicaid program. If these measures cannot be implemented, the City will be required to take other actions to decrease expenditures or increase revenues to maintain a balanced financial plan.

The City's projected budget gaps for the 1997 and 1998 fiscal years do not reflect the savings expected to result from prior years' programs to close the gaps set forth in the Financial Plan. Thus, for example, recurring savings anticipated from the actions which the City proposes to take to balance the fiscal year 1996 budget are not take into account in projecting the budget gaps for the 1997 and 1998 fiscal years.

Although the City has maintained balanced budgets in each of its last thirteen fiscal years, and is projected to achieve balanced operating results for the 1995 fiscal year, there can be no assurance that the gap-closing actions proposed in the Financial Plan can be successfully implemented or that the City will maintain a balanced budget in future years without additional State aid, revenue increases or expenditure reductions. Additional tax increases and reductions in essential City services could adversely affect the City's economic base.

On March 1, 1994, the City Comptroller issued a report on the state of the City's economy. The report concluded that, while the City's long recession is over, moderate growth is the best the City can expect, with the local economy being held back by continuing weakness in important international economies.

On August 2, 1994, the City Comptroller issued a report on the City's July Financial Plan. With respect to the 1995 fiscal year, the City Comptroller stated that, after adjusting for the recently announced $250 million increased reserve and $90 million decrease in the projected surplus for the 1994 fiscal year, the total risk could be as much as $768 million to $968 million. Risks which were identified as substantial risks included a possible $263 million increase in overtime costs; approval by the State Legislature of a tort reform program to limit damage claims against the City, which would result in savings of $45 million; the $65 million proceeds from a proposed asset sale; possible additional expenditures at HHC totaling $60 million; $60 million of possible increased pension contributions resulting from lower than assumed pension fund earnings; assumed improvement in the collection of taxes, fines and fees totaling $50 million; renegotiation of the terms of certain Port Authority leases totaling $75 million; the receipt of the $200 million of increased Federal aid; and $41 million of possible increased expenditures for judgments and claims.


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

On October 14, 1994, the City Comptroller issued a report concluding that the budget gap for the 1995 fiscal year had increased to $1.4 billion, due, in part, to continuing shortfalls in tax revenues. The Comptroller also notes that the gaps for the 1996 through 1998 fiscal years will increase significantly as a result of an actuarial audit of the City's pension system, to be completed in the near future. The City Comptroller has previously noted that HHC is projecting an increase in Medicaid reimbursement, which could result in approximately $40 million of additional Medicaid payments by the City to HHC in the 1995 fiscal year.

On July 27, 1994, OSDC issued a report reviewing the July Financial Plan. The report concluded that a potential budget gap of $616 million existed for the 1995 fiscal year, resulting primarily from $150 million of greater than anticipated overtime costs in the uniformed agencies; the minimal possibility of State approval for the tort reform initiative; the potential for $50 million of increased pension costs as a result of lower than assumed pension fund earnings; the possibility of $110 million of additional City assistance to HHC; and uncertainties concerning the receipt of $50 million resulting from the proposed increased collection efforts. The report identified additional risks for the 1995 fiscal year totaling $152 million.

On October 14, 1994, OSDC issued a report on the local economy. The report concluded that the expansion of the City's economy broadened and strengthened in 1994 and is expected to continue. However, the report noted that if national growth slows as some forecasts now indicate, it could dampen prospects for key sectors in the local economy, especially professional services, manufacturing, culture and media. The delayed recovery in the international economies most closely tied to New York, particularly Continental Europe and Japan, may slow the further recovery of the City's professional business services until later in 1995. In addition, the extremely poor second quarter profits in the securities industry have yet to fully reverberate throughout the City's economy. Wall Street has announced job cutbacks and is expected to lower its year-end bonuses, which the report found would slow the growth in wages and person income. This would dampen the near-term outlook and constrain the growth in the City tax revenues, notably the personal income, sale and general corporation tax, in the coming months. Finally, local government will continue to shed jobs and the rate of growth of local government expenditures will abate.

On July 28, 1994, the staff of the Control Board issued a report on the July Financial Plan. In its report the staff concluded that the City faced risks of more than $1 billion in the 1995 fiscal year, as well as an additional risk of greater than $165 million annually from increased pension costs if the State Legislature enacts a pension supplementation bill increasing pension benefits. The staff noted that the amount of risk involved this early in the fiscal year is unprecedented and very worrisome. In addition, the staff indicated that the risks for the 1996 fiscal year exceeded $2 billion and that the risks for each of the 1997 and 1998 fiscal years


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approximated  $3 billion.  Risks for the 1995 through 1998 fiscal years included the potential for increased overtime and pension costs and uncertainties concerning the proposed reduction in City expenditures for health care costs, the anticipated revenues from renegotiation of the terms of certain Port Authority leases, savings resulting from the proposed tort reform program to limit damage claims against the City, and increased Federal aid.

The City requires certain amounts of financing for seasonal and capital spending purposes. The City has issued $1.75 billion of notes for seasonal financing purposes during fiscal year 1994. The City's capital financing program projects long-term financing requirements of approximately $17 billion for the City's fiscal years 1995 through 1998. The major capital requirements include expenditures for the City's water supply and sewage disposal systems, roads, bridges, mass transit, schools, hospitals and housing.

OTHER LOCALITIES. Certain localities in addition to the City could have financial problems leading to requests for additional State assistance during the State's 1994-95 fiscal year and thereafter. The potential impact on the State of such actions by localities is not included in the projections of the State receipts and disbursements in the State's 1994-95 fiscal year.

Fiscal difficulties experienced by the City of Yonkers ("Yonkers") resulted in the creation of the Financial Control Board for the City of Yonkers (the
"Yonkers Board") by the State in 1984. The Yonkers Board is charged with oversight of the fiscal affairs of Yonkers. Future actions taken by the Governor or the State Legislature to assist Yonkers could result in allocation of State resources in amounts that cannot yet be determined.

CERTAIN MUNICIPAL INDEBTEDNESS. Certain localities in addition to the City could have financial problems leading to requests for additional State assistance during the State's 1994-95 fiscal year and thereafter. The potential impact on the State of such requests by localities is not included in the projections of the State's receipts and disbursements for the State's 1994-95 fiscal year.

Fiscal difficulties experienced by the City of Yonkers resulted in the re-establishment of the Financial Control Board for the City of Yonkers by the State in 1984. That Board is charged with oversight of the fiscal affairs of Yonkers. Future actions taken by the State to assist Yonkers could result in allocation of State resources in amounts that cannot yet be determined.

Municipalities and school districts have engaged in substantial short-term and long-term borrowings. In 1992, the total indebtedness of all localities in the State other than New York City was approximately $15.7 billion. A small portion (approximately $71.6 million) of that indebtedness represented borrowing to finance budgetary deficits and was issued pursuant to


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State  enabling  legislation.  (For further  information on the debt of New York localities, see Table A-8 in Appendix A.) State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units other than New York City authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding. Seventeen localities had outstanding indebtedness for deficit financing at the close of their fiscal year ending in 1992.

From time to time, Federal expenditure reductions could reduce, or in some cases eliminate, Federal funding of some local programs and accordingly might impose substantial increased expenditure requirements on affected localities. If the State, the City or any of the public authorities were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, the marketability of notes and bonds issued by localities within the State could be adversely affected. Localities also face anticipated and potential problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Long-range potential problems of declining urban population, increasing expenditures and other economic trends could adversely affect localities and require increasing State assistance in the future.

LITIGATION. The State is a defendant in numerous legal proceedings pertaining to matters incidental to the performance of routine governmental operations. Such litigation includes, but is not limited to, claims asserted against the State arising from alleged torts, alleged breaches of contracts, condemnation proceedings and other alleged violations of State and Federal laws.

Adverse developments in those proceedings or the initiation of new proceedings could affect the ability of the State to maintain a balanced 1994-95 State Financial Plan. Although other litigation is pending against the State, no current litigation involves the State's authority, as a matter of law, to contract indebtedness, issue its obligations, or pay such indebtedness when it matures, or affects the State's power or ability, as a matter of law, to impose or collect significant amounts of taxes and revenues. In its Notes to its General Purpose Financial Statements for the fiscal year ended March 31, 1994, the State reports its estimated liability for awarded and anticipated unfavorable judgments at $675 million.

RATINGS. As of June 28, 1993, Moody's rated the City's general obligation bonds Baa1 and S&P rated such bonds A-. Such ratings reflect only the views of Moody's and S&P, from which an explanation of the significance of such ratings may be obtained. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely. Any such downward revision or withdrawal could have an adverse effect on the market prices of the City's bonds.


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RISK FACTORS

In view of the New York Tax-Free Fund's policy of concentrating its investments in the obligations of New York State, its municipalities, agencies and instrumentalities (collectively "New York Issuers"), the following information is provided to investors. This represents only a brief summary of the corresponding risks inherent in the Fund and does not purport to be a complete description. It is based on information obtained from official statements relating to securities offerings of the State, from independent municipal credit reports and from other sources. This information is believed to be accurate but has not been independently verified by the Fund. Additional information may be obtained from official statements and prospectuses issued by, and other information reported by the State and its various public bodies and other entities located within the State in connection with the issuance of their respective securities.

As noted in the New York Tax-Free Fund's Prospectus, as a fundamental policy, at least 65% of the Fund's net assets will ordinarily be invested in New York State, municipal and public authority debt obligations, the interest from which is exempt from Federal income tax, New York State income tax and New York City personal income tax ("New York State Tax Exempt Securities"). Therefore, the New York Tax-Free Fund is more susceptible to political, economic or regulatory factors and/or events affecting the State and its political subdivisions than would a more diverse portfolio of securities relating to a number of different states. In addition, the value of the New York Tax-Free Fund's shares may fluctuate more widely than the value of shares of a diversified portfolio of securities relating to a number of different states.

A national recession commenced in mid-1990. The nation then experienced a period of weak economic growth during 1991 and 1992. In 1993, the nation's economy grew faster than in 1992, but still at a very moderate rate, as compared to other recoveries. The rate of economic expansion accelerated considerably in 1994. National employment and income growth in 1994 were substantial. In response, the Federal Reserve Board shifted to a policy of monetary tightening by raising interest rates throughout most of the year. As a result, expansion of the economy slowed sharply during the first half of 1995 as higher interest rates reduced the growth of consumer spending and business investment.

The economic recession was more severe in the State and its recovery started later than in the nation as a whole due in part to the significant downsizing in the banking and financial services industries, defense related industries and other major corporations as well as an overbuilt commercial real estate market. The State recovery, as measured by employment, began near the start of calendar year 1993. During the calendar year 1993, employment began to increase, though sporadically, and the unemployment rate declined. Moderate


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employment  growth  continued  into the  first  half of 1994 but then  came to a virtual halt in the middle of the year. Employment growth once again picked up in 1995, though as of September, 1995, unemployment in New York State was 6.8%.

New York State's fiscal year begins April 1 of each year. The 1995-1996 budget, adopted over two months later than the April 1, 1995 deadline, attempted to make important changes to the State's fiscal policies. For the first time in 50 years, the State's budget called for a reduction in year to year expenditures. At the same time, the budget attempted to close a $4.8 billion gap identified at the beginning of the budget process by, in part, significantly reducing expenditures on certain services. Through the first six months of the 1995-1996 fiscal year, the State has made no significant revisions to the budget and still projects a balanced budget for the year. However, with the projected slow down of the national and State economies along with the sizes of the additional tax reductions expected to be phased in over the next two years, the State's fiscal outlook remains stressed.

On October 2, 1995, the State Comptroller released a report entitled "Comptroller's Report on the Financial Condition of New York State 1995" in which he identified several risks to the State Financial Plan and reaffirmed his estimate that the State faces a potential imbalance in receipts and disbursements of at least $2.7 billion for the State's 1996-1997 fiscal year and at least $3.9 billion for the State's 1997-1998 fiscal year.

Uncertainties with regard to both the economy and potential decisions at the federal level add further pressure on future budget balance in New York State. Specific budget proposals being discussed at the federal level but not included in the State's current economic forecast would, if enacted, have a disproportionately negative impact on the longer-term outlook for the State's economy as compared to other states.

To the extent that the State's municipalities, agencies and authorities require State assistance to meet their financial obligations, the ability of the State of New York to meet its own obligations as they become due or to obtain additional financing could be adversely affected and any reduction in such assistance and subsidies by the State could adversely affect the ability of such issuers to meet their debt obligations. Any reduction in the actual or perceived ability of any issuer of New York State Tax-Exempt securities to meet its obligations (including a reduction in the rating of its outstanding securities) would be likely to adversely affect the market value and marketability of its obligations and could adversely affect the values of New York tax-exempt securities as well.

A  substantial  principal  amount  of bonds  issued by  various  municipalities, agencies and authorities are either guaranteed by the State through lease-purchase arrangements, other contractual obligations or moral obligation provisions, which impose no immediate financial obligation on the State and require appropriations by the legislature before any payments can be made. Failure of the State to appropriate necessary amounts or to take other action to permit such municipalities, agencies or authorities to meet their obligations could result in their default. If a default were to occur, it would likely have a significant adverse impact on the market price of obligations of the State and its municipalities, agencies and authorities. While debt service is normally paid out of revenues generated by projects of such issuers, the State has had to appropriate large amounts of funds in recent years to enable such municipalities, agencies and authorities to meet their financial obligations and in some cases, prevent default. Additional financial assistance is expected to be required in the current and in the future fiscal years since certain municipalities, agencies and authorities continue to experience financial difficulties.

The combination of state and local taxes in the State has been among the highest in the nation for many years. The burden of state and local taxation, in combination with the many other causes of regional economic dislocation, has contributed to the decisions of some businesses and individuals to relocate outside, or not relocate within, the State. The current high level of taxes limits the ability of New York State, New York City and other municipalities to impose higher taxes in the event of future difficulties. In addition, constitutional challenges to State laws have limited the amount of taxes which political subdivisions can impose on real property, which may have an adverse effect on the ability of issuers to meet obligations supported by such taxes. A variety of additional court actions have been brought against the State and certain agencies and municipalities relating to financing, amount of real estate tax, use of tax revenues and other matters, which could adversely affect the ability of the State or such agencies or municipalities to pay their obligations.

The fiscal health of the State is closely related to the fiscal health of its localities, particularly New York City, which has required and continues to require significant financial assistance from the State. Both the State and the City face potential economic problems which could seriously affect the ability of both the State and the City to meet their respective financial obligations. On July 10, 1995, Standard & Poor's lowered its rating on the City's general obligation bonds to BBB+ from A-. The City faces continuing and recurring problems of economic sluggishness compounded by reductions in State aid. Moreover, large budget gaps projected over the next three years further indicate the City's lack of financial flexibility. Despite Mayor Guilliani's efforts at reform, many industry analysts expected further downgrades by the credit agencies rating in the future.

Beginning in early 1975, the State, the City and other State entities faced serious financial difficulties which jeopardized the credit standing and impaired the borrowing abilities of such entities and contributed to higher interest rates on, and lower market prices for, debt obligations issued by them. A recurrence of such financial difficulties or failure of certain financial recovery programs could result in defaults or declines in the market values of numerous New York obligations in which the Fund may invest.

Since 1990, Standard & Poor's and Moody's Investor Service, Inc. each lowered its credit rating on New York State's general obligation bonds and certain other obligations issued by New York State. Ratings of New York State's general obligation bonds are among the lowest of all states. As a result, there are special risks inherent in the Fund's concentration of investments in New York tax-exempt securities.

The foregoing information as to certain New York risk factors is given to investors in view of the Fund's policy of concentrating its investments in New York Issuers. Such information constitutes only a brief summary and does not purport to be a complete description. See Appendix A to this Statement of Additional Information for a description of municipal securities ratings.

DETERMINING NET ASSET VALUE FOR THE MONEY MARKET FUNDS

The Financial Reserves Fund, the Institutional Money Market Fund, the Ohio Municipal Money Market Fund, the Prime Obligations Fund, the Tax-Free Money Market Fund, and the U.S. Government Obligations Fund (the "Money Market Funds") use the amortized cost method to determine their net asset value.

USE OF THE AMORTIZED COST METHOD. The Money Market Funds' use of the amortized cost method of valuing their instruments depends on their compliance with certain conditions contained in Rule 2a-7 of the 1940 Act. Under Rule 2a-7, the Trustees must establish procedures reasonably designed to stabilize the net asset value per share ("NAV"), as computed for purposes of distribution and redemption, at $1.00 per share, taking into account current market conditions and the Money Market Funds' investment objectives.

The Money Market Funds have elected to use the amortized cost method of valuation pursuant to Rule 2a-7. This involves valuing an instrument at its cost initially and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Money Market Fund would receive if it sold the instrument. The value of securities in a Money Market Fund can be expected to vary inversely with changes in prevailing interest rates.

Pursuant to Rule 2a-7, the Money Market Funds will maintain a dollar-weighted average portfolio maturity appropriate to its objective of maintaining a stable net asset value per share, provided that a Money Market Fund will not purchase any security with a remaining maturity of more than 397 days (securities subject to repurchase agreements may bear longer maturities) nor maintain a dollar-weighted average portfolio maturity which exceeds 90 days. Should the disposition of a Money Market Fund's security result in a dollar weighted average portfolio maturity of more than 90 days, the Money Market Fund will invest its available cash to reduce the average maturity to 90 days or less as soon as possible.

The Victory Portfolios' Trustees also have established procedures reasonably designed, taking into account current market conditions and the Victory Portfolios' investment objectives, to stabilize the net asset value per share of the Money Market Funds for purposes of sales and redemptions at $1.00. These procedures include review by the Trustees, at such intervals as they deem appropriate, to determine the extent, if any, to which the net asset value per share of the Money Market Funds calculated by using available market quotations deviates from $1.00 per share. In the event such deviation exceeds one-half of one percent, Rule 2a-7 requires that the Board promptly consider what action, if any, should be initiated. If the Trustees believe that the extent of any deviation from a Money Market Fund's $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing investors, they will take such steps as they consider appropriate to eliminate or reduce to the extent reasonably practicable any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity, shortening the dollar-weighted average portfolio maturity, withholding or reducing dividends, reducing the number of a

Money Market Fund's outstanding shares without monetary consideration, or using a net asset value per share determined by using available market quotations.

MONITORING PROCEDURES

The Trustee's procedures include monitoring the relationship between the amortized cost value per share and the net asset value per share based upon available indications of market value. The Trustees will decide what, if any, steps should be taken if there is a difference of more than 0.5% between the two values. The Trustees will take any steps they consider appropriate (such as redemption in kind or shortening a Money Market Fund's average maturity) to minimize any material dilution or other unfair results arising from differences between the two methods of determining net asset value.

INVESTMENT RESTRICTIONS

Rule 2a-7 requires that the Money Market Funds limit their investments to instruments that, in the opinion of the Trustees, present minimal credit risks and have received the requisite rating from one or more NRSRO. The Money Market Funds will limit the percentage allocation of their investments so as to comply with Rule 2a-7, which generally limits to 5% of total assets the amount which may be invested in the securities of any one issuer. If the instruments are not rated, the Trustees must determine that they are of comparable quality.

The Money Market Funds may attempt to increase yield by trading portfolio securities to take advantage of short-term market variations. This policy may, from time to time, result in high portfolio turnover. Under the amortized cost method of valuation, neither the amount of daily income nor the net asset value is affected by any unrealized appreciation or depreciation of the portfolio.

In periods of declining interest rates, the indicated daily yield on shares of the Money Market Funds computed by dividing the annualized daily income on a Money Market Fund's portfolio by the net asset value computed as above may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates.

In periods of rising interest rates, the indicated daily yield on shares of the Money Market Funds computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

VALUATION OF PORTFOLIOS SECURITIES FOR THE MONEY MARKET FUNDS

The net asset value of the Money Market Funds is determined and the shares of each Money Market Fund are priced as of the Valuation Time(s) on each Business Day. A "Business Day" is a day on which the New York Stock Exchange and the Federal Reserve Bank of Cleveland is open for trading and any other day (other than a day on which no shares of a Money Market Fund are tendered for redemption and no order to purchase any shares is received) during which there is sufficient trading in portfolio instruments that a Money Market Fund's net assets value per share might be materially affected. The New York Stock

Exchange will not open in observance of the following holidays: New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas.

VALUATION OF PORTFOLIO SECURITIES FOR THE TAXABLE BOND FUNDS AND THE TAX-FREE BOND FUNDS

Investment securities held by the Fund For Income, the Government Mortgage Fund, the Intermediate Income Fund, the Investment Quality Bond Fund, and the Limited Term Income Fund (the "Taxable Bond Funds") and the National Municipal Bond
Fund, the New York Tax-Free Fund, and the Ohio Municipal Bond Fund (the "Tax-Free Bond Funds") are valued on the basis of security valuations provided by an independent pricing service, approved by the Trustees, which determines value by using information with respect to transactions of a security, quotations from dealers, market transactions in comparable securities, and various relationships between securities. Specific investment securities which are not priced by the approved pricing service will be valued according to quotations obtained from dealers who are market makers in those securities. Investment securities with less than 60 days to maturity when purchased are valued at amortized cost which approximates market value. Investment securities not having readily available market quotations will be priced at fair value using a methodology approved in good faith by the Trustees.

VALUATION OF PORTFOLIO SECURITIES FOR THE EQUITY FUNDS.

Each equity security held by a Fund is valued at its last sales price on the exchange where the security is principally traded or, lacking any sales on a particular day, the security is valued at the mean between the closing bid and asked prices on that day. Exchange listed convertible debt securities are valued at the mean between the last bid and asked prices obtained from broker-dealers or a comparable alternative, such as Bloomberg or Telerate. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. Each security reported on the NASDAQ National Market System is valued at the sales price on the valuation date or absent a last sales price, at the mean between the closing bid and asked prices on that day. Non-convertible debt securities are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the supervision of the Victory Portfolios' officers in a manner specifically authorized by the Board of Trustees.
Short-term obligations having 60 days or less to maturity are valued on the basis of amortized cost. For purposes of determining net asset value per share, futures and options contracts generally will be valued 15 minutes after the close of trading of the NYSE.

Generally, trading in foreign securities, corporate bonds, U.S. Government securities and money market instruments is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of each Fund's shares are determined at such times. Foreign currency exchange rates are also generally determined prior the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which such values are determined and the close of the NYSE which will not be reflected in the computation of a Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.

PERFORMANCE OF THE MONEY MARKET FUNDS

Performance for a class of shares of a Money Market Fund depends upon such variables as:
     o    portfolio quality;
     o    average portfolio maturity;
     o    type of instruments in which the portfolio is invested;
     o    changes in interest rates on money market instruments;
     o    changes in Fund (class) expenses; and
     o    the relative amount of Fund (class) cash flow.

From time to time the Money Market Funds may advertise the performance of each class compared to similar funds or portfolios using certain indices, reporting services, and financial publications.

YIELD. The Money Market Funds calculate the yield for a class daily, based upon the seven days ending on the day of the calculation, called the "base period." This yield is computed by:

     o determining the net change in the value of a hypothetical account with a balance of one share at the beginning of the base period, with the net change excluding capital changes but including the value of any additional shares purchased with dividends earned from the original one share and all dividends declared on the original and any purchased shares;

     o dividing the net change in the account's value by the value of the account at the beginning of the base period to determine the base period return; and

     o    multiplying the base period return by (365/7).

To the extent that financial institutions and broker/dealers charge fees in connection with services provided in conjunction with the Money Market Funds, the yield for a class will be reduced for those shareholders paying those fees. The seven-day yields of the Money Market Funds for the seven-day period ending October 31, 1996 are listed in the following table.

================================================================================================
                                                        Yield for the Seven-Day Period Ending
Fund                                                    October 31, 1996
------------------------------------------------------------------------------------------------
Financial Reserves Fund                                                    4.79%
------------------------------------------------------------------------------------------------
Institutional Money Market Fund:  Investor Shares                          5.21%
------------------------------------------------------------------------------------------------
Institutional Money Market Fund:  Select Shares                            4.97%
------------------------------------------------------------------------------------------------
Ohio Municipal Money Market                                                2.97%
------------------------------------------------------------------------------------------------
Prime Obligations Fund                                                     4.54%
------------------------------------------------------------------------------------------------
Tax-Free Money Market                                                      2.99%
------------------------------------------------------------------------------------------------
U.S. Government Obligations:  Investor Shares           Had not commenced operations as of
                                                        10/31/96
------------------------------------------------------------------------------------------------
U.S. Government Obligations:  Select Shares                                4.79%
================================================================================================

EFFECTIVE YIELD. The Money Market Funds' effective yields are computed by compounding the unannualized base period return by:

         o        adding 1 to the base period return;
         o        raising the sum to the 365/7th power; and
         o        subtracting 1 from the result.

The effective yields of Money Market Funds for the seven-day period ending October 31, 1996 are listed below.

====================================================================================================
                                                         Effective Yield for the Seven-Day Period
Fund                                                     Ending October 31, 1996
----------------------------------------------------------------------------------------------------
Financial Reserves Fund                                                       4.90%
----------------------------------------------------------------------------------------------------
Institutional Money Market Fund:  Investor Shares                             5.35%
----------------------------------------------------------------------------------------------------
Institutional Money Market Fund:  Select Shares                               5.10%
----------------------------------------------------------------------------------------------------
Ohio Municipal Money Market                                                   3.01%
----------------------------------------------------------------------------------------------------
Prime Obligations Fund                                                        4.64%
----------------------------------------------------------------------------------------------------
Tax-Free Money Market                                                         3.03%
----------------------------------------------------------------------------------------------------
U.S. Government Obligations:  Investor Shares            Had not commenced operations as of
                                                         10/31/96
----------------------------------------------------------------------------------------------------
U.S. Government Obligations:  Select Shares                                   4.90%
====================================================================================================

TOTAL RETURN CALCULATIONS. Total returns quoted in advertising reflect all aspects of a Fund's return, including the effect of reinvesting dividends and net capital gain distributions

(if any), and any change in the net asset value per share of a Fund over the period. Average annual total returns are calculated by determining the growth or decline in value of a hypothetical historical investment in a Fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative total return of 100% over ten years would produce an average annual total return of 7.18%, which is the steady annual rate of return that would equal 100% growth on an annually compounded basis in ten years. While average annual total returns (or "annualized total return") are a convenient means of comparing investment alternatives, investors should realize that performance for a Fund is not constant over time, but changes from year to year, and that average annual total returns represent averaged figures as opposed to the actual year-to-year performance of a Fund. When using total return and yield to compare a Fund with other mutual funds, investors should take into consideration permitted portfolio composition methods used to value portfolio securities and computing offering price. The total returns of the Money Market Funds for the one year, five year and ten year periods ending October 31, 1996 and the period since inception of each Money Market Fund are as follows:

=================================================================================================================================
                                                                           For the Period Ending October 31, 1996
                                                            ---------------------------------------------------------------------

                                                              One-Year          Five-         Ten-           Period Since
                                                              Period            Year          Year           Inception
Fund                                                                            Period        Period
---------------------------------------------------------------------------------------------------------------------------------
Financial Reserves Fund                                            5.00%        4.10%         5.60%          6.27%
---------------------------------------------------------------------------------------------------------------------------------
Institutional Money Market Fund:  Investor Shares                  5.41%        4.34%         5.92%          6.65%
---------------------------------------------------------------------------------------------------------------------------------
Institutional Money Market Fund:  Select Shares                    5.16%        N/A           N/A            4.53%
---------------------------------------------------------------------------------------------------------------------------------
Ohio Municipal Money Market                                        3.11%        2.73%         3.73%          3.81%
---------------------------------------------------------------------------------------------------------------------------------
Prime Obligations Fund                                             4.78%        4.08%         N/A            5.68%
---------------------------------------------------------------------------------------------------------------------------------
Tax-Free Money Market                                              3.04%        2.69%         N/A            3.70%
---------------------------------------------------------------------------------------------------------------------------------
U.S. Government Obligations:  Investor Shares                 Had not
                                                              commenced
                                                              operations
                                                              as of
                                                              10/31/96
---------------------------------------------------------------------------------------------------------------------------------
U.S. Government Obligations:  Select Shares                        4.96%        3.98%         N/A            5.44%
=================================================================================================================================

In addition to average annual total returns, the Money Market Funds, on behalf of a class, may quote unaveraged or cumulative total returns reflecting the total income over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return.

Total returns, yields, and other performance information may be quoted numerically or in a table, graph, or similar illustration. The cumulative total returns of the Money Market Funds for the five year and ten year periods ending October 31, 1996 and the period since inception are as follows:

=====================================================================================================================
                                                        Cumulative Total Returns for the Periods
                                                        Ending October 31, 1996
=====================================================================================================================
                                                        Five-Year           Ten-Year             Period Since
Fund                                                    Period              Period               Inception
---------------------------------------------------------------------------------------------------------------------
Financial Reserves                                      22.25%              72.44%               128.52%
---------------------------------------------------------------------------------------------------------------------
Institutional Money Market Fund:  Investor              23.67%              77.74%               143.52%
Shares
---------------------------------------------------------------------------------------------------------------------
Institutional Money Market Fund:  Select                N/A                 N/A                  6.45%
Shares
---------------------------------------------------------------------------------------------------------------------
Ohio Municipal Money Market                             14.42%              44.22%               52.76%
---------------------------------------------------------------------------------------------------------------------
Prime Obligations Fund                                  22.13%              N/A                  73.40%
---------------------------------------------------------------------------------------------------------------------
Tax-Free Money Market                                   14.19%              N/A                  34.73%
---------------------------------------------------------------------------------------------------------------------
U.S. Government Obligations:  Investor Shares           N/A                 N/A                  N/A
---------------------------------------------------------------------------------------------------------------------
U.S. Government Obligations:  Select Shares             21.55%              N/A                  69.51%
=====================================================================================================================


PERFORMANCE OF THE NON-MONEY MARKET FUNDS

From time to time, the "standardized yield," "distribution return," "dividend yield," "average annual total return," "total return," and "total return at net asset value" of an investment in each class of Non-Money Market Fund shares may be advertised. An explanation of how yields and total returns are calculated for each class and the components of those calculations are set forth below.

Yield and total return information may be useful to investors in reviewing the Non-Money Market Fund's performance. A Non-Money Market Fund's advertisement of its performance must, under applicable Commission rules, include the average annual total returns for each class of shares of a Non-Money Market Fund for the 1, 5, and 10-year period (or the life of the class, if less) as of the most recently ended calendar quarter. This enables an investor to compare the Non-Money Market Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using such information as a basis for comparison with other investments. Investments in a Non-Money Market Fund are not insured; their yield and total return are not guaranteed and normally will fluctuate on a daily basis. When redeemed, an investor's shares may be worth more or less than their original cost. Yield and total return for any given past period are not a prediction or representation by The Victory Portfolios of future yields or rates of return on its shares. The yield and total returns of the Class A and Class B shares of the Non-Money Market Funds are affected by portfolio quality, portfolio maturity, the type of investments the Non-Money Market Fund holds, and operating expenses.

PERFORMANCE - CLASS B SHARES

Class B shares of the Funds were initially offered on the dates listed below. The performance figures for Class B shares for periods prior to such dates represent the performance for Class A shares of the Funds, which have been restated to reflect the applicable CDSC payable at redemption within 6 years from purchase. Class B Shares are subject to an asset based sales charge of 0.75% of average daily net assets per year and other class-specific expenses. Had these fees and expenses been reflected, performances quoted would have been lower.

==============================================================================
                                              Date Class B Shares Were
Fund                                              Initially Offered
------------------------------------------------------------------------------
Balanced Fund:  Class B                                  3/1/96
------------------------------------------------------------------------------
Diversified Stock Fund:  Class B                         3/1/96
------------------------------------------------------------------------------
Government Bond Fund:  Class B                          9/26/94
------------------------------------------------------------------------------
International Growth Fund:  Class B                      3/1/96
------------------------------------------------------------------------------
National Municipal Bond Fund:  Class B                  9/26/94
------------------------------------------------------------------------------
New York Tax-Free Fund:  Class B                        9/26/94
------------------------------------------------------------------------------
Ohio Regional Stock Fund:  Class B                       3/1/96
------------------------------------------------------------------------------
Special Value Fund:  Class B                             3/1/96
==============================================================================

STANDARDIZED YIELD. The "yield" (referred to as "standardized yield") of the Non-Money Market Funds for a given 30-day period for a class of shares is calculated using the following formula set forth in rules adopted by the Commission that apply to all funds that quote yields:

                                                  ^6
                  Standardized Yield = 2  [(a-b +1   -1]
                                            ---
                                            cd

         The symbols above represent the following factors:

    a =   dividends and interest earned during the 30-day period.
    b =   expenses accrued for the period (net of any expense reimbursements).
    c = the average daily number of shares of that class outstanding during the 30-day period that were entitled to receive dividends.
    d = the maximum offering price per share of the class on the last day of the period, adjusted for undistributed net investment income.

The standardized yield of a class of shares for a 30-day period may differ from its yield for any other period. The Commission formula assumes that the standardized yield for a 30-day period occurs at a constant rate for a six-month period and is annualized at the end of the six-month period. This standardized yield is not based on actual distributions paid by a Fund to shareholders in the 30-day period, but is a hypothetical yield based upon the net investment income from a Fund's portfolio investments calculated for that period. The standardized yield may differ from the "dividend yield" of that class, described below. Additionally, because each class of shares of a Fund is subject to different expenses, it is likely that the standardized yields of the share classes of the Funds will differ. The yields on the Funds for the 30-day period ended October 31, 1996 were as follows.

================================================================================
                                       Yield for the 30-Day Period
Fund                                      Ended October 31, 1996
--------------------------------------------------------------------------------
Balanced Fund:  Class A                         2.475934%
--------------------------------------------------------------------------------
Balanced Fund:  Class B                         1.242256%
--------------------------------------------------------------------------------
Diversified Stock Fund:  Class A                1.030993%
--------------------------------------------------------------------------------
Diversified Stock Fund:  Class B               (.034264)%
--------------------------------------------------------------------------------
Fund for Income:  Class A                       6.821101%
--------------------------------------------------------------------------------
Government Mortgage Fund:  Class A              5.702492%
--------------------------------------------------------------------------------
Growth Fund:  Class A                           .495293%
--------------------------------------------------------------------------------
Intermediate Income Fund:  Class A              5.123653%
--------------------------------------------------------------------------------
International Growth Fund:  Class A                 0
--------------------------------------------------------------------------------
International Growth Fund:  Class B                 0
--------------------------------------------------------------------------------
Investment Quality Bond Fund:  Class A          5.415394%
--------------------------------------------------------------------------------
Limited Term Income Fund:  Class A              5.179452%
--------------------------------------------------------------------------------
National Municipal Bond Fund:  Class A          4.246924%
--------------------------------------------------------------------------------
National Municipal Bond Fund:  Class B          3.172017%
--------------------------------------------------------------------------------
New York Tax-Free Fund:  Class A                3.907110%
--------------------------------------------------------------------------------
New York Tax-Free Fund:  Class B                3.388541%
--------------------------------------------------------------------------------
Ohio Municipal Bond Fund:  Class A              4.322468%
--------------------------------------------------------------------------------
Ohio Regional Stock Fund:  Class A              .772088%
--------------------------------------------------------------------------------
Ohio Regional Stock Fund:  Class B             (.541703)%
--------------------------------------------------------------------------------
Special Growth Fund:  Class A                  (.680886)%
--------------------------------------------------------------------------------
Special Value Fund:  Class A                    .686329%
--------------------------------------------------------------------------------
Special Value Fund:  Class B                   (.383830)%
--------------------------------------------------------------------------------
Stock Index Fund:  Class A                      2.160275%
--------------------------------------------------------------------------------
Value Fund:  Class A                            1.159815%
================================================================================

DIVIDEND YIELD AND DISTRIBUTION RETURNS. From time to time a Non-Money Market Fund may quote a "dividend yield" or a "distribution return" for each class. Dividend yield is based on the Class A or Class B share dividends derived from net investment income during a stated period. Distribution return includes dividends derived from net investment income and from net realized capital gains declared during a stated period. Under those calculations, the dividends and/or distributions for that class declared during a stated period of one year or less (for example, 30 days) are added together, and the sum is divided by the maximum offering price per share of that class on the last day of the period. When the result is annualized for a period of less than one year, the "dividend yield" is calculated as follows:

Dividend Yield                         Dividends of the Class                             Number of days (accrual period)
 of the Class         --------------------------------------------------      +                     x 365
                      Max. Offering Price of the Class (last day of period)


For Class A shares, the maximum offering price includes the maximum front-end sales charge. For Class B shares, the maximum offering price is the net asset value per share, without considering the effect of the CDSC.

From time to time similar yield or distribution return calculations may also be made using the Class A net asset value (instead of its respective maximum offering price) at the end of the period. The dividend yields on Class A shares at maximum offering price and net asset value, and distribution returns on Class A shares at maximum offering price and net asset value as of October 31, 1996 were as follows:


================================================================================================================================
                                                              For the One-Year Period Ended October 31, 1996
================================================================================================================================
                                                                                      Distribution        Distribution
                                                Dividend             Dividend            Return at           Return
                                                Yield                Yield               Maximum             at Net Asset
Fund                                            at Maximum           at Net Asset        Offering            Value
                                                Offering Price       Value               Price
--------------------------------------------------------------------------------------------------------------------------------
Balanced Fund:  Class A                            2.81%                2.95%               3.37%                3.54%
--------------------------------------------------------------------------------------------------------------------------------
Diversified Stock Fund:  Class A                   1.17%                1.23%               7.77%                8.16%
--------------------------------------------------------------------------------------------------------------------------------
Fund for Income:  Class A                          7.64%                7.80%               7.64%                7.80%
--------------------------------------------------------------------------------------------------------------------------------
Government Mortgage Fund                           6.01%                6.32%               6.01%                6.32%
--------------------------------------------------------------------------------------------------------------------------------
Growth Fund:  Class A                              0.53%                0.56%               3.85%                4.04%
--------------------------------------------------------------------------------------------------------------------------------
Intermediate Income Fund:  Class A                 5.54%                5.81%               5.54%                5.81%
--------------------------------------------------------------------------------------------------------------------------------
International Growth Fund:  Class A                0.12%                0.12%               0.12%                0.12%
--------------------------------------------------------------------------------------------------------------------------------
Investment Quality Bond Fund                       5.60%                5.88%               5.60%                5.88%
--------------------------------------------------------------------------------------------------------------------------------
Limited Term Income Fund                           6.13%                6.25%               6.13%                6.25%
--------------------------------------------------------------------------------------------------------------------------------
National Municipal Bond Fund:                      4.14%                4.35%               4.43%                4.65%
Class A
--------------------------------------------------------------------------------------------------------------------------------
New York Tax-Free Fund:  Class A                   5.08%                5.33%               5.73%                5.39%
--------------------------------------------------------------------------------------------------------------------------------
Ohio Municipal Bond Fund                           4.48%                4.70%               4.48%                4.70%
--------------------------------------------------------------------------------------------------------------------------------
Ohio Regional Stock Fund:  Class A                 0.72%                0.75%               3.93%                4.13%
--------------------------------------------------------------------------------------------------------------------------------
Special Growth Fund                                  --                  --                   --                   --
--------------------------------------------------------------------------------------------------------------------------------
Special Value Fund:  Class A                       0.71%                0.75%               2.97%                3.12%
--------------------------------------------------------------------------------------------------------------------------------
Stock Index Fund                                   1.82%                1.91%               3.27%                3.43%
--------------------------------------------------------------------------------------------------------------------------------
Value Fund                                         1.37%                1.44%               3.63%                3.81%
================================================================================================================================

The dividend yield on Class B shares with and without the CDSC, and distribution returns on Class B shares with and without the CDSC as of October 31, 1996 were as follows.

================================================================================================================================
                                                              For the One-Year Period Ended October 31, 1996
================================================================================================================================

                                                                          Dividend
                                                      Dividend             Yield               Distribution        Distribution
                                                      Yield with           without             Returns with        Returns
Fund                                                  CDSC                 CDSC                CDSC                without CDSC
--------------------------------------------------------------------------------------------------------------------------------
Balanced Fund:  Class B                                 2.42                2.42                 3.01                  3.01
--------------------------------------------------------------------------------------------------------------------------------
Diversified Stock Fund:  Class B                        1.06                1.06                 8.01                  8.01
--------------------------------------------------------------------------------------------------------------------------------
International Growth Fund:  Class B                      .02                 .02                  .02                   .02
--------------------------------------------------------------------------------------------------------------------------------
National Municipal Bond Fund:
Class B                                                 3.53                3.53                 3.83                  3.83
--------------------------------------------------------------------------------------------------------------------------------
New York Tax-Free Fund:  Class B                        4.54                4.54                 4.60                  4.60
--------------------------------------------------------------------------------------------------------------------------------
Ohio Regional Stock Fund:  Class B                       .48                 .48                 3.87                  3.87
--------------------------------------------------------------------------------------------------------------------------------
Special Value Fund:  Class B                             .52                 .52                 2.90                  2.90
================================================================================================================================


TOTAL RETURNS. The "average annual total return" of a Fund, or of each class of a Fund, is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n") to achieve an Ending Redeemable Value ("ERV"), according to the following formula:

                          ^ln
                  (  ERV  )    - 1 = Average Annual Total Return
                    -----
                  (   P   )

The cumulative "total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Total return is determined as follows:

                  ERV - P = Total Return
                  -------
                     P

In calculating total returns for the Funds, and for Class A shares of the Funds, the current maximum sales charge (as a percentage of the offering price) is deducted from the initial investment ("P") (unless the return is shown at net asset value, as discussed below). For Class B shares, the payment of the applicable CDSC (5.0% for the first year, 4.0% for second year, 3.0% for the third and fourth years, 2.0% for the fifth year, 1.0% for the sixth year and none thereafter) is applied to the investment result for the time period shown (unless the total return is shown at net asset value, as described below). Total returns also assume that all dividends and net capital gains distributions during the period are reinvested to buy additional shares at net asset value per share, and that the investment is redeemed at the end of the period. The average annual total return and cumulative total return on Fund shares, and Class A shares, for the period from the commencement of operations to October 31, 1996 (life of fund) at maximum offering price is shown on the table that follows. The average annual total return for the one and five year periods (when applicable) ended October 31, 1996 also are shown on the table that follows.

===================================================================================================================================
                                                  Average
                                                  Annual                                                        Average Annual
                                                  Total             Cumulative           Average Annual         Total Return at
                                                  Return for        Total Return         Total Return at        Maximum
                                                  the Life of       for the Life         Maximum                Offering Price*
                                                  the Fund at       of the Fund at       Offering Price*        for the Five-
                                                  Maximum           Maximum              for the One-Year       Year Period
                            Maximum               Offering          Offering             Period Ended           Ended October
Fund                        Sales Charge          Price*            Price*               October 31, 1996       31, 1996
-----------------------------------------------------------------------------------------------------------------------------------
Balanced Fund:                 4.75%               4.86               31.29                 10.74                    N/A
Class A
-----------------------------------------------------------------------------------------------------------------------------------
Balanced Fund:                 5.00%               10.71              34.22                 11.73                    N/A
Class B
-----------------------------------------------------------------------------------------------------------------------------------
Diversified                    4.75%               13.69              146.78                21.11                   15.36
Stock Fund:
Class A
-----------------------------------------------------------------------------------------------------------------------------------
Diversified                    5.00%               14.42              158.01                22.61                   16.28
Stock Fund:
Class B
-----------------------------------------------------------------------------------------------------------------------------------
Fund for Income                2.00%               8.19               111.31                 4.25                   5.86
-----------------------------------------------------------------------------------------------------------------------------------
Government                     5.00%               7.51               59.69                  0.54                   5.89
Mortgage Fund
-----------------------------------------------------------------------------------------------------------------------------------
Growth Fund                    5.00%               14.63              48.90                 19.65                    N/A
-----------------------------------------------------------------------------------------------------------------------------------
Intermediate                   4.75%               2.83                8.42                 (0.38)                   N/A
Income Fund
-----------------------------------------------------------------------------------------------------------------------------------
International                  4.75%               5.44               40.78                  0.66                   7.46
Growth Fund:
Class A
-----------------------------------------------------------------------------------------------------------------------------------
International                  5.00%               6.12               46.77                  0.89                   8.21
Growth Fund:
Class B
-----------------------------------------------------------------------------------------------------------------------------------
Investment                     4.75%               3.27                9.77                 (0.35)                   N/A
Quality Bond
Fund
-----------------------------------------------------------------------------------------------------------------------------------
Limited Term                   2.00%               6.21               52.81                  2.81                   4.97
Income Fund
-----------------------------------------------------------------------------------------------------------------------------------
National                       4.75%               3.40                9.61                  0.82                    N/A
Municipal Bond
Fund:  Class A
-----------------------------------------------------------------------------------------------------------------------------------
National                       5.00%               3.57               10.11                 0.85)                    N/A
Municipal Bond
Fund:  Class B

===================================================================================================================================
                                                  Average
                                                  Annual                                                        Average Annual
                                                  Total             Cumulative           Average Annual         Total Return at
                                                  Return for        Total Return         Total Return at        Maximum
                                                  the Life of       for the Life         Maximum                Offering Price*
                                                  the Fund at       of the Fund at       Offering Price*        for the Five-
                                                  Maximum           Maximum              for the One-Year       Year Period
                            Maximum               Offering          Offering             Period Ended           Ended October
Fund                        Sales Charge          Price*            Price*               October 31, 1996       31, 1996
-----------------------------------------------------------------------------------------------------------------------------------
New York Tax-                  4.75%               6.18               41.01                 (0.43                   5.62
Free Fund:
Class A
-----------------------------------------------------------------------------------------------------------------------------------
New York Tax-                  5.00%               6.65               44.60                 (0.24)                  6.15
Free Fund:
Class B
-----------------------------------------------------------------------------------------------------------------------------------
Ohio Municipal                 4.75%               7.06               55.45                  0.88                   6.50
Bond Fund
-----------------------------------------------------------------------------------------------------------------------------------
Ohio Regional                  4.75%               11.79              119.11                12.23                   13.36
Stock Fund:
Class A
-----------------------------------------------------------------------------------------------------------------------------------
Ohio Regional                  5.00%               12.46              128.42                12.95                   14.20
Stock Fund:
Class B
-----------------------------------------------------------------------------------------------------------------------------------
Special Growth                 4.75%               11.25              34.89                 14.03                    N/A
Fund
-----------------------------------------------------------------------------------------------------------------------------------
Special Value                  4.75%               13.21              43.57                 14.84                    N/A
Fund:  Class A
-----------------------------------------------------------------------------------------------------------------------------------
Special Value                  4.75%               14.08              46.75                 15.80                    N/A
Fund:  Class B
-----------------------------------------------------------------------------------------------------------------------------------
Stock Index                    4.75%               15.74              53.14                 17.56                    N/A
Fund
-----------------------------------------------------------------------------------------------------------------------------------
Value Fund                     4.75%               14.90              49.92                 18.76                    N/A
===================================================================================================================================

*For Class B Shares, the calculations are made with the CDSC.

From time to time the Non-Money Market Funds also may quote an "average annual total return at net asset value" or a cumulative "total return at net asset value." It is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end or contingent sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions. The average annual total return and cumulative total return on Fund shares, and Class A shares of the Funds, at net asset value for the period from the commencement of operations to October 31, 1996 (life of fund) are shown in the table that follows. The average annual total return and cumulative total return on Class B shares without the CDSC for the period from the commencement of operations to October 31, 1996 are also shown below.

=============================================================================================================================
                                            For period from commencement of
                                            operations to October 31, 1996

                                                                                                           Average Annual
FUND                                                                                                       Total Return at Net
                                                                                                           Asset Value* For
                                            Average Annual                 Cumulative Total                Year Ended
                                            Total Return at Net            Return at Net Asset             October 31, 996
                                            Asset Value*                   Value*
-----------------------------------------------------------------------------------------------------------------------------
Balanced Fund:
Class A                                          11.72%                          37.86%                         16.27%
-----------------------------------------------------------------------------------------------------------------------------
Balanced Fund:
Class B                                          11.56%                          37.22%                         15.73%
-----------------------------------------------------------------------------------------------------------------------------
Diversified Stock
Fund: Class A                                    14.48%                         159.12%                         27.16%
-----------------------------------------------------------------------------------------------------------------------------
Diversified Stock
Fund:  Class B                                   14.42%                         158.01%                         26.61%
-----------------------------------------------------------------------------------------------------------------------------
Fund for Income                                   8.42%                         115.34%                          6.35%
-----------------------------------------------------------------------------------------------------------------------------
Government
Mortgage Fund                                     8.33%                          67.67%                          5.54%
-----------------------------------------------------------------------------------------------------------------------------
Growth Fund                                      16.57%                          56.35%                         25.66%
-----------------------------------------------------------------------------------------------------------------------------
Intermediate Income
Fund                                              4.50%                          13.84%                          4.56%
-----------------------------------------------------------------------------------------------------------------------------
International
Growth Fund:
Class A                                           6.23%                          47.82%                          5.65%
-----------------------------------------------------------------------------------------------------------------------------
International
Growth Fund:
Class B                                           6.12%                          46.77%                          4.89%


=============================================================================================================================
                                            For period from commencement of
                                            operations to October 31, 1996

                                                                                                           Average Annual
FUND                                                                                                       Total Return at Net
                                                                                                           Asset Value* For
                                            Average Annual                 Cumulative Total                Year Ended
                                            Total Return at Net            Return at Net Asset             October 31, 996
                                            Asset Value*                   Value*
-----------------------------------------------------------------------------------------------------------------------------

Investment Quality
Bond Fund                                         5.03%                          15.26%                          4.65%
-----------------------------------------------------------------------------------------------------------------------------
Limited Term
Income Fund                                       6.51%                          55.87%                          4.94%
-----------------------------------------------------------------------------------------------------------------------------
National Municipal
Bond Fund:
Class A                                           5.25%                          15.09%                          5.83%
-----------------------------------------------------------------------------------------------------------------------------
National Municipal
Bond Fund:  Class
B                                                 4.59%                          13.11%                          4.85%
-----------------------------------------------------------------------------------------------------------------------------
New York Tax-Free
Fund:  Class A                                    7.09%                          48.06%                          4.53%
-----------------------------------------------------------------------------------------------------------------------------
New York Tax-Free
Fund:  Class B                                    6.78%                          45.60%                          3.72%
-----------------------------------------------------------------------------------------------------------------------------
Ohio Municipal
Bond Fund                                         7.88%                          63.22%                          5.87%
-----------------------------------------------------------------------------------------------------------------------------
Ohio Regional
Stock Fund:  Class
A                                                12.57%                         130.07%                         17.79%
-----------------------------------------------------------------------------------------------------------------------------
Ohio Regional
Stock Fund:  Class
B                                                12.46%                         128.42%                         16.95%
-----------------------------------------------------------------------------------------------------------------------------
Special Growth
Fund                                             13.19%                          41.63%                         19.73%
-----------------------------------------------------------------------------------------------------------------------------
Special Value Fund:
Class A                                          15.12%                          50.75%                         20.60%
-----------------------------------------------------------------------------------------------------------------------------
Special Value Fund:
Class B                                          14.87%                          49.75%                         19.80%
-----------------------------------------------------------------------------------------------------------------------------
Stock Index Fund                                 17.70%                          60.80%                         23.38%
-----------------------------------------------------------------------------------------------------------------------------
Value Fund                                       16.84%                          57.41%                         24.66%
=============================================================================================================================

*        For Class B shares, calculations are made without the CDSC

OTHER PERFORMANCE COMPARISONS.

From time to time a Fund may publish the ranking of its performance or the performance of its Class A or Class B shares by Lipper Analytical Services, Inc. ("Lipper"), a widely-recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Non-Money Market Funds, and ranks the performance of the Funds and their classes against (1) all other funds in similar categories, for both equity and fixed income funds. The Lipper performance rankings are based on total return that includes the reinvestment of capital gains distributions and income dividends but does not take sales charges or taxes into consideration.

From time to time a Fund may publish the ranking of its performance or performance of its Class A or Class B shares by Morningstar, Inc., an independent mutual fund monitoring service that ranks mutual funds, including the Non-Money Market Funds, in broad investment categories (domestic equity, international equity taxable bond, municipal bond or other) monthly, based upon each fund's three, five, and ten-year average annual total returns (when available) and a risk adjustment factor that reflects fund performance relative to three-month U.S. Treasury bill monthly returns. Such returns are adjusted for fees and sales loads. There are five ranking categories with a corresponding number of stars: highest (5), above average (4), neutral (3), below average (2) and lowest (1). Ten percent of the funds, series or classes in an investment category receive five stars, 22.5% receive four stars, 35% receive three stars, 22.5% receive two stars, and the bottom 10% receive one star.

The total return on an investment made in a Fund or in Class A or Class B shares of a Fund may be compared with the performance for the same period of one or more of the following indices: the Consumer Price Index, the Salomon Brothers World Government Bond Index, the Standard & Poor's 500 Index, the Shearson Lehman Government/Corporate Bond Index, the Lehman Aggregate Bond Index, and the J.P. Morgan Government Bond Index. Other indices may be used from time to time. The Consumer Price Index generally is considered to be a measure of inflation. The Salomon Brothers World Government Bond Index generally represents the performance of government debt securities of various markets throughout the world, including the United States. The Lehman Government/Corporate Bond Index generally represents the performance of intermediate and long-term government and investment grade corporate debt securities. The Lehman Aggregate Bond Index measures the performance of U.S. corporate bond issues, U.S. government securities and mortgage-backed securities. The J.P. Morgan Government Bond Index generally represents the performance of government bonds issued by various countries including the United States. The S&P 500 Index is a composite index of 500 common stocks generally regarded as an index of U.S. stock market performance. The foregoing bond indices are unmanaged indices of securities that do not reflect reinvestment of capital gains or take investment costs into consideration, as these items are not applicable to indices.

From time to time, the yields and the total returns of the Funds or Class A or Class B shares of a Non-Money Market Fund may be quoted in and compared to other mutual funds with similar investment objectives in advertisements, shareholder reports or other communications to shareholders. A Funds may also include calculations in such communications that describe hypothetical investment results. (Such performance examples are based on an express set of assumptions and are not indicative of the performance of any Fund.) Such calculations may from time to time include discussions or illustrations of the effects of compounding in advertisements. "Compounding" refers to the fact that, if dividends or other distributions on a Fund's investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of a Fund would increase the value, not only of the original Fund investment, but also of the additional Fund shares received through reinvestment. As a result, the value of a Fund investment would increase more quickly than if dividends or other distributions had been paid in cash. A Fund may also include discussions or illustrations of the potential investment goals of a prospective investor (including but not limited to tax and/or retirement planning), investment management techniques, policies or investment suitability of a Fund, economic conditions, legislative developments (including pending legislation), the effects of inflation and historical performance of various asset classes, including but not limited to stocks, bonds and Treasury bills. From time to time advertisements or communications to shareholders may summarize the substance of information contained in shareholder reports (including the investment composition of a Fund, as well as the views of the investment adviser as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Fund.) A Fund may also include in advertisements, charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to stock, bonds, and Treasury bills, as compared to an investment in shares of a Fund, as well as charts or graphs which illustrate strategies such as dollar cost averaging, and comparisons of hypothetical yields of investment in tax-exempt versus taxable investments. In addition, advertisements or shareholder communications may include a discussion of certain attributes or benefits to be derived by an investment in a Fund. Such advertisements or communications may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein. With proper authorization, a Fund may reprint articles (or excerpts) written regarding a Fund and provide them to prospective shareholders. Performance information with respect to the Funds is generally available by calling 1-800-KEY-FUND.

Investors may also judge, and a Fund may at times advertise, the performance of a Fund or of Class A or Class B shares of a Fund by comparing it to the performance of other mutual funds or mutual fund portfolios with comparable investment objectives and policies, which performance may be contained in various unmanaged mutual fund or market indices or rankings such as those prepared by Dow Jones & Co., Inc., Standard & Poor's Corporation, Lehman Brothers, Merrill Lynch, and Salomon Brothers, and in publications issued by Lipper Analytical Services, Inc. and in the following publications: IBC's Money Fund Reports, Value Line Mutual Fund Survey, Morningstar, CDA/Wiesenberger, Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, Business Week, American Banker, Fortune, Institutional Investor, Ibbotson Associates, and U.S.A. Today. In addition to yield information, general information about a Fund that appears in a publication such as those mentioned above may also be quoted or reproduced in advertisements or in reports to shareholders.

Advertisements and sales literature may include discussions of specifics of a portfolio manager's investment strategy and process, including, but not limited to, descriptions of security selection and analysis. Advertisements may also include descriptive information about the investment adviser, including, but not limited to, its status within the industry, other services and products it makes available, total assets under management, and its investment philosophy.

When comparing yield, total return, and investment risk of an investment in shares of a Fund with other investments, investors should understand that certain other investments have different risk characteristics than an investment in shares of a Fund. For example, certificates of deposit may have fixed rates of return and may be insured as to principal and interest by the FDIC, while a Fund's returns will fluctuate and its share values and returns are not guaranteed. Money market accounts offered by banks also may be insured by the FDIC and may offer stability of principal. U.S. Treasury securities are guaranteed as to principal and interest by the full faith and credit of the U.S. Government. Money market mutual funds may seek to maintain a fixed price per share.

ADDITIONAL PURCHASE, EXCHANGE, AND REDEMPTION INFORMATION

The New York Stock Exchange ("NYSE") holiday closing schedule indicated in the SAI under "Valuation of Portfolio Securities for the Money Market Funds" is subject to change.

When the NYSE or the Federal Reserve Board of Cleveland is closed, or when trading is restricted for any reason other than its customary weekend or holiday closings, or under emergency circumstances as determined by the Commission to warrant such action, the Funds will determine their net asset value at Valuation Time. A Fund's net asset value may be affected to the extent that its securities are traded on days that are not Business Days.

The Victory Portfolios has elected, pursuant to Rule 18f-1 under the 1940 Act, to redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. The remaining portion of the redemption may be made in securities or other property, valued for this purpose as they are valued in computing the net asset value of each class of the Fund. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes and may incur additional costs as well as the associated inconveniences of holding and/or disposing of such securities or other property.

Pursuant to Rule 11a-3 under the 1940 Act, the Funds are required to give shareholders at least 60 days' notice prior to terminating or modifying a Fund's exchange privilege. The 60- day notification requirement may, however, be waived if (1) the only effect of a modification would be to reduce or eliminate an administrative fee, redemption fee, or deferred sales charge ordinarily payable at the time of exchange or (2) a Fund temporarily suspends the offering of shares as permitted under the 1940 Act or by the Commission or because it is unable to invest amounts effectively in accordance with its investment objective and policies.

The Funds reserve the right at any time without prior notice to shareholders to refuse exchange purchases by any person or group if, in the Adviser's judgment, a Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

PURCHASING SHARES.

ALTERNATIVE SALES ARRANGEMENTS - CLASS A AND CLASS B SHARES. The alternative sales arrangements permit an investor to choose the method of purchasing shares that is more beneficial depending on the amount of the purchase, the length of time the investor expects to hold shares and other relevant circumstances. Investors should understand that the purpose and function of the deferred sales charge and asset-based sales charge with respect to Class B shares are the same as those of the initial sales charge with respect to Class A shares. Any salesperson or other person entitled to receive compensation for selling Fund shares may receive different compensation with respect to one class of shares on behalf of a single investor (not including dealer "street name" or omnibus accounts) because generally it will be more advantageous for that investor to purchase Class A shares of a Fund instead.

The two classes of shares each represent an interest in the same portfolio investments of a Fund. However, each class has different shareholder privileges and features. The net income attributable to Class B shares and the dividends payable on Class B shares will be reduced by incremental expenses borne solely by that class, including the asset-based sales charge to which Class B shares are subject.

CLASS B CONVERSION FEATURE. Ninety-six months after an investor's purchase order for Class B shares is accepted, such "Matured Class B Shares" automatically will convert to Class A shares, on the basis of the relative net asset value of the two classes, without the imposition of any sales load or other charge. Each time any Matured Class B shares convert to Class A shares, any Class B shares acquired by the reinvestment of dividends or distributions on such Matured Class B shares that are still held will also convert to Class A shares, on the same basis. The conversion feature is intended to relieve holders of Matured Class B shares of the asset-based sales charge under the Class B Distribution Plan after such shares have been outstanding long enough that the Distributor may have been compensated for distribution expenses related to such shares.

The conversion of Matured Class B shares to Class A shares is subject to the continuing availability of a private letter ruling from the Internal Revenue Service, or an opinion of counsel or tax adviser, to the effect that the conversion of Matured Class B shares does not constitute a taxable event for the holder under Federal income tax law. If such a revenue ruling or opinion is no longer available, the automatic conversion feature may be suspended, in which event no further conversion of Matured Class B shares would occur while such suspension remained in effect. Although Matured Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the holder, and absent such exchange, Class B shares might continue to be subject to the asset-based sales charge for longer than six years.

The methodology for calculating the net asset value, dividends and distributions of the Fund's Class A and Class B shares recognizes two types of expenses. General expenses that do not pertain specifically to either class are allocated to the shares of each class, based upon the percentage that the net assets of such class bears to a Fund's total net assets, and then pro rata to each outstanding share within a given class. Such general expenses include (1) management fees, (2) legal, bookkeeping and audit fees, (3) printing and mailing costs of shareholder reports, prospectuses, statements of additional information and other materials for current shareholders, (4) fees to the Trustees who are not affiliated with Key Advisers, (5) custodian expenses, (6) share issuance costs, (7) organization and start-up costs, (8) interest, taxes and brokerage commissions, and (9) non-recurring expenses, such as litigation costs. Other expenses that are directly attributable to a class are allocated equally to each outstanding share within that class. Such expenses include (1) Rule 12b- 1 distribution fees and shareholder servicing fees, (2) incremental transfer and shareholder servicing agent fees and expenses, (3) registration fees, and (4) shareholder meeting expenses, to the extent that such expenses pertain to a specific class rather than to a Fund as a whole.

REDUCED SALES CHARGE. Reduced sales charges are available for purchases of $50,000 or more of Class A shares of a Fund alone or in combination with purchases of other Class A shares of the Victory Portfolios. To obtain the reduction of the sales charge, you or your Investment Professional must notify the Transfer Agent at the time of purchase whenever a quantity discount is applicable to your purchase.

In addition to investing at one time in any combination of Class A shares of the Victory Portfolios in an amount entitling you to a reduced sales charge, you may qualify for a reduction in the sales charge under the following programs:

COMBINED PURCHASES. When you invest in Class A shares of the Victory Portfolios for several accounts at the same time, you may combine these investments into a single transaction if purchased through one Investment Professional, and if the total is $50,000 or more. The following may qualify for this privilege: an individual, or "company" as defined in Section 2(a)(8) of the 1940 Act; an individual, spouse, and their children under age 21 purchasing for his, her, or their own account; a trustee, administrator or other fiduciary purchasing for a single trust estate or single fiduciary account or for a single or a parent-subsidiary group of "employee benefit plans" (as defined in Section 3(3) of ERISA); and tax-exempt organizations under Section 501(c)(3) of the Internal Revenue Code.

RIGHTS OF ACCUMULATION. "Rights of Accumulation" permit reduced sales charges on future purchases of Class A shares after you have reached a new breakpoint. You can add the value of existing Victory Portfolios Class A shares held by you, your spouse, and your children under age 21, determined at the previous day's net asset value at the close of business, to the amount of your new purchase valued at the current offering price to determine your reduced sales charge.

LETTER OF INTENT. If you anticipate purchasing $50,000 or more of shares of a Fund alone or in combination with Class A shares of certain other Victory Portfolios within a 13-month period, you may obtain shares of the portfolios at the same reduced sales charge as though the total quantity were invested in one lump sum, by filing a non-binding Letter of Intent (the "Letter") within 90 days of the start of the purchases. Each investment you make after signing the Letter will be entitled to the sales charge applicable to the total investment indicated in the Letter. For example, a $2,500 purchase toward a $60,000 Letter would receive the same reduced sales charge as if the $60,000 had been invested at one time. To ensure that the reduced price will be received on future purchases, you or your Investment Professional must inform the Transfer Agent that the Letter is in effect each time shares are purchased. Neither income dividends nor capital gain distributions taken in additional shares will apply toward the completion of the Letter.

You are not obligated to complete the additional purchases contemplated by a Letter. If you do not complete your purchase under the Letter within the 13-month period, your sales charge will be adjusted upward, corresponding to the amount actually purchased, and if after written notice, you do not pay the increased sales charge, sufficient escrowed shares will be redeemed to pay such charge.

If you purchase more than the amount specified in the Letter and qualify for a further sales charge reduction, the sales charge will be adjusted to reflect your total purchase at the end of 13 months. Surplus funds will be applied to the purchase of additional shares at the then current offering price applicable to the total purchase.

EXCHANGING SHARES.

Shares of any Victory Money Market Fund may be exchanged for shares of any of the Victory Portfolios, including Class A and Class B shares of the Victory Portfolios. Exchanges for Class A shares of the Victory Portfolios will be subject to payment of a sales charge.

Shares of a Fund may be exchanged for the same class of shares of any other fund of the Victory Portfolios. For example, an investor can exchange Class B shares of a Fund only for Class B shares of another Fund. At present, not all Funds of the Victory Portfolios offer multiple classes of shares. If a Fund has only one class of shares that does not have a class designation, that class is "Class A" for exchange purposes. When Class B shares are redeemed to effect an exchange, the priorities described in the Prospectuses for the imposition of the Class B CDSC will be followed in determining the order in which the shares are exchanged. Shareholders should take into account the effect of any exchange on the applicability and rate of any CDSC that might be imposed in the subsequent redemption of remaining shares. Shareholders owning shares of both classes must specify whether they intend to exchange Class A or Class B shares. If you do not make a selection, your exchange will be made in Class A shares.

REDEEMING SHARES.

REINSTATEMENT PRIVILEGE. Within 90 days of a redemption, a shareholder may reinvest all or part of the redemption proceeds of (1) Class A shares, or (2) Class B shares that were subject to the Class B CDSC when redeemed, in Class A shares of a Fund or any of the other Victory Portfolios into which shares of the Fund are exchangeable as described below, at the net asset value next computed after receipt by the Transfer Agent of the reinvestment order. No service charge is currently made for reinvestment in shares of the Funds. The shareholder must ask the Distributor for such privilege at the time of reinvestment. Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Code, if the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of a Fund or another of the Victory Portfolios within 90 days of payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from redemption. The Funds may amend, suspend, or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension, or cessation. The reinstatement must be into an account bearing the same registration.

                                            DIVIDENDS AND DISTRIBUTIONS

The Funds distribute substantially all of their net investment income and net capital gains, if any, to shareholders within each calendar year as well as on a fiscal year basis to the extent required for the Funds to qualify for favorable federal tax treatment. The Funds ordinarily declare and pay dividends, separately for Class A and Class B shares, from their net investment income as follows.

                                                         Income                                  Capital
                 Fund                                   Dividends                                 Gains
--------------------------------------------------------------------------------------------------------------------------
Balanced Fund                            Declared and paid Monthly                      Declared and paid Annually
Diversified Stock Fund                   Declared and paid Quarterly                    Declared and paid Annually
Fund for Income                          Declared and paid Monthly                      Declared and paid Annually
Government Mortgage Fund                 Declared and paid Monthly                      Declared and paid Annually
Growth Fund                              Declared and paid Quarterly                    Declared and paid Annually
Intermediate Income Fund                 Declared and paid Monthly                      Declared and paid Annually
International Growth Fund                Declared and paid Quarterly                    Declared and paid Annually
Investment Quality Bond                  Declared and paid Monthly                      Declared and paid Annually
Fund
Lakefront Fund                           Declared and paid Quarterly                    Declared and paid Annually
Limited Term Income Fund                 Declared and paid Monthly                      Declared and paid Annually
Money Market Funds                       Declared Daily and paid                        Declared and paid Annually
                                         Monthly
National Municipal Bond                  Declared and paid Monthly                      Declared and paid Annually
Fund
New York Tax-Free Fund                   Declared and paid Monthly                      Declared and paid Annually
Ohio Municipal Bond Fund                 Declared and paid Monthly                      Declared and paid Annually
Ohio Regional Stock Fund                 Declared and paid Quarterly                    Declared and paid Annually
Real Estate Investment Fund              Declared and paid Quarterly                    Declared and paid Annually
Special Growth Fund                      Declared and paid Quarterly                    Declared and paid Annually
Special Value Fund                       Declared and paid Quarterly                    Declared and paid Annually
Stock Index Fund                         Declared and paid Quarterly                    Declared and paid Annually
Value Fund                               Declared and paid Quarterly                    Declared and paid Annually
--------------------------------------------------------------------------------------------------------------------------

The amount of a class's distributions may vary from time to time depending on market conditions, the composition of a Fund's portfolio, and expenses borne by a Fund or borne separately by a class, as described in "Alternative Sales Arrangements - Class A and Class B," above. Dividends are calculated in the same manner, at the same time and on the same day for shares of each class. However, dividends on Class B shares are expected to be lower as a result of the asset-based sales charge on Class B shares, and Class B dividends will also differ in amount as a consequence of any difference in net asset value between Class A and Class B shares.

For this purpose, the net income of a Fund, from the time of the immediately preceding determination thereof, shall consist of all interest income accrued on the portfolio assets of the Fund, dividend income, if any, income from securities loans, if any, and realized capital gains and losses on the Fund's assets, less all expenses and liabilities of the Fund chargeable against income. Interest income shall include discount earned, including both original issue and market discount, on discount paper accrued ratably to the date of maturity. Expenses, including the compensation payable to the Adviser, are accrued each day. The expenses and liabilities of a Fund shall include those appropriately allocable to the Fund as well as a share of the general expenses and liabilities of the Victory Portfolios in proportion to the Fund's share of the total net assets of the Victory Portfolios.

                                      TAXES

Information set forth in the Prospectuses and this SAI that relates to federal taxation is only a summary of certain key federal tax considerations generally affecting purchasers of shares of the Funds. The following is only a summary of certain additional tax considerations generally affecting each Fund and its shareholders that are not described in the Prospectus. No attempt has been made to present a complete explanation of the federal tax treatment of the Funds or the implications to shareholders, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential purchasers of shares of the Funds are urged to consult their tax advisers with specific reference to their own tax circumstances. In addition, the tax discussion in the Prospectus and this SAI is based on tax law in effect on the date of the Prospectuses and this SAI; such laws and regulations may be changed by legislative, judicial, or administrative action, sometimes with retroactive effect.

QUALIFICATION AS A REGULATED INVESTMENT COMPANY

Each Fund has elected to be taxed as a regulated investment company under Subchapter M of the Code. As a regulated investment company, a Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends, and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) and at least 90% of its tax-exempt income (net of expenses allocable thereto) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by a Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains for the taxable year and will therefore satisfy the Distribution Requirement.

If a Fund has a net capital loss (i.e., an excess of capital losses over capital gains) for any year, the amount thereof may be carried forward up to eight years and treated as a short-term capital loss which can be used to offset capital gains in such future years. As of October 31, 1996, the U.S. Government Obligations Fund had capital loss carryforwards of approximately $94,000, which expire in 2002; the Financial Reserves Fund had capital loss carryforwards of approximately $24,000 which expire in 2001; the Limited Term Income Fund had capital loss carryforwards of approximately $1,642,000 and $553,000 which expire in 2002 and 2003, respectively; the Intermediate Income Fund had capital loss carryforwards of approximately $2,498,000, $1,386,000 and $869,000 which expire in 2001, 2002 and 2003, respectively; the Investment Quality Bond Fund had capital loss carryforwards of approximately $9,100,000 which expire in 2002; the Government Mortgage Fund had capital loss carryforwards of approximately
$1,977,000 which expire in 2002; and the Fund for Income had capital loss carryforwards of approximately $806,000, $588,000 and $328,000 which expire in 2001, 2002 and 2003, respectively. Under Code Sections 382 and 383, if a Fund has an "ownership change," then the Fund's use of its capital loss carryforwards in any year following the ownership change will be limited to an amount equal to the net asset value of the Fund immediately prior to the ownership change multiplied by the long-term tax-exempt rate (which is published monthly by the Internal Revenue Service (the "IRS")) in effect for the month in which the ownership change occurs (the rate for November, 1996 is 5.60%). The Funds will use their best efforts to avoid having an ownership change. However, because of circumstances which may be beyond the control or knowledge of a Fund, there can be no assurance that a Fund will not have, or has not already had, an ownership change. If a Fund has or has had an ownership change, then any capital gain net income for any year following the ownership change in excess of the annual limitation on the capital loss carryforwards will have to be distributed by the Fund and will be taxable to shareholders as described under "Fund Distributions" below.

In addition to satisfying the Distribution Requirement, a regulated investment company must: (1) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies (the "Income Requirement"); and (2) derive less than 30% of its gross income (exclusive of certain gains on designated hedging transactions that are offset by realized or unrealized losses on offsetting positions) from the sale or other disposition of stock, securities, or foreign currencies (or options, futures, or forward contracts thereon) held for less than three months (the "Short-Short Gain Test"). For purposes of these calculations, gross income includes tax-exempt income. However, foreign currency gains, including those derived from options, futures, and forwards, will not in any event be characterized as Short-Short Gain if they are directly related to the regulated investment company's investments in stock or securities (or options or futures thereon). Because of the Short-Short Gain Test, a Fund may have to limit the sale of appreciated securities that it has held for less than three months. However, the Short-Short Gain Test will not prevent a Fund from disposing of investments at a loss, since the recognition of a loss before the expiration of the three-month holding period is disregarded for this purpose. Interest (including original issue discount) received by a Fund at maturity or upon the disposition of a security held for less than three months will not be treated as gross income derived from the sale or other disposition of such security within the meaning of the Short-Short Gain Test. However, income that is attributable to realized market appreciation will be treated as gross income from such sale or other disposition for this purpose.

In general, gain or loss recognized by a Fund on the disposition of an asset will be a capital gain or loss. However, gain recognized on the disposition of a debt obligation (including municipal obligations) purchased by a Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued while the Fund held the debt obligation. In addition, under the rules of Code Section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto (but only to the extent attributable to changes in foreign currency exchange rates), and gain or loss recognized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, except for regulated futures contracts or non-equity options subject to Code Section 1256 (unless a Fund elects otherwise), generally will be treated as ordinary income or loss.

The Code also treats as ordinary income a portion of the gain recognized in a transaction where substantially all of the return realized is attributable to the time value of a Fund's net investment in the transaction and: (1) the transaction consists of the acquisition of property by the Fund and a contemporaneous contract to sell substantially identical property in the future; (2) the transaction is a straddle within the meaning of Section 1092 of the Code; (3) the transaction is one that was marketed or sold to the Fund on the basis that it would have the economic characteristics of a loan but the interest-like return would be taxed as capital gain; or (4) the transaction is described as a conversion transaction in the Treasury Regulations. The amount of such gain that is treated as ordinary income generally will not exceed the amount of the interest that would have accrued on the net investment for the relevant period at a yield equal to 120% of the applicable federal rate, reduced by the sum of: (1) prior inclusions of ordinary income items from the conversion transaction and (2) the capitalized interest on acquisition indebtedness under Code Section 263(g). However, a Fund has a built-in loss with respect to a position that becomes a part of a conversion transaction, the character of such loss will be preserved upon a subsequent disposition or termination of the position. No authority exists that indicates that the character of the income treated as ordinary under this rule will not pass through to the Funds' shareholders.

In general, for purposes of determining whether capital gain or loss recognized by a Fund on the disposition of an asset is long-term or short-term, the holding period of the asset may be affected (as applicable, depending on the type of the Fund involved) if (1) the asset is used to close a "short sale" (which includes for certain purposes the acquisition of a put option) or is substantially identical to another asset so used, (2) the asset is otherwise held by the Fund as part of a "straddle" (which term generally excludes a situation where the asset is stock and Fund grants a qualified covered call option (which, among other things, must not be deep-in-the-money) with respect thereto), or (3) the asset is stock and the Fund grants an in-the-money qualified covered call option with respect thereto. However, for purposes of the Short-Short Gain Test, the holding period of the asset disposed of may be reduced only in the case of clause (1) above. In addition, a Fund may be required to defer the recognition of a loss on the disposition of an asset held as part of a straddle to the extent of any unrecognized gain on the offsetting position.

Any gain recognized by a Fund on the lapse of, or any gain or loss recognized by a Fund from a closing transaction with respect to, an option written by the Fund will be treated as a short-term capital gain or loss. For purposes of the Short-Short Gain Test, the holding period of an option written by a Fund will commence on the date it is written and end on the date it lapses or the date a closing transaction is entered into. Accordingly, a Fund may be limited in its ability to write options which expire within three months and to enter into closing transactions at a gain within three months of the writing of options.

Transactions that may be engaged in by a Fund (such as regulated futures contracts, certain foreign currency contracts, and options on stock indexes and futures contracts) will be subject to special tax treatment as "Section 1256 Contracts." Section 1256 Contracts are treated as if they are sold for their fair market value on the last business day of the taxable year, even though a taxpayer's obligations (or rights) under such Section 1256 Contracts have not terminated (by delivery, exercise, entering into a closing transaction, or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 Contracts is taken into account for the taxable year together with any other gain or loss that was recognized previously upon the termination of
Section 1256 Contracts during that taxable year. Any capital gain or loss for the taxable year with respect to Section 1256 Contracts (including any capital gain or loss arising as a consequence of the year-end deemed sale of such
Section 1256 Contracts) generally is treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. A Fund, however, may elect not to have this special tax treatment apply to Section 1256 Contracts that are part of a "mixed straddle" with other investments of the Fund that are not Section 1256 Contracts. The IRS has held in several private rulings (and Treasury Regulations now provide) that deemed gains arising from Section 1256 contracts will be treated for purposes of the Short-Short Gain Test as being derived from securities held for not less than three months if the gains arise as a result of a constructive sale under Code Section 1256.

A Fund may enter into notional principal contracts, including interest rate swaps, caps, floors, and collars. Treasury Regulations provide, in general, that the net income or net deduction from a notional principal contract for a taxable year is included in or deducted from gross income for that taxable year. The net income or deduction from a notional principal contract for a taxable year equals the total of all of the periodic payments (generally, payments that are payable or receivable at fixed periodic intervals of one year or less during the entire term of the contract) that are recognized from that contract for the taxable year and all of the non-periodic payments (including premiums for caps, floors, and collars) that are recognized from that contract for the taxable year. No portion of a payment by a party to a notional principal contract is recognized prior to the first year to which any portion of a payment by the counterparty relates. A periodic payment is recognized ratably over the period to which it relates. In general, a non-periodic payment must be recognized over the term of the notional principal contract in a manner that reflects the economic substance of the contract. A non-periodic payment that relates to an interest rate swap, cap, floor, or collar is recognized over the term of the contract by allocating it in accordance with the values of a series of cash-settled forward or option contracts that reflect the specified index and notional principal amount upon which the notional principal contract is based (or, in the case of a swap, under an alternative method contained in the proposed regulations and, in the case of a cap or floor, under an alternative method which the IRS may provide in a revenue procedure).

A Fund may purchase securities of certain foreign investment funds or trusts which constitute passive foreign investment companies ("PFICs") for federal income tax purposes. If a Fund invests in a PFIC, it may elect to treat the PFIC as a qualifying electing fund (a "QEF"), in which event the Fund will each year have ordinary income equal to its pro rata share of the PFIC's ordinary earnings for the year and long-term capital gain equal to its pro rata share of the PFIC's net capital gain for the year, regardless of whether the Fund receives distributions of any such ordinary earnings or capital gain from the PFIC. If the Fund does not elect to treat the PFIC as a QEF, then, in general, (1) any gain recognized by the Fund upon sale or other disposition of its interest in the PFIC or any excess distribution received by the Fund from the PFIC will be allocated ratably over the Fund's holding period of its interest in the PFIC,
(2) the portion of such gain or excess distribution so allocated to the year in which the gain is recognized or the excess distribution is received shall be included in the Fund's gross income for such year as ordinary income (and the distribution of such portion by the Fund to shareholders will be taxable as an ordinary income dividend, but such portion will not be subject to tax at the Fund level), (3) the Fund shall be liable for tax on the portions of such gain or excess distribution so allocated to prior years in an amount equal to, for each such prior year, the sum of (i) the amount of gain or excess distribution allocated to such prior year multiplied by the highest tax rate (individual or corporate) in effect for such prior year and
(ii) interest on the amount determined under clause (i) for the period from the due date for filing a return for such prior year until the date for filling a return for the year in which the gain is recognized or the excess distribution is received at the rates and methods applicable to underpayments of tax for such period, and (4) the distribution by the Fund to shareholders of the portions of such gain or excess distribution so allocated to prior years (net of the tax payable by the Fund thereon) will again be taxable to the shareholders as an ordinary income dividend.

Under proposed Treasury Regulations, a Fund holding PFIC stock can elect to recognize as gain the excess, as of the last day of its taxable year, of the fair market value of each share of PFIC stock over the Fund's adjusted tax basis in that share ("mark to market gain"). Such mark-to-market gain will constitute ordinary income and will not be subject to the Short-Short Gain Test, and the Fund's holding period with respect to such PFIC stock will commence on the first day of the next taxable year. If a Fund makes such election in the first taxable year it holds PFIC stock, it will not incur the tax described in the preceding paragraph.

Treasury Regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or any part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

In addition to satisfying the requirements described above, a Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of a Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (provided that, with respect to each issuer, the Fund has not invested more than 5% of the value of the Fund's total assets in securities of each such issuer and the Fund does not hold more than 10% of the outstanding voting securities of each such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses. Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the security, not the issuer of the option. For purposes of asset diversification testing, obligations issued or guaranteed by certain agencies or instrumentalities of the U.S. Government, such as the Federal Agricultural Mortgage Corporation, the Farm Credit System Financial Assistance Corporation, a Federal Home Loan Bank, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Government

National Mortgage Corporation, and the Student Loan Marketing Association, are treated as U.S. Government securities.

If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions may be eligible for the dividends-received deduction in the case of corporate shareholders.

EXCISE TAX ON REGULATED INVESTMENT COMPANIES

A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). (Tax-exempt interest on municipal obligations is not subject to the excise tax.) The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

For purposes of calculating the excise tax, a regulated investment company: (1) reduces its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year and (2) excludes foreign currency gains and losses incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (which gains and losses are included in determining the company's ordinary taxable income for the succeeding calendar year).

Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

FUND DISTRIBUTIONS

Each Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes. Distributions attributable to dividends received by the Funds from domestic corporations will qualify for the 70% dividends-received deduction for corporate shareholders only to the extent discussed below. Distributions attributable to interest received by the Funds will not, and distributions attributable to dividends paid by a foreign corporation generally should not, qualify for the dividend-received deduction. In general, the Balanced Fund, Diversified Stock Fund, International Growth Fund, National Municipal Bond Fund, New York Tax-Free Fund, Ohio Regional Stock Fund and Special Value Fund dividends paid on Class A and Class B shares are calculated at the same time and in the same manner. In general, dividends on Class B shares are expected to be lower than those on Class A shares due to the higher distribution expenses charged by the Class B shares. Dividends may also differ between classes as a result of differences in other class specific expenses.

Ordinary income dividends paid by a Fund with respect to a taxable year will qualify for the 70% dividends-received deduction generally available to corporations (other than corporations such as S corporations, which are not eligible for the deduction because of their special characteristics, and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. A dividend received by a Fund will not be treated as a qualifying dividend (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock), excluding for this purpose under the rules of Code Section 246(c)(3) and (4):
(i) any day more than 45 days (or 90 days in the case of certain preferred stock) after the date on which the stock becomes ex-dividend and (ii) any period during which the Fund has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of a deep-in-the-money or otherwise nonqualified option to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (3) to the extent the stock on which the dividend is paid is treated as debt-financed under the rules of Code Section 246A. Moreover, the dividends-received deduction for a corporate shareholder may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of Code Section 246(b) which in general limits the dividends-received deduction to 70% of the shareholder's taxable income (determined without regard to the dividends-received deduction and certain other items). With respect to the International Growth Fund, only an insignificant portion of the Fund will be invested in stock of domestic corporations; therefore the ordinary dividends distributed by the Fund will not qualify for the dividends-received deduction for corporate shareholders.

A Fund may either retain or distribute to shareholders its net capital gain for each taxable year. Each Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a capital gain dividend, it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by a Fund prior to the date on which the shareholder acquired his shares. The Code provides, however, that under certain conditions only 50% of the capital gain recognized upon a Fund's disposition of domestic qualified "small business" stock will be subject to tax.

Conversely, if a Fund elects to retain its net capital gain, the Fund will be subject to tax thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. If a Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

The New York Tax-Free Fund, National Municipal Bond Fund, Ohio Municipal Bond Fund, Ohio Municipal Money Market Fund, and Tax-Free Money Market Fund (the "Tax Exempt Funds") intend to qualify to pay exempt-interest dividends by satisfying the requirement that at the close of each quarter of the Tax-Exempt Funds' taxable year at least 50% of each Fund's total assets consists of tax-exempt municipal obligations. Distributions from a Tax-Exempt Fund will constitute exempt-interest dividends to the extent of such Fund's tax-exempt interest income (net of expenses and amortized bond premium). Exempt-interest dividends distributed to shareholders of a Tax-Exempt Fund are excluded from gross income for federal income tax purposes. However, shareholders required to file a federal income tax return will be required to report the receipt of exempt interest dividends on their returns. Moreover, while exempt-interest dividends are excluded from gross income for federal income tax purposes, they may be subject to alternative minimum tax ("AMT") in certain circumstances and may have other collateral tax consequences as discussed below. Distributions by a Tax-Exempt Fund of any investment company taxable income or of any net capital gain will be taxable to shareholders as discussed above.

AMT is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed at a maximum marginal rate of 28% for non-corporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer's alternative minimum taxable income ("AMTI") over an exemption amount. Exempt-interest dividends derived from certain "private activity" municipal obligations issued after August 7, 1986 will generally constitute an item of tax preference includable in AMTI for both corporate and non-corporate taxpayers. In addition, exempt-interest dividends derived from all municipal obligations, regardless of the date of issue, must be included in adjusted current earnings, which are used in computing an additional corporate preference item (i.e., 75% of the excess of a corporate taxpayer's adjusted current earnings over its AMTI (determined without regard to this item and the AMT net operating loss deduction)) includable in AMTI. For purposes of the corporate AMT, the corporate dividends received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation's AMTI. However, corporate shareholders will generally be required to take the full amount of any dividend received from the Fund into account (without a dividends-received deduction) in determining their adjusted current earnings.

Exempt-interest dividends must be taken into account in computing the portion, if any, of social security or railroad retirement benefits that must be included in an individual shareholder's gross income and subject to federal income tax. Further, a shareholder of a

Tax-Exempt Fund is denied a deduction for interest on indebtedness incurred or continued to purchase or carry shares of a Tax-Exempt Fund. Moreover, a shareholder who is (or is related to) a "substantial user" of a facility financed by industrial development bonds held by a Tax-Exempt Fund will likely be subject to tax on dividends paid by the Tax-Exempt Fund which are derived from interest on such bonds. Receipt of exempt-interest dividends may result in other collateral federal income tax consequences to certain taxpayers, including financial institutions, property and casualty insurance companies, and foreign corporations engaged in a trade or business in the United States. Prospective investors should consult their own advisers as to such consequences.

Investment income that may be received by the International Growth Fund from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested in various countries is not known: If more than 50% of the value of the Fund's total assets at the close of its taxable year consist of the stock or securities of foreign corporations, the Fund may elect to "pass through" to the Fund's shareholders the amount of foreign taxes paid by the Fund. If the Fund so elects, each shareholder would be required to include in gross income, even though not actually received, his pro rata share of the foreign taxes paid by the Fund, but would be treated as having paid his pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various Code limitations) as a foreign tax credit against federal income tax (but not both). For purposes of the foreign tax credit limitation rules of the Code, each shareholder would treat as foreign source income his pro rata share of such foreign taxes plus the portion of dividends received from the Fund representing income derived from foreign sources. No deduction for foreign taxes could be claimed by an individual shareholder who does not itemize deductions. Each shareholder should consult his own tax adviser regarding the potential application of foreign tax credit rules.

Distributions by a Fund that do not constitute ordinary income dividends, exempt-interest dividends, or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of a Fund reflects undistributed net investment income, recognized net capital gain, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by a Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

Each Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Fund that it is not subject to backup withholding or is an "exempt recipient" (such as a corporation).

SALE OR REDEMPTION OF SHARES

The Money Market Funds seek to maintain a stable net asset value of $1.00 per share; however, there can be no assurance that the Money Market Funds will do this. In such a case, and for all the Funds other than the Money Market Funds, a shareholder will recognize gain or loss on the sale or redemption of shares of a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of a Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be disallowed to the extent of the amount of exempt-interest dividends received on such shares and (to the extent not disallowed) will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. For this purpose, the special holding period rules of Code Section 246(c)(3) and (4) (discussed above in connection with the dividends-received deduction for corporations) generally will apply in determining the holding period of shares. Long-term capital gains of noncorporate taxpayers are currently taxed at a maximum rate 11.6% lower than the maximum rate applicable to ordinary income. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

If a shareholder (1) incurs a sales load in acquiring shares of a Fund, (2) disposes of such shares less than 91 days after they are acquired and (3) subsequently acquires shares of the Fund or another fund at a reduced sales load pursuant to a right acquired in connection with the acquisition of the shares disposed of, then the sales load on the shares disposed of (to the extent of the reduction in the sales load on the shares subsequently acquired) shall not be taken into account in determining gain or loss on such shares but shall be treated as incurred on the acquisition of the subsequently acquired shares.

FOREIGN SHAREHOLDERS

Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from a Fund is
"effectively connected" with a U.S. trade or business carried on by such shareholder.

If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends paid to such foreign shareholder will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Furthermore, such a foreign shareholder in the International Growth Fund may be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) on the gross income resulting from the Fund's election to treat any foreign taxes paid by it as paid by its shareholders, but may not be allowed a deduction against such gross income or a credit against the U.S. withholding tax for the foreign shareholder's pro rata share of such foreign taxes which it is treated as having paid. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of a Fund, capital gain dividends and exempt-interest dividends, and amounts retained by the Fund that are designated as undistributed capital gains.

If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

In the case of foreign noncorporate shareholders, a Fund may be required to withhold U.S. federal income tax at a rate of 31% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign taxes.

EFFECT OF FUTURE LEGISLATION, LOCAL TAX CONSIDERATIONS

The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

Rules of state and local taxation of ordinary income dividends, exempt-interest dividends, and capital gain dividends from regulated investment companies often differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in a Fund.

TRUSTEES AND OFFICERS

BOARD OF TRUSTEES.

Overall responsibility for management of the Victory Portfolios rests with the Trustees, who are elected by the shareholders of the Victory Portfolios. The Victory Portfolios are managed by the Trustees in accordance with the laws of the State of Delaware. There are currently seven Trustees, six of whom are not "interested persons" of the Victory Portfolios within the meaning of that term under the 1940 Act ("Independent Trustees"). The Trustees, in turn, elect the officers of the Victory Portfolios to supervise actively its day-to-day operations.

The Trustees of the Victory Portfolios, their addresses, ages, and their principal occupations during the past five years are as follows:

                                        Position(s) Held             Principal Occupation
Name, Address and Age              With the Victory Portfolios        During Past 5 Years
---------------------              ---------------------------       ----------------------
Leigh A. Wilson,* 52                 Trustee and President         From 1989 to present,  Chairman and Chief Executive Officer,
Glenleigh International Ltd.                                       Glenleigh  International  Limited;  from 1984 to 1989, Chief
53 Sylvan Road North                                               Executive   Officer,   Paribas  North  America  and  Paribas
Westport, CT  06880                                                Corporation;  President  and Trustee,  The Victory Funds and
                                                                   the Key Mutual Funds ("KeyFunds").

Robert G. Brown, 73                  Trustee                       Retired; from October 1983 to November 1990, President, Cleveland
5460 N. Ocean Drive                                                Advanced Manufacturing Program (non-profit corporation engaged in
Singer Island                                                      regional economic development).
Riviera  Beach,  FL 33404

Edward P. Campbell, 47               Trustee                       From July 1996 to  present,  President;  from  March 1994 to
Nordson Corporation                                                present,   Executive  Vice  President  and  Chief  Operating
28601 Clemens Road                                                 Officer of Nordson Corporation  (manufacturer of application
Westlake, OH  44145                                                equipment);  from May 1988 to March 1994,  Vice President of
                                                                   Nordson  Corporation;  from 1987 to December 1994, member of the Supervisory Committee of Society's Collective Investment
                                                                   Retirement  Fund;  from May 1991 to  August  1994,  Trustee,
                                                                   Financial  Reserves  Fund and from May 1993 to August  1994,
                                                                   Trustee,  Ohio  Municipal  Money Market Fund;  Trustee,  The
                                                                   Victory Funds and the KeyFunds).

Dr. Harry Gazelle, 69                Trustee                       Retired radiologist, Drs. Hill and Thomas Corp.; Trustee, The
17822 Lake Road                                                    Victory Funds
Lakewood, Ohio  44107

Stanley I.  Landgraf,  71            Trustee                       Retired;  currently,  Trustee,  Rensselaer Polytechnic Institute;
41 Traditional Lane                                                Director,  Elenel  Corporation and Mechanical  Technology,  Inc.;
Loudonville,  NY 12211                                             Member,  Board of  Overseers,  School of  Management,  Rensselaer
                                                                   Polytechnic Institute;  Member, The Fifty Group (a Capital Region
                                                                   business organization); Trustee, The Victory Funds.


Dr. Thomas F. Morrissey, 63          Trustee                       1995  Visiting   Scholar,   Bond   University,   Queensland,
Weatherhead School of                                              Australia; Professor, Weatherhead School of Management, Case
   Management                                                      Western  Reserve  University;  from 1989 to 1995,  Associate
Case Western Reserve                                               Dean of  Weatherhead  School  of  Management;  from  1987 to
   University                                                      December  1994,  Member  of  the  Supervisory  Committee  of
10900 Euclid Avenue                                                Society's  Collective  Investment  Retirement Fund; from May
Cleveland,  OH  44106-7235                                         1991 to August 1994,  Trustee,  Financial  Reserves Fund and
                                                                   from May 1993 to August 1994, Trustee,  Ohio Municipal Money
                                                                   Market Fund; Trustee, The Victory Funds.

Dr. H. Patrick Swygert, 53           Trustee                       President,  Howard  University;  formerly  President,  State
Howard University                                                  University of New York at Albany;  formerly,  Executive Vice
2400 6th Street, N.W.                                              President, Temple University; Trustee, The Victory Funds.
Suite 320
Washington, D.C.  20059



---------------
* Mr. Wilson is deemed to be an "interested person" of the Victory Portfolios under the 1940 Act solely by reason of his position as President.

The Board presently has an Investment Policy Committee and a Business, Legal, and Audit Committee. The members of the Investment Policy Committee are Messrs. Landgraf (Chairman), Morrissey, and Brown, who will serve until August 1997. The function of the Investment Policy Committee is to review the existing investment policies of the Victory Portfolios, including the levels of risk and types of funds available to shareholders, and make recommendations to the Trustees regarding the revision of such policies or, if necessary, the submission of such revisions to the Victory Portfolios' shareholders for their consideration. The members of the Business, Legal and Audit Committee are Messrs. Swygert (Chairman), Campbell, and Gazelle who will serve until August 1997. The function of the Business, Legal, and Audit Committee is to recommend independent auditors and monitor accounting and financial matters; to nominate persons to serve as Independent Trustees and Trustees to serve on committees of the Board; and to review compliance and contract matters.

The Investment Policy Committee met four times during the 12 months ended October 31, 1996. The Business, Legal and Audit Committee met four times during the 12 months ended October 31, 1996.

REMUNERATION OF TRUSTEES AND CERTAIN EXECUTIVE OFFICERS.

Each Trustee (other than Leigh A. Wilson) receives an annual fee of $27,000 for serving as Trustee of all the Funds of the Victory Portfolios, and an additional per meeting fee ($2,400 in person and $1,200 per telephonic meeting). Leigh A. Wilson receives an annual fee of $33,000 for serving as President and Trustee for all of the funds of the Victory Portfolios, and an additional per meeting fee ($3,000 in person and $1,500 per telephonic meeting).

The following table indicates the compensation received by each Trustee from the Victory "Fund Complex"(1) for the 12 month period ended October 31, 1996.

                                                                                                Aggregate
                                        Pension or Retirement           Estimated Annual       Compensation       Total Compensation
                                         Benefits Accrued as                Benefits           from Victory          from Victory
                                          Portfolio Expenses            Upon Retirement         Portfolios        "Fund Complex" (1)
                                          -------------------           ---------------         -----------       ------------------
Leigh A. Wilson, Trustee..........               -0-                          -0-               $51,000             $62,250
Robert G. Brown, Trustee..........               -0-                          -0-                41,400              50,250
Edward P. Campbell, Trustee.......               -0-                          -0-                39,000              39,000
Harry Gazelle, Trustee............               -0-                          -0-                39,000              39,000
Stanley I. Landgraf, Trustee......               -0-                          -0-                39,000              39,000
Thomas F. Morrissey, Trustee......               -0-                          -0-                39,000              39,000
H. Patrick Swygert, Trustee.......               -0-                          -0-                36,600              36,600

(1) There are presently 33 mutual funds from which the above-named Trustees are compensated in the Victory "Fund Complex," but not all of the above-named Trustees serve on the board of each fund in the "Fund Complex."

OFFICERS.

The officers of the Victory Portfolios, their ages, addresses, and principal occupations during the past five years, are as follows:

                                              POSITION(S) WITH THE           PRINCIPAL OCCUPATION
NAME, AGE, AND ADDRESS                         VICTORY PORTFOLIOS            DURING PAST 5 YEARS
----------------------------------   --------------------------------  ----------------------------------
Leigh A. Wilson, 52                  President and Trustee                From 1989 to present, Chairman
Glenleigh International Ltd.                                              and Chief Executive Officer,
53 Sylvan Road North                                                      Glenleigh International Limited;
Westport, CT  06880                                                       from 1984 to 1989, Chief
                                                                          Executive Officer, Paribas North
                                                                          America and Paribas Corporation;
                                                                          President and Trustee of  The Victory
                                                                          Funds and the KeyFunds.

William B. Blundin, 58               Vice President                       Senior Vice President of BISYS
BISYS Fund Services                                                       Fund Services ("BISYS"); officer
125 West 55th Street                                                      of other investment companies
New York, New York  10019                                                 administered by BISYS Fund
                                                                          Services; President and Chief
                                                                          Executive Officer of Vista Broker-
                                                                          Dealer Services, Inc., Emerald
                                                                          Asset Management, Inc. and BNY
                                                                          Hamilton Distributors, Inc.,
                                                                          registered broker/dealers.

J. David Huber, 51                   Vice President                       Executive Vice President, BISYS.
BISYS Fund Services
3435 Stelzer Road
Columbus, OH  43219-3035

Scott A. Englehart, 34               Secretary                            From October 1990 to present,
BISYS Fund Services                                                       employee of BISYS.
3435 Stelzer Road
Columbus, OH  43219-3035

George O. Martinez, 38               Assistant Secretary                  From March 1995 to present,
BISYS Fund Services                                                       Senior Vice President and Director
3435 Stelzer Road                                                         of Legal and Compliance Services,
Columbus, OH  43219-3035                                                  BISYS; from June 1989 to March
                                                                          1995, Vice President and Associate
                                                                          General Counsel, Alliance Capital
                                                                          Management.

Kevin L. Martin, 36                  Treasurer                            From  February 1996 to present,  BISYS Fund Services
                                                                          employee of BISYS;  from 1984 to 3435  Stelzer  Road
                                                                          February  1996,  Senior Manager, Columbus, OH 43219-3035
                                                                          Ernst & Young.

The mailing address of each of the officers of the Victory Portfolios is 3435 Stelzer Road, Columbus, Ohio 43219-3035.

The officers of the Victory Portfolios (other than Leigh Wilson) receive no compensation directly from the Victory Portfolios for performing the duties of their offices. BISYS receives fees from the Victory Portfolios as Administrator.

As of January 17, 1997, the Trustees and officers as a group owned beneficially less than 1% of all classes of outstanding shares of the Funds.


ADVISORY AND OTHER CONTRACTS

INVESTMENT ADVISER AND SUB-ADVISER.

One of the Fund's most important contracts is with its investment adviser. The Adviser is a New York corporation registered as an investment adviser with the Securities and Exchange Commission The Adviser is a wholly owned subsidiary of KeyBank National Association ("KeyBank"), a wholly-owned subsidiary of KeyCorp. Effective February 28, 1997, the Adviser became the surviving corporation of the reorganization of four indirect investment adviser subsidiaries of KeyCorp--KeyCorp Mutual Fund Advisers, Inc. ("Key Advisers"), Society Asset Management, Inc. ("SAM"), Spears, Benzak, Salomon & Farrell, Inc. ("SBSF") and Applied Technologies, Inc. ("ATI"), each registered with the Commission as an investment adviser. Key Advisers, SAM and ATI were merged with and into SBSF, a New York corporation organized on February 22, 1972. Pursuant to the terms of the reorganization, SBSF changed its name to Key Asset Management Inc. SAM, SBSF and ATI will continue to operate under their existing names as separate divisions of the Adviser. Affiliates of the Adviser manage approximately $50 billion for numerous clients including large corporate and public retirement plans, Taft-Hartley plans, foundations and endowments, high net worth individuals and mutual funds.

KeyCorp, a financial services holding company, is headquartered at 127 Public Square, Cleveland, Ohio 44114. As of September 30, 1996, KeyCorp had an asset base of $65 billion, with banking offices in 26 states from Maine to Alaska, and trust and investment offices in 16 states. KeyCorp is the resulting entity of a merger in 1994 of Society Corporation, the bank holding company of which
KeyBank, formerly Society National Bank was a wholly-owned subsidiary, and KeyCorp, the former bank holding company. KeyCorp's major business activities include providing traditional banking and associated financial services to consumer, business and commercial markets. Its non-bank subsidiaries include investment advisory, securities brokerage, insurance, bank credit card processing, and leasing companies. KeyBank is the lead affiliate bank of KeyCorp.

The following schedule lists the advisory fees for each mutual fund that is advised by the Adviser.

         .25 OF 1% OF AVERAGE DAILY NET ASSETS
                  Victory Institutional Money Market Fund

         .35 OF 1% OF AVERAGE DAILY NET ASSETS
                  Victory Prime Obligations Fund
                  Victory U.S. Government Obligations Fund
                  Victory Tax-Free Money Market Fund

         .50 OF 1% OF AVERAGE DAILY NET ASSETS
                  Victory Ohio Municipal Money Market Fund
                  Victory Limited Term Income Fund
                  Victory Government Mortgage Fund
                  Victory Financial Reserves Fund
                  Victory Fund for Income

         .55 OF 1% OF AVERAGE DAILY NET ASSETS
                  Victory National Municipal Bond Fund
                  Victory New York Tax-Free Fund

         .60 OF 1% OF AVERAGE DAILY NET ASSETS
                  Victory Ohio Municipal Bond Fund
                  Victory Stock Index Fund

         .65 OF 1% OF AVERAGE DAILY NET ASSETS
                  Victory Diversified Stock Fund

         .75 OF 1% OF AVERAGE DAILY NET ASSETS
                  Victory Intermediate Income Fund
                  Victory Investment Quality Bond Fund
                  Victory Ohio Regional Stock Fund

         1% OF AVERAGE DAILY NET ASSETS
                  Victory Balanced Fund
                  Victory Lakefront Fund
                  Victory Value Fund
                  Victory Growth Fund
                  Victory Real Estate Investment Fund
                  Victory Special Value Fund
                  Victory Special Growth Fund

         1.10% OF AVERAGE DAILY NET ASSETS
                  Victory International Growth Fund

Lakefront Capital Investors, Inc. ("Lakefront" or the "Sub-Adviser") serves as sub-adviser to the Lakefront Fund. For its services under the Investment Sub-Advisory Agreement, the Adviser pays Lakefront a monthly fee of 0.50% of the Lakefront Fund's average daily net assets from its advisory fee.


THE INVESTMENT ADVISORY AND INVESTMENT SUB-ADVISORY AGREEMENTS.

Unless sooner terminated, the Investment Advisory Agreement between the Adviser and the Victory Portfolios, on behalf of the Funds (the "Investment Advisory Agreement"), provides that it will continue in effect as to the Funds for an initial two-year term and for consecutive one-year terms thereafter, provided that such continuance is approved at least annually by the Trustees or by vote of a majority of the outstanding shares of each Fund (as defined under "Additional Information - Miscellaneous"), and, in either case, by a majority of the Trustees who are not parties to the Investment Advisory Agreement or interested persons (as defined in the 1940 Act) of any party to the Investment Advisory Agreement, by votes cast in person at a meeting called for such purpose.

The Investment Advisory Agreement is terminable as to any particular Fund at any time on 60 days' written notice without penalty by the Trustees, by vote of a majority of the outstanding shares of the Fund, by vote of the Board of Trustees of the Victory Portfolios, or by the Adviser. The Investment Advisory Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act.

The Investment Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of services pursuant to the Investment Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard by it of its duties and obligations thereunder.

From January 1, 1996 until February 28, 1996, Key Mutual Fund Advisers, Inc. ("Key Advisers") served as investment adviser to the Funds.

From January, 1993 until December 31, 1995, Society Asset Management, Inc. served as investment adviser to the Funds. For the fiscal years ended October 31, 1996, 1995 and 1994, the Key Advisers (and its predecessors) earned the following advisory fees with respect to each Fund, the amount of fees paid to the Adviser is net of the amount of fee reduction:




                                             1996                            1995                               1994
                                                                      Amount of       Amount of       Amount of         Amount
                                   Amount of Fees   Amount of Fee    Fees Paid to        Fee         Fees Paid to       of Fee
                                   Paid to Advisor   Reduction        Advisor        Reduction        Advisor         Reduction
                                   ---------------   ---------        -------        ---------        -------         ---------
Balanced Fund                       2,382,191         376,178        $1,024,165         624,474         $536,712        396,767
Diversified Stock Fund              3,203,628          55,678         2,006,479         126,000        1,548,683         82,207
Financial Reserves Fund             3,985,273         582,762         2,132,744         420,213        2,132,744        584,417
Fund for Income                       110,416          87,637            87,483          36,865           84,270          2,027
Government Mortgage Fund              649,548           3,389           702,724          15,995          800,556         30,223
Growth Fund (a)                     1,252,383          70,660           526,613         216,181          361,755        218,180
Institutional Money Market
Fund (b)                            1,936,239         932,844           314,773         337,327        1,131,754      1,087,613
Intermediate Income Fund            1,575,971         357,865           692,143         325,544          469,249        247,239
International Growth Fund           1,254,792          28,169           901,337         116,464          532,331         90,406
Investment Quality Bond
Fund                                1,021,962         185,307           546,647         238,865          436,637        240,057(c)
Limited Term Income Fund              718,806          46,818           710,323          20,789          421,108          6,157
National Municipal Bond
Fund (d)                              206,174          206,174               812          25,316           11,825              0
New York Tax-Free Bond                 90,610           83,068
Ohio Municipal Bond Fund              401,172          103,079           183,193         163,525          163,756        173,917
Ohio Municipal Money                                                     187,594         244,500       1,692,574/       320,022/
Market Fund (e)                     2,835,777        1,706,115                                          1,517,669        234,884
Ohio Regional Stock Fund              323,040            4,181           253,943          13,584          247,755         10,682
Prime Obligations Fund              1,628,427               --         1,907,736               0        2,649,796              0
Special Growth Fund                   745,064           33,521           143,381         296,856          152,165         93,307
Special Value Fund                  2,375,797           69,296         1,140,267         405,752          588,378        242,661
Stock Index Fund                    1,318,984          382,702           489,171         194,774          286,360        100,857
Tax-Free Money Market
Fund                                1,124,656           31,987           829,802          34,209          707,270         34,905
U.S. Government Obligations
Fund                                4,208,590                0         2,245,705               0        1,614,950              0
Value Fund                          3,440,798           62,495         1,771,834         810,820          979,887        575,355(a)

(a)  Fiscal period 12/3/93 (commencement of operations) to October 31, 1994
(b)  Fiscal year ended 4/30/95, fiscal period ended 10/31/95
(c)  Fiscal period 12/10/93 (commencement of operations) to October 31, 1994
(d)  Periods ended 4/30/95 and 10/31/95
(e) Fiscal year ended 10/31/96; two months ended 10/31/95; fiscal year ended 8/30/95 and 8/31/94

Under the Investment Advisory Agreement, the Adviser may delegate a portion of its responsibilities to a sub-adviser. In addition, the Investment Advisory Agreement provides that the Adviser may render services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser of the Funds and are under the common control of KeyCorp as long as all such persons are functioning as part of an organized group of persons, managed by authorized officers of the Adviser.

GLASS-STEAGALL ACT.

In 1971 the United States Supreme Court held in Investment Company Institute v. Camp that the federal statute commonly referred to as the Glass-Steagall Act prohibits a national bank from operating a fund for the collective investment of managing agency accounts. Subsequently, the Board of Governors of the Federal Reserve System (the "Board") issued a regulation and interpretation to the effect that the Glass-Steagall Act and such decision: (a) forbid a bank holding company registered under the Federal Bank Holding Company Act of 1956 (the "Holding Company Act") or any non-bank affiliate thereof from sponsoring, organizing, or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, but (b) do not prohibit such a holding company or affiliate from acting as investment adviser, transfer agent, and custodian to such an investment company. In 1981 the United States Supreme Court held in Board of Governors of the Federal Reserve System v. Investment Company Institute that the Board did not exceed its authority under the Holding Company Act when it adopted its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to registered closed-end investment companies. In the Board of Governors case, the Supreme Court also stated that if a national bank complied with the restrictions imposed by the Board in its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to investment companies, a national bank performing investment advisory services for an investment company would not violate the Glass-Steagall Act.

From time to time, advertisements, supplemental sales literature and information furnished to present or prospective shareholders of the Funds may include descriptions of Key Trust Company of Ohio, N.A. and the Adviser including, but not limited to, (1) descriptions of the operations of Key Trust Company of Ohio, N.A. and the Adviser; (2) descriptions of certain personnel and their functions; and (3) statistics and rankings related to the operations of Key Trust Company of Ohio, N.A. and the Adviser.

PORTFOLIO TRANSACTIONS.

THE MONEY MARKET FUNDS. Pursuant to the Investment Advisory Agreement of the Victory Portfolios on behalf of the Money Market Funds, the Adviser determines, subject to the general supervision of the Trustees of the Victory Portfolios, and in accordance with each Money Market Fund's investment objective, policies and restrictions, which securities are to be purchased and sold by the Money Market Funds, and which brokers are to be eligible to execute its portfolio transactions. Since purchases and sales of portfolio securities by the Money Market Funds are usually principal transactions, the Money Market Funds incur little or no brokerage commissions. For the three previous fiscal years ended October 31, 1996, 1995 and 1994, the Money Market Funds paid no brokerage commissions. Securities of the Money Market Funds are normally purchased directly from the issuer or from a market maker for the securities. The purchase price paid to dealers serving as market makers may include a spread between the bid and asked prices. The Money Market Funds may also purchase securities from underwriters at prices which include the spread retained by the underwriter from the proceeds of the offering to the issuer.

The Money Market Funds do not seek to profit from short-term trading, and will generally (but not always) hold portfolio securities to maturity, but the Adviser may seek to enhance the yield of the Funds by taking advantage of yield disparities or other factors that occur in the money markets. For example, market conditions frequently result in similar securities trading at different prices. The Adviser may dispose of any portfolio security prior to its maturity if such disposition and reinvestment of proceeds are expected to enhance yield consistent with the Adviser's judgment as to desirable portfolio maturity structure or if such disposition is believed to be advisable due to other circumstances or conditions. The investment policies of the Money Market Funds require that investments mature in 90 days or less. Thus, there is likely to be relatively high portfolio turnover, but since brokerage commissions are not normally paid on money market instruments, the high rate of portfolio turnover is not expected to have a material effect on the net income or expenses of the Money Market Funds.

The Adviser's primary consideration in effecting a security transaction is to obtain the best net price and the most favorable execution of the order. Allocation of transactions, including their frequency, among various dealers is determined by the Adviser in its best judgment and in a manner deemed fair and reasonable to shareholders.

INCOME AND EQUITY FUNDS. Pursuant to the Investment Advisory Agreement (and for Lakefront Value Fund, the Investment Sub-Advisory Agreement), the Adviser (and the Sub-Adviser) determine, subject to the general supervision of the Trustees of the Victory Portfolios, and in accordance with each Fund's investment objective and restrictions, which securities are to be purchased and sold by the Funds, and which brokers are to be eligible to execute its portfolio transactions. Purchases from underwriters and/or broker-dealers of portfolio securities include a commission or concession paid by the issuer to the underwriter and/or broker-dealer and purchases from dealers serving as market makers may include the spread between the bid and asked price. While the Adviser (and the Sub-Adviser) generally seek competitive spreads or commissions, each Fund may not necessarily pay the lowest spread or commission available on each transaction, for reasons discussed below.

Allocation of transactions to dealers is determined by the Adviser (or the Sub-Adviser) in their best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, dealers who provide supplemental investment research to the Adviser (or the Sub-Adviser) may receive orders for transactions by the Victory Portfolios. Information so received is in addition to and not in lieu of services required to be performed by the Adviser (or the Sub-Adviser) and does not reduce the investment advisory fees payable to the Adviser by the Funds. Such information may be useful to the Adviser (or the Sub-Adviser) in serving both the Victory Portfolios and other clients and, conversely, such supplemental research information obtained by the placement of orders on behalf of other clients may be useful to the Adviser (or the Sub-Adviser) in carrying out its obligations to the Victory Portfolios. The Trustees have authorized the allocation of brokerage to affiliated broker-dealers on an agency basis to effect portfolio transactions. The Trustees have adopted procedures incorporating the standards of Rule 17e- 1 of the 1940 Act, which require that the commission paid to affiliated broker-dealers must be "reasonable and fair compared to the commission, fee or other remuneration received, or to be received, by other brokers in connection with comparable transactions involving similar securities during a comparable period of time." At times, the Funds may also purchase portfolio securities directly from dealers acting as principals, underwriters or market makers. As these transactions are usually conducted on a net basis, no brokerage commissions are paid by the Funds.

ALL FUNDS. The Victory Portfolios will not execute portfolio transactions through, acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with the Adviser, the Sub-Adviser, Key Trust Company of Ohio, N.A. ("Key Trust") or their affiliates, or BISYS or its affiliates, and will not give preference to Key Trust's correspondent banks or affiliates, or BISYS with respect to such transactions, securities, savings deposits, repurchase agreements, and reverse repurchase agreements.

Investment decisions for each Fund are made independently from those made for the other Funds of the Victory Portfolios or any other investment company or account managed by the Adviser (or the Sub-Adviser). Such other investment companies or accounts may also invest in the securities in which the Funds invest, and the Funds may invest in similar securities. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and any other Fund, investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which the Adviser (or the Sub-Adviser) believes to be equitable to such Funds, investment company or account. In some instances, this investment procedure may affect the price paid or received by a Fund or the size of the position obtained by the Fund in an adverse manner relative to the result that would have been obtained if only that particular Fund had participated in or been allocated such trades. To the extent permitted by law, the Adviser (or the Sub-Adviser) may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for the other funds of the Victory Portfolios or for other investment companies or accounts in order to obtain best execution. In making investment recommendations for the Victory Portfolios, the Adviser (and the Sub-Adviser) will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by a Fund is a customer of the Adviser (or the Sub-Adviser), their parents or subsidiaries or affiliates and, in dealing with their commercial customers, the Advisers (or the Sub-Adviser), their parents, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by the Victory Portfolios.

Brokerage commissions paid by each of the Funds listed below were as follows for the fiscal years ended October 31, 1996, 1995 and 1994.

                                          1996          1995           1994
--------------------------------------------------------------------------------
Balanced Fund                          190,526.34      125,079        238,762
--------------------------------------------------------------------------------
Diversified Stock Fund                 881,427.50      615,260        550,131
--------------------------------------------------------------------------------
Financial Reserves Fund                      --             --             --
--------------------------------------------------------------------------------
Fund For Income                          1,250.00            0        176,716
--------------------------------------------------------------------------------
Government Mortgage Fund                   542.84            0            469
--------------------------------------------------------------------------------
Growth Fund                             97,820.00      147,798         59,306(a)
--------------------------------------------------------------------------------
Institutional Money Market Fund              --             --             --
--------------------------------------------------------------------------------
Intermediate Income Fund                61,811.73        1,500          3,047
--------------------------------------------------------------------------------
International Growth Fund                    --        333,609        272,288
--------------------------------------------------------------------------------
Investment Quality Bond Fund            12,889.90        1,800          4,033
--------------------------------------------------------------------------------
Limited Term Income Fund                 8,580.94            0            938
--------------------------------------------------------------------------------
National Municipal Bond Fund                 --             --             --
--------------------------------------------------------------------------------
New York Tax-Free Fund                       --              0        550,131
--------------------------------------------------------------------------------
Ohio Municipal Bond Fund                     --              0              0
--------------------------------------------------------------------------------
Ohio Municipal Money Market Fund             --             --             --
--------------------------------------------------------------------------------
Ohio Regional Stock Fund                 6,597.60       15,420         21,467
--------------------------------------------------------------------------------
Prime Obligations Fund                       --             --             --
--------------------------------------------------------------------------------
Special Growth Fund                    176,980.29       99,980         92,278
--------------------------------------------------------------------------------
Special Value Fund                     431,541.97      224,350        118,986
--------------------------------------------------------------------------------
Stock Index Fund                        27,553.63       24,243         12,176(a)
--------------------------------------------------------------------------------
Tax-Free Money Market Fund                   --             --             --
--------------------------------------------------------------------------------
U.S. Government Obligations Fund             --             --             --
--------------------------------------------------------------------------------
Value Fund                             225,799.21      218,770        196,716(a)

(a)  12/3/93 (commencement of operations) to 10/31/94.


PORTFOLIO TURNOVER.

The turnover rate stated in the Prospectus for a Fund's investment portfolio is calculated by dividing the lesser of a Fund's purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities whose maturities, at the time of acquisition, were one year or less. The portfolio turnover rates for each of the Funds listed below were as follows for the fiscal years ended October 31, 1996 and 1995.

Fund                                               1996               1995
----                                               ----               ----

Balanced Fund (a)                                   80%(b)           69.22%
Diversified Stock Fund (a)                          94%(b)           75.05%
Fund for Income                                     25%              35.20%
Government Mortgage Fund                           127%              59.14%
Growth Fund                                         27%             107.13%
Intermediate Income Fund                           164%              98.07%
International Growth Fund (a)                      178%(b)           68.09%
Investment Quality Bond Fund                       182%             160.01%
Limited Term Income Fund                           221%              97.25%
National Municipal Bond Fund (a)                   143%              72.00%/
                                                                     52.00%(c)
New York Tax-Free Fund (a)                           0%              18.00%/
                                                                     18.00%(c)
Ohio Municipal Bond Fund                            81%             125.00%
Ohio Regional Stock Fund (a)                         6%(b)           11.44%
Special Growth Fund (a)                            152%              54.00%/
                                                                    102.00%(c)
Special Value Fund (a)                              55%(b)           39.00%
Stock Index Fund                                     4%              12.00%
Value Fund                                          28%              23.03%

(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(b) For year ended October 31, 1996 for Class A shares and for the period March 1, 1996 through October 31, 1996 for Class B shares.
(c) For six months ended October 31, 1995 and year ended April 30, 1995, respectively.


ADMINISTRATOR.

BISYS serves as administrator (the "Administrator") to the Funds. The Administrator assists in supervising all operations of the Funds (other than those performed by the Adviser or the Sub-Adviser under the Investment Advisory Agreement and Investment Sub-Advisory Agreement).

BISYS receives a fee from the Funds for its services as Administrator and expenses assumed pursuant to the Administration Agreement, calculated daily and paid monthly, at the annual rate of fifteen one hundredths of one percent (.15%) of each Fund's average daily net assets. BISYS may periodically waive all or a portion of its fee with respect to the Funds in order to increase the net income of the Funds.

Unless sooner terminated, the Administration Agreement will continue in effect as to each Fund for a period of two years, and for consecutive one-year terms thereafter, provided that such continuance is ratified at least annually by the Trustees or by vote of a majority of the outstanding shares of each Fund, and in either case by a majority of the Trustees who are not parties to the Administration Agreement or interested persons (as defined in the 1940 Act) of any party to the Administration Agreement, by votes cast in person at a meeting called for such purpose.

The Administration Agreement provides that BISYS shall not be liable for any error of judgment or mistake of law or any loss suffered by the Victory Portfolios in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence in the performance of its duties, or from the reckless disregard by it of its obligations and duties thereunder.

Under the Administration Agreement, BISYS assists in each Fund's administration and operation, including providing statistical and research data, clerical services, internal compliance and various other administrative services, including among other responsibilities, forwarding certain purchase and redemption requests to the Transfer Agent, participation in the updating of the prospectus, coordinating the preparation, filing, printing and dissemination of reports to shareholders, coordinating the preparation of income tax returns, arranging for the maintenance of books and records and providing the office facilities necessary to carry out the duties thereunder. Under the Administration Agreement, BISYS may delegate all or any part of its responsibilities thereunder.

The following chart reflects the aggregate administration fees earned after fee reductions by the Administrator in connection with the sale of shares of each Fund for the fiscal years ended October 31, 1996, 1995 and 1994.


                                                     1996                        1995                            1994
                                        Administration        Fee     Administration     Fee        Administration       Fee
                                             Fees         Reductions       Fees      Reductions         Fees          Reductions
                                             ----         ----------       ----      ----------         ----          ----------
Balanced Fund......................        357,125             0         246,993         303          131,378            8,644
Diversified Stock Fund.............        739,450        60,602         490,419       1,612          364,211           12,148
Financial Reserves Fund............      1,196,089             0       1,063,114         472          278,025                0
Fund for Income....................         33,125        19,833          27,624       9,681          224,695            8,592
Government Mortgage Fund...........        195,013             0         215,665           0          235,613           13,621
Growth Fund........................        187,857             0          63,251      48,168           77,085            9,905(a)
Institutional Money Market
Fund (b)...........................      1,161,744       696,881         134,232     257,028          646,353                0
Intermediate Income Fund...........        314,921             0         203,344         194          134,787            8,510
International Growth Fund..........        171,154             0         138,965           0           69,419           15,550
Investment Quality Bond Fund.......        205,210             0         157,427           0          126,903            8,436(c)
Limited Term Income Fund...........        216,263             0         220,396           0          116,696           11,483
National Municipal Bond Fund.......         56,229        35,877           1,047       6,080                (d)
New York Tax-Free Bond.............         24,711        14,823          18,436       7,104           10,357                0
Ohio Municipal Bond Fund...........        100,340             0          86,670          10           39,988           44,425
Ohio Municipal Money Market                                    0
Fund (e)...........................        851,457
Ohio Regional Stock Fund...........         64,609             0          53,484          21           39,095           12,592
Prime Obligations Fund.............        697,897             0         817,341           0        1,122,585           13,042
Special Growth Fund................        112,578             0          33,202      32,831           28,373            8,447
Special Value Fund.................        356,371             0         231,340       1,000          115,967(f)         8,689(f)
Stock Index Fund...................        329,746       329,746               0     194,774                0(a)        170,986(a)
Tax-Free Money Market Fund.........        481,996        35,290         370,209           0          306,609            12,066
U.S. Government Obligations
Fund...............................      1,803,685             0         868,808      93,637          679,754            12,368
Value Fund.........................        516,120             0         387,398           0          224,695             8,592(a)

(a)  12/3/93 (commencement of operations) to 10/31/94.
(b)  Fiscal period ended 10/31/95, fiscal year ended 4/30/95.
(c)  Fiscal period 12/10/93 (commencement of operations) to 10/31/94.
(d) Until July 1, 1994 Fidelity Distributors Corporation, 82 Devonshire Street, Boston, Massachusetts 02109, was the Administrator and Distributor to the Predecessor Fund under separate Administration and General Distribution Agreements. For the period February 3, 1994 through April 30, 1994, Fidelity Distributors Corporation earned $124 from the Predecessor Fund for services rendered to the Victory Funds pursuant to the Administration Agreement. During the same period, Fidelity Distributors Corporation voluntarily  reimbursed  $20,589 in fees and  expenses  to the  Predecessor
     Fund. For the fiscal year ended April 30, 1995, the Fund paid administration fees of $926 of which Fidelity Distributors Corporation received $717 and Concord Holding Corporation received $209. During the same period, fees and expenses of $83,748 were reimbursed to the Predecessor Fund.
(e) For the two month period ended October 31, 1995, Concord Holding Corporation earned an administration fee of $129,644 after $0 in voluntary fee waivers. For the period June 5, 1995 to August 31, 1995, Concord Holding Corporation earned administration fees of $165,282 from the Fund after voluntary fees waived of $4,709. Prior to that, from August 31, 1994 to June 4, 1995, Primary Fund Service Corporation earned $433,288 from the Fund after voluntary fees waived of $500.
(f)  Fiscal period 12/31/93 through 10/31/94.

DISTRIBUTOR.

BISYS Fund Services serves as distributor (the "Distributor") for the continuous offering of the shares of the Funds pursuant to a Distribution Agreement between the Distributor and the Victory Portfolios. Unless otherwise terminated, the Distribution Agreement will remain in effect with respect to each Fund for two years, and thereafter for consecutive one-year terms, provided that it is approved at least annually (1) by the Trustees or by the vote of a majority of the outstanding shares of each Fund, and (2) by the vote of a majority of the Trustees of the Victory Portfolios who are not parties to the Distribution Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate in the event of its assignment, as defined under the 1940 Act.

The following chart reflects the total underwriting commissions earned and the amount of those commissions retained by the Distributor in connection with the sale of shares of each Fund for the fiscal years ended October 31, 1996, 1995 and 1994.


                                                    1996                              1995                   1994
                                       Underwriting        Amount      Underwriting      Amount       Underwriting      Amount
                                       Commissions        Retained      Commission      Retained       Commissions     Retained
                                       -----------        --------      ----------      --------       -----------     --------

Balanced Fund.......................        63,000           60,000        (a)             (a)              (a)              (a)
Diversified Stock Fund..............       452,000          430,000        (a)             (a)              (a)              (a)
Financial Reserves Fund.............             -                -        (a)             (a)              (a)              (a)
Fund for Income.....................        18,000           17,000        (a)             (a)              (a)              (a)
Government Mortgage Fund............         2,000            2,000        (a)             (a)              (a)              (a)
Growth Fund.........................         1,000            1,000        (a)             (a)              (a)              (a)
Institutional Money Market Fund.....             -                -        (a)             (a)              (a)              (a)
Intermediate Income Fund............         2,000            2,000        (a)             (a)              (a)              (a)
International Growth Fund...........        17,000           17,000        (a)             (a)              (a)              (a)
Investment Quality Bond Fund........         6,000            6,000        (a)             (a)              (a)              (a)
Limited Term Income Fund............         3,000            3,000        (a)             (a)              (a)              (a)
National Municipal Bond Fund........         3,000           31,000        (a)             (a)              (a)              (a)
New York Tax-Free Bond..............        43,000           39,000        (a)             (a)              (a)              (a)
Ohio Municipal Bond Fund............        20,000           20,000        (a)             (a)              (a)              (a)
Ohio Municipal Money Market
  Fund..............................             -                -        (a)             (a)              (a)              (a)
Ohio Regional Stock Fund............        21,000           21,000        (a)             (a)              (a)              (a)
Prime Obligations Fund..............             -                -        (a)             (a)              (a)              (a)
Special Growth Fund.................         2,000            2,000        (a)             (a)              (a)              (a)
Special Value Fund..................        22,000           11,000        (a)             (a)              (a)              (a)
Stock Index Fund....................         9,000            9,000        (a)             (a)              (a)              (a)
Tax-Free Money Market Fund..........             -                -        (a)             (a)              (a)              (a)
U.S. Government Obligations
   Fund.............................             -                -        (a)             (a)              (a)              (a)
Value Fund..........................         1,000            1,000        (a)             (a)              (a)              (a)

(a) In 1995, the amount of underwriting commissions and the amount retained for the entire Fund Complex was $721,000 and $107,000, respectively. In 1994, the amount of underwriting commissions and the amount retained for the entire Fund Complex was $212,021 and $15, respectively.

TRANSFER AGENT.

State Street Bank and Trust Company ("State Street") serves as transfer agent for the Funds. Boston Financial Data Services, Inc. ("BFDS") serves as the dividend disbursing agent and shareholder servicing agent for the Funds, pursuant to a Transfer Agency and Service Agreement. Under its agreement with the Victory Portfolios, State Street has agreed (1) to issue and redeem shares of the Victory Portfolios; (2) to address and mail all communications by the Victory Portfolios to its shareholders, including reports to shareholders, dividend and distribution notices, and proxy material for its meetings of shareholders; (3) to respond to correspondence or inquiries by shareholders and others relating to its duties; (4) to maintain shareholder accounts and certain sub-accounts; and (5) to make periodic reports to the Trustees concerning the Victory Portfolios' operations.

SHAREHOLDER SERVICING PLAN.

Payments made under the Shareholder Servicing Plan to Shareholder Servicing Agents (which may include affiliates of the Adviser and Sub-Adviser) are for administrative support services to customers who may from time to time beneficially own shares, which services may include: (1) aggregating and processing purchase and redemption requests for shares from customers and transmitting promptly net purchase and redemption orders to our distributor or transfer agent; (2) providing customers with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions;
(3) processing dividend and distribution payments on behalf of customers; (4) providing information periodically to customers showing their positions in shares; (5) arranging for bank wires; (6) responding to customer inquiries; (7) providing subaccounting with respect to shares beneficially owned by customers or providing the information to the Funds as necessary for subaccounting; (8) if required by law, forwarding shareholder communications from us (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to customers; (9) forwarding to customers proxy statements and proxies containing any proposals which require a shareholder vote; and (10) providing such other similar services as we may reasonably request to the extent you are permitted to do so under applicable statutes, rules or regulations.

DISTRIBUTION AND SERVICE PLAN.

The Victory Portfolios, on behalf of the National Municipal Bond Fund, New York Tax-Free Fund, Institutional Money Market Fund (Investor Class and Select Class), Special Growth Fund, Fund for Income, Lakefront Fund, Real Estate Investment Fund and Financial Reserves Fund, has adopted a Distribution and Service Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act (the "Rule 12b-1"). Rule 12b-1 provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of such mutual fund except pursuant to a plan adopted by the fund under Rule 12b-1. The Board of Trustees has adopted the Plan to allow the Adviser, the Sub-Adviser and the Distributor to incur certain expenses that might be considered to constitute indirect payment by the Funds of distribution expenses. Under the Plan, if a payment to the Advisers or the Sub-Adviser of management fees or to the Distributor of administrative fees should be deemed to be indirect financing by the Victory Portfolios of the distribution of their shares, such payment is authorized by the Plan.

The Plan specifically recognizes that the Adviser, the Sub-Adviser or the Distributor, directly or through an affiliate, may use its fee revenue, past profits, or other resources, without limitation, to pay promotional and administrative expenses in connection with the offer and sale of shares of the Funds. In addition, the Plan provides that the Adviser, the Sub-Adviser and the Distributor may use their respective resources, including fee revenues, to make payments to third parties that provide assistance in selling the Funds' shares, or to third parties, including banks, that render shareholder support services.

The Plan has been approved by the Board of Trustees. As required by the Rule, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan prior to its approval, and have determined that there is a reasonable likelihood that the Plan will benefit the Funds and their shareholders. In particular, the Trustees noted that the Plan does not authorize payments by the Funds other than the advisory and administrative fees authorized under the investment advisory and administration agreements. To the extent that the Plan gives the Adviser, the Sub-Adviser or the Distributor greater flexibility in connection with the distribution of shares of the Funds, additional sales of the Funds' shares may result. Additionally, certain shareholder support services may be provided more effectively under the Plan by local entities with whom shareholders have other relationships.

CLASS B SHARES DISTRIBUTION PLAN.

The Victory Portfolios has adopted a Distribution Plan for Class B shares of the Balanced Fund, Diversified Stock Fund, Government Bond Fund, International Growth Fund, National Municipal Bond Fund, New York Tax-Free Fund, Ohio Regional Stock Fund and Special Value Fund under the Rule. The Distribution Plan adopted by the Trustees with respect to the Class B shares of the Funds provides that each Fund will pay the Distributor a distribution fee under the Plan at the annual rate of 0.75% of the average daily net assets of the Fund attributable to the Class B shares. The distribution fees may be used by the Distributor for:
(a) costs of printing and distributing each Fund's prospectus, statement of additional information and reports to prospective investors in the Funds; (b) costs involved in preparing, printing and distributing sales literature pertaining to the Funds; (c) an allocation of overhead and other branch office distribution-related expenses of the Distributor; (d) payments to persons who provide support services in connection with the distribution of each Fund's Class B shares, including but not limited to, office space and equipment, telephone facilities, answering routine inquiries regarding the Funds, processing shareholder transactions and providing any other shareholder services not otherwise provided by the Victory Portfolios' transfer agent; (e) accruals for interest on the amount of the foregoing expenses that exceed the distribution fee and the CDSCs received by the Distributor; and (f) any other expense primarily intended to result in the sale of the Funds' Class B shares, including, without limitation, payments to salesmen and selling dealers at the time of the sale of Class B shares, if applicable, and continuing fees to each such salesmen and selling dealers, which fee shall begin to accrue immediately after the sale of such shares.

The amount of the Distribution Fees payable by any Fund under the Distribution Plan is not related directly to expenses incurred by the Distributor and the Distribution Plan does not obligate the Funds to reimburse the Distributor for such expenses. The Distribution Fees set forth in the Distribution Plan will be paid by each Fund to the Distributor unless and until the Plan is terminated or not renewed with respect to such Fund; any distribution or service expenses incurred by the Distributor on behalf of the Funds in excess of payments of the Distribution Fees specified above which the Distributor has accrued through the termination date are the sole responsibility and liability of the Distributor and not an obligation of the Funds.

The Distribution Plan for the Class B shares specifically recognizes that either the Adviser or the Distributor, directly or through an affiliate, may use its fee revenue, past profits, or other resources, without limitation, to pay promotional and administrative expenses in connection with the offer and sale of shares of the Funds. In addition, the Plan provides that the Adviser and the Distributor may use their respective resources, including fee revenues, to make payments to third parties that provide assistance in selling the Funds' Class B shares, or to third parties, including banks, that render shareholder support services.

The Distribution Plan was approved by the Trustees, including the independent Trustees, at a meeting called for that purpose. As required by Rule 12b-1, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan prior to its approval, and have determined that there is a reasonable likelihood that the Plan will benefit the Funds and their Class B shareholders. To the extent that the Plan gives the Advisers or the Distributor greater flexibility in connection with the distribution of Class B shares of the Funds, additional sales of the Funds' Class B shares may result. Additionally, certain Class B shareholder support services may be provided more effectively under the Plan by local entities with whom shareholders have other relationships.

FUND ACCOUNTANT.

BISYS Fund Services Ohio, Inc. ("BISYS, Inc.") serves as fund accountant for the Funds pursuant to a fund accounting agreement with the Victory Portfolios dated May 31, 1995 (the "Fund Accounting Agreement"). As fund accountant for the Victory Portfolios, BISYS, Inc. calculates each Fund's net asset value, the dividend and capital gain distribution, if any, and the yield. BISYS, Inc. also provides a current security position report, a summary report of transactions and pending maturities, a current cash position report, and maintains the general ledger accounting records for the Funds. Under the Fund Accounting Agreement, BISYS, Inc. is entitled to receive annual fees of .03% of the first $100 million of the Fund's daily average net assets, .02% of the next $100 million of the Fund's daily average net assets, and .01% of the Fund's remaining daily average net assets. These annual fees are subject to a minimum monthly assets charge of $2,500 per taxable fund, $2,917 per tax-free fund and $3,333 per international fund and does not include out-of-pocket expenses or multiple class charges of $833 per month assessed for each class of shares after the first class.

For the fiscal years ended October 31, 1996, 1995, and 1994 the Fund accountant earned the following fund accounting fees of:


Fund                                    1996         1995           1994
----                                    ----         ----           ----

Balanced Fund                         93,776         87,894          60,781
Diversified Stock Fund               159,249        141,598         152,663
Financial Reserves Fund               78,188        100,934         276,849
Fund for Income                       57,144         32,288
Government Mortgage Fund              50,487         83,080         106,719
Growth Fund                           35,364         49,945          36,706(a)
Institutional Money Market Fund       86,455         50,238(b)       75,245(b)
Intermediate Income Fund              61,867         71,451          62,855
International Growth Fund             90,570        121,305          84,710
Investment Quality Bond Fund          52,699         70,983          62,067
Limited Term Income Fund              39,040         89,012          28,184
National Municipal Bond Fund          62,995         24,041(c)        7,193/
                                                                     33,569(c)
New York Tax-Free Fund                51,388         48,533         152,663
Ohio Municipal Bond Fund              51,845         43,204          39,520
Ohio Municipal Money Market Fund      65,058         13,370/        140,235/
                                                     30,071(d)      259,581(e)
Ohio Regional Stock Fund              51,094         30,563          23,521
Prime Obligations Fund                85,261        260,571         454,251
Special Growth Fund                   57,804         20,897          16,783
Special Value Fund                    79,170         75,514          52,627
Stock Index Fund                      87,027         22,715          15,844(a)
Tax-Free Money Market Fund           107,911        112,625         129,044
U.S. Government Obligation Fund       85,062        243,249         152,663
Value Fund                            71,046        124,400          96,327(a)

(a)  12/3/93 (commencement of operations) to 10/31/94.
(b)  Fiscal period ended 10/31/95, fiscal year ended 4/30/95.
(c)  Fiscal years ended 4/30/94 and 4/30/95, fiscal period ended 10/31/95.
(d)  For the period ended 10/31/95 and the period from 6/5/95 through 8/31/95.
(e) In the fiscal year ended 8/31/95, Primary Funds Service Corporation and Federated Administrative Services earned accounting fees of $140,235 and $259,581, respectively.

CUSTODIAN.

Cash and securities owned by each of the Victory Portfolios are held by Key Trust as custodian pursuant to a Custodian Agreement dated August 1, 1996. Cash and securities owned by the Funds are also held by Morgan Stanley Trust Company ("Morgan Stanley") as sub-custodian, and certain foreign sub-custodians, pursuant to a Sub-Custody Agreement. Under these Agreements, Key Trust and Morgan Stanley each (1) maintains a separate account or accounts in the name of each respective fund; (2) makes receipts and disbursements of money on behalf of each Fund; (3) collects and receives all income and other payments and distributions on account of portfolio securities; (4) responds to correspondence from security brokers and others relating to its duties; and (5) makes periodic reports to the Trustees concerning The Victory Portfolios' operations. Key Trust may, with the approval of a fund and at the custodian's own expense, open and maintain a sub-custody account or accounts on behalf of a fund, provided that Key Trust shall remain liable for the performance of all of its duties under the Custodian Agreement.

INDEPENDENT ACCOUNTANTS.

The audited financial statements of the Victory Portfolios for the fiscal year ended October 31, 1996 are incorporated by reference herein. The financial statements for the fiscal year ended October 31, 1996 have been audited by Coopers & Lybrand L.L.P. as set forth in their report incorporated by reference herein, and are included in reliance upon such report and on the authority of such firm as experts in auditing and accounting. Coopers & Lybrand L.L.P. serves as The Victory Portfolios' auditors. Coopers & Lybrand L.L.P.'s address is 100 East Broad Street, Columbus, Ohio 43215.

LEGAL COUNSEL.

Kramer, Levin, Naftalis & Frankel, 919 Third Avenue, New York, New York 10022 is the counsel to the Victory Portfolios.

EXPENSES.

The Funds bear the following expenses relating to its operations: taxes, interest, brokerage fees and commissions, fees of the Trustees, Commission fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to current shareholders, outside auditing and legal expenses, advisory and administration fees, fees and out-of-pocket expenses of the custodian and transfer agent, certain insurance premiums, costs of maintenance of the fund's existence, costs of shareholders' reports and meetings, and any extraordinary expenses incurred in the Funds' operation.

ADDITIONAL INFORMATION

DESCRIPTION OF SHARES.

The Victory Portfolios (sometimes referred to as the "Trust") is a Delaware business trust. The Delaware Trust Instrument authorizes the Trustees to issue an unlimited number of shares, which are units of beneficial interest, without par value. The Victory Portfolios presently has twenty-six series of shares, which represent interests in the following funds and their respective classes, if any:

Balanced Fund
         Class A Shares
         Class B Shares
Diversified Stock Fund
         Class A Shares
         Class B Shares
Financial Reserves Fund
Fund For Income Fund
Government Mortgage Fund
Growth Fund
Institutional Money Market Fund
Intermediate Income Fund
International Growth Fund
         Class A Shares
         Class B Shares
Investment Quality Bond Fund
Lakefront Fund
Limited Term Income Fund
National Municipal Bond Fund
         Class A Shares
         Class B Shares

New York Tax-Free Fund
         Class A Shares
         Class B Shares
Ohio Municipal Bond Fund
Ohio Municipal Money Market Fund
Ohio Regional Stock Fund
         Class A Shares
         Class B Shares
Prime Obligations Fund
Real Estate Investment Fund
Special Growth Fund
Special Value Fund
         Class A Shares
         Class B Shares
Stock Index Fund
Tax-Free Money Market Fund
U.S. Government Obligations Fund
         Select Shares
         Investor Shares
Value Fund

The Victory Portfolios' Trust Instrument authorizes the Trustees to divide or redivide any unissued shares of the Victory Portfolios into one or more additional series by setting or changing in any one or more aspects their respective preferences, conversion or other rights, voting power, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption.

Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Trustees may grant in their discretion. When issued for payment as described in the Prospectus and this Statement of Additional Information, the Victory Portfolios' shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Victory Portfolios, shares of a fund are entitled to receive the assets available for distribution belonging to the fund, and a proportionate distribution, based upon the relative asset values of the respective funds, of any general assets not belonging to any particular fund which are available for distribution.

To the best knowledge of the Victory Portfolios, the names and addresses of the holders of 5% or more of the outstanding shares of each class of the Funds' equity securities as of January 17, 1997, and the percentage of the outstanding shares held by such holders are set forth below:


=============================================================================================================================
                                                                               PERCENT              PERCENT
                                                                                OWNED                OWNED
FUND                              NAME AND ADDRESS OF OWNER                   OF RECORD           BENEFICIALLY
-----------------------------------------------------------------------------------------------------------------------------
BALANCED FUND-                    Society National Bank                            96.9%                  -
  CLASS A SHARES                  of Cleveland and Company
                                  4900 Tiedeman Road
                                  Cleveland, Ohio  44144
------------------------------------------------------------------------------------------------------------------
CLASS B SHARES                    KeyCorp Plan Balanced Fund                         -                  18.4%
                                  127 Public Square
                                  Cleveland, OH  44114
------------------------------------------------------------------------------------------------------------------
DIVERSIFIED STOCK FUND -          Society National Bank                            91.0%                  -
CLASS A SHARES                    of Cleveland and Company
                                  4900 Tiedeman Road
                                  Cleveland, Ohio  44144
------------------------------------------------------------------------------------------------------------------
FINANCIAL RESERVES FUND           Society National Bank                            95.2%                  -
                                  of Cleveland and Company
                                  4900 Tiedeman Road
                                  Cleveland, Ohio  44144
------------------------------------------------------------------------------------------------------------------
FUND FOR INCOME                   Key Trust of Cleveland                           13.0%                  -
                                  4900 Tiedeman Road
                                  Cleveland, Ohio  44144
------------------------------------------------------------------------------------------------------------------
GOVERNMENT MORTGAGE               Society National Bank of Cleveland               97.1%                  -
FUND                                and Company
                                  4900 Tiedeman Road
                                  Cleveland, OH  44144
------------------------------------------------------------------------------------------------------------------
                                  Bombardier Corp.                                    -                   5.6%
                                  Collective Investment Trust
                                  Attn:  S.A. Kiker
                                  c/o Society National Bank
                                  127 Public Square
                                  Cleveland, Ohio  44144
------------------------------------------------------------------------------------------------------------------
GROWTH FUND                       Society National Bank of Cleveland               97.5%                  -
                                    and Company
                                  4900 Tiedeman Road
                                  Cleveland, OH  44144
------------------------------------------------------------------------------------------------------------------
                                  KeyCorp Cash Balance                                                   39.8%
                                  Mutual/Equity Fund
                                  127 Public Square
                                  Cleveland, OH  44114
------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL MONEY               BISYS Fund Services Ohio Inc.                    99.7%                  -
MARKET FUND-SELECT                Attn:  Iris Young
CLASS                             3435 Steltzer Rd.
                                  Columbus, Ohio 43219-3035



------------------------------------------------------------------------------------------------------------------
                                  Liefke & Co.                                       -                   97.6%
                                  c/o KeyCorp Trust Services
                                  4900 Tiedeman Road
                                  Cleveland, OH 44144
------------------------------------------------------------------------------------------------------------------
INVESTOR CLASS                    Syracuse University Treasurers Office            16.7%                 16.7%
                                  Skytop Road - Skytop Offices
                                  Syracuse, New York  13244-5300
------------------------------------------------------------------------------------------------------------------
                                  KeyCorp 401(k) Plan                              11.8%                  11.8%
                                  127 Public Square
                                  Cleveland, Ohio 44114
------------------------------------------------------------------------------------------------------------------
INTERMEDIATE INCOME               Society National Bank of Cleveland               99.3%                  -
FUND                                and Company
                                  4900 Tiedeman Road
                                  Cleveland, OH  44144
------------------------------------------------------------------------------------------------------------------
                                  KeyCorp 401(k) Plan                                -                  25.7%
                                  127 Public Square
                                  Cleveland, Ohio  44114
------------------------------------------------------------------------------------------------------------------
INTERNATIONAL GROWTH              Society National Bank                            96.5%
FUND-CLASS A                      of Cleveland and Company
                                  4900 Tiedeman Road
                                  Cleveland, Ohio  44144
------------------------------------------------------------------------------------------------------------------
CLASS B                           IRA of Jerry L. Ufford                           20.3%                20.3%
                                  22315 Berry Drive
                                  Rocky River, OH  44116
------------------------------------------------------------------------------------------------------------------
                                  Bruce R. McBroom                                  6.8%                 6.8%
                                  Phyliss McBroom
                                  7628 Collins St.
                                  Lowville, NY  13367
------------------------------------------------------------------------------------------------------------------
                                  A. Buell Arnold                                   9.3%                 9.3%
                                  Doris B. Arnold Trustees
                                  Arnold Family Trust
                                  12 Bartlett Lane
                                  Delmar, NY   12054
------------------------------------------------------------------------------------------------------------------
                                  Josephine E. Marx                                 6.6%                 6.6%
                                  1 Scott Place
                                  Schenectady, NY  12309
------------------------------------------------------------------------------------------------------------------
                                  Brandon Bradley                                   9.8%                 9.8%
                                  Box 398
                                  Route 37
                                  Hogansburg, NY  13655
------------------------------------------------------------------------------------------------------------------
INVESTMENT QUALITY BOND           Society National Bank                            88.4%                  -
FUND                              of Cleveland and Company
                                  4900 Tiedeman Road
                                  Cleveland, OH  44144



------------------------------------------------------------------------------------------------------------------
LIMITED TERM INCOME               Society National Bank                            91.1%                  -
FUND                              of Cleveland and Company
                                  4900 Tiedeman Road
                                  Cleveland, OH  44144
------------------------------------------------------------------------------------------------------------------
                                  Aultman Health Services                            -                  20.7%
                                  2600 Sixth Street SW
                                  Canton, OH 44710
------------------------------------------------------------------------------------------------------------------
NATIONAL MUNICIPAL BOND           Key Trust of Cleveland                           23.6%                  -
FUND-CLASS A SHARES               4900 Tiedeman Road
                                  Cleveland, Ohio  44144
------------------------------------------------------------------------------------------------------------------
CLASS B SHARES                    Patricia R. Deboer                                5.3%                 5.3%
                                  5481 South 125 East
                                  Ogden, UT  84405
------------------------------------------------------------------------------------------------------------------
                                  El Matador Inc.                                   9.7%                 9.7%
                                  2564 Ogden Avenue
                                  Ogden, UT  84401
------------------------------------------------------------------------------------------------------------------
                                  Key Bank of Maine, Escrow Agent                  20.1%                20.1%
                                  for Robert, Geraldine and Janet Sylvester
                                  and GFS ND Manufacturing Co.
                                  1 Canal Plaza
                                  Portland, ME  04101
------------------------------------------------------------------------------------------------------------------
                                  Marden Spencer                                    6.2%                 6.2%
                                  958 E. Olympus Park Dr., #A102
                                  Salt Lake City, UT  84117
------------------------------------------------------------------------------------------------------------------
                                  Faye A. Smith                                     5.0%                 5.0%
                                  P.O. Box 5
                                  Oxford, ME  04270
------------------------------------------------------------------------------------------------------------------
                                  Ethel F. Robinson                                 9.8%                 9.8%
                                  2716 100th SE
                                  Everett, WA  98208-4338
------------------------------------------------------------------------------------------------------------------
NEW YORK TAX-FREE                 Key Trust of Cleveland                           16.8%                  -
FUND-CLASS A SHARES               4900 Tiedeman Road
                                  Cleveland, OH  44144
------------------------------------------------------------------------------------------------------------------
CLASS B SHARES                    Leon A. Philp                                     7.1%                 7.1%
                                  15 Budd Avenue
                                  Clarence, NY  14031
------------------------------------------------------------------------------------------------------------------
OHIO MUNICIPAL BOND               Society National Bank of Cleveland and           89.5%                  -
FUND                              Company
                                  4900 Tiedeman Road
                                  Cleveland, OH  44144



------------------------------------------------------------------------------------------------------------------
OHIO MUNICIPAL MONEY              Society National Bank of Cleveland and           19.9%                  -
MARKET FUND                       Company
                                  4900 Tiedeman Road
                                  Cleveland, OH  44144
------------------------------------------------------------------------------------------------------------------
                                  Society National Bank-Private Banking            56.9%                  -
                                  2025 Ontario Street
                                  Cleveland, OH  44115
------------------------------------------------------------------------------------------------------------------
                                  Key Clearing Corp.                               14.4%                  -
                                  4900 Tiedeman Road
                                  Cleveland, OH  44144
------------------------------------------------------------------------------------------------------------------
OHIO REGIONAL STOCK               Society National Bank of Cleveland and           87.6%                  -
FUND - CLASS A SHARES             Company
                                  4900 Tiedeman Road
                                  Cleveland, OH  44144
------------------------------------------------------------------------------------------------------------------
                                  IBEW Local #38                                    5.1%
                                  c/o Society National Bank
                                  127 Public Square
                                  Cleveland, OH  44144
------------------------------------------------------------------------------------------------------------------
CLASS B SHARES                    IRA of Jerry Ufford                              10.4%                10.4%
                                  22315 Berry Drive
                                  Rocky River, OH  44116
------------------------------------------------------------------------------------------------------------------
                                  IRA of Gerald Mencl                               6.0%                 6.0%
                                  5899 Canal Road
                                  Valley View, OH  44125
------------------------------------------------------------------------------------------------------------------
                                  IRA of Pamela S. Sedmak                           5.0%                 5.0%
                                  6832 Teasel Ct.
                                  Solon, OH  44139
------------------------------------------------------------------------------------------------------------------
                                  IRA of Stephen A. Worth                           8.7%                 8.7%
                                  10064 Hunting Dr.
                                  Brecksville, OH  44141
------------------------------------------------------------------------------------------------------------------
PRIME OBLIGATIONS FUND            Society National Bank of Cleveland and           10.7%                  -
                                  Company
                                  4900 Tiedeman Road
                                  Cleveland, OH  44144
------------------------------------------------------------------------------------------------------------------
                                  Key Equity Capital Corp.                          6.3%                  -
                                  127 Public Square
                                  Cleveland, OH  44114
------------------------------------------------------------------------------------------------------------------
                                  Society National Bank-Private Banking            22.7%                  -
                                  2025 Ontario Street
                                  Cleveland, OH  44115
------------------------------------------------------------------------------------------------------------------
                                  Key Clearing Corp.                               37.3%                  -
                                  4900 Tiedeman Road
                                  Cleveland, OH  44144



------------------------------------------------------------------------------------------------------------------
SPECIAL GROWTH FUND               Society National Bank of Cleveland and           99.1%                  -
                                  Company
                                  4900 Tiedeman Road
                                  Cleveland, OH  44144
------------------------------------------------------------------------------------------------------------------
                                  KeyCorp Cash Balance Mutual                        -                  35.5%
                                  Equity Fund
                                  127 Public Square
                                  Cleveland, OH  44114
------------------------------------------------------------------------------------------------------------------
SPECIAL VALUE FUND-CLASS          Society National Bank of Cleveland and           93.9%                  -
A SHARES                          Company
                                  4900 Tiedeman Road
                                  Cleveland, OH  44144
------------------------------------------------------------------------------------------------------------------
                                  KeyCorp Cash Balance Plan                          -                  16.2%
                                  Human Resources
                                  127 Public Square
                                  Cleveland, OH  44114
------------------------------------------------------------------------------------------------------------------
CLASS B SHARES                    IRA of Jeffrey L. Ufford                          7.3%                 7.3%
                                  22315 Berry Drive
                                  Rocky River, Ohio  44116
------------------------------------------------------------------------------------------------------------------
                                  IRA of Frank W. Kilgore                           9.1%                 9.1%
                                  30764 Pirtle Drive
                                  Albany, OR  97321
------------------------------------------------------------------------------------------------------------------
                                  IRA of Robert F. Clegg                           11.5%                11.5%
                                  5402 Bennington Woods Ct.
                                  Columbus, OH  43220-2611
------------------------------------------------------------------------------------------------------------------
                                  First Assembly of God                             8.3%                 8.3%
                                  Daniel Wood, President
                                  1370 Richmond Road
                                  Lyndhurst, Ohio  44124
------------------------------------------------------------------------------------------------------------------
                                  IRA of Joseph R. Armeric                          7.4%                 7.4%
                                  295 W. 4th Street
                                  Columbus, OH  43201
------------------------------------------------------------------------------------------------------------------
STOCK INDEX FUND                  Society National Bank and                        99.3%                  -
                                  Trust Company
                                  4900 Tiedeman Road
                                  Cleveland, OH  44144
------------------------------------------------------------------------------------------------------------------
                                  State Industrial Stock Index                       -                   5.1%
                                  R.W. Lutts
                                  Society National Bank
                                  127 Public Square
                                  Cleveland, OH  44101-4717



------------------------------------------------------------------------------------------------------------------
                                  Steris Corp.                                       -                   7.1%
                                  Attn:  M.F. Pope
                                  Society National Bank
                                  127 Public Square
                                  Cleveland, OH  44101-4717
------------------------------------------------------------------------------------------------------------------
                                  Eaton SPIP Victory Stock Index                     -                   8.3%
                                  Eaton Corporation
                                  Eaton Center
                                  Cleveland, OH  44114
------------------------------------------------------------------------------------------------------------------
TAX-FREE MONEY MARKET             Society National Bank of Cleveland and           47.2%
FUND                              Company
                                  4900 Tiedeman Road
                                  Cleveland, OH  44144
------------------------------------------------------------------------------------------------------------------
                                  Society National Bank-Private Banking            43.6%
                                  2025 Ontario Street
                                  Cleveland, OH  44115
------------------------------------------------------------------------------------------------------------------
                                  Key Clearing Corp.                                8.0%
                                  4900 Tiedeman Road
                                  Cleveland, OH  44144
------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT                   Society National Bank of Cleveland and           38.3%                  -
OBLIGATIONS FUND -                Company
SELECT SHARES                     4900 Tiedeman Road
                                  Cleveland, OH  44144
------------------------------------------------------------------------------------------------------------------
                                  Society National Bank-Private Banking            30.1%
                                  2025 Ontario Street
                                  Cleveland, OH  44115
------------------------------------------------------------------------------------------------------------------
                                  Bost & Co.                                       10.9%                  -
                                  c/o Mellon Bank
                                  3 Mellon Bank Ctr.
                                  Pittsburgh, PA  15259
------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT                   Key Clearing Corp.                              100%
OBLIGATIONS FUND -                4900 Tiedeman Road
INVESTOR SHARES                   Cleveland, OH  44144
------------------------------------------------------------------------------------------------------------------
                                  Iron Workers Pension/Annuity                       -                  13.3%
                                  Charles Way
                                  P.O. Box 398
                                  Dayton, OH  45401
------------------------------------------------------------------------------------------------------------------
                                  KeyCorp PRISM                                      -                   7.0%
                                  127 Public Square
                                  Cleveland, OH  44114
------------------------------------------------------------------------------------------------------------------
VALUE FUND                        KeyCorp 401(k) Plan                              52.4%                  -
                                  127 Public Square
                                  Cleveland, OH  44114
==================================================================================================================

Shares of the Victory Portfolios are entitled to one vote per share (with proportional voting for fractional shares) on such matters as shareholders are entitled to vote. Shareholders vote as a single class on all matters except (1) when required by the 1940 Act, shares shall be voted by individual series, and
(2) when the Trustees have determined that the matter affects only the interests of one or more series, then only shareholders of such series shall be entitled to vote thereon. There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees have been elected by the shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. A meeting shall be held for such purpose upon the written request of the holders of not less than 10% of the outstanding shares. Upon written request by ten or more shareholders meeting the qualifications of Section 16(c) of the 1940 Act, (i.e., persons who have been shareholders for at least six months, and who hold shares having a net asset value of at least $25,000 or constituting 1% of the outstanding shares) stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, The Victory Portfolios will provide a list of shareholders or disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the Trustees shall continue to hold office and may appoint their successors.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Victory Portfolios shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each fund of the Victory Portfolios affected by the matter. For purposes of determining whether the approval of a majority of the outstanding shares of a fund will be required in connection with a matter, a fund will be deemed to be affected by a matter unless it is clear that the interests of each fund in the matter are identical, or that the matter does not affect any interest of the fund. Under Rule 18f-2, the approval of an investment advisory agreement or any change in investment policy would be effectively acted upon with respect to a fund only if approved by a majority of the outstanding shares of such fund. However, Rule 18f-2 also provides that the ratification of independent accountants, the approval of principal underwriting contracts, and the election of Trustees may be effectively acted upon by shareholders of the Victory Portfolios voting without regard to series.

SHAREHOLDER AND TRUSTEE LIABILITY.

The Victory Portfolios is organized as a Delaware business trust. The Delaware Business Trust Act provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of personal liability extended to shareholders of Delaware corporations, and the Delaware Trust Instrument provides that shareholders of the Victory Portfolios shall not be liable for the obligations of the Victory Portfolios. The Delaware Trust Instrument also provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder. The Delaware Trust Instrument also provides that the Victory Portfolios shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Victory Portfolios, and shall satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered to be extremely remote.

The Delaware Trust Instrument states further that no Trustee, officer, or agent of the Victory Portfolios shall be personally liable in connection with the administration or preservation of the assets of the funds or the conduct of the Victory Portfolios' business; nor shall any Trustee, officer, or agent be personally liable to any person for any action or failure to act except for his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties. The Declaration of Trust also provides that all persons having any claim against the Trustees or the Victory Portfolios shall look solely to the assets of the Victory Portfolios for payment.

MISCELLANEOUS.

As used in the Prospectus and in this SAI, "assets belonging to a fund" (or "assets belonging to the Fund") means the consideration received by the Victory Portfolios upon the issuance or sale of shares of a Fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments, and any funds or payments derived from any reinvestment of such proceeds and any general assets of the Victory Portfolios, which general liabilities and expenses are not readily identified as belonging to a particular Fund that are allocated to that Fund by the Trustees. The Trustees may allocate such general assets in any manner they deem fair and equitable. It is anticipated that the factor that will be used by the Trustees in making allocations of general assets to a particular fund of the Victory Portfolios will be the relative net asset value of each respective fund at the time of allocation. Assets belonging to a particular Fund are charged with the direct liabilities and expenses in respect of that Fund, and with a share of the general liabilities and expenses of each of the Funds not readily identified as belonging to a particular Fund, which are allocated to each Fund in accordance with its proportionate share of the net asset values of the Victory Portfolios at the time of allocation. The timing of allocations of general assets and general liabilities and expenses of the Victory Portfolios to a particular fund will be determined by the Trustees and will be in accordance with generally accepted accounting principles. Determinations by the Trustees as to the timing of the allocation of general liabilities and expenses and as to the timing and allocable portion of any general assets with respect to a particular fund are conclusive.

As used in the Prospectus and in this SAI, a "vote of a majority of the outstanding shares" of the Fund means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at a meeting at which the holders of more than 50% of the outstanding shares of the Fund are represented in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund.

The Victory Portfolios is registered with the Commission as an open-end management investment company. Such registration does not involve supervision by the Commission of the management or policies of the Victory Portfolios.

The Prospectus and this SAI omit certain of the information contained in the Registration Statement filed with the Commission. Copies of such information may be obtained from the Commission upon payment of the prescribed fee.

THE PROSPECTUS AND THIS STATEMENT OF ADDITIONAL INFORMATION ARE NOT AN OFFERING OF THE SECURITIES DESCRIBED IN THESE DOCUMENTS IN ANY STATE IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO SALESMAN, DEALER, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATION OTHER THAN THOSE CONTAINED IN THE PROSPECTUS AND THIS STATEMENT OF ADDITIONAL INFORMATION.

APPENDIX
DESCRIPTION OF SECURITY RATINGS.

The nationally recognized statistical rating organizations (individually, an "NRSRO") that may be utilized by the Adviser or the Sub-Adviser with regard to portfolio investments for the Funds include Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P"), Duff & Phelps, Inc. ("Duff"), Fitch Investors Service, Inc. ("Fitch"), IBCA Limited and its affiliate, IBCA Inc. (collectively, "IBCA"), and Thomson BankWatch, Inc. ("Thomson"). Set forth below is a description of the relevant ratings of each such NRSRO. The NRSROs that may be utilized by the Adviser or the Sub-Adviser and the description of each NRSRO's ratings is as of the date of this Statement of Additional Information, and may subsequently change.

LONG-TERM DEBT RATINGS (may be assigned, for example, to corporate and municipal bonds).

Description of the five highest long-term debt ratings by Moody's (Moody's applies numerical modifiers (e.g., 1, 2, and 3) in each rating category to indicate the security's ranking within the category):

Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba. Bonds which are rated Ba are judged to have speculative elements - their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes bonds in this class.

Description of the five highest long-term debt ratings by S&P (S&P may apply a plus (+) or minus (-) to a particular rating classification to show relative standing within that classification):

AAA. Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB. Debt rated BB is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

Description of the three highest long-term debt ratings by Duff:

AAA. Highest credit quality. The risk factors are negligible being only slightly more than for risk-free U.S. Treasury debt.

AA+, AA, AA-. High credit quality Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A+. Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

Description of the three highest long-term debt ratings by Fitch (plus or minus signs are used with a rating symbol to indicate the relative position of the credit within the rating category):

AAA. Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA. Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issues is generally rated "[-]+."

A. Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

IBCA's description of its three highest long-term debt ratings:

AAA. Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.

AA. Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic, or financial conditions may increase investment risk albeit not very significantly.

A. Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

SHORT-TERM DEBT RATINGS (may be assigned, for example, to commercial paper, master demand notes, bank instruments, and letters of credit).

Moody's description of its three highest short-term debt ratings:

Prime-1. Issuers rated Prime-1 (or supporting institutions) have a superior capacity for repayment of senior short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by many of the following characteristics:

-    Leading market positions in well-established industries.

-    High rates of return on funds employed.

- Conservative capitalization structures with moderate reliance on debt and ample asset protection.

- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

- Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2. Issuers rated Prime-2 (or supporting institutions) have a strong capacity for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3. Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

S&P's description of its three highest short-term debt ratings:

A-1. This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to have extremely strong safety characteristics are denoted with a plus sign (+).

A-2.   Capacity  for  timely   payment  on  issues  with  this   designation  is
satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

A-3. Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

Duff's description of its five highest short-term debt ratings (Duff incorporates gradations of "1+" (one plus) and "1-" (one minus) to assist investors in recognizing quality differences within the highest rating category):

Duff 1+. Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

Duff 1. Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

Duff 1-. High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

Duff 2. Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

Duff 3. Satisfactory liquidity and other protection factors qualify issue as to investment grade.

Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

Fitch's description of its four highest short-term debt ratings:

F-1+. Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1. Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2. Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ or F-1 ratings.

F-3. Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

IBCA's description of its three highest short-term debt ratings:

A+.  Obligations supported by the highest capacity for timely repayment.

A1. Obligations supported by a very strong capacity for timely repayment.

A2. Obligations supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

SHORT-TERM LOAN/MUNICIPAL NOTE RATINGS

Moody's description of its two highest short-term loan/municipal note ratings:

MIG-1/VMIG-1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG-2/VMIG-2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

S&P's description of its two highest municipal note ratings:

SP-1. Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2.  Satisfactory capacity to pay principal and interest.

SHORT-TERM DEBT RATINGS

Thomson BankWatch, Inc. ("TBW") ratings are based upon a qualitative and quantitative analysis of all segments of the organization including, where applicable, holding company and operating subsidiaries.

BankWatch Ratings do not constitute a recommendation to buy or sell securities of any of these companies. Further, BankWatch does not suggest specific investment criteria for individual clients.

The TBW Short-Term Ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned.

The TBW Short-Term Ratings apply only to unsecured instruments that have a maturity of one year or less. The TBW Short-Term Ratings specifically assess the likelihood of an untimely payment of principal or interest.

TBW-1. The highest category; indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

TBW-2. The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

TBW-3. The lowest investment grade category; indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

TBW-4. The lowest rating category; this rating is regarded as non-investment grade and therefore speculative.

DEFINITIONS OF CERTAIN MONEY MARKET INSTRUMENTS

Commercial Paper. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return.

Certificates of Deposit. Certificates of Deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.

Bankers' Acceptances. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity.

U.S. Treasury Obligations. U.S. Treasury Obligations are obligations issued or guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Government.

These obligations may include Treasury bills, notes and bonds, and issues of agencies and instrumentalities of the U.S. Government, provided such obligations are guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Government.

U.S. Government Agency and Instrumentality Obligations. Obligations issued by agencies and instrumentalities of the U.S. Government include such agencies and instrumentalities as the Government National Mortgage Association, the Export-Import Bank of the United States, the Tennessee Valley Authority, the Farmers Home Administration, the Federal Home Loan Banks, the Federal Intermediate Credit Banks, the Federal Farm Credit Banks, the Federal Land Banks, the Federal Housing Administration, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, and the Student Loan Marketing Association. Some of these obligations, such as those of the Government National Mortgage Association are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. A Fund will invest in the obligations of such instrumentalities only when the investment adviser believes that the credit risk with respect to the instrumentality is minimal.

                       STATEMENT OF ADDITIONAL INFORMATION

                             THE VICTORY PORTFOLIOS

                              GOVERNMENT BOND FUND


                                  MARCH 1, 1997


This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Prospectus of The Victory Portfolios - Government Bond Fund, dated the same date as the date hereof (the "Prospectus"). This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus. Copies of the Prospectus may be obtained by writing The Victory Portfolios at P.O. Box 8527, Boston, MA 02266-8527, or by telephoning toll free 800- KEY-FUND or 800-539-3863.



TABLE OF CONTENTS

INVESTMENT OBJECTIVE AND POLICIES............................................2
INVESTMENT LIMITATIONS AND RESTRICTIONS..................................... 4
VALUATION OF PORTFOLIO SECURITIES............................................6
PERFORMANCE................................................................. 6
ADDITIONAL PURCHASE, EXCHANGE AND

    REDEMPTION INFORMATION..................................................11
DIVIDENDS AND DISTRIBUTIONS.................................................14
TAXES.......................................................................15
TRUSTEES AND OFFICERS.......................................................16
ADVISORY AND OTHER CONTRACTS................................................21
ADDITIONAL INFORMATION..................................................... 29
APPENDIX................................................................... 32


INDEPENDENT AUDITORS REPORT
FINANCIAL STATEMENTS




INVESTMENT ADVISER
 Key Asset Management Inc.

ADMINISTRATOR
BISYS Fund Services

DISTRIBUTOR
BISYS Fund Services

TRANSFER AGENT
State Street Bank and Trust
Company

DIVIDED DISBURSING AGENT AND
SHAREHOLDER SERVICING AGENT
Boston Financial Data Services,
Inc.


CUSTODIAN
Key Trust Company of Ohio, N.A.


INDEPENDENT ACCOUNTANTS Coopers & Lybrand L.L.P.

COUNSEL
Kramer, Levin, Naftalis & Frankel

                       STATEMENT OF ADDITIONAL INFORMATION


The Victory Portfolios (the "Victory Portfolios") is an open-end management investment company. The Victory Portfolios consist of twenty- six series of units of beneficial interest ("shares"). The outstanding shares represent interests in the twenty- six separate investment portfolios which are currently active. This Statement of Additional Information relates to the Class A and Class B shares of the Victory Government Bond Fund (the "Fund") only. Much of the information contained in this Statement of Additional Information expands on subjects discussed in the Prospectus. Capitalized terms not defined herein are used as defined in the Prospectus. No investment in shares of the Fund should be made without first reading the Fund's Prospectus.



                        INVESTMENT OBJECTIVE AND POLICIES

ADDITIONAL INFORMATION REGARDING FUND INVESTMENTS.

The following policies supplement the investment policies of the Fund set forth in the Prospectus. The Fund's investments in the following securities and other financial instruments are subject to the other investment policies and limitations described in the Prospectus and this Statement of Additional Information.

U.S. GOVERNMENT OBLIGATIONS. The Fund may invest in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others are supported only by the credit of the agency or instrumentality. No assurance can be given that the U.S. Government will provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law.

DELAYED-DELIVERY TRANSACTIONS. The Fund may buy and sell securities on a delayed-delivery or when-issued basis. These transactions involve a commitment by the Fund to purchase or sell specific securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security (and more than seven days in the future). Typically, no interest accrues to the purchaser until the security is delivered. The Fund may receive fees for entering into delayed-delivery transactions.

When purchasing securities on a delayed-delivery basis, the Fund assumes the rights and risks of ownership, including the risks of price and yield fluctuations in addition to the risks associated with the Fund's other investments. Because the Fund is not required to pay for securities until the delivery date, these delayed-delivery purchases may result in a form of leverage.
 When delayed-delivery purchases are outstanding, the Fund will set aside cash and appropriate liquid assets in a segregated custodial account to cover its purchase obligations. When the Fund has sold a security on a delayed-delivery basis, it does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or suffer a loss.

The Fund may renegotiate delayed-delivery transactions after they are entered into or may sell underlying securities before they are delivered, either of which may result in capital gains or losses.

ILLIQUID INVESTMENTS. Illiquid investments cannot be sold or disposed of, within seven business days, in the ordinary course of business at approximately the prices at which they are valued. Under the supervision of The Victory Portfolios' Board of Trustees (the "Board of Trustees" or the "Trustees"), the Adviser determines the liquidity of the Fund's investments and, through reports from the Adviser, the Trustees monitor investments in illiquid instruments. In determining the liquidity of the Fund's investments, the Adviser may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset the Fund's rights and obligations relating to the investment). Investments currently considered by the Fund to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days, over the counter options, non-government stripped fixed-rate mortgage-backed securities, and Restricted Securities. Also, the Adviser may determine some government-stripped fixed-rate mortgage backed securities, loans and other direct debt instruments, and swap agreements to be illiquid. However, with respect to over-the-counter options the Fund writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement the Fund may have to close out the option before expiration. In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by a committee appointed by the Trustees. If through a change in values, net assets, or other circumstances, the Fund were in a position where more than 15% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

REPURCHASE AGREEMENTS. In a repurchase agreement, the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days from the date of purchase. The resale price reflects the purchase price plus an agreed upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked to market daily) of the underlying security. The Fund may engage in a repurchase agreement with respect to any security in which it is authorized to invest. Since it is not possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to the Fund in connection with bankruptcy proceedings), it is The Victory Portfolios' current policy to limit repurchase agreements for the Fund to those parties whose creditworthiness has been reviewed and found satisfactory by the Advisers . Repurchase agreements are considered by the staff of the Commission to be loans by the Fund.


REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, the Fund sells the portfolio instrument to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, the Fund will maintain appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. The Fund will enter into reverse repurchase agreements only with parties whose creditworthiness is deemed satisfactory by the Adviser. Such transactions may increase fluctuations in the market value of the Fund's assets, and may be viewed as a form of leverage.

RESTRICTED SECURITIES. The Fund may sell restricted securities, which generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the 1933 Act, or in a registered public offering. Where registration is required, the Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to seek registration of the shares.

SECURITIES LENDING. The Fund may lend securities to parties such as broker-dealers or institutional investors. Securities lending allows the Fund to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties deemed by the Adviser to be of good standing. Furthermore, they will only be made if, in Society's judgment, the consideration to be earned from such loans would justify the risk.

It is the current view of the staff of the Commission that the Fund may engage in loan transactions only under the following conditions: (1) the Fund must receive 100% collateral in the form of cash or cash equivalents (e.g., U.S. Treasury bills or notes) from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) the Board of Trustees must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.

Cash received through loan transactions may be invested in any security in which the Fund is authorized to invest. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation).

                     INVESTMENT LIMITATIONS AND RESTRICTIONS

The following investment restrictions are fundamental with respect to the Fund and may be changed only a vote of a majority of the outstanding shares of the Fund as defined in "Additional Information -- Miscellaneous" of this Statement of Additional Information.

The Fund may not:

1. With respect to 75% of the Fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or
(b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

2. Issue any senior security (as defined in the 1940 Act), except that (a) the Fund may engage in transactions which may result in the issuance of senior securities to the extent permissible under the applicable regulations and interpretations of the 1940 Act or an exemptive order; (b) the Fund may acquire other securities that may be deemed senior securities to the extent permitted under applicable regulations or interpretations of the 1940 Act; (c) subject to the restrictions set forth below, the Fund may borrow money as authorized by the 1940 Act.

3. Borrow money, except that the Fund may borrow money from banks for temporary or emergency purposes (not for leveraging or investment), and engage in reverse repurchase agreements in an amount not exceeding 33-1/3% of its total assets, including the amount borrowed less liabilities other than borrowings (any borrowings exceeding this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33-1/3% limitation), provided that any such borrowings representing more than 5% of the Fund's total assets must be repaid before the Fund may make additional investments.

4. Underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities.

5. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instrument backed by real estate).

6. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments.

7. Lend any portfolio security or make any other loan if, as a result, more than 33-1/3% of the Fund's total assets would be lent to other parties, but this restriction does not apply to purchases of debt securities or to repurchase agreements.

     The following restrictions are nonfundamental and may be changed without shareholder approval:

1. The Fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

2. The Fund may purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

3. The Fund may not purchase any security while borrowings representing more than 5% of the Fund's total assets are outstanding.

4. The Fund may not purchase any security or enter into a repurchase agreement if, as a result, more than 15% of the Fund's net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restriction on resale or the absence of a readily available market.

5. The Fund shall not invest in the securities of other investment companies, except that the Fund may invest in shares of money market funds that are not "affiliated persons" of the fund and that limit their investment by the Fund, provided investment by the Fund is limited to: (a) ten percent of the Fund's assets; (b) five percent of the Fund's total assets in the shares of a single money market fund; and (c) not more than three percent of the net assets of any one acquired money market fund. The investment adviser will waive the portion of its fee attributable to the assets of the Fund invested in such money market funds to the extent required by the laws of any jurisdiction in which shares of the Fund are registered for sale.

GENERAL. The policies and limitations listed above supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the Fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund's acquisition of such security or other asset except in the case of borrowing (or other activities that may be deemed to result in the issuance of a "senior security" under the 1940 Act). Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations. If the value of the Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.

The investment policies of the Fund may be changed without an affirmative vote of the holders of a majority of the Fund's outstanding voting securities unless
(1) a policy is expressly deemed to be a fundamental policy of the Fund or (2) a policy is expressly deemed to be changeable only by such majority vote.


                        VALUATION OF PORTFOLIO SECURITIES

Investment securities held by the Fund are valued on the basis of valuations provided by an independent pricing service, approved by the Trustees, which uses information with respect to transactions of a security, quotations from dealers, market transactions in comparable securities, and various relationships between securities, in determining value. Specific investment securities which are not priced by the approved pricing service will be valued according to quotations obtained from dealers who are market makers in those securities. Investment securities with less than 60 days to maturity when purchased are valued at amortized cost which approximates market value. Investment securities not having readily available market quotations will be priced at fair value using a methodology approved in good faith by the Trustees.

                                   PERFORMANCE

From time to time the "standardized yield," "dividend yield," "average annual total return," "total return," and "total return at net asset value" of an investment in each class of Fund shares may be advertised. An explanation of how yields and total returns are calculated for each class and the components of those calculations are set forth below.


Yield and total return information may be useful to investors in reviewing the Fund's performance. The Fund's advertisement of its performance must, under applicable Commission rules, include the average annual total returns for each class of shares of the Fund for the 1, 5 and 10-year period (or the life of the class, if less) as of the most recently ended calendar quarter. This enables an investor to compare the Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using such information as a basis for comparison with other investments. An investment in the Fund is not insured; its yield and total return are not guaranteed and normally will fluctuate on a daily basis. When redeemed, an investor's shares may be worth more or less than their original cost. Yield and total return for any given past period are not a prediction or representation by The Victory Portfolios of future yields or rates of return on its shares. The yield and total returns of the Class A and Class B shares of the Fund are affected by portfolio quality, portfolio maturity, the type of investments the Fund holds and its operating expenses.

STANDARDIZED YIELDS.

The Fund's "yield" (referred to as "standardized yield") for a given 30-day period for a class of shares is calculated using the following formula set forth in rules adopted by the Commission that apply to all funds that quote yields:

         Standardized Yield = 2 [(a-b + 1)6 - 1]
                                  ---
                                   cd

The symbols above represent the following factors:

a =      dividends and interest earned during the 30-day period.
b =      expenses accrued for the period (net of any expense reimbursements).
c = the average daily number of shares of that class outstanding during the 30-day period that were entitled to receive dividends.
d = the maximum offering price per share of the class on the last day of the period, adjusted for undistributed net investment income.


The standardized yield of a class of shares for a 30-day period may differ from its yield for any other period. The Commission formula assumes that the standardized yield for a 30-day period occurs at a constant rate for a six-month period and is annualized at the end of the six-month period. This standardized yield is not based on actual distributions paid by the Fund to shareholders in the 30-day period, but is a hypothetical yield based upon the net investment income from the Fund's portfolio investments calculated for that period. The standardized yield may differ from the "dividend yield" of that class, described below. Additionally, because each class of shares is subject to different expenses, it is likely that the standardized yields of the Fund classes of shares will differ. The yield on Class A shares and the Class B shares for the 30-day period ended October 31, 1996 was 4.96% and 4.03%, respectively.


DIVIDEND YIELD AND DISTRIBUTION RETURN.

From time to time the Fund may quote a "dividend yield" or a "distribution return" for each class. Dividend yield is based on the Class A or Class B share dividends derived from net investment income during a stated period. Distribution return includes dividends derived from net investment income and from realized capital gains declared during a stated period. Under those calculations, the dividends and/or distributions for that class declared during a stated period of one year or less (for example, 30 days) are added together, and the sum is divided by the maximum offering price per share of that class A) on the last day of the period. When the result is annualized for a period of less than one year, the "dividend yield" is calculated as follows:


Dividend Yield of the Class =            Dividends of the Class                    + Number of days (accrual period) x 365
                             -----------------------------------------------------
                             Max. Offering Price of the Class (last day of period)


The maximum offering price for Class A shares includes the maximum front-end sales charge. For Class B shares, the maximum offering price is the net asset value per share, without considering the effect of contingent deferred sales charges ("CDSC").


From time to time similar yield or distribution return calculations may also be made using the Class A net asset value (instead of its respective maximum offering price) at the end of the period. The dividend yields on Class A shares at maximum offering price and net asset value for the 30-day period ended October 31, 1996 were 4.96% and 5.21%, respectively. Dividend yield on Class B shares at maximum offering price for the 30-day period ended October 31, 1996 was 4.03%.

TOTAL RETURNS. The "average annual total return" of each class is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n") to achieve an Ending Redeemable Value ("ERV"), according to the following formula:


                  (ERV)1n = Average Annual Total Return
                  -------
                   (P)


The cumulative "total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Total return is determined as follows:


                   ERV-P = Total Return
                   -----
                    P

In calculating total returns for Class A shares, the current maximum sales charge of 4.75% (as a percentage of the offering price) is deducted from the initial investment ("P") (unless the return is shown at net asset value, as discussed below). For Class B shares, the payment of the applicable CDSC (5.0% for the first year, 4.0% for the second year, 3.0% for the third and fourth years, 2.0% in the fifth year, 1.0% in the sixth year and none thereafter) is applied to the investment result for the time period shown (unless the total return is shown at net asset value, as described below). Total returns also assume that all dividends and capital gains distributions during the period are reinvested to buy additional shares at net asset value per share, and that the investment is redeemed at the end of the period. The average annual total return and cumulative total return on Class A shares for the period May 3, 1993 (commencement of operations) to October 31, 1996 (life of fund) at maximum offering price were 3.13% and 11.39%, respectively. For the one year period ended October 31, 1996, average annual total return for Class A shares was (1.38)%. The average annual total return and cumulative total return on the Class B shares for the period September 26, 1994 (commencement of operations) to October 31, 1996 were 5.65% and 11.85%, respectively. For the one year period ended October 31, 1996, the average annual total return for Class B shares was (1.15)%.

From time to time the Fund may also quote an "average annual total return at net asset value" or a cumulative "total return at net asset value" for Class A or Class B shares. It is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end or contingent sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions. The average annual total return and cumulative total return on Class A shares for the period May 3, 1993 (commencement of operations) to October 31, 1996 (life of fund), at net asset value, was 4.58% and 11.39%, respectively. For the one year period ended October 31, 1996, average annual total return for Class A shares at net asset value was 3.52%. For the one year period ended October 31, 1996, the average annual total return at net asset value for Class B shares at net asset value was 2.77%. The average annual total return and cumulative total return on Class B shares for the period September 26, 1994 (commencement of operations) to October 31, 1996 were 7.43% and 11.85%, respectively.


OTHER PERFORMANCE COMPARISONS.

From time to time the Fund may publish the ranking of the performance of its Class A or Class B shares by Lipper Analytical Services, Inc. ("Lipper"), a widely-recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Fund, and ranks the performance of the Fund's classes against (1) all other funds, excluding money market funds, and (2) all other government bond funds. The Lipper performance rankings are based on total return that includes the reinvestment of capital gains distributions and income dividends but does not take sales charges or taxes into consideration.


From time to time the Fund may publish the ranking of the performance of its Class A or Class B shares by Morningstar, Inc., an independent mutual fund monitoring service that ranks mutual funds, including the Fund, in broad investment categories (domestic equity, international equity, taxable bond, municipal bond, or other) monthly, based upon each fund's three, five and ten-year average annual total returns (when available) and a risk adjustment factor that reflects Fund performance relative to three-month U.S. Treasury bill monthly returns. Such returns are adjusted for fees and sales loads. There are five ranking categories with a corresponding number of stars: highest (5), above average (4), neutral (3), below average (2) and lowest (1). Ten percent of the funds, series or classes in an investment category receive 5 stars, 22.5% receive 4 stars, 35% receive 3 stars, 22.5% receive 2 stars, and the bottom 10% receive one star.


The total return on an investment made in Class A or Class B shares of the Fund may be compared with the performance for the same period of one or more of the following indices: the Consumer Price Index, the Salomon Brothers World Government Bond Index, the Standard & Poor's 500 Index, the Shearson Lehman Government/Corporate Bond Index, the Lehman Aggregate Bond Index, and the J.P. Morgan Government Bond Index. Other indices may be used from time to time. The Consumer Price Index is generally considered to be a measure of inflation. The Salomon Brothers World Government Bond Index generally represents the performance of government debt securities of various markets throughout the world, including the United States. The Lehman Government/Corporate Bond Index generally represents the performance of intermediate and long-term government and investment grade corporate debt securities. The Lehman Aggregate Bond Index measures the performance of U.S. corporate bond issues, U.S. government securities and mortgage-backed securities. The J.P. Morgan Government Bond Index generally represents the performance of government bonds issued by various countries including the United States. The S&P 500 Index is a composite index of 500 common stocks generally regarded as an index of U.S. stock market performance. The foregoing bond indices are unmanaged indices of securities that do not reflect reinvestment of capital gains or take investment costs into consideration, as these items are not applicable to indices.

From time to time, the yields and the total returns of Class A or Class B shares of the Fund may be quoted in and compared to other mutual funds with similar investment objectives in advertisements, shareholder reports or other communications to shareholders. The Fund may also include calculations in such communications that describe hypothetical investment results. (Such performance examples are based on an express set of assumptions and are not indicative of the performance of any Fund.) Such calculations may from time to time include discussions or illustrations of the effects of compounding in advertisements. "Compounding" refers to the fact that, if dividends or other distributions on a Fund investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of a Fund would increase the value, not only of the original Fund investment, but also of the additional Fund shares received through reinvestment. As a result, the value of the Fund investment would increase more quickly than if dividends or other distributions had been paid in cash. The Fund may also include discussions or illustrations of the potential investment goals of a prospective investor (including but not limited to tax and/or retirement planning), investment management techniques, policies or investment suitability of the Fund, economic conditions, legislative developments (including pending legislation), the effects of inflation and historical performance of various asset classes, including but not limited to stocks, bonds and Treasury bills. From time to time advertisements or communications to shareholders may summarize the substance of information contained in shareholder reports (including the investment composition of a Fund, as well as the views of the investment adviser as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to the Fund). The Fund may also include in advertisements, charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to stock, bonds and Treasury bills as compared to an investment in shares of the Fund as well as charts or graphs which illustrate strategies such as dollar cost averaging, and comparisons of hypothetical yields of investment in tax-exempt versus taxable investments. In addition, advertisements or shareholder communications may include a discussion of certain attributes or benefits to be derived by an investment in the Fund. Such advertisements or communications may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein. With proper authorization, the Fund may reprint articles (or excerpts) written regarding the Fund and provide them to prospective shareholders. Performance information with respect to the Fund is generally available by calling 1-800-539-3863.

Investors may also judge, and the Fund may at times advertise, the performance of Class A or Class B shares by comparing it to the performance of other mutual funds or mutual fund portfolios with comparable investment objectives and policies, which performance may be contained in various unmanaged mutual fund or market indices or rankings such as those prepared by Dow Jones & Co., Inc., Standard & Poor's Corporation, Lehman Brothers, Merrill Lynch, and Salomon Brothers, and in publications issued by Lipper Analytical Services, Inc. and in the following publications: IBC's Money Fund Reports, Value Line Mutual Fund Survey, Morningstar, CDA/Wiesenberger, Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, Business Week, American Banker, Fortune, Institutional Investor, Ibbotson Associates and U.S.A. Today. In addition to yield information, general information about the Fund that appears in a publication such as those mentioned above may also be quoted or reproduced in advertisements or in reports to shareholders.

Advertisements and sales literature may include discussions of specifics of the portfolio manager's investment strategy and process, including, but not limited to, descriptions of security selection and analysis.

Advertisements may also include descriptive information about the investment adviser, including, but not limited to, its status within the industry, other services and products it makes available, total assets under management, and its investment philosophy.

When comparing yield, total return and investment risk of an investment in Class A or Class B shares of the Fund with other investments, investors should understand that certain other investments have different risk characteristics than an investment in shares of the Fund. For example, certificates of deposit may have fixed rates of return and may be insured as to principal and interest by the FDIC, while the Fund's returns will fluctuate and its share values and returns are not guaranteed. Money market accounts offered by banks also may be insured by the FDIC and may offer stability of principal. U.S. Treasury securities are guaranteed as to principal and interest by the full faith and credit of the U.S. government. Money market mutual funds may seek to maintain a fixed price per share.

            ADDITIONAL PURCHASE, EXCHANGE AND REDEMPTION INFORMATION

The New York Stock Exchange ("NYSE") holiday closing schedule indicated in the Prospectus under "Share Price" are subject to change.

When the NYSE is closed, or when trading is restricted for any reason other than its customary weekend or holiday closings, or under emergency circumstances as determined by the Commission to warrant such action, the Fund's Transfer Agent will determine the Fund's net asset value at Valuation Time. A Fund's net asset value may be affected to the extent that its securities are traded on days that are not Business Days.


The Victory Portfolios has elected, pursuant to Rule 18f-1 under the 1940 Act, to redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day for any one shareholder. The remaining portion of the redemption may be made in securities or other property, valued for this purpose as they are valued in computing the net asset value of each class of the Fund. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes and may incur additional costs as well as the associated inconveniences of holding and/or disposing of such securities or other property.


Pursuant to Rule 11a-3 under the 1940 Act, the Fund is required to give shareholders at least 60 days' notice prior to terminating or modifying the Fund's exchange privilege. Under the Rule, the 60-day notification requirement may be waived if (1) the only effect of a modification would be to reduce or eliminate an administrative fee, redemption fee or deferred sales charge ordinarily payable at the time of exchange or (2) the Fund temporarily suspends the offering of shares as permitted under the 1940 Act or by the Commission or because it is unable to invest amounts effectively in accordance with its investment objective and policies.


The Fund reserves the right at any time without prior notice to shareholders to refuse exchange purchases by any person or group if, in Key Advisers' judgment, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.


PURCHASING SHARES

ALTERNATIVE SALES ARRANGEMENTS - CLASS A AND CLASS B SHARES. The alternative sales arrangements permit an investor to choose the method of purchasing shares that is more beneficial to the investor depending on the amount of the purchase, the length of time the investor expects to hold shares and other relevant circumstances. Investors should understand that the purpose and function of the deferred sales charge and asset-based sales charge with respect to Class B shares are the same as those of the initial sales charge with respect to Class A shares. Any salesperson or other person entitled to receive compensation for selling Fund shares may receive different compensation with respect to one class of shares on behalf of a single investor (not including dealer "street name" or omnibus accounts) because generally it will be more advantageous for that investor to purchase Class A shares of the Fund instead.

The two classes of shares each represent an interest in the same portfolio investments of the Fund. However, each class has different shareholder privileges and features. The net income attributable to Class B shares and the dividends payable on Class B shares will be reduced by incremental expenses borne solely by that class, including the asset-based sales charge to which Class B shares are subject.

CLASS B CONVERSION FEATURE. Ninety-six months after an investor's purchase order for Class B shares is accepted, such "Matured Class B Shares" automatically will convert to Class A shares, on the basis of the relative net asset value of the two classes, without the imposition of any sales load or other charge. Each time any Matured Class B shares convert to Class A shares, any Class B shares acquired by the reinvestment of dividends or distributions on such Matured Class B shares that are still held will also convert to Class A shares, on the same basis. The conversion feature is intended to relieve holders of Matured Class B shares of the asset-based sales charge under the Class B Distribution Plan after such shares have been outstanding long enough that the Distributor may have been compensated for distribution expenses related to such shares.

The conversion of Matured Class B shares to Class A shares is subject to the continuing availability of a private letter ruling from the Internal Revenue Service, or an opinion of counsel or tax adviser, to the effect that the conversion of Matured Class B shares does not constitute a taxable event for the holder under Federal income tax law. If such a revenue ruling or opinion is no longer available, the automatic conversion feature may be suspended, in which event no further conversion of Matured Class B shares would occur while such suspension remained in effect. Although Matured Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the holder, and absent such exchange, Class B shares might continue to be subject to the asset-based sales charge for longer than six years.

The methodology for calculating the net asset value, dividends and distributions of the Fund's Class A and Class B shares recognizes two types of expenses. General expenses that do not pertain specifically to either class are allocated to the shares of each class, based upon the percentage that the net assets of such class bears to the Fund's total net assets, and then pro rata to each outstanding share within a given class. Such general expenses include (1) management fees, (2) legal, bookkeeping and audit fees, (3) printing and mailing costs of shareholder reports, prospectuses, statements of additional information and other materials for current shareholders, (4) fees to the Trustees who are not affiliated with Key Advisers, (5) custodian expenses, (6) share issuance costs, (7) organization and start-up costs, (8) interest, taxes and brokerage commissions, and (9) non-recurring expenses, such as litigation costs. Other expenses that are directly attributable to a class are allocated equally to each outstanding share within that class. Such expenses include (1) Rule 12b-1 distribution fees and shareholder servicing fees, (2) incremental transfer and shareholder servicing agent fees and expenses, (3) registration fees and (4) shareholder meeting expenses, to the extent that such expenses pertain to a specific class rather than to the Fund as a whole.


REDUCED SALES CHARGE. Reduced sales charges are available for purchases of $50,000 or more of Class A shares of the Fund alone or in combination with purchases of shares of other funds of The Victory Portfolios. To obtain the reduction of the sales charge, you or your Investment Professional must notify the Transfer Agent at the time of purchase whenever a quantity discount is applicable to your purchase.

In addition to investing at one time in any combination of Class A shares of The Victory Portfolios in an amount entitling you to a reduced sales charge, you may qualify for a reduction in the sales charge under the following programs:

COMBINED PURCHASES. When you invest in Class A shares of The Victory Portfolios for several accounts at the same time, you may combine these investments into a single transaction if purchased through one Investment Professional, and if the total is $50,000 or more. The following may qualify for this privilege: an individual, or "company" as defined in Section 2(a)(8) of the 1940 Act; an individual, spouse, and their children under age 21 purchasing for his, her, or their own account; a trustee, administrator or other fiduciary purchasing for a single trust estate or single fiduciary account or for a single or a parent- subsidiary group of "employee benefit plans" (as defined in Section 3(3) of ERISA); and tax-exempt organizations under Section 501(c)(3) of the Internal Revenue Code.

RIGHTS OF ACCUMULATION. "Rights of Accumulation" permit reduced sales charges on future purchases of Class A shares after you have reached a new breakpoint. You can add the value of existing Victory Portfolios shares held by you, your spouse, and your children under age 21, determined at the previous day's net asset value at the close of business, to the amount of your new purchase valued at the current offering price to determine your reduced sales charge.

LETTER OF INTENT. If you anticipate purchasing $50,000 or more of shares of the Fund alone or in combination with Class A shares of certain other Victory Portfolios within a 13-month period, you may obtain shares of the portfolios at the same reduced sales charge as though the total quantity were invested in one lump sum, by filing a non-binding Letter of Intent (the "Letter") within 90 days of the start of the purchases. Each investment you make after signing the Letter will be entitled to the sales charge applicable to the total investment indicated in the Letter. For example, a $2,500 purchase toward a $60,000 Letter would receive the same reduced sales charge as if the $60,000 had been invested at one time. To ensure that the reduced price will be received on future purchases, you or your Investment Professional must inform the transfer agent that the Letter is in effect each time shares are purchased. Neither income dividends nor capital gain distributions taken in additional shares will apply toward the completion of the Letter.

You are not obligated to complete the additional purchases contemplated by a letter. If you do not complete your purchase under the Letter within the 13-month period, your sales charge will be adjusted upward, corresponding to the amount actually purchased, and if after written notice, you do not pay the increased sales charge, sufficient escrowed shares will be redeemed to pay such charge.

If you purchase more than the amount specified in the Letter and qualify for a further sales charge reduction, the sales charge will be adjusted to reflect your total purchase at the end of 13 months. Surplus funds will be applied to the purchase of additional shares at the then current offering price applicable to the total purchase.

EXCHANGING SHARES


Class A shares of the Fund may be exchanged for shares of any Victory money market fund or any other fund of The Victory Portfolios with a reduced sales charge. Shares of any Victory money market fund or any other fund of The Victory Portfolios with a reduced sales charge may be exchanged for shares of the Fund upon payment of the difference in the sales charge (or, if applicable, shares of any Victory money market fund may be used to purchase Class B shares of the Fund.)


Class B shares of the Fund may be exchanged for shares of other Victory Portfolios that offer Class B shares. The CDSC applicable to Class B shares is imposed on Class B shares redeemed within six years of the initial purchase of the exchanged Class B shares. When Class B shares are redeemed to effect an exchange, the priorities described in "How to Invest, Exchange and Redeem - Class B shares" in the Prospectus for the imposition of the Class B CDSC will be followed in determining the order in which the shares are exchanged. Shareholders should take into account the effect of any exchange on the applicability and rate of any CDSC that might be imposed in the subsequent redemption of remaining shares. Shareholders owning shares of both classes must specify whether they intend to exchange Class A or Class B shares.

REDEEMING SHARES


REINSTATEMENT PRIVILEGE. Within 90 days of a redemption, a shareholder may reinvest all or part of the redemption proceeds of (1) Class A shares, or (2) Class B shares that were subject to the Class B CDSC when redeemed, in Class A shares of the Fund or any of the other Victory Portfolios into which shares of the Fund are exchangeable as described below, at the net asset value next computed after receipt by the Transfer Agent of the reinvestment order. No charge is currently made for reinvestment in shares of the Fund but a reinvestment in shares of certain other Victory Portfolios is subject to a $5.00 service fee. The shareholder must ask the Distributor for such privilege at the time of reinvestment. Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Internal Revenue Code, as amended (the "IRS Code"), if the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the Fund or another of The Victory Portfolios within 90 days of payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from redemption. The Fund may amend, suspend or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation. The reinstatement must be into an account bearing the same registration. This privilege may be exercised only once by a shareholder with respect to the Fund.


                           DIVIDENDS AND DISTRIBUTIONS

The Fund ordinarily declares and pays dividends separately for Class A and Class B shares from its net investment income monthly. The Fund distributes substantially all of its net investment income and net capital gains, if any, to shareholders within each calendar year as well as on a fiscal year basis to the extent required for the Fund to qualify for favorable federal tax treatment.

The amount of a class's distributions may vary from time to time depending on market conditions, the composition of the Fund's portfolio, and expenses borne by the Fund or borne separately by the class, as described in "Alternative Sales Arrangements Class A and Class B," above. Dividends are calculated in the same manner, at the same time and on the same day for shares of each class. However, dividends on Class B shares are expected to be lower as a result of the asset-based sales charge on Class B shares, and Class B dividends will also differ in amount as a consequence of any difference in net asset value between Class A and Class B shares.


For this purpose, the net income of the Fund, from the time of the immediately preceding determination thereof, shall consist of all interest income accrued on the portfolio assets of the Fund, dividend income, if any, income from securities loans, if any, and realized capital gains and losses on the Fund's assets, less all expenses and liabilities of the Fund chargeable against income. Interest income shall include discount earned, including both original issue and market discount, on discount paper accrued ratably to the date of maturity. Expenses, including the compensation payable to Key Advisers are accrued each day. The expenses and liabilities of the Fund shall include those appropriately allocable to the Fund as well as a share of the general expenses and liabilities of The Victory Portfolios in proportion to the Fund's share of the total net assets of The Victory Portfolios.

                                      TAXES

It is the policy of the Fund to seek to qualify for the favorable tax treatment accorded regulated investment companies ("RICs") under Subchapter M of the IRS Code. By following such policy and distributing its income and gains currently with respect to each taxable year, the Fund expects to eliminate or reduce to a nominal amount the federal income and excise taxes to which it may otherwise be subject.

In order to qualify as a RIC, the Fund must, among other things, (1) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities, foreign currencies or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities or currencies, (2) derive less than 30% of its gross income from the sale or other disposition of stock, securities, options, futures, forward contracts, and certain foreign currencies (or options, futures, or forward contracts on foreign currencies) held for less than three months, and
(3) diversify its holdings so that at the end of each quarter of its taxable year (a) at least 50% of the market value of the fund's assets is represented by cash or cash items, U.S. Government securities, securities of other RICs and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the fund's total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities) or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses. These requirements may restrict the degree to which the Fund may engage in short-term trading and concentrate investments. If the Fund qualifies as a RIC, it will not be subject to federal income tax on the part of its net investment income and net realized capital gains, if any, that it distributes to shareholders with respect to each taxable year within the time limits specified in the Code.

A non-deductible excise tax is imposed on regulated investment companies that do not distribute in each calendar year an amount equal to 98% of their ordinary income for the year plus 98% of their capital gain net income for the 1-year period ending on October 31 of such calendar year. The balance of such income must be distributed during the following calendar year. If distributions during a calendar year are less than the required amount, the fund is subject to a non-deductible excise tax equal to 4% of the deficiency.

Certain investment and hedging activities of the Fund, including transactions in options, futures contracts, hedging transactions, forward contracts, straddles, foreign currencies, and foreign securities, are subject to special tax rules. In a given case, these rules may accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert short-term capital losses into long-term capital losses, or otherwise affect the character of the Fund's income. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Victory Portfolios will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interest of the Fund and its shareholders.

The Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends paid to any shareholder who has failed to provide a (or has provided an incorrect) tax identification number, or is subject to withholding pursuant to a notice from the Internal Revenue Service for failure to properly include on his or her income tax return payments of interest or dividends. This "backup withholding" is not an additional tax, and any amounts withheld may be credited against the shareholder's ultimate U.S. tax liability.

Information set forth in the Prospectus and this Statement of Additional Information that relates to federal taxation is only a summary of certain key federal tax considerations generally affecting purchasers of shares of the Fund. No attempt has been made to present a complete explanation of the federal tax treatment of the Fund or its shareholders, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential purchasers of shares of the Fund are urged to consult their tax advisers with specific reference to their own tax circumstances. In addition, the tax discussion in the Prospectus and this Statement of Additional Information is based on tax law in effect on the date of the Prospectus and this Statement of Additional Information; such laws and regulations may be changed by legislative, judicial or administrative action, sometimes with retroactive effect.


                              TRUSTEES AND OFFICERS

BOARD OF TRUSTEES.


Overall responsibility for management of The Victory Portfolios rests with the Trustees, who are elected by the shareholders of The Victory Portfolios. The Victory Portfolios are managed by the Trustees in accordance with the laws of the State of Delaware governing business trusts. There are currently seven Trustees, six of whom are not "interested persons" of The Victory Portfolios within the meaning of that term under the 1940 Act ("Independent Trustees"). The Trustees, in turn, elect the officers of The Victory Portfolios to actively supervise its day-to-day operations.

The Trustees of The Victory Portfolios, their addresses, ages and their principal occupations during the past five years are as follows:


                            Position(s) Held
                            With the Victory            Principal Occupation
Name, Address and Age       Portfolios                  During Past 5 Years
---------------------       ----------                  -------------------

Leigh A. Wilson,*  52       Trustee and                 From  1989  to  present,
Glenleigh International     President                   Chairman  and  Chief
Limited                                                 Executive  Officer,
53 Sylvan Road North                                    Glenleigh International
Westport, CT  06880                                     Limited; from 1984 to
                                                        1989, Chief Executive
                                                        Officer, Paribas North
                                                        America and Paribas
                                                        Corporation;  President
                                                        and Trustee,  the
                                                        Victory Funds and the
                                                        Key Mutual Funds (the
                                                        "KeyFunds).





------------


*        Mr. Wilson is deemed to be an "interested person" of   The Victory
         Portfolios under the 1940 Act solely by reason of his position as President.

                            Position(s) Held
                            With the Victory            Principal Occupation
Name, Address and Age       Portfolios                  During Past 5 Years
---------------------       ----------                  -------------------


Robert G. Brown,  73        Trustee                     Retired;  from  October
5460 N. Ocean Drive                                     1983 to November  1990,
Singer Island                                           President,  Cleveland
Riviera Beach,  FL 33404                                Advanced  Manufacturing
                                                        Program  (non-profit
                                                        corporation  engaged in
                                                        regional economic
                                                        development).

Edward P. Campbell, 47      Trustee                     From July 1996 to
Nordson Corporation                                     present,  President;
28601 Clemens Road                                      from March  1994 to
Westlake, OH 44145                                      present, Executive Vice
                                                        President and Chief
                                                        Operating  Officer of
                                                        Nordson  Corporation
                                                        (manufacturer  of
                                                        application  equipment)
                                                        from May 1988 to March
                                                        1994,  Vice President
                                                        of Nordson  Corporation
                                                        from 1987 to December
                                                        1994,  member of the
                                                        Supervisory  Committee
                                                        of Society's Collective
                                                        Investment Retirement
                                                        Fund; from May 1991 to
                                                        August 1994, Trustee,
                                                        Financial Reserves Fund
                                                        and from May 1993 to
                                                        August 1994,  Trustee,
                                                        Ohio Municipal Money
                                                        Market Fund;  Trustee,
                                                        the Victory Funds and
                                                        the KeyFunds.



Dr. Harry Gazelle,  69      Trustee                    Retired radiologist, Drs
17822 Lake Road                                        Hill and Thomas Corp.;
Lakewood, Ohio  44107                                  Trustee,  the Victory
                                                       Funds.

Stanley I.  Landgraf,       Trustee                    Retired; currently,
71                                                     Trustee, Rensselaer
41  Traditional  Lane                                  Polytechnic Institute;
Loudonville,  NY 12211                                 Director, Elenel
                                                       Corporation and
                                                       Mechanical Technology,
                                                       Inc.; Member, Board of
                                                       Overseers, School of
                                                       Management,  Rensselaer
                                                       Polytechnic  Institute;
                                                       Member,  The Fifty Group
                                                       (a Capital Region
                                                       business organization);
                                                       Trustee, the Victory
                                                       Funds.

                            Position(s) Held
                            With the Victory            Principal Occupation
Name, Address and Age       Portfolios                  During Past 5 Years
---------------------       ----------                  -------------------

Dr. Thomas F. Morrissey,    Trustee                     1995 Visiting Scholar,
63                                                      Bond  University,
Weatherhead School of                                   Queensland, Australia;
   Management                                           Professor,  Weatherhead
Case Western Reserve                                    School of Management,
   University                                           Case Western Reserve
10900 Euclid Avenue                                     University; from 1989
Cleveland, OH  44106-7235                               to 1995, Associate Dean
                                                        of Weatherhead School
                                                        of Management; from
                                                        1987 to December 1994,
                                                        Member of  the
                                                        Supervisory  Committee
                                                        of Society's Collective
                                                        Investment  Retirement
                                                        Fund; from May 1991 to
                                                        August 1994,  Trustee,
                                                        Financial Reserves Fund
                                                        and from May 1993 to
                                                        August 1994,  Trustee,
                                                        Ohio Municipal  Money
                                                        Market Fund; Trustee,
                                                        the Victory Funds.


Dr. H. Patrick Swygert, 53   Trustee                    President, Howard
Howard University                                       University; formerly
2400 6th Street, N.W.                                   President, State
Suite 320                                               University of New York
Washington, D.C. 20059                                  at Albany; formerly,
                                                        Executive  Vice
                                                        President, Temple
                                                        University; Trustee,
                                                        the Victory Funds.

The Board presently has an Investment Policy Committee and a Business, Legal, and Audit Committee. The members of the Investment Policy Committee are Messrs. Landgraf (Chairman), Morrissey and Brown, who will serve until August 1997. The function of the Investment Policy Committee is to review the existing investment policies of The Victory Portfolios, including the levels of risk and types of funds available to shareholders, and make recommendations to the Trustees regarding the revision of such policies or, if necessary, the submission of such revisions to The Victory Portfolios' shareholders for their consideration. The members of the Business, Legal and Audit Committee are Messrs. Swygert (Chairman), Campbell and Gazelle who will serve until August 1997. The function of the Business, Legal and Audit Committee is to recommend independent auditors and monitor accounting and financial matters; to nominate persons to serve as Independent Trustees and Trustees to serve on committees of the Board; and to review compliance and contract matters.

The Investment Policy Committee met four times during the 12 months ended October 31, 1996. The Business, Legal and Audit Committee met four times during the 12 month period ended October 31, 1996.

REMUNERATION OF TRUSTEES AND CERTAIN EXECUTIVE OFFICERS.


 Each Trustee (other than Leigh A. Wilson) receives an annual fee of $27,000 for serving as Trustee of all the Funds of The Victory Portfolios, and an additional per meeting fee ($2,400 in person and $1,200 per telephonic meeting). Leigh A. Wilson receives an annual fee of $33,000 for serving as President and Trustee for all of the funds of The Victory Portfolios, and an additional per meeting fee ($3,000 in person and $1,500 per telephonic meeting).

The following table indicates the compensation received by each Trustee from the Victory "Fund Complex"(1) for the 12 month period ended October 31, 1996.



                                                                      Estimated Annual         Total         Total Compensation
                                  Pension or Retirement Benefits          Benefits          Compensation        from Victory
                                   Accrued as Portfolio Expenses       Upon Retirement       from Fund      "Fund Complex" (1)

Leigh A. Wilson, Trustee.......                 -0-                         -0-               $217.73            $62,250
Robert G. Brown, Trustee.......                 -0-                         -0-                176.72             41,400
Edward P. Campbell, Trustee....                 -0-                         -0-                167.51             50,250
Harry Gazelle, Trustee.........                 -0-                         -0-                167.51             39,000
Stanley I. Landgraf, Trustee...                 -0-                         -0-                167.51             39,000
Thomas F. Morrissey, Trustee...                 -0-                         -0-                167.51             39,000
H. Patrick Swygert, Trustee....                 -0-                         -0-                157.28             36,600


(1) There are presently 33 mutual funds from which the above-named Trustees are compensated in the Victory "Fund Complex," but not all of the above-named Trustees serve on the boards of each fund in the "Fund Complex."



OFFICERS.


The officers of The Victory Portfolios, their ages, addresses and principal occupations during the past five years, are as follows:




                                                 POSITION(S) WITH THE                    PRINCIPAL OCCUPATION
NAME, AGE AND ADDRESS                             VICTORY PORTFOLIOS                     DURING PAST 5 YEARS
-------------------------------------   -------------------------------------   -------------------------------------


Leigh A. Wilson,  52                            President and Trustee                      From 1989 to present,
Glenleigh International                                                                    Chairman and Chief
Ltd.                                                                                       Executive Officer,
53 Sylvan Road North                                                                       Glenleigh International
Westport, CT  06880                                                                        Limited; from 1984 to
                                                                                           1989, Chief Executive
                                                                                           Officer, Paribas North
                                                                                           America and Paribas
                                                                                           Corporation; President
                                                                                           and Trustee of the
                                                                                           Victory Funds and the
                                                                                           KeyFunds.

                                                 POSITION(S) WITH THE                    PRINCIPAL OCCUPATION
NAME, AGE AND ADDRESS                             VICTORY PORTFOLIOS                     DURING PAST 5 YEARS
-------------------------------------   -------------------------------------   -------------------------------------


William B. Blundin,  58                          Vice President                            Senior Vice President of
BISYS Fund Services                                                                        BISYS Fund Services
125 West 55th Street                                                                       ("BISYS"); officer of
New York, New York  10019                                                                  other investment
                                                                                           companies administered by
                                                                                           BISYS Fund Services;
                                                                                           President and Chief
                                                                                           Executive Officer of
                                                                                           Vista Broker-Dealer
                                                                                           Services, Inc., Emerald
                                                                                           Asset Management, Inc.
                                                                                           and BNY Hamilton
                                                                                           Distributors, Inc.,
                                                                                           registered broker/
                                                                                           dealers.

J. David Huber,  51                              Vice President                            Executive Vice President,
BISYS Fund Services                                                                        BISYS .
3435 Stelzer Road
Columbus, OH  43219-3035

Scott A. Englehart,  34                          Secretary                                  From October 1990 to
BISYS Fund Services                                                                         present, employee of
3435 Stelzer Road                                                                           BISYS .
Columbus, OH  43219-3035

George O. Martinez,  38                          Assistant Secretary                        From March 1995 to
BISYS Fund Services                                                                         present, Senior Vice
3435 Stelzer Road                                                                           President and Director of
Columbus, OH  43219-3035                                                                    Legal and Compliance
                                                                                            Services, BISYS ; from
                                                                                            June 1989 to March 1995,
                                                                                            Vice President and
                                                                                            Associate General
                                                                                            Counsel, Alliance Capital
                                                                                            Management.

Kevin L. Martin , 36                             Treasurer                                  From  February 1996 to
BISYS Fund Services                                                                         present, employee of
3435 Stelzer Road                                                                           BISYS ; from  1994  to
Columbus, OH  43219-3035                                                                    February 1996, Senior
                                                                                            Manager, Ernst & Young.



The mailing address of each of the officers of The Victory Portfolios is 3435 Stelzer Road, Columbus, Ohio 43219-3035.

The officers of The Victory Portfolios (other than Leigh Wilson) receive no compensation directly from The Victory Portfolios for performing the duties of their offices. BISYS receives fees from The Victory Portfolios for acting as Administrator.

As of January 17, 1997, the Trustees and officers as a group owned beneficially less than 1% of the Fund.

                          ADVISORY AND OTHER CONTRACTS


INVESTMENT ADVISER .

One of the Fund's most important contracts is with its investment adviser, Key Asset Management Inc. ("KAM" or the "Adviser"), a New York corporation registered as an investment adviser with the Securities and Exchange Commission. KAM is a wholly owned subsidiary of KeyBank National Association ("KeyBank"), a wholly-owned subsidiary of KeyCorp. Effective February 28, 1997, KAM became the surviving corporation of the reorganization of four indirect investment adviser subsidiaries of KeyCorp--KeyCorp Mutual Fund Advisers, Inc. ("Key Advisers"), Society Asset Management, Inc. ("SAM"), Spears, Benzak, Salomon & Farrell, Inc. ("SBSF") and Applied Technologies, Inc. ("ATI"), each registered with the Securities and Exchange Commission as an investment adviser. Key Advisers, SAM and ATI were merged with and into SBSF, a New York corporation organized on February 22, 1972. Pursuant to the terms of the reorganization, SBSF changed its name to Key Asset Management Inc. SAM, SBSF and ATI will continue to operate under their existing names as separate divisions of KAM. Affiliates of the Adviser manage approximately $50 billion for numerous clients including large corporate and public retirement plans, Taft-Hartley plans, foundations and endowments, high net worth individuals and mutual funds.

KeyCorp, a financial services holding company, is headquartered at 127 Public Square, Cleveland, Ohio 44114. As of September 30, 1996, KeyCorp had an asset base of $65 billion, with banking offices in 26 states from Maine to Alaska, and trust and investment offices in 16 states. KeyCorp is the resulting entity of a merger in 1994 of Society Corporation, the bank holding company of which KeyBank was a wholly-owned subsidiary, and KeyCorp, the former bank holding company. KeyCorp's major business activities include providing traditional banking and associated financial services to consumer, business and commercial markets. Its non-bank subsidiaries include investment advisory, securities brokerage, insurance, bank credit card processing, and leasing companies.
KeyBank is the lead affiliate bank of KeyCorp.

The following schedule lists the advisory fees for each mutual fund that is advised by the Adviser.


         .25 OF 1% OF AVERAGE DAILY NET ASSETS
                  Victory Institutional Money Market Fund

         .35 OF 1% OF AVERAGE DAILY NET ASSETS
                  Victory Prime Obligations Fund
                  Victory U.S. Government Obligations Fund
                  Victory Tax-Free Money Market Fund

         .50 OF 1% OF AVERAGE DAILY NET ASSETS
                  Victory Ohio Municipal Money Market Fund
                  Victory Limited Term Income Fund
                  Victory Government Mortgage Fund
                  Victory Financial Reserves Fund
                  Victory Fund for Income

         .55 OF 1% OF AVERAGE DAILY NET ASSETS
                  Victory National Municipal Bond Fund
                  Victory Government Bond Fund
                  Victory New York Tax-Free Fund

         .60 OF 1% OF AVERAGE DAILY NET ASSETS
                  Victory Ohio Municipal  Bond Fund
                  Victory Stock Index Fund

         .65 OF 1% OF AVERAGE DAILY NET ASSETS
                  Victory Diversified Stock Fund

         .75 OF 1% OF AVERAGE DAILY NET ASSETS
                  Victory Intermediate Income Fund
                  Victory Investment Quality Bond Fund
                  Victory Ohio Regional Stock Fund

         1.00% OF AVERAGE DAILY NET ASSETS
                  Victory Balanced Fund
                  Victory Value Fund
                  Victory Growth Fund
                  Victory Special Value Fund
                  Victory Special Growth Fund

                   Victory Lakefront Fund (1)
                  Victory Real Estate Investment Fund


         1.10% OF AVERAGE DAILY NET ASSETS
                  Victory International Growth Fund

------------

(1) Lakefront Capital Investors, Inc. serves as sub-adviser to the Lakefront Fund. For its services as sub-adviser, KAM pays them sub-advisory fees at .50% of the Lakefront Fund's average daily net assets.


THE INVESTMENT ADVISORY  AGREEMENT.

Unless sooner terminated, the Investment Advisory Agreement between the Adviser and The Victory Portfolios on behalf of the Fund (the "Investment Advisory Agreement") provides that it will continue in effect as to the Fund for an initial two-year term and for consecutive one-year terms thereafter, provided that such continuance is approved at least annually by The Victory Portfolios' Trustees or by vote of a majority of the outstanding shares of the Fund (as defined under "Additional Information - Miscellaneous"), and, in either case, by a majority of the Trustees who are not parties to the Investment Advisory Agreement or interested persons (as defined in the 1940 Act) of any party to the Investment Advisory Agreement, by votes cast in person at a meeting called for such purpose.

The Investment Advisory Agreement is terminable as to the Fund at any time on 60 days' written notice without penalty by the Trustees, by vote of a majority of the outstanding shares of the Fund, or by the Adviser. The Investment Advisory Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act.

The Investment Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of services pursuant to the Investment Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of Key Advisers in the performance of its duties, or from reckless disregard by it of its duties and obligations thereunder.

Key Trust Company, an affiliate of Society, served as the investment adviser of the Predecessor Fund. For the period May 3, 1993 to April 30, 1994, Key Trust Company earned fees of $380,730, all of which was voluntarily waived by Key Trust Company. For the fiscal year ended April 30, 1995, Key Trust Company received fees of $608,134 before voluntary waiver of $317,598. For the fiscal period ended October 31, 1995, the Adviser earned investment advisory fees of $120,425 after fee reductions of $35,976. For the fiscal year ended October 31, 1996, the Adviser earned investment advisory fees of $85,384 after fee reductions of $65,095.

Under the Investment Advisory Agreement, the Adviser may delegate a portion of its responsibilities to a sub-adviser. In addition, the Investment Advisory Agreement provides that the Advisers may render services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser of the Fund and are under the common control of KeyCorp as long as all such persons are functioning as part of an organized group of persons, managed by authorized officers of the Adviser.


GLASS-STEAGALL ACT.

In 1971 the United States Supreme Court held in Investment Company Institute v. Camp that the federal statute commonly referred to as the Glass-Steagall Act prohibits a national bank from operating a fund for the collective investment of managing agency accounts. Subsequently, the Board of Governors of the Federal Reserve System (the "Board") issued a regulation and interpretation to the effect that the Glass-Steagall Act and such decision: (a) forbid a bank holding company registered under the Federal Bank Holding Company Act of 1956 (the "Holding Company Act") or any non-bank affiliate thereof from sponsoring, organizing, or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, but (b) do not prohibit such a holding company or affiliate from acting as investment adviser, transfer agent, and custodian to such an investment company. In 1981 the United States Supreme Court held in Board of Governors of the Federal Reserve System v. Investment Company Institute that the Board did not exceed its authority under the Holding Company Act when it adopted its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to registered closed-end investment companies. In the Board of Governors case, the Supreme Court also stated that if a national bank complied with the restrictions imposed by the Board in its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to investment companies, a national bank performing investment advisory services for an investment company would not violate the Glass-Steagall Act.


From time to time, advertisements, supplemental sales literature and information furnished to present or prospective shareholders of the Fund may include descriptions of Key Trust Company of Ohio, N.A., the Adviser including, but not limited to, (1) descriptions of the operations of Key Trust Company of Ohio, N.A., the Adviser; (2) descriptions of certain personnel and their functions; and (3) statistics and rankings related to the operations of the Trust Company of Ohio, N.A., the Adviser.


PORTFOLIO TRANSACTIONS.


Pursuant to the Investment Advisory Agreement , the Adviser determines, subject to the general supervision of the Trustees of The Victory Portfolios, and in accordance with each Fund's investment objective and restrictions, which securities are to be purchased and sold by the Fund, and which brokers are to be eligible to execute its portfolio transactions. Purchases from underwriters and/or broker-dealers of portfolio securities include a commission or concession paid by the issuer to the underwriter and/or broker-dealer and purchases from dealers serving as market makers may include the spread between the bid and asked price. While the Adviser generally seek competitive spreads or commissions, the Fund may not necessarily pay the lowest spread or commissions, available on each transaction, for reasons discussed below.

Allocation of transactions to dealers is determined by the Adviser in its best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, dealers who provide supplemental investment research to the Adviser may receive orders for transactions by The Victory Portfolios. Information so received is in addition to and not in lieu of services required to be performed by the Adviser and does not reduce the investment advisory fees payable to the Adviser by the Fund. Such information may be useful to the Adviser in serving both The Victory Portfolios and other clients and, conversely, such supplemental research information obtained by the placement of orders on behalf of other clients may be useful to the Adviser in carrying out its obligations to The Victory
Portfolios. In the future, the Trustees may also authorize the allocation of brokerage to affiliated broker-dealers on an agency basis to effect portfolio transactions. In such event, the Trustees will adopt procedures incorporating the standards of Rule 17e-1 of the 1940 Act, which require that the commission paid to affiliated broker-dealers must be reasonable and fair compared to the commission, fee or other remuneration received, or to be received, by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. At times, the Fund may also purchase portfolio securities directly from dealers acting as principals, underwriters or market makers. As these transactions are usually conducted on a net basis, no brokerage commissions are paid by the Fund.

The Victory Portfolios will not execute portfolio transactions through, acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with the Adviser, Key Trust Company of Ohio, N.A. ("Key Trust") or their affiliates or BISYS or its affiliates, and will not give preference to Key Trust Company of Ohio, N.A.'s correspondent banks or affiliates, or BISYS with respect to such transactions, securities, savings deposits, repurchase agreements, and reverse repurchase agreements.

Investment decisions for the Fund are made independently from those made for the other funds of The Victory Portfolios or any other investment company or account managed by the Adviser. Such other funds, investment companies or accounts may also invest in the securities in which the Fund invests. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another fund, investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which the Adviser believes to be equitable to the Fund and such other fund, investment company or account. In some instances, this investment procedure may affect the price paid or received by the Fund or the size of the position obtained by the Fund in an adverse manner relative to the result that would have been obtained if only the Fund had participated in or been allocated such trades. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for the other funds of The Victory Portfolios or for other investment companies or accounts in order to obtain best execution. In making investment recommendations for The Victory Portfolios, the Adviser will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Fund is a customer of the Adviser, its parents or subsidiaries or affiliates and, in dealing with their commercial customers, the
 Adviser, its parents, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by The Victory Portfolios.

In the year ended April 30, 1995, the fiscal period ended October 31, 1995 and the fiscal year ended October 31, 1996, the Fund paid $0, $0 and $0, respectively, in brokerage commissions.

 PORTFOLIO TURNOVER.

 The turnover rate stated in the Prospectus for the Fund's investment portfolio is calculated by dividing the lesser of the Fund's purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities whose maturities, at the time of acquisition, were one year or less. In the fiscal year ended October 31, 1996, the six months ended October 31, 1995 and the year ended April 30, 1995, the Fund's portfolio turnover rates were 378%, 69% and 127%, respectively.

ADMINISTRATOR.

BISYS  serves  as  administrator   (the   "Administrator")   to  the  Fund.  The
Administrator assists in supervising all operations of the Fund (other than those performed by the Adviser under the Investment Advisory Agreement ).

BISYS receives a fee from the Fund for its services as Administrator and expenses assumed pursuant to the Administration Agreements, calculated daily and paid monthly, at the annual rate of fifteen one hundredths of one percent (.15%) of the Fund's average daily net assets. BISYS may periodically waive all or a portion of its fee with respect to the Fund in order to increase the net income of the Fund.


Unless sooner terminated, the Administration Agreement will continue in effect as to the Fund for a period of two years, and for consecutive one-year terms thereafter, provided that such continuance is ratified at least annually by the Trustees or by vote of a majority of the outstanding shares of the Fund, and in either case by a majority of the Trustees who are not parties to the Administration Agreement or interested persons (as defined in the 1940 Act) of any party to the Administration Agreement, by votes cast in person at a meeting called for such purpose.


The Administration Agreement provides that BISYS shall not be liable for any error of judgment or mistake of law or any loss suffered by The Victory Portfolios in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith, or negligence in the performance of its duties, or from the reckless disregard by it of its obligations and duties thereunder.

Under the Administration Agreement, BISYS assists in the Fund's administration and operation, including providing statistical and research data, clerical services, internal compliance and various other administrative services, including among other responsibilities, forwarding certain purchase and redemption requests to the Transfer Agent, participation in the updating of the prospectus, coordinating the preparation, filing, printing and dissemination of reports to shareholders, coordinating the preparation of income tax returns, arranging for the maintenance of books and records and providing the office facilities necessary to carry out the duties thereunder. Under the Administration Agreement, BISYS may delegate all or any part of its responsibilities thereunder. Until July 1, 1994 Fidelity Distributors Corporation, 82 Devonshire Street, Boston, Massachusetts 02109, was the
Administrator and Distributor to the Predecessor Fund under separate Administration and General Distribution Agreements. For the period May 3, 1993 to April 30, 1994, Fidelity Distributors Corporation earned $103,835 from the Predecessor Fund for services rendered to the Victory Funds pursuant to the Administration Agreement. During the same period, Fidelity Distributors Corporation voluntarily reimbursed $17,404 in fees and expenses to the Predecessor Fund. For the fiscal year ended April 30, 1995, the Fund paid $165,855 in administration fees of which Fidelity Distributors Corporation earned $30,762 and Concord Holding Corp. ("CHC") (the predecessor of BISYS) earned $135,093. During the same period, fees and expenses of $0 were reimbursed to the Fund. In the fiscal period ended October 31, 1995 and the fiscal year ended October 31, 1996, the Administrator earned aggregate administration fees of $39,816 and $41,078 after fee reductions of $2,839 and $0, respectively.


DISTRIBUTOR.


BISYS  Fund  Services  serves  as  distributor  (the   "Distributor")  for  the
continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and The Victory Portfolios. Unless otherwise terminated, the Distribution Agreement will remain in effect with respect to the Fund for two years, and thereafter for consecutive one-year terms, provided that it is approved at least annually (1) by the Trustees or by the vote of a majority of the outstanding shares of the Fund, and (2) by the vote of a majority of the Trustees of The Victory Portfolios who are not parties to the Distribution Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate in the event of its assignment, as defined under the 1940 Act. For The Victory Portfolios' fiscal period ended October 31, 1994 Winsbury earned $212,021, in underwriting commissions, and retained $15; for the fiscal period ended October 31, 1995 and the fiscal year ended October 31, 1996, the Distributor earned $721,000 and $719,000 in underwriting commissions, and retained $107,000 and 42,000, respectively.


TRANSFER AGENT.


State Street Bank and Trust Company ("State Street") serves as transfer agent for the Fund. Boston Financial Data Services, Inc. ("BFDS") serves as dividend disbursing agent and shareholder servicing agent for the Fund, pursuant to a Transfer Agency and Service Agreement. Under its agreement with The Victory Portfolios, State Street has agreed (1) to issue and redeem shares of The Victory Portfolios; (2) to address and mail all communications by The Victory Portfolios to its shareholders, including reports to shareholders, dividend and distribution notices, and proxy material for its meetings of shareholders; (3) to respond to correspondence or inquiries by shareholders and others relating to its duties; (4) to maintain shareholder accounts and certain sub-accounts; and
(5) to make periodic reports to the Trustees concerning The Victory Portfolios' operations.
SHAREHOLDER SERVICING PLAN.

Payments made under the Shareholder Servicing Plan to Shareholder Servicing Agents (which may include affiliates of the Adviser) are for administrative support services to customers who may from time to time beneficially own shares, which services may include: (1) aggregating and processing purchase and redemption requests for shares from customers and transmitting promptly net purchase and redemption orders to our distributor or transfer agent; (2) providing customers with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions; (3) processing dividend and distribution payments on behalf of customers; (4) providing information periodically to customers showing their positions in shares; (5) arranging for bank wires; (6) responding to customer inquiries; (7) providing subaccounting with respect to shares beneficially owned by customers or providing the information to the Fund as necessary for subaccounting; (8) if required by law, forwarding shareholder communications from us (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to customers; (9) forwarding to customers proxy statements and proxies containing any proposals regarding this Plan; and (10) providing such other similar services as we may reasonably request to the extent you are permitted to do so under applicable statutes, rules or regulations.


CLASS A SHARES DISTRIBUTION PLAN.


The Victory Portfolios, on behalf of the Class A shares of the Fund, has adopted a Distribution and Service Plan ("Plan") for the Fund under Rule 12b-1 under the Investment Company Act of 1940 (the "1940 Act"). No separate payments are authorized to be made by the Fund under the Plan. Rather, the Plan recognizes that the Adviser or the Distributor may use of its fee revenues, or other resources to pay expenses associated with activities primarily intended to result in the sale of the shares of the Fund. The Plan also provides that the Adviser or the Distributor may make payments from these sources to third parties, including affiliates, such as banks or broker-dealers, that engage in the sale of the shares of a Fund. See "Investment Adviser" with respect to certain prohibitions under the Glass-Steagall Act.

The Plan specifically recognizes that the Adviser or the Distributor, directly or through an affiliate, may use its fee revenue, past profits, or other resources, without limitation, to pay promotional and administrative expenses in connection with the offer and sale of shares of the Funds. In addition, the Plan provides that the Adviser and the Distributor may use their respective resources, including fee revenues, to make payments to third parties that provide assistance in selling the Funds' shares, or to third parties, including banks, that render shareholder support services.


CLASS B SHARES DISTRIBUTION PLAN.

The Victory Portfolios has adopted a Distribution Plan for Class B shares of the Fund under Rule 12b-1 of the 1940 Act.


The Distribution Plan adopted by the Trustees with respect to the Class B shares of the Fund provides that the Fund will pay the Distributor a distribution fee under the Plan at the annual rate of 0.75% of the average daily net assets of the Fund attributable to the Class B shares. The distribution fees may be used by the Distributor for: (a) costs of printing and distributing the Fund's prospectus, statement of additional information and reports to prospective investors in the Fund; (b) costs involved in preparing, printing and distributing sales literature pertaining to the Fund; (c) an allocation of overhead and other branch office distribution-related expenses of the Distributor; (d) payments to persons who provide support services in connection with the distribution of the Fund's Class B shares, including but not limited to, office space and equipment, telephone facilities, answering routine inquiries regarding the Fund, processing shareholder transactions and providing any other shareholder services not otherwise provided by The Victory Portfolios' transfer agent; (e) accruals for interest on the amount of the foregoing expenses that exceed the distribution fee and the CDSCs received by the Distributor; and (f) any other expense primarily intended to result in the sale of the Fund's Class B shares, including, without limitation, payments to salesmen and selling dealers at the time of the sale of Class B shares, if applicable, and continuing fees to each such salesmen and selling dealers, which fee shall begin to accrue immediately after the sale of such shares.


The amount of the Distribution Fees payable by any Fund under the Distribution Plan is not related directly to expenses incurred by the Distributor and the Distribution Plan does not obligate the Fund to reimburse the Distributor for such expenses. The Distribution Fees set forth in the Distribution Plan will be paid by the Fund to the Distributor unless and until the Plan is terminated or not renewed with respect to the Fund; any distribution or service expenses incurred by the Distributor on behalf of the Fund in excess of payments of the Distribution Fees specified above which the Distributor has accrued through the termination date are the sole responsibility and liability of the Distributor and not an obligation of the Fund.

The Distribution Plan for the Class B shares specifically recognizes that either the Adviser or the Distributor, directly or through an affiliate, may use its fee revenue, past profits, or other resources, without limitation, to pay promotional and administrative expenses in connection with the offer and sale of shares of the Fund. In addition, the Plan provides that the Adviser and the Distributor may use its respective resources, including fee revenues, to make payments to third parties that provide assistance in selling the Fund's Class B shares, or to third parties, including banks, that render shareholder support services.


The Distribution Plan was approved by the Trustees, including the Independent Trustees, at a meeting called for that purpose. As required by Rule 12b-1, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan prior to its approval, and have determined that there is a reasonable likelihood that the Plan will benefit the Fund and its Class B shareholders. To the extent that the Plan gives the Adviser or the Distributor greater flexibility in connection with the distribution of Class B shares of the Fund, additional sales of the Fund's Class B shares may result. Additionally, certain Class B shareholder support services may be provided more effectively under the Plan by local entities with whom shareholders have other relationships.

FUND ACCOUNTANT.


BISYS Fund Services Ohio, Inc. serves as fund accountant for the Fund pursuant to a fund accounting agreement with The Victory Portfolios dated May 31, 1995 (the "Fund Accounting Agreement"). As fund accountant for The Victory Portfolios, BISYS , Inc. ("BISYS, Inc.") calculates the Fund's net asset value, the dividend and capital gain distribution, if any, and the yield. BISYS , Inc. also provides a current security position report, a summary report of transactions and pending maturities, a current cash position report, and maintains the general ledger accounting records for the Fund. Under the Fund Accounting Agreement, BISYS , Inc. is entitled to receive annual fees of .03% of the first $100 million of the Fund's daily average net assets, .02% of the next $100 million of the Fund's daily average net assets, and .01% of the Fund's remaining daily average net assets. These annual fees are subject to a minimum monthly assets charge of $2,500 per taxable fund, and does not include out-of-pocket expenses or multiple class charges of $833 per month assessed for each class of shares after the first class. For the period ended April 30, 1994 and the fiscal year ended April 30, 1995, the Fund paid fees of $40,881 and $41,053, respectively. For the period ended October 31, 1995 and the fiscal year ended October 31, 1996 , the Fund Accountant earned fund accounting fees of $29,165 and $33, 184.


CUSTODIAN.


Cash and securities owned by the Fund are held by Key Trust Company of Ohio, N.A. as custodian. Key Trust Company of Ohio, N.A. serves as custodian to the Fund pursuant to a Custodian Agreement dated May 24, 1995. Under this Agreement, Key Trust Company of Ohio, N.A. (1) maintains a separate account or accounts in the name of the Fund; (2) makes receipts and disbursements of money on behalf of the Fund; (3) collects and receives all income and other payments and distributions on account of portfolio securities; (4) responds to correspondence from security brokers and others relating to its duties; and (5) makes periodic reports to the Trustees concerning The Victory Portfolios' operations. Key Trust Company of Ohio, N.A. may, with the approval of The Victory Portfolios and at the custodian's own expense, open and maintain a sub-custody account or accounts on behalf of the Fund, provided that Key Trust Company of Ohio, N.A. shall remain liable for the performance of all of its duties under the Custodian Agreement.


INDEPENDENT ACCOUNTANTS.


The audited financial statements of The Victory Portfolios for the fiscal year and October 31, 1996 are incorporated by reference herein. The audited financial statements for the fiscal year ended October 31, 1996 have been audited by Coopers and Lybrand, L.L.P. as set forth in their report incorporated by reference herein, and are included in reliance upon such report and on the authority of such firm as experts in auditing and accounting. Coopers & Lybrand L.L.P. serves as The Victory Portfolios' auditors. Coopers & Lybrand L.L.P.'s address is 100 East Broad Street, Columbus, Ohio 43215.


LEGAL COUNSEL.


Kramer, Levin, Naftalis & Frankel, 919 Third Avenue, New York, New York 10022 is the counsel to The Victory Portfolios.


EXPENSES.

The Fund bears the following expenses relating to its operations: taxes, interest, brokerage fees and commissions, fees of the Trustees, Commission fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to current shareholders, outside auditing and legal expenses, advisory and administration fees, fees and out-of-pocket expenses of the custodian and transfer agent, certain insurance premiums, costs of maintenance of the fund's existence, costs of shareholders' reports and meetings, and any extraordinary expenses incurred in the Fund's operation.

If total expenses borne by the Fund in any fiscal year exceeds expense limitations imposed by applicable state securities regulations, the Adviser or the Administrator will waive its fees to the extent such excess expenses exceed such expense limitation in proportion to its respective fees. As of the date of this Statement of Additional Information, the most restrictive expense limitation applicable to the Fund limits its aggregate annual expenses, including management and advisory fees but excluding interest, taxes, brokerage commissions, and certain other expenses, to 2.5% of the first $30 million of its average net assets, 2.0% of the next $70 million of its average net assets, and 1.5% of its remaining average net assets. Any expenses to be borne by Key Adviser or the Administrator will be estimated daily and reconciled and paid on a monthly basis. Fees imposed upon customer accounts by the Adviser, Key Trust Company of Ohio, N.A. or its correspondents, affiliated banks and other non-bank affiliates for cash management services are not fund expenses for purposes of any such expense limitation.



                             ADDITIONAL INFORMATION

DESCRIPTION OF SHARES.


The Victory Portfolios (sometimes referred to as the "Trust") is a Delaware business trust. The Delaware Trust Instrument and Declaration of Trust authorize the Trustees to issue an unlimited number of shares, which are units of beneficial interest, without par value. The Victory Portfolios presently has twenty- six series of shares, which represent interests in the U.S. Government Obligations Fund, the Prime Obligations Fund, the Tax-Free Money Market Fund, the Balanced Fund, the Stock Index Fund, the Value Fund, the Diversified Stock Fund, the Growth Fund, the Special Value Fund, the Special Growth Fund, the Ohio Regional Stock Fund, the International Growth Fund, the Limited Term Income Fund, the Government Mortgage Fund, the Ohio Municipal Bond Fund, the Intermediate Income Fund, the Investment Quality Bond Fund, the Government Bond Fund, the Fund for Income, the National Municipal Bond Fund, the New York Tax-Free Fund, the Institutional Money Market Fund, the Financial Reserves Fund , the Ohio Municipal Money Market Fund, the Lakefront Fund, and the Real Estate Investment Fund, respectively. The Victory Portfolios' Trust Instrument authorizes the Trustees to divide or redivide any unissued shares of The Victory Portfolios into one or more additional series by setting or changing in any one or more aspects their respective preferences, conversion or other rights, voting power, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption.

Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Trustees may grant in their discretion. When issued for payment as described in the Prospectus and this Statement of Additional Information, The Victory Portfolios' shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of The Victory Portfolios, shares of a fund are entitled to receive the assets available for distribution belonging to the fund, and a proportionate distribution, based upon the relative asset values of the respective funds of The Victory Portfolios, of any general assets not belonging to any particular fund which are available for distribution.

As of January 17, 1997, the Fund believes that Key Trust of Cleveland was shareholder of record of 91.9% of the outstanding Class A shares of the Fund, but did not hold such shares beneficially.

The following shareholders beneficially owned 5% or more of the outstanding Class B shares of the Fund as of January 17, 1997:

                         Number of Shares Outstanding   % of Shares Outstanding
                         ----------------------------   -----------------------

JC Rhodes                          26,179.997                     16.6%
c/o Indiana Masonic
Home
690 State Street
Franklin, IN  46131

Jessica Lattimore TTEE             16,739.364                     10.6%
Jennifer Lattimore TR
152 Rear Brunswick Rd
Troy, NY  12180




Shares of The Victory Portfolios are entitled to one vote per share (with proportional voting for fractional shares) on such matters as shareholders are entitled to vote. Shareholders vote as a single class on all matters except (1) when required by the 1940 Act, shares shall be voted by individual series, and
(2) when the Trustees have determined that the matter affects only the interests of one or more series, then only shareholders of such series shall be entitled to vote thereon. There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees have been elected by the shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. In addition, Trustees may be removed from office by a vote of the holders of at least two-thirds of the outstanding shares of The Victory Portfolios. A meeting shall be held for such purpose upon the written request of the holders of not less than 10% of the outstanding shares. Upon written request by ten or more shareholders meeting the qualifications of Section 16(c) of the 1940 Act, (i.e., persons who have been shareholders for at least six months, and who hold shares having a net asset value of at least $25,000 or constituting 1% of the outstanding shares) stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, The Victory Portfolios will provide a list of shareholders or disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the Trustees shall continue to hold office and may appoint their successors.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as The Victory Portfolios shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each fund of The Victory Portfolios affected by the matter. For purposes of determining whether the approval of a majority of the outstanding shares of a fund will be required in connection with a matter, a fund will be deemed to be affected by a matter unless it is clear that the interests of each fund in the matter are identical, or that the matter does not affect any interest of the fund. Under Rule 18f-2, the approval of an investment advisory agreement or any change in investment policy would be effectively acted upon with respect to a fund only if approved by a majority of the outstanding shares of such fund. However, Rule 18f-2 also provides that the ratification of independent public accountants, the approval of principal underwriting contracts, and the election of Trustees may be effectively acted upon by shareholders of all of The Victory Portfolios voting without regard to series.


SHAREHOLDER AND TRUSTEE LIABILITY.


The Victory Portfolios is organized as a Delaware business trust. The Delaware Business Trust Act provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of personal liability extended to shareholders of Delaware corporations and the Delaware Trust Instrument provides that shareholders of The Victory Portfolios shall not be liable for the obligations of The Victory Portfolios. The Delaware Trust Instrument also provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder. The Delaware Trust Instrument also provides that The Victory Portfolios shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of The Victory Portfolios, and shall satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered to be extremely remote.

The Delaware Trust Instrument states further that no Trustee, officer, or agent of The Victory Portfolios shall be personally liable in connection with the administration or preservation of the assets of the funds or the conduct of The Victory Portfolios' business; nor shall any Trustee, officer, or agent be personally liable to any person for any action or failure to act except for his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties. The Declaration of Trust also provides that all persons having any claim against the Trustees or The Victory Portfolios shall look solely to the assets of The Victory Portfolios for payment.


MISCELLANEOUS.


As used in the Prospectus and in this Statement of Additional Information, "assets belonging to a fund" (or "assets belonging to the Fund") means the consideration received by The Victory Portfolios upon the issuance or sale of shares of a fund (or the Fund), together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments, and any funds or payments derived from any reinvestment of such proceeds and any general assets of The Victory Portfolios, which general liabilities and expenses are not readily identified as belonging to a particular fund (or the Fund) that are allocated to that fund (or the Fund) by the Trustees. The Trustees may allocate such general assets in any manner they deem fair and equitable. It is anticipated that the factor that will be used by the Trustees in making allocations of general assets to a particular fund of The Victory Portfolios will be the relative net asset value of each respective fund at the time of allocation. Assets belonging to a particular fund are charged with the direct liabilities and expenses in respect of that fund, and with a share of the general liabilities and expenses of each of the funds not readily identified as belonging to a particular fund, which are allocated to each fund in accordance with its proportionate share of the net asset values of The Victory Portfolios at the time of allocation. The timing of allocations of general assets and general liabilities and expenses of The Victory Portfolios to a particular fund will be determined by the Trustees and will be in accordance with generally accepted accounting principles. Determinations by the Trustees as to the timing of the allocation of general liabilities and expenses and as to the timing and allocable portion of any general assets with respect to a particular fund are conclusive.

As used in the Prospectus and in this Statement of Additional Information, a "vote of a majority of the outstanding shares" of the Fund means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at a meeting at which the holders of more than 50% of the outstanding shares of The Victory Portfolios or such fund are represented in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund.

The Victory Portfolios is registered with the Commission as an open-end management investment company. Such registration does not involve supervision by the Commission of the management or policies of The Victory Portfolios.


The Prospectus and this Statement of Additional Information omit certain of the information contained in the Registration Statement filed with the Commission. Copies of such information may be obtained from the Commission upon payment of the prescribed fee.

THE PROSPECTUS AND THIS STATEMENT OF ADDITIONAL INFORMATION ARE NOT AN OFFERING OF THE SECURITIES HEREIN DESCRIBED IN ANY STATE IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO SALESMAN, DEALER, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATION OTHER THAN THOSE CONTAINED IN THE PROSPECTUS AND THIS STATEMENT OF ADDITIONAL INFORMATION.

APPENDIX
DESCRIPTION OF SECURITY RATINGS.


The nationally recognized statistical rating organizations (individually, an "NRSRO") that may be utilized by Key Adviser with regard to portfolio investments for the Funds include Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P"), Duff & Phelps, Inc. ("Duff"), Fitch Investors Service, Inc. ("Fitch"), IBCA Limited and its affiliate, IBCA Inc. (collectively, "IBCA"), and Thomson BankWatch, Inc. ("Thomson"). Set forth below is a description of the relevant ratings of each such NRSRO. The NRSROs that may be utilized by Key Adviser and the description of each NRSRO's ratings is as of the date of this Statement of Additional Information, and may subsequently change.


LONG-TERM DEBT RATINGS (may be assigned, for example, to corporate and municipal bonds).


Description of the five highest long-term debt ratings by Moody's (Moody's applies numerical modifiers (e.g., 1, 2, and 3) in each rating category to indicate the security's ranking within the category):

Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.


Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba. Bonds which are rated Ba are judged to have speculative elements - their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes bonds in this class.

Description of the five highest long-term debt ratings by S&P (S&P may apply a plus (+) or minus (-) to a particular rating classification to show relative standing within that classification):

AAA. Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB. Debt rated BB is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

Description of the three highest long-term debt ratings by Duff:

AAA. Highest credit quality. The risk factors are negligible being only slightly more than for risk-free U.S. Treasury debt.

AA+, AA, AA-. High credit quality Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A+. Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

Description of the three highest long-term debt ratings by Fitch (plus or minus signs are used with a rating symbol to indicate the relative position of the credit within the rating category):

AAA. Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.


AA. Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issues is generally rated "[-]+."

A. Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

IBCA's description of its three highest long-term debt ratings:


AAA. Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.

AA. Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic, or financial conditions may increase investment risk albeit not very significantly.

A. Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

SHORT-TERM DEBT RATINGS (may be assigned, for example, to commercial paper, master demand notes, bank instruments, and letters of credit).


 Moody's description of its three highest short-term debt ratings:


Prime-1. Issuers rated Prime-1 (or supporting institutions) have a superior capacity for repayment of senior short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by many of the following characteristics:

-    Leading market positions in well-established industries.

-    High rates of return on funds employed.

- Conservative capitalization structures with moderate reliance on debt and ample asset protection.

- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

- Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2. Issuers rated Prime-2 (or supporting institutions) have a strong capacity for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3. Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.


S&P's description of its three highest short-term debt ratings:


A-1. This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to have extremely strong safety characteristics are denoted with a plus sign (+).


A-2. Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."


A-3. Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.


 Duff's description of its five highest short-term debt ratings (Duff incorporates gradations of "1+" (one plus) and "1-" (one minus) to assist investors in recognizing quality differences within the highest rating category):


Duff 1+. Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

Duff 1. Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

Duff 1-. High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

Duff 2. Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

Duff 3. Satisfactory liquidity and other protection factors qualify issue as to investment grade.

Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.


Fitch's description of its four highest short-term debt ratings:


F-1+. Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1. Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2. Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ or F-1 ratings.

F-3. Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.


IBCA's description of its three highest short-term debt ratings:


A+.  Obligations supported by the highest capacity for timely repayment.

A1. Obligations supported by a very strong capacity for timely repayment.

A2. Obligations supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

SHORT-TERM LOAN/MUNICIPAL NOTE RATINGS


Moody's description of its two highest short-term loan/municipal note ratings:


MIG-1/VMIG-1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG-2/VMIG-2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.


S&P's description of its two highest municipal note ratings:


SP-1. Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2.  Satisfactory capacity to pay principal and interest.

SHORT-TERM DEBT RATINGS


Thomson BankWatch, Inc. ("TBW") ratings are based upon a qualitative and quantitative analysis of all segments of the organization including, where applicable, holding company and operating subsidiaries.

BankWatch Ratings do not constitute a recommendation to buy or sell securities of any of these companies. Further, BankWatch does not suggest specific investment criteria for individual clients.

The TBW Short-Term Ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned.

The TBW Short-Term Ratings apply only to unsecured instruments that have a maturity of one year or less. The TBW Short-Term Ratings specifically assess the likelihood of an untimely payment of principal or interest.

TBW-1. The highest category; indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.


TBW-2. The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."


TBW-3. The lowest investment grade category; indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

TBW-4. The lowest rating category; this rating is regarded as non-investment grade and therefore speculative.

DEFINITIONS OF CERTAIN MONEY MARKET INSTRUMENTS

Commercial Paper

Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return.

Certificates of Deposit

Certificates of Deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.


Bankers' Acceptances

Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity.


U.S. Treasury Obligations

U.S. Treasury Obligations are obligations issued or guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Government. These obligations may include Treasury bills, notes and bonds, and issues of agencies and instrumentalities of the U.S. Government, provided such obligations are guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Government.

U.S. Government Agency and Instrumentality Obligations

Obligations issued by agencies and instrumentalities of the U.S. Government include such agencies and instrumentalities as the Government National Mortgage Association, the Export-Import Bank of the United States, the Tennessee Valley Authority, the Farmers Home Administration, the Federal Home Loan Banks, the Federal Intermediate Credit Banks, the Federal Farm Credit Banks, the Federal

Land Banks, the Federal Housing Administration, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, and the Student Loan Marketing Association. Some of these obligations, such as those of the Government National Mortgage Association are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. A Fund will invest in the obligations of such instrumentalities only when the investment adviser believes that the credit risk with respect to the instrumentality is minimal.

THE VICTORY PORTFOLIOS



                             Registration Statement
                                       of
                             THE VICTORY PORTFOLIOS
                                       on
                                    Form N-1A


PART C.    OTHER INFORMATION

Item 24.   Financial Statements and Exhibits

     (a)   Financial Statements:

           Included in Part A:

           --     Condensed Financial Information.

           Included in Part B:


           -- Audited financial reports for the period ended October 31, 1996 are incorporated by reference in Part B and filed herewith as Exhibit 99.B12.


     (b)   Exhibits:

EX-99.B1   (a)  Delaware  Trust  Instrument  dated  December  6,  1995 is incorporated herein by reference to Exhibit 99B.1(a) to Post-Effective Amendment No. 26 to the Registrant's Registration Statement on Form N-1A filed on December 28, 1995.

EX-99.B2   By-Laws adopted December 6, 1995 are incorporated herein by reference
           to  Exhibit  99.B2  to   Post-Effective   Amendment  No.  26  to  the
           Registrant's Registration Statement
           on Form N-1A filed on December 28, 1995.

EX-99.B3   None.

EX-99.B4   None.

EX-99.B5  (a)  Investment  Advisory  Agreement  dated  as of  January  1,  1996, between the Registrant and KeyCorp Mutual Fund Advisers, Inc. is incorporated herein by reference to Exhibit 99.B5(a) to Post-Effective Amendment No. 27 to the Registrant's Registration Statement on Form N-1A filed on January 31, 1996.

          (b) Investment Sub-Advisory Agreement between KeyCorp Mutual Fund Advisers, Inc. and Society Asset Management, Inc. dated as of January 1, 1996, is incorporated herein by reference to Exhibit 99.B5(b) to Post-Effective Amendment No. 27 to the Registrant's Registration Statement on Form N-1A filed on January 31, 1996.

THE VICTORY PORTFOLIOS




EX-99.B5  (c)  Form of Investment  Advisory Agreement between the Registrant and
               Key Asset Management Inc. regarding Lakefront Fund and Real Estate Investment Fund is filed herewith.

          (d)  Form of Investment  Sub-Advisory Agreement between KeyCorp Mutual
               Fund  Advisers,  Inc.  and  Lakefront  Capital  Investors,   Inc.
               regarding the Lakefront Fund is filed herewith.

EX-99.B6  (a)  Distribution  Agreement dated June 1, 1996 between the Registrant and BISYS  Fund  Services  Limited  Partnership  is  incorporated herein by reference to Exhibit 99.B6(a) to Post-Effective Amendment No. 30 to the Registrant's Registration Statement on Form N-1A filed on July 30, 1996.



          (b) Form of Broker-Dealer Agreement is incorporated herein by reference to Exhibit 99.B6(b) to Post-Effective Amendment No. 27 to the Registrant's Registration Statement on Form N-1A filed on January 31, 1996.

EX-99.B7   None.

EX-99.B8  (a)  Amended and Restated Mutual Fund Custody  Agreement dated May 24,
               1995 by and between the Registrant and Key Trust Custody of Ohio, N.A. is incorporated herein by reference to Exhibit 8(a) to Post-Effective Amendment No. 22 to the Registrant's Registration Statement on Form N-1A filed on August 28, 1995.



          (b) Institutional Custody and Clearance Agreement dated October 30, 1995 by and between The Bank of New York and Key Services Corporation is incorporated herein by reference to Exhibit 99.B8(b) to Post-Effective Amendment No. 27 to the Registrant's Registration Statement on Form N-1A filed on January 31, 1996.


          (c) Custody Agreement dated May 31, 1996 between Morgan Stanley Trust Company and Key Trust Company of Ohio is incorporated herein by reference to Exhibit 99.B8(c) to Post-Effective Amendment No. 30 to the Registrant's Registration Statement on Form N-1A filed on July 30, 1996.

EX-99.B9  (a)  Administration   Agreement   dated  June  1,  1996   between  the
               Registrant  and  BISYS  Fund  Services  Limited   Partnership  is
               incorporated   herein  by  reference   to  Exhibit   99.B9(a)  to
               Post-Effective Amendment No. 30 to the Registrant's  Registration
               Statement on Form N-1A filed on July 30, 1996.

          (b) Transfer Agency and Service Agreement dated July 12, 1996 between the Registrant and State Street Bank and Trust Company is incorporated herein by reference to Exhibit 99.B9(b) to Post-Effective Amendment No. 30 to the Registrant's Registration Statement on Form N-1A filed on July 30, 1996.

THE VICTORY PORTFOLIOS



          (c) Fund Accounting Agreement dated May 31, 1995 between the Registrant and BISYS Fund Services Ohio, Inc., and Schedule A thereto, are incorporated herein by reference to Exhibit 9(d) to Post-Effective Amendment No. 22 to the Registrant's Registration Statement on Form N-1A filed on August 28, 1995.


          (d)  Shareholder  Servicing  Plan  dated  June 5, 1995 with an amended
               Schedule I dated March 1, 1997 is filed herewith.


          (e) Form of Shareholder Servicing Agreement is incorporated herein by reference to Exhibit 99.B8(e) to Post-Effective Amendment No. 26 to the Registrant's Registration Statement on Form N-1A filed on December 28, 1995.


          (f) Business Management Agreement dated January 1, 1996 between KeyCorp Mutual Fund Advisers, Inc. and Society Asset Management, Inc. is incorporated herein by reference to Exhibit 99.B9(f) to Post-Effective Amendment No. 30 to the Registrant's Registration Statement on Form N-1A filed on July 30, 1996.

EX-99.B10 (a)  Opinion of Counsel was filed with  Registrant's Rule 24f-2 Notice in respect of the period ending October 31, 1996, submitted on December 23, 1996.




EX-99.B11 (a) Consent of Kramer, Levin, Naftalis & Frankel is filed herewith.

          (b)  Consent of Coopers & Lybrand L.L.P. is filed herewith.


EX-99.B12  Audited  financial  reports for the period ended  October 31, 1996 arefiled herewith.




EX-99.B13 (a)  Purchase   Agreement   dated   November   12,  1986  between
               Registrant  and  Physicians  Insurance  Company  of  Ohio is
               incorporated   herein  by   reference   to   Exhibit  13  to
               Pre-Effective   Amendment   No.   1  to   the   Registrant's
               Registration  Statement  on Form N-1A filed on November  13,
               1986.

          (b) Purchase Agreement dated October 15, 1989 is incorporated herein by reference to Exhibit 13(b) to Post-Effective Amendment No. 7 to the Registrant's Registration Statement on Form N-1A filed on December 1, 1989.

          (c) Purchase Agreement is incorporated herein by reference to Exhibit 13(c) to Post-Effective Amendment No. 7 to the Registrant's Registration Statement on Form N-1A filed on December 1, 1989.

EX-99.B14  None.

THE VICTORY PORTFOLIOS




EX-99.B15 (a)  Distribution  and  Service  Plan  dated June 5, 1995 for The
               Victory Portfolios Class A Shares of Government Bond Fund, National Municipal Bond Fund, New York Tax-Free Fund, Fund for Income, Financial Reserves Fund, Institutional Money Market Fund , Ohio Municipal Money Market Fund Lakefront Fund and Real Estate Investment Fund with amended Schedule I dated March 1, 1997 is filed herewith.



          (b) Distribution Plan dated June 5, 1995 for Class B Shares of National Municipal Bond Fund, Government Bond Fund and New York Tax-Free Fund and adopted December 6, 1995 for Class B Shares of Balanced Fund, Diversified Stock Fund, International Growth Fund, Ohio Regional Stock Fund, Special Value Fund, Institutional Money Market Fund and U.S. Government Obligations Fund is incorporated by reference to Exhibit 99.B15(b) to Post-Effective Amendment No. 22 to the Registrant's Registration Statement on Form N-1A filed on August 28, 1995, and the updated schedule thereto dated December 6, 1995 is incorporated by reference to Exhibit 99B(b) to Post-Effective Amendment No. 27 to the Registrant's Registration Statement on Form N-1A filed on January 31, 1996.

EX-99.B16 (a)  Forms  of   computation   of   performance   quotation   are
               incorporated   herein  by   reference   to   Exhibit  16  to
               Post-Effective   Amendment   No.  19  to  the   Registrant's
               Registration  Statement  on Form N-1A filed on December  23,
               1994.




          (b) Forms of computation of performance quotation for the Balanced Fund, Diversified Stock Fund, International Growth Fund, Ohio Regional Stock Fund and Special Value Fund are incorporated herein by reference to Exhibit 99.B16(b) to Post-Effective Amendment No. 30 to the Registrant's Registration Statement on Form N-1A filed on July 30, 1996.

EX-99.B17      Financial  Data  Schedules  for the period ended  October 31,
               1996 are filed herewith as Exhibit 27.



EX-99.B18 (a)  Rule 18f-3  Multi-Class  Plan adopted  effective  June 5, 1995 is incorporated by reference to Exhibit 17 to Post-Effective Amendment No. 22 to the Registrant's Registration Statement on Form N-1A filed on August 28, 1995.



          (b) Amended and Restated Rule 18f-3 Multi-Class Plan effective as of December 6, 1995 is incorporated herein by reference to Exhibit 99.B18(b) to Post-Effective Amendment No. 26 to the Registrant's Registration Statement on Form N-1A filed on December 28, 1995.

          (c) Amended and Restated Rule 18f-3 Multi-Class Plan effective as of February 14, 1996 is incorporated herein by reference to Exhibit 99.B18(c) to Post-Effective Amendment No. 28 to the Registrant's Registration Statement on Form N-1A filed February 28, 1996.

THE VICTORY PORTFOLIOS




EX-99.B19 (a)  Power of Attorney of Leigh A.  Wilson is  incorporated  herein by reference to Exhibit 99.B P of A to Post-Effective Amendment No. 27 to Registrant's Registration Statement on Form N-1A and Powers of Attorney of Robert G. Brown, Edward P. Campbell, Harry Gazelle, Stanley I. Landgraf, Thomas F. Morrissey and H. Patrick Swygert are incorporated herein by reference to Exhibit 99.B P of A to Post-Effective Amendment No. 26 to the Registrant's Registration Statement on Form N-1A filed on January 31, 1996 and December 28, 1995, respectively.



Item 25.   Persons Controlled by or under Common Control with Registrant.

           None.

Item 26.   Number of Holders of Securities.


As of January 17, 1997 the number of record holders of each Fund of the Registrant were as follows:


                                                                 Number of
           Title of Fund                                      Record Holders
           -------------                                      ---------------
           U.S. Government Obligations Fund

                  Select Class Shares                                281
                  Investor Class Shares                              15

           Prime Obligations Fund                                  1,048

           Tax Free Money Market Fund                                 68


           Balanced Fund

                  Class A Shares                                   1,130
                  Class B Shares                                     149
                  Key Shares                                           0

           Stock Index Fund                                          227

           Value Fund                                                 95


           Diversified Stock Fund

                  Class A Shares                                   7,826
                  Class B Shares                                   1,124

           Growth Fund                                               325


           Special Value Fund

                  Class A Shares                                   1,925
                  Class B Shares                                      69

THE VICTORY PORTFOLIOS





           Special Growth Fund                                       151


           Ohio Regional Stock Fund

                  Class A Shares                                   1,081
                  Class B Shares                                      79


           International Growth Fund

                  Class A Shares                                   1,206
                  Class B Shares                                      37

           Limited Term Income Fund                                  421

           Government Mortgage Fund                                  259

           Ohio Municipal Bond Fund                                  264

           Intermediate Income Fund                                  140

           Investment Quality Bond Fund                              639



           Financial Reserves Fund                                    91

           Fund For Income                                         1,259


           Government Bond Fund

                  Class A Shares                                     135
                  Class B Shares                                      71


           Institutional Money Market Fund

                  Investor Class Shares                               23
                  Select Class Shares                                 10


           National Municipal Bond Fund

                  Class A Shares                                     831
                  Class B Shares                                      57


           New York Tax-Free Fund

                  Class A Shares                                     438
                  Class B Shares                                      90

           Ohio Municipal Money Market Fund                          127

           Lakefront Fund                                              0

           Real Estate Investment Fund                                 0

THE VICTORY PORTFOLIOS





Item 27.  Indemnification

          Article X, Section 10.02 of the Registrant's Delaware Trust Instrument, incorporated herein as Exhibit 99.B1(a) hereto, provides for the indemnification of Registrant's Trustees and officers, as follows:

          "SECTION 10.02  INDEMNIFICATION.

          (a) Subject to the exceptions and limitations contained in Subsection 10.02(b):

               (i) every person who is, or has been, a Trustee or officer of the Trust (hereinafter referred to as a "Covered Person") shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

               (ii) the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

          (b) No  indemnification  shall  be  provided  hereunder  to a  Covered
          Person:

               (i) who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

               (ii) in the  event  of a  settlement,  unless  there  has  been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office,
               (A) by the court or other body approving the settlement; (B) by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).

           (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any

THE VICTORY PORTFOLIOS



           rights to indemnification to which Trust personnel, other than Covered Persons, and other persons may be entitled by contract or otherwise under law.

           (d) Expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in Subsection (a) of this Section 10.02 may be paid by the Trust or Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or Series if it is ultimately determined that he is not entitled to indemnification under this Section 10.02; provided, however, that either (i) such Covered Person shall have provided appropriate security for such undertaking, (ii) the Trust is insured against losses arising out of any such advance payments or (iii) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Section 10.02."

           Indemnification of the Fund's principal underwriter, custodian, fund accountant, and transfer agent is provided for, respectively, in
           Section V of the Distribution  Agreement incorporated by reference as
           Exhibit 6(a) hereto, Section 28 of the Custody Agreement incorporated by reference as Exhibit 8(a) hereto, Section 5 of the Fund Accounting Agreement incorporated by reference as Exhibit 9(c) hereto, and
           Section 7 of the Transfer Agency Agreement incorporated by reference as Exhibit 9(b) hereto. Registrant has obtained from a major insurance carrier a trustees' and officers' liability policy covering certain types of errors and omissions. In no event will Registrant indemnify any of its trustees, officers, employees or agents against any liability to which such person would otherwise be subject by reason of his willful misfeasance, bad faith, or gross negligence in the performance of his duties, or by reason of his reckless disregard of the duties involved in the conduct of his office or under his agreement with Registrant. Registrant will comply with Rule 484 under the Securities Act of 1933 and Release 11330 under the Investment Company Act of 1940 in connection with any indemnification.

           Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers, and controlling persons or Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Investment Company Act of 1940, as amended, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer, or controlling person of Registrant in the successful defense of any action, suit, or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

THE VICTORY PORTFOLIOS



Item 28.  Business and Other Connections of Investment Adviser

          KeyCorp Mutual Fund Advisers, Inc. ("Key Advisers") is the investment adviser to each fund of the Victory Portfolios. Key Advisers is a wholly-owned indirect subsidiary of KeyCorp, a bank holding company which had total assets of approximately $65 billion as of

          September 30, 1996. KeyCorp is a leading financial institution doing business in 26 states from Maine to Alaska, providing a full array of trust, commercial, and retail banking services. Its non-bank subsidiaries include investment advisory, securities brokerage, insurance, bank credit card processing, mortgage and leasing companies. Society Asset Management, Inc. ("Society"), an affiliate of Key Advisers, is the sub-adviser of each of the funds. Key Advisers, Society and their affiliates have over $50 billion in assets under management, and provide a full range of investment management services to personal and corporate clients.

          Effective February 28, 1997, KeyCorp Mutual Fund Advisers, Inc., Society and a third affiliate will merge into another affiliate, Key Asset Management Inc. ("KAM") (formerly known as Spears, Benzak, Salomon and Farrell, Inc. ("SBSF")). As of that date, KAM will become the investment adviser to each of the Victory Portfolios and Society will no longer serve as fund sub-adviser.

          Lakefront Capital Investors, Inc. ("Lakefront"), sub-adviser of the Lakefront Fund, The Hanna Building, 1422 Euclid Avenue, Suite 840, Cleveland, Ohio 44115, was incorporated in 1991.

          To the knowledge of Registrant, none of the directors or officers of Key Advisers , Society, or Lakefront, except those set forth below, is or has been at any time during the past two calendar years engaged in any other business, profession, vocation or employment of a substantial nature, except that certain directors and officers of Key Advisers and Society also hold positions with KeyCorp or its subsidiaries.


          The principal executive officers and directors of Key Advisers are as follows:


          W.  Christopher  Maxwell,  Director,   Chairman  and  Chief  Executive
          Officer. Also Executive Vice President of KeyCorp Management Company ("KMC"), and Director of KAM.


          Kathleen A. Dennis, Director and President. Also Senior Vice President of KMC.




          William G. Spears, Director. Also Chairman, Director and Managing Director of SBSF; Director and Chairman of Society; and Group Executive for Asset Management of KeyCorp; Director, Chairman and Chief Executive Officer of KAM.

          Annette L. Geddes, Senior Vice President and Senior Managing Director. Also Managing Director of SBSF.


          John M. Keane, Vice President and Treasurer. Also Vice President, KMC.

THE VICTORY PORTFOLIOS




          William J. Blake, Secretary. Also Senior Vice President and Senior Managing Counsel of KMC.


          Steven N. Bulloch, Assistant Secretary. Also Senior Vice President and Senior Counsel of KMC.


          Charles G. Crane, Senior Vice President and Senior Managing Director. Also Senior Vice President and Managing Director of SBSF.

          Dennis M. Grapo, Senior Vice President and Senior Managing Director. Also Senior Vice President and Senior Managing Director of Society.

          Frank J. Riccardi, Senior Vice President and Senior Managing Director. Also Senior Vice President and Senior Managing Director of Society.


          Anthony Aveni, Senior Vice President and Senior Managing Director. Also Director, Chief Investment Officer, and Senior Managing Director of Society; Director and Chief Investment Officer of KAM.

          Eric P. Rasmussen, Senior Vice President and Senior Managing Director.
          Also  Director,   Chief  Investment  Officer  and  Chairman,   Applied
          Technology Investments, Inc.


          The business address of each of the foregoing individuals is 127 Public Square, Cleveland, Ohio 44114.

          The principal executive officers and directors of Society are as follows:

Directors:


          William G. Spears, Director and Chairman. Also Chairman, Director, and Managing Director of SBSF; Director and Chairman of Society; and Group Executive for Asset Management of KeyCorp; Director, Chairman and Chief Executive Officer of KAM.

          Richard J. Buoncore, Director, CEO and President. Also COO, Treasurer and Managing Director of SBSF; Director, President and COO of KAM.

          Richard A. Janus, also Senior Vice President and Senior Managing Director of Society.


          Dennis M. Grapo, also Senior Vice President and Senior Managing Director of Society.

          Frank J. Riccardi, also Senior Vice President and Senior Managing Director of Society.




          Anthony Aveni, also Chief Investment Officer and Senior Managing Director of Society; Director of KAM.

THE VICTORY PORTFOLIOS




Other Officers:


          James D. Kacic, Vice President and CFO of Society. Also Treasurer and Chief Financial Officer, KAM.

          William J. Blake, Secretary. Also Senior Vice President and Senior Managing Counsel of KMC. Also Secretary, KAM.

          Steven N. Bulloch, Assistant Secretary. Also Senior Vice President and Senior Counsel of KMC. Also Assistant Secretary, KAM.

          Robert M. Siewert, Assistant Vice President and Compliance Officer. Also Chief Compliance Officer, KAM.

          The principal officers and directors of KAM are as follows:

Officers:

          William G. Spears, Chief Executive Officer and Chairman.

          Richard J. Buoncore, President and COO.

Directors:

          William G. Spears

          Vincent de P. Farrell, Director and Chief Investment Officer for SBSF.

          Anthony Aveni

          Gary R. Martzolf

          W. Christopher Maxwell

          Richard J. Buoncore


          The business address of each of the foregoing individuals is 127 Public Square, Cleveland, Ohio 44114.


          The principal executive officers and directors of Lakefront are as follows:

          Nathaniel E. Carter, President. Also Chief Investment Officer of Lakefront.

          Kenneth A. Louard, Chief Operating Officer.

          The business address of each of the foregoing individuals is The Hanna Building, 1422 Euclid Avenue, Suite 840, Cleveland, Ohio 44115.

THE VICTORY PORTFOLIOS




Item 29.  Principal Underwriter

     (a) BISYS Fund Services acts as distributor and serves as administrator for the Registrant.


     (b) Directors, officers and partners of BISYS Fund Services , Inc., the General Partner of BISYS Fund Services, as of January 23, 1997 were as follows:



Name and Principal                     Positions and Officers with       Positions and Offices
Business Addresses                         BISYS Fund Services           with the Registrant
------------------                     ---------------------------       ----------------------


Lynn J. Mangum                              Chairman/CEO                       None
BISYS Fund Services, Inc.
3435 Stelzer Road

Columbus, Ohio  43215


 J. David Huber
BISYS Fund Services, Inc.
3435 Stelzer Road                            President                         None
Columbus, Ohio  43215


Robert J. McMullan
BISYS Fund Services, Inc.                 Executive Vice

3435 Stelzer Road                     President/CFO/Treasurer                  None
Columbus, Ohio  43215

 Kevin J. Dell
BISYS Fund Services, Inc.             Vice President/General
3435 Stelzer Road                        Counsel/Secretary                      None
Columbus, Ohio  43215


Michael D. Burns
BISYS Fund Services, Inc.
3435 Stelzer Road                         Vice President                        None
Columbus, Ohio  43215

Annamaria Porcaro
BISYS Fund Services, Inc.
3435 Stelzer Road                       Assistant Secretary                    None
Columbus, Ohio  43215

Robert Tuch
BISYS Fund Services, Inc.
3435 Stelzer Road                       Assistant Secretary                    None
Columbus, Ohio  43215

Stephen Mintos
BISYS Fund Services, Inc.

3435 Stelzer Road                    Executive Vice President                  None
Columbus, Ohio  43215



THE VICTORY PORTFOLIOS


George O. Martinez
BISYS Fund Services, Inc.
3435 Stelzer Road                 Senior Vice President           Assistant Secretary
Columbus, Ohio  43215


  Mark J. Rybarczyk
BISYS Fund Services, Inc.
3435 Stelzer Road                 Senior Vice President                  None
Columbus, Ohio  43215


Paul H. Bourke
BISYS Fund Services, Inc.
3435 Stelzer Road                     Vice Chairman                      None
Columbus, Ohio  43215



Item 30.   Location of Accounts and Records


     (1)  Key  Asset  Management  Inc.,  127  Public  Square,   Cleveland,  Ohio
          44114-1306 (records relating to its functions as investment adviser).


     (2)  Society Asset  Management,  Inc., 127 Public Square,  Cleveland,  Ohio
          44114-1306   (records   relating  to  its   functions  as   investment
          sub-adviser).


     (3)  Lakefront Capital Investors, Inc., Suite 840, The Hanna Building, 1422
          Euclid  Avenue,   Cleveland,  Ohio  44115  (records  relating  to  its
          functions as investment sub-adviser for the Lakefront Fund only).

     (4) KeyBank National Association, 127 Public Square, Cleveland, Ohio 44114-1306 (records relating to its functions as shareholder servicing agent).

     (5) BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio 43219 (records relating to its functions as administrator and distributor).

     (6) State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110- 3875 (records relating to its functions as transfer agent).

     (7) Boston Financial Data Services, Inc. Two Heritage Drive, Quincy, Massachusetts 02171 (records relating to its functions as dividend disbursing agent and shareholder servicing agent).

     (8) Key Trust Company of Ohio, N.A., 127 Public Square, Cleveland, Ohio 44114-1306 (records relating to its functions as custodian).

     (9) Morgan Stanley Trust Company, 1585 Broadway, New York, New York 10036 (records relating to its functions as sub-custodian of Balanced Fund and International Growth Fund).

THE VICTORY PORTFOLIOS



Item 31.   Management Services

           None.

Item 32.   Undertakings

     (a) Registrant undertakes to call a meeting of shareholders, at the request of holders of 10% of the Registrant's outstanding shares, for the purpose of voting upon the question of removal of a trustee or trustees and undertakes to assist in communications with other shareholders as required by Section 16(c) of the Investment Company Act of 1940.


     (b) Registrant, on behalf of Lakefront Fund and Real Estate Investment Fund, undertakes to file a Post-Effective amendment containing reasonably current financial statements, which need not be certified, within four to six months from the later of the effective date of this Registration Statement or the commencement of the public offering under the Securities Act of 1933.

     (c) Registrant undertakes to furnish to each person to whom a prospectus is delivered a copy of the Registrant's latest Annual Report to Shareholders upon request and without charge.


NOTICE

A copy of the Delaware Trust Instrument of The Victory Portfolios is on file with the Secretary of State of Delaware and notice is hereby given that this Post-Effective Amendment to the Registrant's Registration Statement has been executed on behalf of the Registrant by officers of, and Trustees of, the Registrant as officers and as Trustees, respectively, and not individually, and that the obligations of or arising out of this instrument are not binding upon any of the Trustees, officers or shareholders of The Victory Portfolios individually but are binding only upon the assets and property of the Registrant.

                                   SIGNATURES


As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 31 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, on the 7th day of February 1997.


                                   THE VICTORY PORTFOLIOS


                                   By: /s/ LEIGH A. WILSON
                                       --------------------------------------
                                       Leigh A. Wilson, President and Trustee




As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on the 7th day of February, 1997.


  /s/ LEIGH A. WILSON                         President and Trustee
---------------------------------
Leigh A. Wilson

  /s/ KEVIN L. MARTIN                         Treasurer
---------------------------------
Kevin L. Martin

      *                                       Trustee
---------------------------------
Robert G. Brown

      *                                       Trustee
---------------------------------
Edward P. Campbell

      *                                       Trustee
---------------------------------
Harry Gazelle

      *                                       Trustee
---------------------------------
Stanley I. Landgraf

      *                                       Trustee
---------------------------------
Thomas F. Morrissey

      *                                       Trustee
---------------------------------
H. Patrick Swygert

*By: /s/ CARL FRISCHLING
     ----------------------------
      Carl Frischling
      Attorney-in-Fact

     Attorney-in-Fact pursuant to powers of attorney, dated December 18, 1995 filed with Post-Effective Amendments 27 and 26 to Registrant's Registration Statement on January 31, 1996 and December 28, 1995, respectively.

THE VICTORY PORTFOLIO


                             THE VICTORY PORTFOLIOS

                                INDEX TO EXHIBITS


Exhibit Number


EX- 99.B5(c)  Form of Investment  Advisory Agreement between The Registrant and
              Key Asset Management Inc. regarding the Lakefront Fund and the Real Estate Investment Fund

EX-99.B5(d)   Form of Investment  Sub-Advisory Agreement between KeyCorp Mutual
              Fund  Advisers,  Inc.  and  Lakefront  Capital  Investors,   Inc.
              regarding the Lakefront Fund

EX-99.B9(d)



EX-99.B11(a)  Consent of Kramer, Levin, Naftalis & Frankel

EX-99.B11(b)  Consent of Coopers & Lybrand L.L.P.


EX-99.B12     Audited financial  reports for the period ended   October 31, 1996

EX-99.B15(a)  Distribution  and  Service  Plan dated June 5, 1995 for
              The Victory Portfolios Class A Shares of Government Bond Fund, National Municipal Bond Fund, New York Tax-Free Fund, Fund for Income, Financial Reserves Fund, Institutional Money Market Fund, Ohio Municipal
              Money Market Fund, Lakefront Fund and Real Estate Investment Fund with amended Schedule I dated March 1, 1997


EX-27         Financial Data Schedules